(OUTSIDE FRONT COVER)

                                                     CLASS A, B, C & Y SHARES

                                                                       Annual
                                                                       Report



[LOGO]
The Munder Funds
Investments                                                     JUNE 30, 1999
for all seasons

                                                      THE MUNDER EQUITY FUNDS
                                                                     Balanced
                                                              Growth & Income
                                                         International Equity
                                                             Micro-Cap Equity
                                                          Multi-Season Growth
                                                Real Estate Equity Investment
                                                              Small-Cap Value
                                                         Small Company Growth
                                                                        Value

                                                 THE MUNDER FRAMLINGTON FUNDS
                                                 Framlington Emerging Markets
                                                       Framlington Healthcare
                                             Framlington International Growth


                                                (INSIDE FRONT COVER)

                                                 At The Munder Funds, we take
                                                 great pride in applying a
                                                 "truth in labeling" attitude
                                                 to investment management.


The Munder Funds
        Letter to shareholders


Dear fellow shareholders:

     On the following pages you will find the most recent financial information for The Munder Funds. I hope you are pleased with the performance and operations of the Funds.

     I applaud you for staying with your commitment to a long-term investment strategy during an investment market which was anything but smooth sailing. Despite the constant market turmoil, which has cast a doubt over the market since June, 1998, most Fund shareholders have maintained their long-term focus. Those that have stayed the course have been well rewarded. The pay-off came as the market broadened out in April of this year as it did in late 1998. Not surprisingly (but long-awaited nonetheless) we are encouraged that the market is finally beginning to recognize the value that even companies which are not part of the very largest in the S&P 500 index can bring to a portfolio. Further, we believe that the economic conditions favor increased emphasis on these types of securities.

     At The Munder Funds, we take great pride in applying a "truth in labeling" attitude to investment management. Munder Capital Management, the advisor to The Munder Funds has followed this in very large institutional accounts and personal portfolios throughout its 15 year history. Hopefully you take comfort in knowing that each mutual fund we manage adheres to a very disciplined style of investing. That is to say, that if we define a mutual fund as being a "growth-oriented equity fund" it does invest in common stocks which are growing through earnings expansion and is almost exclusively invested in stocks. Our strict adherence to a discipline makes the job of meeting your long-term investment goals much more simple. This measure of consistency contributes to the likelihood that your strategy will be successful.

     Toward this end we have created a full family of funds. Some of our funds, such as the Index 500, Multi-Season Growth or most of our bond funds, should be considered core holdings in your portfolio. We have also become well respected and enjoyed much notoriety for the extensive array of mutual funds which invest in niche strategies. The NetNet Fund, Real Estate Fund, and International Bond Fund are examples of these.

     If you have any questions, about any of these mutual fund offerings, or your current investments, please call your financial advisor. You may also contact the Fund at 1-800-4MUNDER with your inquiries. You may also contact us through our website at http://www.munder.com. Thank you very much for your confidence in Munder Capital Management and the Munder Family of Mutual Funds.


                     Very truly yours








Very truly yours

/s/ Lee Munder
---------------------
Lee Munder, President



Table of
Contents

EQUITY FUNDS OVERVIEW
            iii    Munder Balanced Fund
            iv     Munder Growth & Income Fund
            iv     Munder International Equity Fund
            v      Munder Micro-Cap Equity Fund
            v      Munder Multi-Season Growth Fund
            vi     Munder Real Estate Equity Investment Fund
            vi     Munder Small-Cap Value Fund
            vii    Munder Small Company Growth Fund
            vii    Munder Value Fund
            vii    Munder Framlington Emerging Markets Fund
            viii   Munder Framlington Healthcare Fund
            ix     Munder Framlington International Growth Fund
            xi     Hypotheticals and Total Returns
PORTFOLIO OF INVESTMENTS --
            1      Munder Balanced Fund
            6      Munder Growth & Income Fund
            8      Munder International Equity Fund
            20     Munder Micro-Cap Equity Fund
            22     Munder Multi-Season Growth Fund
            24     Munder Real Estate Equity Investment Fund
            25     Munder Small-Cap Value Fund
            27     Munder Small Company Growth Fund
            29     Munder Value Fund
            31     Munder Framlington Emerging Markets Fund
            36     Munder Framlington Healthcare Fund
            39     Munder Framlington International Growth Fund
            44     Financial Statements
            62     Financial Highlights
            101    Notes to Financial Statements
                   Report of Ernst & Young LLP, Independent Auditors



------------------------------------------------------------------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.


Management's Discussion and
Analysis of Fund Operations

The Investment Environment

      Coming into 1999 the US economy seemed to shrug off the problems that plagued the rest of the world, showing strong performance across many sectors of the economy. Spending in the US continued to be fueled not only by strong consumer demand, but increased public sector outlays as states and the Federal government anticipated surpluses and moved to spend on infrastructure and other improvements. The manufacturing sector saw improved health as well, as inventories stayed under control and improvement in our net trade balance. This was also reflected in the steady rise in the Purchasing Managers' Index, which increased steadily throughout the period. At the end of June the Index recorded its highest reading since July 1997. Production and new orders were two of the Index's components that showed significant increases.

      Looking at the various sectors of the economy, capital goods spending remained strong. Public sector spending increased as the improved finances of state and local governments translated into higher spending. Export orders also appear to be on an upward trend.

      While there is firm fundamental support for expanding domestic demand, there are also indicators of a near-term moderation in growth. Retail sales, which increased at a 14.5% annualized rate during the first quarter, slowed to a still strong but more moderate pace of 7.9% during the second quarter. Employment growth and hours worked also slowed. In addition, the significant increase in mortgage rates that occurred during the quarter should slow housing purchases and construction, along with the sales of related goods such as furniture.

      In the midst of strong economic growth, inflation remained subdued. The Consumer Price Index (CPI), after a large jump in April, remained unchanged throughout the rest of the second calendar quarter. With industrial capacity continuing to grow faster than production, firms have very little pricing power. This has helped to keep inflation subdued in spite of strong economic growth.

      The combination of strong domestic growth and a strengthening of the global economy caused the Federal Reserve to increase the Federal Funds rate by 0.25 percentage point on June 29. At the time, policy makers indicated the need to remain alert to the potential for "inflationary forces that could undermine growth". Whether the Federal Reserve sees the need for further tightening of monetary policy this year depends upon the strength seen in the economic data released over the next months. As of this writing, the market has factored in another or 0.25 percentage point increase in anticipation of when the Federal Reserve meets again in late August. Whether that is the last increase or not is uncertain at this time.

The Stock Market

      The first quarter of 1999 represented a continuation of the very narrow performance that has characterized the stock market for the previous six quarters. Again, large stocks significantly outperformed smaller stocks as the S&P 500 Index returned 4.98% for the first quarter, and the S&P 600 Index (an index of small company stocks) returned -- 9.00%. In fact, two companies (Microsoft and America Online) accounted for over half of the return of the S&P500 Index, and only 10 companies accounted for the entire increase.

      Early in the second quarter of 1999, however, the stock market experienced a dramatic shift away from growth stocks (stocks purchased with the anticipation of above-average long-term earnings growth) to value stocks (stocks with relative valuations below the average market valuations). This shift came about as investors reasoned that rising interest rates would have less of a negative impact on value stocks than on growth stocks. In addition, a recovering global economy was likely to be more of a positive for value-oriented cyclical stocks than for growth stocks.

      The shift lasted exactly one week (from April 12th to April 19th). The magnitude was so great, however, that this one-week of performance caused value stocks to outperform growth stocks for the entire quarter. In that one week time period, large value stocks outperformed large growth stocks by more than 11 percentage points. Mid-cap value stocks outperformed mid-cap growth stocks by 8 percentage points and small-cap value stocks outperformed small-cap growth stocks by 4 percentage points. Many of the large growth stocks which had led the S&P 500 over the past several years, such as Microsoft, Wal-Mart, General Electric, Merck and Cisco Systems, saw their stock prices decline by 10% to 15% during that week. Value-oriented cyclical stocks (the stocks of companies that are highly sensitive to the strength of the economy) such as Alcoa and Caterpillar Tractor, which had lagged the overall market in recent periods, had price increases of over 20% during that week. Overall, traditional growth sectors of the market, such as Healthcare and Business Services, were the worst performing sectors, while more cyclical sectors such as Basic Materials and Capital Goods were the best performing sectors for the first time since late 1997.

      The Fed has been extremely outspoken about slowing the economy in an effort to avoid inflation. Our discipline focuses on companies that have demonstrated an ability to grow their earnings throughout an economic cycle -- these are precisely the types of companies investors gravitate to in times when the economy is slowing and earnings are decelerating. Recent history reinforces the wisdom of this discipline.


      [The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses.]

Munder Balanced Fund

Fund Manager: The Munder Balanced Fund Committee

      The Fund earned a return of 11.21% for the year ending June 30, 1999, relative to the 6.36% return for the 60% S&P 500 / 40% Lehman Gov't/Corp. and the 9.98% average return for the Lipper universe of balanced mutual funds. The asset allocation of the Fund was approximately 35% fixed income and 65% equities during the month. The Fund has earned above-average returns for the one-month, three-month, six-month, and one-year time periods ending June 30, 1999.

      The first half of 1999 was characterized by a strong equity market and negative bond market. The stock portion of the Fund, therefore, was the key to the strong absolute and relative performance of the Fund during the quarter.

      The equity portion of this Fund consists of stocks from our large and small cap disciplines, as well as growth and value sectors. As a result, in a significant reversal from the first quarter of this year, the strongest performance came from the Fund's holdings of smaller capitalization stocks. This was a reflection of the broadening out of the market. Investors were once again focusing on valuation and fundamentals, rather than simply capitalization. In another shift from prior quarters, value stocks were especially strong performers. These are stocks whose relative valuation is below that of the market. This renewed focus on value stocks came about because market participants reasoned that higher interest rates would have less of a negative impact on stocks with relatively low valuations.

Munder Growth & Income Fund

Fund Manager: Otto G. Hinzmann, Jr.

      The Fund earned a return of 7.22% for the year ending June 30, 1999, relative to the 14.48% average return for the Lipper universe of equity income mutual funds and the 22.74% return for the S&P 500 Index.

      In a reversal of performance trends that characterized the previous six quarters, cyclical stocks, those most sensitive to the economic environment, outperformed growth stocks during the second quarter. While the S&P 500 Index was up by 6.7% during the second quarter of 1999 on the basis of price, the basic industry sector of the S&P 500 universe rose by 19.2% while the capital goods sector generated a 13.3% return. The Fund was underweighted in stocks in these sectors and this held back the Fund's performance during the period. Also holding back returns was the relative weakness in the performance of the Fund's healthcare holdings.

      A key positive for the Fund's performance was the strong returns from consumer cyclical holdings, up by 12.6% relative to the 4.9% return for the S&P 500 consumer cyclical sector, as well as strong returns generated by communication holdings, up by 19% compared with 12.7% for the S&P 500 communication sector.

      The Fund's emphasis on high quality, established companies with strong fundamentals, conservative valuations and significantly above-market dividend yields represents a defensive investment strategy. This is a strategy that should appeal to conservative investors in today's high valuation, high volatility market.

Munder International Equity Fund

Fund Managers: Theodore Miller and Todd B. Johnson

      The Fund generated a return of 11.30% for the year ending June 30, 1999, relative to the 8.78% return for the FT/S&P Actuaries World ex-U.S. Index and the 4.83% average return for the Lipper universe of international equity mutual funds. The Fund has earned above-average returns for all time periods for the last five years ending June 30, 1999.

      The diversification of the 621 stock, 43 country Munder International Equity Fund was a key factor in the strong relative performance of the Fund. China, Indonesia and Russia, among the strongest markets worldwide during the quarter, all had monthly dollar-based returns in excess of thirty percent during the month of June alone. Significant strength was also seen in the stock markets of the Asian emerging economies. These securities are held as part of the Fund's strategy of holding predominantly all ADR's of foreign companies trading in the U.S. with a market capitalization above $200 million. The theory behind this strategy is to replicate the global indices, but provide the comfort of investing in companies with U.S. reporting obligations, subject to certain U.S. standards, with the liquidity that U.S. markets provide, in U.S. currency. We are very pleased by the performance of this portion of the Fund.


      For the second portion of the Fund, which is made up of companies selected by our proprietary economic quantitative modeling software, we attempt to find those companies best suited to perform within their specific markets, based upon an analysis of the specific economic data in those countries. This portion represents 15% of the Fund. We rely exclusively on the software for timing of our buy/sell discipline. If you look at the ADR portion of the portfolio as an attempt to replicate the global investment indices, then this portion provides the Fund the opportunity to outperform, if possible. Even though past returns are not a predictor of future performance, we are pleased that we have been able to provide above average returns for the standard periods through the last five years.

      The Fund is not hedged to any particular currency, and relative strength or weakness in foreign currencies impact the holdings of the Fund since in most cases ADR's tend to trade relative to their parent securities in their home countries. As a result, strength in the U.S. dollar has negatively affected the Fund by approximately 9.22 percentage points for the year.

Munder Micro-Cap Equity Fund

Fund Manager: The Munder Micro-Cap Fund Committee

      The Fund earned a return of 9.43% for the year ending June 30, 1999, relative to the -0.90% return for the Wilshire Micro-Cap Index and the 18.32% average return for the Lipper universe of micro-cap mutual funds. The Fund has earned above-average returns for the three-month and two- year time periods ending June 30, 1999.

      Smaller capitalization stocks rebounded during the second quarter of 1999 as the market broadened out. This was a key positive factor in the strong absolute performance of the Fund. Relative performance was helped by strong stock selection, primarily in the technology, healthcare and consumer cyclicals sectors.

      In addition, the second quarter of 1999 saw increased activity of small companies coming to market via Initial Public Offerings (IPO's). The Fund was well-positioned to take advantage of many of these IPO's. While much of the enthusiasm surrounding the technology and Internet sectors has helped the performance of this Fund, we continue to caution and remind shareholders of the volatility of these sectors and markets, and that there can be no assurance that these conditions will continue.

Munder Multi-Season Growth Fund

Fund Manager: Leonard J. Barr II, CFA

      The Fund generated a return of 11.70% for the year ending June 30, 1999, relative to the 22.74% return for the S&P 500 Index and the 18.87% average return for the Lipper universe of growth stock mutual funds. The Fund earned an above-average return for the one-month time period ending June 30, 1999.

      During the second quarter of 1999, the stock market experienced a dramatic shift away from growth stocks and toward value stocks. Growth stocks are chosen on the basis of anticipated above- average earnings growth while value stocks are those whose relative valuations tend to be below the average market valuation. This shift occurred largely because investors reasoned that rising interest rates would have less of a negative impact on value stocks. As a result of this shift, healthcare and business services, traditional growth areas, were among the worst performing sectors of the overall market. Value sectors, such as capital goods, were the best performing sectors for the first time since late 1997.

      For the period, the best performing sectors were capital goods, technology and diversified companies. Healthcare, basic industries and services were among the weaker sectors.

       The earnings per share growth rate for the Fund's holdings over the next twelve months is estimated at 17%. This compares with estimated earnings per share growth of 10% for the S&P 500 universe of stocks. The price paid for those earnings, represented by the price to earnings ratio of the Fund over the next twelve months is 26 relative to 27 for the S&P 500 stocks.

Munder Real Estate Equity Investment Fund

Fund Managers: Peter K. Hoglund, CFA and Robert E. Crosby, CFA

      The Fund generated a return of -6.35% for the year ending June 30, 1999, relative to the -8.98% return for the NAREIT Index (equity only) and the -5.55% average return for the Lipper universe of real estate mutual funds. The Fund has earned above-average returns relative to the Lipper universe for the one-month, two-year and three-year time periods ending June 30, 1999. It has outperformed the NAREIT Index for the same time periods and for the three-month, six- month, and one-year time periods as well.

      The second quarter of 1999 was strong for REITs as investors shifted away from high valuation, high volatility stocks in a search for value and strong fundamentals. Strong first quarter cash flow, and expectations for strong cash flow growth in the second quarter, made REITs an attractive sector of the equity market. Even with the rally in this sector of the market during the second quarter, REITs still appear to offer the potential for competitive risk-adjusted returns going forward.

Munder Small-Cap Value Fund

Fund Managers: Gerald L. Seizert, CFA, Edward O. Eberle, CFA and Brian R.
               Wall, CFA

      The Fund earned a return of -5.01% for the year ending June 30, 1999, relative to the 1.50% return for the Russell 2000 Index, the 5.71% return for the Russell 2000 Value Index and the 1.93% average return for the Lipper universe of small cap mutual funds. The Fund has earned above- average returns for the one-month and three-month time periods ending June 30, 1999.

      During the second quarter of 1999, there was a significant rebound in small company stocks and in value stocks. The shift toward value stocks occurred largely because investors reasoned that rising interest rates would have less of a negative impact on value stocks than on the higher valuation growth stocks. In addition, the greater strength of the global economy will have more of an impact on value-oriented cyclical stocks than on growth stocks. The resurgence of both small capitalization stocks and value stocks were positive for the Fund's performance.

      Particularly strong results for the second quarter of 1999 occurred in the financials, autos and transportation, consumer cyclical and technology sectors of the Fund. Strong stock selection was a key to performance in each group. Consolidation activity drove up the returns in the financials sector. Autos and transportation benefited from overall market strength. Weaker sectors of the Fund included utilities and energy.


Munder Small Company Growth Fund

Fund Manager: The Small Company Growth Fund Committee

      The Fund generated a return of -10.62% for the year ending June 30, 1999, compared to the 8.30% return for the Russell 2000 Growth Index and the 1.93% average return for the Lipper universe of small cap mutual funds. The Fund has earned above-average returns for the one- month and three-month time periods ending June 30, 1999.

      Strong performance in the basic industry and technology sectors offset weakness among the consumer cyclical and transportation holdings. Strength in the basic industries group came largely from strong stock selection. Technology holdings, which we have overweighted in the Fund, benefited from overall market strength. Consumer cyclicals suffered from overall weakness in the small cap sector of the market.

      The quality of the securities in the Fund remains high and the valuation reasonable. As of June 30, earnings growth for the securities in the Fund was 23%, with a 19% return on shareholders' equity. The valuation levels of the companies in the Fund remained attractive at 19 times estimated 1999 earnings.

Munder Value Fund

Fund Managers: Gerald L. Seizert, CFA, Edward O. Eberle, CFA and Brian R.
               Wall, CFA

      The Fund earned a return of -0.16% for the year ending June 30, 1999, relative to the 16.36% return for the Russell 1000 Value Index and the 14.48% average return for the Lipper universe of growth & income mutual funds. (There is no Lipper universe representing value funds. The growth & income universe is closest to the Fund in terms of investment characteristics.)

      During the second quarter of 1999, there was a significant rebound in the performance of value stocks relative to growth stocks. Investors reasoned that rising interest rates would have less of a negative impact on the lower-valuation value stocks. In addition, renewed strength in the global economy was better for value-oriented cyclical stocks than for growth stocks.

      Technology, financials and communication services were the best performing sectors of the Fund during the quarter. Technology benefited from both overall market strength and strong stock selection. Good stock selection in the financials sector helped to overcome the sector's weak overall market performance. Communication services gained on the strength of GTE Corp. in another strong sector of the market.

Munder Framlington Emerging Markets Fund

Fund Manager: The Munder Framlington Emerging Markets Fund Committee,
              headed by William Calvert

      The Fund earned a return of 29.33% for the year ending June 30, 1999, relative to the 28.71% return for the MSCI Emerging Markets Free Index and the 16.02% average return for the Lipper universe of emerging markets mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, one-year and two-year time periods ending June 30, 1999.

      Emerging markets enjoyed a strong quarter led by a resurgence in Asian markets. The catalyst for this rebound was evidence that the pace of economic recovery in Asia was quicker than previously supposed. Korea has been the leader, with its GDP (Gross Domestic Product) growing by



4.6% in the first quarter of 1999. Inflation is benign across the region, currencies have been strong and interest rates have remained low. The pace of industrial and financial restructuring has continued to be strong and this is encouraging increased foreign investment. In addition, recent numbers from Germany and Japan suggest that the pace of economic growth in other countries is recovering as well. As a major exporting region, Asia is poised to be the main beneficiary from such an event.

      Having been the laggard for so long, the Chinese markets finally started to participate in the rebound following a substantial cut in interest rates on savings deposits as well as in the government taxation of equities. The government has effectively given its stamp of approval for a bull market. This was not lost on market participants who readily created one as they switched from savings deposits to stocks. With the continuing prospect of membership in the World Trade Organization and signs of a pick up in exports, the Chinese stock market should continue to perform well. We increased the Fund's overweighted position in China during June.

      The end of the war in Kosovo and evidence of an economic recovery in Germany had only a limited impact on Eastern European markets. Hungary has been the worst performer as investors focus on its current account and budget deficits. Russia is now the star performer in this region, helped by further strength in oil prices and encouraging words from the IMF. With the Russian economy showing tentative signs of recovery and commodity prices remaining firm, this improvement in the Russian markets may continue.

      One concern of investors has been the impact of higher U.S. interest rates on emerging markets. The most significant aspect of the Asian crisis was the shift from pegged to floating exchange rates. As a consequence, the interest rate links between the U.S. and emerging markets are no longer as direct as they were in the past. In addition, following the devaluation in Brazil, a tight linkage with the U.S. dollar no longer exists in either Brazil or Mexico, the two largest Latin countries. This helps to isolate these economies from interest rate increases in the U.S.

      The Brazilian real has adjusted downwards following its surge to the
1.65 level. This, along with the pick up in commodity prices, should improve the chances of Brazil finally producing export growth. Although Mexico is inextricably linked to the U.S. economy it need not be undone by a rise in U.S. interest rates. It is far more important for Mexico and other emerging markets that the U.S. economy remains strong.

Munder Framlington Healthcare Fund

Fund Manager: Antony Milford

      The Fund generated a -10.42% return for the year ending June 30, 1999, compared to the 14.02% return for the S&P Healthcare Index and the 7.98% average return for the Lipper universe of health/biotechnology mutual funds. The Fund earned above-average returns for the three-month time period ending June 30, 1999.

      Shortly after we wrote in our last report that the bear market in U.S. small capitalization healthcare stocks showed no signs of abating, there was an abrupt change in market sentiment. The large pharmaceutical stocks sold off by 25% and the biotech sector rallied. There were specific reasons why the large drug stocks suffered price declines during the quarter. There was a general move away from drug stocks and towards more economically sensitive stocks as the evidence of a global economic rebound became clearer. More specifically, talk of the introduction of Medicare drug benefits intensified, culminating in President Clinton's recent proposals. This also had a negative impact on drug stocks. Our own concern about the large drug companies, apart from high valuations, is that there are major drug patent expirations that start in the year 2000. The drug industry will have to accelerate its development of new drugs or suffer a decline in growth compared to the 1996 to 1999 period.

      The recent acquisitions of biotechnology companies by larger drug companies (Sugen acquired by Pharmacia & Upjohn and Alza and Perclose acquired by Abbott) are clear illustrations of the growing belief in the growth prospects of the biotechnology industry. In the U.K., the Celltech/ Chiroscience deal illustrates another ongoing trend mergers of two biotech companies designed to diversify risk and achieve sufficient critical mass to attract wider investment interest. There are still many well-financed biotech companies with late stage products that will offer substantial returns, provided the clinical results pan out.

      The device sector in general has rallied less strongly than the biotechs. In this sector, however, Minimed (insulin pumps), Perclose (suturing devices for the sealing of arterial puncture sites) and Molecular Devices (specialized laboratory equipment) have been notable exceptions. We are particularly interested in companies that will be providing the equipment and services necessary for the pharmaceutical industry to make the best use of the developments that will come out of the revolution related to gene research.

      The biggest excitement in the healthcare service sector has been among the healthcare companies using the Internet to distribute healthcare information, products and databases. We have added selectively to our holdings in the healthcare information technology area on the grounds that Internet companies will need the access to doctors that is provided by these information-focused companies. We have also added to the Fund's positions in the pharmacy benefit managers. These firms stand to benefit from any new Medicare drug coverage as well as from E-Commerce opportunities.

      In our view, the better climate in the biotechnology sector seems to be firmly established, as does the broadening out of the U.S. market which is so vital to the Healthcare Fund. Finally, and importantly, there are still many inexpensive stocks in the healthcare sector and a virtual absence of speculative money.

Munder Framlington International Growth Fund

Fund Manager: The Munder Framlington International Growth Fund Committee,
              headed by Simon Key

      The Fund generated a return of 7.35% for the year ending June 30, 1999, relative to the 7.92% return for the Morgan Stanley EAFE Index and the 4.83% average return for the Lipper universe of international equity mutual funds. The Fund has earned above-average returns for the three-month, six-month, one-year and two-year time periods ending June 30, 1999.

      The economic backdrop in the U.K. improved during the second quarter of 1999. Despite the stronger economy and an upturn in the housing market, inflationary pressures remained subdued. Consolidation activity continued with Wal-Mart outbidding Kingfisher for Asda, Lloyds Bank announcing an agreed purchase of Scottish Widows and Whitbread in a contested bid for Allied



Domecq's pubs business. Even with all of this positive news, the British stock market struggled as yields rose throughout the quarter. Not until the end of the second quarter of 1999 were interest rates cut to 5%. They now stand 2.5 percentage points below the interest rate highs of 1998. This cut in rates should stimulate consumer activity over the next quarters.

      After a lackluster first quarter of 1999, Continental Europe began to show some signs of a rebound. German data in particular seem to demonstrate that the economy had bottomed out and that upgrades in expectations regarding both GDP and earnings are likely. The euro has continued to be weak relative to the dollar and sterling, a factor that should help the recovery of Europe's exporters.

      Emerging markets rallied strongly during the second quarter, led by the markets in Asia. The re-emergence of the Asian economies, a result of falling interest rates, corporate restructuring and a pick up in intra-Asian trade volumes, has occurred much more rapidly than anticipated. This has led to continued upward revisions to earnings forecasts for Asian companies.

      Japanese stocks continued their advance in the second quarter of 1999, with the Topix index gaining 11.8% in local currency. The improved market was largely due to restructuring announcements from a number of companies and better news on the Japanese economy. The release of strong GDP data during the quarter sent a clear signal to investors that the Japanese economy has at least stabilized. Foreign investors, who are mostly underweighted in Japanese equities, were the main buyers.

      In Latin America, subdued inflation in Brazil has allowed interest rates to fall there although this has not yet translated into renewed interest in the Brazilian equity market. One reason for investors' caution is that the risk premium attached to Brazilian debt has remained stubbornly high.



Hypotheticals and Total Returns

The following graphs represent the performance of the Funds since inception, which includes a period of time when the Funds were managed by Munder Capital Management (approximately fifty-three months) and a period of time when the Funds were managed by the predecessor. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for the class(es) of each Fund shown in the line graph as well as certain other classes of shares offered by the Fund. These classes have different sales charges and expenses than the class(es) shown in the line graph, which affect performance. The Lipper mutual fund averages were derived from a universe of only those mutual funds that were in existence as of the inception date of the Funds and are comprised of mutual funds which are categorized under the Funds' respective objectives by Lipper Analytical Services, Inc.

Balanced Fund

                          CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment--Class Y


                                          60% S&P 500/40%  Lipper Balanced
                Class Y     S&P 500    Lehman Gov't/Corp.    Funds Average

   4/13/93    10,000.00   10,000.00            10,000.00         10,000.00
   4/30/93     9,860.00    9,758.00             9,885.75          9,890.00
   5/31/93    10,000.00   10,018.00            10,039.84         10,045.00
   6/30/93    10,070.00   10,047.00            10,149.00         10,158.00
   7/31/93    10,061.00   10,007.00            10,151.00         10,181.00
   8/31/93    10,352.00   10,386.00            10,473.00         10,484.00
   9/30/93    10,403.00   10,306.00            10,440.00         10,514.00
10/31/1993    10,444.00   10,519.00            10,586.00         10,620.00
11/30/1993    10,192.00   10,419.00            10,477.00         10,481.00
12/31/1993    10,484.00   10,545.00            10,571.00         10,662.00
   1/31/94    10,663.00   10,903.00            10,850.00         10,925.00
   2/28/94    10,481.00   10,607.00            10,589.00         10,715.00
   3/31/94    10,026.00   10,146.00            10,199.00         10,321.00
   4/30/94     9,977.00   10,276.00            10,243.00         10,341.00
   5/31/94     9,886.00   10,444.00            10,336.00         10,393.00
   6/30/94     9,571.00   10,188.00            10,173.00         10,211.00
   7/31/94     9,773.00   10,522.00            10,455.00         10,441.00
   8/31/94    10,059.00   10,953.00            10,715.00         10,707.00
   9/30/94     9,946.00   10,685.00            10,491.00         10,505.00
10/31/1994    10,084.00   10,925.00            10,631.00         10,556.00
11/30/1994     9,797.00   10,528.00            10,385.00         10,300.00
12/31/1994     9,940.00   10,683.00            10,505.00         10,399.00
   1/31/95     9,981.00   10,960.00            10,750.00         10,539.00
   2/28/95    10,281.00   11,387.00            11,103.00         10,859.00
   3/31/95    10,473.00   11,723.00            11,333.00         11,054.00
   4/30/95    10,587.00   12,068.00            11,600.00         11,250.00
   5/31/95    10,930.00   12,549.00            12,072.00         11,624.00
   6/30/95    11,264.00   12,840.00            12,282.00         11,852.00
   7/31/95    11,609.00   13,266.00            12,520.00         12,120.00
   8/31/95    11,672.00   13,299.00            12,598.00         12,225.00
   9/30/95    11,968.00   13,860.00            12,982.00         12,502.00
10/31/1995    11,926.00   13,810.00            13,021.00         12,466.00
11/30/1995    12,274.00   14,416.00            13,462.00         12,857.00
12/31/1995    12,280.00   14,694.00            13,699.00         13,039.00
   1/31/96    12,577.00   15,193.00            14,030.00         13,278.00
   2/29/96    12,704.00   15,334.00            14,010.00         13,323.00
   3/31/96    12,786.00   15,482.00            14,058.00         13,376.00
   4/30/96    12,956.00   15,710.00            14,162.00         13,505.00
   5/31/96    13,180.00   16,115.00            14,397.00         13,668.00
   6/30/96    13,218.00   16,176.00            14,497.00         13,684.00
   7/31/96    12,715.00   15,462.00            14,080.00         13,301.00
   8/30/96    12,940.00   15,789.00            14,264.00         13,544.00
   9/30/96    13,597.00   16,677.00            14,882.00         14,038.00
10/31/1996    13,694.00   17,137.00            15,271.00         14,313.00
11/30/1996    14,157.00   18,430.00            16,140.00         14,979.00
12/31/1996    13,859.00   18,066.00            15,864.00         14,822.00
   1/31/97    14,179.00   19,194.00            16,547.00         15,256.00
   2/28/97    14,042.00   19,344.00            16,648.00         15,284.00
   3/31/97    13,542.00   18,551.00            16,112.00         14,854.00
   4/30/97    13,933.00   19,658.00            16,849.00         15,276.00
   5/31/97    14,623.00   20,859.00            17,617.00         15,951.00
   6/30/97    15,057.00   21,787.00            18,235.00         16,430.00
   7/31/97    15,982.85   23,521.25            18,812.68         17,350.08
   8/31/97    15,508.16   22,204.06            18,096.30         16,897.24
   9/30/97    16,223.09   23,420.84            18,804.95         17,530.89
10/31/1997    16,013.81   22,638.58            18,548.45         17,229.36
11/30/1997    16,177.15   23,686.75            19,103.05         17,484.35
12/31/1997    16,351.87   24,094.16            19,380.42         17,713.40
   1/31/98    16,301.18   24,361.61            19,618.80         17,823.22
   2/28/98    16,954.85   26,118.08            20,451.82         18,557.54
   3/31/98    17,421.11   27,455.32            21,105.46         19,079.00
   4/30/98    17,433.31   27,732.62            21,275.57         19,201.11
   5/31/98    17,201.44   27,363.78            21,147.06         19,007.18
   6/30/98    17,502.47   28,474.75            21,147.06         19,290.39
07/31/1998    17,008.02   28,061.56            22,291.86         19,039.95
08/31/1998    15,203.47   24,003.86            20,533.03         17,373.95
09/30/1998    15,829.85   25,542.51            21,557.63         18,060.22
10/31/1998    16,548.52   27,619.11            22,549.28         18,769.99
11/30/1998    17,136.00   29,292.83            23,424.19         19,426.94
12/31/1998    18,141.88   30,980.10            24,255.75         20,042.77
01/31/1999    18,336.00   32,275.07            24,932.48         20,333.40
02/28/1999    17,503.54   31,271.31            24,229.39         19,780.33
03/31/1999    18,044.40   32,522.16            24,859.35         20,219.45
04/30/1999    18,656.11   33,780.77            25,460.95         20,860.41
05/31/1999    18,581.48   32,983.54            24,995.01         20,560.02
06/30/1999    19,462.25   34,814.13            25,797.35         21,090.47


                   GROWTH OF A $10,000 INVESTMENT                                  AVERAGE ANNUAL TOTAL RETURNS

                                                   60% S&P    Lipper              One               Five
                                                   500/40%  Balanced      One    Year     Five     Years      Since        Since
Class and             With   Without                Lehman     Funds     Year   w/out    Years     w/out  Inception    Inception
Inception Date        Load      Load  S&P 500  Gov't/Corp.   Average   w/load    load   w/load      load     w/load   w/out load
--------------------------------------------------------------------   ---------------------------------------------------------
Class A -- 4/30/93 $18,377*  $19,439  $35,671      $26,200   $21,090   4.70%*   10.76%   13.62%*   14.92%    10.37%*      11.37%
Class B -- 6/21/94 $18,840+  $18,940  $34,164      $25,344   $20,656   5.16%*    9.96%   13.72%++  13.96%    13.43%+      13.55%
Class C -- 1/24/96      N/A  $15,174  $22,910      $18,118   $15,824   9.15%*   10.11%      N/A       N/A       N/A       12.92%
Class Y -- 4/13/93      N/A  $19,463  $34,814      $25,797   $21,090      N/A   11.21%      N/A    15.25%       N/A       11.31%

-------
 * Reflects  the  deduction of the maximum  sales charge of 5.50% for Class A Shares,  of 5.00% for Class B Shares,
   and of 1.00% for Class C Shares.

 ++Based upon the declining Contingent Deferred Sales Charge ("CDSC") schedule as defined in the prospectus, figures reflect the deduction of a 1.00% back-end load.

 ++Reflects the deduction of a 2.00% back-end CDSC.
   All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

   Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

   Figures for the Standard & Poor's Composite 500 Index ("S&P 500"), an unmanaged index of common stock prices, include reinvestment of dividends. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.




Growth & Income Fund

                          CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment--Class Y


                                                   Lipper Equity Income
                    Class Y            S&P 500            Funds Average

     7/5/94       10,000.00          10,000.00               10,000.00
    7/31/94       10,090.00          10,328.00               10,263.00
    8/31/94       10,190.00          10,750.00               10,590.00
    9/30/94       10,140.00          10,487.00               10,400.00
 10/31/1994       10,167.00          10,723.00               10,459.00
 11/30/1994        9,905.00          10,333.00               10,058.00
 12/31/1994        9,951.00          10,486.00               10,131.00
    1/31/95       10,246.00          10,757.00               10,323.00
    2/28/95       10,602.00          11,176.00               10,654.00
    3/31/95       10,809.00          11,506.00               10,909.00
    4/30/95       11,066.00          11,844.00               11,156.00
    5/31/95       11,456.00          12,317.00               11,491.00
    6/30/95       11,523.00          12,602.00               11,643.00
    7/31/95       11,678.00          13,020.00               11,970.00
    8/31/95       11,740.00          13,053.00               12,102.00
    9/30/95       12,251.00          13,603.00               12,501.00
 10/31/1995       12,272.00          13,555.00               12,363.00
 11/30/1995       12,856.00          14,149.00               12,890.00
 12/31/1995       13,361.00          14,422.00               13,209.00
    1/31/96       13,700.00          14,912.00               13,516.00
    2/29/96       13,657.00          15,051.00               13,635.00
    3/31/96       13,799.00          15,195.00               13,818.00
    4/30/96       13,682.00          15,419.00               13,987.00
    5/31/96       13,842.00          15,816.00               14,213.00
    6/30/96       13,972.00          15,877.00               14,232.00
    7/31/96       13,512.00          15,176.00               13,709.00
    8/30/96       13,823.00          15,497.00               14,065.00
    9/30/96       14,391.00          16,368.00               14,601.00
 10/31/1996       14,822.00          16,819.00               14,932.00
 11/30/1996       15,663.00          18,089.00               15,777.00
 12/31/1996       15,517.00          17,731.00               15,693.00
    1/31/97       16,088.00          18,838.00               16,285.00
    2/28/97       16,414.00          18,986.00               16,464.00
    3/31/97       15,992.00          18,208.00               15,954.00
    4/30/97       16,449.00          19,294.00               16,421.00
    5/31/97       17,304.00          20,473.00               17,372.00
    6/30/97       17,945.00          21,383.00               18,016.00
    7/31/97       19,252.83          23,085.09               19,169.02
    8/31/97       18,509.67          21,792.32               18,618.87
    9/30/97       19,535.11          22,986.54               19,555.40
 10/31/1997       19,298.73          22,218.79               18,970.70
 11/30/1997       19,808.22          23,247.52               19,554.99
 12/31/1997       20,539.14          23,647.38               20,018.45
    1/31/98       20,652.11          23,909.86               20,004.43
    2/28/98       21,591.78          25,633.77               21,126.68
    3/31/98       22,762.05          26,946.21               22,068.93
    4/30/98       22,536.71          27,218.37               22,073.35
    5/31/98       22,171.61          26,750.21               21,720.17
    6/30/98       22,131.71          27,836.27               21,854.84
 07/31/1998       21,252.75          27,541.21                21238.53
 08/31/1998       18,917.07          23,558.75               18,653.80
 09/30/1998       19,923.46          25,068.86               19,655.51
 10/31/1998       20,833.96          27,106.96               20,889.88
 11/30/1998       21,673.57          28,749.64               21,752.63
 12/31/1998       22,657.55          30,405.62               22,342.13
 01/31/1999       22,517.07          31,676.58               22,225.95
 02/28/1999       22,280.65          30,691.44               21,801.43
 03/31/1999       23,494.94          31,919.09               22,296.33
 04/30/1999       23,494.94          33,154.36               23,861.53
 05/31/1999       23,147.22          32,371.92               23,620.53
 06/30/1999       23,728.21          34,168.56               24,348.04


                     GROWTH OF A $10,000 INVESTMENT                                 AVERAGE ANNUAL TOTAL RETURNS

                                                        Lipper Equity          One         One       Since       Since
Class and            With       Without                  Income Funds         Year        Year   Inception   Inception
Inception Date       Load          Load        S&P 500        Average       w/load  w/out load      w/load  w/out load
---------------------------------------------------------------------       ------------------------------------------
Class A-- 8/8/94  $21,929*      $23,210        $33,078        $23,651        1.07%*      6.96%      17.40%*     18.77%
Class B-- 8/9/94  $22,195+      $22,395        $33,078        $23,651        1.38%*      6.18%      17.70%+     17.91%
Class C-- 12/5/95     N/A       $17,398        $24,145        $18,862        5.23%*      6.18%         N/A      16.78%
Class Y-- 07/5/94     N/A       $23,727        $34,169        $24,348          N/A*      7.22%         N/A      18.91%


International Equity Fund
                          CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment--Class Y

                                   FT/S&P Actuaries     Lipper International
                    Class Y      World Index ex U.S.           Funds Average

 12/01/1991       10,000.00               10,000.00               10,000.00
 12/31/1991       10,520.00               10,468.17               10,487.00
    1/31/92       10,646.00               10,212.86               10,569.00
    2/29/92       10,776.00                9,847.48               10,576.00
    3/31/92       10,486.00                9,185.01               10,214.00
    4/30/92       10,736.00                9,164.46               10,476.00
    5/31/92       11,187.00                9,776.53               10,990.00
    6/30/92       10,766.00                9,303.71               10,686.00
    7/31/92       10,416.00                9,048.41               10,308.00
    8/31/92       10,175.00                9,673.08               10,378.00
    9/30/92       10,195.00                9,434.35               10,149.00
 10/31/1992       10,365.00                8,962.20                9,850.00
 11/30/1992       10,616.00                9,072.94                9,903.00
 12/31/1992       10,656.00                9,101.46               10,033.00
    1/31/93       10,522.00                9,104.77               10,071.00
    2/28/93       10,785.00                9,413.79               10,302.00
    3/31/93       11,140.00               10,247.35               10,882.00
    4/30/93       11,363.00               11,196.29               11,441.00
    5/31/93       11,576.00               11,509.28               11,679.00
    6/30/93       11,485.00               11,227.45               11,443.00
    7/31/93       11,870.00               11,728.12               11,786.00
    8/31/93       12,549.00               12,279.84               12,540.00
    9/30/93       12,448.00               11,949.60               12,497.00
 10/31/1993       13,238.00               12,269.23               13,091.00
 11/30/1993       12,833.00               11,226.79               12,589.00
 12/31/1993       14,120.00               12,029.84               13,846.00
    1/31/94       14,515.00               13,043.10               14,671.00
    2/28/94       13,867.00               13,023.21               14,330.00
    3/31/94       12,823.00               12,514.59               13,657.00
    4/30/94       13,127.00               13,032.49               14,011.00
    5/31/94       13,238.00               12,991.38               13,986.00
    6/30/94       12,691.00               13,148.54               13,822.00
    7/31/94       13,279.00               13,286.47               14,205.00
    8/31/94       13,644.00               13,604.77               14,658.00
    9/30/94       13,248.00               13,234.08               14,309.00
 10/31/1994       13,563.00               13,657.16               14,578.00
 11/30/1994       13,076.00               12,980.11               13,887.00
 12/31/1994       12,942.00               13,035.81               13,721.00
    1/31/95       12,328.00               12,483.42               13,051.00
    2/28/95       12,574.00               12,385.28               13,108.00
    3/31/95       12,921.00               13,157.16               13,573.00
    4/30/95       13,361.00               13,684.35               14,028.00
    5/31/95       13,555.00               13,503.98               14,175.00
    6/30/95       13,749.00               13,260.61               14,196.00
    7/31/95       14,403.00               14,098.14               14,954.00
    8/31/95       14,097.00               13,585.54               14,642.00
    9/30/95       14,475.00               13,815.65               14,902.00
 10/31/1995       14,383.00               13,454.91               14,617.00
 11/30/1995       14,465.00               13,862.07               14,778.00
 12/31/1995       14,757.00               14,397.88               15,220.00
    1/31/96       14,911.00               14,533.82               15,533.00
    2/29/96       14,932.00               14,523.21               15,599.00
    3/31/96       15,149.00               14,822.28               15,848.00
    4/30/96       15,623.00               15,295.76               16,328.00
    5/31/96       15,540.00               15,043.77               16,272.00
    6/30/96       15,623.00               15,122.01               16,402.00
    7/31/96       15,107.00               14,637.93               15,837.00
    8/30/96       15,406.00               14,723.47               16,028.00
    9/30/96       15,685.00               15,120.68               16,374.00
 10/31/1996       15,695.00               14,987.39               16,326.00
 11/30/1996       16,304.00               15,563.65               17,060.00
 12/31/1996       16,293.00               15,337.53               17,168.00
    1/31/97       16,118.00               14,852.12               17,073.00
    2/28/97       16,270.00               15,133.28               17,667.00
    3/31/97       16,200.00               15,082.89               17,393.00
    4/30/97       16,409.00               15,173.07               17,453.00
    5/31/97       17,653.00               16,242.04               18,458.00
    6/30/97       18,490.00               17,076.00               19,324.00
    7/31/97       18,864.42               17,364.58               19,851.55
    8/30/97       17,589.19               16,063.98               18,410.32
    9/30/97       18,454.58               16,921.79               19,546.24
 10/31/1997       17,050.18               15,598.51               18,072.45
 11/30/1997       16,710.88               15,369.21               17,904.38
 12/31/1997       16,841.23               15,458.35               18,052.99
    1/31/98       17,386.88               16,093.69               18,477.23
    2/28/98       18,704.81               17,133.34               19,696.73
    3/31/98       19,389.41               17,678.18               20,703.23
    4/30/98       19,567.79               17,768.34               20,986.87
    5/31/98       19,289.93               17,633.30               21,007.85
    6/30/98       19,320.79               17,550.43               20,846.09
 07/31/1998       19,178.18               17,615.02               21,193.54
 08/31/1998       16,209.40               15,259.89               18,211.61
 09/30/1998       16,094.31               14,928.75               17,576.02
 10/31/1998       17,851.81               16,518.66               18,932.89
 11/30/1998       18,608.73               17,400.76               19,921.19
 12/31/1998       19,094.41               17,962.80               20,546.71
 01/31/1999       19,566.05               17,916.10               20,614.52
 02/28/1999       19,382.13               17,512.99               20,084.72
 03/31/1999       20,244.63               18,369.37               20,791.71
 04/30/1999       21,200.18               19,295.19               21,673.27
 05/31/1999       20,311.89               18,322.71               20,752.16
 06/30/1999       21,502.17               19,099.60               21,800.14


                 GROWTH OF A $10,000 INVESTMENT                                      AVERAGE ANNUAL TOTAL RETURNS

                                             FT/S&P         Lipper               One               Five
                                          Actuaries  International       One    Year      Five    Years       Since        Since
Class and               With   Without  World Index          Funds      Year   w/out     Years    w/out   Inception    Inception
Inception Date          Load      Load      ex U.S.        Average    w/load    load    w/load     load      w/load   w/out load
------------------------------------------------------------------    ----------------------------------------------------------
Class A -- 11/30/92  $18,830*  $19,932      $21,051        $21,856     4.74%*  10.80%    9.55%*   10.80%     10.09%*      11.05%
Class B -- 3/9/94    $14,893+  $14,993      $14,666        $14,963     5.08%*  10.08%    9.73%++  10.00%      7.79%+       7.92%
Class C -- 9/29/95       N/A   $14,292      $13,825        $14,442     9.07%*  10.07%      N/A      N/A         N/A        9.98%
Class Y -- 12/1/91       N/A   $21,501      $19,100        $21,800       N/A*  11.30%      N/A    11.12%        N/A       10.63%

---------
*  Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

 + Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load for the Growth &
   Income Fund and 1.00% for the International Equity Fund.

++ Reflects the deduction of a 2.00% back-end CDSC.

   Please refer to the preceding and following pages for additional information on performance and index description.



Micro-Cap Equity Fund

                          CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment--Class Y

                                   Wilshire Micro-Cap  Lipper Micro-Cap
                         Class Y                Index     Funds Average

        12/26/1996     10,000.00            10,000.00         10,000.00
        12/30/1996     10,120.00            10,000.00         10,000.00
           1/31/97     10,600.00            10,474.00         10,421.00
           2/28/97     10,910.00            10,253.00         10,107.00
           3/31/97     10,130.00             9,788.00          9,494.00
           4/30/97      9,780.00             9,474.00          9,204.00
           5/31/97     11,260.00            10,382.00         10,343.00
           6/30/97     12,830.00            11,052.00         11,146.00
           7/31/97     14,669.95            11,620.07         11,936.25
           8/30/97     16,050.39            12,119.74         12,585.58
           9/30/97     18,059.90            13,252.93         13,784.99
        10/31/1997     17,969.60            12,791.73         13,294.24
        11/30/1997     17,700.06            12,546.13         13,066.91
        12/31/1997     17,365.53            12,419.41         12,885.28
           1/31/98     17,115.46            12,331.23         12,748.70
           2/28/98     18,393.99            13,083.44         13,653.86
           3/31/98     19,048.81            13,724.53         14,419.84
           4/30/98     18,965.00            14,016.86         14,664.97
           5/31/98     17,779.69            13,328.63         13,861.33
           6/30/98     17,728.13            13,265.99         13,825.29
        07/31/1998     16,720.84            12,422.02         12,932.45
        08/31/1998     12,311.56             9,807.18         10,291.64
        09/30/1998     12,706.76            10,167.11         10,812.40
        10/31/1998     13,091.77            10,380.62         11,036.22
        11/30/1998     14,984.84            11,179.93         12,092.38
        12/31/1998     16,396.41            11,497.44         13,218.19
        01/31/1999     16,183.26            12,026.32         13,683.47
        02/28/1999     15,450.16            11,202.51         12,848.77
        03/31/1999     14,951.12            10,873.16         12,623.92
        04/30/1999     17,086.14            11,862.62         13,720.94
        05/31/1999     17,849.89            12,154.44         14,290.36
        06/30/1999     19,401.04            13,146.24         15,516.47


GROWTH OF A $10,000 INVESTMENT           AVERAGE ANNUAL TOTAL RETURNS

                                          Wilshire                          One           One       Since        Since
Class and              With    Without   Micro-Cap  Lipper Micro-Cap       Year          Year   Inception     Inception
Inception Date         Load       Load       Index     Funds Average     w/load    w/out load      w/load    w/out load
--------------------------------------------------------------------     ----------------------------------------------
Class A-- 12/26/96  $18,230*   $19,288     $13,146           $15,516      3.10%*        9.10%       27.00%*       29.88%
Class B--  2/24/97  $16,934+   $17,234     $12,822           $15,338      3.29%*        8.29%       25.15%+       26.09%
Class C--  3/31/97      N/A    $18,724     $13,429           $16,372      7.29%*        8.29%          N/A        32.12%
Class Y-- 12/26/97      N/A    $19,402     $13,146           $15,516        N/A*        9.43%          N/A        30.19%

---------
* Reflects the deduction of the maximum sales charge of 5.50% for Class A
  Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load.

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  Figures for the S&P 500 Index, an unmanaged index of common stock prices, includes reinvestment of dividends. The FT/S&P Actuaries World Index ex
  U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The Index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends. The Wilshire Micro-Cap Index consists of all issues in the Wilshire 5000 Index that rank below the 2,501st company based on size. The
  Wilshire 5000 Index contains all publicly traded U.S. stocks, but excludes
  REITs and limited partnerships.



Multi-Season Growth Fund

                        CLASS B & Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment--Class B


                          Class B-                       Lipper Growth
                          No Load             S&P 500    Funds Average

           4/29/93       10,000.00          10,000.00        10,000.00
           4/30/93       10,030.00          10,000.00        10,000.00
           5/31/93       10,060.00          10,266.84        10,157.00
           6/30/93       10,160.00          10,296.81        10,273.00
           7/31/93       10,110.00          10,255.35        10,294.00
           8/31/93       10,340.00          10,643.61        10,602.00
           9/30/93       10,430.00          10,561.99        10,638.00
        10/31/1993       10,390.00          10,780.33        10,739.00
        11/30/1993       10,310.00          10,677.58        10,589.00
        12/31/1993       10,650.00          10,806.67        10,774.00
           1/31/94       10,930.00          11,173.72        11,033.00
           2/28/94       10,800.00          10,870.60        10,822.00
           3/31/94       10,320.00          10,397.58        10,422.00
           4/30/94       10,350.00          10,530.79        10,440.00
           5/31/94       10,360.00          10,702.94        10,483.00
           6/30/94       10,010.00          10,441.03        10,291.00
           7/31/94       10,170.00          10,783.64        10,522.00
           8/31/94       10,670.00          11,224.74        10,794.00
           9/30/94       10,430.00          10,950.48        10,593.00
        10/31/1994       10,550.00          11,196.14        10,650.00
        11/30/1994       10,140.00          10,788.90        10,390.00
        12/31/1994       10,308.00          10,948.63        10,489.00
           1/31/95       10,509.00          11,232.36        10,626.00
           2/28/95       10,920.00          11,669.67        10,952.00
           3/31/95       11,161.00          12,013.47        11,149.00
           4/30/95       11,241.00          12,366.96        11,346.00
           5/31/95       11,583.00          12,860.50        11,719.00
           6/30/95       11,894.00          13,158.69        11,959.00
           7/31/95       12,295.00          13,594.87        12,240.00
           8/31/95       12,255.00          13,628.81        12,343.00
           9/30/95       12,777.00          14,203.65        12,622.00
        10/31/1995       12,787.00          14,152.90        12,585.00
        11/30/1995       13,510.00          14,773.49        12,974.00
        12/31/1995       13,523.00          15,058.07        13,144.00
           1/31/96       14,082.00          15,569.98        13,383.00
           2/29/96       14,279.00          15,714.83        13,436.00
           3/31/96       14,361.00          15,866.13        13,487.00
           4/30/96       14,579.00          16,099.83        13,631.00
           5/31/96       14,848.00          16,514.33        13,800.00
           6/30/96       15,065.00          16,577.29        13,811.00
           7/31/96       14,444.00          15,845.31        13,415.00
           8/30/96       14,827.00          16,180.04        13,663.00
           9/30/96       15,851.00          17,089.88        14,171.00
        10/31/1996       15,986.00          17,561.04        14,436.00
        11/30/1996       16,948.00          18,887.27        15,098.00
        12/31/1996       16,421.00          18,513.13        14,934.00
           1/31/97       17,019.00          19,669.12        15,366.00
           2/28/97       17,008.00          19,823.54        15,374.00
           3/31/97       16,279.00          19,010.54        14,937.00
           4/30/97       17,073.00          20,144.44        15,361.00
           5/31/97       18,313.00          21,376.02        16,047.00
           6/30/97       19,074.00          22,326.00        16,529.00
           7/31/97       20,520.38          24,103.15        17,919.09
           8/30/97       19,508.73          22,753.37        17,324.18
           9/30/97       20,649.99          24,000.26        18,289.13
        10/31/1997       20,127.54          23,198.65        17,595.97
        11/30/1997       20,584.44          24,272.75        17,891.59
        12/31/1997       21,214.32          24,690.24        18,061.56
           1/31/98       20,974.60          24,964.30        18,146.45
           2/28/98       22,826.66          26,764.23        19,516.50
           3/31/98       23,844.73          28,134.55        20,383.03
           4/30/98       23,811.34          28,418.71        20,625.59
           5/31/98       23,101.77          27,929.91        20,021.26
           6/30/98       23,574.28          29,063.87        20,748.03
        07/31/1998       23,023.24          28,755.79        24,007.93
        08/31/1998       19,134.61          24,597.71        20,068.23
        09/30/1998       20,278.86          26,174.42        21,274.33
        10/31/1998       21,811.94          28,302.40        22,816.72
        11/30/1998       22,771.67          30,017.52        24,238.20
        12/31/1998       24,249.55          31,746.53        26,133.63
        01/31/1999       24,746.67          33,073.54        27,226.02
        02/28/1999       23,801.34          32,044.95        26,156.04
        03/31/1999       24,808.14          33,326.75        27,291.21
        04/30/1999       25,341.52          34,616.49        27,973.49
        05/31/1999       24,609.15          33,799.55        27,369.26
        06/30/1999       26,198.90          35,675.42        29,030.57


Multi-Season Growth Fund

A Hypothetical Illustration of a $10,000 Initial Investment--Class Y



                                                           Lipper Growth
                          Class Y            S&P 500       Funds Average

           8/16/93       10,000.00          10,000.00        10,000.00
           8/31/93       10,147.00          10,000.00        10,000.00
           9/30/93       10,235.00           9,923.31        10,094.96
        10/31/1993       10,167.00          10,128.44        10,235.88
        11/30/1993       10,098.00          10,031.90        10,049.54
        12/31/1993       10,490.00          10,153.18        10,335.05
           1/31/94       10,765.00          10,498.03        10,662.13
           2/28/94       10,647.00          10,213.24        10,493.18
           3/31/94       10,196.00           9,768.82        10,002.24
           4/30/94       10,235.00           9,893.97        10,042.00
           5/31/94       10,245.00          10,055.71        10,089.00
           6/30/94        9,912.00           9,809.64         9,749.00
           7/31/94       10,088.00          10,131.53        10,003.00
           8/31/94       10,588.00          10,545.96        10,474.00
           9/30/94       10,363.00          10,288.28        10,275.00
        10/31/1994       10,480.00          10,519.09        10,443.00
        11/30/1994       10,078.00          10,136.47        10,053.00
        12/31/1994       10,263.00          10,286.54        10,148.00
           1/31/95       10,469.00          10,553.12        10,221.00
           2/28/95       10,883.00          10,963.99        10,618.00
           3/31/95       11,138.00          11,287.00        10,917.00
           4/30/95       11,227.00          11,619.11        11,159.00
           5/31/95       11,581.00          12,082.80        11,499.00
           6/30/95       11,906.00          12,362.96        11,995.00
           7/31/95       12,309.00          12,772.76        12,573.00
           8/31/95       12,290.00          12,804.64        12,669.00
           9/30/95       12,821.00          13,344.71        13,044.00
        10/31/1995       12,831.00          13,297.03        12,857.00
        11/30/1995       13,579.00          13,880.09        13,309.00
        12/31/1995       13,607.00          14,147.46        13,359.00
           1/31/96       14,177.00          14,628.41        13,653.00
           2/29/96       14,380.00          14,764.50        13,958.00
           3/31/96       14,478.00          14,906.65        14,077.00
           4/30/96       14,712.00          15,126.22        14,517.00
           5/31/96       14,998.00          15,515.65        14,886.00
           6/30/96       15,222.00          15,574.80        14,686.00
           7/31/96       14,621.00          14,887.09        13,830.00
           8/30/96       15,018.00          15,201.58        14,302.00
           9/30/96       16,057.00          16,056.40        15,115.00
        10/31/1996       16,210.00          16,499.07        15,241.00
        11/30/1996       17,200.00          17,745.10        16,174.00
        12/31/1996       16,680.00          17,393.58        15,930.00
           1/31/97       17,302.00          18,479.66        16,756.00
           2/28/97       17,312.00          18,624.74        16,533.00
           3/31/97       16,573.00          17,860.90        15,787.00
           4/30/97       17,398.00          18,926.23        16,395.00
           5/31/97       18,674.00          20,083.33        17,569.00
           6/30/97       19,478.00          20,976.00        18,257.00
           7/31/97       20,968.07          22,645.69        19,792.41
           8/30/97       19,959.50          21,377.53        19,135.31
           9/30/97       21,139.11          22,549.02        20,201.14
        10/31/1997       20,625.43          21,795.88        19,435.52
        11/30/1997       21,097.75          22,805.03        19,762.04
        12/31/1997       21,766.55          23,197.28        19,949.77
           1/31/98       21,540.18          23,454.77        20,043.54
           2/28/98       23,455.10          25,145.86        21,556.83
           3/31/98       24,524.65          26,433.32        22,513.95
           4/30/98       24,502.58          26,700.30        22,781.87
           5/31/98       23,792.01          26,241.06        22,114.36
           6/30/98       24,401.08          27,306.44        22,917.11
        07/31/1998       23,760.74          27,016.99        22,443.94
        08/31/1998       19,761.81          23,110.33        18,760.89
        09/30/1998       20,955.42          24,591.71        19,888.42
        10/31/1998       22,566.90          26,591.01        21,330.33
        11/30/1998       23,575.64          28,202.43        22,659.21
        12/31/1998       25,112.77          29,826.89        24,431.16
        01/31/1999       25,650.18          31,073.65        25,452.38
        02/28/1999       24,685.73          30,107.26        24,452.10
        03/31/1999       25,747.22          31,311.55        25,513.32
        04/30/1999       26,321.38          32,523.31        26,151.16
        05/31/1999       25,589.65          31,755.76        25,586.29
        06/30/1999       27,260.65          33,518.20        27,139.38

                GROWTH OF A $10,000 INVESTMENT                                        AVERAGE ANNUAL TOTAL RETURNS

                                                                    One         One     Five     Five         Since        Since
Class and            With    Without           Lipper Growth       Year        Year    Years    Years     Inception    Inception
Inception Date       Load       Load  S&P 500  Funds Average     w/load  w/out load   w/load  w/out load     w/load   w/out load
------------------------------------------------------------     --------------------------------------------------------------
Class A--  8/4/93  $25,419*  $26,895  $34,782        $28,363      5.21%*      11.34%  20.69%*      22.07%    17.11%*     18.23%
Class B-- 4/29/93      N/A   $26,198  $35,675        $29,031      5.66%*      10.66%  21.03%+      21.22%       N/A      16.89%
Class C-- 9/20/93      N/A   $25,741  $33,773        $26,893      9.70%*      10.70%     N/A       21.22%       N/A      17.78%
Class Y-- 8/16/93      N/A   $27,259  $33,518        $27,139        N/A*      11.70%     N/A       22.43%       N/A      18.62%

-------
* Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 2.00% back-end load.

  All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

  Please refer to the preceding and following pages for additional information on performance and index description.



Real Estate Equity Investment Fund

                        CLASS B & Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment--Class B


                        Class B-2%                     Lipper Real Estate
                     Back-end Load         NAREIT        Funds Average

        10/03/1994       10,000.00      10,000.00            10,000.00
        10/31/1994        9,710.00       9,667.00             9,631.38
        11/30/1994        9,459.00       9,347.02             9,252.95
        12/31/1994       10,210.00      10,039.64             9,994.49
           1/31/95        9,818.00       9,809.73             9,628.73
           2/28/95        9,901.00       9,601.76             9,766.63
           3/31/95        9,948.00       9,559.51             9,771.74
           4/30/95        9,852.00       9,272.73             9,694.07
           5/31/95       10,186.00       9,664.97            10,116.47
           6/30/95       10,387.00       9,812.84            10,334.78
           7/31/95       10,536.00       9,986.53            10,573.98
           8/31/95       10,602.00      10,094.38            10,692.86
           9/30/95       10,743.00      10,251.85            10,918.05
        10/31/1995       10,470.00      10,011.96            10,603.28
        11/30/1995       10,564.00      10,108.08            10,668.23
        12/31/1995       11,321.00      10,663.01            11,363.54
           1/31/96       11,353.00      10,829.35            11,550.15
           2/29/96       11,500.00      10,969.05            11,656.24
           3/31/96       11,524.00      10,907.62            11,688.85
           4/30/96       11,497.00      11,725.70            11,701.84
           5/31/96       11,733.00      12,008.28            12,016.08
           6/30/96       11,949.00      12,161.99            12,172.51
           7/31/96       11,868.00      12,253.00            12,115.88
           8/30/96       12,447.00      12,736.00            12,620.73
           9/30/96       12,814.00      12,958.00            12,951.70
        10/31/1996       13,106.00      13,342.00            13,235.24
        11/30/1996       13,742.00      13,951.00            13,839.80
        12/31/1996       15,068.00      15,400.00            15,203.76
           1/31/97       15,219.00      15,573.00            15,403.54
           2/28/97       15,133.00      15,542.00            15,442.94
           3/31/97       15,218.00      15,509.00            15,419.87
           4/30/97       14,662.00      15,084.00            14,888.99
           5/31/97       14,967.00      15,528.00            15,385.79
           6/30/97       15,835.00      16,282.00            16,247.00
           7/31/97       16,536.33      16,785.11            16,960.24
           8/30/97       16,478.45      16,744.83            16,880.53
           9/30/97       18,124.65      18,206.65            18,450.42
        10/31/1997       17,455.85      17,715.07            17,848.94
        11/30/1997       17,672.31      18,097.72            18,063.12
        12/31/1997       18,255.49      18,524.83            18,539.99
           1/31/98       18,007.22      18,426.64            18,306.39
           2/28/98       17,641.67      18,113.39            18,267.94
           3/31/98       18,080.95      18,437.62            18,689.93
           4/30/98       17,487.89      17,836.55            18,170.35
           5/31/98       17,292.03      17,711.70            17,912.33
           6/30/98       16,820.49      17,591.26            17,729.63
        07/31/1998       15,946.02      16,450.93            16,562.23
        08/31/1998       14,389.69      14,897.97            14,937.48
        09/30/1998       15,471.80      15,741.19            15,726.17
        10/31/1998       15,077.27      15,449.98            15,432.09
        11/30/1998       15,193.36      15,677.09            15,746.91
        12/31/1998       15,020.16      15,282.03            15,624.08
        01/31/1999       14,652.16      14,962.64            15,264.73
        02/28/1999       14,592.09      14,611.01            15,035.76
        03/31/1999       14,298.79      14,545.26            14,891.42
        04/30/1999       15,774.42      15,925.61            16,452.04
        05/31/1999       16,094.64      16,275.97            16,805.75
        06/30/1999       15,659.32      16,012.30            16,580.56


A Hypothetical Illustration of a $10,000 Initial Investment--Class Y

                                                        Lipper Real Estate
                           Class Y             NAREIT        Funds Average

           9/30/94       10,000.00          10,000.00            10,000.00
        10/31/1994        9,718.00           9,667.00             9,631.38
        11/30/1994        9,475.00           9,347.02             9,252.95
        12/31/1994       10,236.00          10,039.64             9,994.49
           1/31/95        9,851.00           9,809.73             9,628.73
           2/28/95        9,943.00           9,601.76             9,766.63
           3/31/95        9,998.00           9,559.51             9,771.74
           4/30/95        9,910.00           9,272.73             9,694.07
           5/31/95       10,254.00           9,664.97            10,116.47
           6/30/95       10,464.00           9,812.84            10,334.78
           7/31/95       10,624.00           9,986.53            10,573.98
           8/31/95       10,699.00          10,094.38            10,692.86
           9/30/95       10,851.00          10,251.85            10,918.05
        10/31/1995       10,583.00          10,011.96            10,603.28
        11/30/1995       10,676.00          10,108.08            10,668.23
        12/31/1995       11,462.00          10,663.01            11,363.54
           1/31/96       11,505.00          10,829.35            11,550.15
           2/29/96       11,663.00          10,969.05            11,656.24
           3/31/96       11,698.00          10,907.62            11,688.85
           4/30/96       11,679.00          11,725.70            11,701.84
           5/31/96       11,930.00          12,008.28            12,016.08
           6/30/96       12,159.00          12,161.99            12,172.51
           7/31/96       12,086.00          12,253.00            12,115.88
           8/30/96       12,687.00          12,736.00            12,620.73
           9/30/96       13,071.00          12,958.00            12,951.70
        10/31/1996       13,380.00          13,342.00            13,235.24
        11/30/1996       14,041.00          13,951.00            13,839.80
        12/31/1996       15,408.00          15,400.00            15,203.76
           1/31/97       15,575.00          15,573.00            15,403.54
           2/28/97       15,497.00          15,542.00            15,442.94
           3/31/97       15,595.00          15,509.00            15,419.87
           4/30/97       15,049.00          15,084.00            14,888.99
           5/31/97       15,374.00          15,528.00            15,385.79
           6/30/97       16,268.00          16,282.00            16,247.00
           7/31/97       17,013.73          16,785.11            16,960.24
           8/30/97       16,957.58          16,744.83            16,880.53
           9/30/97       18,677.08          18,206.65            18,450.42
        10/31/1997       18,004.70          17,715.07            17,848.94
        11/30/1997       18,242.37          18,097.72            18,063.12
        12/31/1997       18,860.78          18,524.83            18,539.99
           1/31/98       18,615.59          18,426.64            18,306.39
           2/28/98       18,252.59          18,113.39            18,267.94
           3/31/98       18,721.68          18,437.62            18,689.93
           4/30/98       18,122.59          17,836.55            18,170.35
           5/31/98       17,934.11          17,711.70            17,912.33
           6/30/98       17,770.91          17,591.26            17,729.63
        07/31/1998       16,569.89          16,450.93            16,562.23
        08/31/1998       14,965.92          14,897.97            14,937.48
        09/30/1998       16,103.33          15,741.19            15,726.17
        10/31/1998       15,718.46          15,449.98            15,432.09
        11/30/1998       15,852.07          15,677.09            15,746.91
        12/31/1998       15,671.35          15,282.03            15,624.08
        01/31/1999       15,314.05          14,962.64            15,264.73
        02/28/1999       15,263.51          14,611.01            15,035.76
        03/31/1999       14,958.24          14,545.26            14,891.42
        04/30/1999       16,527.36          15,925.61            16,452.04
        05/31/1999       16,876.09          16,275.97            16,805.75
        06/30/1999       16,643.20          16,012.30            16,580.56


                   GROWTH OF A $10,000 INVESTMENT                                  AVERAGE ANNUAL TOTAL RETURNS

                                                            Lipper            One          One       Since        Since
Class and              With     Without                Real Estate           Year         Year   Inception    Inception
Inception Date         Load        Load     NAREIT   Funds Average         w/load   w/out load      w/load   w/out load
------------------------------------------------------------------       ----------------------------------------------
Class A-- 9/30/94   $15,535*    $16,436    $16,012         $16,581       (11.79)%*     (6.66)%       9.72%*      11.03%
Class B-- 10/3/94   $15,659+    $15,859    $16,012         $16,581       (11.64)%*     (7.37)%       9.92%+      10.21%
Class C--  1/5/96       N/A     $14,096    $15,018         $14,316        (8.19)%*     (7.34)%         N/A       10.35%
Class Y-- 10/3/94       N/A     $16,643    $16,012         $16,581            N/A      (6.35)%         N/A       11.34%


 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

 + Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 2.00% back-end load.

   Figures for the S&P 500, an unmanaged index of common stock prices, includes reinvestment of dividends. National Association of Real Estate
   Investment Trusts ("NAREIT") are equity real estate investment trusts which are defined as those which derive more than 75% of their income from equity investments in real estate assets. The NAREIT equity index includes all tax qualified real estate investment trusts listed on the New York
   Stock Exchange, the American Stock Exchange or the NASDAQ National Market
   System.




Small-Cap Value Fund

                          CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment--Class Y

                                                     Lipper Small Company
                     Class Y       Russell 2000      Growth Funds Average

  12/26/1996       10,000.00          10,000.00                10,000.00
  12/30/1996       10,080.00          10,000.00                10,000.00
     1/31/97       10,920.00          10,200.00                10,249.00
     2/28/97       10,920.00           9,952.00                 9,818.00
     3/31/97       10,540.00           9,483.00                 9,314.00
     4/30/97       10,530.00           9,509.00                 9,250.00
     5/31/97       11,380.00          10,567.00                10,357.00
     6/30/97       12,086.00          11,020.00                10,899.00
     7/31/97       12,878.96          11,532.43                11,578.01
     8/30/97       13,531.93          11,796.52                11,789.89
     9/30/97       14,817.46          12,660.03                12,683.56
  10/31/1997       14,344.78          12,104.25                12,120.41
  11/30/1997       14,234.33          12,025.58                11,942.24
  12/31/1997       14,565.99          12,236.02                12,042.55
     1/31/98       14,312.54          12,042.69                11,835.42
     2/28/98       15,104.02          12,932.65                12,756.22
     3/31/98       15,753.50          13,465.47                13,349.38
     4/30/98       15,996.10          13,539.53                13,458.85
     5/31/98       15,213.89          12,809.75                12,699.77
     6/30/98       15,087.61          12,836.65                12,800.10
  07/31/1998       14,251.50          11,799.90                11,900.35
  08/31/1998       11,550.84           9,508.36                 9,494.10
  09/30/1998       12,082.18          10,252.87                10,026.72
  10/31/1998       12,008.48          10,671.18                10,436.81
  11/30/1998       12,666.54          11,230.35                11,085.98
  12/31/1998       13,625.40          11,925.51                11,827.63
  01/31/1999       13,211.19          12,084.12                11,777.96
  02/28/1999       12,480.61          11,105.31                10,806.28
  03/31/1999       12,164.85          11,278.55                10,918.66
  04/30/1999       12,894.74          12,289.11                11,651.30
  05/31/1999       13,286.74          12,468.53                11,895.98
  06/30/1999       14,332.41          13,032.11                12,615.69



                    GROWTH OF A $10,000 INVESTMENT                                      AVERAGE ANNUAL TOTAL RETURNS

                                                        Lipper Small            One          One       Since           Since
Class and               With     Without    Russell   Company Growth           Year          Year   Inception      Inception
Inception Date          Load        Load       2000    Funds Average         w/load    w/out load      w/load     w/out load
--------------------------------------------------------------------       -------------------------------------------------
Class A--  1/10/97   $13,175*    $13,935    $13,032          $12,616       (10.42)%*      (5.19)%       11.80%*      14.37%
Class B--  2/11/97   $12,734+    $13,034    $12,777          $12,320       (10.44)%*      (5.85)%       10.67%+      11.76%
Class C--  1/13/97       N/A     $13,701    $13,032          $12,616        (6.91)%*      (6.00)%          N/A       13.64%
Class Y-- 12/26/96       N/A     $14,331    $13,032          $12,616            N/A       (5.01)%          N/A       15.40%

Small Company Growth Fund

                          CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment--Class Y

                                                           Lipper Small
                                                         Company Growth
                     Class Y       Russell 2000           Funds Average

  12/01/1991       10,000.00          10,000.00              10,000.00
  12/31/1991       10,970.00          10,800.00              11,128.00
     1/31/92       11,261.00          11,675.90              11,665.00
     2/29/92       11,501.00          12,016.00              11,875.00
     3/31/92       10,951.00          11,609.00              11,408.00
     4/30/92       10,755.00          11,203.00              10,923.00
     5/31/92       10,715.00          11,351.00              10,917.00
     6/30/92       10,333.00          10,815.00              10,443.00
     7/31/92       10,959.00          11,191.00              10,799.00
     8/31/92       10,969.00          10,875.00              10,568.00
     9/30/92       11,341.00          11,126.00              10,805.00
  10/31/1992       11,907.00          11,480.00              11,261.00
  11/30/1992       12,611.00          12,358.00              12,183.00
  12/31/1992       12,922.00          12,789.00              12,588.00
     1/31/93       13,294.00          13,222.00              12,884.00
     2/28/93       12,782.00          12,916.00              12,425.00
     3/31/93       13,284.00          13,335.00              12,864.00
     4/30/93       12,490.00          12,969.00              12,458.00
     5/31/93       13,013.00          13,543.00              13,138.00
     6/30/93       13,083.00          13,628.00              13,234.00
     7/31/93       13,063.00          13,816.00              13,324.00
     8/31/93       13,605.00          14,413.00              13,989.00
     9/30/93       14,128.00          14,819.00              14,460.00
  10/31/1993       14,249.00          15,201.00              14,685.00
  11/30/1993       13,716.00          14,700.00              14,175.00
  12/31/1993       14,620.00          15,203.00              14,781.00
     1/31/94       14,580.00          15,680.00              15,179.00
     2/28/94       14,723.00          15,623.00              15,173.00
     3/31/94       13,822.00          14,798.00              14,350.00
     4/30/94       13,976.00          14,886.00              14,355.00
     5/31/94       13,607.00          14,719.00              14,097.00
     6/30/94       12,829.00          14,219.00              13,596.00
     7/31/94       13,054.00          14,453.00              13,830.00
     8/31/94       14,088.00          15,258.00              14,662.00
     9/30/94       14,211.00          15,207.00              14,743.00
  10/31/1994       14,467.00          15,147.00              14,930.00
  11/30/1994       13,710.00          14,535.00              14,378.00
  12/31/1994       14,251.00          14,926.00              14,705.00
     1/31/95       13,779.00          14,738.00              14,549.00
     2/28/95       14,282.00          15,351.00              15,150.00
     3/31/95       14,805.00          15,615.00              15,548.00
     4/30/95       14,569.00          15,962.00              15,736.00
     5/31/95       14,784.00          16,237.00              15,977.00
     6/30/95       15,717.00          17,079.00              16,931.00
     7/31/95       17,142.00          18,063.00              18,190.00
     8/31/95       17,173.00          18,436.00              18,499.00
     9/30/95       17,778.00          18,766.00              19,008.00
  10/31/1995       17,634.00          17,926.00              18,432.00
  11/30/1995       18,167.00          18,680.00              19,108.00
  12/31/1995       18,528.00          19,173.00              19,367.00
     1/31/96       18,671.00          19,152.00              19,226.00
     2/29/96       19,398.00          19,749.00              20,018.00
     3/31/96       20,621.00          20,151.00              20,490.00
     4/30/96       22,538.00          21,228.00              21,981.00
     5/31/96       23,772.00          22,065.00              22,836.00
     6/30/96       23,364.00          21,159.00              21,968.00
     7/31/96       21,007.00          19,311.00              20,007.00
     8/30/96       22,318.00          20,433.00              21,227.00
     9/30/96       24,047.00          21,231.00              22,340.00
  10/31/1996       23,606.00          20,904.00              21,865.00
  11/30/1996       24,697.00          21,765.00              22,524.00
  12/31/1996       25,415.00          22,336.00              22,821.00
     1/31/97       25,670.00          22,782.00              23,425.00
     2/28/97       24,266.00          22,230.00              22,472.00
     3/31/97       22,455.00          21,181.00              21,310.00
     4/30/97       22,455.00          21,240.00              21,207.00
     5/31/97       25,708.00          23,603.00              23,645.00
     6/30/97       27,864.00          24,614.00              24,842.00
     7/31/97       29,586.27          25,758.55              26,389.66
     8/30/97       30,210.54          26,348.42              26,872.59
     9/30/97       33,769.35          28,277.13              28,909.53
  10/31/1997       32,009.96          27,035.76              27,625.95
  11/30/1997       31,065.67          26,860.03              27,219.84
  12/31/1997       31,907.55          27,330.08              27,448.49
     1/31/98       30,838.65          26,898.26              26,976.38
     2/28/98       32,682.80          28,886.04              29,075.14
     3/31/98       34,091.43          30,076.15              30,427.13
     4/30/98       34,214.15          30,241.57              30,676.64
     5/31/98       31,456.49          28,611.55              28,946.47
     6/30/98       31,362.12          28,671.63              29,175.15
  07/31/1998       29,463.05          26,355.94              27,123.03
  08/31/1998       22,677.71          21,237.61              21,638.75
  09/30/1998       24,773.13          22,900.52              22,852.68
  10/31/1998       26,185.20          23,834.86              23,787.36
  11/30/1998       27,936.99          25,083.81              25,266.93
  12/31/1998       29,602.03          26,636.49              26,957.29
  01/31/1999       29,486.59          26,990.76              26,844.07
  02/28/1999       25,903.97          24,804.51              24,629.43
  03/31/1999       24,637.26          25,191.46              24,885.58
  04/30/1999       25,553.77          27,448.61              26,555.40
  05/31/1999       26,187.50          27,849.36              27,113.06
  06/30/1999       28,038.96          29,108.15              28,753.41

                 GROWTH OF A $10,000 INVESTMENT                                 AVERAGE ANNUAL TOTAL RETURNS

                                                 Lipper Small                 One                 Five
                                                       Company       One       Year     Five      Years       Since       Since
Class and               With   Without  Russell         Growth      Year      w/out    Years      w/out   Inception   Inception
Inception Date          Load      Load     2000  Funds Average    w/load       load   w/load       load      w/load   w/out load
--------------------------------------------------------------  ----------------------------------------------------------------
Class A-- 11/23/92   $21,103*  $22,336  $23,553        $23,443  (15.81)%*   (10.92)%   15.31%*    16.62%      11.98%*      12.94%
Class B--  4/28/94   $19,112+  $19,212  $24,997        $19,914  (15.65)%*   (11.55)%   15.54%++   15.77%      13.33%+      13.45%
Class C--  9/26/95       N/A   $15,387  $15,511        $15,328  (12.40)%*   (11.58)%      N/A       N/A          N/A       12.14%
Class Y--  12/1/91       N/A   $28,035  $29,108        $28,753       N/A    (10.62)%      N/A     16.92%         N/A       14.57%

---------
 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

 + Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load for the Small-Cap
   Value Fund and 1.00% for the Small Company Growth Fund.

++ Reflects the deduction of a 2.00% back-end CDSC.

   All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

   Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

   Please refer to the preceding and following pages for additional information on performance and index description.




Value Fund

                          CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment--Class Y


                                 S&P 500/BARRA   Lipper Growth & Income
                    Class Y        Value Index            Funds Average

    8/18/95       10,000.00          10,000.00               10,000.00
    8/31/95       10,080.00          10,000.00               10,000.00
    9/30/95       10,350.00          10,347.00               10,304.00
 10/31/1995       10,450.00          10,186.00               10,171.00
 11/30/1995       10,830.00          10,719.00               10,618.00
 12/31/1995       10,741.00          11,016.00               10,796.00
    1/31/96       11,111.00          11,346.00               11,089.00
    2/29/96       11,342.00          11,452.00               11,243.00
    3/31/96       11,551.00          11,720.00               11,395.00
    4/30/96       11,662.00          11,840.00               11,584.00
    5/31/96       11,812.00          12,018.00               11,802.00
    6/30/96       11,652.00          11,961.00               11,767.00
    7/31/96       11,159.00          11,457.00               11,263.00
    8/30/96       11,632.00          11,773.00               11,583.00
    9/30/96       12,099.00          12,277.00               12,117.00
 10/31/1996       12,381.00          12,693.00               12,351.00
 11/30/1996       13,299.00          13,664.00               13,171.00
 12/31/1996       13,573.00          13,440.00               13,025.00
    1/31/97       14,388.00          14,060.00               13,600.00
    2/28/97       14,076.00          14,162.00               13,675.00
    3/31/97       13,666.00          13,678.00               13,181.00
    4/30/97       13,811.00          14,191.00               13,681.00
    5/31/97       14,885.00          15,081.00               14,535.00
    6/30/97       15,690.00          15,657.00               15,107.00
    7/31/97       16,990.07          16,909.56               16,218.88
    8/30/97       16,687.65          16,145.25               15,677.16
    9/30/97       17,920.87          17,091.36               16,472.00
 10/31/1997       17,247.04          16,464.11               15,893.83
 11/30/1997       17,426.41          17,091.39               16,319.78
 12/31/1997       17,978.83          17,470.82               16,597.22
    1/31/98       17,723.53          17,255.93               16,607.18
    2/28/98       18,987.22          18,550.12               17,739.79
    3/31/98       19,841.64          19,490.61               18,522.11
    4/30/98       20,048.00          19,720.60               18,649.92
    5/31/98       19,584.89          19,442.54               18,262.00
    6/30/98       19,786.61          19,590.30               18,570.63
 07/31/1998       18,716.42          19,164.84               18,114.66
 08/31/1998       15,229.55          16,083.13               15,428.25
 09/30/1998       16,178.35          17,060.99               16,270.64
 10/31/1998       16,825.48          18,396.86               17,482.80
 11/30/1998       17,533.84          19,355.34               18,391.90
 12/31/1998       18,382.47          20,034.71               19,188.27
 01/31/1999       18,726.23          20,439.41               19,506.80
 02/28/1999       17,415.39          19,999.96               18,915.74
 03/31/1999       17,539.04          20,605.96               19,530.50
 04/30/1999       19,080.72          22,382.20               20,653.51
 05/31/1999       18,966.24          21,986.03               20,356.10
 06/30/1999       19,759.03          22,830.30               21,231.41


                     GROWTH OF A $10,000 INVESTMENT                                   AVERAGE ANNUAL TOTAL RETURNS


                                            S&P 500/   Lipper Growth          One           One       Since          Since
Class and            With     Without          BARRA        & Income         Year          Year   Inception      Inception
Inception Date       Load        Load    Value Index   Funds Average       w/load    w/out load      w/load     w/out load
---------------------------------------------------------------------      -----------------------------------------------
Class A-- 9/14/95  $17,811*    $18,840        $22,830         $21,231      (5.71)%*      (0.23)%      16.43%*        18.17%
Class B-- 9/19/95  $17,964+    $18,264        $22,063         $21,231      (5.98)%*      (1.23)%      16.76%+        17.27%
Class C--  2/9/96      N/A     $16,748        $20,121         $19,143      (2.18)%*      (1.23)%         N/A         16.44%
Class Y-- 8/18/95      N/A     $19,757        $22,830         $21,231          N/A       (0.16)%         N/A         19.25%





Framlington Emerging Markets Fund

                          CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment--Class Y

                                MSCI Emerging           Lipper Emerging
                   Class Y      Markets Index     Markets Funds Average

12/31/1996       10,000.00          10,000.00                10,000.00
   1/31/97       10,590.00           9,650.00                10,803.00
   2/28/97       10,980.00           9,808.00                11,206.00
   3/31/97       11,060.00           9,843.00                10,964.00
   4/30/97       11,340.00           9,896.00                11,029.00
   5/31/97       12,060.00          10,540.00                11,463.00
   6/30/97       12,951.00          11,121.00                12,100.00
   7/31/97       13,281.77          11,323.40                12,460.58
   8/30/97       13,071.92          10,015.55                11,334.14
   9/30/97       13,492.83          10,091.67                11,787.51
10/31/1997       11,537.72           8,435.62                 9,991.09
11/30/1997       11,086.60           8,127.72                 9,631.41
12/31/1997       11,306.11           8,323.60                 9,777.81
   1/31/98       10,018.34           7,671.03                 9,072.83
   2/28/98       11,111.35           8,471.89                 9,880.31
   3/31/98       11,533.58           8,839.57                10,254.78
   4/30/98       11,646.61           8,743.22                10,345.02
   5/31/98       10,379.46           7,545.40                 9,021.89
   6/30/98        9,310.37           6,753.88                 8,214.43
  07/31/98        9,454.63           6,965.82                 8,525.94
  08/31/98        6,764.79           4,925.53                 6,072.18
  09/30/98        7,302.59           5,224.02                 6,288.35
  10/31/98        7,891.90           5,767.84                 6,842.35
  11/30/98        8,191.80           6,241.95                 7,213.89
  12/31/98        8,222.93           6,128.35                 7,161.95
  01/31/99        8,264.04           6,024.78                 7,072.43
  02/28/99        8,253.30           6,079.00                 7,013.72
  03/31/99        9,184.27           6,861.37                 7,778.22
  04/30/99       10,549.05           7,700.52                 8,744.28
  05/31/99       10,466.77           7,631.98                 8,649.84
  06/30/99       12,038.88           8,482.19                 9,687.82

                       GROWTH OF A $10,000 INVESTMENT                                      AVERAGE ANNUAL TOTAL RETURNS


                                          MSCI Emerging            Lipper        One           One        Since         Since
Class and               With     Without        Markets  Emerging Markets       Year          Year    Inception     Inception
Inception Date          Load        Load          Index     Funds Average     w/load    w/out load       w/load    w/out load
------------------------------------------------------------------------     ------------------------------------------------
Class A--  1/14/97   $11,200*    $11,849         $8,482            $9,688     22.92%*       30.03%        4.71%*        7.14%
Class B--  2/25/97   $10,289+    $10,589         $8,122            $8,658     23.16%*       28.16%        1.22%+        2.47%
Class C--   3/3/97       N/A     $10,747         $8,122            $8,658     27.01%*       28.01%          N/A         3.14%
Class Y-- 12/31/96       N/A     $12,040         $8,482            $9,688        N/A        29.33%          N/A         7.71%

---------
*  Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

+ Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load.

   The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose stock is traded in the United States on the New York Stock
   Exchange, American Stock Exchange and the NASDAQ. The S&P 500/BARRA Value
   Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios. Figures for the Morgan Stanley (MSCI)
   Emerging Market Index, an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East, include gross reinvestment of dividends.




Framlington Healthcare Fund

                          CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment--Class Y

                                                         Lipper Health/
                                       S&P Healthcare     Biotechnology
                           Class Y          Composite     Funds Average

        12/31/1996       10,000.00          10,000.00        10,000.00
           1/31/97       11,020.00          11,093.00        10,519.00
           2/28/97       10,590.00          11,255.00        10,557.00
           3/31/97        9,610.00          10,482.00         9,799.00
           4/30/97        9,030.00          11,340.00         9,801.00
           5/31/97       10,290.00          12,034.00        10,804.00
           6/30/97       10,890.00          13,188.00        11,355.00
           7/31/97       11,120.00          13,445.17        11,734.26
           8/30/97       11,120.00          12,356.11        11,446.77
           9/30/97       12,339.86          13,071.53        12,475.83
        10/31/1997       11,699.42          13,207.47        12,087.83
        11/30/1997       11,649.11          13,767.47        12,076.95
        12/31/1997       11,638.63          14,371.86        12,121.64
           1/31/98       11,848.13          15,375.01        12,338.62
           2/28/98       12,598.11          16,236.02        13,091.27
           3/31/98       12,948.34          16,804.28        13,542.92
           4/30/98       12,937.98          17,200.86        13,588.97
           5/31/98       12,138.41          16,868.88        13,084.82
           6/30/98       11,838.59          16,868.88        13,299.41
        07/31/1998       11,100.00          18,196.46        13,261.24
        08/31/1998        8,380.50          16,153.00        11,293.27
        09/30/1998        9,810.21          18,070.36        12,578.44
        10/31/1998       10,239.90          18,724.51        13,056.43
        11/30/1998       10,810.26          19,868.58        13,736.67
        12/31/1998       11,787.51          20,724.91        14,880.93
        01/31/1999       12,130.53          20,826.46        15,050.57
        02/28/1999       10,838.63          21,078.46        14,561.43
        03/31/1999       10,323.79          21,641.26        14,715.78
        04/30/1999       10,112.15          20,295.17        14,178.65
        05/31/1999       10,374.06          19,712.70        14,066.64
        06/30/1999       10,606.44          20,637.23        14,691.20

                     GROWTH OF A $10,000 INVESTMENT                                        AVERAGE ANNUAL TOTAL RETURNS

                                                         Lipper Health/          One           One       Since        Since
Class and              With    Without   S&P Healthcare   Biotechnology         Year          Year   Inception    Inception
Inception Date         Load       Load        Composite   Funds Average       w/load    w/out load      w/load   w/out load
-----------------------------------------------------------------------     -----------------------------------------------
Class A--  2/14/97   $8,826*    $9,342          $18,604         $13,891     (15.62)%*     (10.69)%     (5.12)%*    (2.83)%
Class B--  1/31/97   $9,127+    $9,406          $18,604         $13,891     (15.79)%*     (11.40)%     (3.72)%+    (2.50)%
Class C--  1/13/97      N/A     $9,967          $20,637         $14,691     (12.28)%*     (11.40)%         N/A     (0.13)%
Class Y-- 12/31/96      N/A    $10,606          $20,637         $14,691          N/A      (10.42)%         N/A       2.38%



Framlington International Growth Fund

                          CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment--Class Y


                                  MSCI EAFE     Lipper International
                     Class Y          Index            Funds Average

  12/31/1996       10,000.00      10,000.00                10,000.00
     1/31/97        9,940.00       9,650.00                 9,969.00
     2/28/97       10,070.00       9,808.00                10,106.00
     3/31/97        9,990.00       9,843.00                10,130.00
     4/30/97       10,030.00       9,896.00                10,150.00
     5/31/97       10,760.00      10,540.00                10,753.00
     6/30/97       11,350.00      11,121.00                11,253.00
     7/31/97       11,540.00      11,303.38                11,560.21
     8/30/97       10,789.90      10,461.28                10,720.94
     9/30/97       11,329.39      11,049.21                11,382.42
  10/31/1997       10,459.30      10,202.84                10,524.18
  11/30/1997       10,198.86      10,100.81                10,426.31
  12/31/1997       10,221.30      10,191.72                10,512.85
     1/31/98       10,764.05      10,660.53                10,759.90
     2/28/98       11,468.02      11,347.07                11,470.05
     3/31/98       11,870.54      11,698.83                12,056.17
     4/30/98       12,031.98      11,793.59                12,221.34
     5/31/98       12,112.60      11,739.34                12,233.56
     6/30/98       12,014.49      11,830.91                12,139.36
  07/31/1998       12,257.17      11,953.95                12,341.02
  08/31/1998       10,555.88      10,475.25                10,604.64
  09/30/1998        9,911.97      10,156.80                10,234.53
  10/31/1998       10,656.36      11,218.19                11,024.64
  11/30/1998       11,300.00      11,795.92                11,600.13
  12/31/1998       11,819.80      12,264.22                11,964.37
  01/31/1999       12,031.38      12,231.11                12,003.85
  02/28/1999       11,568.17      11,942.45                11,695.35
  03/31/1999       12,182.44      12,444.04                12,107.03
  04/30/1999       12,595.42      12,950.51                12,620.37
  05/31/1999       12,121.84      12,286.15                12,084.00
  06/30/1999       12,897.63      12,767.76                12,694.24

                  GROWTH OF A $10,000 INVESTMENT                                    AVERAGE ANNUAL TOTAL RETURNS

                                                             Lipper       One           One       Since        Since
Class and               With    Without   MSCI EAFE   International      Year          Year   Inception    Inception
Inception Date          Load       Load       Index   Funds Average    w/load    w/out load      w/load   w/out load
-------------------------------------------------------------------    ---------------------------------------------
Class A--  2/20/97   $12,037*   $12,740      $8,482         $12,733     1.48%*        7.36%       8.18%*       10.81%
Class B--  3/19/97   $12,504+   $12,804      $8,122         $12,528     1.23%*        6.23%      10.27%+       11.43%
Class C--  2/13/97       N/A    $12,594      $8,122         $12,733     5.13%*        6.13%         N/A        10.19%
Class Y-- 12/31/96       N/A    $12,898      $8,482         $12,694       N/A*        7.35%         N/A        10.72%

---------
 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares, of 5.00% for Class B Shares, and of 1.00% for Class C Shares.

 + Based upon the declining CDSC schedule as defined in the prospectus, figures reflect the deduction of a 3.00% back-end load.

   All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

   Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

   The S&P Healthcare Composite is a capitalization-weighted index of all of the stocks in the S&P 500 that are involved in the business of health care related products or services. Figures for the MSCI EAFE Index, an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East, include gross reinvestment of dividends.



Munder Balanced Fund
        Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----
COMMON STOCKS -- 69.6%
     Advertising -- 1.4%
   3,700   Interpublic Group of Companies,
             Inc.                              $ 320,512
   4,400   Omnicom Group, Inc.                   352,000
                                             -----------
                                                 672,512
                                             -----------
     Automobile Parts and Equipment -- 2.1%
   1,856   Borg-Warner Automotive, Inc.          102,080
  18,130   Dura Automotive Systems, Inc.+        602,822
   3,900   Johnson Controls, Inc.                270,319
                                             -----------
                                                 975,221
                                             -----------
     Banking and Financial Services -- 7.6%
   7,700   Associates First Capital Corporation  341,206
   3,300   Chase Manhattan Corporation           285,862
   1,500   Fannie Mae                            102,563
   5,900   First American Corporation            245,219
  16,400   Flagstar Bancorp, Inc.                414,100
  13,200   Fleet Financial Group, Inc.           585,750
   5,400   Goldman Sachs Group, Inc.             390,150
   5,000   Mellon Bank Corporation               181,875
  20,800   Ocean Financial Corporation           377,000
   8,500   U.S. Bancorp                          289,000
  11,200   UST Corporation                       338,800
                                             -----------
                                               3,551,525
                                             -----------
     Broadcasting -- 0.3%
   3,300   Young Broadcasting, Inc.+             140,456
                                             -----------
     Building Materials -- 4.0%
   4,200   Centex Construction Products, Inc.    143,325
  14,570   Craftmade International, Inc.         189,410
  17,600   Dayton Superior Corporation+          326,700
   3,930   Elcor Corporation                     171,692
   9,500   Masco Corporation                     274,313
  15,000   Pulte Corporation                     345,937
   6,200   Southdown, Inc.                       398,350
                                             -----------
                                               1,849,727
                                             -----------
     Business Services -- 1.5%
  14,200   International Telecommunication
             Data Systems, Inc.+                 227,200
   4,770   Steiner Leisure Ltd., ADR+            144,591
   8,188   Tetra Tech, Inc.+                     135,094
   6,820   URS Corporation+                      199,911
                                             -----------
                                                 706,796
                                             -----------
     Chemicals -- 0.5%
  11,100   Crompton & Knowles
             Corporation                         217,144
                                             -----------
     Chemicals -- Specialty -- 0.3%
   2,400   Avery Dennison Corporation            144,900
                                             -----------
     Commercial Services -- 0.4%
   5,025   Manitowoc Company, Inc.               209,166
                                             -----------
     Computer Hardware, Software or
       Services -- 5.1%
   5,950   Advanced Digital Information
             Corporation+                        240,975
   5,700   Analytical Surveys, Inc.+             141,788
   5,600   BMC Software, Inc.+                   302,400
   9,000   Ceridian Corporation+                 294,187
   6,400   Compuware Corporation+                203,600
   2,500   Fundtech Ltd.+                         64,844
  14,100   InterVoice, Inc.+                     203,569
   7,200   Microsoft Corporation+                649,350
   7,650   Wall Data, Inc.+                       73,153
   5,350   Zomax, Inc.+                          235,400
                                             -----------
                                               2,409,266
                                             -----------
     Computer / Peripherals -- 0.3%
   2,200   Sun Microsystems, Inc.+               151,525
                                             -----------
     Consumer Non-Durables -- 0.6%
  12,400   Ivex Packaging Corporation+           272,800
                                             -----------
     Distributors -- 0.4%
   9,250   JLG Industries, Inc.                  188,469
                                             -----------
     Diversified -- 1.9%
   4,000   Textron, Inc.                         329,250
   4,500   Tyco International Ltd.               426,375
   2,000   United Technologies Corporation       143,375
                                             -----------
                                                 899,000
                                             -----------
     Drugs -- 2.2%
   4,500   Amgen, Inc.+                          273,937
   2,300   Cardinal Health, Inc.                 147,488
   5,000   Merck & Company, Inc.                 370,000
   4,400   Schering-Plough Corporation           233,200
                                             -----------
                                               1,024,625
                                             -----------
     Electrical Equipment -- 2.5%
   3,300   General Electric Company              372,900
   2,000   Honeywell, Inc.                       231,750
   5,810   SLI, Inc.+                            156,870
   2,800   Texas Instruments, Inc.               406,000
                                             -----------
                                               1,167,520
                                             -----------
     Electronics -- 6.3%
  12,400   Aeroflex, Inc.+                       244,900
   6,300   Anaren Microwave, Inc.+               131,513
   6,700   ATMI, Inc.+                           199,325
   7,150   C-Cube Microsystems, Inc.+            226,566
   5,000   CISCO Systems, Inc.+                  322,187
   2,650   CTS Corporation                       185,500
  10,000   FLIR Systems, Inc.+                   151,250
  14,900   General Semiconductor, Inc.+          135,962
   5,050   GlobeSpan, Inc.+                      200,737
  11,150   Herley Industries, Inc.+              145,647
   8,900   Innovex, Inc.                         124,600
   6,550   ITI Technologies, Inc.+               148,194
  11,400   MKS Instruments, Inc.+                212,325
   8,750   Unitrode Corporation+                 251,016
   4,700   Xilinx, Inc.+                         269,075
                                             -----------
                                               2,948,797
                                             -----------
     Environmental -- 0.5%
  10,000   Republic Services, Inc.+              247,500
                                             -----------
     Financial Services -- 1.3%
   7,300   Automatic Data Processing, Inc.       321,200
   3,750   Fiserv, Inc.+                         117,422
   5,500   SunGard Data Systems+                 189,750
                                             -----------
                                                 628,372
                                             -----------
     Food and Beverages -- 2.3%
  12,600   ConAgra, Inc.                         335,475
  18,300   J&J Snack Foods Corporation+          439,200
  10,000   SYSCO Corporation                     298,125
                                             -----------
                                               1,072,800
                                             -----------
     Grocery -- 0.3%
   3,000   Safeway, Inc.+                        148,500
                                             -----------
     Health Care -- 1.5%
      56   Coram Healthcare Corporation+              98
  11,300   Province Healthcare Company+          220,350
  12,700   Trigon Healthcare, Inc.+              461,962
                                             -----------
                                                 682,410
                                             -----------
     Home Furnishings -- 0.4%
   6,200   Leggett & Platt, Inc.                 172,438
                                             -----------
     Household Products -- 1.0%
   6,700   Maytag Corporation                    466,906
                                             -----------
     Insurance -- 2.1%
   8,800   Ace Ltd., ADR                         248,600
   1,887   American International Group,
             Inc.                                220,897
  20,200   ARM Financial Group, Inc.             171,700
   2,700   Marsh & McLennan Companies,
             Inc.                                203,850
   2,500   UnumProvident Corporation             136,875
                                             -----------
                                                 981,922
                                             -----------
     Machinery and Heavy Equipment --
       1.1%
   4,000   Ingersoll-Rand Company                258,500
   8,400   Terex Corporation+                    255,675
                                             -----------
                                                 514,175
                                             -----------
     Manufacturing -- 0.2%
   4,900   Penn Engineering &
             Manufacturing Corporation           110,250
                                             -----------
     Manufactured Housing -- 0.6%
  25,000   Clayton Homes, Inc.                   285,937
                                             -----------
     Medical Services and Supplies -- 3.7%
   6,000   Abbott Laboratories                   273,000
   5,900   Baxter International, Inc.            357,687
   4,000   Biomet, Inc.                          159,000
   7,650   ICU Medical, Inc.+                    135,309
   2,800   Johnson & Johnson Company             274,400
  10,100   Orthofix International N.V., ADR+     150,238
   2,200   Stryker Corporation                   132,275
  19,035   US Oncology, Inc.+                    228,420
                                             -----------
                                               1,710,329
                                             -----------
     Oil Equipment and Services -- 1.8%
   8,500   Burlington Resources, Inc.            367,625
  13,900   USX-Marathon Group                    452,619
                                             -----------
                                                 820,244
                                             -----------
     Real Estate -- 1.2%
  11,700   Kilroy Realty Corporation             285,187
   8,800   Mack-Cali Realty Corporation          272,250
                                             -----------
                                                 557,437
                                             -----------
     Recreation -- 0.9%
   7,860   Brass Eagle, Inc.+                    147,375
   6,100   Carnival Corporation, Class A         295,850
                                             -----------
                                                 443,225
                                             -----------
     Restaurants -- 1.0%
   5,660   Dave & Buster's, Inc.+                164,140
  10,300   Wendy's International, Inc.           291,619
                                             -----------
                                                 455,759
                                             -----------
     Retail -- 1.2%
   6,600   Cutter & Buck, Inc.+                  111,375
   5,800   Family Dollar Stores, Inc.            139,200
  10,340   Happy Kids, Inc.+                      89,829
   4,600   Wal-Mart Stores, Inc.                 221,950
                                             -----------
                                                 562,354
                                             -----------
     Retail-- Building Supplies-- 1.1%
   5,700   Home Depot, Inc.                      367,294
   2,800   Lowe's Companies, Inc.                158,725
                                             -----------
                                                 526,019
                                             -----------
     Retail -- Specialty -- 1.2%
   4,600   Dollar General Corporation            133,400
  13,750   Office Depot, Inc.+                   303,359
  11,050   Office Max, Inc.+                     132,600
                                             -----------
                                                 569,359
                                             -----------
     Retirement / Aged Care -- 0.3%
  12,500   Capital Senior Living
             Corporation+                        125,000
                                             -----------
     Semiconductors -- 2.1%
   4,100   Altera Corporation+                   150,931
  11,200   Intel Corporation                     666,400
   2,200   Maxim Integrated Products, Inc.+      146,300
                                             -----------
                                                 963,631
                                             -----------
     Telecommunications -- 3.9%
   7,800   AudioCodes Ltd.+                      210,600
   7,450   CenturyTel, Inc.                      296,137
  10,550   Gilat Communications Ltd.+            168,800
   9,650   Inet Technologies, Inc.+              231,600
   3,960   Lucent Technologies, Inc.             267,053
   3,900   MCI Worldcom, Inc.+                   335,644
   5,400   SBC Communications, Inc.              313,200
                                             -----------
                                               1,823,034
                                             -----------
     Thrift -- 0.5%
   7,789   Charter One Financial, Inc.           216,632
                                             -----------
     Transportation -- 0.6%
   7,600   CNF Transportation, Inc.              291,650
                                             -----------
     Utilities -- 1.0%
   9,900   Edison International                  264,825
   5,400   New Century Energies, Inc.            209,587
                                             -----------
                                                 474,412
                                             -----------
     Waste Management -- 0.4%
   9,300   Azurix Corporation+                   186,000
                                             -----------
TOTAL COMMON STOCKS
  (Cost $26,830,574)                          32,565,744
                                             -----------
ASSET BACKED SECURITIES -- 3.4%
   600,000   Residential Accredit Loans, Inc.,
                Series 1997-QS5, Class A5,
                7.250% due 06/25/2027            601,194
   600,000   Residential Asset Securities
                Corporation, Series 1997-KS3,
                Class A16,
                6.900% due 08/25/2027            587,592
   400,000   Union Acceptance Corporation,
                Series 1996-C, Class A3,
                6.630% due 10/08/2003++          401,768
                                             -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $1,606,495)                            1,590,554
                                             -----------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 2.5%
   600,000   Federal Home Mortgage
                Corporation,
                Series 1541, Class F,
                6.250% due 05/15/2019            598,350
   550,000   Federal Home Mortgage
                Corporation,
                Series 1702-A, Class PD,
                6.500% due 04/15/2022            547,321
                                             -----------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $1,133,719)                            1,145,671
                                             -----------
CORPORATE BONDS AND NOTES -- 11.3%
     Finance -- 2.7%
   300,000   Associates Corporation of
                North America,
                5.800% due 04/20/2004            289,737
   500,000   Countrywide Capital III,
                8.050% due 06/15/2027            504,850
   300,000   Pitney Bowes Credit
                Corporation,
                8.625% due 02/15/2008            336,951
   150,000   Transamerica Capital III,
                7.625% due 11/15/2037            147,495
                                             -----------
                                               1,279,033
                                             -----------
     Finance -- Foreign -- 1.5%
   300,000   Abbey National Plc,
                6.700% due 06/29/2049            279,681
   450,000   Westdeutsche Landesbank,
                6.750% due 06/15/2005            443,812
                                             -----------
                                                 723,493
                                             -----------
     Food and Beverages -- 1.1%
   500,000   Coca Cola Enterprises,
                6.625% due 09/30/2002            498,750
                                             -----------
     Government Agency -- 0.9%
   400,000   Tennessee Valley Authority,
                6.375% due 06/15/2005            399,664
                                             -----------
     Industrial -- 2.7%
   500,000   American Greetings Corporation,
                6.100% due 08/01/2028            466,790
   300,000   Harris Corporation,
                6.350% due 02/01/2028            286,263
   500,000   Racers-Kellogg, Series 1998 144A,
                5.750% due 02/02/2001            498,865
                                             -----------
                                               1,251,918
                                             -----------
     Supranational -- 0.8%
   350,000   African Development Bank,
                6.750% due 07/30/1999            350,242
                                             -----------
     Utility -- Electric -- 1.6%
   500,000   National Rural Utilities
                Cooperative Finance,
                6.125% due 05/15/2005            485,660
   300,000   Puget Sound Energy, Inc.,
                7.020% due 12/01/2027            284,412
                                             -----------
                                                 770,072
                                             -----------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $5,457,195)                            5,273,172
                                             -----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 3.4%
     Federal Home Loan Mortgage
       Corporation(FHLMC) -- 0.4% FHLMC:
   105,018   Pool #E62394, Gold,
                7.500% due 09/01/2010            106,615
    92,930   Pool #200021,
                10.500% due 11/01/2000            97,558
                                             -----------
                                                 204,173
                                             -----------
     Federal National Mortgage Association
       (FNMA) -- 2.6%
           FNMA:
   500,000   Pool #380137,
                7.280% due 03/01/2008            519,735
   239,944   Pool #303105,
                11.000% due 11/01/2020           263,847
   378,238   Pool #100081,
                11.500% due 08/01/2016           423,865
                                             -----------
                                               1,207,447
                                             -----------
     Government National Mortgage Association
       (GNMA) -- 0.4%
   167,575   GNMA, Pool #780584,
                7.000% due 06/15/2027            165,857
                                             -----------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $1,608,864)                            1,577,477
                                             -----------
U.S. TREASURY OBLIGATIONS -- 7.0%
     U.S. Treasury Bonds -- 6.0%
   400,000   3.875% due 04/15/2029               394,248
 2,000,000   8.000% due 11/15/2021             2,406,200
                                             -----------
                                               2,800,448
                                             -----------
     U.S. Treasury Notes -- 1.0%
 $ 440,000   7.875% due 11/15/2004               479,613
                                             -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,552,244)                            3,280,061
                                             -----------
REPURCHASE AGREEMENT -- 3.4%
  (Cost $1,610,000)
$1,610,000   Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $1,610,212 on 07/01/1999,
                collateralized by $1,620,000
                U.S. Treasury Note, 5.250%
                maturing 01/31/2001
                (value $1,644,300)             1,610,000
                                             -----------
OTHER INVESTMENTS**
  (Cost $4,211,746)               9.0%         4,211,746
           ----                              -----------
TOTAL INVESTMENTS
  (Cost $46,010,837*)           109.6%        51,254,425
OTHER ASSETS AND
   LIABILITIES (Net)             (9.6)        (4,471,853)
                                -----        -----------
NET ASSETS                      100.0%       $46,782,572
                                =====        ===========

-------
  *  Aggregate cost for Federal tax purposes is $46,091,052.
 **  As of June 30, 1999, the market value of the securities on loan is
     $4,197,873. Collateral received for securities loaned of $4,211,746 is invested in State Street Navigator Securities Lending Trust-Prime
     Portfolio.
+    Non-income producing security.
++   Floating rate note. The interest rate shown reflects the rate currentl in effect.

ABBREVIATION:
ADR   -- American Depository Receipt


See Notes to Financial Statements.




Munder Growth & Income Fund
        Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----
COMMON STOCKS -- 87.8%
     Aerospace -- 2.2%
  78,000   United Technologies
             Corporation                     $ 5,591,625
                                            ------------
     Automobile Parts and Equipment -- 2.6%
  97,000   Johnson Controls, Inc.              6,723,313
                                            ------------
     Banking and Finance -- 6.4%
  79,000   Federal National Mortgage
             Association                       5,401,625
 165,000   U.S. Bancorp                        5,610,000
 122,000   Wells Fargo & Company               5,215,500
                                            ------------
                                              16,227,125
                                            ------------
     Building Materials -- 2.2%
 199,000   Masco Corporation                   5,746,125
                                            ------------
     Computer Software -- 2.0%
 143,000   Dun & Bradstreet Corporation        5,067,563
                                            ------------
     Drugs -- 3.5%
  83,000   American Home Products
             Corporation                       4,772,500
  56,600   Merck & Co., Inc.                   4,188,400
                                            ------------
                                               8,960,900
                                            ------------
     Drugs and Health Care -- 1.6%
  87,000   Abbott Laboratories                 3,958,500
                                            ------------
     Electrical Equipment -- 2.5%
  57,000   General Electric Company            6,441,000
                                            ------------
     Electrical Machinery -- 1.6%
  81,000   Cooper Industries, Inc.             4,212,000
                                            ------------
     Food and Beverages -- 10.0%
  68,000   Anheuser-Busch Companies, Inc.      4,823,750
 173,000   ConAgra, Inc.                       4,606,125
  67,000   General Mills, Inc.                 5,385,125
 125,000   PepsiCo, Inc.                       4,835,938
 197,000   Sysco Corporation                   5,873,062
                                            ------------
                                              25,524,000
                                            ------------
     Holding Companies-- Diversified-- 2.2%
  67,200   Textron, Inc.                       5,531,400
                                            ------------
     Household Furnishings and Appliances -- 4.7%
 232,000   Leggett & Platt, Inc.               6,452,500
  79,000   Maytag Corporation                  5,505,312
                                            ------------
                                              11,957,812
                                            ------------
     Insurance -- 6.9%
 118,000   Lincoln National Corporation        6,172,875
  89,300   Marsh & McLennan Companies,
             Inc.                              6,742,150
  83,000   XL Capital Ltd.                     4,689,500
                                            ------------
                                              17,604,525
                                            ------------
     Manufacturing Specialize -- 1.9%
  79,074   Avery Dennison Corporation          4,774,093
                                            ------------
     Medical Instruments, Services, and
       Supplies --1.7%
  71,000   Baxter International, Inc.          4,304,375
                                            ------------
     Office Equipment and Supplies -- 4.4%
  76,000   Pitney Bowes, Inc.                  4,883,000
 107,000   Xerox Corporation                   6,319,687
                                            ------------
                                              11,202,687
                                            ------------
     Oil and Petroleum -- 5.4%
  50,097   BP Amoco Plc, ADR                   5,435,524
  56,000   Exxon Corporation                   4,319,000
  41,000   Mobil Corporation                   4,059,000
                                            ------------
                                              13,813,524
                                            ------------
     Oil Equipment and Services -- 1.3%
  52,000   Schlumberger Ltd.                   3,311,750
                                            ------------
     Paper and Forest Products -- 2.0%
 110,000   Georgia-Pacific Corporation         5,211,250
                                            ------------
     Printing and Publishing -- 4.0%
 150,800   Central Newspapers, Inc.            5,673,850
  86,000   McGraw-Hill, Inc.                   4,638,625
                                            ------------
                                              10,312,475
                                            ------------
     Real Estate -- 4.3%
  65,000   Apartment Investment &
             Management Company              $ 2,778,750
  74,000   Boston Properties, Inc.             2,654,750
  55,000   Duke Realty Investments, Inc.       1,240,937
  32,000   Kimco Realty Corporation            1,252,000
  39,000   Mack-Cali Realty Corporation        1,206,563
  80,000   Prentiss Properties Trust           1,880,000
                                            ------------
                                              11,013,000
                                            ------------
     Telecommunications -- 4.4%
 126,000   BellSouth Corporation               5,906,250
  92,000   SBC Communications, Inc.            5,336,000
                                            ------------
                                              11,242,250
                                            ------------
     Utilities -- Electric -- 5.8%
  97,000   Consolidated Edison Company         4,389,250
 116,300   New Century Energies, Inc.          4,513,894
 141,000   Texas Utilities Company             5,816,250
                                            ------------
                                              14,719,394
                                            ------------
     Utilities -- Natural Gas -- 4.2%
 137,262   El Paso Natural Gas Company         4,829,907
 283,671   MCN Corporation Holding
             Company                           5,886,173
                                            ------------
                                              10,716,080
                                            ------------
TOTAL COMMON STOCKS
  (Cost $173,705,287)                        224,166,766
                                            ------------

Principal
Amount
---------
CONVERTIBLE BONDS AND NOTES -- 2.7%
  (Cost $2,450,965)
 2,450,000   Home Depot, Inc.,
                Conv. Sub. Note,
                3.250% due 10/01/2001          6,811,000
                                            ------------

Shares
-------
CONVERTIBLE PREFERRED STOCK -- 2.2%
  (Cost $4,862,225)
  93,000   Wendy's Financial I, 5.000%
             Conv. Pfd.                        5,626,500
                                            ------------
REPURCHASE AGREEMENT -- 3.9%
  (Cost $10,114,000)
$10,114,000  Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $10,115,334 on 07/01/1999,
                collateralized by
                $10,550,000 U.S.
                Treasury Note, 4.50%
                maturing 09/30/2000
                (value $10,317,278)           10,114,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $5,435,774)              2.1%         5,435,774
                                            ------------
TOTAL INVESTMENTS
   (Cost $196,568,251*)          98.7%       252,154,040
OTHER ASSETS AND
   LIABILITIES (Net)              1.3          3,222,083
                                -----       ------------
NET ASSETS                      100.0%      $255,376,123
                                =====       ============

-------
  * Aggregate cost for Federal tax purposes is $196,568,253.
 ** As of June 30, 1999 the market value of the securities on loan is $5,176,386. Collateral received for securities loaned of
    $5,435,774 is invested in State Street Navigator Securities Lending
    Trust-Prime Portfolio.

ABBREVIATION:
ADR -- American Depository Receipt


See Notes to Financial Statements.




Munder International Equity Fund
        Portfolio of Investments, June 30, 1999

Shares                                             Value
------                                             -----
COMMON STOCKS -- 95.7%
     Argentina -- 0.4%
   1,100   Alpargatas S.A.I.C., ADR              $ 1,001
   2,681   Banco de Galicia Bueno, ADR            54,290
   1,656   Banco Frances del Rio
             de la Plata SA, ADR                  31,464
   3,000   Banco Rio de La Plata SA               28,500
  10,100   Corporacion Mapfre, ADR                57,680
     508   IRSA Inversiones Y
             Representaciones SA, GDR             15,685
   2,220   Metrogas SA, ADR                       18,731
  13,865   Perez Companc SA, ADR                 167,789
   4,000   Quilmes Industrial SA, ADR             49,500
   7,100   Telecom Argentina SA, ADR             189,925
   8,500   Telefonica de Argentina, ADR          266,688
   2,800   Transportadora de Gas
             del Sur SA, ADR                      26,250
                                            ------------
                                                 907,503
                                            ------------
     Australia -- 3.0%
   6,450   Amcor Ltd.                            145,125
   2,100   Ashton Mining Ltd., ADR                 4,928
   9,850   Australia & New Zealand Bank,
             ADR                                 365,681
   5,200   Boral Ltd., ADR                        71,500
  35,640   Broken Hill Proprietary Ltd., ADR     844,222
   2,800   Burns, Philip & Company Ltd.,
             ADR+                                  3,165
   7,000   Coca-Cola Amatil Ltd., ADR             56,352
   5,500   Coles Myer Ltd., ADR                  258,500
     900   Cortecs International Ltd., ADR+        1,125
   8,500   CSR Ltd., ADR                          97,095
   5,000   E-mail Partners Ltd., ADR              19,223
   1,200   FH Faulding & Company, ADR             29,192
  19,152   Goldfields Ltd., ADR                   65,835
  10,900   Goodman Fielder Ltd., ADR              38,823
   6,900   James Hardie Industries, ADR           36,490
   4,700   Kidston Gold Mines Ltd., ADR+           2,237
     800   Lihir Gold Ltd., ADR+                  12,100
  46,700   M.I.M. Holdings Ltd., ADR              66,064
   2,400   Mayne Nickless Ltd., ADR               41,012
  11,400   National Australia Bank Ltd., ADR     957,600
  26,300   News Corporation Ltd., ADR            928,719
   6,139   Normandy Mining Ltd.                   40,825
   4,900   North Ltd., ADR                        49,559
   1,300   Orbital Engineering Ltd., ADR+          2,925
   9,600   Pacific Dunlop Olympic
             Ltd., ADR                            55,200
   1,700   Petsec Energy Ltd., ADR+                2,763
  32,100   Pioneer International Ltd., ADR        81,696
   5,370   Rio Tinto Ltd., ADR                   351,746
   5,100   Santos Ltd., ADR                       66,938
     700   Simsmetal Ltd., ADR                    12,383
     600   Sons of Gwalia, ADR                     7,887
   4,300   Southcorp Holdings Ltd., ADR           86,711
   8,000   St. George Bank Ltd., ADR              55,459
   8,900   Telstra Corporation Ltd.            1,018,642
  13,500   Westpac Banking Ltd., ADR             450,563
  10,100   WMC Ltd., ADR                         176,750
  27,700   Woodside Petroleum Ltd.               187,322
                                            ------------
                                               6,692,357
                                            ------------
     Austria -- 0.1%
   7,800   Bank Austria Aktiengeselschaft,
             ADR                                  82,015
   2,240   EVN-Energie Versorgung
             Niederoesterreich AG, ADR            65,486
   9,800   OMV AG, ADR                           174,750
   1,000   Wolford AG, ADR                         8,515
                                            ------------
                                                 330,766
                                            ------------
     Belgium -- 0.0% #
   1,200   Xeikon NV, ADR+                        27,300
                                            ------------
     Bermuda -- 0.1%
     300   ESG Re Ltd.                             4,500
     400   Frontline Ltd., ADR+                    1,892
     600   LaSalle Re Holdings Ltd., ADR          10,200
   2,000   PartnerRe Ltd., ADR                    74,750
   3,900   XL Capital Ltd., Class A              220,350
                                            ------------
                                                 311,692
                                            ------------
     Brazil -- 0.7%
   5,425   Aracruz Celulose SA, ADR              119,350
   5,996   Cemig-Companhia Energetica
             de Minas, ADR                       125,982
   1,100   Centrais Eletricas Brasileiras SA,
             ADR                                  10,407
   3,410   Centrais Geradoras doSuldo
             Brasil SA, ADR+                      11,509
   5,000   Companhia Cervejaria
             Brahma, ADR                          40,156
   2,700   Companhia Siderurgica
             Nacional, ADR                        70,875
   1,800   Continental AG, ADR                    42,677
  11,200   Embratel Participacoes SA,
             ADR                                 155,400
   2,600   Panamerican Beverages Inc.,
             Class A, ADR                         61,912
   1,120   Tele Celular Sul Participacoes SA      24,290
   1,933   Tele Centro Oeste Celular
             Participacoes SA, ADR+                7,611
   2,240   Tele Centro Sul Participacoes
             SA, ADR                             124,320
     400   Tele Nordeste Celular
             Participacoes SA, ADR                10,800
  11,200   Tele Norte Leste Participacoes
             SA, ADR                             207,900
   2,240   Tele Sudeste Celular
             Participacoes SA, ADR                64,960
     200   Telemig Celular Participacoes
             SA, ADR                               4,925
   4,480   Telesp Celular Participacoes
             SA, ADR                             119,840
  11,200   Telesp Participacoes SA, ADR          256,200
                                            ------------
                                               1,459,114
                                            ------------
     Canada -- 2.6%
   3,200   Abitibi-Consolidated, Inc., ADR        36,400
   1,400   Agnico Eagle Mines Ltd., ADR            8,663
   2,950   Alberta Energy Company
             Ltd., ADR                            95,322
     500   Alliance Atlantis Communications
             Corp., Class B+                       5,197
   9,550   Bank of Montreal, ADR                 349,172
   2,600   BCE Mobile Communications,
             Inc.+                                79,137
  23,000   BCE, Inc., ADR                      1,134,187
     800   Bell Canada International, Inc.+       10,100
   3,700   BioChem Pharmaceuticals, Inc.          69,375
   1,200   Biomira, Inc., ADR+                     4,350
   1,000   Biovail Corporation
             International, ADR+                  51,062
   4,600   Campbell Resource, Inc., ADR+           1,438
  15,900   Canadian Imperial Bank of
             Commerce                            381,600
   1,000   Canadian Marconi Company, ADR          12,000
   2,000   Canadian National Railway
             Company                             134,000
   5,100   Canadian Occidental Petroleum,
             ADR                                  82,237
  12,700   Canadian Pacific Ltd., ADR            302,419
   1,600   Celestica, Inc.+                       69,300
   1,100   Clearnet Communications, Inc.,
             ADR+                                 15,331
   3,300   Cominco, ADR                           56,512
   2,000   Corel, ADR+                             7,750
   2,300   Cott Corporation, ADR                   8,338
     400   Decoma International, Inc.              3,400
   4,800   Domatar, Inc., ADR                     45,600
     800   Dorel Industries, Inc.+                17,150
  10,250   EdperBrascan Corporation,
             Class A                             153,750
   4,400   Enbridge, Inc.                        101,200
   4,000   Encal Energy Ltd.+                     19,750
     600   Fahnestock Viner Holdings, Inc.,
             ADR                                   9,375
   1,000   Four Seasons Hotels, Inc., ADR         44,063
   2,500   Goldcorp, Inc., Class A, ADR+          12,500
   9,106   Gulf Canada Resources, ADR             38,131
  16,900   Imperial Oil Ltd., ADR                320,044
     800   Intertape Polymer Group
             Inc., ADR                            23,400
   1,400   Intrawest Corporation                  21,438
   1,650   Ipsco, Inc., ADR                       34,856
     300   Jetform Corporation, ADR+               1,256
   1,600   Loewen Group, Inc., ADR                   900
   4,700   Macmillan Bloedel Ltd., ADR            84,600
   2,200   Magna International, Class A, ADR     124,850
   5,600   Methanex Corporation, ADR+             21,000
   1,300   Microcell Telecommunications, Inc.+    10,156
   4,000   Mitel Corporation, ADR+                26,500
   6,200   Newbridge Network, ADR+               178,250
   2,400   Newcourt Credit Group, Inc.            31,050
   3,250   NOVA Chemicals Corporation             75,766
   3,400   Numac Energy, Inc., ADR+                8,925
   1,700   Potash Corporation of
             Saskatchewan, ADR                    87,975
   1,900   Rio Algom Ltd., ADR                    26,838
   3,400   Rogers Cantel Mobil
             Communications, Class B,
             ADR+                                 55,887
  11,400   Royal Bank of Canada                  505,875
   2,500   Royal Group Technologies Ltd.+         73,594
   4,300   Royal Oak Mines, ADR+                       0
   2,000   Suncor Energy, Inc.                    82,250
   3,200   Supersol Ltd.                          46,800
     270   Talisman Energy, Inc.+                  7,172
   4,200   Teleglobe, Inc.                       124,950
   2,800   Telesystem International
             Wireless, Inc.+                      50,750
  16,252   Transcanada Pipelines Ltd., ADR       227,528
   3,900   Trizec Hahn Corporation, ADR           79,462
   3,400   West Coast Energy, Inc., ADR           67,150
                                            ------------
                                               5,758,031
                                            ------------
     Chile -- 0.3%
     600   AFP Provida, ADR                       13,200
     900   Banco de Edwards, ADR                  13,050
     400   Banco Santander Chile, ADR              6,200
   3,200   Banco Santiago SA, ADR                 61,400
   1,900   Compania Cervecerias Unidas SA,
             ADR                                  54,388
   7,075   Compania de Telecomunicaciones
             de Chile SA, ADR                    175,106
     800   Cristalerias de Chile, ADR             12,350
   2,500   Distribucion y Servicio D&S SA         46,875
   2,200   Embotelladora Andina SA, ADR           44,000
   7,500   Empresa Nacional Electricidad
             SA, ADR                              90,937
   2,100   Empresa Telex Chile, ADR+               2,100
   2,660   Enersis S.A., ADR                      60,847
   2,200   Gener SA, ADR                          39,050
     700   Laboratorio Chile SA, ADR              12,600
   2,400   Linea Aerea Nacional
             Chile SA, ADR                        17,250
   1,200   Madeco, ADR                            12,150
   1,000   Maderas Y Sintelicos Sociedad
             (Masisa), ADR                        10,500
     700   Quimica Minera Chile SA, ADR           24,763
   3,500   Quinenco SA, ADR                       32,813
     500   Vina Concha Y Toro SA, ADR             18,000
                                            ------------
                                                 747,579
                                            ------------
     China\Hong Kong -- 4.2%
  18,500   Amoy Properties Ltd., ADR              87,032
   2,300   Amway Asia Pacific Ltd., ADR           26,738
   1,440   Asia Pulp & Paper Company Ltd.+         3,780
   7,200   Asia Pulp & Paper Company
             Ltd., ADR+                           69,300
     600   Asia Satellite Telecommunications
             Holdings Ltd., ADR                   13,838
  47,848   Bank East Asia Ltd., ADR              121,183
     750   Beijing Yanhua Petrochemical
             Company Ltd., ADR                     8,531
   3,200   C.P. Pokphand, ADR+                     4,279
  10,300   Cathay Pacific Airways, ADR            78,990
   6,800   CDL Hotels International Ltd.,
             ADR                                  28,485
  24,100   China Telecom (Hong Kong)
             Ltd.+                             1,373,700
   5,800   Dairy Farm International Ltd.,
             ADR                                  34,800
     500   DSG International Ltd., ADR+            3,500
     580   Egana International Holdings
             Ltd., ADR                             4,572
  17,000   First Pacific Company Ltd., ADR        72,307
   3,700   Glorious Sun Enterprises Ltd.          12,638
   1,300   Gold Peak Industries Ltd., ADR          2,781
   3,000   Guangshen Railway Company
             Ltd., ADR                            22,875
   8,750   Hang Lung Development, ADR             54,133
  27,300   Hang Seng Bank Ltd., ADR              305,245
  59,100   Henderson Land Development
             Company Ltd., ADR                   339,734
  90,307   Hong Kong and China Gas
             Ltd., ADR                           130,945
  74,800   Hong Kong Electric Holdings
             Ltd., ADR                           241,023
  13,400   Hong Kong Land Holdings,
             ADR                                 108,540
  17,432   Hong Kong Telecommunications
             Ltd., ADR                           469,574
  32,200   Hopewell Holdings Ltd., ADR            24,486
  10,800   HSBC Holdings Plc, ADR              3,825,181
   4,700   Huaneng Power International,
             ADR                                  80,487
  18,600   Hysan Development Ltd., ADR            56,098
  17,200   Jardine Matheson & Company
             Ltd., ADR                            87,290
   5,800   Jardine Strategic Holding, ADR         30,160
   2,400   Johnson Electric Holdings, ADR         98,987
  34,200   New World Development
             Company Ltd., ADR                   204,973
     500   Peak International Ltd.+                3,391
   2,200   Shandong Huaneng, ADR                  11,413
   3,970   Shanghai Chlor-Alkali Chemical
             Company, ADR+                         5,876
   1,600   Shanghai Erfangji Co., Ltd., ADR+       1,856
   2,600   Shanghai Petrochemicals Ltd., ADR      59,962
   3,190   Shanghai Tire & Rubber
             Company Ltd., ADR                     6,316
   5,500   Shuntak Holdings Ltd., ADR             14,709
   1,800   Singer Company, ADR                     8,325
  11,150   South China Morning Post, ADR          31,257
  88,400   Sun Hung Kai PropertiesLtd.,
             ADR                                 806,112
  61,500   Swire Pacific Ltd., ADR               310,647
   7,700   Television Broadcasts Ltd.             72,250
     800   VTech Holdings Ltd., ADR               25,417
   1,800   Yanzhou Coal Mining Company
             Ltd., ADR                            31,950
                                            ------------
                                               9,415,666
                                            ------------
     Colombia -- 0.0% #
   1,100   Banco Ganadero SA, ADR                 19,869
     700   Banco Industrial Colombiano,
             ADR                                   3,325
                                            ------------
                                                  23,194
                                            ------------
     Denmark -- 0.4%
   6,200   Novo Nordisk AS, Series B,
             ADR                                 331,700
  19,000   Tele Danmark, Series B, ADR           489,250
                                            ------------
                                                 820,950
                                            ------------
     Finland -- 1.5%
   1,700   American Group Ltd., ADR               12,223
   1,700   Instrumentarium Corporation,
             ADR                                  34,850
  36,400   Nokia Oyj, ADR                      3,332,875
     700   Rauma-Repola, ADR                       7,875
   1,600   Valmet Corporation, ADR+               35,600
                                            ------------
                                               3,423,423
                                            ------------
     France -- 6.4%
  13,200   Accor SA, ADR                         331,336
   2,500   Alcatel                               351,778
  25,800   Alcatel Alsthom Cie Generale
             D'Electric, ADR                     732,075
   7,800   Alstom+                               249,600
   4,300   Axa                                   524,383
     700   Bouygues Offshore SA, ADR              10,981
     800   Business Objects SA, ADR+              29,200
   3,000   Canal Plus, ADR                       168,297
     800   Cap Gemini SA                         125,681
   2,372   Clarins SA                             45,603
   1,300   Coflexip SA, ADR                       56,550
   1,000   Companie Generale de
             Geophysique SA, ADR+                 10,750
   3,900   Dassault Systemes SA, ADR             129,431
  21,500   Elf Aquitaine, ADR                  1,581,594
  36,800   France Telecom SA                   2,833,600
     800   Genset, ADR+                           12,500
  12,750   Groupe Danone, ADR                    657,167
   8,900   Lafarge SA, ADR                       281,965
   2,900   Lagardere Group, ADR                  107,920
     300   Legrand SA                             61,047
  17,600   Louis Vuitton Moet Hennessy,
             ADR                               1,051,600
   3,800   Pechiney SA, ADR                       81,225
   8,150   Pernod Ricard, ADR                    136,523
     600   PSA Peugeot Citroen                    94,632
   9,050   PSA Peugeot Citroen, ADR              356,842
   6,500   Rhodia SA, ADR                        123,500
  10,900   Rhone-Poulnec SA, ADR                 502,762
     400   Scor SA, ADR                           20,150
  16,200   Societe Generale, ADR                 570,798
     400   Sodexho Alliance, SA                   68,861
  11,400   STMicroelectronics NV                 790,875
   4,200   Thomson CSF, ADR                      145,906
  24,405   Total SA, ADR                       1,572,597
   2,700   Valeo SA, ADR                         222,664
  13,500   Vivendi, ADR                          218,628
                                            ------------
                                              14,259,021
                                            ------------
     Germany -- 7.3%
  25,500   Bayer AG, ADR                       1,061,982
  14,200   Commerzbank AG, ADR                   431,091
  14,371   Daimler Chrysler Aerospace AG       1,277,223
  19,700   Deutsche Bank AG, ADR               1,201,203
 102,100   Deutsche Telekom, ADR               4,313,725
  16,400   Dresdner Bank AG, ADR                 640,735
   7,800   Fresenius Medical Care AG, ADR        156,488
  21,600   Hoechst AG, ADR                       993,600
  15,200   Mannesmann AG                       2,267,293
     428   Pfeiffer Vacuum Technology
             AG, ADR                              14,071
  12,500   RWE AG, ADR                           578,436
  49,004   SAP AG, ADR                         1,631,239
   2,300   SGL Carbon AG, ADR                     59,728
  18,200   VEBA AG                             1,078,350
  51,400   Volkswagen AG, ADR                    658,082
                                            ------------
                                              16,363,246
                                            ------------
     Greece -- 0.1%
     400   Anangel-American
             Shipholdings Ltd., ADR+               2,163
  15,000   Hellenic Telecommunication
             Organization SA (OTE), ADR          165,937
                                            ------------
                                                 168,100
                                            ------------
     Hungary -- 0.1%
   7,700   Magyar Tavkozlesi Rt., ADR            211,750
                                            ------------
     Indonesia -- 0.1%
   3,300   Gulf Indonesia Resources Ltd.+         37,950
   7,150   PT Indorayon Utama, ADR+                2,555
   3,883   PT Indosat, ADR                        75,718
   1,100   PT Pasifik Satelit Nusantara,
             ADR+                                  8,938
  16,740   PT Telekomunikasi Indonesia,
             ADR                                 208,204
   1,100   PT Tri Polyta Indonesia, ADR+           1,306
                                            ------------
                                                 334,671
                                            ------------
     Ireland -- 0.6%
  12,600   Allied Irish Banks, ADR               343,350
   4,300   Bank of Ireland, ADR                  297,775
   1,400   CBT Group Plc, ADR+                    23,100
  14,000   CRH, ADR                              255,500
   4,800   Elan Corporation Plc, ADR+            133,200
     700   ESAT Telecom Group Plc, ADR+           30,712
   2,100   Jefferson Smurfit Group, ADR           49,481
   1,400   Ryanair Holdings Plc, ADR+             74,200
   1,300   Saville Systems Ireland, ADR+          18,850
     500   Warner Chilcott Laboratories,
             ADR+                                  4,063
   2,800   Waterford Wedgwood Plc, ADR            30,800
                                            ------------
                                               1,261,031
                                            ------------
     Israel -- 0.2%
     200   American-Israeli Paper Mills,
             ADR                                  11,250
   1,300   Blue Square-Israel Ltd., ADR           20,638
   1,300   Check Point Software
             Technologies Ltd.+                   69,712
   2,700   ECI Telecommunications Ltd.,
             ADR                                  89,606
     800   Elbit Medical Imaging Ltd., ADR         7,250
     900   Elbit Systems Ltd., ADR                15,750
     800   Elron Electronic Industries
             Ltd., ADR                            19,600
     400   Gilat Satellite Network Ltd.,
             ADR+                                 21,000
   2,300   Koor Industries Ltd., ADR              53,763
     500   Matav-Cable Systems Media
             Ltd., ADR                            22,250
     300   NICE-Systems Ltd., ADR+                 8,269
     500   Orckit Communications Ltd.+            12,375
   1,600   Scitex Corporation, ADR+               16,000
   2,100   Teva Pharmaceutical, ADR              102,900
                                            ------------
                                                 470,363
                                            ------------
     Italy -- 2.1%
   3,272   Benetton Group SpA, ADR               129,448
   1,600   De Rigo SpA, ADR                        8,700
  29,400   Ente Nazionale Idrocarburi
             SpA, ADR                          1,764,000
  24,230   Fiat, ADR                             390,709
   1,000   Fila Holding SpA, ADR                  11,813
   2,100   Industrie Natuzzi, ADR                 40,819
  14,800   Instituto Nazionale delle
             Assicurazioni, ADR                  344,100
  11,286   Istituto Bancario San Paolo
             di Torino, ADR                      310,365
   8,500   Luxottica Group, ADR                  132,281
  10,162   Montedison SpA                        165,130
     500   SAES Getters SpA, ADR                   2,625
  14,200   Telecom Italia SpA                  1,493,662
                                            ------------
                                               4,793,652
                                            ------------
     Japan -- 19.7%
  10,870   Amway Japan Ltd., ADR                  54,350
 135,000   Asahi Breweries Ltd.                1,680,665
   6,700   Bandai Company Ltd., ADR               24,453
 180,895   Bank of Tokyo, ADR                  2,634,283
  30,700   Canon, Inc., ADR                      894,138
   2,500   CSK Corporation, ADR                   56,406
  13,200   Dai'El, Inc., ADR                      91,163
   9,750   Eisai Company Ltd., ADR               192,227
  18,900   Fuji Photo Film Company Ltd.,
             ADR                                 718,200
  12,200   Hitachi Ltd., ADR                   1,152,137
  17,100   Honda Motor Company Ltd.,
             ADR                               1,483,425
  15,600   Ito-Yokado Ltd., ADR                1,058,850
  32,700   Japan Airlines Company, ADR           218,681
  12,800   Kawasaki Heavy Industries Ltd.        138,824
  11,800   Kawasaki Steel Corporation,
             ADR                                 220,451
  70,000   Kinden Corporation                    755,146
   3,800   Kirin Brewery Company, ADR            451,250
  20,900   Kobe Steel Ltd., ADR                   93,296
   9,100   Komatsu Ltd., ADR                     232,597
  21,000   Komori Corporation                    378,441
   2,600   Kubota Corporation, ADR               156,325
   6,800   Kyocera Corporation, ADR              407,575
   6,200   Makita Corporation, ADR                70,138
 106,000   Marui Company Ltd.                  1,752,501
   7,600   Matsushita Electric Industrial
             Company Ltd., ADR                 1,507,175
  77,200   Minolta Co., Ltd.                     395,668
  28,800   Mitsubishi Corporation, ADR           390,444
   3,000   Mitsui & Company Ltd., ADR            429,000
  11,200   NEC Corporation, ADR                  707,000
 102,000   NGK Insulators, Ltd.                1,065,785
 117,300   Nippon Telegraph & Telephone
             Corporation, ADR                  7,345,912
  46,500   Nissan Motor Company Ltd.,
             ADR                                 447,563
 100,000   NTT Mobile Communications
             Network, Inc., ADR                6,778,540
   9,600   Olympus Optical Company, ADR          141,972
  48,100   Onward Kashiyama Co., Ltd.            528,834
   6,200   Pioneer Electronics
             Corporation, ADR                    122,063
   2,900   Q.P. Corporation, ADR                  41,713
   4,900   Ricoh Company Ltd., ADR               337,414
  14,400   Sanyo Electric Corporation, ADR       298,800
     512   Sawako Corporation, ADR                 2,666
  11,900   Sega Enterprises, ADR                  39,373
  14,800   Shiseido Ltd., ADR                    221,933
  13,800   Sony Corporation, ADR               1,523,175
  11,400   Sumitomo Metal Industries, ADR        142,300
  16,000   Sumitomo Special Metals Co.,
             Ltd.                                277,755
  46,100   Sumitomo Trust & Banking Co.,
             Ltd., ADR                           221,792
   4,800   TDK Corporation, ADR                  441,900
  11,200   Tokio Marine & Fire Insurance
             Ltd., ADR                           628,600
  26,300   Tokyo Kikai Seisakusho, Ltd.          150,012
  36,700   Toyoda Machine Works, Ltd.            256,660
  72,170   Toyota Motor Corporation, ADR       4,618,880
   1,200   Wacoal Corporation, ADR                62,100
                                            ------------
                                              44,040,551
                                            ------------
     Korea -- 0.8%
  47,700   Korea Electric Power
             Corporation, ADR                    977,850
     800   Korea Telecom Corporation,
             ADR+                                 32,000
  13,900   Pohang Iron & Steel Company,
             Ltd., ADR                           467,388
  21,275   SK Telecom Company Ltd.,
             ADR                                 361,669
                                            ------------
                                               1,838,907
                                            ------------
     Luxembourg -- 0.0% #
   1,200   Espirito Santo Financial
             Holdings, ADR                        19,650
   1,700   Millicom International
             Cellular SA+                         53,550
                                            ------------
                                                  73,200
                                            ------------
     Malaysia -- 0.0% #
  41,900   Amsteel Corporation Berhad                 --
  39,500   Resorts World Berhad                   93,033
                                            ------------
                                                  93,033
                                            ------------
     Mexico -- 1.4%
   2,900   Altos Hornos de Mexico SA,
             ADR+                                  4,350
   2,100   Apasco SA, Series A, ADR               68,582
     800   Bufete Industries, ADR+                 1,525
  22,500   Cemex SA, ADR                         221,636
   5,100   Coca-Cola Femsa SA, ADR                98,812
   2,500   Consorcio G. Grupo Dina, ADR+           3,750
   2,000   Controladora Comercial
             Mexican SA de CV, ADR                42,000
   2,505   Desc de CV, Series C, ADR              56,676
   4,000   Empresas Ica, ADR                      27,000
  37,800   Grupo Carso SA, ADR                   350,304
   1,100   Grupo Casa Autrey, ADR                  3,988
  13,300   Grupo Elektra, ADR                     78,137
   7,800   Grupo Financiero Bancomer
             SA de CV, ADR                        56,406
   4,400   Grupo Financiero Serfin SA de
             CV, ADR+                                880
   1,100   Grupo Imsa SA, ADR                     17,600
     800   Grupo Industrial Durango SA,
             ADR+                                  8,625
   2,400   Grupo Industrial Maseca SA,
             ADR                                  21,450
   2,100   Grupo Iusacell, Series L, ADR+         27,300
     500   Grupo Radio Central, ADR                2,625
   5,600   Grupo Telivisa SA, ADR+               250,950
   2,800   Grupo Tribasa SA, ADR+                  3,675
   1,000   Industries Bachoco SA                   9,313
   5,200   Kimberly Clark, Inc., ADR             106,967
   4,400   Savia SA de CV, ADR+                  100,650
  19,300   Telefono de Mexico SA, ADR          1,559,681
     200   Transport Matima Mexico,
             Class L, ADR+                         1,050
   2,700   Tubos de Acero de Mexico, ADR          29,362
   4,300   Vitro Sociedad Anomina, ADR            22,038
                                            ------------
                                               3,175,332
                                            ------------
     Netherlands -- 5.0%
  52,500   ABN AMRO Holding, ADR               1,158,281
  19,200   AEGON Insurance, ADR                1,420,800
  10,500   Akzo Nobel, ADR                       444,937
   5,000   ASM Lithography Holdings NV+          296,875
   6,800   Baan Company, ADR                     107,950
   1,200   Benckiser NV                           64,350
   5,200   DSM, ADR                              139,371
  12,900   Elsevier, ADR                         304,763
   7,200   Equant NV+                            677,700
  14,850   Fortis Amev, ADR                      458,478
   3,200   Gucci Group, ADR                      224,000
  33,105   ING Groep NV                        1,820,775
   4,800   Ispat International NV, Class A        53,100
   3,400   KLM Royal Dutch Airlines, ADR          97,113
  14,260   Koninklijke Ahold, ADR                493,752
  11,316   Koninklijke Philips Electronics
             N.V., ADR                         1,141,501
     500   Koninklijke Van Ommeren,
             ADR                                  15,050
   3,100   Koninklijke Wessanen NV, CVA           39,306
   5,400   New Holland NV, ADR                    92,475
   2,500   Oce Van Der Griten, ADR                63,438
     600   QIAGEN NV, ADR+                        40,800
   1,600   Royal Nedlloyd Group, ADR              19,792
  16,983   Royal PTT Nederland, ADR              815,184
  16,983   TNT Post Group NV, ADR                407,592
   3,300   Toolex Alpha NV, ADR+                  44,241
   6,900   VNU-Verenigde Nederlandse
             Uitgeversbedrijven Verengd
             Bezit, ADR                          275,624
  10,400   Wolters Kluwer, ADR                   413,825
                                            ------------
                                              11,131,073
                                            ------------
     New Zealand -- 0.1%
   1,325   Fletcher Challenge, Building,
             ADR                                  19,461
   1,325   Fletcher Challenge, Energy, ADR        35,941
   3,160   Fletcher Challenge, Forest, ADR        18,170
   2,550   Fletcher Challenge, Paper, ADR         19,284
   4,500   Telecommunications of
             New Zealand Ltd., ADR               157,219
     500   Tranz Rail Holdings Ltd., ADR           2,656
                                            ------------
                                                 252,731
                                            ------------
     Norway -- 0.2%
   1,800   Nera ASA, ADR                           4,838
   8,250   Norsk Hydro AS, ADR                   315,562
   2,200   Petroleum Geo-Services, ADR+           32,725
   4,300   Saga Petroleum, Class A, ADR           72,025
   1,700   Smedvig ASA, ADR                       15,748
                                            ------------
                                                 440,898
                                            ------------
     Panama -- 0.0% #
     700   Banco Latinoamericano
             de Exportaciones SA                  18,725
                                            ------------
     Peru -- 0.1%
     500   Compania de Minas
             Buenaventura SA, ADR                  7,656
   8,500   Telefonica del Peru SA, ADR           128,563
                                            ------------
                                                 136,219
                                            ------------
     Philippines -- 0.2%
   4,100   Philippine Long Distance
             Telephone Company, ADR              123,512
  10,065   San Miguel Corporation,
             Class B, ADR                        219,552
                                            ------------
                                                 343,064
                                            ------------
     Portugal -- 0.4%
   4,200   Banco Comercial Portuges SA,
             ADR                                 108,413
  10,900   Electricidade de Portugal SA,
             ADR                                 391,037
   6,900   Portugal Telecom SA, ADR              284,194
                                            ------------
                                                 783,644
                                            ------------
     Russia -- 0.3%
   4,800   Lukoil, ADR                           190,080
   9,300   Mosenergo, ADR                         41,664
   4,400   Rostelecom, ADR                        43,175
  17,000   Surgutneftegaz                        134,895
  15,100   Unified Energy Systems                132,125
   1,000   Vimpel-Communications,
             ADR+                                 23,187
                                            ------------
                                                 565,126
                                            ------------
     Singapore -- 0.3%
   6,500   Asia Pacific Resources
             International Holdings Ltd.,
             Class A                               7,719
   1,300   China Yuchai, ADR+                      1,706
   3,200   Cycle & Carriage Ltd., ADR             36,851
   6,022   Development Bank of Singapore,
             ADR                                 294,377
  12,875   Keppel Corporation Ltd.                87,750
   6,100   Neptune Orient Lines Ltd., ADR+        29,819
  16,600   United Overseas Bank Ltd., ADR        220,423
                                            ------------
                                                 678,645
                                            ------------
     South Africa -- 0.2%
   3,900   Gold Fields of South Africa
             Ltd., ADR                             7,800
   1,600   Harmony Gold Mining
             Company Ltd., ADR                     7,750
   6,515   Imperial Holdings Ltd., ADR            63,908
   9,100   Iscor Ltd., ADR                        28,504
   9,200   Liberty Life Association of Africa
             Ltd., ADR                           117,859
   3,400   Pepkor Ltd., ADR                       27,385
  21,200   Sasol Ltd., ADR                       153,700
  13,400   Wooltru Ltd., ADR                      21,763
                                            ------------
                                                 428,669
                                            ------------
     Spain -- 2.9%
   9,100   Argentaria, Caja Postal YBanco,
             Hipothecario de Espana SA,
             ADR                                 418,600
  77,000   Banco Bilbao Vizcaya, ADR           1,126,125
 115,260   Banco Santander Central
             Hispano S.A., ADR+                1,224,637
  22,700   Banesto Espanol de Credito,
             ADR+                                187,202
   3,100   Compania Sevillana Electric,
             ADR                                  71,838
  40,300   Endesa SA, ADR                        856,375
  37,350   Repsol, ADR                           758,672
  12,069   Telefonica de Espana SA, ADR        1,775,599
                                            ------------
                                               6,419,048
                                            ------------
     Sweden -- 1.9%
   4,300   AGA AB, ADR                            53,186
   5,066   Atlas Copco, ADR                      138,153
   3,800   Autoliv, Inc., ADR                    114,950
     500   Biacore International AB, ADR+          4,500
   7,000   Electrolux AB, ADR                    294,000
  70,900   Ericsson (L.M.) Telephone
             Company, Class B, ADR             2,335,269
  19,500   Forenings Sparbanken AB, ADR          275,651
     700   Pricer AB, ADR                            709
  10,350   Sandvik AB, ADR                       229,214
   4,300   SKF AB, ADR                            79,550
   7,100   Svenska Cellulosa AB, ADR             184,003
   1,700   Swedish Match Company, ADR             60,669
  18,400   Volvo AB, ADR                         540,500
                                            ------------
                                               4,310,354
                                            ------------
     Switzerland -- 5.1%
  12,000   ABB AB, ADR                           163,500
   2,900   ABB AG, ADR                           428,911
   5,000   Adecco SA, ADR                        335,000
  19,100   Credit Suisse Group, ADR              825,976
   1,700   Mettler Toledo International, Inc.+    42,181
  29,700   Nestle, ADR                         2,674,738
  46,066   Novartis, ADR                       3,362,158
  29,200   Roche Holdings Ltd.                 3,000,553
   4,100   Sulzer Medica, ADR                     76,875
   1,200   TAG Heuer International SA,
             ADR                                  12,450
  41,000   UBS AG, ADR                           611,665
                                            ------------
                                              11,534,007
                                            ------------
     Taiwan -- 0.7%
   4,483   Macronix International
             Company Ltd., ADR                    40,627
  43,500   Taiwan Semiconductor
             Manufacturing Company             1,479,000
                                            ------------
                                               1,519,627
                                            ------------
     Thailand -- 0.0% #
   3,800   Advanced Information
             Services PCL, ADR                    36,686
  18,997   Shin Corporations, PCL, ADR            41,986
                                            ------------
                                                  78,672
                                            ------------
     United Kingdom -- 26.2%
  24,300   Abbey National Plc, ADR               912,375
  19,100   Admiral Plc                           273,065
   2,800   Albert Fisher Group Plc, ADR            5,738
  38,200   Allied Domeq Plc, ADR                 367,599
  28,588   Allied Zurich AG, Plc, ADR            718,736
   4,200   Amvescap Plc, ADR                     195,300
   2,400   ARM Holdings Plc, ADR+                 83,700
 115,000   Ashtead Group Plc                     317,220
  67,236   Astra Zeneca Group Plc, ADR         2,634,811
  16,000   AXA SA, ADR                           997,000
  38,100   BAA Plc, ADR                          366,336
  18,200   Barclays Plc, ADR                   2,174,900
  28,714   Bass Publishing Limited
             Company Plc, ADR                    428,915
   1,000   Bespak Plc, ADR                        12,807
  32,117   BG Plc, ADR                           983,583
  26,800   Blue Circle Industries Plc, ADR       180,135
   4,600   BOC Group Plc, ADR                    185,438
   1,600   Body Shop International Plc,
             ADR                                  14,628
  38,100   BP Amoco Plc, ADR                   4,133,850
  59,000   Britannic Plc                         894,648
   3,600   British Airways Plc, ADR              257,175
  28,591   British American Tobacco Plc,
             ADR                                 550,377
   2,500   British Biotech Plc, ADR+               9,063
   6,200   British Sky Broadcasting Group
             Plc, ADR                            347,975
   7,300   British Steel Plc, ADR                190,256
  22,900   BritishTelecommunications
             Plc, ADR                          3,921,625
   3,800   Burmah Castrol Plc, ADR               119,700
  12,312   Cable & Wireless Communications
             Plc+                                597,132
  26,900   Cable & Wireless Plc, ADR           1,065,912
  17,900   Cadbury Schweppes Plc, ADR            476,587
  65,100   Capita Group Plc                      673,660
   4,300   Carlton Communications Plc,
             ADR                                 184,363
   8,450   Coats Viyella Plc, ADR                 20,379
   4,400   COLT Telecom Group Plc, ADR+          380,050
  23,500   Compass Group Plc, ADR                232,993
     870   Cordiant Communications Group          11,963
   1,700   Danka Business Systems Plc, ADR         9,563
  37,183   Diageo Plc, ADR                     1,598,869
     900   Dialog Corp. Plc+                       5,288
   5,000   Dixons Group Plc, ADR                 281,628
     600   Eidos Plc, ADR+                        19,838
  16,025   EMI Group Plc, ADR                    257,267
   4,300   English China Clays Plc, ADR+          50,173
   5,400   Enterprise Oil Plc, ADR               103,950
   6,200   Gallaher Group Plc, ADR               151,513
     400   Gentia Software Plc+                      700
  61,300   Glaxo Wellcome Plc, ADR             3,471,112
   4,825   Hanson Trust Plc, ADR                 214,109
   3,150   Hillsdown Holdings Plc                 28,599
     400   ICON Plc, ADR+                          7,850
   6,600   Imperial Chemical Industries
             Plc, ADR                            262,350
   9,425   Imperial Tobacco Group Plc, ADR       205,609
  64,580   Invensys Plc, ADR                     611,274
  24,700   Kingfisher Plc, ADR                   568,427
   9,921   LASMO Plc                              22,364
  10,500   LASMO Plc, ADR                         71,531
   1,800   Laura Ashley Holdings Plc, ADR+         2,057
   2,700   London International Group
             Plc, ADR                             37,125
     600   London Pacific Group Ltd. Plc,
             ADR                                  13,800
  17,200   Marks & Spencer Plc, ADR              599,435
   3,200   Medeva Plc, ADR                        22,400
     500   MERANT Plc, ADR+                        9,750
  10,670   National Grid Group Plc, ADR          370,850
  11,000   National Power Plc, ADR               338,250
  10,400   National Westminster Bank Plc,
             ADR                               1,351,350
   3,750   NFC Plc, ADR                           59,297
   9,400   Orange Plc, ADR+                      709,700
  20,300   Pearson Plc, ADR                      408,293
  11,200   Peninsular & Oriental Steam Plc,
             ADR                                 336,309
   6,900   Powergen Plc, ADR                     295,837
   5,100   Premier Farnell Plc, ADR               37,931
   1,600   Premier Oil Plc, ADC                    4,666
  14,100   Prudential Plc, ADR                 1,042,359
   5,300   Racal Electronics Plc, ADR             64,577
   1,800   Ramco Energy Plc, ADR+                  9,788
  15,400   Rank Group Plc, ADR                   123,200
  11,700   Reed International Plc, ADR           316,631
 873,200   Rentokil Initial Plc                3,385,899
  10,600   Rentokil Initial Plc, ADR             413,529
   8,753   Reuters Group Plc, ADR                709,540
  14,311   Rexam Plc, ADR                         58,138
   9,700   Rio Tinto Plc, ADR                    652,325
     870   Saatchi & Saatchi Plc                  14,518
   1,600   Scottish & Southern Energy
             Plc, ADR                            163,678
   7,400   Scottish Power Plc, ADR               257,313
   1,700   Select Appointments Holdings
             Plc, ADR                             40,800
 140,600   Sema Group Plc                      1,352,995
   1,700   Senetek Plc, ADR+                       2,444
  62,300   Shell Transportation & Trading
             Plc, ADR                          2,889,162
   1,700   Shire Pharmaceuticals Group
             Plc, ADR+                            44,200
     400   Signet Group Plc                       10,050
     300   Smallworldwide Plc, ADR+                2,213
  42,500   Smithkline Beecham Group
             Plc, ADR                          2,807,656
  20,094   South African Breweries, ADR+         174,499
     500   Stolt Comex Seaway SA+                  5,375
   1,300   Stolt-Nielsen SA Plc                   19,825
     850   Stolt-Nielsen SA Plc, ADR              14,556
   3,000   Tate & Lyle Plc, ADR                   75,234
     900   Taylor Nelson Sofres Plc, ADR          33,621
   6,807   Telewest Communications Plc,
             ADR+                                311,420
  76,200   Tesco Plc, ADR                        592,023
   8,500   TI Group Plc, ADR                     115,760
  12,300   Tomkins Plc, ADR                      224,475
   1,400   Trinity Plc                            24,848
  62,053   Unilever Plc, ADR                   2,311,474
  17,244   United Biscuits (Holdings) Plc         51,644
   4,600   United News & Media Plc, ADR           89,413
  10,100   United Utilities Plc, ADR             247,450
  11,050   Vodafone Group Plc, ADR             2,176,850
   2,500   Wembley Plc, ADR                       56,903
   6,461   Williams Plc, ADR                     128,779
   2,800   WPP Group Plc, ADR                    240,100
   1,000   Xenova Group Plc, ADR                   1,531
                                            ------------
                                              58,715,853
                                            ------------
     Venezuela -- 0.0% #
   1,700   Compania Anonima Nacional
             Telefonos de Venezuela, ADR          46,325
   2,400   Mavesa SA, ADR                          7,800
   1,000   Sidervrgica/Venez/Sivensa, ADR          3,001
                                            ------------
                                                  57,126
                                            ------------
TOTAL COMMON STOCKS
  (Cost $158,216,872)                        214,413,913
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 4.2%
  (Cost $9,503,000)
$9,503,000   Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $9,504,254 on 07/01/1999,
                collateralized by
                $9,585,000 U.S. Treasury
                Notes, 5.625%-6.250%,
                maturing 12/31/1999-
                02/15/2007 (value
                $9,697,793)                    9,503,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $45,629,693)            20.4%        45,629,693
                                 ----       ------------
TOTAL INVESTMENTS
   (Cost $213,349,565*)         120.3%       269,546,606
OTHER ASSETS AND
   LIABILITIES (Net)            (20.3)       (45,521,781)
                                -----       ------------
NET ASSETS                      100.0%      $224,024,825
                                =====       ============

------
  * Aggregate cost for Federal tax purposes is 214,310,625.
 ** As of June 30, 1999, the market value of the securities on loan is
    $44,117,384. Collateral received for securities loaned includes $242,380 in U.S. Government securities and the remaining $45,387,313 is invested in State Street Navigator Securities
    Lending Trust-Prime Portfolio.
  + Non-income producing security.
  # Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt

See Notes to Financial Statements.




Munder International Equity Fund
Portfolio of Investments, June 30, 1999

At June 30, 1999 sector diversification of the Munder International Equity
Fund was as follows:

                                    % of
                                 Net Assets        Value
                                 ----------        -----
COMMON STOCKS:
Telecommunications...............   17.7%      $39,689,744
Banking and Financial Services...   13.1        29,254,023
Oil and Gas......................    7.4        16,642,968
Drugs and Health Care............    7.4        16,505,978
Business Services................    4.7        10,518,655
Automotive.......................    4.7        10,421,032
Utilities........................    4.5        10,128,223
Food and Beverages...............    4.5        10,113,785
Machinery and Heavy
   Equipment.....................    3.1         7,049,458
Retail...........................    2.9         6,392,520
Electronics......................    2.9         6,520,602
Electric and Electrial Equipment.    2.1         4,655,305
Metals and Mining................    1.7         3,858,709
Chemicals........................    1.7         3,823,363
Printing and Publishing..........    1.4         3,235,909
Manufacturing....................    1.2         2,724,185
Household Appliances and
   HomeFurnishings...............    1.2         2,730,923
Construction and Mining
   Equipment.....................    1.2         2,753,341
Photography......................    1.1         2,550,830
Insurance........................    1.1         2,480,477
Transportation...................    1.0         2,233,139
Miscellaneous....................    1.0         2,311,474
Diversified......................    1.0         2,195,962
Software.........................    0.9         1,952,414
Real Estate......................    0.7         1,533,561
Building and Building Materials..    0.7         1,455,650
Tobacco..........................    0.6         1,401,828
Industrial Machinery.............    0.6         1,288,449
Broadcasting and Advertising.....    0.6         1,364,081
Apparel and Textiles.............    0.5         1,002,640
Other............................    2.5         5,624,685
                                    ----       -----------
TOTAL COMMON STOCKS .............   95.7       214,413,913
REPURCHASE
   AGREEMENT ....................    4.2         9,503,000
OTHER INVESTMENTS ...............   20.4        45,629,693
                                    ----       -----------
TOTAL INVESTMENTS ...............  120.3       269,546,606
OTHER ASSETS AND
   LIABILITIES (Net) ............  (20.3)      (45,521,781)
                                   -----      ------------
NET ASSETS ......................  100.0%     $224,024,825
                                   =====      ============


See Notes to Financial Statements.



Munder Micro-Cap Equity Fund
        Portfolio of Investments, June 30, 1999

Shares                                           Value
------                                           -----
COMMON STOCKS -- 94.2%
     Aerospace -- 0.8%
   4,350   Integral Systems, Inc.+              $ 98,962
  17,300   Integral Systems, Inc.+***            322,016
                                            ------------
                                                 420,978
                                            ------------
     Banking and Financial Services -- 2.7%
  33,400   ACE Cash Express, Inc.+               471,775
  47,700   American Capital Strategies Ltd.      870,525
                                            ------------
                                               1,342,300
                                            ------------
     Building Materials -- 2.9%
  27,800   Craftmade International, Inc.         361,400
  26,200   Dayton Superior Corporation+          486,338
  64,750   U.S. Concrete, Inc.+                  615,125
                                            ------------
                                               1,462,863
                                            ------------
     Business Services -- 3.8%
  11,100   Charles River Associates,Inc.+        278,194
  64,000   International Telecommunication
             DataSystems, Inc.+                1,024,000
  42,950   Workflow Management, Inc.+            612,037
                                            ------------
                                               1,914,231
                                            ------------
     Commercial Services -- 5.0%
  20,350   COMARCO, Inc.+                        403,184
  54,150   Insurance Auto Auctions, Inc.+        873,169
  46,850   Koala Corporation+                  1,253,238
                                            ------------
                                               2,529,591
                                            ------------
     Computers and Business Equipment -- 4.2%
  88,500   Integrated Measurement
             Systems, Inc.+                    1,139,437
  44,600   ScanSource, Inc.+                     964,475
                                            ------------
                                               2,103,912
                                            ------------
     Computer Hardware, Software or
       Services -- 17.0%
  54,500   Advanced Digital Information
             Corporation+                      2,207,250
  46,250   CAIS Internet, Inc.+                  849,844
  54,600   Launch Media, Inc.+                   975,975
  51,200   MapQuest.com, Inc.+                   835,200
  46,500   SBS Technologies, Inc.+               941,625
  55,950   Timberline Software Corporation       881,212
  77,300   Wiztec Solutions Ltd.+              1,835,875
                                            ------------
                                               8,526,981
                                            ------------
     Electrical Equipment -- 1.9%
 117,500   Ault, Inc.+                           962,031
                                            ------------
     Electronics -- 14.5%
  71,000   Aeroflex, Inc.+                     1,402,250
  47,360   Anaren Microwave, Inc.+               988,640
  63,700   B.I., Inc.+                           541,450
  43,800   Comptek Research, Inc.+               353,137
  84,570   Herley Industries, Inc.+            1,104,696
 100,450   inTEST Corporation+                   703,150
  99,100   JPM Company+                        1,288,300
  70,200   Trimble Navigation Ltd.+              903,825
                                            ------------
                                               7,285,448
                                            ------------
     Health Care Products -- 5.0%
  74,600   Colorado MEDTech, Inc.+             1,636,537
  49,400   ICU Medical, Inc.+                    873,763
                                            ------------
                                               2,510,300
                                            ------------
     Industrial Machinery -- 0.9%
  27,250   Park-Ohio Industries+                 461,547
                                            ------------
     Machinery -- 4.1%
  86,150   Applied Science and Technology,
             Inc.+                             1,938,375
  18,100   Bolt Technology Corporation+          104,075
                                            ------------
                                               2,042,450
                                            ------------
     Manufactured Housing -- 0.5%
  34,750   Nobility Homes, Inc.                  260,625
                                            ------------
     Medical and Medical Services -- 5.9%
  41,750   Moore Medical Corporation+            435,766
 129,900   Polymedica Corporation+             1,299,000
 100,600   Zoll Medical Corporation+           1,207,200
                                            ------------
                                               2,941,966
                                            ------------
     Restaurants -- 2.1%
 163,000   Roadhouse Grill, Inc.+              1,049,313
                                            ------------
     Retail -- 10.2%
  33,450   Cutter & Buck, Inc.+                  564,469
  70,650   Gildan Activewear, Inc.+            1,192,219
  94,230   Happy Kids, Inc.+                     818,623
  35,100   Tropical Sportswear
             International Corporation+        1,118,812
  78,150   Ultimate Electronics, Inc.+         1,421,353
                                            ------------
                                               5,115,476
                                            ------------
     Telecommunications -- 9.5%
  82,300   Advanced Communication
             Systems, Inc.+                    1,126,481
  52,150   AudioCodes Ltd.+                    1,408,050
  71,250   Gilat Communications Ltd., ADR+     1,140,000
 111,400   TTI Team Telecom International
             Ltd.+                             1,114,000
                                            ------------
                                               4,788,531
                                            ------------
     Toys -- 3.2%
  54,450   JAKKS Pacific, Inc.+                1,623,291
                                            ------------
TOTAL COMMON STOCKS
  (Cost $37,535,089)                          47,341,834
                                            ------------
Principal
Amount
---------

REPURCHASE AGREEMENT -- 5.7%
  (Cost $2,854,000)
$2,854,000   Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $2,854,377 on 07/01/1999,
                collateralized by
                $2,660,000 U.S. Treasury
                Note, 7.875% maturing
                11/15/2004 (value
                $2,911,452)                    2,854,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $3,126,900)              6.2%         3,126,900
                                 ----       ------------
TOTAL INVESTMENTS
   (Cost $43,515,989*)          106.1%        53,322,734
OTHER ASSETS AND
   LIABILITIES (Net)             (6.1)%       (3,051,365)
                                -----       ------------
NET ASSETS                      100.0%      $ 50,271,369
                                =====       ============

-------
Aggregate cost for Federal tax purposes is $43,433,048.
** As of June 30, 1999, the market value of the securities on loan is $3,178,100. Collateral received for securities loaned of $3,126,900 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
***Restricted security which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 1999, this security represents 0.6% of net assets.

       Security         Acquisition Date    Acquisition Cost
       --------         ----------------    ----------------
    Integral Systems        06/08/99            $311,400

+  Non-income producing security.
ABBREVIATION:
ADR -- American Depository Receipt

See Notes to Financial Statements.



Munder Multi-Season Growth Fund
Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----

COMMON STOCKS -- 98.0%
     Advertising -- 4.8%
 219,000   Interpublic Group of
             Companies, Inc.                $ 18,970,875
 246,350   Omnicom, Inc.                      19,708,000
                                            ------------
                                              38,678,875
                                            ------------
     Automobile Parts and Equipment -- 2.7%
 281,550   Johnson Controls, Inc.             19,514,934
 101,760   Tower Automotive, Inc.+             2,588,520
                                            ------------
                                              22,103,454
                                            ------------
     Banking and Financial Services -- 11.3%
 415,000   Associates First Capital
             Corporation, Class A             18,389,687
 424,150   Automatic Data Processing, Inc.    18,662,600
 120,000   Federal National Mortgage
             Association                       8,205,000
 163,500   Fiserv, Inc.+                       5,119,594
 364,000   Fleet Financial Group, Inc.        16,152,500
 220,000   Mellon Bank Corporation             8,002,500
 245,000   SunGuard Data Systems, Inc.+        8,452,500
 233,900   U.S. Bancorp                        7,952,600
                                            ------------
                                              90,936,981
                                            ------------
     Building Materials -- 2.2%
 625,000   Masco Corporation                  18,046,875
                                            ------------
     Chemicals -- 1.1%
 150,000   Avery Dennison Corporation          9,056,250
                                            ------------
     Computer Hardware, Software or
       Services -- 10.4%
 309,550   BMC Software, Inc.+                16,715,700
 278,000   Ceridian Corporation+               9,087,125
 278,800   Compuware Corporation+              8,869,325
 390,200   Microsoft Corporation+             35,191,163
 200,000   Sun Microsystems, Inc.+            13,775,000
                                            ------------
                                              83,638,313
                                            ------------
     Diversified -- 7.9%
 230,000   Allied Signal Corporation          14,490,000
 236,000   Textron, Inc.                      19,425,750
 225,146   Tyco International Ltd.            21,332,584
 115,900   United Technologies
             Corporation                       8,308,581
                                            ------------
                                              63,556,915
                                            ------------
     Drugs -- 6.8%
 257,000   Amgen, Inc.+                       15,644,875
 124,000   Cardinal Health, Inc.               7,951,500
 294,800   Merck & Co., Inc.                  21,815,200
 172,600   Schering-Plough Corporation         9,147,800
                                            ------------
                                              54,559,375
                                            ------------
     Electrical Equipment -- 4.2%
 199,800   General Electric Company           22,577,400
 100,575   Honeywell, Inc.                    11,654,128
                                            ------------
                                              34,231,528
                                            ------------
     Electronics -- 2.1%
 268,200   CISCO Systems, Inc.+               17,282,138
                                            ------------
     Environmental Services -- 1.4%
 445,000   Republic Services, Inc., Class A+  11,013,750
                                            ------------
     Food and Beverages -- 2.1%
 555,000   SYSCO Corporation                  16,545,938
                                            ------------
     Home Furnishings -- 1.2%
 345,950   Leggett & Platt, Inc.               9,621,734
                                            ------------
     Hotels and Restaurants -- 2.5%
 200,000   Brinker International, Inc.+        5,437,500
 510,940   Wendy's International, Inc.        14,465,989
                                            ------------
                                              19,903,489
                                            ------------
     Insurance -- 3.3%
  87,093   American International Group,
             Inc.                             10,195,324
 110,400   Marsh & McLennan Companies,
             Inc.                              8,335,200
 143,200   UNUM Corporation                    7,840,200
                                            ------------
                                              26,370,724
                                            ------------
     Manufactured Housing -- 1.3%
 896,448   Clayton Homes, Inc.                10,253,124
                                            ------------
     Medical Services and Supplies-- 7.3%
 369,900   Abbott Laboratories                16,830,450
 260,900   Biomet, Inc.                       10,370,775
 605,000   HEALTHSOUTH Corporation+            9,037,188
 170,000   Johnson & Johnson Company          16,660,000
  96,200   Stryker Corporation                 5,784,025
                                            ------------
                                              58,682,438
                                            ------------
     Office Equipment and Supplies -- 0.3%
  36,500   Pitney Bowes, Inc.                  2,345,125
                                            ------------
     Recreation -- 2.4%
 403,000   Carnival Corporation, Class A      19,545,500
                                            ------------
     Retail -- Building Supplies -- 3.3%
 276,000   Home Depot, Inc.                   17,784,750
 150,000   Lowe's Companies, Inc.              8,503,125
                                            ------------
                                              26,287,875
                                            ------------
     Retail Grocery -- 0.9%
 150,000   Safeway, Inc.+                      7,425,000
                                            ------------
     Retail -- Specialty -- 3.0%
 256,900   Dollar General Corporation          7,450,100
 745,750   Office Depot, Inc.+                16,453,109
                                            ------------
                                              23,903,209
                                            ------------
     Retail -- Store -- 2.4%
 325,000   Family Dollar Stores, Inc.          7,800,000
  89,200   TJX Companies, Inc.                 2,971,475
 171,800   Wal-Mart Stores, Inc.               8,289,350
                                            ------------
                                              19,060,825
                                            ------------
     Semiconductors -- 4.1%
 280,000   Altera Corporation+                10,307,500
 215,000   Intel Corporation                  12,792,500
 149,600   Maxim Integrated Products,
             Inc.+                             9,948,400
                                            ------------
                                              33,048,400
                                            ------------
     Telecommunications -- 7.9%
 367,585   CenturyTel, Inc.                   14,611,504
 145,695   Lucent Technologies, Inc.           9,825,306
 200,000   MCI WorldCom, Inc.+                17,212,500
 375,000   SBC Communications                 21,750,000
                                            ------------
                                              63,399,310
                                            ------------
     Thrift -- 1.1%
 315,311   Charter One Financial, Inc.         8,769,587
                                            ------------
TOTAL COMMON STOCKS
  (Cost $532,653,606)                        788,266,732
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 4.3%
  (Cost $34,676,000)
$34,676,000  Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $34,680,575 on 07/01/1999,
                collateralized by
                $34,860,000 U.S. Treasury
                Note, 6.375% maturing
                01/15/2000 (value
                $35,372,651)                  34,676,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $3,372,170)              0.4%         3,372,170
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $570,701,776*)         102.7%       826,314,902
OTHER ASSETS AND
   LIABILITIES (Net)             (2.7)       (22,028,153)
                                -----       ------------
NET ASSETS                      100.0%      $804,286,749
                                =====       ============

------
*  Aggregate cost for Federal tax purposes is $570,818,187.
** As of June 30, 1999, the market value of the securities on loan is $3,194,279. Collateral received for securities loaned of $3,372,170 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.



See Notes to Financial Statements.




Munder Real Estate Equity Investment Fund
        Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----
COMMON STOCKS -- 98.2%
     Apartments -- 14.9%
  73,075   Apartment Investment &
             Management Company              $ 3,123,956
  86,634   Avalon Bay Community, Inc.          3,205,458
 106,650   Camden Property Trust               2,959,538
  63,125   Equity Residential Properties
             Trust                             2,844,570
                                            ------------
                                              12,133,522
                                            ------------
     Community Shopping Centers -- 17.0%
 137,050   Bradley Real Estate, Inc.           2,843,788
 161,575   Developers Diversified Realty
             Corporation                       2,686,184
 226,375   IRT Property Company                2,235,453
 130,750   JDN Realty Corporation              2,925,531
  78,500   Kimco Realty Corporation            3,071,313
                                            ------------
                                              13,762,269
                                            ------------
     Hotels -- 5.5%
  86,600   Felcor Lodging Trust, Inc.          1,796,950
  87,525   Starwood Hotels & Resorts
             Worldwide, Inc.                   2,674,983
                                            ------------
                                               4,471,933
                                            ------------
     Office and Industrial -- 33.7%
  80,625   Boston Properties, Inc.             2,892,422
 132,200   Brandywine Realty Trust             2,619,212
  80,200   CenterPoint Properties
             Corporation                       2,937,325
 133,800   Corporate Office Properties
             Trust, Inc.                       1,095,487
 127,825   Duke Realty Investments, Inc.       2,884,052
 102,469   Equity Office Properties Trust      2,625,768
 114,325   Kilroy Realty Corporation           2,786,672
  93,700   Mack-Cali Realty Corporation        2,898,844
 121,100   Reckson Associates Realty
             Corporation                       2,845,850
  28,307   Reckson Associates Realty
             Corporation, Class B+               675,830
   9,696   Reckson Services Industries,
             Inc.+                               146,652
  75,525   Spieker Properties, Inc.            2,936,034
                                            ------------
                                              27,344,148
                                            ------------
     Regional Malls -- 8.5%
  80,050   CBL & Associates Properties,
             Inc.                              2,111,319
 102,600   JP Realty, Inc.                     2,109,712
 105,825   Simon DeBartolo Group, Inc.         2,685,309
                                            ------------
                                               6,906,340
                                            ------------
     Storage -- 3.6%
 104,200   Public Storage, Inc.                2,917,600
                                            ------------
     Triple Net Lease -- 2.7%
 170,000   Commercial Net Lease Realty         2,188,750
                                            ------------
     Other -- 12.3%
 176,300   Correctional Properties Trust       2,776,725
   6,840   Crescent Operating, Inc.+              46,598
 106,250   Crescent Real Estate Equities,
             Inc.                              2,523,437
 122,750   Glenborough Realty Trust, Inc.      2,148,125
   3,526   Vornado Operating, Inc.+               28,208
  70,525   Vornado Realty Trust                2,490,414
                                            ------------
                                              10,013,507
                                            ------------
TOTAL COMMON STOCKS
  (Cost  $81,708,179)                         79,738,069
                                            ------------
Principal
Amount
---------
REPURCHASE AGREEMENT -- 1.4%
  (Cost $1,149,000)
 1,149,000   Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $1,149,152 on 07/01/1999,
                collateralized by $1,045,000
                U.S. Treasury Bond, 7.500%
                maturing 11/15/2016
                (value $1,175,625)             1,149,000
                                            ------------
TOTAL INVESTMENTS
   (Cost $82,857,179*)           99.6%        80,887,069
OTHER ASSETS AND
   LIABILITIES (Net)              0.4            363,473
                                 ----       ------------
NET ASSETS                      100.0%       $81,250,542
                                 ====       ============
-------
*  Aggregate cost for Federal tax purposes is $82,857,179.
+  Non-income producing security.

See Notes to Financial Statements.




Munder Small-Cap Value Fund
        Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----
COMMON STOCKS -- 95.3%
     Airlines -- 2.5%
 107,875   Midwest Express Holdings, Inc.+   $ 3,667,750
                                            ------------
     Apparel and Textiles -- 0.9%
  47,500   Kellwood Company                    1,288,438
                                            ------------
     Automobile Parts and Equipment -- 4.5%
  57,000   Detroit Diesel Corporation          1,403,625
 153,900   Dura Automotive Systems, Inc.+      5,117,175
                                            ------------
                                               6,520,800
                                            ------------
     Banking and Financial Services -- 17.1%
 137,100   Financial Federal Corporation+      3,016,200
 144,200   Flagstar Bancorp, Inc.              3,641,050
 270,600   Long Beach Financial
             Corporation+                      3,974,437
 151,800   Metris Companies, Inc.              6,185,850
  95,800   Ocean Financial Corporation         1,736,375
  88,000   Riggs National Corporation          1,809,500
 146,200   UST Corporation                     4,422,550
                                            ------------
                                              24,785,962
                                            ------------
     Building Materials -- 11.8%
 152,700   Dayton Superior Corporation+        2,834,494
  90,400   Elcor Corporation                   3,949,350
  59,450   Lone Star Industries, Inc.          2,233,091
  74,200   Pulte Corporation                   1,711,237
  87,500   U.S. Home Corporation+              3,106,250
 156,000   Universal Forest Products,Inc.      3,354,000
                                            ------------
                                              17,188,422
                                            ------------
     Commercial Services -- 1.8%
 182,100   Tokheim Corporation+                2,082,769
  50,000   TurboChef Technologies, Inc.+         481,250
                                            ------------
                                               2,564,019
                                            ------------
     Computer Hardware, Software or
       Services -- 4.3%
  64,100   Datastream Systems, Inc.+           1,025,600
  81,100   Inter-Tel, Inc.                     1,480,075
  99,300   Visio Corporation+                  3,779,606
                                            ------------
                                               6,285,281
                                            ------------
     Construction and Mining
       Equipment -- 2.0%
  96,600   Terex Corporation+                  2,940,263
                                            ------------
     Containers -- 1.9%
 124,400   Ivex Packaging Corporation+         2,736,800
                                            ------------
     Electronics -- 3.3%
 147,400   Methode Electronics, Inc.,
             Class A                           3,371,775
  77,900   SMART Modular Technologies,
             Inc.+                             1,353,512
                                            ------------
                                               4,725,287
                                            ------------
     Food and Beverages -- 6.0%
 264,100   Del Monte Foods Company+            4,423,675
 125,300   J&J Snack Foods Corporation+        3,007,200
 136,200   Merkert American Corporation+       1,293,900
                                            ------------
                                               8,724,775
                                            ------------
     Health Care -- 1.3%
 129,200   Sierra Health Services, Inc.+       1,865,325
                                            ------------
     Health Care Products -- 2.3%
 183,300   Helen of Troy Ltd.+                 3,287,944
                                            ------------
     Home Furnishings -- 3.8%
 173,900   Heilig-Meyers Company               1,184,694
 196,400   Quaker Fabric Corporation+            822,425
  87,800   Toro Company                        3,457,125
                                            ------------
                                               5,464,244
                                            ------------
     Hotels -- 0.8%
 185,900   Suburban Lodges of America,
             Inc.+                             1,196,731
                                            ------------
     Insurance -- 1.7%
  95,100   ARM Financial Group, Inc.             808,350
 110,300   ESG Re Ltd.                         1,654,500
                                            ------------
                                               2,462,850
                                            ------------
     Medical Supplies -- 2.0%
 125,644   Bindley Western Industries, Inc.    2,897,665
                                            ------------
     Metals and Metal Processing -- 2.5%
  80,400   Quanex Corporation                  2,291,400
  68,800   Trans Technology Corporation        1,354,500
                                            ------------
                                               3,645,900
                                            ------------
     Oil and Gas -- 4.6%
 120,600   Houston Exploration
             Company+                          2,283,862
  45,600   Marine Drilling Companies, Inc.+      624,150
  36,600   North Carolina Natural Gas
             Corporation                       1,246,688
  89,900   Southwest Gas Corporation           2,573,387
                                            ------------
                                               6,728,087
                                            ------------
     Printing and Publishing -- 1.0%
  39,100   Central Newspapers, Inc.,
             Class A                           1,471,138
                                            ------------
     Real Estate -- 10.2%
  96,000   Center Point Properties
             Corporation                       3,516,000
 155,900   JDN Realty Corporation              3,488,262
 166,000   Kilroy Realty Corporation           4,046,250
 158,500   Reckson Associates Realty
             Corporation                       3,724,750
                                            ------------
                                              14,775,262
                                            ------------
     Restaurants -- 1.3%
  97,900   Ruby Tuesday, Inc.                  1,860,100
                                            ------------
     Shoes -- 0.7%
 108,900   Maxwell Shoe, Inc.+                   986,906
                                            ------------
     Telecommunications -- 2.3%
  71,400   Century Communications
             Corporation, Class A+             3,284,400
                                            ------------
     Telecommunications Equipment -- 1.9%
 175,000   REMEC, Inc.+                        2,821,875
                                            ------------
     Transportation -- 2.8%
 101,200   Varlen Corporation                  4,098,600
                                            ------------
TOTAL COMMON STOCKS
  (Cost $122,655,273)                        138,274,824
                                            ------------

Principal
Amount
---------

REPURCHASE AGREEMENT -- 5.7%
  (Cost $8,180,000)
$8,180,000   Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $8,181,079 on 07/01/1999,
                collateralized by
                $6,675,000 U.S. Treasury
                 Bond, 10.375%
                maturing 11/15/2012
                (value $8,343,750)           $ 8,180,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $14,541,947)            10.0%        14,541,947
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $145,377,220*)         111.0%       160,996,771
OTHER ASSETS AND
   LIABILITIES (Net)            (11.0)       (15,946,505)
                                -----       ------------
NET ASSETS                      100.0%      $145,050,266
                                =====       ============
-------
  * Aggregate cost for Federal tax purposes is $145,410,872.
 ** As of June 30, 1999, the market value of the securities on loan is $14,061,873. Collateral received for securities loaned of $14,541,947 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio. + Non-income producing security.


See Notes to Financial Statements.




Munder Small Company Growth Fund
        Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----
COMMON STOCKS -- 94.6%
     Aerospace and Defense -- 2.2%
 366,200   Aeroflex, Inc.+                   $ 7,232,450
                                            ------------
     Apparel and Textiles -- 1.1%
 127,950   Kellwood Company                    3,470,644
                                            ------------
     Automobile Parts and Equipment -- 1.5%
 282,360   Keystone Automotive Industries,
             Inc.+                             4,906,005
                                            ------------
     Banking and Financial Services -- 5.0%
 136,300   Affiliated Managers Group,Inc.+     4,114,556
 159,850   Financial Federal Corporation+      3,516,700
 231,915   Litchfield Financial Corporation    3,928,061
 262,350   Southwest Bancorporation of
             Texas, Inc.+                      4,722,300
                                            ------------
                                              16,281,617
                                            ------------
     Building Materials -- 2.2%
  87,200   Centex Construction Products,
             Inc.                              2,975,700
  98,150   Elcor Corporation                   4,287,928
                                            ------------
                                               7,263,628
                                            ------------
     Business Services -- 4.7%
 232,063   Tetra Tech, Inc.+                   3,829,031
 246,575   URS Corporation+                    7,227,730
 211,900   Wackenhut Corrections
             Corporation+                      4,198,269
                                            ------------
                                              15,255,030
                                            ------------
     Commercial Services -- 7.8%
 269,900   Comfort Systems USA, Inc.+          4,858,200
 142,800   F.Y.I., Inc.+                       4,480,350
 267,150   International Telecommunication
             Data Systems, Inc.+               4,274,400
  60,500   Kroll-O'Gara Company+               1,334,781
 157,350   Manitowoc Company, Inc.             6,549,694
 147,200   Pre-Paid Legal Services, Inc.+      4,002,000
                                            ------------
                                              25,499,425
                                            ------------
     Computer Hardware, Software or
       Services -- 11.6%
 173,850   Apex PC Solutions, Inc.+            3,563,925
  92,825   AVT Corporation+                    3,515,747
 229,750   Cybex Computer Products
             Corporation+                      6,404,281
  46,850   Fundtech Ltd.+                      1,215,172
 227,250   Gerber Scientific, Inc.             5,013,703
 278,530   Inter-Tel, Inc.                     5,083,172
 272,550   InterVoice, Inc.+                   3,934,941
 159,200   Maxwell Technologies, Inc.+         3,830,750
 131,350   MICROS Systems, Inc.+               4,465,900
  60,200   Wall Data, Inc.+                      575,663
                                            ------------
                                              37,603,254
                                            ------------
     Distributors -- 5.0%
 106,700   Advance Paradigm, Inc.+             6,508,700
 145,300   JLG Industries, Inc.                2,960,487
 147,700   Miami Computer Supply
             Corporation+                      2,787,838
 238,700   Watsco, Inc.                        3,908,712
                                            ------------
                                              16,165,737
                                            ------------
     Electronics -- 8.8%
 112,300   CTS Corporation                     7,861,000
  96,000   EG & G, Inc.                        3,420,000
 130,000   FLIR Systems, Inc.+                 1,966,250
 112,800   Quanta Services, Inc.+              4,963,200
 255,100   SBS Technologies, Inc.+             5,165,775
 197,000   SLI, Inc.+                          5,319,000
                                            ------------
                                              28,695,225
                                            ------------
     Food and Beverages -- 0.6%
  91,500   Hain Food Group, Inc.+              1,887,187
                                            ------------
     Health Care Products -- 6.5%
 226,125   Alpharma, Inc.                      8,041,570
 355,110   Helen of Troy Ltd.+                 6,369,786
 268,890   Morrison Health Care, Inc.          6,722,250
                                            ------------
                                              21,133,606
                                            ------------
     Homebuilders -- 0.3%
  42,450   National R.V. Holdings, Inc.+       1,029,413
                                            ------------
     Insurance -- 0.6%
  38,700   FPIC Insurance Group, Inc.+         1,876,950
                                            ------------
     Leisure -- 3.1%
 118,750   Action Performance Companies,
             Inc.+                             3,918,750
 202,630   Steiner Leisure Ltd.+               6,142,222
                                            ------------
                                              10,060,972
                                            ------------
     Medical Products -- 3.2%
 180,700   Datascope Corporation+              5,804,988
 329,910   Hanger Orthopedic Group+            4,680,598
                                            ------------
                                              10,485,586
                                            ------------
     Medical Services -- 6.1%
 506,200   Capital Senior Living
             Corporation+                      5,062,000
 239,900   Province Healthcare Company+        4,678,050
 169,000   Res-Care, Inc.+                     3,844,750
 520,422   US Oncology, Inc.+                  6,245,059
                                            ------------
                                              19,829,859
                                            ------------
     Medical Supplies -- 3.5%
 166,800   CONMED Corporation+                 5,108,250
 170,010   Molecular Devices Corporation+      6,375,375
                                            ------------
                                              11,483,625
                                            ------------
     Restaurants -- 5.3%
 247,375   Consolidated Products, Inc.+        4,452,750
 100,450   Papa John's International, Inc.+    4,488,859
 279,200   Ruby Tuesday, Inc.                  5,304,800
 284,050   Schlotzsky's, Inc.+                 3,106,797
                                            ------------
                                              17,353,206
                                            ------------
     Retail -- 11.1%
 317,720   Casey's General Stores, Inc.        4,765,800
  64,950   Fossil, Inc.+                       3,141,956
 169,950   Office Max, Inc.+                   2,039,400
 196,650   Pacific Sunwear of California,
             Inc.+                             4,793,344
 172,150   Rent-Way, Inc.+                     4,239,194
 315,850   Sunglass Hut International, Inc.+   5,428,672
 178,600   The Men's Wearhouse, Inc.+          4,554,300
 189,800   Whitehall Jewellers, Inc.+          5,065,287
  54,800   Zale Corporation+                   2,196,724
                                            ------------
                                              36,224,677
                                            ------------
     Telecommunications -- 3.9%
 200,100   DSP Communications, Inc.+           5,777,887
 129,350   Gilat Satellite Networks
             Ltd., ADR+                        6,790,875
                                            ------------
                                              12,568,762
                                            ------------
     Transporation -- Trucking -- 0.5%
 150,200   U.S. Xpress Enterprises, Inc.,
             Class A+                          1,605,262
                                            ------------
TOTAL COMMON STOCKS
  (Cost $264,769,552)                        307,912,120
                                            ------------
Principal
Amount
---------
REPURCHASE AGREEMENT -- 6.6%
  (Cost $21,259,000)
$21,259,000  Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $21,261,805 on 07/01/1999,
                collateralized by
                $21,210,000 U.S. Treasury
                Note, 6.500% maturing
                05/31/2002 (value
                $21,687,225)                 21,259,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $59,323,706)            18.2%        59,323,706
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $345,352,258*)         119.4%       388,494,826
OTHER ASSETS AND
   LIABILITIES (Net)            (19.4)       (63,013,740)
                                -----       ------------
NET ASSETS                      100.0%      $325,481,086
                                =====       ============
-------
*  Aggregate cost for Federal tax purposes is $343,723,358.
** As of June 30, 1999, the market value of the securities on loan is $57,464,099. Collateral received for securities loaned of $59,323,706 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.
ABBREVIATION:
ADR -- American Depository Receipt


See Notes to Financial Statements.



Munder Value Fund
Portfolio of Investments, June 30, 1999

Shares                                           Value
------                                           -----
COMMON STOCKS -- 97.2%
     Airlines -- 1.4%
 113,100   America West Holdings
             Corporation+                   $  2,134,762
                                            ------------
     Automobiles -- 0.9%
  25,800   Ford Motor Company                  1,456,088
                                            ------------
     Banking and Financial Services -- 16.8%
  51,615   Bank One Corporation                3,074,318
  49,400   Chase Manhattan Corporation         4,279,275
  45,150   Citigroup, Inc.                     2,144,625
  60,250   First American Corporation          2,504,141
 111,000   Fleet Financial Group, Inc.         4,925,625
  69,400   Goldman Sachs Group, Inc.           5,014,150
 110,600   Heller Financial, Inc.              3,076,063
  15,900   Morgan Stanley, Dean Witter &
             Company                           1,629,750
                                            ------------
                                              26,647,947
                                            ------------
     Broadcasting -- 2.6%
  56,250   MediaOne Group, Inc.+               4,183,594
                                            ------------
     Building Materials -- 2.7%
  67,700   Southdown, Inc.                     4,349,725
                                            ------------
     Chemicals -- 2.4%
  12,000   Dow Chemical Company                1,522,500
  47,900   Praxair, Inc.                       2,344,106
                                            ------------
                                               3,866,606
                                            ------------
     Computer Hardware, Software or
       Services -- 5.2%
  28,700   Applied Materials, Inc.+            2,120,213
  69,300   Compuware Corporation+              2,204,606
  24,300   Honeywell, Inc.                     2,815,762
   8,600   International Business Machines
             Corporation                       1,111,550
                                            ------------
                                               8,252,131
                                            ------------
     Cosmetics -- Toiletry -- 1.4%
  39,900   Avon Products, Inc.                 2,214,450
                                            ------------
     Electric Utilities -- 2.7%
  50,700   Edison International                1,356,225
  37,300   GPU, Inc.                           1,573,594
  59,000   SCANA Corporation                   1,379,125
                                            ------------
                                               4,308,944
                                            ------------
     Electronics -- 4.5%
  31,700   Intel Corporation                   1,886,150
  33,100   Jabil Circuit, Inc.+                1,493,637
  26,500   Teradyne, Inc.+                     1,901,375
  13,200   Texas Instruments, Inc.             1,914,000
                                            ------------
                                               7,195,162
                                            ------------
     Food and Beverages -- 2.5%
 103,200   ConAgra, Inc.                       2,747,700
  61,900   Nabisco Group Holdings
             Corporation                       1,210,919
                                            ------------
                                               3,958,619
                                            ------------
     Home Furnishings and Housewares -- 6.0%
 144,550   Furniture Brands International,
             Inc.+                             4,029,331
  79,800   Maytag Corporation                  5,561,063
                                            ------------
                                               9,590,394
                                            ------------
     Insurance -- 3.9%
 112,050   Ace Ltd.                            3,165,413
  31,200   Lincoln National Corporation        1,632,150
  42,450   Torchmark Corporation               1,448,606
                                            ------------
                                               6,246,169
                                            ------------
     Machinery and Heavy Equipment -- 1.7%
  46,100   Caterpillar, Inc.                   2,766,000
                                            ------------
     Manufacturing -- 1.3%
  39,100   PACCAR, Inc.                        2,086,963
                                            ------------
     Medical Services -- 3.7%
  26,800   Baxter International, Inc.          1,624,750
  52,800   St. Jude Medical, Inc.+             1,881,000
  63,900   Trigon Healthcare, Inc.+            2,324,362
                                            ------------
                                               5,830,112
                                            ------------
     Metals and Mining -- 3.0%
  38,400   Alcoa, Inc.                         2,376,000
 131,100   Inco Ltd.                           2,359,800
                                            ------------
                                               4,735,800
                                            ------------
     Oil and Gas -- 8.9%
  28,500   Atlantic Richfield Company          2,381,531
  93,000   Burlington Resources, Inc.          4,022,250
  29,800   Elf Aquitaine, ADR                  2,192,163
  84,300   ENSCO International, Inc.           1,680,731
  23,800   Mobil Corporation                   2,356,200
  24,600   Texaco, Inc.                        1,537,500
                                            ------------
                                              14,170,375
                                            ------------
     Paper and Forest Products-- 0.9%
  31,600   Georgia-Pacific Group               1,497,050
                                            ------------
     Pharmaceuticals -- 1.0%
  27,600   Pharmacia & Upjohn, Inc.            1,568,025
                                            ------------
     Pollution Control -- 6.8%
 138,200   Azurix Corporation+                 2,764,000
 156,500   Republic Services, Inc.+            3,873,375
  78,700   Waste Management, Inc.              4,230,125
                                            ------------
                                              10,867,500
                                            ------------
     Real Estate -- 4.0%
  41,600   Apartment Investment &
             Management Company                1,778,400
  32,700   Boston Properties, Inc.             1,173,113
  60,050   Public Storage, Inc.                1,681,400
  42,300   Spieker Properties, Inc.            1,644,412
                                            ------------
                                               6,277,325
                                            ------------
     Retail -- Store -- 1.9%
  65,800   Sears, Roebuck & Company            2,932,212
                                            ------------
     Telecommunications -- 8.2%
  60,900   ALLTEL Corporation                  4,354,350
  66,600   GTE Corporation                     5,044,950
  38,800   Motorola, Inc.                      3,676,300
                                            ------------
                                              13,075,600
                                            ------------
     Tobacco -- 0.4%
  20,633   R.J. Reynolds Tobacco Holdings,
             Inc.+                               649,950
                                            ------------
     Transportation -- 2.4%
  97,400   CNF Transportation, Inc.            3,737,725
                                            ------------
TOTAL COMMON STOCKS
  (Cost $133,116,127)                        154,599,228
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 2.3%
  (Cost $3,676,000)
$3,676,000   Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $3,676,485 on 07/01/1999,
                collateralized by $2,770,000
                U.S. Treasury Bond, 12.750%
                maturing 11/15/2010
                (value $3,754,649)             3,676,000
                                            ------------
OTHER INVESTMENTS**
  (Cost $3,556,640)               2.2%         3,556,640
                                 ----       ------------
TOTAL INVESTMENTS
   (Cost $140,348,767*)         101.7%       161,831,868
OTHER ASSETS AND
   LIABILITIES (Net)             (1.7)        (2,761,715)
                                -----       ------------
NET ASSETS                      100.0%      $159,070,153
                                =====       ============

-------
*  Aggregate cost for Federal tax purposes is $141,537,890.
** As of June 30, 1999, the market value of the securities on loan is $3,560,778. Collateral received for securities loaned of $3,556,640 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

See Notes to Financial Statements.



Munder Framlington Emerging Markets Fund
        Portfolio of Investments, June 30, 1999

Shares                                           Value
------                                           -----
COMMON STOCKS -- 97.1%
     Brazil -- 12.4%
   4,750   Aracruz Celulose SA, ADR            $ 104,500
  80,000   Banco Bradesco SA, ADR                402,144
 100,000   Centrais Eletricas Brasileiras
             SA, ADR                           1,008,470
  20,200   Companhia Brasileira
             de Distribuicao Grupo Pao
             de Acucar, GDR                      377,488
  77,000   Companhia Cervejaria
             Brahma, ADR                         871,062
  48,000   Companhia Energetica
             de Minas-Gerais, ADR              1,008,528
   7,750   Companhia Vale do Rio Doce,
             ADR                                 152,330
  26,000   Embratel Participacoes SA, ADR        360,750
  40,800   Petroleo Brasileiro SA, ADR           633,718
   5,000   Tele Centro Sul Participacoes
             SA, ADR                             277,500
  23,000   Tele Norte Leste Participacoes
             SA, ADR                             426,938
   6,710   Telecomunicacoes Brasileiras
             SA, ADR                                 419
   7,510   Telecomunicacoes Brasileiras
             SA, ADR                             677,308
   7,000   Telesp Celular Participacoes
             SA, ADR                             160,125
   9,800   Telesp Celular Participacoes
             SA, ADR                             262,150
  13,830   Uniao De Bancos Brasileiros
             SA (Unibanco)                       332,784
                                            ------------
                                               7,056,214
                                            ------------
     Chile -- 2.4%
  29,500   Compania Telecomunicaciones
             de Chile SA, ADR                    730,125
  17,000   Enersis SA, ADR                       388,875
   6,664   Quimica Minera Chile SA, ADR          235,739
                                            ------------
                                               1,354,739
                                            ------------
     China\Hong Kong -- 6.6%
 250,000   China Telecom (Hong Kong)
             Ltd.+                               694,391
 470,000   Heilongjiang Electric Power
             Company Ltd.                        220,900
 650,000   Legend Holdings Ltd.                  624,146
 180,000   New World Infrastructure Ltd.+        338,721
 930,000   Shanghai Dazhong Taxi
             Company+                            632,400
1,900,000  Shanghai Diesel Engine
             Company Ltd.                        505,400
3,000,000  Shanghai Petrochemical
             Company Ltd.                        707,602
                                            ------------
                                               3,723,560
                                            ------------
     Czech Republic -- 0.6%
   4,500   Ceske Radiokomunikace, GDR+           155,250
  12,513   SPT Telecom AS, GDR+                  203,336
                                            ------------
                                                 358,586
                                            ------------
     Egypt -- 2.4%
  28,500   Al-Ahram Beverages Company
             S.A.E, GDR                          815,100
  13,000   Industrial and Engineering
             Enterprises                         102,845
  35,000   Orascom Construction
             Industries+                         471,740
                                            ------------
                                               1,389,685
                                            ------------
     Ghana -- 0.8%
 642,263   Social Security Bank                  462,478
                                            ------------
     Greece -- 1.8%
  43,000   Hellenic Telecommunication
             Organization SA                     920,318
   1,600   National Bank of Greece+              104,509
                                            ------------
                                               1,024,827
                                            ------------
     Hungary -- 1.7%
  17,000   Magyar Tavkozlesi Rt, ADR             467,500
  14,000   MOL Magyar Olaj-es Gazipari
             Rt, GDR                             336,000
   3,700   OTP Bank Rt, GDR                      153,550
                                            ------------
                                                 957,050
                                            ------------
     India -- 6.5%
  51,000   BSES Ltd., GDR                        516,375
  31,200   Hindalco Industries Ltd.,
             ADR++                               610,740
  30,525   Pentafour Software & Exports
             Ltd., GDR                           839,438
 137,000   Tata Engineering and Locomotive
             Company Ltd., GDR+                  787,750
  74,955   Videsh Sanchar Nigam Ltd.,
             ADR                                 953,802
                                            ------------
                                               3,708,105
                                            ------------
     Indonesia -- 1.0%
10,000,000 PT Lippo Bank+                        541,516
                                            ------------
     Mexico -- 15.5%
 100,000   ALFA SA de CV                         415,120
 362,000   Cemex SA de CV                      1,792,535
  13,906   Cemex SA de CV                         68,491
 290,000   Desc SA de CV                         322,871
  12,000   Fomento Economico Mexicano
             SA de CV, ADR                       478,500
  75,000   Grupo Carso SA de CV, ADR             695,047
 272,000   Grupo Elektra SA                      158,626
  19,700   Grupo Industrial Maseca SA,
             ADR                                 176,069
  79,600   Grupo Modelo SA de CV                 227,043
  49,600   Grupo Televisa SA+                  1,109,702
 145,000   Organizacion Soriana SA de CV         681,105
  29,250   Telefono de Mexico SA, ADR          2,363,766
  26,300   Tubos de Acero de Mexico SA,
             ADR                                 286,012
  12,000   TV Azteca SA de CV, ADR                62,250
                                            ------------
                                               8,837,137
                                            ------------
     Peru -- 2.1%
       1   Cementos Norte Pacasmayo SA                 1
  58,256   Credicorp Ltd., ADR                   640,816
      83   Ferreyros SA, ADR                       1,089
  35,000   Telefonica del Peru SA, ADR           529,375
                                            ------------
                                               1,171,281
                                            ------------
     Poland -- 3.1%
  19,000   Bank Handlowy w Warszawie,
             GDR                                 301,150
  16,500   Elektrim Spolka Akcyjna SA            233,223
  17,500   KGHM Polska Miedz SA, GDR             236,250
  10,500   ProKom, GDR                           172,200
  90,000   Telekomunikacja Polska SA,
             GDR+                                641,250
  33,000   Wielkopolski Bank Kredytowy
             SA                                  193,302
                                            ------------
                                               1,777,375
                                            ------------
     Russia -- 1.1%
   9,000   Lukoil Holdings, ADR                  356,400
  28,050   Rostelecom, ADR                       275,241
                                            ------------
                                                 631,641
                                            ------------
     Senegal -- 1.0%
  11,782   Sonatel Communications
             Corporation+                        547,142
                                            ------------
     Singapore -- 1.8%
1,000,000  China Everbright Pacific Ltd.+        998,891
                                            ------------
     Slovakia -- 0.0% #
   2,000   Slovnaft AS, GDR                       26,391
                                            ------------
     South Africa -- 7.4%
 230,000   AECI Ltd.                             514,584
 203,840   Dimension Data Holdings Ltd.          901,977
  80,000   Ellerine Holdings Ltd.                318,197
  56,588   Imperial Holdings Ltd.                562,691
 155,000   Pepkor Ltd.                           624,213
 242,000   Standard Bank Investment
             Corporation Ltd.                    800,116
 520,000   The Education Investment
             Corporation Ltd.                    490,354
                                            ------------
                                               4,212,132
                                            ------------
     South Korea -- 16.4%
   9,579   Dacom Corporation                   1,034,449
  35,000   Hankuk Electric Glass
             Company Ltd.                      1,496,760
  26,000   Housing & Commercial Bank,
             Korea                               819,871
  40,000   Kookmin Bank, GDR                     812,095
     100   Korea Telecom Corporation               6,635
   6,415   Korea Telecom Corporation,
             ADR+                                256,600
   8,088   L.G. Chemicals Ltd.                   220,105
  38,000   LG Electronics                      1,050,540
   2,610   Pohang Iron & Steel Company
             Ltd.                                308,916
  15,571   Samsung Electronics                 1,708,438
  33,902   SK Corporation, GDR                   975,323
  37,920   SK Telecom Company Ltd.,
             ADR                                 644,640
                                            ------------
                                               9,334,372
                                            ------------
     Taiwan -- 3.1%
  60,000   Asustek Computer, Inc.                864,000
  39,000   Synnex Technology International
             Corporation, GDR                    881,400
                                            ------------
                                               1,745,400
                                            ------------
     Thailand -- 6.5%
  63,000   Advanced Info Service Public
             Company Ltd.                        854,237
  47,600   KCE Electronics Public
             Company Ltd.+                       119,403
1,500,000  National Finance Public
             Company Ltd.+                       905,085
  31,600   Siam Cement Public Company
             Ltd.+                               959,783
 104,200   Total Access Communication
             Public Company Ltd.                 333,440
 685,000   United Broadcasting
             Corporation Public
             Company Ltd.+                       538,712
                                            ------------
                                               3,710,660
                                            ------------
     Turkey -- 2.9%
9,391,100  Carsi Buyuk Magazacilik AS            322,596
 106,279   Haci Omer Sabanci Holding
             SA, ADR                             576,564
5,300,000  Koc Holding AS                        332,733
3,930,000  Vestel Elektronik Sanayi ve
             Ticaret AS+                         428,277
                                            ------------
                                               1,660,170
                                            ------------
TOTAL COMMON STOCKS
  (Cost $47,472,668)                          55,229,352
                                            ------------
INVESTMENT COMPANY SECURITIES -- 1.4%
     India -- 0.7%
  33,000   Is Himalayan Fund                     435,270
                                            ------------
     South Africa -- 0.7%
 385,355   Hosken Consolidated
             Investments Ltd.+                   382,545
                                            ------------
TOTAL INVESTMENT COMPANY SECURITIES
  (Cost $731,931)                                817,815
                                            ------------
PREFERRED STOCKS -- 0.6%
     Brazil -- 0.6%
6,696,358  Telecomunicacoes do Rio de
             Janeiro SA                          114,600
     417   Telecomunicacoes do Rio de
             Janiero SA+                              21
6,696,358  Telerj Celular SA                     218,610
                                            ------------
                                                 333,231
                                            ------------
TOTAL PREFERRED STOCKS
  (Cost $932,630)                                333,231
                                            ------------
RIGHTS -- 0.0% #
  (Cost $0)
     Indonesia -- 0.0% #
36,000,000 PT Lippo Bank, expiring,
                07/12/1999                            --
                                            ------------
OTHER INVESTMENTS**
   (Cost $11,437,692)            20.1%        11,437,692
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $60,574,921*)          119.2%        67,818,090
OTHER ASSETS AND
   LIABILITIES (Net)            (19.2)       (10,944,301)
                                -----       ------------
NET ASSETS                      100.0%      $ 56,873,789
                                =====       ============

------
  * Aggregate cost for Federal tax purposes is $60,658,165.
 ** As of June 30, 1999, the market value of the securities on loan is $11,223,771. Collateral received for securities loaned consists of $11,437,692 invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  # Amount represents less than 1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

See Notes to Financial Statements.




Munder Framlington Emerging Markets Fund
Portfolio of Investments, June 30, 1999

At June 30, 1999 sector diversification of the Munder Framlington Emerging Markets Fund was as follows:

                                      % of
                                  Net Assets      Value
                                  ----------      -----
COMMON STOCKS:
Telecommunications...............   23.9%      $13,621,437
Banking and Financial
   Services......................   11.4         6,469,415
Electronics......................    7.7         4,403,881
Utilities........................    5.7         3,245,993
Building and Building
   Materials.....................    5.5         3,106,823
Oil and Gas......................    5.3         3,035,434
Diversified......................    5.1         2,905,027
Food and Beverages...............    4.5         2,567,774
Computer Hardware, Software or
   Services......................    4.4         2,517,184
Retail...........................    3.8         2,164,027
Broadcasting and Advertising.....    3.3         1,865,914
Household Appliances and Home
   Furnishings...................    3.2         1,814,957
Metals and Mining................    2.2         1,236,147
Real Estate......................    1.8           998,892
Investment Company Securities....    1.6           901,977
Building Construction............    1.4           810,460
Automobiles......................    1.4           787,750
Chemicals........................    1.3           734,689
Transportation...................    1.1           632,400
Investment Companies.............    0.9           490,355
Industrial Machinery.............    0.9           505,400
Steel............................    0.5           308,916
Other............................    0.2           104,500
                                   -----        ----------
TOTAL COMMON STOCKS .............   97.1        55,229,352
INVESTMENT COMPANY
     SECURITIES .................    1.4           817,815
PREFERRED STOCKS ................    0.6           333,231
OTHER INVESTMENTS ...............   20.1        11,437,692
                                   -----       -----------
TOTAL INVESTMENTS ...............  119.2        67,818,090
OTHER ASSETS AND
   LIABILITIES (Net) ............  (19.2)      (10,944,301)
                                   -----       -----------
NET ASSETS ......................  100.0%      $56,873,789
                                   =====       ===========


See Notes to Financial Statements.





Munder Framlington Healthcare Fund
        Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----
COMMON STOCKS -- DOMESTIC -- 81.2%
     Biotechnology -- 21.6%
  12,000   Abegenix, Inc.+                     $ 238,500
  12,500   Alexion Pharmaceuticals, Inc.+        110,937
  35,000   Ariad Pharmaceuticals, Inc.+           43,750
   7,000   Biomatrix, Inc.+                      151,375
  13,125   Cell Genesys, Inc.+                    55,781
   5,000   Centocor, Inc.+                       233,125
  16,700   CombiChem, Inc.+                       67,844
  15,000   Corixa Corporation+                   267,187
   8,000   Coulter Pharmaceutical, Inc.+         180,500
  40,000   Cubist Pharmaceuticals, Inc.+         157,500
  30,000   Gene Logic+                           108,750
   5,000   Gilead Sciences, Inc.+                261,250
   8,000   Guilford Pharmaceuticals, Inc.+       102,000
   6,000   ICOS Corporation+                     244,875
   4,875   Invitrogen Corporation+               120,352
  21,500   La Jolla Pharmaceutical Company+       17,469
  30,000   Medarex, Inc.+                        123,750
   7,000   Millennium Pharmaceuticals, Inc.+     252,000
  16,000   NPS Pharmaceuticals, Inc.+            106,000
   1,500   ONYX Pharmaceuticals, Inc.+            13,313
  25,000   OSI Pharmaceuticals, Inc.+            106,250
   9,000   Pharmacyclics, Inc.+                  252,000
  15,000   Synaptic Pharmaceutical
             Corporation+                         71,250
   7,000   Transkaryotic Therapies, Inc.+        231,000
   4,275   V.I. Technologies Inc.+                21,375
  12,000   Vical, Inc.+                          145,500
                                            ------------
                                               3,683,633
                                            ------------
     Contract Sales and Research
       Organizations -- 6.6%
   4,800   Accredo Health, Inc.+                 157,200
  25,000   Aurora Bioscience Corporation+        181,250
   8,000   BioReliance Corporation+               52,000
   8,000   PAREXEL International
             Corporation+                        106,500
   7,000   Pharmaceutical Product
             Development, Inc.+                  191,625
   5,000   Quintiles TransNational
             Corporation+                        210,000
  19,100   US Oncology, Inc.+                    229,200
                                            ------------
                                               1,127,775
                                            ------------
     Distribution and Marketing Services
        -- 5.6%
   5,000   Advance Paradiam, Inc.+               305,000
  20,000   Healthworld Corporation+              225,000
   5,000   Henry Schein, Inc.+                   158,437
   4,000   NCS Healthcare, Inc., Class A+         21,750
  10,000   Omnicare, Inc.                        126,250
  10,000   PSS World Medical, Inc.+              111,875
                                            ------------
                                                 948,312
                                            ------------
     Drugs -- 11.4%
  18,600   AVANT Immunotherapeutics, Inc.+        39,525
  20,000   Collagenex Pharmaceuticals, Inc.+     200,000
   8,000   Connetics Corporation+                 49,000
     175   Crescendo Pharmaceuticals Corporation+  3,019
  10,000   GelTex Pharmaceuticals, Inc.+         180,000
   6,000   Jones Medical Industries, Inc.        236,250
  13,000   Martek Biosciences Corporation+       110,500
   7,500   Medicis Pharmaceutical Corporation+   190,313
   4,000   Medimmune, Inc.+                      271,000
   6,000   PathoGenesis Corporation+              85,125
   2,000   Sepracor, Inc.+                       162,500
  15,000   Serologicals Corporation+             121,875
   2,125   United Therapeutics Corporation+       25,234
   7,300   US Bioscience, Inc.+                   66,912
   4,000   Watson Pharmaceuticals, Inc.+         140,250
   8,000   Zonagen, Inc.+                         74,000
                                            ------------
                                               1,955,503
                                            ------------
     Drug Delivery -- 2.6%
  10,000   Anesta Corporation+                   204,375
   7,000   Inhale Therapeutic Systems+           166,688
  24,000   Nastech Pharmaceuticals
             Company, Inc.+                       79,500
                                            ------------
                                                 450,563
                                            ------------
     Hospital/Medical Services -- 4.0%
  15,190   American Healthcorp, Inc.+            126,267
   8,000   Amsurg Corporation, Class A+           60,500
  15,000   Amsurg Corporation, Class B+          114,375
   7,000   Carematrix Corporation+                87,062
   2,500   Express Scripts, Inc., ClassA+        150,469
   3,000   TLC The Laser Center, Inc.+           144,000
                                            ------------
                                                 682,673
                                            ------------
     Managed Health Care -- 8.1%
   7,000   Curative Health Services, Inc.+        38,500
  15,000   Hanger Orthopedic Group+              212,812
   8,000   IMPATH, Inc.+                         216,000
   7,000   Pediatrix Medical Group, Inc.+        148,750
  40,000   ProMedCo Management
             Company+                            153,750
  10,000   Renal Care Group, Inc.+               258,750
  25,000   Renex Corporation+                    135,938
  10,000   Res-Care, Inc.+                       227,500
                                            ------------
                                               1,392,000
                                            ------------
     Medical Devices -- 19.2%
  25,000   Aksys Ltd.+                           145,313
   5,000   Bionx Implants, Inc.+                  27,500
  15,000   Cyberonics, Inc.+                     187,500
  12,000   Cytyc Corporation+                    234,000
  18,000   Endocardial Solutions, Inc.+          169,875
  30,500   EndoSonics Corporation+               213,500
  20,000   EPIX Medical, Inc.+                   110,000
   8,000   Gliatech, Inc.+                       204,000
   2,615   Horizon Medical Products,Inc.+         15,690
  40,000   LifeCell Corporation+                 165,000
  13,000   Lifecore Biomedical, Inc.+            149,500
  40,000   LJL Biosystems, Inc.+                 180,000
   3,000   Medtronic, Inc.                       233,625
   2,500   MiniMed, Inc.+                        192,344
   9,000   Molecular Devices Corporation+        337,500
   6,400   Novoste Corporation+                  134,400
   7,800   ResMed, Inc.+                         258,862
  12,000   SeaMED Corporation+                   141,000
  25,000   Theragenics Corporation+              173,437
                                            ------------
                                               3,273,046
                                            ------------
     Medical Information Systems -- 2.1%
  15,000   First Consulting Group, Inc.+         159,375
  10,000   QuadraMed Corporation+                 81,250
   5,000   Superior Consultant Holdings
             Corporation+                        123,438
                                            ------------
                                                 364,063
                                            ------------
TOTAL COMMON STOCKS -- DOMESTIC
  (Cost $15,080,465)                          13,877,568
                                            ------------
COMMON STOCKS -- FOREIGN -- 15.9%
     Biotechnology -- 9.6%
     700   Cambridge Antibody Technology
             Group Plc+                            2,122
  30,000   Celltech Group Plc+                   231,709
   5,000   Cerep+                                 80,922
   3,700   Genset, ADR+                           57,812
   8,650   Karo Bio AB+                           88,905
  30,400   KS Biomedix Holdings+                 200,537
  12,000   Maxim Pharmaceutical+                 114,501
   2,500   NeuroSearch A/S                        50,955
  10,200   Oxford Asymmetry International
             Plc+                                 57,623
 800,000   Oxford BioMedica Plc+                 258,505
  22,500   Oxford Glyco Sciences+                110,830
 108,000   Peptide Therapeutics Group+           132,783
  37,500   Shield Diagnostics Group Plc+         248,259
                                            ------------
                                               1,635,463
                                            ------------
     Drugs -- 4.0%
  64,000   AMRAD Corporation Ltd.+                36,892
  34,000   Bioglan Pharma Plc+                   196,953
     150   CliniChem Development, Inc.+              975
   1,750   H. Lundbeck A/S                        47,075
  25,000   Shire Pharmaceuticals Group Plc+      208,459
   4,000   Teva Pharmaceutical, ADR              196,000
                                            ------------
                                                 686,354
                                            ------------
     Medical Devices -- 2.3%
  13,828   Biocompatibles International Plc       23,976
  10,000   Biora AB+                              42,408
  50,000   Chemunex SA+                           33,503
   5,000   Kawasumi Laboratories                  74,812
   7,500   NMT Group Plc+                         21,212
   6,000   Ortivus AB                             33,219
   2,400   QIAGEN N.V., ADR+                     163,200
                                            ------------
                                                 392,330
                                            ------------
TOTAL COMMON STOCKS -- FOREIGN
  (Cost $2,989,599)                            2,714,147
                                            ------------
WARRANTS -- DOMESTIC -- 0.0% #
  (Cost $0)
     Drugs -- 0.0% #
   2,400   AVANT Immunotherapeutics,
             Inc., expires 08/24/03+                  --
                                            ------------
WARRANTS -- FOREIGN -- 0.0% #
  (Cost $2,653)
     Medical Devices -- 0.0% #
   3,828   Biocompatibles International
             Plc, expires 12/15/99+                  332
                                            ------------

Principal
Amount
---------

REPURCHASE AGREEMENT -- 1.2%
  (Cost $207,000)
  $207,000   Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $207,027 on 07/01/1999,
                collateralized by $195,000
                U.S. Treasury Note, 7.8750%
                maturing 11/15/2004
                (value $213,434)                 207,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $3,841,217)             22.5%         3,841,217
                                 ----       ------------
TOTAL INVESTMENTS
   (Cost $22,120,934*)          120.8%        20,640,264
OTHER ASSETS AND
   LIABILITIES (Net)            (20.8)        (3,561,013)
                                -----       ------------
NET ASSETS                      100.0%      $ 17,079,251
                                =====       ============

-------
*  Aggregate cost for Federal tax purposes is $22,120,938.
** As of June 30, 1998, the market value of the securities on loan is $3,708,111. Collateral received for securities loaned of $3,841,217 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.
#  Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt

See Notes to Financial Statements.




Munder Framlington International Growth Fund
        Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----
COMMON STOCKS -- 95.4%
     Australia -- 1.8%
  25,000   Broken Hill Proprietary
             Company Ltd.                   $    289,209
  63,275   ecorp Ltd.+                           110,844
  50,000   Publishing & Broadcasting Ltd.        329,534
  80,000   Telstra Corporation Ltd.              457,817
                                            ------------
                                               1,187,404
                                            ------------
     Belgium -- 0.9%
  16,200   Lernout & Hauspie Speech
             Products NV+                        574,087
                                            ------------
     Brazil -- 0.8%
  10,750   Companhia Energetica de Minas
             Gerais, ADR                         225,868
     525   Companhia Siderurgica
             Nacional, ADR                        13,781
   3,000   Telecomunicacoes Brasileiras
             SA, ADR                             270,563
                                            ------------
                                                 510,212
                                            ------------
     China\Hong Kong -- 2.8%
  40,000   Cheung Kong (Holdings) Ltd.           355,734
 140,000   China Telecom (Hong Kong) Ltd.+       388,859
 299,500   Heilongjiang Electric Power
             Company Ltd.                        140,765
  25,000   Hutchison Whampoa Ltd.                226,362
 200,000   New World Infrastructure Ltd.+        376,356
 260,000   Pacific Century Insurance
             Holdings Ltd.+                      212,578
 510,000   Shanghai Diesel Engine
             Company Ltd., B Shares              135,660
                                            ------------
                                               1,836,314
                                            ------------
     Finland -- 4.3%
  10,600   Nokia AB Oyj                          928,796
  61,000   Raisio Group                          565,937
  18,400   Sampo Insurance, A Shares             532,991
  20,000   Tieto Corporation, B Shares           832,927
                                            ------------
                                               2,860,651
                                            ------------
     France -- 6.6%
   6,300   AXA Company                           768,282
   3,000   Castorama Dubois                      711,287
   4,600   Elf Aquitaine SA                      674,774
   3,800   Publicis SA                           803,032
   4,350   Societe Generale                      766,350
   8,000   Vivendi                               647,786
                                            ------------
                                               4,371,511
                                            ------------
     Germany -- 3.3%
   7,400   Bayerische Vereinsbank AG             480,582
  15,000   Hoechst AG                            678,815
   7,000   Mannesmann AG                       1,046,313
                                            ------------
                                               2,205,710
                                            ------------
     Ireland -- 1.7%
  14,000   Global TeleSystems Group,
             Inc.+                             1,134,000
                                            ------------
     Italy -- 2.9%
 335,000   Banca Di Roma                         481,742
  90,000   ENI                                   537,176
  90,000   Telecom Italia                        935,188
                                            ------------
                                               1,954,106
                                            ------------
     Japan -- 24.2%
   3,800   Aiful Corporation                     465,537
  80,000   Asahi Bank, Ltd.                      383,566
  13,000   Computer Engineering &
             Consulting Ltd.                     342,812
  18,800   Credit Saison Company Ltd.            393,188
      70   DDI Corporation                       435,728
   8,000   Family Mart Company Ltd.              367,033
   6,000   Fast Retailing Company Ltd.           644,788
  27,000   FCC Company Ltd.                      401,753
  17,000   Fuji Machine MFG Company Ltd.         524,180
  34,000   Fujisawa Pharmaceutical
             Company Ltd.                        553,691
  12,000   Honda Motor Company Ltd.              508,886
   4,000   Keyence Corporation                   700,339
  20,000   Kokuyo Company                        322,394
 120,000   Marubeni Corporation                  250,971
  25,000   Marui Company Ltd.                    413,326
  15,000   Meitec Corporation                    502,191
  76,000   Mitsubishi Heavy Industries           308,473
   6,000   Nichiei Company Ltd.                  525,750
  40,000   Nikko Securities Company Ltd.         258,246
  32,000   Nomura Securities Company Ltd.        374,837
       4   NTT Mobile Communications
             Network, Inc.                        54,229
      16   NTT Mobile Communications
             Network, Inc.+                      216,913
  40,000   Onward Kashiyama Company Ltd.         439,778
   5,200   Orix Corporation                      464,247
   3,000   Promise Company Ltd.                  177,317
  30,000   Ricoh Company Ltd.                    413,160
   7,000   Rohm Company                        1,096,553
  13,000   Shin-Etsu Chemical Company Ltd.       435,232
   8,000   Sony Corporation                      863,024
  28,000   Sumitomo Bank Ltd.                    347,425
  32,000   Sumitomo Electric Industries          363,991
  41,000   Sumitomo Trust & Banking              197,256
  40,000   The Bank of Tokyo-Mitsubishi Ltd.     569,728
   5,000   Tokyo Electron Ltd.                   339,340
  43,000   Ube-Nitto Kasei Company Ltd.          142,184
  10,000   World Company Ltd.                    727,453
   5,000   Yamanouchi Pharmaceutical
             Company Ltd.                        191,370
  47,000   Yamato Kogyo Company, Ltd.            342,291
                                            ------------
                                              16,059,180
                                            ------------
     Netherlands -- 6.8%
  30,000   ABN AMRO Holdings                     649,436
   7,855   Equant NV+                            723,901
  12,500   Getronics NV                          480,634
  11,000   ING Groep NV                          595,316
  15,000   STMicroelectronics                    998,894
  10,700   United Pan-Europe
             Communicatins NV+                   580,183
  29,000   Vedior NV                             493,262
                                            ------------
                                               4,521,626
                                            ------------
     Portugal -- 1.7%
  24,300   Banco Comercial Portugues, SA
             (BCP)                               629,498
   3,700   Telecel-Comunicacaoes
             Pessoais SA                         476,768
                                            ------------
                                               1,106,266
                                            ------------
     Singapore -- 0.6%
  50,000   Datacraft Asia Ltd.                   218,000
  40,500   Overseas Union Bank Ltd.              195,123
                                            ------------
                                                 413,123
                                            ------------
     Slovakia -- 0.0% #
   2,000   Slovnaft AS, GDR                       26,391
                                            ------------
     South Korea -- 2.5%
     859   Dacom Corporation                      92,765
   6,000   Hyundai Motor Company Ltd.            142,289
     100   Korea Telecom Corporation               6,635
   3,210   Korea TelecomCorporation, ADR+        128,400
  17,000   LG Electronics                        469,978
   5,246   Samsung Electronics                   575,587
  12,585   SK Telecom Company Ltd., ADR          213,945
                                            ------------
                                               1,629,599
                                            ------------
     Spain -- 3.1%
  32,000   Argentaria SA                         728,687
  25,000   Cortefiel SA                          657,167
  14,565   Telefonica de Espana SA               701,320
                                            ------------
                                               2,087,174
                                            ------------
     Sweden -- 3.8%
  17,000   Autoliv, Inc., ADR                    518,671
  30,000   Ericsson (L.M.) Telephone
             Company, Class B                    963,011
 105,000   Nordbanken Holding AB                 614,737
  81,000   Orvitus AB, Series B                  448,463
                                            ------------
                                               2,544,882
                                            ------------
     Switzerland -- 5.3%
   1,451   Adecco SA                             777,238
     500   Novartis AG                           729,857
      70   Roche Holdings AG                     719,311
   2,500   UBS AG-- Registered                   745,933
     950   Zurich Allied AG                      540,029
                                            ------------
                                               3,512,368
                                            ------------
     Thailand -- 0.6%
 121,000   Total Access Communication
             Public Company Ltd.                 387,200
                                            ------------
     United Kingdom -- 21.7%
  65,541   BAA Plc                               631,528
 163,000   BBA Group Plc                       1,248,674
  50,000   BP Amoco Plc                          895,310
  74,000   Compass Group Plc                     734,265
  10,000   HSBC Holdings Plc                     364,756
  30,000   Laporte Plc                           338,578
  60,000   Lloyds TSB Group Plc                  814,764
  80,000   Logica Plc                            841,465
  42,000   National Westminster Bank Plc         890,424
 115,000   Norwich Union Plc                     778,549
  60,000   Ocean Group Plc                       988,309
   8,420   Pizza Express Plc                     122,103
  80,000   Sema Group Plc                        769,841
  80,000   Senior Engineering Group Plc          162,669
  87,000   Smithkline Beecham Plc              1,131,354
  78,000   Vodafone Group Plc                  1,534,385
  70,000   Whitbread Plc                       1,084,618
 157,692   Williams Plc                        1,041,475
                                            ------------
                                              14,373,067
                                            ------------
TOTAL COMMON STOCKS
(Cost $53,056,014)                            63,294,871
                                            ------------
PREFERRED STOCKS -- 2.0%
     Germany -- 2.0%
  12,000   Fresenius Medical Care AG             420,587
     300   Porsche AG                            705,102
     575   SAP AG                                229,686
                                            ------------
                                               1,355,375
                                            ------------
TOTAL PREFERRED STOCKS
  (Cost $1,333,527)                            1,355,375
                                            ------------
OTHER INVESTMENTS**
   (Cost $2,382,310)              3.6%         2,382,310
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $56,771,851*)          101.0%        67,032,556
OTHER ASSETS AND
   LIABILITIES (Net)             (1.0)          (671,890)
                                -----       ------------
NET ASSETS                      100.0%      $ 66,360,666
                                =====       ============

------
*  Aggregate cost for Federal tax purposes is $56,775,294.
** As of June 30, 1999, the market value of the securities on loan is $2,317,187. Collateral received for securities loaned includes $599,400 in U.S. Government securities and the remaining $1,782,910 invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.
#  Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

See Notes to Financial Statements.




Munder Framlington International Growth Fund
Portfolio of Investments, June 30, 1999



At June 30, 1999 sector diversification of the Munder Framlington
International Growth Fund was as follows:

                                    % of
                                 Net Assets     Value
                                 ----------     -----

COMMON STOCKS:
Banking and Financial Services...   17.5%    $11,588,695
Telecommunications...............   15.6      10,359,462
Electronics......................    9.2       6,119,993
Drugs and Health Care............    5.0       3,325,582
Insurance........................    4.3       2,832,430
Diversified Industrial...........    4.3       2,819,955
Retail...........................    4.2       2,793,600
Oil and Gas......................    3.2       2,133,651
Machinery........................    3.1       2,081,327
Software.........................    3.0       2,017,205
Electric and Electrical Equipment    2.8       1,842,756
Automotive.......................    2.6       1,707,260
Air Travel.......................    2.4       1,619,837
Food and Beverages...............    2.1       1,422,304
Apparel and Textiles.............    1.8       1,167,232
Restaurants......................    1.6       1,084,618
Industrial Machinery.............    1.6       1,046,313
Chemicals........................    1.4         915,994
Computers........................    1.3         893,794
Private Placements...............    1.2         777,238
Building and Building Materials..    1.2         776,721
Advertising......................    1.2         803,032
Business Services................    0.9         604,106
Pharmaceuticals and Medical
   Supplies......................    0.7         448,463
Communication Services...........    0.7         489,142
Building Construction............    0.6         376,357
Real Estate......................    0.5         355,734
Forest Paper and Products........    0.5         322,394
Broadcasting and Advertising.....    0.5         329,533
Other............................    0.4         240,143
                                    ----      ----------
TOTAL COMMON STOCKS .............   95.4      63,294,871
PREFERRED STOCKS ................    2.0       1,355,375
OTHER INVESTMENTS ...............    3.6       2,382,310
                                   -----      ----------
TOTAL INVESTMENTS ...............  101.0      67,032,556
OTHER ASSETS AND
   LIABILITIES (Net) ............   (1.0)      (671,890)
                                   -----      ----------
NET ASSETS ......................  100.0%   $ 66,360,666
                                   =====      ==========


See Notes to Financial Statements.




The Munder Funds
Statements of Assets and Liabilities, June 30, 1999

                                        EQUITY FUNDS
                                        --------------------------------------------------------------------------------
                                                         Munder           Munder           Munder           Munder
                                        Munder           Growth &         International    Micro-Cap        Multi-Season
                                        Balanced         Income           Equity           Equity           Growth
                                        Fund             Fund             Fund             Fund             Fund
                                        --------         --------         -------------    ---------        ------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities  .....................   $49,644,425      $242,040,040     $260,043,606     $50,468,734      $791,638,902
    Repurchase Agreements  ..........     1,610,000        10,114,000        9,503,000       2,854,000        34,676,000
                                        -----------      ------------     ------------     -----------      ------------
Total Investments  ..................    51,254,425       252,154,040      269,546,606      53,322,734       826,314,902
Cash  ...............................           947               315            4,378             384               293
Interest receivable  ................       154,113            21,241            1,254             377             4,575
Dividends receivable  ...............        24,766           355,356          805,164             556           424,657
Receivable for investment securities
  sold  .............................        94,568         8,551,559          632,297         353,888         6,650,983
Receivable for Fund shares sold  ....       127,658           821,696          375,721         102,436         1,073,947
Receivable from investment advisor ..        --                --               --                 667            --
Unamortized organization costs  .....        --                --               --              --                --
Prepaid expenses and other assets  ..        20,027            29,063           25,438          22,220           101,969
                                        -----------      ------------     ------------     -----------      ------------
      Total Assets  .................    51,676,504       261,933,270      271,390,858      53,803,262       834,571,326
                                        -----------      ------------     ------------     -----------      ------------
LIABILITIES:
Due to custodian  ...................        --                --               --              --                --
Unrealized depreciation of foreign
  currency and net other assets  ....        --                --               --              --                --
Payable for Fund shares redeemed  ...       322,515           826,460          973,857          81,333        23,778,677
Payable for investment securities
  purchased  ........................       287,783            --              498,603         243,364         2,046,813
Payable upon return of securities
  loaned  ...........................     4,211,746         5,435,774       45,629,693       3,126,900         3,372,170
Investment advisory fee payable  ....        23,998           155,788          132,884          38,894           479,988
Administration fee payable  .........         2,351            23,311           19,167           4,325            68,928
Shareholder servicing fees payable  .         5,270            41,777           21,761             497            58,844
Distribution fees payable  ..........         1,925             5,236            4,556          17,504           104,736
Transfer agent fee payable  .........         2,749             9,861            7,946             292            38,354
Custodian fees payable  .............         9,215            15,522           37,223           5,033            50,519
Accrued Trustees'/Directors' fees
  and expenses  .....................           288             1,117            1,028             168             6,113
Accrued expenses and other payables          26,092            42,301           39,315          13,583           279,435
                                        -----------      ------------     ------------     -----------      ------------
  Total Liabilities  ................     4,893,932         6,557,147       47,366,033       3,531,893        30,284,577
                                        -----------      ------------     ------------     -----------      ------------
NET ASSETS  .........................   $46,782,572      $255,376,123     $224,024,825     $50,271,369      $804,286,749
                                        ===========      ============     ============     ===========      ============
Investments, at cost  ...............   $46,010,837      $196,568,251     $213,349,565     $43,515,989      $570,701,776
                                        ===========      ============     ============     ===========      ============

See Notes Financial Statements.

    Munder                            Munder                            Munder                            Munder
    Real Estate      Munder           Small                             Framlington      Munder           Framlington
    Equity           Small-Cap        Company          Munder           Emerging         Framlington      International
    Investment       Value            Growth           Value            Markets          Healthcare       Growth
    Fund             Fund             Fund             Fund             Fund             Fund             Fund
    -----------      ---------        -------          ------           -----------      -----------      -------------

    $79,738,069      $152,816,771     $367,235,826     $158,155,868     $67,818,090      $20,433,264      $67,032,556
      1,149,000         8,180,000       21,259,000        3,676,000          --              207,000           --
    -----------      ------------     ------------     ------------     -----------      -----------      -----------
     80,887,069       160,996,771      388,494,826      161,831,868      67,818,090       20,640,264       67,032,556
            663                49              200               39          --                1,064        1,829,004
            152             1,079            2,805              485          --                   27           --
        559,226           127,481           14,548          268,285         163,867              690          124,530
         --             1,528,200        4,936,105        1,632,681       1,061,291          395,986          561,708
        481,163           287,219        1,598,664        2,166,146         124,348            9,874           71,992
         --                --               --               --              28,057            8,995           46,460
          3,739            --               --               13,654           3,527            3,020           15,006
         20,772            23,846           35,239           25,224          24,771           17,974           26,888
    -----------      ------------     ------------     ------------     -----------      -----------      -----------
     81,952,784       162,964,645      395,082,387      165,938,382      69,223,951       21,077,894       69,708,144
    -----------      ------------     ------------     ------------     -----------      -----------      -----------

         --                --               --               --              88,285           --               --

         --                --               --               --                   6           --                2,599
        593,885         2,633,948        3,111,282        2,416,597         290,888           33,180          230,228
         --               568,839        6,804,928          725,750         439,875           88,124          638,461
         --            14,541,947       59,323,706        3,556,640      11,437,692        3,841,217        2,382,310
         50,150            84,374          191,167           93,900          56,201           13,825           53,000
          7,606            12,580           28,397           14,203           4,845            1,510            5,728
            333            14,203           24,416            1,743           6,929               10              313
          6,353             5,284           14,136            4,809           1,321            7,468              905
          3,702             5,348           14,489            6,770           1,695              826            2,391
          7,859            11,651           24,981           11,789          19,158            7,407           24,532
            360               429            1,173              566             194               95              296
         31,994            35,776           62,626           35,462           3,073            4,981            6,715
    -----------      ------------     ------------     ------------     -----------      -----------      -----------
        702,242        17,914,379       69,601,301        6,868,229      12,350,162        3,998,643        3,347,478
    -----------      ------------     ------------     ------------     -----------      -----------      -----------
    $81,250,542      $145,050,266     $325,481,086     $159,070,153     $56,873,789      $17,079,251      $66,360,666
    ===========      ============     ============     ============     ===========      ===========      ===========
    $82,857,179      $145,377,220     $345,352,258     $140,348,767     $60,574,921      $22,120,934      $56,771,851
    ===========      ============     ============     ============     ===========      ===========      ===========

See Notes Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, June 30, 1999

                                        EQUITY FUNDS
                                        --------------------------------------------------------------------------------
                                                         Munder           Munder           Munder           Munder
                                        Munder           Growth &         International    Micro-Cap        Multi-Season
                                        Balanced         Income           Equity           Equity           Growth
                                        Fund             Fund             Fund             Fund             Fund
                                        --------         --------         -------------    ---------        ------------
NET ASSETS consist of:
Undistributed net investment
  income/(loss)  ....................   $    14,245      $     30,504     $    201,333     $    --          $     --
Accumulated net realized gain/(loss)
  on investments sold, futures
  contracts and currency
  transactions  .....................     8,183,927         8,853,924        7,112,369      (6,745,700)       42,077,650
Net unrealized
  appreciation/(depreciation) of
  investments, foreign currency and
  net other assets  .................     5,243,588        55,585,789       56,187,310       9,806,745       255,613,126
Par value  ..........................         3,605            17,031           13,777          27,822           365,293
Paid-in capital in excess of par
  value  ............................    33,337,207       190,888,875      160,510,036      47,182,502       506,230,680
                                        -----------      ------------     ------------     -----------      ------------
                                        $46,782,572      $255,376,123     $224,024,825     $50,271,369      $804,286,749
                                        ===========      ============     ============     ===========      ============
NET ASSETS:
Class A Shares  .....................   $ 1,572,035      $  5,577,513     $ 16,023,705     $ 9,844,307      $ 49,602,385
                                        ===========      ============     ============     ===========      ============
Class B Shares  .....................   $ 1,828,558      $  3,700,237     $  1,103,671     $13,811,282      $ 99,695,622
                                        ===========      ============     ============     ===========      ============
Class C Shares  .....................   $   360,497      $  1,365,846     $  2,110,998     $ 6,332,788      $ 13,076,470
                                        ===========      ============     ============     ===========      ============
Class K Shares  .....................   $27,205,977      $205,364,409     $106,105,803     $ 2,739,830      $327,354,520
                                        ===========      ============     ============     ===========      ============
Class Y Shares  .....................   $15,815,505      $ 39,368,118     $ 98,680,648     $17,543,162      $314,557,752
                                        ===========      ============     ============     ===========      ============
SHARES OUTSTANDING:
Class A Shares  .....................       121,288           372,214          988,689         542,030         2,249,795
                                        ===========      ============     ============     ===========      ============
Class B Shares  .....................       141,506           247,784           69,119         774,083         4,727,557
                                        ===========      ============     ============     ===========      ============
Class C Shares  .....................        27,841            91,632          131,173         354,803           619,243
                                        ===========      ============     ============     ===========      ============
Class K Shares  .....................     2,095,730        13,694,453        6,540,313         150,931        14,852,121
                                        ===========      ============     ============     ===========      ============
Class Y Shares  .....................     1,218,359         2,624,906        6,047,962         960,377        14,080,537
                                        ===========      ============     ============     ===========      ============
CLASS A SHARES:
Net asset value and redemption price
  per share  ........................   $     12.96      $      14.98     $      16.21     $     18.16      $      22.05
                                        ===========      ============     ============     ===========      ============
Maximum sales charge  ...............          5.50%             5.50%            5.50%           5.50%             5.50%
Maximum offering price per share  ...   $     13.71      $      15.85     $      17.15     $     19.22      $      23.33
                                        ===========      ============     ============     ===========      ============
CLASS B SHARES:
Net asset value and offering price
  per share*  .......................   $     12.92      $      14.93     $      15.97     $     17.84      $      21.09
                                        ===========      ============     ============     ===========      ============
CLASS C SHARES:
Net asset value and offering price
  per share*  .......................   $     12.95      $      14.91     $      16.09     $     17.85      $      21.12
                                        ===========      ============     ============     ===========      ============
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share  .......   $     12.98      $      15.00     $      16.22     $     18.15      $      22.04
                                        ===========      ============     ============     ===========      ============
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share  .......   $     12.98      $      15.00     $      16.32     $     18.27      $      22.34
                                        ===========      ============     ============     ===========      ============

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

See Notes Financial Statements.

    Munder                            Munder                            Munder                            Munder
    Real Estate      Munder           Small                             Framlington      Munder           Framlington
    Equity           Small-Cap        Company          Munder           Emerging         Framlington      International
    Investment       Value            Growth           Value            Markets          Healthcare       Growth
    Fund             Fund             Fund             Fund             Fund             Fund             Fund
    -----------      ---------        -------          ------           -----------      -----------      -------------

    $    --          $     16,492     $     --         $     --         $     --         $    (3,654)     $  (104,043)

     (1,946,987)       (3,837,651)     (60,278,517)        (474,885)     (13,677,531)       (585,973)         136,151

     (1,970,110)       15,619,551       43,142,568       21,483,101        7,237,953      (1,480,674)      10,254,920
         63,506           110,566           19,547          102,769           48,969          16,457           51,840
     85,104,133       133,141,308      342,597,488      137,959,168       63,264,398      19,133,095       56,021,798
    -----------      ------------     ------------     ------------     -----------      -----------      -----------
    $81,250,542      $145,050,266     $325,481,086     $159,070,153     $ 56,873,789     $17,079,251      $66,360,666
    ===========      ============     ============     ============     ============     ===========      ===========

    $ 3,529,813      $  6,014,962     $ 25,728,767     $  2,978,583     $    960,685     $ 3,382,278      $ 2,868,528
    ===========      ============     ============     ============     ============     ===========      ===========
    $ 5,336,647      $  3,287,455     $  8,744,520     $  3,764,697     $  1,120,788     $ 6,682,046      $   545,869
    ===========      ============     ============     ============     ============     ===========      ===========
    $ 1,251,356      $  1,844,538     $  3,839,366     $  1,828,453     $    497,277     $ 1,651,724      $   172,011
    ===========      ============     ============     ============     ============     ===========      ===========
    $ 2,277,092      $ 74,471,758     $123,341,371     $ 10,487,361     $ 36,437,866     $    60,300      $ 1,833,899
    ===========      ============     ============     ============     ============     ===========      ===========
    $68,855,634      $ 59,431,553     $163,827,062     $140,011,059     $ 17,857,173     $ 5,302,903      $60,940,359

        276,304           458,995        1,556,316          192,686           82,197         323,450          224,314
    ===========      ============     ============     ============     ============     ===========      ===========
        417,990           252,221          556,693          246,186           97,732         650,667           43,473
    ===========      ============     ============     ============     ============     ===========      ===========
         97,612           141,853          240,424          119,713           43,336         160,878           13,670
    ===========      ============     ============     ============     ============     ===========      ===========
        178,130         5,678,394        7,458,160          678,314        3,140,092           5,775          143,847
    ===========      ============     ============     ============     ============     ===========      ===========
      5,380,547         4,525,093        9,735,349        9,039,953        1,533,531         504,928        4,758,733
    ===========      ============     ============     ============     ============     ===========      ===========

    $     12.78      $      13.10     $      16.53     $      15.46     $      11.69     $     10.46      $     12.79
    ===========      ============     ============     ============     ============     ===========      ===========
           5.50%             5.50%            5.50%            5.50%            5.50%           5.50%            5.50%
    $     13.52      $      13.86     $      17.49     $      16.36     $      12.37     $     11.07      $     13.53
    ===========      ============     ============     ============     ============     ===========      ===========

    $     12.77      $      13.03     $      15.71     $      15.29     $      11.47     $     10.27      $     12.56
    ===========      ============     ============     ============     ============     ===========      ===========

    $     12.82      $      13.00     $      15.97     $      15.27     $      11.47     $     10.27      $     12.58
    ===========      ============     ============     ============     ============     ===========      ===========

    $     12.78      $      13.11     $      16.54     $      15.46     $      11.60     $     10.44      $     12.75
    ===========      ============     ============     ============     ============     ===========      ===========

    $     12.80      $      13.13     $      16.83     $      15.49     $      11.64     $     10.50      $     12.81
    ===========      ============     ============     ============     ============     ===========      ===========

See Notes Financial Statements.
The Munder Funds
Statements of Operations, Year Ended June 30, 1999

                                        EQUITY FUNDS
                                        --------------------------------------------------------------------------------
                                                         Munder           Munder           Munder           Munder
                                        Munder           Growth &         International    Micro-Cap        Multi-Season
                                        Balanced         Income           Equity           Equity           Growth
                                        Fund             Fund             Fund             Fund             Fund
                                        --------         --------         -------------    ---------        ------------
INVESTMENT INCOME:
Interest  ...........................   $  1,503,856     $   799,642      $   197,635      $    46,257      $ 1,960,896
Dividends (a)  ......................        422,210       5,744,335        4,256,713           77,228        6,466,935
Other  ..............................         16,598          22,533          422,611           16,182           45,467
                                        ------------     -----------      -----------      -----------      -----------
      Total investment income  ......      1,942,664       6,566,510        4,876,959          139,667        8,473,298
                                        ------------     -----------      -----------      -----------      -----------
EXPENSES:
Distribution and shareholder
  servicing fees:
  Class A Shares  ...................          2,752          14,718           16,677           19,674          100,839
  Class B Shares  ...................          9,120          24,950            9,592          127,395          948,914
  Class C Shares  ...................          1,491           9,852           17,822           57,284          125,706
Shareholder servicing fees:
  Class K Shares  ...................         70,693         503,308          249,986            6,020          740,531
Investment advisory fee  ............        417,501       1,851,765        1,537,543          432,863        6,861,477
Administration fee  .................         68,581         262,917          218,250           46,203          796,216
Transfer agent fee  .................         22,206          82,262           67,462           14,904          255,799
Custodian fees  .....................         53,402          63,517          198,762           22,217          150,803
Legal and audit fees  ...............          9,503          33,518           28,306            5,549          139,162
Trustees'/Directors' fees and
  expenses  .........................          2,524           8,962            7,368            1,284           25,324
Amortization of organization costs  .         --               1,216           --               --               --
Registration and filing fees  .......         33,457          42,804           38,392           40,635          114,214
Other  ..............................         13,561          33,767           29,775           40,048          155,689
      Total Expenses  ...............        704,791       2,933,556        2,419,935          814,076       10,414,674
Fees waived and/or expenses
  reimbursed by investment advisor ..         --              --               --              (50,658)      (1,250,000)
                                        ------------     -----------      -----------      -----------      -----------
      Net Expenses  .................        704,791       2,933,556        2,419,935          763,418        9,164,674
                                        ------------     -----------      -----------      -----------      -----------
NET INVESTMENT INCOME/(LOSS)  .......      1,237,873       3,632,954        2,457,024         (623,751)        (691,376)
                                        ------------     -----------      -----------      -----------      -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions  ............     14,076,577      10,528,419        9,076,275       (6,696,854)      89,416,385
  Futures contracts  ................         --              --               --               --               --
  Foreign currency transactions  ....         --              --                2,655           --               --
Net change in unrealized appreciation/
  (depreciation) of:
  Securities  .......................    (10,208,561)      1,735,753       10,052,611       10,124,607        9,480,176
  Foreign currency and net other
    assets  .........................         --              --               (6,945)          --               --
                                        ------------     -----------      -----------      -----------      -----------
Net realized and unrealized
  gain/(loss) on investments  .......      3,868,016      12,264,172       19,124,596        3,427,753       98,896,561
                                        ------------     -----------      -----------      -----------      -----------
NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS ..   $  5,105,889     $15,897,126      $21,581,620      $ 2,804,002      $98,205,185
                                        ============     ===========      ===========      ===========      ===========

----------------

(a) Net of foreign withholding taxes of $646, $14,733, $382,077, $9,774, $50,772, $201, $99,445 for Munder Balanced Fund, Munder Growth & Income Fund, Munder International Equity Fund, Munder Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

See Notes Financial Statements.


    Munder                            Munder                            Munder                            Munder
    Real Estate      Munder           Small                             Framlington      Munder           Framlington
    Equity           Small-Cap        Company          Munder           Emerging         Framlington      International
    Investment       Value            Growth           Value            Markets          Healthcare       Growth
    Fund             Fund             Fund             Fund             Fund             Fund             Fund
    -----------      ---------        -------          ------           -----------      -----------      -------------

    $    126,287     $   533,561      $  1,016,996     $   392,739      $   229,840      $    20,190      $   64,790
       4,941,487       1,688,906         1,472,878       2,390,933          678,391            6,278         805,337
          --              94,413           172,111          29,061           56,210           37,683          35,099
    ------------     -----------      ------------     -----------      -----------      -----------      ----------
       5,067,774       2,316,880         2,661,985       2,812,733          964,441           64,151         905,226
    ------------     -----------      ------------     -----------      -----------      -----------      ----------

           7,993          15,374            52,064          12,320            1,134           10,366           5,139
          56,177          28,749           107,763          21,110            4,912           75,939           5,792
          12,460          17,721            47,642          12,058            3,029           23,360           1,744

           4,548         164,091           325,840          26,646           73,189              312           4,479
         652,005       1,022,524         2,558,572       1,187,734          538,218          192,182         626,144
          94,060         145,544           363,930         171,327           45,835           20,469          66,652
          30,350          47,797           116,530          57,398           13,154            5,924          20,539
          26,098          41,728            93,395          46,226          144,325           33,288         152,650
          16,101          18,223            46,442          21,609           20,776            8,998          31,709
           3,014           4,549            12,121           5,309            1,452              647           2,077
          14,645          --                --              12,490            1,401            1,200           5,965
          43,362          41,043            53,841          43,786           34,633           31,849          34,145
          21,762          22,399            76,334          23,337            7,706           26,400           6,264
         982,575       1,569,742         3,854,474       1,641,350          889,764          430,934         963,299

          --              --                --              --             (118,477)         (59,761)        (93,638)
    ------------     -----------      ------------     -----------      -----------      -----------      ----------
         982,575       1,569,742         3,854,474       1,641,350          771,287          371,173         869,661
    ------------     -----------      ------------     -----------      -----------      -----------      ----------
       4,085,199         747,138        (1,192,489)      1,171,383          193,154         (307,022)         35,565
    ------------     -----------      ------------     -----------      -----------      -----------      ----------

      (1,754,780)     (3,939,228)      (57,804,325)       (179,786)      (6,956,063)        (468,293)        535,867
          --              --            (1,330,354)         --               --               --               --
          --              --                --                 (81)        (342,635)          (4,377)       (101,989)

      (9,497,908)     (5,751,711)       16,665,056      (3,617,545)      19,152,085       (1,882,951)      3,805,159
          --              --                --                   8           (1,468)             (14)         (6,130)
    ------------     -----------      ------------     -----------      -----------      -----------      ----------
     (11,252,688)     (9,690,939)      (42,469,623)     (3,797,404)      11,851,919       (2,355,635)      4,232,907
    ------------     -----------      ------------     -----------      -----------      -----------      ----------

    $ (7,167,489)    $(8,943,801)     $(43,662,112)    $(2,626,021)     $12,045,073      $(2,662,657)     $4,268,472
    ============     ===========      ============     ===========      ===========      ===========      ==========

See Notes Financial Statements.
The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1999

                                        EQUITY FUNDS
                                        --------------------------------------------------------------------------------
                                                         Munder           Munder           Munder           Munder
                                        Munder           Growth &         International    Micro-Cap        Multi-Season
                                        Balanced         Income           Equity           Equity           Growth
                                        Fund             Fund             Fund             Fund             Fund
                                        --------         --------         -------------    ---------        ------------
Net investment income/(loss)  .......   $  1,237,873     $  3,632,954     $  2,457,024     $  (623,751)     $   (691,376)
Net realized gain/(loss) on
  investments sold  .................     14,076,577       10,528,419        9,078,930      (6,696,854)       89,416,385
Net change in unrealized
  appreciation/(depreciation) of
  investments  ......................    (10,208,561)       1,735,753       10,045,666      10,124,607         9,480,176
                                        ------------     ------------     ------------     -----------      ------------
Net increase/(decrease) in net
  assets resulting from operations ..      5,105,889       15,897,126       21,581,620       2,804,002        98,205,185
Dividends to shareholders from net
  investment income:
    Class A Shares  .................        (20,597)         (75,395)         (59,090)         --                --
    Class B Shares  .................         (9,726)         (11,422)          (6,706)         --                --
    Class C Shares  .................         (1,589)          (4,869)         (12,169)         --                --
    Class K Shares  .................       (495,656)      (2,515,841)      (1,142,060)         --                --
    Class Y Shares  .................       (653,889)        (546,965)      (1,239,749)         --              (345,882)
Distributions to shareholders in
  excess of net investment income:
    Class A Shares  .................         --               --               --              --                --
    Class B Shares  .................         --               --               --              --                --
    Class C Shares  .................         --               --               --              --                --
    Class K Shares  .................         --               --               --              --                --
    Class Y Shares  .................         --               --               --              --                --
Distributions to shareholders from
  net realized gains:
    Class A Shares  .................       (111,254)        (453,417)         (76,269)       (158,713)       (2,451,617)
    Class B Shares  .................        (91,842)        (202,291)         (13,857)       (282,930)       (7,432,162)
    Class C Shares  .................        (12,800)         (66,154)         (25,947)       (123,793)       (1,028,461)
    Class K Shares  .................     (3,289,822)     (18,732,778)      (1,540,788)        (44,400)      (22,000,121)
    Class Y Shares  .................     (3,992,119)      (3,210,916)      (1,475,693)       (301,983)      (21,500,520)
Distributions to shareholders in
  excess of realized gains:
    Class A Shares  .................         --               --               --              --                --
    Class B Shares  .................         --               --               --              --                --
    Class C Shares  .................         --               --               --              --                --
    Class K Shares  .................         --               --               --              --                --
    Class Y Shares  .................         --               --               --              --                --
Distributions to shareholders
  from capital:
    Class A Shares  .................         --               --               --              --                --
    Class B Shares  .................         --               --               --              --                --
    Class C Shares  .................         --               --               --              --                --
    Class K Shares  .................         --               --               --              --                --
    Class Y Shares  .................         --               --               --              --                --
Net increase/(decrease) in net assets
  from Fund share transactions:
    Class A Shares  .................        701,203       (4,014,850)       8,893,119      (1,056,169)       14,240,459
    Class B Shares  .................      1,149,209        1,998,157          (67,178)     (2,329,218)       (4,872,510)
    Class C Shares  .................        239,877         (421,392)          99,990      (1,095,036)       (1,410,384)
    Class K Shares  .................     (3,404,875)      (2,066,361)      (7,374,138)       (354,975)       56,882,761
    Class Y Shares  .................    (28,897,431)       5,560,859      (10,808,955)        599,445       (60,956,845)
Net increase/(decrease) in net
  assets  ...........................    (33,785,422)      (8,866,509)       6,732,130      (2,343,770)       47,329,903
NET ASSETS:
Beginning of period  ................     80,567,994      264,242,632      217,292,695      52,615,139       756,956,846
                                        ------------     ------------     ------------     -----------      ------------
End of period  ......................   $ 46,782,572     $255,376,123     $224,024,825     $50,271,369      $804,286,749
                                        ============     ============     ============     ===========      ============
Undistributed net investment
  income/(loss)  ....................   $     14,245     $     30,504     $    201,333     $    --          $     --
                                        ============     ============     ============     ===========      ============

See Notes Financial Statements.


    Munder                            Munder                            Munder                            Munder
    Real Estate      Munder           Small                             Framlington      Munder           Framlington
    Equity           Small-Cap        Company          Munder           Emerging         Framlington      International
    Investment       Value            Growth           Value            Markets          Healthcare       Growth
    Fund             Fund             Fund             Fund             Fund             Fund             Fund
    -----------      ---------        -------          ------           -----------      -----------      -------------

    $  4,085,199     $    747,138     $ (1,192,489)    $  1,171,383     $   193,154      $  (307,022)     $    35,565
      (1,754,780)      (3,939,228)     (59,134,679)        (179,867)     (7,298,698)        (472,670)         433,878

      (9,497,908)      (5,751,711)      16,665,056       (3,617,537)     19,150,617       (1,882,965)       3,799,029
    ------------     ------------     ------------     ------------     -----------      -----------      -----------
      (7,167,489)      (8,943,801)     (43,662,112)      (2,626,021)     12,045,073       (2,662,657)       4,268,472

        (148,737)         (32,483)          --              (17,723)         --               --               --
        (229,771)            (590)          --               --              --               --               --
         (51,338)            (365)          --               --              --               --               --
         (90,219)        (301,291)          --              (30,305)         --               --               --
      (3,909,906)        (420,084)          --             (770,952)         --               --               --

          --              (11,564)          --               --              --               --               --
          --               (4,201)          --               --              --               --               --
          --               (2,599)          --               --              --               --               --
          --              (26,396)          --               --              --               --               --
          --               --             (245,135)          --              --               --               --

         (92,242)        (182,203)      (1,595,064)        (239,222)         --              (34,003)          (1,318)
        (173,403)         (68,000)        (920,567)         (65,020)         --              (61,201)            (264)
         (39,951)         (42,037)        (370,434)         (41,943)         --              (18,261)             (92)
         (60,204)      (1,344,886)      (9,282,837)        (416,053)         --               (1,180)            (904)
      (2,367,839)      (1,361,469)     (12,457,292)      (5,372,785)         --              (38,003)         (31,731)

          --               --               --               --              --               (6,191)          --
          --               --               --               --              --              (11,143)          --
          --               --               --               --              --               (3,325)          --
          --               --               --               --              --                 (215)          --
          --               --               --               --              --               (6,919)          --

         (21,931)          --               --               --              --               --               --
         (38,530)          --               --               --              --               --               --
          (8,546)          --               --               --              --               --               --
         (12,479)          --               --               --              --               --               --
        (522,878)          --               --               --              --               --               --

          49,263       (1,568,355)       4,650,565       (3,384,827)        238,069         (995,684)         892,175
        (576,360)         337,976       (2,785,595)       1,530,743         479,951         (905,614)         (36,560)
         (26,150)         116,967       (1,252,201)         672,528         277,007       (1,224,944)         (27,499)
         480,851       (2,862,277)      (7,189,080)      (3,137,313)     (3,994,617)         (82,506)        (479,640)
      (1,066,406)      (5,824,485)      (9,567,847)     (16,271,565)        429,997          483,685       (7,524,088)
    ------------     ------------     ------------     ------------     -----------      -----------      -----------
     (16,074,265)     (22,542,143)     (84,677,599)     (30,170,458)      9,475,480       (5,568,161)      (2,941,449)

      97,324,807      167,592,409      410,158,685      189,240,611      47,398,309       22,647,412       69,302,115
    ------------     ------------     ------------     ------------     -----------      -----------      -----------
    $ 81,250,542     $145,050,266     $325,481,086     $159,070,153     $56,873,789      $17,079,251      $66,360,666
    ============     ============     ============     ============     ===========      ===========      ===========
    $     --         $     16,492     $    --          $     --         $    --          $    (3,654)     $  (104,043)
    ============     ============     ============     ============     ===========      ===========      ===========

See Notes Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1998

                                        EQUITY FUNDS
                                        --------------------------------------------------------------------------------
                                                         Munder           Munder           Munder           Munder
                                        Munder           Growth &         International    Micro-Cap        Multi-Season
                                        Balanced         Income           Equity           Equity           Growth
                                        Fund             Fund             Fund             Fund             Fund
                                        --------         --------         -------------    ---------        ------------
Net investment income/(loss)  .......   $  2,081,463     $  4,576,922     $  2,440,184     $  (363,504)     $    (86,750)
Net realized gain/(loss) on
  investments sold  .................      5,703,535       47,077,678       12,355,064       2,381,269        57,519,549
Net change in unrealized
  appreciation/(depreciation) of
  investments  ......................      4,433,170          306,124       (6,574,836)       (836,028)       88,892,683
                                        ------------     ------------     ------------     -----------      ------------
Net increase/(decrease) in net
  assets resulting from operations ..     12,218,168       51,960,724        8,220,412       1,181,737       146,325,482
Dividends to shareholders from net
  investment income:
    Class A Shares  .................        (12,304)        (105,754)         (81,341)         --               (12,065)
    Class B Shares  .................         (7,042)         (10,894)          (7,796)         --                --
    Class C Shares  .................         (1,440)          (8,114)         (14,540)         --                --
    Class K Shares  .................       (640,005)      (3,798,603)      (1,386,400)         --              (162,310)
    Class Y Shares  .................     (1,397,675)        (639,004)      (1,473,592)         --              (367,945)
Distributions to shareholders from
  net realized gains:
    Class A Shares  .................        (34,027)        (709,636)        (421,143)       (200,426)         (911,264)
    Class B Shares  .................        (27,885)        (130,526)         (73,900)       (284,509)       (4,381,717)
    Class C Shares  .................         (7,200)         (71,978)        (146,699)       (166,726)         (510,812)
    Class K Shares  .................     (2,572,553)     (33,747,169)      (7,243,743)        (55,740)      (12,258,369)
    Class Y Shares  .................     (4,287,718)      (4,561,542)      (6,435,614)       (388,128)      (13,781,279)
Distributions to shareholders in
   excess of realized gains:
    Class A Shares  .................         --               --               --              --                --
    Class B Shares  .................         --               --               --              --                --
    Class C Shares  .................         --               --               --              --                --
    Class K Shares  .................         --               --               --              --                --
    Class Y Shares  .................         --               --               --              --                --
Net increase/(decrease) in net
  assets from Fund share
  tranactions:
    Class A Shares  .................        440,063        5,491,229         (176,367)     10,885,938        11,650,530
    Class B Shares  .................        432,175        1,022,079           21,870      15,922,896         2,131,348
    Class C Shares  .................         39,185        1,002,578         (393,285)      7,605,168         3,287,255
    Class K Shares  .................     25,358,644       (2,599,559)     (24,045,346)      2,744,686        (7,678,546)
    Class Y Shares  .................    (26,488,592)       3,990,672       (2,594,187)     12,155,073       109,458,384
                                        ------------     ------------     ------------     -----------      ------------
Net increase/(decrease) in net
  assets  ...........................      3,011,794       17,084,503      (36,251,671)     49,399,969       232,788,692
NET ASSETS:
Beginning of period  ................     77,556,200      247,158,129      253,544,366       3,215,170       524,168,154
                                        ------------     ------------     ------------     -----------      ------------
End of period  ......................   $ 80,567,994     $264,242,632     $217,292,695     $52,615,139      $756,956,846
                                        ============     ============     ============     ===========      ============
Undistributed net investment
  income/(loss)  ....................   $     --         $    136,706     $     41,238     $    --          $     --
                                        ============     ============     ============     ===========      ============


See Notes Financial Statements.

    Munder                            Munder                            Munder                            Munder
    Real Estate      Munder           Small                             Framlington      Munder           Framlington
    Equity           Small-Cap        Company          Munder           Emerging         Framlington      International
    Investment       Value            Growth           Value            Markets          Healthcare       Growth
    Fund             Fund             Fund             Fund             Fund             Fund             Fund
    -----------      ---------        -------          ------           -----------      -----------      -------------

    $ 3,557,590      $    888,525     $ (1,943,180)    $  1,172,506     $    445,711     $  (208,621)     $   224,653
      3,087,322         8,250,295       86,273,022       16,249,019       (5,791,184)        260,574         (457,298)

     (1,828,364)       14,588,947      (38,336,774)      13,817,752      (12,928,226)        100,052        3,758,489
    -----------      ------------     ------------     ------------     ------------     -----------      -----------
      4,816,548        23,727,767       45,993,068       31,239,277      (18,273,699)        152,005        3,525,844

       (108,959)          (26,178)          --              (36,542)          (2,697)         --               (2,066)
       (212,532)           --               --                 (743)             (61)         --               --
        (36,424)           --               --                 (382)              (4)         --               --
        (76,887)         (330,560)          --              (64,557)        (133,371)         --               (2,557)
     (2,999,226)         (414,148)          --           (1,079,848)         (92,010)         --             (122,744)

        (20,080)          (98,858)      (2,406,705)        (155,490)          (2,952)         --               (2,543)
        (57,106)          (46,471)      (1,802,093)        (102,547)          (1,902)         --                 (423)
         (9,143)          (31,704)        (739,949)         (52,647)            (125)         --                 (155)
        (17,626)       (3,173,416)     (29,901,527)        (709,652)        (141,436)         --               (3,147)
       (626,049)       (2,414,775)     (37,145,834)      (8,345,671)         (69,616)         --             (100,609)

         --                --               --               --              (11,999)         --               (1,338)
         --                --               --               --               (7,730)         --                 (222)
         --                --               --               --                 (510)         --                  (81)
         --                --               --               --             (574,853)         --               (1,657)
         --                --               --               --             (282,947)         --              (52,964)

      2,724,813         4,300,790        1,838,033        2,771,389          330,315       4,350,716          420,739
      2,284,249         2,782,374        9,490,901        1,157,493          584,974       7,733,693          442,098
      1,003,579         1,717,806        4,338,208          543,586          133,643       3,228,224           83,236
        617,619        23,335,289       19,006,863        5,094,370       40,278,768          37,061          936,727
     33,785,992        47,491,052       76,298,503       67,989,812       15,732,843       3,049,654       37,971,159
    -----------      ------------     ------------     ------------     ------------     -----------      -----------
     41,068,768        96,818,968       84,969,468       98,247,848       37,464,631      18,551,353       43,089,297

     56,256,039        70,773,441      325,189,217       90,992,763        9,933,678       4,096,059       26,212,818
    -----------      ------------     ------------     ------------     ------------     -----------      -----------
    $97,324,807      $167,592,409     $410,158,685     $189,240,611     $ 47,398,309     $22,647,412      $69,302,115
    ===========      ============     ============     ============     ============     ===========      ===========
    $   138,196      $    126,140     $     --         $     14,983     $   (127,776)    $    (2,990)     $   (45,004)
    ===========      ============     ============     ============     ============     ===========      ===========

See Notes Financial Statements.

The Munder Funds
Statements of Changes -- Capital Stock Activity, Year Ended June 30, 1999

                                        EQUITY FUNDS
                                        --------------------------------------------------------------------------------
                                                         Munder           Munder           Munder           Munder
                                        Munder           Growth &         International    Micro-Cap        Multi-Season
                                        Balanced         Income           Equity           Equity           Growth
                                        Fund             Fund             Fund             Fund             Fund
                                        --------         --------         -------------    ---------        ------------
Amount
Class A Shares:
Sold  ...............................   $  1,140,908     $ 36,363,414     $ 154,582,825    $  9,475,953     $ 785,755,717
Issued in connection with Fund
  reorganization  ...................         --               --               --               --             3,645,184
Issued as reinvestment of dividends          110,159          289,589            76,045         111,618         1,788,540
Redeemed  ...........................       (549,864)     (40,667,853)     (145,765,751)    (10,643,740)     (776,948,982)
                                        ------------     ------------     -------------    ------------     -------------
Net increase/(decrease)  ............   $    701,203     $ (4,014,850)    $   8,893,119    $ (1,056,169)    $  14,240,459
                                        ============     ============     =============    ============     =============
Class B Shares
Sold  ...............................   $  1,373,486     $  2,903,698     $     419,856    $  4,873,253     $  11,477,272
Issued in connection with Fund
  reorganization  ...................         --               --               --               --               423,609
Issued as reinvestment of dividends           25,182           82,783             8,577         127,867         2,980,135
Redeemed  ...........................       (249,459)        (988,324)         (495,611)     (7,330,338)      (19,753,526)
                                        ------------     ------------     -------------    ------------     -------------
Net increase/(decrease)  ............   $  1,149,209     $  1,998,157     $     (67,178)   $ (2,329,218)    $  (4,872,510)
                                        ============     ============     =============    ============     =============
Class C Shares:
Sold  ...............................   $    365,546     $  5,675,166     $     784,962    $  2,511,654     $  14,691,587
Issued in connection with Fund
  reorganization  ...................         --               --               --               --                27,285
Issued as reinvestment of dividends            3,270           22,089             2,507          41,160            69,569
Redeemed  ...........................       (128,939)      (6,118,647)         (687,479)     (3,647,850)      (16,198,825)
                                        ------------     ------------     -------------    ------------     -------------
Net increase/(decrease)  ............   $    239,877     $   (421,392)    $      99,990    $ (1,095,036)    $  (1,410,384)
                                        ============     ============     =============    ============     =============
Class K Shares:
Sold  ...............................   $  9,051,179     $ 43,942,687     $  16,375,849    $    874,607     $ 110,054,804
Issued in connection with Fund
  reorganization  ...................         --               --               --               --            30,893,203
Issued as reinvestment of dividends           --                2,558               862             325           147,907
Redeemed  ...........................    (12,456,054)     (46,011,606)      (23,750,849)     (1,229,907)      (84,213,153)
                                        ------------     ------------     -------------    ------------     -------------
Net increase/(decrease)  ............   $ (3,404,875)    $ (2,066,361)    $  (7,374,138)   $   (354,975)    $  56,882,761
                                        ============     ============     =============    ============     =============
Class Y Shares:
Sold  ...............................   $ 10,363,069     $ 64,513,627     $  11,617,421    $  5,619,141     $  61,127,513
Issued in connection with Fund
  reorganization  ...................         --               --               --               --             8,653,859
Issued as reinvestment of dividends           25,568           87,471            84,636         174,800         1,623,598
Redeemed  ...........................    (39,286,068)     (59,040,239)      (22,511,012)     (5,194,496)     (132,361,815)
                                        ------------     ------------     -------------    ------------     -------------
Net increase/(decrease)  ............   $(28,897,431)    $  5,560,859     $ (10,808,955)   $    599,445     $ (60,956,845)
                                        ============     ============     =============    ============     =============

See Notes Financial Statements.


    Munder                            Munder                            Munder                            Munder
    Real Estate      Munder           Small                             Framlington      Munder           Framlington
    Equity           Small-Cap        Company          Munder           Emerging         Framlington      International
    Investment       Value            Growth           Value            Markets          Healthcare       Growth
    Fund             Fund             Fund             Fund             Fund             Fund             Fund
    -----------      ---------        -------          ------           -----------      -----------      -------------

    $  3,097,125     $ 204,932,864    $ 516,745,495    $ 243,685,685    $  1,420,206     $   882,935      $ 18,526,567
          --               --               --               --               --              --                --
         126,652           147,666          857,595           77,126          --              13,738             1,313
      (3,174,514)     (206,648,885)    (512,952,525)    (247,147,638)     (1,182,137)     (1,892,357)      (17,635,705)
    ------------     -------------    -------------    -------------    ------------     -----------      ------------
    $     49,263     $  (1,568,355)   $   4,650,565    $  (3,384,827)   $    238,069     $  (995,684)     $    892,175
    ============     =============    =============    =============    ============     ===========      ============

    $  1,967,281     $   1,605,943    $   8,733,728    $   3,512,851    $  1,650,573     $ 1,720,586      $    462,021
          --               --               --               --               --              --                --
         137,336            29,154          350,225           21,686          --              39,333               203
      (2,680,977)       (1,297,121)     (11,869,548)      (2,003,794)     (1,170,622)     (2,665,533)         (498,784)
    ------------     -------------    -------------    -------------    ------------     -----------      ------------
    $   (576,360)    $     337,976    $  (2,785,595)   $   1,530,743    $    479,951     $  (905,614)     $    (36,560)
    ============     =============    =============    =============    ============     ===========      ============

    $    689,276     $   1,563,402    $   2,114,641    $   1,891,202    $    481,365     $   402,803      $    181,063
          --               --               --               --               --              --                --
          25,554            15,741           77,875            9,682          --               3,123                77
        (740,980)       (1,462,176)      (3,444,717)      (1,228,356)       (204,358)     (1,630,870)         (208,639)
    ------------     -------------    -------------    -------------    ------------     -----------      ------------
    $    (26,150)    $     116,967    $  (1,252,201)   $     672,528    $    277,007     $(1,224,944)     $    (27,499)
    ============     =============    =============    =============    ============     ===========      ============

    $  1,114,941     $  30,619,211    $  57,197,271    $   3,272,167    $ 17,037,605     $    43,800      $    502,556
          --               --               --               --               --              --                --
          --                    87           18,166              193          --              --                --
        (634,090)      (33,481,575)     (64,404,517)      (6,409,673)    (21,032,222)       (126,306)         (982,196)
    ------------     -------------    -------------    -------------    ------------     -----------      ------------
    $    480,851     $  (2,862,277)   $  (7,189,080)   $  (3,137,313)   $ (3,994,617)    $   (82,506)     $   (479,640)
    ============     =============    =============    =============    ============     ===========      ============

    $ 18,204,684     $  60,951,348    $  96,528,187    $  75,168,143    $  6,623,826     $ 1,004,715      $  8,894,961
          --               --               --               --               --              --                --
       1,286,467           302,524        1,414,591          761,480          --              17,579             8,595
     (20,557,557)      (67,078,357)    (107,510,625)     (92,201,188)     (6,193,829)       (538,609)      (16,427,644)
    ------------     -------------    -------------    -------------    ------------     -----------      ------------
    $ (1,066,406)    $  (5,824,485)   $  (9,567,847)   $ (16,271,565)   $    429,997     $   483,685      $ (7,524,088)
    ============     =============    =============    =============    ============     ===========      ============

See Notes Financial Statements.

The Munder Funds
Statements of Changes -- Capital Stock Activity, Year Ended June 30, 1999

                                        EQUITY FUNDS
                                        --------------------------------------------------------------------------------
                                                         Munder           Munder           Munder           Munder
                                        Munder           Growth &         International    Micro-Cap        Multi-Season
                                        Balanced         Income           Equity           Equity           Growth
                                        Fund             Fund             Fund             Fund             Fund
                                        --------         --------         -------------    ---------        ------------
Shares
Class A Shares:
Sold  ...............................       94,099        2,500,882        9,829,257        593,060          38,411,153
Issued in connection with Fund
  reorganizaton  ....................        --               --               --              --               189,419
Issued as reinvestment of dividends          9,486           21,050            5,276          7,866              92,718
Redeemed  ...........................      (44,882)      (2,760,800)      (9,262,579)      (695,471)        (37,949,040)
                                        ----------       ----------       ----------       --------          ----------
Net increase/(decrease)  ............       58,703         (238,868)         571,954        (94,545)            744,250
                                        ==========       ==========       ==========       ========          ==========
Class B Shares:
Sold  ...............................      111,387          201,879           27,512        324,276             597,140
Issued in connection with Fund
  reorganizaton  ....................        --               --               --              --                22,939
Issued as reinvestment of dividends          2,172            6,054              599          9,133             161,175
Redeemed  ...........................      (20,174)         (68,980)         (34,578)      (507,788)         (1,016,015)
                                        ----------       ----------       ----------       --------          ----------
Net increase/(decrease)  ............       93,385          138,953           (6,467)      (174,379)           (234,761)
                                        ==========       ==========       ==========       ========          ==========
Class C Shares:
Sold  ...............................       29,333          396,608           51,188        166,176             750,825
Issued in connection with Fund
  reorganizaton  ....................        --               --               --              --                 1,474
Issued as reinvestment of dividends            283            1,617              168          2,938               3,756
Redeemed  ...........................      (10,311)        (420,836)         (47,992)      (256,106)           (832,142)
                                        ----------       ----------       ----------       --------          ----------
Net increase/(decrease)  ............       19,305          (22,611)           3,364        (86,992)            (76,087)
                                        ==========       ==========       ==========       ========          ==========
Class K Shares:
Sold  ...............................      745,255        3,015,495        1,116,407         57,922           4,506,451
Issued in connection with Fund
  reorganizaton  ....................        --               --               --              --             1,608,086
Issued as reinvestment of dividends          --                 186               60             23               7,679
Redeemed  ...........................   (1,002,737)      (3,158,624)      (1,623,278)       (86,489)         (4,127,521)
                                        ----------       ----------       ----------       --------          ----------
Net increase/(decrease)  ............     (257,482)        (142,943)        (506,811)       (28,544)          1,994,695
                                        ==========       ==========       ==========       ========          ==========
Class Y Shares:
Sold  ...............................      865,614        4,418,808          792,809        402,801           4,819,485
Issued in connection with Fund
  reorganizaton  ....................        --               --               --              --               444,900
Issued as reinvestment of dividends          2,203            6,324            5,889         12,267              83,310
Redeemed  ...........................   (3,153,292)      (4,027,938)      (1,509,586)      (354,262)         (6,599,730)
                                        ----------       ----------       ----------       --------          ----------
Net increase/(decrease)  ............   (2,285,475)         397,194         (710,888)        60,806          (1,252,035)
                                        ==========       ==========       ==========       ========          ==========

See Notes Financial Statements.

    Munder                            Munder                            Munder                            Munder
    Real Estate      Munder           Small                             Framlington      Munder           Framlington
    Equity           Small-Cap        Company          Munder           Emerging         Framlington      International
    Investment       Value            Growth           Value            Markets          Healthcare       Growth
    Fund             Fund             Fund             Fund             Fund             Fund             Fund
    -----------      ---------        -------          ------           -----------      -----------      -------------

       240,492        17,282,016       31,110,553       17,219,329         136,734         81,639          1,557,057
         --               --               --               --               --              --                --
        10,178            12,700           53,566            5,660           --             1,298                113
      (248,777)      (17,290,366)     (30,655,150)     (17,388,370)       (124,885)      (181,202)        (1,467,146)
    ----------        ----------       ----------       ----------        --------        -------         ----------
         1,893             4,350          508,969         (163,381)         11,849        (98,265)            90,024
    ==========        ==========       ==========       ==========        ========        =======         ==========

       155,151           131,184          563,596          241,284         186,048        164,817             38,471
         --               --               --               --               --              --                --
        11,127             2,515           22,966            1,609           --             3,771                 18
      (214,152)         (109,601)        (761,308)        (139,996)       (145,442)      (258,818)           (44,954)
    ----------        ----------       ----------       ----------        --------        -------         ----------
       (47,874)           24,098         (174,746)         102,897          40,606        (90,230)            (6,465)
    ==========        ==========       ==========       ==========        ========        =======         ==========

        54,141           129,366          131,826          131,656          52,223         38,586             14,652
         --               --               --               --               --              --                --
         2,053             1,361            5,021              719           --               299                  7
       (59,643)         (125,088)        (221,158)         (85,949)        (23,616)      (166,856)           (17,543)
    ----------        ----------       ----------       ----------        --------        -------         ----------
       (3,449)            5,639          (84,311)          46,426          28,607       (127,971)            (2,884)
    ==========        ==========       ==========       ==========        ========        =======         ==========

        87,288         2,569,270        3,443,786          219,174       2,088,599          3,932             43,933
         --               --               --               --               --              --                --
         --                    8            1,135               14           --              --                --
       (52,699)       (2,834,248)      (3,995,528)        (451,292)     (2,485,396)       (11,980)           (90,573)
    ----------        ----------       ----------       ----------        --------        -------         ----------
        34,589          (264,970)        (550,607)        (232,104)       (396,797)        (8,048)           (46,640)
    ==========        ==========       ==========       ==========        ========        =======         ==========

     1,409,073         5,090,624        5,745,898        5,266,369         708,935         94,073            779,551
         --               --               --               --               --              --                --
       103,706            25,949           87,075           55,701           --             1,657                740
    (1,656,986)       (5,589,940)      (6,419,767)      (6,460,284)       (768,253)       (51,824)        (1,433,472)
    ----------        ----------       ----------       ----------        --------        -------         ----------
      (144,207)         (473,367)        (586,794)      (1,138,214)        (59,318)        43,906           (653,181)
    ==========        ==========       ==========       ==========        ========        =======         ==========

See Notes Financial Statements.

The Munder Funds
Statements of Changes -- Capital Stock Activity, Year Ended June 30, 1998

                                        EQUITY FUNDS
                                        --------------------------------------------------------------------------------
                                                         Munder           Munder           Munder           Munder
                                        Munder           Growth &         International    Micro-Cap        Multi-Season
                                        Balanced         Income           Equity           Equity           Growth
                                        Fund             Fund             Fund             Fund             Fund
                                        --------         --------         -------------    ---------        ------------
Amount
Class A Shares:
Sold  ...............................   $    465,440     $ 52,339,094     $ 15,657,100     $13,663,946      $ 125,767,920
Issued as reinvestment of dividends           42,874          550,030          197,002         137,190            658,823
Redeemed  ...........................        (68,251)     (47,397,895)     (16,030,469)     (2,915,198)      (114,776,213)
                                        ------------     ------------     ------------     -----------      -------------
Net increase/(decrease)  ............   $    440,063     $  5,491,229     $   (176,367)    $10,885,938      $  11,650,530
                                        ============     ============     ============     ===========      =============
Class B Shares
Sold  ...............................   $    509,380     $  1,136,459     $    305,470     $16,787,807      $  12,159,704
Issued as reinvestment of dividends            4,555           52,424           20,842         127,415          1,685,590
Redeemed  ...........................        (81,760)        (166,804)        (304,442)       (992,326)       (11,713,946)
                                        ------------     ------------     ------------     -----------      -------------
Net increase  .......................   $    432,175     $  1,022,079     $     21,870     $15,922,896      $   2,131,348
                                        ============     ============     ============     ===========      =============
Class C Shares:
Sold  ...............................   $     67,088     $  9,979,727     $ 26,112,696     $10,789,550      $   5,465,341
Issued as reinvestment of dividends            2,435           13,871            1,467          76,181             27,187
Redeemed  ...........................        (30,338)      (8,991,020)     (26,507,448)     (3,260,563)        (2,205,273)
                                        ------------     ------------     ------------     -----------      -------------
Net increase/(decrease)  ............   $     39,185     $  1,002,578     $   (393,285)    $ 7,605,168      $   3,287,255
                                        ============     ============     ============     ===========      =============
Class K Shares:
Sold  ...............................   $ 36,238,336     $ 37,934,509     $ 19,678,745     $ 3,286,508      $  50,186,632
Issued as reinvestment of dividends           --                  791            4,812           1,933             89,260
Redeemed  ...........................    (10,879,692)     (40,534,859)     (43,728,903)       (543,755)       (57,954,438)
                                        ------------     ------------     ------------     -----------      -------------
Net increase/(decrease)  ............   $ 25,358,644     $ (2,599,559)    $(24,045,346)    $ 2,744,686      $  (7,678,546)
                                        ============     ============     ============     ===========      =============
Class Y Shares:
Sold  ...............................   $ 17,891,800     $ 41,828,650     $ 37,273,610     $13,665,453      $ 192,274,534
Issued as reinvestment of dividends           20,638           93,667          234,936         246,160          1,713,798
Redeemed  ...........................    (44,401,030)     (37,931,645)     (40,102,733)     (1,756,540)       (84,529,948)
                                        ------------     ------------     ------------     -----------      -------------
Net increase/(decrease)  ............   $(26,488,592)    $  3,990,672     $ (2,594,187)    $12,155,073      $ 109,458,384
                                        ============     ============     ============     ===========      =============

See Notes Financial Statements.


    Munder                            Munder                            Munder                            Munder
    Real Estate      Munder           Small                             Framlington      Munder           Framlington
    Equity           Small-Cap        Company          Munder           Emerging         Framlington      International
    Investment       Value            Growth           Value            Markets          Healthcare       Growth
    Fund             Fund             Fund             Fund             Fund             Fund             Fund
    -----------      ---------        -------          ------           -----------      -----------      -------------

    $ 3,008,839      $ 141,413,374    $ 851,622,256    $ 182,928,935    $   725,997      $4,670,335       $   551,489
         79,679             94,875        1,616,927          148,415         15,685           --                5,750
       (363,705)      (137,207,459)    (851,401,150)    (180,305,961)      (411,367)       (319,619)         (136,500)
    -----------      -------------    -------------    -------------    -----------      ----------       -----------
    $ 2,724,813      $   4,300,790    $   1,838,033    $   2,771,389    $   330,315      $4,350,716       $   420,739
    ===========      =============    =============    =============    ===========      ==========       ===========

    $ 3,140,780      $   2,934,233    $  12,987,682    $   1,975,392    $   731,828      $8,010,359       $   446,549
         74,933             21,465          384,944           19,472          3,531           --                  185
       (931,464)          (173,324)      (3,881,725)        (837,371)      (150,385)       (276,666)           (4,636)
    -----------      -------------    -------------    -------------    -----------      ----------       -----------
    $ 2,284,249      $   2,782,374    $   9,490,901    $   1,157,493    $   584,974      $7,733,693       $   442,098
    ===========      =============    =============    =============    ===========      ==========       ===========

    $ 1,122,807      $   2,449,191    $  19,422,073    $   3,033,439    $   357,347      $3,413,905       $ 3,196,011
         13,557             17,092          217,318           17,693            498           --                   20
       (132,785)          (748,477)     (15,301,183)      (2,507,546)      (224,202)       (185,681)       (3,112,795)
    -----------      -------------    -------------    -------------    -----------      ----------       -----------
    $ 1,003,579      $   1,717,806    $   4,338,208    $     543,586    $   133,643      $3,228,224       $    83,236
    ===========      =============    =============    =============    ===========      ==========       ===========

    $   699,056      $  42,055,711    $ 258,655,493    $   7,292,813    $48,204,012      $   37,061       $ 2,491,379
         --                    610          385,586              364             15           --               --
        (81,437)       (18,721,032)    (240,034,216)      (2,198,807)    (7,925,259)          --           (1,554,652)
    -----------      -------------    -------------    -------------    -----------      ----------       -----------
    $   617,619      $  23,335,289    $  19,006,863    $   5,094,370    $40,278,768      $   37,061       $   936,727
    ===========      =============    =============    =============    ===========      ==========       ===========

    $40,212,699      $  95,281,559    $ 182,007,606    $ 102,254,412    $19,650,219      $3,416,348       $42,572,415
        541,776            925,440        5,087,805        1,469,009        117,261           --               96,952
     (6,968,483)       (48,715,947)    (110,796,908)     (35,733,609)    (4,034,637)       (366,694)       (4,698,208)
    -----------      -------------    -------------    -------------    -----------      ----------       -----------
    $33,785,992      $  47,491,052    $  76,298,503    $  67,989,812    $15,732,843      $3,049,654       $37,971,159
    ===========      =============    =============    =============    ===========      ==========       ===========

See Notes Financial Statements.

The Munder Funds
Statements of Changes -- Capital Stock Activity, Year Ended June 30, 1998

                                        EQUITY FUNDS
                                        --------------------------------------------------------------------------------
                                                         Munder           Munder           Munder           Munder
                                        Munder           Growth &         International    Micro-Cap        Multi-Season
                                        Balanced         Income           Equity           Equity           Growth
                                        Fund             Fund             Fund             Fund             Fund
                                        --------         --------         -------------    ---------        ------------
Shares
Class A Shares:
Sold  ...............................       35,128        3,300,696        1,068,198        783,470          6,081,224
Issued as reinvestment of dividends          3,375           37,128           14,938          8,580             35,825
Redeemed  ...........................       (5,256)      (2,967,466)      (1,092,860)      (169,871)        (5,537,783)
                                        ----------          -------          -------        -------          ---------
Net increase/(decrease)  ............       33,247          370,358           (9,724)       622,179            579,266
                                        ==========       ==========       ==========       ========         ==========
Class B Shares:
Sold  ...............................       38,372           73,692           20,825        963,594            634,260
Issued as reinvestment of dividends            356            3,590            1,610          8,014             94,589
Redeemed  ...........................       (5,942)         (10,728)         (20,761)       (57,721)          (604,396)
                                        ----------          -------          -------        -------          ---------
Net increase  .......................       32,786           66,554            1,674        913,887            124,453
                                        ==========       ==========       ==========       ========         ==========
Class C Shares:
Sold  ...............................        5,032          645,741        1,737,363        618,833            278,253
Issued as reinvestment of dividends            193              935              110          4,788              1,524
Redeemed  ...........................       (2,315)        (582,962)      (1,753,702)      (190,515)          (111,422)
                                        ----------          -------          -------        -------          ---------
Net increase/(decrease)  ............        2,910           63,714          (16,229)       433,106            168,355
                                        ==========       ==========       ==========       ========         ==========
Class K Shares:
Sold  ...............................    2,660,260        2,399,900        1,372,285        194,137          2,532,388
Issued as reinvestment of dividends          --                  53              369            121              4,859
Redeemed  ...........................     (812,753)      (2,511,129)      (2,942,441)       (30,301)        (2,862,299)
                                        ----------          -------          -------        -------          ---------
Net increase/(decrease)  ............    1,847,507         (111,176)      (1,569,787)       163,957           (325,052)
                                        ==========       ==========       ==========       ========         ==========
Class Y Shares:
Sold  ...............................    1,351,069        2,641,745        2,573,626        810,899          9,751,713
Issued as reinvestment of dividends          1,626            6,391           17,653         15,366             92,338
Redeemed  ...........................   (3,253,921)      (2,368,783)      (2,658,666)      (104,360)        (4,201,175)
                                        ----------          -------          -------        -------          ---------
Net increase/(decrease)  ............   (1,901,226)         279,353          (67,387)       721,905          5,642,876
                                        ==========       ==========       ==========       ========         ==========

See Notes Financial Statements.

    Munder                            Munder                            Munder                            Munder
    Real Estate      Munder           Small                             Framlington      Munder           Framlington
    Equity           Small-Cap        Company          Munder           Emerging         Framlington      International
    Investment       Value            Growth           Value            Markets          Healthcare       Growth
    Fund             Fund             Fund             Fund             Fund             Fund             Fund
    -----------      ---------        -------          ------           -----------      -----------      -------------

      193,510         9,885,606        38,939,088       11,436,014         65,933        389,454             48,119
        5,166             7,030            85,371           10,894          1,497           --                  576
      (23,295)       (9,534,652)      (38,516,138)     (11,204,399)       (38,259)       (28,756)           (11,602)
    ---------        ----------       -----------       ----------      ---------        -------          ---------
      175,381           357,984           508,321          245,509         29,171        360,698             37,093
    =========        ==========       ===========       ==========      =========        =======          =========

      201,381           207,462           634,390          127,593         59,988        665,972             38,978
        4,841             1,630            21,081            1,425            333           --                   19
      (60,244)          (11,995)         (196,447)         (52,811)       (13,539)       (22,987)              (400)
    ---------        ----------       -----------       ----------      ---------        -------          ---------
      145,978           197,097           459,024           76,207         46,782        642,985             38,597
    =========        ==========       ===========       ==========      =========        =======          =========

       71,494           170,434           864,580          189,854         32,857        289,644            309,736
          875             1,284            11,715            1,232             47           --                    2
       (8,477)          (51,868)         (658,060)        (155,615)       (20,000)       (15,939)          (298,660)
    ---------        ----------       -----------       ----------      ---------        -------          ---------
       63,892           119,850           218,235           35,471         12,904        273,705             11,078
    =========        ==========       ===========       ==========      =========        =======          =========

       45,991         2,985,358        11,225,265          484,866      3,932,077          2,916            230,623
        --                   47            20,358               25              1           --                --
       (5,293)       (1,258,817)      (10,302,528)        (142,618)      (737,301)          --             (136,071)
    ---------        ----------       -----------       ----------      ---------        -------          ---------
       40,698         1,726,588           943,095          342,273      3,194,777          2,916             94,552
    =========        ==========       ===========       ==========      =========        =======          =========

    2,604,804         6,789,601         8,089,789        6,579,214      1,600,701        300,623          3,728,279
       35,106            68,847           264,990           99,537         11,233           --                9,641
     (461,761)       (3,377,343)       (5,027,722)      (2,215,981)      (392,540)       (31,075)          (425,626)
    ---------        ----------       -----------       ----------      ---------        -------          ---------
    2,178,149         3,481,105         3,327,057        4,462,770      1,219,394        269,548          3,312,294
    =========        ==========       ===========       ==========      =========        =======          =========

See Notes Financial Statements.
Munder Balanced Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          A Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e)
                                        ----------    -------       ----------    ----------    ----------    ----------
Net asset value, beginning of period    $13.48        $13.01        $12.35        $10.77        $ 9.95        $10.35
                                        ------        ------        ------        ------        ------        ------
Income from investment operations:
Net investment income  ..............     0.21          0.30          0.29          0.27          0.09          0.19
Net realized and unrealized
  gain/(loss) on investments  .......     1.02          1.66          1.30          1.55          0.85         (0.41)
                                        ------        ------        ------        ------        ------        ------
Total from investment operations  ...     1.23          1.96          1.59          1.82          0.94         (0.22)
                                        ------        ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment income     (0.23)        (0.32)        (0.27)        (0.24)        (0.12)        (0.18)
Distributions from net realized
  gains  ............................    (1.52)        (1.17)        (0.66)          --            --            --
                                        ------        ------        ------        ------        ------        ------
Total distributions  ................    (1.75)        (1.49)        (0.93)        (0.24)        (0.12)        (0.18)
                                        ------        ------        ------        ------        ------        ------
Net asset value, end of period  .....   $12.96        $13.48        $13.01        $12.35        $10.77        $ 9.95
                                        ======        ======        ======        ======        ======        ======
Total return (b)  ...................    10.76%        15.93%        13.63%        17.06%         9.44%        (2.07)%
                                        ======        ======        ======        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $1,572        $  844        $  382        $  375        $  314        $  286
Ratio of operating expenses to
  average net assets  ...............     1.22%         1.17%         1.22%         1.15%         1.16%(c)      1.22%
Ratio of net investment income to
  average net assets  ...............     1.73%         2.41%         2.30%         2.29%         2.51%(c)      1.89%
Portfolio turnover rate  ............      116%           79%          125%          197%           52%          116%
Ratio of operating expenses to
  average net assets without waivers      1.22%         1.17%         1.22%         1.26%         1.51%(c)      1.57%

----------------
(a) The Munder Balanced Fund Class A Shares, Class B Shares and Class C Shares commenced operations on April 30, 1993, June 21, 1994 and January 24, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.


See Notes Financial Statements.

                                        B Shares
    --------------------------------------------------------------------------------
    Year          Year          Year          Year          Period        Period
    Ended         Ended         Ended         Ended         Ended         Ended
    6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e)
    ----------    -------       ----------    ----------    ----------    ----------
    $13.44        $12.97        $12.33        $10.76        $ 9.93        $ 9.56
    ------        ------        ------        ------        ------        ------

      0.12          0.21          0.19          0.18          0.06          0.07

      1.01          1.64          1.30          1.56          0.84          0.37
    ------        ------        ------        ------        ------        ------
      1.13          1.85          1.49          1.74          0.90          0.44
    ------        ------        ------        ------        ------        ------

     (0.13)        (0.21)        (0.19)        (0.17)        (0.07)        (0.07)
     (1.52)        (1.17)        (0.66)          --            --            --
    ------        ------        ------        ------        ------        ------
     (1.65)        (1.38)        (0.85)        (0.17)        (0.07)        (0.07)
    ------        ------        ------        ------        ------        ------
    $12.92        $13.44        $12.97        $12.33        $10.76        $ 9.93
    ======        ======        ======        ======        ======        ======
      9.96%        15.11%        12.73%        16.24%         9.11%         4.65%
    ======        ======        ======        ======        ======        ======

    $1,829        $  647        $  199        $   75        $   15        $   19
      1.97%         1.92%         1.97%         1.90%         1.91%(c)      1.85%(c)
      0.94%         1.66%         1.55%         1.54%         1.76%(c)      1.26%(c)
       116%           79%          125%          197%           52%          116%

      1.97%         1.92%         1.97%         2.01%         2.26%(c)      2.20%(c)

See Notes Financial Statements.

                         C Shares
    ----------------------------------------------------
    Year          Year          Year          Period
    Ended         Ended         Ended         Ended
    6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)
    ----------    -------       ----------    ----------

    $13.45        $12.99        $12.35        $11.67
    ------        ------        ------        ------

      0.12          0.22          0.18          0.05

      1.03          1.62          1.32          0.67
    ------        ------        ------        ------
      1.15          1.84          1.50          0.72
    ------        ------        ------        ------

     (0.13)        (0.21)        (0.20)        (0.04)
     (1.52)        (1.17)        (0.66)          --
    ------        ------        ------        ------
     (1.65)        (1.38)        (0.86)        (0.04)
    ------        ------        ------        ------
    $12.95        $13.45        $12.99        $12.35
    ======        ======        ======        ======
     10.11%        15.00%        12.84%         6.20%
    ======        ======        ======        ======

    $  360        $  115        $   73        $    3
      1.97%         1.92%         1.97%         1.90%(c)
      0.94%         1.66%         1.55%         1.54%(c)
       116%           79%          125%          197%

      1.97%         1.92%         1.97%         2.01%(c)

See Notes Financial Statements.
Munder Balanced Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             Y Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e)
                                        ----------    -------       ----------    ----------    ----------    ----------
Net asset value, beginning of period    $ 13.48       $ 13.01       $ 12.35       $ 10.77       $  9.95       $ 10.36
                                        -------       -------       -------       -------       -------       -------
Income from investment operations:
Net investment income  ..............      0.26          0.37          0.31          0.30          0.10          0.21
Net realized and unrealized
  gain/(loss) on investments  .......      1.02          1.62          1.31          1.55          0.85         (0.42)
                                        -------       -------       -------       -------       -------       -------
Total from investment operations  ...      1.28          1.99          1.62          1.85          0.95         (0.21)
                                        -------       -------       -------       -------       -------       -------
Less distributions:
Dividends from net investment income      (0.26)        (0.35)        (0.30)        (0.27)        (0.13)        (0.20)
Distributions from net realized
  gains  ............................     (1.52)        (1.17)        (0.66)         --            --            --
                                        -------       -------       -------       -------       -------       -------
Total distributions  ................     (1.78)        (1.52)        (0.96)        (0.27)        (0.13)        (0.20)
                                        -------       -------       -------       -------       -------       -------
Net asset value, end of period  .....   $ 12.98       $ 13.48       $ 13.01       $ 12.35       $ 10.77       $  9.95
                                        =======       =======       =======       =======       =======       =======
Total return (b)  ...................     11.21%        16.23%        13.91%        17.35%         9.57%        (1.91)%
                                        =======       =======       =======       =======       =======       =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $15,816       $47,215       $70,314       $57,637       $48,844       $45,610
Ratio of operating expenses to
  average net assets  ...............      0.97%         0.92%         0.97%         0.90%         0.91%(c)      0.97%
Ratio of net investment income to
  average net assets  ...............      2.09%         2.66%         2.55%         2.54%         2.76%(c)      2.14%
Portfolio turnover rate  ............       116%           79%          125%          197%           52%          116%
Ratio of operating expenses to
  average net assets without waivers       0.97%         0.92%         0.97%         1.01%         1.26%(c)      1.32%

----------------
(a) The Munder Balanced Fund Class Y Shares commenced operations on April 13, 1993.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

See Notes Financial Statements.
Munder Growth & Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          A Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Period
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99       6/30/98       6/30/97(g)    6/30/96(g)    6/30/95(d)    2/28/95(e)
                                        -------       -------       ----------    ----------    ----------    ----------
Net asset value, beginning of period    $15.62        $15.21        $13.04        $11.14        $10.42        $10.10
                                        ------        ------        ------        ------        ------        ------
Income from investment operations:
Net investment income  ..............     0.20          0.29          0.31          0.32          0.10          0.23
Net realized and unrealized gain on
  investments  ......................     0.73          2.96          3.14          1.98          0.80          0.24
                                        ------        ------        ------        ------        ------        ------
Total from investment operations  ...     0.93          3.25          3.45          2.30          0.90          0.47
                                        ------        ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment income     (0.18)        (0.28)        (0.32)        (0.31)        (0.18)        (0.15)
Distributions from net realized
  gains  ............................    (1.39)        (2.56)        (0.96)        (0.09)          --          (0.00)(f)
                                        ------        ------        ------        ------        ------        ------
Total distributions  ................    (1.57)        (2.84)        (1.28)        (0.40)        (0.18)        (0.15)
                                        ------        ------        ------        ------        ------        ------
Net asset value, end of period  .....   $14.98        $15.62        $15.21        $13.04        $11.14        $10.42
                                        ======        ======        ======        ======        ======        ======
Total return (b)  ...................     6.96%        23.03%        28.10%        20.90%         8.69%         4.79%
                                        ======        ======        ======        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $5,578        $9,545        $3,662        $1,025        $  226        $  128
Ratio of operating expenses to
  average net assets  ...............     1.21%         1.19%         1.20%         1.21%         1.09%(c)      0.53%(c)
Ratio of net investment income to
  average net assets  ...............     1.44%         1.78%         2.28%         2.56%         3.33%(c)      4.72%(c)
Portfolio turnover rate  ............       50%           73%           62%           37%           13%           12%
Ratio of operating expenses to
  average net assets without waivers      1.21%         1.19%         1.20%         1.28%        15.51%(c)      1.53%(c)

----------------
(a) The Munder Growth & Income Fund Class A Shares, Class B Shares and Class C Shares commenced operations on August 8, 1994, August 9, 1994 and December 5, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Amount represents less than $0.01 per share.

(g) Per share numbers have been calculated using the average shares method.

See Notes Financial Statements.

                                      B Shares
    --------------------------------------------------------------------------------
    Year          Year          Year          Year          Period        Period
    Ended         Ended         Ended         Ended         Ended         Ended
    6/30/99       6/30/98       6/30/97(g)    6/30/96(g)    6/30/95(d)    2/28/95(e)
    -------       -------       ----------    ----------    ----------    ----------

    $15.57        $15.17        $13.02        $11.13        $10.41        $10.10
    ------        ------        ------        ------        ------        ------

      0.10          0.17          0.21          0.23          0.09          0.19
      0.72          2.95          3.13          1.99          0.77          0.25
    ------        ------        ------        ------        ------        ------
      0.82          3.12          3.34          2.22          0.86          0.44
    ------        ------        ------        ------        ------        ------

     (0.07)        (0.16)        (0.23)        (0.24)        (0.14)        (0.13)
     (1.39)        (2.56)        (0.96)        (0.09)          --          (0.00)(f)
    ------        ------        ------        ------        ------        ------
     (1.46)        (2.72)        (1.19)        (0.33)        (0.14)        (0.13)
    ------        ------        ------        ------        ------        ------
    $14.93        $15.57        $15.17        $13.02        $11.13        $10.41
    ======        ======        ======        ======        ======        ======
      6.18%        22.09%        27.16%        20.09%         8.30%         4.47%
    ======        ======        ======        ======        ======        ======

    $3,700        $1,694        $  641        $  228        $   57        $   51
      1.97%         1.94%         1.95%         1.96%         1.84%(c)      1.27%(c)
      0.69%         1.03%         1.53%         1.81%         2.58%(c)      3.96%(c)
        50%           73%           62%           37%           13%           12%

      1.97%         1.94%         1.95%         2.03%         2.26%(c)      2.27%(c)

See Notes Financial Statements.

                           C Shares
    ----------------------------------------------------
    Year          Year          Year          Period
    Ended         Ended         Ended         Ended
    6/30/99       6/30/98       6/30/97(g)    6/30/96(g)
    -------       -------       ----------    ----------
    $15.55        $15.16        $13.01        $12.60
    ------        ------        ------        ------

      0.09          0.16          0.19          0.14
      0.73          2.95          3.15          0.55
    ------        ------        ------        ------
      0.82          3.11          3.34          0.69
    ------        ------        ------        ------

     (0.07)        (0.16)        (0.23)        (0.19)
     (1.39)        (2.56)        (0.96)        (0.09)
    ------        ------        ------        ------
     (1.46)        (2.72)        (1.19)        (0.28)
     ------        ------        ------        ------
    $14.91        $15.55        $15.16        $13.01
    ======        ======        ======        ======
      6.18%        22.05%        27.17%         5.57%
    ======        ======        ======        ======

    $1,366        $1,776        $  766        $   31
      1.97%         1.94%         1.95%         1.96%(c)
      0.69%         1.03%         1.53%         1.81%(c)
        50%           73%           62%           37%

      1.97%         1.94%         1.95%         2.03%(c)

See Notes Financial Statements.
Munder Growth & Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             Y Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Period
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99       6/30/98       6/30/97(g)    6/30/96(g)    6/30/95(d)    2/28/95(e)
                                        -------       -------       ----------    ----------    ----------    ----------
Net asset value, beginning of period    $ 15.64       $ 15.23       $ 13.05       $ 11.14       $10.43        $10.00
                                        -------       -------       -------       -------       ------        ------
Income from investment operations:
Net investment income  ..............      0.25          0.32          0.35          0.35         0.11          0.25
Net realized and unrealized gain on
  investments  ......................      0.72          2.97          3.14          1.98         0.79          0.34
                                        -------       -------       -------       -------       ------        ------
Total from investment operations  ...      0.97          3.29          3.49          2.33         0.90          0.59
                                        -------       -------       -------       -------       ------        ------
Less distributions:
Dividends from net investment income      (0.22)        (0.32)        (0.35)        (0.33)       (0.19)        (0.16)
Distributions from net realized
  gains  ............................     (1.39)        (2.56)        (0.96)        (0.09)         --          (0.00)(f)
                                        -------       -------       -------       -------       ------        ------
Total distributions  ................     (1.61)        (2.88)        (1.31)        (0.42)       (0.19)        (0.16)
                                        -------       -------       -------       -------       ------        ------
Net asset value, end of period  .....   $ 15.00       $ 15.64       $ 15.23       $ 13.05       $11.14        $10.43
                                        =======       =======       =======       =======       ======        ======
Total return (b)  ...................      7.22%        23.32%        28.43%        21.26%        8.69%         6.02%
                                        =======       =======       =======       =======       ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $39,368       $34,840       $29,674       $20,464       $7,860        $4,142
Ratio of operating expenses to
  average net assets  ...............      0.96%         0.94%         0.95%         0.96%        0.84%(c)      0.28%(c)
Ratio of net investment income to
  average net assets  ...............      1.69%         2.03%         2.53%         2.81%        3.58%(c)      4.97%(c)
Portfolio turnover rate  ............        50%           73%           62%           37%          13%           12%
Ratio of operating expenses to
  average net assets without waivers       0.96%         0.94%         0.95%         1.03%        1.26%(c)      1.28%(c)

----------------
(a) The Munder Growth & Income Fund Class Y Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Amount represents less than $0.01 per share.

(g) Per share numbers have been calculated using the average shares method.

See Notes Financial Statements.
Munder International Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          A Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e,f)
                                        ----------    -------       ----------    ----------    ----------    ------------
Net asset value, beginning of period    $ 15.03       $15.73        $15.09        $13.42        $12.29        $13.68
                                        -------       ------        ------        ------        ------        ------
Income from investment operations:
Net investment income  ..............      0.20         0.15          0.14          0.15          0.12          0.17
Net realized and unrealized
  gain/(loss) on investments  .......      1.38         0.34          2.30          1.64          1.01         (1.48)
                                        -------       ------        ------        ------        ------        ------
Total from investment operations  ...      1.58         0.49          2.44          1.79          1.13         (1.31)
                                        -------       ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment income      (0.17)       (0.19)        (0.21)        (0.12)          --          (0.02)
Distributions from net realized
  gains  ............................     (0.23)       (1.00)        (1.59)          --            --            --
Distributions from capital  .........      --            --            --            --            --          (0.06)
                                        -------       ------        ------        ------        ------        ------
Total distributions  ................     (0.40)       (1.19)        (1.80)        (0.12)          --          (0.08)
                                        -------       ------        ------        ------        ------        ------
Net asset value, end of period  .....   $ 16.21       $15.03        $15.73        $15.09        $13.42        $12.29
                                        =======       ======        ======        ======        ======        ======
Total return (b)  ...................     10.80%        4.30%        17.98%        13.37%         9.28%        (9.67)%
                                        =======       ======        ======        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $16,024       $6,264        $6,710        $4,767        $1,400        $1,339
Ratio of operating expenses to
  average net assets  ...............      1.29%        1.25%         1.26%         1.26%         1.21%(c)      1.18%
Ratio of net investment income to
  average net assets  ...............      1.33%        1.03%         0.98%         1.07%         2.57%(c)      1.31%
Portfolio turnover rate  ............        23%          41%           46%           75%           14%           20%
Ratio of operating expenses to
  average net assets without waivers       1.29%        1.25%         1.26%         1.33%         1.46%(c)      1.43%

----------------
(a) The Munder International Equity Fund Class A Shares, Class B Shares and Class C Shares commenced operations on November 30, 1992, March 9, 1994 and September 29, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

See Notes Financial Statements.

                                        B Shares
    ----------------------------------------------------------------------------------
    Year          Year          Year          Year          Period        Period
    Ended         Ended         Ended         Ended         Ended         Ended
    6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e,f)
    ----------    -------       ----------    ----------    ----------    ------------
    $14.83        $15.57        $14.91        $13.35        $12.26        $13.45
    ------        ------        ------        ------        ------        ------

      0.05          0.05          0.03          0.05          0.08          0.08

      1.42          0.32          2.28          1.62          1.01         (1.21)
    ------        ------        ------        ------        ------        ------
      1.47          0.37          2.31          1.67          1.09         (1.13)
    ------        ------        ------        ------        ------        ------

     (0.10)        (0.11)        (0.06)        (0.11)          --          (0.00)(g)
     (0.23)        (1.00)        (1.59)          --            --            --
       --            --            --            --            --          (0.06)
    ------        ------        ------        ------        ------        ------
     (0.33)        (1.11)        (1.65)        (0.11)          --          (0.06)
    ------        ------        ------        ------        ------        ------
    $15.97        $14.83        $15.57        $14.91        $13.35        $12.26
    ======        ======        ======        ======        ======        ======
     10.08%         3.54%        17.18%        12.53%         8.89%        (8.38)%
    ======        ======        ======        ======        ======        ======

    $1,104        $1,121        $1,151        $  957        $  128        $  118

      2.04%         2.00%         2.01%         2.01%         1.96%(c)      1.88%(c)

      0.36%         0.28%         0.23%         0.32%         1.82%(c)      0.61%(c)
        23%           41%           46%           75%           14%           20%

      2.04%         2.00%         2.01%         2.08%         2.21%(c)      2.13%(c)

See Notes Financial Statements.

                           C Shares
    ----------------------------------------------------
    Year          Year          Year          Period
    Ended         Ended         Ended         Ended
    6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)
    ----------    -------       ----------    ----------
    $14.95        $15.68        $15.02        $14.13
    ------        ------        ------        ------

      0.05          0.04          0.03          0.04

      1.42          0.34          2.30          0.95
    ------        ------        ------        ------
      1.47          0.38          2.33          0.99
    ------        ------        ------        ------

     (0.10)        (0.11)        (0.08)        (0.10)
     (0.23)        (1.00)        (1.59)          --
       --            --            --            --
    ------        ------        ------        ------
     (0.33)        (1.11)        (1.67)        (0.10)
    ------        ------        ------        ------
    $16.09        $14.95        $15.68        $15.02
    ======        ======        ======        ======
     10.07%         3.50%        17.18%         7.06%
    ======        ======        ======        ======

    $2,111        $1,911        $2,259        $1,584

      2.04%         2.00%         2.01%         2.01%(c)

      0.36%         0.28%         0.23%         0.32%(c)
        23%           41%           46%           75%

      2.04%         2.00%         2.01%         2.08%(c)

See Notes Financial Statements.
Munder International Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             Y Shares
                                        -----------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e,f)
                                        ----------    -------       ----------    ----------    ----------    ------------
Net asset value, beginning of period    $ 15.10       $  15.80      $  15.15      $ 13.45       $ 12.30       $ 13.68
                                        -------       --------      --------      -------       -------       -------
Income from investment operations:
Net investment income  ..............      0.19           0.19          0.18         0.19          0.12          0.20
Net realized and unrealized
  gain/(loss) on investments  .......      1.46           0.33          2.32         1.64          1.03         (1.47)
                                        -------       --------      --------      -------       -------       -------
Total from investment operations  ...      1.65           0.52          2.50         1.83          1.15         (1.27)
                                        -------       --------      --------      -------       -------       -------
Less distributions:
Dividends from net investment income      (0.20)         (0.22)        (0.26)       (0.13)         --           (0.05)
Distributions from net realized
  gains  ............................     (0.23)         (1.00)        (1.59)        --            --            --
Distributions from capital  .........      --             --            --           --            --           (0.06)
                                        -------       --------      --------      -------       -------       -------
Total distributions  ................     (0.43)         (1.22)        (1.85)       (0.13)         --           (0.11)
                                        -------       --------      --------      -------       -------       -------
Net asset value, end of period  .....   $ 16.32       $  15.10      $  15.80      $ 15.15       $ 13.45       $ 12.30
                                        =======       ========      ========      =======       =======       =======
Total return (b)  ...................     11.30%          4.48%        18.35%       13.63%         9.35%        (9.33)%
                                        =======       ========      ========      =======       =======       =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $98,681       $102,081      $107,831      $89,435       $75,000       $68,263
Ratio of operating expenses to
  average net assets  ...............      1.04%          1.00%         1.01%        1.01%         0.96%(c)      0.93%
Ratio of net investment income to
  average net assets  ...............      1.32%          1.28%         1.23%        1.32%         2.82%(c)      1.56%
Portfolio turnover rate  ............        23%            41%           46%          75%           14%           20%
Ratio of operating expenses to
  average net assets without waivers       1.04%          1.00%         1.01%        1.08%         1.21%(c)      1.18%

----------------
(a) The Munder International Equity Fund Class Y Shares commenced operations on December 1, 1991.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

See Notes Financial Statements.
Munder Micro-Cap Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                     A Shares
                                       --------------------------------------
                                       Year          Year          Period
                                       Ended         Ended         Ended
                                       6/30/99(d)    6/30/98(d)    6/30/97(d)
                                       ----------    ----------    ----------
Net asset value, beginning of period   $17.00        $ 12.81       $10.00
                                       ------        -------       ------
Income from investment operations:
Net investment loss  ................   (0.18)         (0.17)       (0.05)
Net realized and unrealized gain on
  investments  ......................    1.64           5.00         2.86
                                       ------        -------       ------
Total from investment operations  ...    1.46           4.83         2.81
                                       ------        -------       ------
Less distributions:
Distributions from net realized
  gains  ............................   (0.30)         (0.64)         --
                                       ------        -------       ------
Total distributions  ................   (0.30)         (0.64)         --
                                       ------        -------       ------
Net asset value, end of period  .....  $18.16        $ 17.00       $12.81
                                       ======        =======       ======
Total return (b)  ...................    9.10%         38.01%       28.10%
                                       ======        =======       ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)   $9,844        $10,821       $  184
Ratio of operating expenses to
  average net assets  ...............    1.53%          1.53%        1.50%(c)
Ratio of net investment loss to
  average net assets  ...............   (1.21)%        (0.97)%      (0.88)%(c)
Portfolio turnover rate  ............     184%           172%          68%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ..............    1.64%          1.78%        7.90%(c)

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on December 26, 1996, February 24, 1997, March 31, 1997 and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes Financial Statements.

                    B Shares                                     C Shares
   -----------------------------------------     ----------------------------------------
    Year           Year           Period         Year           Year           Period
    Ended          Ended          Ended          Ended          Ended          Ended
    6/30/99(d)     6/30/98(d)     6/30/97(d)     6/30/99(d)     6/30/98(d)     6/30/97(d)
    ----------     ----------     ----------     ----------     ----------     ----------
    $ 16.83        $ 12.79        $11.00         $16.84         $12.79         $10.13
    -------        -------        ------         ------         ------         ------

      (0.28)         (0.29)        (0.05)         (0.28)         (0.29)         (0.03)
       1.59           4.97          1.84           1.59           4.98           2.69
    -------        -------        ------         ------         ------         ------
       1.31           4.68          1.79           1.31           4.69           2.66
    -------        -------        ------         ------         ------         ------

      (0.30)         (0.64)          --           (0.30)         (0.64)           --
    -------        -------        ------         ------         ------         ------
      (0.30)         (0.64)          --           (0.30)         (0.64)           --
    -------        -------        ------         ------         ------         ------
    $ 17.84        $ 16.83        $12.79         $17.85         $16.84         $12.79
    =======        =======        ======         ======         ======         ======
       8.29%         36.87%        16.27%          8.29%         36.95%         26.26%
    =======        =======        ======         ======         ======         ======

    $13,811        $15,965        $  442         $6,333         $7,441         $  111
       2.28%          2.28%         2.25%(c)       2.28%          2.28%          2.25%(c)
      (1.96)%        (1.72)%       (1.63)%(c)     (1.96)%        (1.72)%        (1.63)%(c)
        184%           172%           68%           184%           172%            68%
       2.39%          2.53%         8.65%(c)       2.39%          2.53%          8.65%(c)

See Notes Financial Statements.


                     Y Shares
    ----------------------------------------
    Year           Year           Period
    Ended          Ended          Ended
    6/30/99(d)     6/30/98(d)     6/30/97(d)
    ----------     ----------     ----------

    $ 17.05        $ 12.83        $10.00
    -------        -------        ------

      (0.14)         (0.13)        (0.03)
       1.66           4.99          2.86
    -------        -------        ------
       1.52           4.86          2.83
    -------        -------        ------

      (0.30)         (0.64)          --
    -------        -------        ------
      (0.30)         (0.64)          --
    -------        -------        ------
    $ 18.27        $ 17.05        $12.83
    =======        =======        ======
       9.43%         38.19%        28.30%
    =======        =======        ======

    $17,543        $15,337        $2,279
       1.28%          1.28%         1.25%(c)
      (0.94)%        (0.72)%       (0.63)%(c)
        184%           172%           68%
       1.39%          1.53%         7.65%(c)

See Notes Financial Statements.
Munder Multi-Season Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          A Shares
                                        ------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99       6/30/98(f)    6/30/97(f)    6/30/96(f)    6/30/95(d,e)  12/31/94
                                        -------       ----------    ----------    ----------    ------------  --------

Net asset value, beginning of period    $ 21.46       $ 18.02       $ 14.83       $12.02        $10.38        $10.68
                                        -------       -------       -------       ------        ------        ------
Income from investment operations:
Net investment income/(loss)  .......     (0.03)         0.00(g)       0.04         0.06          0.01          0.01
Net realized and unrealized
  gain/(loss) on investments  .......      2.20          4.37          3.90         3.20          1.63         (0.27)
                                        -------       -------       -------       ------        ------        ------
Total from investment operations  ...      2.17          4.37          3.94         3.26          1.64         (0.26)
                                        -------       -------       -------       ------        ------        ------
Less distributions:
Dividends from net investment income       --           (0.01)         --          (0.05)          --            --
Distributions from net realized
  gains  ............................     (1.58)        (0.92)        (0.75)       (0.40)          --          (0.04)
                                        -------       -------       -------       ------        ------        ------
Total distributions  ................     (1.58)        (0.93)        (0.75)       (0.45)          --          (0.04)
                                        -------       -------       -------       ------        ------        ------
Net asset value, end of period  .....   $ 22.05       $ 21.46       $ 18.02       $14.83        $12.02        $10.38
                                        =======       =======       =======       ======        ======        ======
Total return (b)  ...................     11.34%        25.02%        27.57%       27.56%        15.80%        (2.45)%
                                        =======       =======       =======       ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $49,602       $32,311       $16,693       $9,544        $9,409        $2,829
Ratio of operating expenses to
  average net assets  ...............      1.22%         1.21%         1.25%        1.26%         1.65%(c)      1.75%
Ratio of net investment
  income/(loss) to average net
  assets  ...........................     (0.14)%        0.00%(g)      0.25%        0.44%         0.28%(c)      0.04%
Portfolio turnover rate  ............        53%           34%           33%          54%           27%           48%
Ratio of operating expenses to
  average net assets without waivers       1.38%         1.39%         1.50%        1.51%         1.97%(c)      3.05%

----------------
(a) The Munder Multi-Season Growth Fund Class A Shares and Class B Shares commenced operations on August 4, 1993 and April 29, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than 0.01.

See Notes Financial Statements.

                                         B Shares
    ------------------------------------------------------------------------------
    Year          Year          Year          Year          Period        Year
    Ended         Ended         Ended         Ended         Ended         Ended
    6/30/99       6/30/98(f)    6/30/97(f)    6/30/96(f)    6/30/95(d,e)  12/31/94
    -------       ----------    ----------    ----------    ------------  --------
    $ 20.70       $  17.54      $ 14.56       $ 11.85       $ 10.27       $ 10.65
    -------       --------      -------       -------       -------       -------

      (0.18)         (0.14)       (0.08)        (0.04)        (0.03)        (0.07)

       2.15           4.22         3.81          3.15          1.61         (0.27)
    -------       --------      -------       -------       -------       -------
       1.97           4.08         3.73          3.11          1.58         (0.34)
    -------       --------      -------       -------       -------       -------

       --             --           --            --            --            --
      (1.58)         (0.92)       (0.75)        (0.40)         --           (0.04)
    -------       --------      -------       -------       -------       -------
      (1.58)         (0.92)       (0.75)        (0.40)         --           (0.04)
    -------       --------      -------       -------       -------       -------
    $ 21.09       $  20.70      $ 17.54       $ 14.56       $ 11.85       $ 10.27
    =======       ========      =======       =======       =======       =======
      10.66%         24.12%       26.61%        26.66%        15.38%        (3.21)%
    =======       ========      =======       =======       =======       =======

    $99,696       $102,700      $84,865       $66,630       $54,349       $46,549

       1.97%          1.96%        2.00%         2.01%         2.40%(c)      2.50%

      (0.83)%        (0.75)%      (0.50)%       (0.31)%       (0.47)%(c)    (0.71)%
         53%            34%          33%           54%           27%           48%

       2.14%          2.14%        2.25%         2.26%         2.72%(c)      2.89%

See Notes Financial Statements.
Munder Multi-Season Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          C Shares
                                        ------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99       6/30/98(f)    6/30/97(f)    6/30/96(f)    6/30/95(d,e)  12/31/94
                                        -------       ----------    ----------    ----------    ------------  --------
Net asset value, beginning of period    $ 20.73       $ 17.56       $14.57        $11.86        $10.28        $10.66
                                        -------       -------       ------        ------        ------        ------
Income from investment operations:
Net investment income/(loss)  .......     (0.19)        (0.14)       (0.08)        (0.04)        (0.02)        (0.07)
Net realized and unrealized
  gain/(loss) on investments  .......      2.16          4.23         3.82          3.15          1.60         (0.27)
                                        -------       -------       ------        ------        ------        ------
Total from investment operations  ...      1.97          4.09         3.74          3.11          1.58         (0.34)
                                        -------       -------       ------        ------        ------        ------
Less distributions:
Dividends from net investment income       --            --            --            --            --            --
Distributions from net realized
  gains  ............................     (1.58)        (0.92)       (0.75)        (0.40)          --          (0.04)
                                        -------       -------       ------        ------        ------        ------
Total distributions  ................     (1.58)        (0.92)       (0.75)        (0.40)          --          (0.04)
                                        -------       -------       ------        ------        ------        ------
Net asset value, end of period  .....   $ 21.12       $ 20.73       $17.56        $14.57        $11.86        $10.28
                                        =======       =======       ======        ======        ======        ======
Total return (b)  ...................     10.70%        24.09%       26.66%        26.64%        15.37%        (3.21)%
                                        =======       =======       ======        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $13,076       $14,411       $9,253        $5,605        $3,207        $2,071
Ratio of operating expenses to
  average net assets  ...............      1.97%         1.96%        2.00%         2.01%         2.40%(c)      2.50%
Ratio of net investment
  income/(loss) to average net
  assets  ...........................     (0.83)%       (0.75)%      (0.50)%       (0.31)%       (0.47)%(c)    (0.65)%
Portfolio turnover rate  ............        53%           34%          33%           54%           27%           48%
Ratio of operating expenses to
  average net assets without waivers       2.13%         2.14%        2.25%         2.26%         2.72%(c)      4.57%

----------------
(a) The Munder Multi-Season Growth Fund Class C Shares and Class Y Shares commenced operations on September 20, 1993 and August 16 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

See Notes Financial Statements.

                                        Y Shares
    ------------------------------------------------------------------------------
    Year          Year          Year          Year          Period        Year
    Ended         Ended         Ended         Ended         Ended         Ended
    6/30/99       6/30/98(f)    6/30/97(f)    6/30/96(f)    6/30/95(d,e)  12/31/94
    -------       ----------    ----------    ----------    ------------  --------
    $  21.66      $  18.17      $  14.94      $  12.10      $ 10.43       $10.70
    --------      --------      --------      --------      -------       ------

        0.04          0.05          0.08          0.09         0.00(h)      0.04

        2.25          4.38          3.94          3.22         1.67        (0.27)
    --------      --------      --------      --------      -------       ------
        2.29          4.43          4.02          3.31         1.67        (0.23)
    --------      --------      --------      --------      -------       ------

       (0.03)        (0.02)        (0.04)        (0.07)        --            --
       (1.58)        (0.92)        (0.75)        (0.40)        --          (0.04)
    --------      --------      --------      --------      -------       ------
       (1.61)        (0.94)        (0.79)        (0.47)        --          (0.04)
    --------      --------      --------      --------      -------       ------
    $  22.34      $  21.66      $  18.17      $  14.94      $ 12.10       $10.43
    ========      ========      ========      ========      =======       ======
       11.70%        25.28%        27.96%        27.85%       16.01%       (2.17)%
    ========      ========      ========      ========      =======       ======

    $314,558      $332,156      $176,027      $130,129      $87,604       $3,244

        0.97%         0.96%         1.00%         1.01%        1.40%(c)     1.50%

        0.17%         0.25%         0.50%         0.69%        0.53%(c)     0.29%
          53%           34%           33%           54%          27%          48%

        1.14%         1.14%         1.25%         1.26%        1.72%(c)     2.53%

See Notes Financial Statements.

Munder Real Estate Equity Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                   A Shares
                                        ------------------------------------------------------------------
                                        Year          Year          Year          Year          Period
                                        Ended         Ended         Ended         Ended         Ended
                                        6/30/99(e)    6/30/98(e)    6/30/97       6/30/96(e)    6/30/95(d)
                                        ----------    ----------    -------       ----------    ----------
Net asset value, beginning of period    $14.94        $14.40        $11.22        $10.09        $10.00
                                        ------        ------        ------        ------        ------
Income from investment operations:
Net investment income  ..............     0.57          0.64          0.44          0.45          0.36
Net realized and unrealized
  gain/(loss) on investments  .......    (1.63)         0.66          3.26          1.12          0.07
                                        ------        ------        ------        ------        ------
Total from investment operations  ...    (1.06)         1.30          3.70          1.57          0.43
                                        ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment income     (0.60)        (0.62)        (0.48)        (0.44)        (0.34)
Distributions in excess of net
  investment income  ................      --            --          (0.01)          --            --
Distributions from net realized
  gains  ............................    (0.39)        (0.14)          --            --            --
Distributions from capital  .........    (0.11)          --          (0.03)          --            --
                                        ------        ------        ------        ------        ------
Total distributions  ................    (1.10)        (0.76)        (0.52)        (0.44)        (0.34)
                                        ------        ------        ------        ------        ------
Net asset value, end of period  .....   $12.78        $14.94        $14.40        $11.22        $10.09
                                        ======        ======        ======        ======        ======
Total return (b)  ...................    (6.66)%        8.93%        33.51%        15.92%         4.45%
                                        ======        ======        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $3,530        $4,099        $1,426        $  267        $  223
Ratio of operating expenses to
  average net assets  ...............     1.27%         1.28%         1.35%         1.25%         1.50%(c)
Ratio of net investment income to
  average net assets  ...............     4.40%         4.15%         3.80%         4.25%         5.03%(c)
Portfolio turnover rate  ............       22%           15%           15%           17%            3%
Ratio of operating expenses to
  average net assets without waivers      1.27%         1.28%         1.38%         1.52%         7.23%(c)

----------------
(a) The Munder Real Estate Equity Investment Fund Class A Shares, Class B Shares and Class C Shares commenced operations on September 30, 1994, October 3, 1994 and January 5, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Per share numbers have been calculated using the average shares method.

See Notes Financial Statements.



                              B Shares                                                    C Shares
    --------------------------------------------------------------   -------------------------------------------------
    Year         Year         Year         Year         Period       Year         Year         Year         Period
    Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
    6/30/99(e)   6/30/98(e)   6/30/97      6/30/96(e)   6/30/95(d)   6/30/99(e)   6/30/98(e)   6/30/97      6/30/96(e)
    ----------   ----------   -------      ----------   ----------   ----------   ----------   -------      ----------
    $14.93       $14.40       $11.22       $10.09       $10.00       $14.98       $14.44       $11.25       $10.76
    ------       ------       ------       ------       ------       ------       ------       ------       ------

      0.47         0.53         0.36         0.38         0.30         0.48         0.53         0.36         0.18
     (1.63)        0.65         3.24         1.11         0.07        (1.64)        0.66         3.26         0.47
    ------       ------       ------       ------       ------       ------       ------       ------       ------
     (1.16)        1.18         3.60         1.49         0.37        (1.16)        1.19         3.62         0.65
    ------       ------       ------       ------       ------       ------       ------       ------       ------

     (0.51)       (0.51)       (0.38)       (0.36)       (0.28)       (0.51)       (0.51)       (0.39)       (0.16)
       --           --         (0.01)         --           --           --           --         (0.01)         --
     (0.39)       (0.14)         --           --           --         (0.39)       (0.14)         --           --
     (0.10)         --         (0.03)         --           --         (0.10)         --         (0.03)         --
    ------       ------       ------       ------       ------       ------       ------       ------       ------
     (1.00)       (0.65)       (0.42)       (0.36)       (0.28)       (1.00)       (0.65)       (0.43)       (0.16)
    ------       ------       ------       ------       ------       ------       ------       ------       ------
    $12.77       $14.93       $14.40       $11.22       $10.09       $12.82       $14.98       $14.44       $11.25
    ======       ======       ======       ======       ======       ======       ======       ======       ======
     (7.37)%       8.12%       32.52%       15.05%        3.87%       (7.34)%       8.17%       32.57%        6.08%
    ======       ======       ======       ======       ======       ======       ======       ======       ======

    $5,337       $6,956       $4,606       $1,707       $1,496       $1,251       $1,513       $  537       $    4
      2.02%        2.03%        2.10%        2.00%        2.25%(c)     2.02%        2.03%        2.10%        2.00%(c)
      3.70%        3.40%        3.05%        3.50%        4.28%(c)     3.73%        3.40%        3.05%        3.50%(c)
        22%          15%          15%          17%           3%          22%          15%          15%          17%

      2.02%        2.03%        2.13%        2.27%        7.98%(c)     2.02%        2.03%        2.13%        2.27%(c)

See Notes Financial Statements.

Munder Real Estate Equity Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                      Y Shares
                                        ------------------------------------------------------------------
                                        Year          Year          Year          Year          Period
                                        Ended         Ended         Ended         Ended         Ended
                                        6/30/99(e)    6/30/98(e)    6/30/97       6/30/96(e)    6/30/95(d)
                                        ----------    ----------    -------       ----------    ----------
Net asset value, beginning of period    $ 14.95       $ 14.40       $ 11.22       $ 10.09       $10.00
                                        -------       -------       -------       -------       ------
Income from investment operations:
Net investment income  ..............      0.60          0.68          0.51          0.47         0.37
Net realized and unrealized
  gain/(loss) on investments  .......     (1.62)         0.66          3.22          1.13         0.08
                                        -------       -------       -------       -------       ------
Total from investment operations  ...     (1.02)         1.34          3.73          1.60         0.45
                                        -------       -------       -------       -------       ------
Less distributions:
Dividends from net investment income      (0.64)        (0.65)        (0.51)        (0.47)       (0.36)
Distributions in excess of net
  investment income  ................      --            --           (0.01)         --            --
Distributions from net realized
  gains  ............................     (0.39)        (0.14)         --            --            --
Distributions from capital  .........     (0.10)         --           (0.03)         --            --
                                        -------       -------       -------       -------       ------
Total distributions  ................     (1.13)        (0.79)        (0.55)        (0.47)       (0.36)
                                        -------       -------       -------       -------       ------
Net asset value, end of period  .....   $ 12.80       $ 14.95       $ 14.40       $ 11.22       $10.09
                                        =======       =======       =======       =======       ======
Total return (b)  ...................     (6.35)%        9.24%        33.79%        16.20%        4.64%
                                        =======       =======       =======       =======       ======
Ratios to average net assets
  supplemental data:
Net assets, end of period (in 000's)    $68,856       $82,611       $48,206       $19,125       $4,989
Ratio of operating expenses to
  average net assets  ...............      1.02%         1.03%         1.10%         1.00%        1.25%(c)
Ratio of net investment income to
  average net assets  ...............      4.73%         4.40%         4.05%         4.50%        5.28%(c)
Portfolio turnover rate  ............        22%           15%           15%           17%           3%
Ratio of operating expenses to
  average net assets without waivers       1.02%         1.03%         1.13%         1.27%        6.98%(c)

----------------
(a) The Munder Real Estate Equity Investment Fund Class Y Shares commenced operations on October 3, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Per share numbers have been calculated using the average shares method.

See Notes Financial Statements.
Munder Small-Cap Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                     A Shares
                                        --------------------------------------
                                        Year          Year          Period
                                        Ended         Ended         Ended
                                        6/30/99(d)    6/30/98(d)    6/30/97(d)
                                        ----------    ----------    ----------
Net asset value, beginning of period    $14.24        $12.04        $10.22
                                        ------        ------        ------
Income from investment operations:
Net investment income/(loss)  .......     0.06          0.08          0.09
Net realized and unrealized
  gain/(loss) on investments  .......    (0.86)         2.82          1.77
                                        ------        ------        ------
Total from investment operations  ...    (0.80)         2.90          1.86
                                        ------        ------        ------
Less distributions:
Dividends from net investment income     (0.05)        (0.06)        (0.04)
Dividends in excess of net
  investment income  ................    (0.02)          --            --
Distribution from net realized
  capital gains  ....................    (0.27)        (0.64)          --
                                        ------        ------        ------
Total distributions  ................    (0.34)        (0.70)        (0.04)
                                        ------        ------        ------
Net asset value, end of period  .....   $13.10        $14.24        $12.04
                                        ======        ======        ======
Total return (b)  ...................    (5.19)%       24.36%        18.20%
                                        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $6,015        $6,474        $1,164
Ratio of operating expenses to
  average net assets  ...............     1.23%         1.27%         1.38%(c)
Ratio of net investment
  income/(loss) to average net
  assets  ...........................     0.49%         0.56%         1.93%(c)
Portfolio turnover rate  ............       69%           53%           73%
Ratio of operating expenses to
  average net assets without waivers      1.23%         1.27%         1.51%(c)

----------------
(a) The Munder Small-Cap Fund Class A Shares, Class B Shares, Class C Shares
    and Class Y Shares commenced operations on January 10, 1997, February 11,
    1997, January 13, 1997, and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

See Notes Financial Statements.


                 B Shares                               C Shares                                Y Shares
    ------------------------------------   ------------------------------------   -----------------------------------
    Year         Year         Period       Year         Year         Period       Year         Year         Period
    Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
    6/30/99(d)   6/30/98(d)   6/30/97(d)   6/30/99(d)   6/30/98(d)   6/30/97(d)   6/30/99(d)   6/30/98(d)   6/30/97(d)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $14.19       $12.03       $10.76       $14.18       $12.02       $10.22       $ 14.25      $ 12.04      $ 10.00
    ------       ------       ------       ------       ------       ------       -------      -------      -------

     (0.03)       (0.03)        0.05        (0.03)       (0.03)        0.05          0.09         0.11         0.12
     (0.84)        2.83         1.24        (0.86)        2.83         1.78         (0.85)        2.84         1.96
    ------       ------       ------       ------       ------       ------       -------      -------      -------
     (0.87)        2.80         1.29        (0.89)        2.80         1.83         (0.76)        2.95         2.08
    ------       ------       ------       ------       ------       ------       -------      -------      -------

     (0.00)(e)      --         (0.02)       (0.00)(e)      --         (0.03)        (0.09)       (0.10)       (0.04)
     (0.02)         --           --         (0.02)         --           --           --           --           --
     (0.27)       (0.64)         --         (0.27)       (0.64)         --          (0.27)       (0.64)        --
    ------       ------       ------       ------       ------       ------       -------      -------      -------
     (0.29)       (0.64)       (0.02)       (0.29)       (0.64)       (0.03)        (0.36)       (0.74)       (0.04)
    ------       ------       ------       ------       ------       ------       -------      -------      -------
    $13.03       $14.19       $12.03       $13.00       $14.18       $12.02       $ 13.13      $ 14.25      $ 12.04
    ======       ======       ======       ======       ======       ======       =======      =======      =======
     (5.85)%      23.58%       12.03%       (6.00)%      23.60%       17.92%        (5.01)%      24.84%       20.86%
    ======       ======       ======       ======       ======       ======       =======      =======      =======

    $3,287       $3,237       $  373       $1,845       $1,932       $  197       $59,432      $71,251      $18,271
      1.98%        2.02%        2.13%(c)     1.98%        2.02%        2.13%(c)      0.98%        1.02%        1.13%(c)
     (0.27)%      (0.19)%       1.18%(c)    (0.27)%      (0.19)%       1.18%(c)      0.72%        0.81%        2.18%(c)
        69%          53%          73%          69%          53%          73%           69%          53%          73%
      1.98%        2.02%        2.26%(c)     1.98%        2.02%        2.26%(c)      0.98%        1.02%        1.26%(c)

See Notes Financial Statements.

Munder Small Company Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          A Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(f)    6/30/98(f)    6/30/97(f)    6/30/96(f)    6/30/95(e)    2/28/95(d)
                                        ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period    $ 19.96       $ 21.61       $ 21.08       $15.28        $13.89        $14.37
                                        -------       -------       -------       ------        ------        ------
Income from investment operations:
Net investment loss  ................     (0.07)        (0.13)        (0.12)       (0.12)        (0.02)        (0.07)
Net realized and unrealized
  gain/(loss) on investments  .......     (2.15)         2.59          3.64         7.16          1.41         (0.39)
                                        -------       -------       -------       ------        ------        ------
Total from investment operations  ...     (2.22)         2.46          3.52         7.04          1.39         (0.46)
                                        -------       -------       -------       ------        ------        ------
Less distributions:
Distributions from net realized
  capital gains  ....................     (1.21)        (4.11)        (2.99)       (1.24)          --          (0.02)
                                        -------       -------       -------       ------        ------        ------
Total distributions  ................     (1.21)        (4.11)        (2.99)       (1.24)          --          (0.02)
                                        -------       -------       -------       ------        ------        ------
Net asset value, end of period  .....   $ 16.53       $ 19.96       $ 21.61       $21.08        $15.28        $13.89
                                        =======       =======       =======       ======        ======        ======
Total return (b)  ...................    (10.92)%       12.41%        18.88%       48.28%        10.01%        (3.21)%
                                        =======       =======       =======       ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $25,729       $20,909       $11,646       $4,832        $2,871        $2,697
Ratio of operating expenses to
  average net assets  ...............      1.22%         1.20%         1.22%        1.21%         1.21%(c)      1.23%
Ratio of net investment loss to
  average net assets  ...............     (0.44)%       (0.57)%       (0.62)%      (0.66)%       (0.41)%(c)    (0.40)%
Portfolio turnover rate  ............       108%          123%           98%          98%           39%           45%
Ratio of operating expenses to
  average net assets without waivers       1.22%         1.20%         1.22%        1.28%         1.46%(c)      1.48%

----------------
(a) The Munder Small Company Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on November 23, 1992, April 28, 1994 and September 26, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) Per share numbers have been calculated using the average shares method.

See Notes Financial Statements.

                                        B Shares
    --------------------------------------------------------------------------------
    Year          Year          Year          Year          Period        Period
    Ended         Ended         Ended         Ended         Ended         Ended
    6/30/99(f)    6/30/98(f)    6/30/97(f)    6/30/96(f)    6/30/95(e)    2/28/95(d)
    ----------    ----------    ----------    ----------    ----------    ----------
    $ 19.16       $ 21.05       $20.74        $15.15        $13.81        $13.54
    -------       -------       ------        ------        ------        ------

      (0.19)        (0.28)       (0.25)        (0.26)        (0.05)        (0.05)
      (2.05)         2.50         3.55          7.09          1.39          0.34
    -------       -------       ------        ------        ------        ------
      (2.24)         2.22         3.30          6.83          1.34          0.29
    -------       -------       ------        ------        ------        ------

      (1.21)        (4.11)       (2.99)        (1.24)          --          (0.02)
    -------       -------       ------        ------        ------        ------
      (1.21)        (4.11)       (2.99)        (1.24)          --          (0.02)
    -------       -------       ------        ------        ------        ------
    $ 15.71       $ 19.16       $21.05        $20.74        $15.15        $13.81
    =======       =======       ======        ======        ======        ======
     (11.55)%       11.51%       18.06%        47.26%         9.70%         2.13%
    =======       =======       ======        ======        ======        ======

    $ 8,745       $14,013       $5,735        $  990        $   46        $   39
       1.97%         1.95%        1.97%         1.96%         1.96%(c)      1.85%(c)
      (1.19)%       (1.32)%      (1.37)%       (1.41)%       (1.16)%(c)    (1.02)%(c)
        108%          123%          98%           98%           39%           45%

       1.97%         1.95%        1.97%         2.03%         2.21%(c)      2.10%(c)

See Notes Financial Statements.

                           C Shares
    ----------------------------------------------------
    Year          Year          Year          Period
    Ended         Ended         Ended         Ended
    6/30/99(f)    6/30/98(f)    6/30/97(f)    6/30/96(f)
    ----------    ----------    ----------    ----------
    $ 19.46       $21.32        $20.93        $17.05
    -------       ------        ------        ------

      (0.19)       (0.28)        (0.25)        (0.21)
      (2.09)        2.53          3.63          5.33
    -------       ------        ------        ------
      (2.28)        2.25          3.38          5.12
    -------       ------        ------        ------

      (1.21)       (4.11)        (2.99)        (1.24)
    -------       ------        ------        ------
      (1.21)       (4.11)        (2.99)        (1.24)
    -------       ------        ------        ------
    $ 15.97       $19.46        $21.32        $20.93
    =======       ======        ======        ======
     (11.58)%      11.50%        18.26%        31.97%
    =======       ======        ======        ======

    $ 3,839       $6,319        $2,271        $   76
       1.97%        1.95%         1.97%         1.96%(c)
      (1.19)%      (1.32)%       (1.37)%       (1.41)%(c)
        108%         123%           98%           98%

       1.97%        1.95%         1.97%         2.03%(c)

See Notes Financial Statements.
Munder Small Company Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             Y Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(f)    6/30/98(f)    6/30/97(f)    6/30/96(f)    6/30/95(e)    2/28/95(d)
                                        ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period    $  20.26      $  21.84      $  21.21      $  15.33      $ 13.93       $ 14.38
                                        --------      --------      --------      --------      -------       -------
Income from investment operations:
Net investment loss  ................      (0.03)        (0.07)        (0.07)        (0.07)       (0.01)        (0.02)
Net realized and unrealized
  gain/(loss) on investments  .......      (2.17)         2.60          3.69          7.19         1.41         (0.41)
                                        --------      --------      --------      --------      -------       -------
Total from investment operations  ...      (2.20)         2.53          3.62          7.12         1.40         (0.43)
                                        --------      --------      --------      --------      -------       -------
Less distributions:
Dividends in excess of net
  investment income  ................      (0.02)         --            --            --           --            --
Distributions from net realized
  capital gains  ....................      (1.21)        (4.11)        (2.99)        (1.24)        --           (0.02)
                                        --------      --------      --------      --------      -------       -------
Total distributions  ................      (1.23)        (4.11)        (2.99)        (1.24)        --           (0.02)
                                        --------      --------      --------      --------      -------       -------
Net asset value, end of period  .....   $  16.83      $  20.26      $  21.84      $  21.21      $ 15.33       $ 13.93
                                        ========      ========      ========      ========      =======       =======
Total return (b)  ...................     (10.62)%       12.57%        19.26%        48.65%       10.05%        (3.00)%
                                        ========      ========      ========      ========      =======       =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $163,827      $209,081      $152,772      $107,492      $79,968       $72,207
Ratio of operating expenses to
  average net assets  ...............       0.97%         0.95%         0.97%         0.96%        0.96%(c)      0.98%
Ratio of net investment loss to
  average net assets  ...............      (0.19)%       (0.32)%       (0.37)%       (0.41)%      (0.16)%(c)    (0.15)%
Portfolio turnover rate  ............        108%          123%           98%           98%          39%           45%
Ratio of operating expenses to
  average net assets without waivers        0.97%         0.95%         0.97%         1.03%        1.21%(c)      1.23%

----------------
(a) The Munder Small Company Growth Fund Class Y Shares commenced operations on December 1, 1991.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) Per share numbers have been calculated using the average shares method.

See Notes Financial Statements.
Munder Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                               A Shares
                                        ----------------------------------------------------
                                        Year          Year          Year          Period
                                        Ended         Ended         Ended         Ended
                                        6/30/99(d)    6/30/98(d)    6/30/97(d)    6/30/96(d)
                                        ----------    ----------    ----------    ----------
Net asset value, beginning of period    $16.19        $13.98        $11.57        $10.38
                                        ------        ------        ------        ------
Income from investment operations:
Net investment income/(loss)  .......     0.07          0.10          0.08          0.05
Net realized and unrealized
  gain/(loss) on investments  .......    (0.21)         3.35          3.64          1.19
                                        ------        ------        ------        ------
Total from investment operations  ...    (0.14)         3.45          3.72          1.24
                                        ------        ------        ------        ------
Less distributions:
Dividends from net investment income     (0.04)        (0.09)        (0.09)        (0.05)
Distributions from net realized
  gains  ............................    (0.55)        (1.15)        (1.22)          --
                                        ------        ------        ------        ------
Total distributions  ................    (0.59)        (1.24)        (1.31)        (0.05)
                                        ------        ------        ------        ------
Net asset value, end of period  .....   $15.46        $16.19        $13.98        $11.57
                                        ======        ======        ======        ======
Total return (b)  ...................    (0.23)%       25.53%        34.38%        11.95%
                                        ======        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $2,979        $5,763        $1,587        $  424
Ratio of operating expenses to
  average net assets  ...............     1.23%         1.24%         1.27%         1.20%(c)
Ratio of net investment
  income/(loss) to average net
  assets  ...........................     0.47%         0.61%         0.70%         0.64%(c)
Portfolio turnover rate  ............      138%           92%          139%          223%
Ratio of operating expenses to
  average net assets without waivers      1.23%         1.24%         1.31%         1.30%(c)

----------------
(a) The Munder Value Fund Class A Shares, Class B Shares and Class C Shares commenced operations on September 14, 1995, September 19, 1995 and February 9, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes Financial Statements.

                                     B Shares                                                 C Shares
    ------------------------------------------------------------------    --------------------------------------
    Year          Year          Year          Period        Year          Year          Year          Period
    Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended
    6/30/99(d)    6/30/98(d)    6/30/97(d)    6/30/96(d)    6/30/99(d)    6/30/98(d)    6/30/97(d)    6/30/96(d)
    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
    $16.11        $13.93        $11.55        $10.41        $16.09        $13.93        $11.54        $11.35
    ------        ------        ------        ------        ------        ------        ------        ------

     (0.03)        (0.02)        (0.01)        (0.01)        (0.03)        (0.02)        (0.01)        (0.01)
     (0.24)         3.36          3.61          1.16         (0.24)         3.34          3.62          0.23
    ------        ------        ------        ------        ------        ------        ------        ------
     (0.27)         3.34          3.60          1.15         (0.27)         3.32          3.61          0.22
    ------        ------        ------        ------        ------        ------        ------        ------

       --          (0.01)          --          (0.01)          --          (0.01)          --          (0.03)
     (0.55)        (1.15)        (1.22)          --          (0.55)        (1.15)        (1.22)          --
    ------        ------        ------        ------        ------        ------        ------        ------
     (0.55)        (1.16)        (1.22)        (0.01)        (0.55)        (1.16)        (1.22)        (0.03)
    ------        ------        ------        ------        ------        ------        ------        ------
    $15.29        $16.11        $13.93        $11.55        $15.27        $16.09        $13.93        $11.54
    ======        ======        ======        ======        ======        ======        ======        ======
     (1.23)%       24.93%        33.24%        11.09%        (1.23)%       24.78%        33.36%         1.90%
    ======        ======        ======        ======        ======        ======        ======        ======

    $3,765        $2,309        $  935        $  103        $1,828        $1,179        $  527        $  348
      1.98%         1.99%         2.02%         1.95%(c)      1.98%         1.99%         2.02%         1.95%(c)
     (0.21)%       (0.14)%       (0.05)%       (0.11)%(c)    (0.19)%       (0.14)%       (0.05)%       (0.11)%(c)
       138%           92%          139%          223%          138%           92%          139%          223%
      1.98%         1.99%         2.06%         2.05%(c)      1.98%         1.99%         2.06%         2.05%(c)

See Notes Financial Statements.
Munder Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                               Y Shares
                                        ----------------------------------------------------
                                        Year          Year          Year          Period
                                        Ended         Ended         Ended         Ended
                                        6/30/99(d)    6/30/98(d)    6/30/97(d)    6/30/96(d)
                                        ----------    ----------    ----------    ----------
Net asset value, beginning of period    $  16.23      $  14.00      $ 11.59       $ 10.00
                                        --------      --------      -------       -------
Income from investment operations:
Net investment income  ..............       0.11          0.13         0.12          0.09
Net realized and unrealized
  gain/(loss) on investments  .......      (0.22)         3.38         3.63          1.56
                                        --------      --------      -------       -------
Total from investment operations  ...      (0.11)         3.51         3.75          1.65
                                        --------      --------      -------       -------
Less distributions:
Dividends from net investment income       (0.08)        (0.13)       (0.12)        (0.06)
Distributions from net realized
  gains  ............................      (0.55)        (1.15)       (1.22)         --
                                        --------      --------      -------       -------
Total distributions  ................      (0.63)        (1.28)       (1.34)        (0.06)
                                        --------      --------      -------       -------
Net asset value, end of period  .....   $  15.49      $  16.23      $ 14.00       $ 11.59
                                        ========      ========      =======       =======
Total return (b)  ...................      (0.16)%       26.12%       34.66%        16.52%
                                        ========      ========      =======       =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $140,011      $165,235      $80,004       $35,432
Ratio of operating expenses to
  average net assets  ...............       0.98%         0.99%        1.02%         0.95%(c)
Ratio of net investment income to
  average net assets  ...............       0.78%         0.86%        0.95%         0.89%(c)
Portfolio turnover rate  ............        138%           92%         139%          223%
Ratio of operating expenses to
  average net assets without waivers        0.98%         0.99%        1.06%         1.05%(c)

----------------
(a) The Munder Value Fund Class Y Shares commenced operations on August 18,
    1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes Financial Statements.
Munder Framlington Emerging Markets Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                       A Shares                                B Shares
                                        --------------------------------------    --------------------------------------
                                        Year          Year          Period        Year          Year          Period
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(d)    6/30/98(d)    6/30/97(d)    6/30/99(d)    6/30/98(d)    6/30/97(d)
                                        ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period    $ 8.99        $ 12.92       $10.18        $ 8.95        $ 12.91       $11.13
                                        ------        -------       ------        ------        -------       ------
Income from investment operations:
Net investment income/(loss)  .......     0.03           0.11         0.05         (0.03)          0.02         0.01
Net realized and unrealized
  gain/(loss) on investments  .......     2.67          (3.73)        2.71          2.55          (3.71)        1.79
                                        ------        -------       ------        ------        -------       ------
Total from investment operations  ...     2.70          (3.62)        2.76          2.52          (3.69)        1.80
                                        ------        -------       ------        ------        -------       ------
Less distributions:
Dividends from net investment income       --           (0.04)       (0.02)          --           (0.00)(e)    (0.02)
Distributions from net realized
  gains  ............................      --           (0.05)         --            --           (0.05)         --
Distributions in excess of net
  realized gains  ...................      --           (0.22)         --            --           (0.22)         --
                                        ------        -------       ------        ------        -------       ------
Total distributions  ................      --           (0.31)       (0.02)          --           (0.27)       (0.02)
                                        ------        -------       ------        ------        -------       ------
Net asset value, end of period  .....   $11.69        $  8.99       $12.92        $11.47        $  8.95       $12.91
                                        ======        =======       ======        ======        =======       ======
Total return (b)  ...................    30.03%        (28.34)%      27.16%        28.16%        (28.90)%      16.21%
                                        ======        =======       ======        ======        =======       ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $  961        $   632       $  532        $1,121        $   511       $  134
Ratio of operating expenses to
  average net assets  ...............     1.85%          1.89%        1.79%(c)      2.60%          2.64%        2.54%(c)
Ratio of net investment
  income/(loss) to average net
  assets  ...........................     0.39%          0.93%        1.14%(c)     (0.36)%         0.18%        0.39%(c)
Portfolio turnover rate  ............      159%            94%          46%          159%            94%          46%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ..............     2.12%          2.14%        5.43%(c)      2.87%          2.89%        6.18%(c)

----------------
(a) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on January 14, 1997, February 25, 1997, March 3, 1997 and December 31, 1996,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $ 0.01 per share.

See Notes Financial Statements.

                   C Shares                                   Y Shares
    --------------------------------------    --------------------------------------
    Year          Year          Period        Year          Year          Period
    Ended         Ended         Ended         Ended         Ended         Ended
    6/30/99(d)    6/30/98(d)    6/30/97(d)    6/30/99(d)    6/30/98(d)    6/30/97(d)
    ----------    ----------    ----------    ----------    ----------    ----------
    $ 8.96        $ 12.92       $10.95        $  9.00       $ 12.92       $10.00
    ------        -------       ------        -------       -------       ------

     (0.03)          0.02         0.01           0.05          0.13         0.07

      2.54          (3.71)        1.96           2.59         (3.72)        2.88
    ------        -------       ------        -------       -------       ------
      2.51          (3.69)        1.97           2.64         (3.59)        2.95
    ------        -------       ------        -------       -------       ------

       --           (0.00) (e)   (0.00)(e)       --           (0.06)       (0.03)
       --           (0.05)         --            --           (0.05)         --
       --           (0.22)         --            --           (0.22)         --
    ------        -------       ------        -------       -------       ------
       --           (0.27)       (0.00)(e)       --           (0.33)       (0.03)
    ------        -------       ------        -------       -------       ------
    $11.47        $  8.96       $12.92        $ 11.64       $  9.00       $12.92
    ======        =======       ======        =======       =======       ======
     28.01%        (28.88)%      18.03%         29.33%       (28.12)%      29.51%
    ======        =======       ======        =======       =======       ======

    $  497        $   132       $   24        $17,857       $14,332       $4,826
      2.60%          2.64%        2.54%(c)       1.60%         1.64%        1.54%(c)

     (0.36)%         0.18%        0.39%(c)       0.64%         1.18%        1.39%(c)
       159%            94%          46%           159%           94%          46%

      2.87%          2.89%        6.18%(c)       1.87%         1.89%        5.18%(c)

See Notes Financial Statements.
Munder Framlington Healthcare Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                       A Shares                                B Shares
                                        -------------------------------------    -----------------------------------
                                        Year          Year          Period        Year          Year          Period
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(d)    6/30/98(d)    6/30/97(d)    6/30/99(d)    6/30/98(d)    6/30/97
                                        ----------    ----------    ----------    ----------    ----------    -------
Net asset value, beginning of period    $ 11.82       $10.89        $11.30        $ 11.69       $10.85        $11.02
                                        -------       ------        ------        -------       ------        ------
Income from investment operations:
Net investment loss  ................     (0.13)       (0.15)        (0.01)         (0.21)       (0.23)        (0.02)
Net realized and unrealized
  gain/(loss) on investments  .......     (1.13)        1.08         (0.40)         (1.11)        1.07         (0.15)
                                        -------       ------        ------        -------       ------        ------
Total from investment operations  ...     (1.26)        0.93         (0.41)         (1.32)        0.84         (0.17)
                                        -------       ------        ------        -------       ------        ------
Less distributions:
Distributions from net realized
  gains  ............................     (0.08)         --            --           (0.08)         --            --
Distributions in excess of net
  realized gains  ...................     (0.02)         --            --           (0.02)         --            --
                                        -------       ------        ------        -------       ------        ------
Total distributions  ................     (0.10)         --            --           (0.10)         --            --
                                        -------       ------        ------        -------       ------        ------
Net asset value, end of period  .....   $ 10.46       $11.82        $10.89        $ 10.27       $11.69        $10.85
                                        =======       ======        ======        =======       ======        ======
Total return (b)  ...................    (10.69)%       8.54%        (3.63)%       (11.40)%       7.83%        (1.54)%
                                        =======       ======        ======        =======       ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $ 3,382       $4,984        $  664        $ 6,682       $8,664        $1,063
Ratio of operating expenses to
  average net assets  ...............      1.61%        1.62%         1.55%(c)       2.36%        2.37%         2.30%(c)
Ratio of net investment loss to
  average net assets  ...............     (1.27)%      (1.20)%       (0.95)%(c)     (2.02)%      (1.95)%       (1.70)%(c)
Portfolio turnover rate  ............        49%          47%           14%            49%          47%           14%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ..............      1.92%        2.40%         7.33%(c)       2.67%        3.15%         8.08%(c)

----------------
(a) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on February 14, 1997, January 31, 1997, January 13, 1997 and December 31, 1996,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes Financial Statements.

                   C Shares                                   Y Shares
    -----------------------------------       -----------------------------------
    Year          Year          Period        Year          Year          Period
    Ended         Ended         Ended         Ended         Ended         Ended
    6/30/99(d)    6/30/98(d)    6/30/97       6/30/99(d)    6/30/98(d)    6/30/97
    ----------    ----------    -------       ----------    ----------    -------
    $ 11.69       $10.86        $10.40        $ 11.84       $10.89        $10.00
    -------       ------        ------        -------       ------        ------

      (0.21)       (0.23)        (0.01)         (0.11)       (0.11)        (0.03)

      (1.11)        1.06          0.47          (1.13)        1.06          0.92
    -------       ------        ------        -------       ------        ------
      (1.32)        0.83          0.46          (1.24)        0.95          0.89
    -------       ------        ------        -------       ------        ------

      (0.08)         --            --           (0.08)         --            --
      (0.02)         --            --           (0.02)         --            --
    -------       ------        ------        -------       ------        ------
      (0.10)         --            --           (0.10)         --            --
    -------       ------        ------        -------       ------        ------
    $ 10.27       $11.69        $10.86        $ 10.50       $11.84        $10.89
    =======       ======        ======        =======       ======        ======
     (11.40)%       7.73%         4.42%        (10.42)%       8.72%         8.90%
    =======       ======        ======        =======       ======        ======

    $ 1,652       $3,378        $  164        $ 5,303       $5,458        $2,086
       2.36%        2.37%         2.30%(c)       1.36%        1.37%         1.30%(c)
      (2.02)%      (1.95)%       (1.70)%(c)     (1.03)%      (0.95)%       (0.70)%(c)
         49%          47%           14%            49%          47%           14%

       2.67%        3.15%         8.08%(c)       1.67%        2.15%         7.08%(c)

See Notes Financial Statements.
Munder Framlington International Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                       A Shares                                B Shares
                                        --------------------------------------    --------------------------------------
                                        Year          Year          Period        Year          Year          Period
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(d)    6/30/98(d)    6/30/97(d)    6/30/99(d)    6/30/98(d)    6/30/97(d)
                                        ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period    $11.92        $11.35        $10.10        $11.83        $11.32        $ 9.85
                                        ------        ------        ------        ------        ------        ------
Income from investment operations:
Net investment income/(loss)  .......    (0.02)         0.02          0.05         (0.10)        (0.06)         0.01
Net realized and unrealized gain on
  investments  ......................     0.90          0.61          1.20          0.84          0.61          1.46
                                        ------        ------        ------        ------        ------        ------
Total from investment operations  ...     0.88          0.63          1.25          0.74          0.55          1.47
                                        ------        ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment income       --          (0.02)          --            --            --            --
Distributions from net realized
  gains  ............................    (0.01)        (0.03)          --          (0.01)        (0.03)          --
Distributions in excess of net
  realized gains  ...................      --          (0.01)          --            --          (0.01)          --
                                        ------        ------        ------        ------        ------        ------
Total distributions  ................    (0.01)        (0.06)          --          (0.01)        (0.04)          --
                                        ------        ------        ------        ------        ------        ------
Net asset value, end of period  .....   $12.79        $11.92        $11.35        $12.56        $11.83        $11.32
                                        ======        ======        ======        ======        ======        ======
Total return (b)  ...................     7.36%         5.60%        12.38%         6.23%         4.88%        14.92%
                                        ======        ======        ======        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $2,869        $1,601        $1,103        $  546        $  591        $  128
Ratio of operating expenses to
  average net assets  ...............     1.60%         1.62%         1.55%(c)      2.36%         2.37%         2.30%(c)
Ratio of net investment
  income/(loss) to average net
  assets  ...........................    (0.16)%        0.21%         1.01%(c)     (0.92)%       (0.54)%        0.26%(c)
Portfolio turnover rate  ............       66%           38%           15%           66%           38%           15%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ..............     1.75%         1.82%         2.56%(c)      2.51%         2.57%         3.31%(c)

----------------
(a) The Munder Framlington International Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on February 20, 1997, March 19, 1997, February 13, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

See Notes Financial Statements.

                   C Shares                                   Y Shares
    --------------------------------------    --------------------------------------
    Year          Year          Period        Year          Year          Period
    Ended         Ended         Ended         Ended         Ended         Ended
    6/30/99(d)    6/30/98(d)    6/30/97(d)    6/30/99(d)    6/30/98(d)    6/30/97(d)
    ----------    ----------    ----------    ----------    ----------    ----------
    $11.86        $11.33        $10.03        $ 11.94       $ 11.35       $ 10.00
    ------        ------        ------        -------       -------       -------

     (0.10)        (0.06)         0.01           0.01          0.05          0.07
      0.83          0.63          1.29           0.87          0.61          1.28
    ------        ------        ------        -------       -------       -------
      0.73          0.57          1.30           0.88          0.66          1.35
    ------        ------        ------        -------       -------       -------

       --            --            --            --           (0.03)         --
     (0.01)        (0.03)          --           (0.01)        (0.03)         --
       --          (0.01)          --            --           (0.01)         --
    ------        ------        ------        -------       -------       -------
     (0.01)        (0.04)          --           (0.01)        (0.07)         --
    ------        ------        ------        -------       -------       -------
    $12.58        $11.86        $11.33        $ 12.81       $ 11.94       $ 11.35
    ======        ======        ======        =======       =======       =======
      6.13%         5.05%        12.96%          7.35%         5.86%        13.50%
    ======        ======        ======        =======       =======       =======

    $  172        $  196        $   62        $60,940       $64,643       $23,831
      2.36%         2.37%         2.30%(c)       1.36%         1.37%         1.30%(c)

     (0.92)%       (0.54)%        0.26%(c)       0.08%         0.46%         1.26%(c)
        66%           38%           15%            66%           38%           15%

      2.51%         2.58%         3.31%(c)       1.51%         1.57%         2.31%(c)

See Notes Financial Statements.
The Munder Funds
Notes To Financial Statements, June 30, 1999

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 32 portfolios currently in operation. Information presented in these financial statements pertains only to the equity funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the other remaining funds of MFI, MFT and the Framlington are presented in separate reports.


EQUITY FUNDS
MFI:
Munder Micro-Cap Equity Fund
Munder Multi-Season Growth Fund
Munder Real Estate Equity Investment Fund
Munder Small-Cap Value Fund
Munder Value Fund

MFT:
Munder Balanced Fund
Munder Growth & Income Fund
Munder International Equity Fund
Munder Small Company Growth Fund

Framlington:
Munder Framlington Emerging Markets Fund
Munder Framlington Healthcare Fund
Munder Framlington International Growth Fund

      The Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Financial Highlights of Class K Shares of the Funds are presented in a separate annual report. Each Fund is classified as a diversified management investment company under the 1940 Act.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

      Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by Munder Capital Management (the "Advisor"), and under certain circumstances by a pricing committee, under the guidelines approved by supervision of the Boards of Trustees and



Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mean price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

      Forward Foreign Currency Exchange Contracts: Each Fund (except Real Estate Equity Investment Fund) may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency: The books and records of Munder International Equity Fund, Munder Framlington Emerging Markets Fund and Munder Framlington International Growth Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/ (depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

      Futures Contracts: Each Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/ (depreciation), if any, is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which the Fund seeks to assert its rights. The Advisor, acting under the guidelines approved by the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of the Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. This income is reflected as other income in the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by Munder International Equity Fund, Munder Multi-Season Growth Fund, Munder Micro-Cap Equity Fund, Munder Small-Cap Value Fund, Munder Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund; quarterly (if available) by Munder Balanced Fund, Munder Growth & Income Fund, and Munder Small Company Growth Fund; and monthly by Munder Real Estate Equity Investment Fund. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. The Munder Growth & Income Fund, Munder Multi-Season Growth Fund and Munder Value Fund also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

      As determined on June 30, 1999, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Sub-Advisor, Custodian and Other Related Party
   Transactions

      For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                          Fees on Assets         Fees on Assets
                                                        up to $500 Million   Exceeding $500 Million
                                                        ------------------   ----------------------
Munder Multi-Season Growth Fund .....................          1.00%                  0.75%


                                                          Fees on Assets         Fees on Assets
                                                        up to $250 Million   Exceeding $250 Million
                                                        ------------------   ----------------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund .............          1.00%                  0.75%


                                                         Fees on Average
                                                         Daily Net Assets
                                                        ------------------
Munder Micro-Cap Equity Fund ........................         1.00%
Munder Growth & Income Fund, Munder International
  Equity Fund, Munder Small-Cap Value Fund, and
  Munder Small Company Growth Fund ..................         0.75%
Munder Real Estate Equity Investment Fund and Munder
  Value Fund ........................................         0.74%
Munder Balanced Fund ................................         0.65%
Munder Framlington Emerging Markets Fund ............         1.25%


      The Advisor voluntarily waived fees and reimbursed expenses for the year ended June 30, 1999, for the following Funds:

                                                                    Expenses
                         Fund                        Fees Waived   Reimbursed
                         ----                        -----------   ----------
Munder Micro-Cap Equity Fund ......................        --      $ 50,658
Munder Multi-Season Growth Fund ...................   $1,250,000       --
Munder Framlington Emerging Markets Fund ..........        --       118,477
Munder Framlington Healthcare Fund ................        --        59,761
Munder Framlington International Growth Fund ......        --        93,638

      Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to The Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Munder Framlington Healthcare Fund and the Munder Framlington International Growth Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Munder Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

      Effective July 2, 1998 Comerica Bank ("Comerica") acquired an additional interest in the Advisor whereby it now owns approximately 88% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $193,383 for its shareholder services to the Munder Funds for the year ended June 30, 1999.

      Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $30,000 annual retainer for services in such capacity plus $2,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. No officer, director or employee of the Advisor, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. Distribution and Service Plans

      The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plans also permit payments to be made by each Fund to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). The Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of each Fund. Under the Class K Plans, the Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers.


      Comerica Securities and LPM Investment Services, Inc. ("LPM") are among the Service Organizations who receive trail commissions from the Distributor. Comerica Securities is a wholly owned subsidiary of Comerica. LPM is an affiliate of the Advisor. For the year ended June 30, 1999, the Distributor paid $13,297 and $34,920 to Comerica Securities and LPM, respectively, for shareholder services provided to the Funds.

      For the year ended June 30, 1999, the effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans are as follows:


                        Class A      Class B      Class C       Class K
                        Shares       Shares       Shares        Shares
                      12b-1 Fees   12b-1 Fees   12b-1 Fees   Service Fees
                      ----------   ----------   ----------   ------------
The Funds .........      0.25%        1.00%        1.00%         0.25%


4. Securities Transactions

      For the year ended June 30, 1999, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                                   Cost of Purchases   Proceeds from Sales
                                                   -----------------   -------------------
Munder Balanced Fund .............................
Munder Balanced Fund .............................   $ 64,809,924        $ 85,955,935
Munder Growth & Income Fund ......................    116,370,634         144,970,799
Munder International Equity Fund .................     46,488,605          60,124,748
Munder Micro-Cap Equity Fund .....................     78,716,209          86,283,512
Munder Multi-Season Growth Fund ..................    374,814,846         444,750,355
Munder Real Estate Equity Investment Fund ........     18,980,670          20,320,961
Munder Small-Cap Value Fund ......................     88,049,142          89,786,852
Munder Small Company Growth Fund .................    351,465,640         383,215,667
Munder Value Fund ................................    208,457,677         234,621,294
Munder Framlington Emerging Markets Fund .........     66,500,373          61,857,935
Munder Framlington Healthcare Fund ...............      9,321,729          11,850,304
Munder Framlington International Growth Fund .....     40,494,519          49,156,293


      For the year ended June 30, 1999, purchases and sales of U.S. Government securities, excluding short-term investments, were as follows:


                                                   Cost of Purchases   Proceeds from Sales
                                                   -----------------   -------------------
Munder Balanced Fund .............................   $6,526,322          $16,347,193


      At June 30, 1999, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                    Tax Basis      Tax Basis
                                                   Unrealized     Unrealized
                                                  Appreciation   Depreciation
                                                  ------------   ------------
Munder Balanced Fund ...........................  $  6,850,032    $ 1,686,643
Munder Growth & Income Fund ....................    58,743,598      3,157,806
Munder International Equity Fund ...............    66,633,337     11,397,362
Munder Micro-Cap Equity Fund ...................    10,794,829      1,182,633
Munder Multi-Season Growth Fund ................   259,012,860      3,516,145
Munder Real Estate Equity Investment Fund ......     3,476,507      5,446,617
Munder Small-Cap Value Fund ....................    26,205,098     10,619,194
Munder Small Company Growth Fund ...............    54,650,444     12,100,262
Munder Value Fund ..............................    21,960,944      1,666,966
Munder Framlington Emerging Markets Fund .......    12,463,338      5,303,413
Munder Framlington Healthcare Fund .............     2,742,334      4,223,008
Munder Framlington International Growth Fund ...    13,381,505      3,124,243


5. Geographic and Industry Concentration

      The Munder International Equity Fund primarily invests in foreign securities and Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest at least 65% of their total net assets in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

      The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

      The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

6. Organizational Costs

      Expenses incurred prior to June 30, 1998 in connection with the organization of the Munder Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. Reorganization

      On December 4, 1998, Munder Accelerating Growth Fund transferred its net assets to Munder Multi-Season Growth Fund in a tax-free exchange for Munder Multi-Season Growth Fund shares having an aggregate net asset value equal to the value of the net assets of the Munder Accelerating Growth Fund acquired, pursuant to a plan of reorganization approved by Munder Accelerating Growth Fund's shareholders on November 20, 1998. Net unrealized appreciation of investments for Munder Accelerating Growth Fund, prior to the acquisition, was $14,874,166. The total shares issued by Munder Multi-Season Growth Fund were 2,266,819 and, prior to the acquisition, the total net assets of Munder Accelerating Growth Fund and Munder Multi-Season Growth Fund were $43,643,141 and $707,634,542, respectively. The total net assets of Munder Multi-Season Growth Fund after the acquisition were $751,277,683.

8. Income Tax Information

      As determined at June 30, 1999 the following Munder Funds had available for Federal income tax purposes, unused capital losses as follows:

                                                          Expiring
                                                            2007
                                                          --------
Munder Micro-Cap Equity Fund ........................   $ 6,169,618
Munder Small-Cap Value Fund .........................     3,803,999
Munder Small Company Growth Fund ....................    46,123,147
Munder Framlington Emerging Markets Fund ............    13,156,700

      Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Munder Funds have elected to defer net capital and currency losses arising between November 1, 1998 and June 30, 1999 as follows:

                                                           Amount
                                                           ------
Munder Micro-Cap Equity Fund ........................   $   381,532
Munder Real Estate Equity Investment Fund ...........     1,946,987
Munder Small Company Growth Fund ....................    13,562,982
Munder Framlington Emerging Markets Fund ............       437,587
Munder Framlington Healthcare Fund ..................       589,627
Munder Framlington International Growth Fund ........       104,043


9. Year 2000 (Unaudited)

      Like other mutual funds, financial institutions and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by the Advisor and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Advisor is taking steps that it believes are reasonably designed to address year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by a Fund's other major service providers. Although there can be no assurances, the Advisor believes that these steps will be sufficient to avoid any adverse impacts on any of the Funds. Similarly, the companies and other issuers in which a Fund invests could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid an adverse impact on a Fund.



              Report of Ernst & Young LLP, Independent Auditors


To the Board of Directors/Trustees and Shareholders of The Munder Funds Trust
The Munder Funds, Inc.
The Munder Framlington Funds Trust


We have audited the accompanying statements of assets and liabilities of the Munder Balanced Fund, Munder Growth & Income Fund, Munder International Equity Fund and Munder Small Company Growth Fund (four of the portfolios constituting The Munder Funds Trust), the Munder Micro-Cap Equity Fund, Munder Multi-Season Growth Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund and Munder Value Fund (five of the portfolios constituting The Munder Funds, Inc.), and the Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund (three of the portfolios constituting The Munder Framlington Funds Trust) (collectively, the "Funds"), including the portfolios of investments, as of June 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above constituting The Munder Funds Trust, The Munder Funds, Inc., and The Munder Framlington Funds Trust at June 30, 1999, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

Boston, Massachusetts
August 16, 1999



The Munder Funds
Tax Information, June 30, 1999 (Unaudited)

      The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 1999, were as follows:

Munder Balanced Fund
  Federal Home Loan Mortgage Corporation ............   2.9%
  Federal National Mortgage Association .............   2.6%
  Government Agency Debentures ......................   0.9%
  Government National Mortgage Association ..........   0.4%
  U.S. Treasury Bond ................................   6.0%
  U.S. Treasury Notes ...............................   1.0%

      Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders:

Munder Balanced Fund ................................    13.9%
Munder Growth & Income Fund .........................   100.0%
Munder International Equity Fund ....................     2.6%
Munder Real Estate Equity Investment Fund ...........    17.7%
Munder Small-Cap Value Fund .........................   100.0%
Munder Value Fund ...................................   100.0%
Munder Framlington International Growth Fund ........    15.7%


      The following amounts have been designated as capital gains dividends for the purpose of the dividend paid deduction:

Munder Balanced Fund ................................   $ 7,497,837
Munder Growth & Income Fund .........................    23,158,430
Munder International Equity Fund ....................     3,132,554
Munder Micro-Cap Equity Fund ........................        34,961
Munder Multi-Season Growth Fund .....................    87,316,064
Munder Real Estate Equity Investment Fund ...........     1,711,785
Munder Small-Cap Value Fund .........................       973,558
Munder Small Company Growth Fund ....................    24,626,194
Munder Value Fund ...................................     4,717,521
Munder Framlington Healthcare Fund ..................       180,441


      The following amounts have been designated as foreign tax credits for regular Federal income tax purposes:

Munder International Equity Fund ....................   $382,077
Munder Framlington International Growth Fund ........     99,445



                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee P. Munder

OFFICERS
               Lee P. Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Therese Hogan, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               211 South Gulph Road
               King of Prussia, PA 19406-3101

ADMINISTRATOR & CUSTODIAN
               State Street Bank & Trust Company
               225 Franklin Street
               Boston, MA 02110

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116






                                          (OUTSIDE BACK COVER)

ANNEQ99

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.







                                            (OUTSIDE FRONT COVER)

                                                   CLASS K SHARES

                                                           Annual
                                                           Report


[ LOGO ]

                                                    JUNE 30, 1999
Investments
  for all seasons


                                          THE MUNDER EQUITY FUNDS
                                                         Balanced
                                                  Growth & Income
                                                        Index 500
                                             International Equity
                                                 Micro-Cap Equity
                                              Multi-Season Growth
                                    Real Estate Equity Investment
                                                  Small-Cap Value
                                             Small Company Growth
                                                            Value

                                     THE MUNDER FRAMLINGTON FUNDS
                                     Framlington Emerging Markets
                                           Framlington Healthcare
                                 Framlington International Growth

                                          THE MUNDER INCOME FUNDS
                                                             Bond
                                                Intermediate Bond
                                               International Bond
                                           U.S. Government Income
                                           Michigan Tax-Free Bond
                                                    Tax-Free Bond
                                 Tax-Free Short-Intermediate Bond

                                    THE MUNDER MONEY MARKET FUNDS
                                                  Cash Investment
                                            Tax-Free Money Market
                                       U.S. Treasury Money Market



                                                (INSIDE FRONT COVER)

                                        "At The Munder
                                        Funds, we take great
                                        pride in applying a
                                        "truth in labeling"
                                        attitude to investment
                                        management."




The Munder Funds
        Letter to shareholders

DEAR FELLOW SHAREHOLDERS:

                  On the following pages you will find the most recent financial information for The Munder Funds. I hope you are pleased with the performance and operations of the Funds.

                  I applaud you for staying with your commitment to a long-term investment strategy during an investment market which was anything but smooth sailing. Despite the constant market turmoil, which has cast a doubt over the market since June, 1998, most Fund shareholders have maintained their long-term focus. Those that have stayed the course have been well rewarded.
The pay-off came as the market broadened out in April of this year as it did in late 1998. Not surprisingly (but long-awaited nonetheless) we are encouraged that the market is finally beginning to recognize the value that even companies which are not part of the very largest in the S&P 500 index can bring to a portfolio. Further, we believe that the economic conditions favor increased emphasis on these types of securities.

                  At The Munder Funds, we take great pride in applying a "truth in labeling" attitude to investment management. Munder Capital Management, the advisor to The Munder Funds has followed this in very large institutional accounts and personal portfolios throughout its 15 year history. Hopefully you take comfort in knowing that each mutual fund we manage adheres to a very disciplined style of investing. That is to say, that if we define a mutual fund as being a "growth-oriented equity fund" it does invest in common stocks which are growing through earnings expansion and is almost exclusively invested in stocks. Our strict adherence to a discipline makes the job of meeting your long-term investment goals much more simple. This measure of consistency contributes to the likelihood that your strategy will be successful.

                  Toward this end we have created a full family of funds. Some of our funds, such as the Index 500, Multi-Season Growth or most of our bond funds, should be considered core holdings in your portfolio. We have also become well respected and enjoyed much notoriety for the extensive array of mutual funds which invest in niche strategies. The NetNet Fund, Real Estate Fund, and International Bond Fund are examples of these.

                  If you have any questions, about any of these mutual fund offerings, or your current investments, please call your financial advisor. You may also contact the Fund at 1-800-4MUNDER with your inquiries. You may also contact us through our website at http://www.munder.com. Thank you very much for your confidence in Munder Capital Management and the Munder Family of Mutual Funds.


                  Very truly yours

                  /s/ Lee Munder
                  ----------------------
                  Lee Munder, President



Table of
Contents

EQUITY FUNDS OVERVIEW
            v      Munder Balanced Fund
            vi     Munder Growth & Income Fund
            vi     Munder Index 500 Fund
            vii    Munder International Equity Fund
            vii    Munder Micro-Cap Equity Fund
            viii   Munder Multi-Season Growth Fund
            viii   Munder Real Estate Equity Investment Fund
            viii   Munder Small-Cap Value Fund
            ix     Munder Small Company Growth Fund
            ix     Munder Value Fund
            x      Munder Framlington Emerging Markets Fund
            xi     Munder Framlington Healthcare Fund
            xii    Munder Framlington International Growth Fund
FIXED INCOME FUNDS OVERVIEW
            xii    Munder Bond Fund
            xiii   Munder Intermediate Bond Fund
            xiii   Munder International Bond Fund
            xiv    Munder U.S. Government Income Fund
            xv     Munder Michigan Tax-Free Bond Fund
            xv     Munder Tax-Free Bond Fund
            xvi    Munder Tax-Free Short-Intermediate Bond Fund
            xvii   Hypotheticals and Total Returns
PORTFOLIO OF INVESTMENTS -- Equity Funds:
            1      Munder Balanced Fund
            6      Munder Growth & Income Fund
            8      Munder Index 500 Fund
            18     Munder International Equity Fund
            30     Munder Micro-Cap Equity Fund
            32     Munder Multi-Season Growth Fund
            34     Munder Real Estate Equity Investment Fund
            35     Munder Small-Cap Value Fund
            37     Munder Small Company Growth Fund
            39     Munder Value Fund
            41     Munder Framlington Emerging Markets Fund
            46     Munder Framlington Healthcare Fund
            49     Munder Framlington International Growth Fund

-----------------------------------------------------------------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.




                   Income Funds:
            53     Munder Bond Fund
            56     Munder Intermediate Bond Fund
            59     Munder International Bond Fund
            62     Munder U.S. Government Income Fund
            65     Munder Michigan Tax-Free Bond Fund
            70     Munder Tax-Free Bond Fund
            78     Munder Tax-Free Short-Intermediate Bond Fund
                   Money Market Funds:
            87     Munder Cash Investment Fund
            89     Munder Tax-Free Money Market Fund
            100    Munder U.S. Treasury Money Market Fund
            102    Financial Statements
            141    Financial Highlights
            165    Notes to Financial Statements
                   Report of Ernst & Young LLP, Independent Auditors





Management's Discussion of
Fund Performance

The Investment Environment

      Coming into 1999 the US economy seemed to shrug off the problems that plagued the rest of the world, showing strong performance across many sectors of the economy. Spending in the US continued to be fueled not only by strong consumer demand, but increased public sector outlays as states and the Federal government anticipated surpluses and moved to spend on infrastructure and other improvements. The manufacturing sector saw improved health as well, as inventories stayed under control and improvement in our net trade balance. This was also reflected in the steady rise in the Purchasing Managers' Index, which increased steadily throughout the period. At the end of June, 1999, the Index recorded its highest reading since July 1997. Production and new orders were two of the Index's components that showed significant increases.

      Looking at the various sectors of the economy, capital goods spending remained strong. Public sector spending increased as the improved finances of state and local governments translated into higher spending. Export orders also appear to be on an upward trend.

      While there is firm fundamental support for expanding domestic demand, there are also indicators of a near-term moderation in growth. Retail sales, which increased at a 14.5% annualized rate during the first quarter, slowed to a still strong but more moderate pace of 7.9% during the second quarter of 1999. Employment growth and hours worked also slowed. In addition, the significant increase in mortgage rates that occurred during the quarter should slow housing purchases and construction, along with the sales of related goods such as furniture.

      In the midst of strong economic growth, inflation remained subdued. The Consumer Price Index (CPI), after a large jump in April, 1999, remained unchanged throughout the rest of the second calendar quarter. With industrial capacity continuing to grow faster than production, firms have very little pricing power. This has helped to keep inflation subdued in spite of strong economic growth.

      The combination of strong domestic growth and a strengthening of the global economy caused the Federal Reserve to increase the Federal Funds rate by 0.25 percentage point on June 29, 1999. At the time, policy makers indicated the need to remain alert to the potential for "inflationary forces that could undermine growth". Whether the Federal Reserve sees the need for further tightening of monetary policy this year depends upon the strength seen in the economic data released over the next months. As of this writing, the market has factored in another 0.25 percentage point increase in anticipation of when the Federal Reserve meets again in late August. Whether that is the last increase or not is uncertain at this time.

The Stock Market

      The first quarter of 1999 represented a continuation of the very narrow performance that has characterized the stock market for the previous six quarters. Again, large stocks significantly outperformed smaller stocks as the S&P 500 Index returned 4.98% for the first quarter of 1999, and the S&P 600 Index (an index of small company stocks) returned -9.00%. In fact, two companies (Microsoft and America Online) accounted for over half of the return of the S&P500 Index, and only 10 companies accounted for the entire increase.

      Early in the second quarter of 1999, however, the stock market experienced a dramatic shift away from growth stocks (stocks purchased with the anticipation of above-average long-term earnings growth) to value stocks (stocks with relative valuations below the average market valuations). This shift came about as investors reasoned that rising interest rates would have less of a negative impact on value stocks than on growth stocks. In addition, a recovering global economy was likely to be more of a positive for value-oriented cyclical stocks than for growth stocks.

      The shift lasted exactly one week (from April 12th to April 19th). The magnitude was so great, however, that this one-week of performance caused value stocks to outperform growth stocks for the entire quarter. In that one week time period, large value stocks outperformed large growth stocks by more than 11 percentage points. Mid-cap value stocks outperformed mid-cap growth stocks by 8 percentage points and small-cap value stocks outperformed small-cap growth stocks by 4 percentage points. Many of the large growth stocks which had led the S&P 500 over the past several years, such as Microsoft, Wal-Mart, General Electric, Merck and Cisco Systems, saw their stock prices decline by 10% to 15% during that week. Value-oriented cyclical stocks (the stocks of companies that are highly sensitive to the strength of the economy) such as Alcoa and Caterpillar Tractor, which had lagged the overall market in recent periods, had price increases of over 20% during that week. Overall, traditional growth sectors of the market, such as Healthcare and Business Services, were the worst performing sectors, while more cyclical sectors such as Basic Materials and Capital Goods were the best performing sectors for the first time since late 1997.

      The Fed has been extremely outspoken about slowing the economy in an effort to avoid inflation. Our discipline focuses on companies that have demonstrated an ability to grow their earnings throughout an economic cycle -- these are precisely the types of companies investors gravitate to in times when the economy is slowing and earnings are decelerating. Recent history reinforces the wisdom of this discipline.

The Bond Market

      On June 29, 1999, the Federal Reserve increased the Federal Funds rate by 0.25 percentage point, ending months of speculation about the timing and magnitude of their next move. The minutes from that meeting make it clear that the Federal Reserve's mandate has changed from providing liquidity to the global markets to defending the domestic economy against inflation. In the accompanying statement, the Federal Reserve indicated that it believes the "full degree" of 0.75% decrease in rates it provided last fall is no longer necessary. The statement indicates that the Federal Reserve is ready to take back the full 0.75% if inflation accelerates.

      Anticipation of a Federal Reserve rate hike existed throughout most of 1999, which drove interest rates up by an average of over 1% during the period, causing bond prices to fall. In fact, the decline in prices outweighed the income provided by bonds, resulting in negative returns for the six month period.

      Treasury bonds suffered significantly during this time period as the "flight to quality" that gripped the bond market after 1998's problems seemed to dissipate. Corporate bonds also began to underperform Treasury bonds in the second quarte as the expectation of higher interest rates appeared to threaten corporate profits. During the period the best performing sector of the bond market was mortgage-related securities. Mortgage-backed securities are more defensive in nature, tending to outperform other fixed income sectors in rising rate environments and to underperform when rates are falling quickly.

      We anticipate that the second half of the year may provide an opportunity to increase our weighting in corporate bonds. Technical factors, such as heavy supply and lack of liquidity, may cause this sector to continue to underperform in the near term. Given that the fundamentals in the corporate market remain strong, we believe that additional increases in the relative rates on corporate bonds will represent an opportunity to increase yields while maintaining our focus on credit quality.

      We will also continue to maintain our overweight in mortgages as an attractive, high quality source of yield. Finally, given that the difference in yield between short and intermediate rates is greater than the difference between intermediate and long rates, we view the intermediate part of the yield curve as undervalued. We will maintain a more "bulleted" structure to take advantage of the relative value in the intermediate part of the yield curve. As always, we will continue to maintain the interest rate sensitivity of the portfolios to be in line with their benchmark indices.

The Municipal Bond Market

      After a relatively strong first quarter, 1999 (in relation to the taxable market) the municipal market drifted lower in price throughout the second quarter of 1999. Yields for intermediate-term municipal securities increased by 0.50 percentage point during the quarter while yields for longer-term municipal bonds rose by 0.30 percentage point. Hedge funds and "crossover" buyers (investors who own both taxable and tax-exempt securities) favored taxable securities during the quarter. This added to the price pressure on municipal securities. Individual investors, however, were attracted by higher yields and increased their demand, somewhat offsetting the selling pressures. During the second quarter of 1999, the tax-exempt market also found itself in the unusual position of having a light supply of new issues and a very heavy secondary bond position. The combination of rising interest rates, low primary issuance and heavy secondary supply caused significant changes in the relationship of yields of longer-term and shorter-term municipal securities.

      The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class K shares, net of Fund expenses.

[Please note: In some of the following commentary, the Munder bond funds are compared to various indices. It is important to remember that the returns for the Munder bond funds are reported after the deduction of all expenses. Since the various indices are not actively managed funds, there are no expenses netted against their returns.]

MUNDER BALANCED FUND

Fund Manager: The Munder Balanced Fund Committee

      The Fund earned a return of 10.83% for the year ending June 30, 1999, relative to the 6.36% return for the 60% S&P 500/40% Lehman Gov't/Corp. and the 9.98% average return for the Lipper universe of balanced mutual funds. The asset allocation of the Fund was approximately 35% fixed income and 65% equities during the month. The Fund has earned above-average returns for the one-month, three-month, six-month, and one-year time periods ending June 30, 1999.

      The first half of 1999 was characterized by a strong equity market and negative bond market. The stock portion of the Fund, therefore, was the key to the strong absolute and relative performance of the Fund during the quarter.

      The equity portion of this Fund consists of stocks from our large and small cap disciplines, as well as growth and value sectors. As a result, in a significant reversal from the first quarter of this year, the strongest performance came from the Fund's holdings of smaller capitalization stocks. This was a reflection of the broadening out of the market. Investors were once again focusing on valuation and fundamentals, rather than simply capitalization. In another shift from prior quarters, value stocks were especially strong performers. These are stocks whose relative valuation is below that of the market. This renewed focus on value stocks came about because market participants reasoned that higher interest rates would have less of a negative impact on stocks with relatively low valuations.

MUNDER GROWTH & INCOME FUND

Fund Manager: Otto G. Hinzmann, Jr.

      The Fund exhibited a return of 6.95% for the year ending June 30, 1999, relative to the 11.36% average return for the Lipper universe of equity income mutual funds and the 22.74% return for the S&P 500 Index.

      In a reversal of performance trends that characterized the previous six quarters, cyclical stocks, those most sensitive to the economic environment, outperformed growth stocks during the second quarter. While the S&P 500 Index was up by 6.7% during the quarter on the basis of price, the basic industry sector of the S&P 500 universe rose by 19.2% while the capital goods sector generated a 13.3% return. The Fund was underweighted in stocks in these sectors and this held back the Fund's performance during the period. Also holding back returns was the relative weakness in the performance of the Fund's healthcare holdings.

      A key positive for the Fund's performance was the strong returns from consumer cyclical holdings, up by 12.6% relative to the 4.9% return for the S&P 500 consumer cyclical sector, as well as strong returns generated by communication holdings, up by 19% compared with 12.7% for the S&P 500 communication sector..

      The Fund's emphasis on high quality, established companies with strong fundamentals, conservative valuations and significantly above-market dividend yields represents a defensive investment strategy. This is a strategy that should appeal to conservative investors in today's high valuation, high volatility market.

MUNDER INDEX 500 FUND

Fund Managers: Todd B. Johnson and Ken A. Schluchter

      The Fund earned a return of 21.99% for the year ending June 30, 1999, compared to the 22.18% average return for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index. The Fund has earned above-average returns for the three-month and sox-month time periods ending June 30, 1999.

      The Fund continued to achieve its objective of tracking the total return of the S&P 500 Index. The weightings of each of the 500 stocks held in the Fund are monitored continually relative to their weights in the S&P 500 universe. Proprietary software is used to facilitate this process. Cash flows are invested promptly in order to minimize their impact on the Fund's return.



MUNDER INTERNATIONAL EQUITY FUND

Fund Managers: Theodore Miller and Todd B. Johnson

      The Fund generated a return of 10.94% for the year ending June 30, 1999, relative to the 8.78% return for the FT/S&P Actuaries World ex-U.S. Index and the 4.83% average return for the Lipper universe of international equity mutual funds. The Fund has earned above-average returns for the last five-year time periods ending June 30, 1999. The Fund has outperformed the FT/S&P Actuaries World ex-U.S. Index for the same time period.

      The diversification of the 621 stock, 43 country Munder International Equity Fund was a key factor in the strong relative performance of the Fund. China, Indonesia and Russia, among the strongest markets worldwide during the quarter, all had monthly dollar-based returns in excess of thirty percent during the month of June alone. Significant strength was also seen in the stock markets of the Asian emerging economies. These securities are held as part of the Fund's strategy of holding predominantly all ADR's of foreign companies trading in the U.S. with a market capitalization above $200 million. The theory behind this strategy is to replicate the global indices, but provide the comfort of investing in companies with U.S. reporting obligations, subject to certain U.S. standards, with the liquidity that U.S. markets provide, in U.S. currency. We are very pleased by the performance of this portion of the Fund.

      A second portion of the Fund, which is made up of companies selected by our propriety economic quantitative modeling software, we attempt to find those companies best suited to perform within their specific markets, based upon an analysis of the specific economic data in those countries. This portion represents 15% of the portfolio. We rely exclusively on the software for timing of our buy/sell discipline. If you look at the ADR portion of the portfolio as an attempt to replicate the global investment indices, then this portion provides the fund the opportunity outperform, if possible. Even though past returns are not a predictor of future performance, we are pleased that we have been able to provide above average returns for the standard periods through the last five years.

      The Fund is not hedged to any particular currency, and relative strength or weakness in foreign currencies impact the holdings of the Fund since in most cases ADR's tend to trade relative to their parent securities in their home countries. As a result, strength in the U.S. dollar has negatively affected the fund by approximately 9.22 percentage points for the year.

MUNDER MICRO-CAP EQUITY FUND

Fund Manager: The Munder Micro-Cap Fund Committee

      The Fund earned a return of 9.04% for the year ending June 30, 1999, relative to the 14.35% return for the Wilshire Micro-Cap Index and the 18.32% average return for the Lipper universe of micro cap mutual funds. The Fund has earned above-average returns for the three-month and two- year time periods ending June 30, 1999.

      Smaller capitalization stocks rebounded during the second calendar quarter of 1999 as the market broadened out. This was a key positive factor in the strong absolute performance of the Fund. Relative performance was helped by strong stock selection, primarily in the technology, healthcare and consumer cyclicals sectors.

      In addition, the quarter saw increased activity of small companies coming to market via Initial Public Offerings (IPO's). The Fund was well-positioned to take advantage of many of these IPO's.




While much of the enthusiasm surrounding the technology and Internet sectors has helped the performance of this Fund, we continue to caution and remind shareholders of the volatility of these sectors and markets, and that there can be no assurance that these conditions will continue.

MUNDER MULTI-SEASON GROWTH FUND

Fund Manager: Leonard J. Barr II, CFA

      The Fund generated a return of 11.40% for the year ending June 30, 1999, relative to the 22.74% return for the S&P 500 Index and the 18.87% average return for the Lipper universe of growth stock mutual funds. The Fund has earned an above-average return for the one-month time period ending June 30,
1999.

      During the second quarter of 1999, the stock market experienced a dramatic shift away from growth stocks and toward value stocks. Growth stocks are chosen on the basis of anticipated above- average earnings growth while value stocks are those whose relative valuations tend to be below the average market valuation. This shift occurred largely because investors reasoned that rising interest rates would have less of a negative impact on value stocks. As a result of this shift, healthcare and business services, traditional growth areas, were among the worst performing sectors of the overall market. Value sectors, such as capital goods, were the best performing sectors for the first time since late 1997.

      For the period, the best performing sectors were capital goods, technology and diversified companies. Healthcare, basic industries and services were among the weaker sectors

      The earnings per share growth rate for the Fund's holdings over the next twelve months is estimated at 17%. This compares with estimated earnings per share growth of 10% for the S&P 500 universe of stocks. The price paid for those earnings, represented by the price to earnings ratio of the Fund over the next twelve months is 26 relative to 27 for the S&P 500 stocks.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

Fund Managers: Peter K. Hoglund, CFA and Robert E. Crosby, CFA

      The Fund generated a return of -6.66% for the year ending June 30, 1999, relative to the -8.98% return for the NAREIT Index (equity only) and the -5.55% average return for the Lipper universe of real estate mutual funds. The Fund has earned above-average returns relative to the Lipper universe for the two-year time periods ending June 30, 1999. It has outperformed the NAREIT Index for the one-month, three-month, six-month, one-year and two-year time periods.

      The second quarter of 1999 was strong for REITs as investors shifted away from high valuation, high volatility stocks in a search for value and strong fundamentals. Strong first quarter cash flow, and expectations for strong cash flow growth in the second quarter, made REITs an attractive sector of the equity market. Even with the rally in this sector of the market during the second quarter, REITs still appear to offer the potential for competitive risk-adjusted returns going forward.

MUNDER SMALL-CAP VALUE FUND

Fund Managers: Gerald L. Seizert, CFA, Edward O. Eberle, CFA and Brian R.
               Wall, CFA

      The Fund earned a return of -5.33% for the year ending June 30, 1999, relative to the 1.50% return for the Russell 2000 Index, the 5.71% return for the Russell 2000 Value Index and the 1.93% average return for the Lipper universe of small cap mutual funds. The Fund has earned above-average returns for the three-month time period ending June 30, 1999.




      During the second quarter of 1999, there was a significant rebound in small company stocks and in value stocks. The shift toward value stocks occurred largely because investors reasoned that rising interest rates would have less of a negative impact on value stocks than on the higher valuation growth stocks. In addition, the greater strength of the global economy will have more of an impact on value-oriented cyclical stocks than on growth stocks. The resurgence of both small capitalization stocks and value stocks were positive for the Fund's performance.

      Particularly strong results for the quarter occurred in the financials, autos and transportation, consumer cyclical and technology sectors of the Fund. Strong stock selection was a key to performance in each group. Consolidation activity drove up the returns in the financials sector. Autos and transportation benefited from overall market strength. Weaker sectors of the Fund included utilities and energy.

MUNDER SMALL COMPANY GROWTH FUND

Fund Manager: The Small Company Growth Fund Committee

      The Fund generated a return of -10.92% for the year ending June 30, 1999, compared to the 8.30% return for the Russell 2000 Growth Index and the 1.93% average return for the Lipper universe of small cap mutual funds. The Fund has earned above-average returns for the one- month, five-year and ten-year time periods ending June 30, 1999.

      Strong performance in the basic industry and technology sectors offset weakness among the consumer cyclical and transportation holdings. Strength in the basic industries group came largely from strong stock selection. Technology holdings, which we have overweighted in the Fund, benefited from overall market strength. Consumer cyclicals suffered from overall weakness in the small cap sector of the market.

      The quality of the portfolio remains high and the valuation reasonable. As of June 30, earnings growth for the portfolio was 23%, with a 19% return on shareholders' equity. The valuation levels of the companies in the portfolio remained attractive at 19 times estimated 1999 earnings.

MUNDER VALUE FUND

Fund Managers: Gerald L. Seizert, CFA, Edward O. Eberle, CFA and Brian R.
               Wall, CFA

      The Fund exhibited a return of -0.48% for the year ending June 30, 1999, relative to the 16.36% return for the Russell 1000 Value Index and the 14.48% average return for the Lipper universe of growth & income mutual funds. (There is no Lipper universe representing value funds. The growth & income universe is closest to the Fund in terms of investment characteristics.) The Fund has earned above-average returns for the three-month time period ending June 30, 1999.

      During the second quarter of 1999, there was a significant rebound in the performance of value stocks relative to growth stocks. Investors reasoned that rising interest rates would have less of a negative impact on the lower-valuation value stocks. In addition, renewed strength in the global economy was better for value-oriented cyclical stocks than for growth stocks.

      Technology, financials and communication services were the best performing sectors of the Fund during the quarter. Technology benefited from both overall market strength and strong stock selection. Good stock selection in the financials sector helped to overcome the sector's weak overall market performance. Communication services gained on the strength of GTE Corp. in another strong sector of the market.




MUNDER FRAMLINGTON EMERGING MARKETS FUND

Fund Manager: The Munder Framlington Emerging Markets Fund Committee,
              headed by William Calvert

      The Fund earned a return of 29.03% for the year ending June 30, 1999, relative to the 28.71% return for the MSCI Emerging Markets Free Index and the 16.02% average return for the Lipper universe of emerging markets mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, one-year and two-year time periods ending June 30, 1999.

      Emerging markets enjoyed a strong quarter led by a resurgence in Asian markets. The catalyst for this rebound was evidence that the pace of economic recovery in Asia was quicker than previously supposed. Korea has been the leader, with its GDP (Gross Domestic Product) growing by 4.6% in the first quarter. Inflation is benign across the region, currencies have been strong and interest rates have remained low. The pace of industrial and financial restructuring has continued to be strong and this is encouraging increased foreign investment. In addition, recent numbers from Germany and Japan suggest that the pace of economic growth in other countries is recovering as well. As a major exporting region, Asia is poised to be the main beneficiary from such an event.

      Having been the laggard for so long, the Chinese markets finally started to participate in the rebound following a substantial cut in interest rates on savings deposits as well as in the government taxation of equities. The government has effectively given its stamp of approval for a bull market. This was not lost on market participants who readily created one as they switched from savings deposits to stocks. With the continuing prospect of membership in the World Trade Organization and signs of a pick up in exports, the Chinese stock market should continue to perform well. We increased the Fund's overweighted position in China during June.

      The end of the war in Kosovo and evidence of an economic recovery in Germany had only a limited impact on Eastern European markets. Hungary has been the worst performer as investors focus on its current account and budget deficits. Russia is now the star performer in this region, helped by further strength in oil prices and encouraging words from the IMF. With the Russian economy showing tentative signs of recovery and commodity prices remaining firm, this improvement in the Russian markets may continue.

      One concern of investors has been the impact of higher U.S. interest rates on emerging markets. The most significant aspect of the Asian crisis was the shift from pegged to floating exchange rates. As a consequence, the interest rate links between the U.S. and emerging markets are no longer as direct as they were in the past. In addition, following the devaluation in Brazil, a tight linkage with the U.S. dollar no longer exists in either Brazil or Mexico, the two largest Latin countries. This helps to isolate these economies from interest rate increases in the U.S.

      The Brazilian real has adjusted downwards following its surge to the
1.65 level. This, along with the pick up in commodity prices, should improve the chances of Brazil finally producing export growth. Although Mexico is inextricably linked to the U.S. economy it need not be undone by a rise in U.S. interest rates. It is far more important for Mexico and other emerging markets that the U.S. economy remains strong.



MUNDER FRAMLINGTON HEALTHCARE FUND

Fund Manager: Antony Milford

      The Munder Framlington Healthcare Fund generated a -10.70% return for the year ending June 30, 1999, compared to the 14.02% return for the S&P Healthcare Index and the 7.98% average return for the Lipper universe of health/biotechnology mutual funds. The Fund has earned above- average returns for the three-month time period ending June 30, 1999.

      Shortly after we wrote in our last report that the bear market in U.S. small capitalization healthcare stocks showed no signs of abating, there was an abrupt change in market sentiment. The large pharmaceutical stocks sold off by 25% and the biotech sector rallied. There were specific reasons why the large drug stocks suffered price declines during the quarter. There was a general move away from drug stocks and towards more economically sensitive stocks as the evidence of a global economic rebound became clearer. More specifically, talk of the introduction of Medicare drug benefits intensified, culminating in President Clinton's recent proposals. This also had a negative impact on drug stocks. Our own concern about the large drug companies, apart from high valuations, is that there are major drug patent expirations that start in the year 2000. The drug industry will have to accelerate its development of new drugs or suffer a decline in growth compared to the 1996 to 1999 period.

      The recent acquisitions of biotechnology companies by larger drug companies (Sugen acquired by Pharmacia & Upjohn and Alza and Perclose acquired by Abbott) are clear illustrations of the growing belief in the growth prospects of the biotechnology industry. In the U.K., the Celltech/ Chiroscience deal illustrates another ongoing trend mergers of two biotech companies designed to diversify risk and achieve sufficient critical mass to attract wider investment interest. There are still many well-financed biotech companies with late stage products that will offer substantial returns, provided the clinical results pan out.

      The device sector in general has rallied less strongly than the biotechs. In this sector, however, Minimed (insulin pumps), Perclose (suturing devices for the sealing of arterial puncture sites) and Molecular Devices (specialized laboratory equipment) have been notable exceptions. We are particularly interested in companies that will be providing the equipment and services necessary for the pharmaceutical industry to make the best use of the developments that will come out of the revolution related to gene research.

      The biggest excitement in the healthcare service sector has been among the healthcare companies using the Internet to distribute healthcare information, products and databases. We have added selectively to our holdings in the healthcare information technology area on the grounds that Internet companies will need the access to doctors that is provided by these information-focused companies. We have also added to the Fund's positions in the pharmacy benefit managers. These firms stand to benefit from any new Medicare drug coverage as well as from E-Commerce opportunities.

      In our view, the better climate in the biotechnology sector seems to be firmly established, as does the broadening out of the U.S. market which is so vital to the Healthcare Fund. Finally, and importantly, there are still many inexpensive stocks in the healthcare sector and a virtual absence of speculative money.




MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

Fund Manager: The Munder Framlington International Growth Fund Committee,
              headed by Simon Key

      The Fund generated a return of 7.02% for the year ending June 30, 1999, relative to the 7.92% return for the Morgan Stanley EAFE Index and the 4.83% average return for the Lipper universe of international equity mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, one-year and two-year time periods ending June 30, 1999.

      The economic backdrop in the U.K. improved during the second quarter of 1999. Despite the stronger economy and an upturn in the housing market, inflationary pressures remained subdued. Consolidation activity continued with Wal-Mart outbidding Kingfisher for Asda, Lloyds Bank announcing an agreed purchase of Scottish Widows and Whitbread in a contested bid for Allied Domecq's pubs business. Even with all of this positive news, the British stock market struggled as yields rose throughout the quarter. Not until the end of the quarter were interest rates cut to 5%. They now stand
2.5 percentage points below the interest rate highs of 1998. This cut in rates should stimulate consumer activity over the next quarters.

      After a lackluster first quarter, Continental Europe began to show some signs of a rebound. German data in particular seem to demonstrate that the economy had bottomed out and that upgrades in expectations regarding both GDP and earnings are likely. The euro has continued to be weak relative to the dollar and sterling, a factor that should help the recovery of Europe's exporters.

      Emerging markets rallied strongly during the second quarter, led by the markets in Asia. The re-emergence of the Asian economies, a result of falling interest rates, corporate restructuring and a pick up in intra-Asian trade volumes, has occurred much more rapidly than anticipated. This has led to continued upward revisions to earnings forecasts for Asian companies.

      Japanese stocks continued their advance in the second quarter of 1999, with the Topix index gaining 11.8% in local currency. The improved market was largely due to restructuring announcements from a number of companies and better news on the Japanese economy. The release of strong GDP data during the quarter sent a clear signal to investors that the Japanese economy has at least stabilized. Foreign investors, who are mostly underweighted in Japanese equities, were the main buyers.

      In Latin America, subdued inflation in Brazil has allowed interest rates to fall there although this has not yet translated into renewed interest in the Brazilian equity market. One reason for investors' caution is that the risk premium attached to Brazilian debt has remained stubbornly high.

      [Please note: In some of the following commentary, the Munder bond funds are compared to Lehman indices. It is important to remember that the returns for the Munder bond funds are reported after the deduction of all expenses. Since the Lehman indices are not actual funds, there are no expenses netted against their returns.]

MUNDER BOND FUND

Fund Managers: James C. Robinson and Gregory A. Prost, CFA

      The Fund earned a 1.72% return for the year ending June 30, 1999, compared to the 2.70% return for the Lehman Government/Corporate Bond Index and the 1.10% average return for the Lipper universe of corporate debt A rated mutual funds. The Fund has earned above-average returns for the one-month, one-year and two-year time periods ending June 30, 1999.



      Returns for corporate bonds lagged Treasury bonds as higher interest rates threatened corporate profits. Although the underperformance of corporate bonds held back the returns of the Fund, this was largely offset by the strong performance of the mortgage-related securities which had a relatively heavy weighting in the Fund. Typically, when interest rates fall, mortgage borrowers find it an attractive time to refinance their loans. This refinancing leads to pre-payments on mortgage- backed securities that must be reinvested at lower rates. As a result, mortgage-backed securities become relatively unattractive when interest rates are falling. The current environment of higher interest rates has improved the attractiveness of mortgage-backed securities by reducing the concerns of accelerating prepayments.

      Corporate bonds have begun to look more attractive recently. Given that the fundamentals in the corporate sector remain strong, we believe that additional increases in the relative rates on corporate bonds will provide an opportunity to increase yields while maintaining our focus on credit quality. We will also continue to maintain our overweight in mortgages as an attractive, high quality source of yield. In addition, we will take advantage of the relative value in the intermediate- term sector of the bond market. As always, we will continue to keep the interest rate sensitivity of the Fund in line with its benchmark index.

MUNDER INTERMEDIATE BOND FUND

Fund Managers: Anne K. Kennedy and James C. Robinson

      The Fund generated a return of 2.83% for the year ending June 30, 1999, relative to the 4.19% return for the Lehman Intermediate Government/Corporate Bond Index and a 3.38% average return for the Lipper universe of short intermediate investment grade debt mutual funds.

      During the second quarter of 1999, the Federal Reserve increased the Federal Funds rate by 0.25 percentage point, ending months of speculation about the timing and magnitude of their next move. Anticipation of this rate hike drove interest rates up approximately 1% during the year to date period. The longer maturity of the Fund relative to other intermediate funds held back its relative performance during the quarter. However, this negative was partially offset by the Fund's heavy weighting of mortgage-related securities, the best performing sector of the bond market during the quarter. Mortgage-backed securities are more defensive in nature, tending to outperform other fixed income sectors in rising rate environments and to underperform when rates are falling quickly.

      Corporate bonds have begun to look more attractive recently. Given that the fundamentals in the corporate sector remain strong, we believe that additional increases in the relative rates on corporate bonds will provide an opportunity to increase yields while maintaining our focus on credit quality. We will also continue to maintain our overweight in mortgages as an attractive, high quality source of yield. In addition, we will take advantage of the relative value in the intermediate- term sector of the bond market. As always, we will continue to keep the interest rate sensitivity of the Fund in line with its benchmark index.

MUNDER INTERNATIONAL BOND FUND

Fund Managers: Sharon E. Fayolle and Gregory A. Prost, CFA

      The Fund earned a return of 3.92% for the year ending June 30, 1999, relative to the 4.87% return for the Salomon Brothers Non-U.S. $ World Government Bond Index and 2.48% average return for the Lipper universe of international income mutual funds. The Fund has earned above- average returns for the one-year period ending June 30, 1999.



      The U.S. dollar strengthened further against the euro in June, continuing a trend that has been in place for the first six months of 1999. For the quarter, the euro was down by nearly 4.5%. This brought its year-to-date underperformance versus the U.S. dollar to -12%. The Japanese yen also trailed the dollar for the quarter and year-to-date, underperforming by 2% and 7% respectively. In contrast, the currencies of the dollar-bloc countries, Australia and Canada, outperformed the U.S. dollar for the first six months of the year.

      Global interest rates rose during the quarter, largely due to higher U.S. interest rates and a general pick up in global economic growth rates. Japan was the best performing bond market during the second quarter after reporting a larger than expected increase in first quarter economic activity. Japan is the only country in the Salomon Brothers Index whose interest rates have fallen since the beginning of the year. The Bank of Japan continues to keep rates artificially low and the yen weak in order to stimulate their stagnant economy.

      Europe is showing signs of coming out of their recent economic slump in response to the lower interest rate environment they experienced for most of last year. However, the recent increase in global interest rates may keep growth subdued for the remainder of the year. Both Canada and Australia benefited from the improved environment for commodity-based products and from their currencies' ties to the U.S. dollar.

      The performance of the Fund was held back somewhat by its lack of exposure to emerging markets and its underweighting of Japan relative to Europe. The overweighting of Canada, however, helped to boost the Fund's returns.

      The Fund's exposure to Japan has been increased in recent months, bringing the Fund's weighting in Japan close to neutral versus its Salomon benchmark. We have underweighted core Europe and continue to overweight Canada.

MUNDER U.S. GOVERNMENT INCOME FUND

Fund Managers: Peter G. Root and James C. Robinson

      The Fund exhibited a return of 2.11% for the year ending June 30, 1999, relative to the 3.04% return for the Lehman Government Bond Index and the 1.48% average return for the Lipper universe of general U.S. government mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, one-year, two-year, three-year, five-year and ten-year time periods ending June 30, 1999.

      After months of speculation about the timing and magnitude of their next move, the Federal Reserve increased the Federal Funds rate by 0.25 percentage point on June 30. Anticipation of a rate hike had driven interest rates up by approximately 1% during the six-month period, with a corresponding decline in bond prices. In fact, the magnitude of the price decline outweighed the income provided by bonds, resulting in a negative return for the quarter.

      Although the general fixed income market experienced negative returns during the quarter, the Fund's relative performance benefited from its continued exposure to government-related mortgage-backed securities. As interest rates rose during the quarter, it became less attractive to refinance mortgages. As a result, concerns about prepayments were reduced and mortgages became the top performing bond market sector during the quarter. We will continue our overweight in mortgages as an attractive, high quality source of yield. As always, we will keep the interest rate sensitivity of the Fund in line with its benchmark index.



MUNDER MICHIGAN TAX-FREE BOND FUND
MUNDER TAX-FREE BOND FUND

Fund Manager: Talmadge D. Gunn

      The Munder Michigan Tax-Free Bond Fund earned a return of 0.99% for the year ending June 30, 1999, relative to the 1.35% average return for the Lipper universe of Michigan municipal debt mutual funds. The Fund has earned above-average returns for the two-year and three-year time periods ending June 30, 1999. The Fund is also measured against a custom index made up of a combination of the Lehman 10-year, 15-year and 20-year municipal bond indexes. This custom index had a return of 2.54% for the year ending June 30, 1999.

      The Munder Tax-Free Bond Fund earned a return of 0.82% for the year ending June 30, 1999 compared to the 1.13% average return for the Lipper universe of general municipal debt mutual funds. The Fund has earned above-average returns for the two-year time period ending June 30, 1999. The Fund is also measured against a custom index made up of a combination of the Lehman 10-year, 15-year and 20-year municipal bond indexes. This custom index had a return of 2.54% for the year ending June 30, 1999.

      The municipal market drifted lower in price throughout the second quarter of 1999. Yields for intermediate-term municipal securities increased by 0.50 percentage point during the quarter while yields for longer-term municipal bonds rose by 0.30 percentage point. Hedge funds and "crossover" buyers (investors who own both taxable and tax-exempt securities) favored taxable securities during the quarter. This added to the price pressure on municipal securities. Individual investors, however, were attracted by higher yields and increased their demand, somewhat offsetting the selling pressures. During the quarter, the tax-exempt market also found itself in the unusual position of having a light supply of new issues and a very heavy secondary bond position. The combination of rising interest rates, low primary issuance and heavy secondary supply caused significant changes in the relationship of yields of longer-term and shorter-term municipal securities.

      Investors, attracted by higher yields, began to favor longer maturities. As a result, the yield differential between 10-year and 20-year tax-exempt securities narrowed by 33%. In contrast, the yield differential between one-year and five-year municipal securities widened by 22% during the second quarter.

      Sector performance was led by housing bonds and pre-refunded securities. Given the environment of rising interest rates, these securities were favored because of their attractive income flows, low price volatility and generally defensive characteristics. Hospital bonds lagged in performance as non-profit hospitals continued to experience credit rating downgrades at a rapid pace compared to year-ago levels. Quality spreads widened modestly as a result of technical factors rather than any fundamental changes in the market.

      Both of the tax-exempt longer-term bond Funds were overweighted in bonds with maturities in the 10-year to 15-year range. This was the weakest sector of the municipal market. As a result, this overweighting held back the performance of the Funds. In addition, the overall maturity structure of the Funds made them particularly price-sensitive to changes in interest rates. This had a negative impact on the Funds' returns during a quarter with rising yields and falling prices.

      We will continue to seek high quality and readily tradable securities that can hold their value in volatile markets. There is still a component of uncertainty regarding Federal Reserve activities. In this environment, we believe that investors will continue to favor high quality securities.



MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND

Fund Manager: Talmadge D. Gunn

      The Fund earned a return of 2.27% for the year ending June 30, 1999, relative to the 3.27% return of the Lehman Mutual Fund Intermediate/Short Muni Index and the 2.51% average return for the Lipper universe of short intermediate municipal debt mutual funds. The Fund has earned above-average returns for the two-year, three-year, five-year and ten-year time periods ending June 30, 1999.

      The Fund was underweighted in securities with maturities in the one-year to three-year range. This was the strongest sector of the short/intermediate segment of the tax-exempt market. As a result, this underweighting held back the overall performance of the Fund.

      We will continue to seek high quality and readily tradable securities that can hold their value in volatile markets. There is still a component of uncertainty regarding Federal Reserve activities. In this environment, we believe that investors will continue to favor high quality securities.



Hypotheticals and Total Returns

     The following graphs represent the performance of the Funds since inception (or for the last 10 calendar years for Funds in existence greater than 10 years), which includes a period of time when the Funds were managed by Munder Capital Management (approximately fifty-three months) and a period of time when the Funds were managed by the predecessor. The Lipper mutual fund averages were derived from a universe of only those mutual funds that were in existence as of the inception date of the Funds and are comprised of mutual funds which are categorized under the Funds' respective objectives by Lipper Analytical Services, Inc.



Balanced Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                                             60% S&P 500/
                                             40% Lehman     Lipper Balanced/
                   Class K       S&P 500     Gov't/Corp     Funds Average
                   -------       -------     ------------   ---------------
   4/16/93       $10,000.00    $10,000.00    $10,000.00    $10,000.00
   4/30/93         9,890.00     10,000.00     10,000.00     10,157.00
   5/31/93        10,030.00     10,267.00     10,158.00     10,273.00
   6/30/93        10,100.00     10,297.00     10,267.00     10,294.00
   7/31/93        10,092.00     10,255.00     10,268.00     10,602.00
   8/31/93        10,384.00     10,644.00     10,595.00     10,638.00
   9/30/93        10,434.00     10,562.00     10,561.00     10,739.00
10/31/1993        10,475.00     10,780.00     10,709.00     10,589.00
11/30/1993        10,222.00     10,678.00     10,600.00     10,774.00
12/31/1993        10,516.00     10,807.00     10,696.00     11,033.00
   1/31/94        10,685.00     11,174.00     10,979.00     10,822.00
   2/28/94        10,503.00     10,871.00     10,704.00     10,422.00
   3/31/94        10,046.00     10,398.00     10,318.00     10,440.00
   4/30/94         9,990.00     10,531.00     10,364.00     10,483.00
   5/31/94         9,909.00     10,703.00     10,460.00     10,291.00
   6/30/94         9,593.00     10,441.00     10,294.00     10,522.00
   7/31/94         9,781.00     10,784.00     10,580.00     10,794.00
   8/31/94        10,067.00     11,225.00     10,846.00     10,593.00
   9/30/94         9,954.00     10,950.00     10,619.00     10,650.00
10/31/1994        10,097.00     11,196.00     10,762.00     10,390.00
11/30/1994         9,809.00     10,789.00     10,510.00     10,489.00
12/31/1994         9,947.00     10,949.00     10,633.00     10,626.00
   1/31/95         9,999.00     11,232.00     10,881.00     10,952.00
   2/28/95        10,298.00     11,670.00     11,240.00     11,149.00
   3/31/95        10,486.00     12,013.00     11,474.00     11,346.00
   4/30/95        10,590.00     12,367.00     11,746.00     11,719.00
   5/31/95        10,932.00     12,861.00     12,223.00     11,959.00
   6/30/95        11,259.00     13,159.00     12,438.00     12,240.00
   7/31/95        11,604.00     13,595.00     12,682.00     12,343.00
   8/31/95        11,667.00     13,629.00     12,761.00     12,622.00
   9/30/95        11,968.00     14,204.00     13,152.00     12,585.00
10/31/1995        11,915.00     14,153.00     13,190.00     12,974.00
11/30/1995        12,262.00     14,773.00     13,639.00     13,144.00
12/31/1995        12,272.00     15,058.00     13,881.00     13,383.00
   1/31/96        12,558.00     15,570.00     14,218.00     13,436.00
   2/29/96        12,695.00     15,715.00     14,201.00     13,487.00
   3/31/96        12,759.00     15,866.00     14,252.00     13,631.00
   4/30/96        12,939.00     16,100.00     14,360.00     13,800.00
   5/31/96        13,152.00     16,514.00     14,601.00     13,811.00
   6/30/96        13,193.00     16,577.00     14,701.00     13,415.00
   7/31/96        12,681.00     15,845.00     14,273.00     13,663.00
   8/30/96        12,905.00     16,180.00     14,462.00     14,171.00
   9/30/96        13,553.00     17,090.00     15,092.00     14,436.00
10/31/1996        13,650.00     17,561.00     15,488.00     15,098.00
11/30/1996        14,121.00     18,887.00     16,375.00     14,934.00
12/31/1996        13,817.00     18,513.00     16,094.00     15,366.00
   1/31/97        14,135.00     19,669.00     16,794.00     15,374.00
   2/28/97        13,999.00     19,824.00     16,897.00     14,937.00
   3/31/97        13,493.00     19,011.00     16,350.00     15,361.00
   4/30/97        13,882.00     20,144.00     17,102.00     16,047.00
   5/31/97        14,569.00     21,376.00     17,888.00     16,529.00
   6/30/97        14,992.00     22,326.00     18,519.00     16,430.00
   7/31/97        15,912.51     24,103.15     19,105.68     17,350.08
   8/30/97        15,428.77     22,753.37     18,378.14     16,897.24
   9/30/97        16,143.12     24,000.26     19,097.83     17,530.89
10/31/1997        15,923.57     23,198.65     18,837.33     17,229.36
11/30/1997        16,085.99     24,272.75     19,400.57     17,484.35
12/31/1997        16,250.07     24,690.24     19,682.26     17,713.40
   1/31/98        16,199.70     24,964.30     19,924.36     17,823.22
   2/28/98        16,849.30     26,764.23     20,770.34     18,557.54
   3/31/98        17,299.18     28,134.55     21,434.16     19,079.00
   4/30/98        17,311.29     28,418.71     21,606.92     19,201.11
   5/31/98        17,081.05     27,929.91     21,476.42     19,007.18
   6/30/98        17,369.72     29,063.87     22,087.21     19,290.39
07/31/1998        16,879.00     28,755.79     21,952.48     19,014.54
08/31/1998        15,089.83     24,597.71     20,220.43     17,350.77
09/30/1998        15,700.96     26,174.42     21,229.43     18,036.12
10/31/1998        16,412.22     28,302.40     22,205.98     18,744.94
11/30/1998        16,994.85     30,017.52     23,067.57     19,401.01
12/31/1998        17,997.55     31,746.53     23,886.47     20,016.03
01/31/1999        18,173.92     33,073.54     24,552.90     20,306.26
02/28/1999        17,348.83     32,044.95     23,860.51     19,753.93
03/31/1999        17,888.38     33,326.75     24,480.89     20,192.46
04/30/1999        18,464.38     34,616.49     25,073.32     20,832.57
05/31/1999        18,375.75     33,799.55     24,614.48     20,532.58
06/30/1999        19,250.44     35,675.42     25,404.61     21,062.32

                       GROWTH OF A $10,000 INVESTMENT                    AVERAGE ANNUAL TOTAL RETURNS
           -----------------------------------------------------      ---------------------------------
                                 60% S&P 500/
           Balanced              40% Lehman      Lipper Balanced      One          Five       Since
           Fund       S&P 500    Gov't/Corp.     Funds Average        Year         Years      Inception
-------------------------------------------------------------------------------------------------------
Class K    $19,251    $35,675      $25,405         $21,062            10.83%       14.95%      11.13%

-----------------------------------------------------------------------------
All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Figures for the Standard & Poor's Composite 500 Index ("S&P 500"), an unmanaged index of common stock prices, include reinvestment of dividends. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.





Growth & Income Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                                                          Lipper Equity
                                                          Income Funds
                      Class K           S&P 500           Average
                      -------           -------           -------------
07/05/1994           $10,000.00        $10,000.00        $10,000.00
07/31/1994            10,090.00         10,328.00         10,263.00
08/31/1994            10,190.00         10,750.00         10,591.00
09/30/1994            10,130.00         10,487.00         10,400.00
10/31/1994            10,154.00         10,723.00         10,459.00
11/30/1994             9,902.00         10,333.00         10,058.00
12/31/1994             9,944.00         10,486.00         10,131.00
01/31/1995            10,239.00         10,757.00         10,323.00
02/28/1995            10,594.00         11,176.00         10,654.00
03/31/1995            10,796.00         11,506.00         10,909.00
04/30/1995            11,052.00         11,844.00         11,156.00
05/31/1995            11,442.00         12,317.00         11,491.00
06/30/1995            11,502.00         12,602.00         11,643.00
07/31/1995            11,657.00         13,020.00         11,970.00
08/31/1995            11,709.00         13,053.00         12,102.00
09/30/1995            12,221.00         13,603.00         12,501.00
10/31/1995            12,242.00         13,555.00         12,363.00
11/30/1995            12,825.00         14,149.00         12,890.00
12/31/1995            13,321.00         14,422.00         13,209.00
01/31/1996            13,648.00         14,912.00         13,516.00
02/29/1996            13,606.00         15,051.00         13,635.00
03/31/1996            13,750.00         15,195.00         13,818.00
04/30/1996            13,633.00         15,419.00         13,987.00
05/31/1996            13,782.00         15,816.00         14,213.00
06/30/1996            13,914.00         15,877.00         14,232.00
07/31/1996            13,445.00         15,176.00         13,709.00
08/30/1996            13,765.00         15,497.00         14,065.00
09/30/1996            14,322.00         16,368.00         14,601.00
10/31/1996            14,740.00         16,819.00         14,932.00
11/30/1996            15,577.00         18,089.00         15,777.00
12/31/1996            15,433.00         17,731.00         15,693.00
01/31/1997            16,000.00         18,838.00         16,285.00
02/28/1997            16,325.00         18,986.00         16,464.00
03/31/1997            15,884.00         18,208.00         15,954.00
04/30/1997            16,350.00         19,294.00         16,421.00
05/31/1997            17,188.00         20,473.00         17,372.00
06/30/1997            17,826.00         21,383.00         18,016.00
07/31/1997            19,113.57         23,085.09         19,169.02
08/30/1997            18,375.79         21,792.32         18,618.87
09/30/1997            19,393.81         22,986.54         19,555.40
10/31/1997            19,147.51         22,218.79         18,970.70
11/30/1997            19,653.00         23,247.52         19,554.99
12/31/1997            20,376.23         23,647.38         20,018.45
01/31/1998            20,488.30         23,909.86         20,004.43
02/28/1998            21,420.52         25,633.77         21,126.68
03/31/1998            22,564.37         26,946.21         22,068.93
04/30/1998            22,340.99         27,218.37         22,073.35
05/31/1998            21,963.42         26,750.21         21,720.17
06/30/1998            21,923.89         27,836.27         21,854.84
07/31/1998            21,042.34         27,541.21         21,238.53
08/31/1998            18,729.79         23,558.75         18,653.80
09/30/1998            19,728.09         25,068.86         19,655.51
10/31/1998            20,615.85         27,106.96         20,889.88
11/30/1998            21,446.67         28,749.64         21,752.63
12/31/1998            22,407.48         30,405.62         22,342.13
01/31/1999            22,268.56         31,676.58         22,225.95
02/28/1999            22,034.74         30,691.44         21,801.43
03/31/1999            23,235.63         31,919.09         22,296.33
04/30/1999            23,235.63         33,154.36         23,861.53
05/31/1999            22,877.80         32,371.92         23,620.53
06/30/1999            23,452.03         34,168.56         24,348.04

              GROWTH OF A $10,000 INVESTMENT     AVERAGE ANNUAL TOTAL RETURNS
        ---------------------------------------  ----------------------------
                                  Lipper Equity
           Growth &                Income Funds          One        Since
        Income Fund     S&P 500         Average         Year    Inception
-------------------------------------------------------------------------
Class K     $23,450     $34,169         $24,348        6.95%       18.63%


Index 500 Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                                         Lipper S&P 500
               Class K      S&P 500      Funds Average
               -------      -------      --------------
    12/7/92   $10,000.00   $10,000.00   $10,000.00
 12/31/1992    10,017.00    10,122.00    10,120.00
    1/31/93    10,109.00    10,207.00    10,198.00
    2/28/93    10,243.00    10,346.00    10,335.00
    3/31/93    10,457.00    10,564.00    10,550.00
    4/30/93    10,201.00    10,309.00    10,288.00
    5/31/93    10,470.00    10,584.00    10,557.00
    6/30/93    10,497.00    10,615.00    10,582.00
    7/31/93    10,450.00    10,572.00    10,535.00
    8/31/93    10,839.00    10,972.00    10,927.00
    9/30/93    10,757.00    10,888.00    10,843.00
 10/31/1993    10,980.00    11,113.00    11,063.00
 11/30/1993    10,870.00    11,007.00    10,953.00
 12/31/1993    10,998.00    11,140.00    11,082.00
    1/31/94    11,371.00    11,519.00    11,451.00
    2/28/94    11,050.00    11,206.00    11,132.00
    3/31/94    10,574.00    10,718.00    10,646.00
    4/30/94    10,698.00    10,856.00    10,782.00
    5/31/94    10,864.00    11,033.00    10,953.00
    6/30/94    10,597.00    10,763.00    10,682.00
    7/31/94    10,936.00    11,116.00    11,028.00
    8/31/94    11,372.00    11,571.00    11,472.00
    9/30/94    11,084.00    11,288.00    11,189.00
 10/31/1994    11,338.00    11,542.00    11,438.00
 11/30/1994    10,928.00    11,122.00    11,021.00
 12/31/1994    11,089.00    11,287.00    11,181.00
    1/31/95    11,365.00    11,579.00    11,468.00
    2/28/95    11,813.00    12,030.00    11,909.00
    3/31/95    12,154.00    12,384.00    12,254.00
    4/30/95    12,508.00    12,749.00    12,609.00
    5/31/95    12,997.00    13,257.00    13,104.00
    6/30/95    13,288.00    13,565.00    13,402.00
    7/31/95    13,731.00    14,015.00    13,839.00
    8/31/95    13,760.00    14,050.00    13,871.00
    9/30/95    14,331.00    14,642.00    14,448.00
 10/31/1995    14,283.00    14,590.00    14,396.00
 11/30/1995    14,902.00    15,230.00    15,021.00
 12/31/1995    15,187.00    15,523.00    15,303.00
    1/31/96    15,697.00    16,051.00    15,816.00
    2/29/96    15,809.00    16,200.00    15,955.00
    3/31/96    15,961.00    16,356.00    16,110.00
    4/30/96    16,197.00    16,597.00    16,343.00
    5/31/96    16,597.00    17,024.00    16,759.00
    6/30/96    16,660.00    17,089.00    16,822.00
    7/31/96    15,928.00    16,335.00    16,076.00
    8/30/96    16,248.00    16,680.00    16,407.00
    9/30/96    17,154.00    17,618.00    17,323.00
 10/31/1996    17,630.00    18,104.00    17,798.00
 11/30/1996    18,935.00    19,471.00    19,130.00
 12/31/1996    18,550.00    19,085.00    18,747.00
    1/31/97    19,681.00    20,277.00    19,906.00
    2/28/97    19,828.00    20,436.00    20,057.00
    3/31/97    18,993.00    19,598.00    19,226.00
    4/30/97    20,117.00    20,767.00    20,364.00
    5/31/97    21,337.00    22,037.00    21,594.00
    6/30/97    22,290.00    23,016.00    22,555.00
    7/31/97    24,046.45    24,848.07    24,330.08
    8/30/97    22,695.04    23,456.58    22,970.03
    9/30/97    23,918.30    24,742.00    24,210.41
 10/31/1997    23,117.04    23,915.62    23,399.36
 11/30/1997    24,164.24    25,022.91    24,459.35
 12/31/1997    24,582.28    25,453.31    24,865.38
    1/31/98    24,840.40    25,735.84    25,136.41
    2/28/98    26,601.58    27,591.39    26,928.63
    3/31/98    27,947.62    29,004.07    28,288.53
    4/30/98    28,229.89    29,297.01    28,560.10
    5/31/98    27,735.87    28,907.36    28,057.44
    6/30/98    28,848.08    30,081.00    29,185.35
 07/31/1998    28,530.75    29,640.53    28,868.72
 08/31/1998    24,388.09    25,354.51    24,694.31
 09/30/1998    25,956.24    26,979.74    26,267.33
 10/31/1998    28,050.91    29,173.19    28,394.99
 11/30/1998    29,719.94    30,941.09    30,101.53
 12/31/1998    31,431.81    32,723.29    31,838.38
 01/31/1999    32,726.80    34,091.13    33,134.21
 02/28/1999    31,695.90    33,030.89    32,093.79
 03/31/1999    32,935.21    34,352.13    33,361.50
 04/30/1999    34,183.46    35,681.55    34,629.23
 05/31/1999    33,366.47    34,839.47    33,798.13
 06/30/1999    35,194.95    36,773.06    35,657.03

             GROWTH OF A $10,000 INVESTMENT     AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------------    ----------------------------
                                      Lipper
          Index 500                  S&P 500        One    Five      Since
               Fund   S&P 500  Funds Average       Year   Years  Inception
--------------------------------------------------------------------------
Class K     $35,170   $36,773        $35,657     21.99%  27.13%     21.12%

-----------------------------------------------------------------------------
Please refer to the preceding and following pages for additional information on performance and index description.





International Equity Fund

                         CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                            FT/S&P Actuaries
                            World Index        Lipper International
               Class K      ex U.S.            Funds Average
               -------      ----------------   --------------------
 11/23/1992   $10,000.00   $10,000.00         $10,000.00
 11/30/1992    10,134.00    10,000.00          10,000.00
 12/31/1992    10,172.00    10,031.43          10,132.00
    1/31/93    10,044.00    10,035.08          10,172.00
    2/28/93    10,296.00    10,375.68          10,412.00
    3/31/93    10,634.00    11,294.40          11,013.00
    4/30/93    10,847.00    12,340.30          10,571.00
    5/31/93    11,050.00    12,685.28          11,819.00
    6/30/93    10,963.00    12,374.65          11,576.00
    7/31/93    11,331.00    12,926.47          11,929.00
    8/31/93    11,979.00    13,534.57          12,658.00
    9/30/93    11,882.00    13,170.59          12,575.00
 10/31/1993    12,637.00    13,522.88          13,144.00
 11/30/1993    12,250.00    12,373.92          12,644.00
 12/31/1993    13,479.00    13,259.03          13,857.00
    1/31/94    13,856.00    14,375.82          14,699.00
    2/28/94    13,237.00    14,353.90          14,369.00
    3/31/94    12,231.00    13,793.31          13,721.00
    4/30/94    12,521.00    14,364.13          14,078.00
    5/31/94    12,628.00    14,318.81          14,052.00
    6/30/94    12,095.00    14,492.03          13,880.00
    7/31/94    12,657.00    14,644.06          14,283.00
    8/31/94    13,005.00    14,994.88          14,716.00
    9/30/94    12,618.00    14,586.32          14,345.00
 10/31/1994    12,918.00    15,052.62          14,616.00
 11/30/1994    12,453.00    14,306.39          13,923.00
 12/31/1994    12,325.00    14,367.78          13,771.00
    1/31/95    11,741.00    13,758.95          13,113.00
    2/28/95    11,965.00    13,650.78          13,154.00
    3/31/95    12,296.00    14,501.53          13,589.00
    4/30/95    12,705.00    15,082.59          14,039.00
    5/31/95    12,891.00    14,883.79          14,171.00
    6/30/95    13,076.00    14,615.55          14,181.00
    7/31/95    13,690.00    15,538.66          14,956.00
    8/31/95    13,397.00    14,973.69          14,672.00
    9/30/95    13,758.00    15,227.31          14,911.00
 10/31/1995    13,670.00    14,829.70          14,616.00
 11/30/1995    13,738.00    15,278.47          14,791.00
 12/31/1995    14,018.00    15,869.02          15,231.00
    1/31/96    14,156.00    16,018.86          15,566.00
    2/29/96    14,175.00    16,007.16          15,629.00
    3/31/96    14,372.00    16,336.79          15,892.00
    4/30/96    14,824.00    16,858.65          16,396.00
    5/31/96    14,745.00    16,580.91          16,348.00
    6/30/96    14,814.00    16,662.04          16,459.00
    7/31/96    14,333.00    16,128.66          15,862.00
    8/30/96    14,608.00    16,222.91          16,065.00
    9/30/96    14,873.00    16,660.58          16,412.00
 10/31/1996    14,873.00    16,513.72          16,362.00
 11/30/1996    15,452.00    17,148.66          17,095.00
 12/31/1996    15,424.00    16,899.51          17,195.00
    1/31/97    15,258.00    16,364.66          17,122.00
    2/28/97    15,402.00    16,674.46          17,363.00
    3/31/97    15,336.00    16,618.93          17,420.00
    4/30/97    15,535.00    16,718.30          17,478.00
    5/31/97    16,707.00    17,896.13          18,509.00
    6/30/97    17,494.00    18,814.57          19,374.00
    7/31/97    17,849.65    19,132.54          19,902.91
    8/30/97    16,626.95    17,699.51          18,457.96
    9/30/97    17,449.99    18,644.66          19,596.81
 10/31/1997    16,116.81    17,186.65          18,119.22
 11/30/1997    15,794.47    16,934.01          17,950.71
 12/31/1997    15,908.19    17,032.22          18,099.70
    1/31/98    16,425.21    17,732.25          18,525.04
    2/28/98    17,665.31    18,877.75          19,747.69
    3/31/98    18,315.39    19,478.06          20,756.80
    4/30/98    18,471.07    19,577.40          21,041.17
    5/31/98    18,206.94    19,428.61          21,062.21
    6/30/98    18,236.07    19,337.30          20,900.03
 07/31/1998    18,101.64    19,408.93          20,939.11
 08/31/1998    15,286.83    16,813.96          17,992.98
 09/30/1998    15,167.59    16,449.09          17,365.02
 10/31/1998    16,833.00    18,200.92          18,705.60
 11/30/1998    17,550.08    19,172.85          19,682.03
 12/31/1998    17,999.36    19,792.13          20,300.05
 01/31/1999    18,433.15    19,740.67          20,367.04
 02/28/1999    18,259.88    19,296.51          19,843.61
 03/31/1999    19,065.14    20,240.11          20,542.10
 04/30/1999    19,957.39    21,260.21          21,413.09
 05/31/1999    19,115.18    20,188.70          20,503.03
 06/30/1999    20,231.51    21,044.70          21,538.43

               GROWTH OF A $10,000 INVESTMENT    AVERAGE ANNUAL TOTAL RETURNS
        ---------------------------------------- ----------------------------
                            FT/S&P
        International    Actuaries         Lipper
               Equity  World Index  International       One    Five     Since
                 Fund      ex U.S.  Funds Average      Year   Years Inception
-----------------------------------------------------------------------------
Class K       $20,230      $21,045        $21,538    10.94%  10.83%    11.26%


Micro-Cap Equity Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                            Wilshire     Lipper
                            Micro-Cap    Micro-Cap
               Class K      Index        Fund Average
               -------      ---------    ------------
 12/31/1996   $10,000.00   $10,000.00   $10,000.00
    1/31/97    10,464.00    10,474.00    10,421.00
    2/28/97    10,781.00    10,253.00    10,107.00
    3/31/97    10,010.00     9,788.00     9,494.00
    4/30/97     9,664.00     9,474.00     9,204.00
    5/31/97    11,117.00    10,382.00    10,343.00
    6/30/97    12,681.00    11,052.00    11,146.00
    7/31/97    14,491.21    11,620.07    11,936.25
    8/30/97    15,856.28    12,119.74    12,585.58
    9/30/97    17,844.66    13,252.93    13,784.99
 10/31/1997    17,746.52    12,791.73    13,294.24
 11/30/1997    17,478.55    12,546.13    13,066.91
 12/31/1997    17,148.20    12,419.41    12,885.28
    1/31/98    16,890.98    12,331.23    12,748.70
    2/28/98    18,145.98    13,083.44    13,653.86
    3/31/98    18,793.79    13,724.53    14,419.84
    4/30/98    18,711.10    14,016.86    14,664.97
    5/31/98    17,537.91    13,328.63    13,861.33
    6/30/98    17,487.05    13,265.99    13,825.29
 07/31/1998    16,488.54    12,422.01    12,932.22
 08/31/1998    12,127.32     9,807.18    10,291.46
 09/30/1998    12,517.82    10,167.10    10,812.21
 10/31/1998    12,898.36    10,380.61    11,036.02
 11/30/1998    14,759.60    11,179.92    12,092.17
 12/31/1998    16,145.52    11,497.43    13,217.95
 01/31/1999    15,924.33    12,026.31    13,683.22
 02/28/1999    15,209.33    11,202.51    12,848.54
 03/31/1999    14,715.02    10,873.15    12,623.69
 04/30/1999    16,804.56    11,862.61    13,720.69
 05/31/1999    17,550.68    12,154.43    14,290.10
 06/30/1999    19,063.55    13,146.23    15,516.19

              GROWTH OF A $10,000 INVESTMENT     AVERAGE ANNUAL TOTAL RETURNS
        ---------------------------------------  ----------------------------
                       Wilshire          Lipper
          Micro-Cap   Micro-Cap       Micro-Cap          One        Since
        Equity Fund       Index   Funds Average         Year    Inception
--------------------------------------------------------------------------
Class K     $19,049     $13,146         $15,516        9.04%       29.42%

-----------------------------------------------------------------------------
All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that, an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Figures for the S&P 500, an unmanaged index of common stock prices, include reinvestment of dividends. The FT/S&P Actuaries World Index ex U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The Index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends. The Wilshire Micro-Cap Index consists of all issues in the Wilshire 5000 Index that rank below the 2,501st company based on size. The Wilshire 5000 Index contains all publicly traded U.S. stocks, but excludes REITs and limited partnerships.




Multi-Season Growth Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                                         Lipper Growth
               Class K      S&P 500      Funds Average
               -------      -------      -------------
    6/23/95   $10,000.00   $10,000.00   $10,000.00
    6/30/95     9,852.00    10,000.00    10,000.00
    7/31/95    10,189.00    10,331.00    10,484.71
    8/31/95    10,164.00    10,357.00    10,565.00
    9/30/95    10,598.00    10,794.00    10,869.00
 10/31/1998    10,607.00    10,755.00    10,703.00
 11/30/1995    11,221.00    11,227.00    11,075.00
 12/31/1995    11,240.00    11,443.00    11,105.00
    1/31/95    11,714.00    11,832.00    11,348.00
    2/29/96    11,883.00    11,942.00    11,604.00
    3/31/96    11,958.00    12,057.00    11,702.00
    4/30/96    12,144.00    12,235.00    12,081.00
    5/31/96    12,382.00    12,550.00    12,398.00
    6/30/96    12,568.00    12,598.00    12,227.00
    7/31/96    12,059.00    12,042.00    11,500.00
    8/31/96    12,390.00    12,296.00    11,901.00
    9/30/96    13,250.00    12,988.00    12,585.00
 10/31/1996    13,369.00    13,346.00    12,675.00
 11/30/1996    14,182.00    14,353.00    13,438.00
 12/31/1996    13,750.00    14,069.00    13,234.00
    1/31/97    14,258.00    14,948.00    13,918.00
    2/28/97    14,267.00    15,065.00    13,706.00
    3/31/97    13,652.00    14,447.00    13,070.00
    4/30/97    14,329.00    15,309.00    13,570.00
    5/31/97    15,380.00    16,245.00    14,563.00
    6/30/97    16,030.00    16,967.00    15,130.00
    7/31/97    17,259.02    18,317.57    16,402.43
    8/30/97    16,421.96    17,291.79    15,857.87
    9/30/97    17,392.50    18,239.38    16,741.16
 10/31/1997    16,964.64    17,630.18    16,106.67
 11/30/1997    17,356.52    18,446.46    16,377.26
 12/31/1997    17,901.52    18,763.74    16,532.84
    1/31/98    17,704.60    18,972.02    16,610.55
    2/28/98    19,276.77    20,339.90    17,864.64
    3/31/98    20,155.79    21,381.30    18,657.83
    4/30/98    20,137.65    21,597.25    18,879.86
    5/31/98    19,547.62    21,225.78    18,326.68
    6/30/98    20,044.13    22,087.55    18,991.94
 07/31/1998    19,511.76    21,853.42    18,621.60
 08/31/1998    16,227.93    18,693.42    15,565.79
 09/30/1998    17,201.61    19,891.67    16,501.30
 10/31/1998    18,520.97    21,508.86    17,697.64
 11/30/1998    19,343.30    22,812.29    18,800.20
 12/31/1998    20,600.62    24,126.28    20,270.38
 01/31/1999    21,037.35    25,134.76    21,117.68
 02/28/1999    20,246.35    24,353.07    20,287.76
 03/31/1999    21,106.82    25,327.19    21,168.25
 04/30/1999    21,573.28    26,307.36    21,697.45
 05/31/1999    20,964.91    25,686.50    21,228.79
 06/30/1999    22,331.82    27,112.10    22,517.37

             GROWTH OF A $10,000 INVESTMENT     AVERAGE ANNUAL TOTAL RETURNS
         -------------------------------------  ----------------------------
         Multi-Season            Lipper Growth          One       Since
          Growth Fund   S&P 500  Funds Average         Year   Inception
-----------------------------------------------------------------------
Class K       $22,331   $27,112        $22,517       11.40%      22.11%


Real Estate Equity Investment Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                                       Lipper
                                       Real Estate
              Class K        NAREIT    Funds Average
              -------        ------    -------------
    10/3/96   $10,000.00   $10,000.00   $10,000.00
   10/31/96    10,149.00    10,297.00    10,191.00
   11/30/96    10,640.00    10,767.00    10,641.00
   12/31/96    11,674.00    11,885.00    11,602.00
    1/31/97    11,798.00    12,018.00    11,798.00
    2/28/97    11,737.00    11,994.00    11,832.00
    3/31/97    11,809.00    11,969.00    11,797.00
    4/30/97    11,385.00    11,641.00    11,383.00
    5/31/97    11,629.00    11,983.00    11,786.00
    6/30/97    12,311.00    12,566.00    12,429.00
    7/31/97    12,864.13    12,954.29    12,974.63
    8/30/97    12,826.83    12,923.20    12,913.65
    9/30/97    14,115.92    14,051.39    14,114.62
   10/31/97    13,604.93    13,672.01    13,654.49
   11/30/97    13,781.79    13,967.32    13,818.34
   12/31/97    14,246.24    14,296.95    14,183.14
    1/31/98    14,061.04    14,221.18    14,004.44
    2/28/98    13,784.03    13,979.42    13,975.03
    3/31/98    14,135.53    14,229.65    14,297.85
    4/30/98    13,680.36    13,765.76    13,900.37
    5/31/98    13,535.35    13,669.40    13,702.98
    6/30/98    13,408.12    13,576.45    13,563.21
 07/31/1998    12,499.17    12,696.38    12,670.31
 08/31/1998    11,286.75    11,497.84    11,427.35
 09/30/1998    12,142.29    12,148.62    12,030.71
 10/31/1998    11,839.95    11,923.87    11,805.74
 11/30/1998    11,938.22    12,099.15    12,046.58
 12/31/1998    11,799.73    11,794.25    11,952.61
 01/31/1999    11,537.78    11,547.75    11,677.70
 02/28/1999    11,497.40    11,276.38    11,502.54
 03/31/1999    11,265.15    11,225.63    11,392.11
 04/30/1999    12,435.60    12,290.95    12,586.01
 05/31/1999    12,695.50    12,561.35    12,856.61
 06/30/1999    12,517.77    12,357.85    12,684.33

                GROWTH OF A $10,000 INVESTMENT   AVERAGE ANNUAL TOTAL RETURNS
       ----------------------------------------- ----------------------------
           Real Estate                    Lipper
                Equity               Real Estate         One         Since
       Investment Fund    NAREIT   Funds Average        Year     Inception
--------------------------------------------------------------------------
Class K        $12,516   $12,358         $12,684     (6.66)%         8.53%

-----------------------------------------------------------------------------
Please refer to the preceding and following pages for additional information on performance and index description.





Small-Cap Value Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                                        Lipper Small Company
             Class K      Russell 2000  Growth Funds Average
             -------      ------------  --------------------
12/31/1996   $10,000.00   $10,000.00   $10,000.00
   1/31/97    10,833.00    10,200.00    10,249.00
   2/28/97    10,833.00     9,952.00     9,818.00
   3/31/97    10,456.00     9,483.00     9,314.00
   4/30/97    10,446.00     9,509.00     9,250.00
   5/31/97    11,280.00    10,567.00    10,357.00
   6/30/97    11,985.00    11,020.00    10,899.00
   7/31/97    12,771.34    11,532.43    11,578.01
   8/30/97    13,418.84    11,796.52    11,789.89
   9/30/97    14,685.58    12,660.03    12,683.56
10/31/1997    14,206.83    12,104.25    12,120.41
11/30/1997    14,097.44    12,025.58    11,942.24
12/31/1997    14,417.45    12,236.02    12,042.55
   1/31/98    14,166.59    12,042.69    11,835.42
   2/28/98    14,951.42    12,932.65    12,756.22
   3/31/98    15,594.33    13,465.47    13,349.38
   4/30/98    15,834.48    13,539.53    13,458.85
   5/31/98    15,049.09    12,809.75    12,699.77
   6/30/98    14,925.69    12,836.65    12,800.10
07/31/1998    14,087.35    11,799.68    12,684.40
08/31/1998    11,416.39     9,508.18    10,119.61
09/30/1998    11,943.82    10,252.67    10,687.33
10/31/1998    11,860.22    10,670.98    11,124.44
11/30/1998    12,510.16    11,230.14    11,816.38
12/31/1998    13,460.93    11,925.29    12,606.89
01/31/1999    13,040.95    12,083.89    12,553.94
02/28/1999    12,319.78    11,105.10    11,518.24
03/31/1999    12,008.09    11,278.34    11,638.03
04/30/1999    12,718.97    12,288.88    12,418.94
05/31/1999    13,095.45    12,468.30    12,679.74
06/30/1999    14,126.07    13,031.86    13,446.87

             GROWTH OF A $10,000 INVESTMENT     AVERAGE ANNUAL TOTAL RETURNS
         ------------------------------------   ----------------------------
                                 Lipper Small
          Small Cap   Russell  Company Growth           One       Since
         Value Fund      2000   Funds Average          Year   Inception
-----------------------------------------------------------------------
Class K     $14,129   $13,032         $13,447       (5.33)%      14.84%


Small Company Growth Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                                         Lipper Small Company
             Class K      Russell 2000   Growth Funds Average
             -------      ------------   --------------------
  11/23/92   $10,000.00   $10,000.00     $10,000.00
  11/30/92    10,187.00    10,000.00      10,000.00
  12/31/92    10,438.00    10,348.00      10,333.00
01/31/1993    10,739.00    10,698.00      10,574.00
02/28/1993    10,325.00    10,451.00      10,210.00
03/31/1993    10,731.00    10,790.00      10,570.00
04/30/1993    10,089.00    10,494.00      10,234.00
05/31/1993    10,511.00    10,958.00      10,775.00
06/30/1993    10,568.00    11,027.00      10,857.00
07/31/1993    10,552.00    11,179.00      10,926.00
08/31/1993    10,990.00    11,662.00      11,463.00
09/30/1993    11,412.00    11,991.00      11,828.00
  10/31/93    11,510.00    12,300.00      12,013.00
  11/30/93    11,080.00    11,895.00      11,623.00
  12/31/93    11,810.00    12,302.00      12,108.00
01/31/1994    11,777.00    12,687.00      12,432.00
02/28/1994    11,885.00    12,641.00      12,421.00
03/31/1994    11,157.00    11,974.00      11,765.00
04/30/1994    11,281.00    12,045.00      11,762.00
05/31/1994    10,983.00    11,910.00      11,557.00
06/30/1994    10,355.00    11,505.00      11,130.00
07/31/1994    10,529.00    11,694.00      11,332.00
08/31/1994    11,364.00    12,346.00      12,013.00
09/30/1994    11,455.00    12,305.00      12,061.00
  10/31/94    11,662.00    12,256.00      12,208.00
  11/30/94    11,050.00    11,761.00      11,759.00
  12/31/94    11,487.00    12,077.00      12,020.00
01/31/1995    11,098.00    11,925.00      11,891.00
02/28/1995    11,503.00    12,421.00      12,394.00
03/31/1995    11,926.00    12,635.00      12,717.00
04/30/1995    11,735.00    12,916.00      12,877.00
05/31/1995    11,909.00    13,138.00      13,077.00
06/30/1995    12,655.00    13,819.00      13,842.00
07/31/1995    13,789.00    14,615.00      14,865.00
08/31/1995    13,822.00    14,918.00      15,107.00
09/30/1995    14,303.00    15,184.00      15,514.00
  10/31/95    14,187.00    14,505.00      15,028.00
  11/30/95    14,609.00    15,115.00      15,580.00
  12/31/95    14,892.00    15,513.00      15,769.00
01/31/1996    15,007.00    15,497.00      15,669.00
02/29/1996    15,595.00    15,980.00      16,316.00
03/31/1996    16,574.00    16,305.00      16,709.00
04/30/1996    18,105.00    17,177.00      17,896.00
05/31/1996    19,093.00    17,854.00      18,582.00
06/30/1996    18,764.00    17,121.00      17,860.00
07/31/1996    16,859.00    15,626.00      16,298.00
08/30/1996    17,909.00    16,533.00      17,293.00
09/30/1996    19,298.00    17,179.00      18,194.00
  10/31/96    18,942.00    16,914.00      17,816.00
  11/30/96    19,805.00    17,611.00      18,378.00
  12/31/96    20,385.00    18,073.00      18,599.00
01/31/1997    20,581.00    18,434.00      19,074.00
02/28/1997    19,456.00    17,987.00      18,302.00
03/31/1997    17,990.00    17,138.00      17,342.00
04/30/1997    17,990.00    17,186.00      17,278.00
05/31/1997    20,591.00    19,098.00      19,293.00
06/30/1997    22,315.00    19,917.00      20,254.00
07/31/1997    23,687.82    20,843.14      21,515.82
08/30/1997    24,194.74    21,320.45      21,909.56
09/30/1997    27,032.78    22,881.11      23,570.31
  10/31/97    25,618.97    21,876.62      22,523.79
  11/30/97    24,855.52    21,734.43      22,192.69
  12/31/97    25,539.05    22,114.78      22,379.11
01/31/1998    24,673.27    21,765.37      21,994.19
02/28/1998    26,143.80    23,373.83      23,705.33
03/31/1998    27,262.76    24,336.83      24,807.63
04/30/1998    27,350.00    24,470.68      25,011.05
05/31/1998    25,151.06    23,151.71      23,600.43
06/30/1998    25,075.60    23,200.33      23,786.87
07/31/1998    23,528.48    21,325.96      23,570.76
08/31/1998    18,114.58    17,184.46      18,804.75
09/30/1998    19,784.74    18,530.00      19,859.70
10/31/1998    20,902.58    19,286.03      20,671.96
11/30/1998    22,296.78    20,296.61      21,957.75
12/31/1998    23,618.98    21,552.97      23,426.73
01/31/1999    23,524.51    21,839.63      23,328.34
02/28/1999    20,673.34    20,070.62      21,403.75
03/31/1999    19,645.87    20,383.72      21,626.35
04/30/1999    20,362.95    22,210.10      23,077.47
05/31/1999    20,863.88    22,534.37      23,562.10
06/30/1999    22,336.87    23,552.92      24,987.61

             GROWTH OF A $10,000 INVESTMENT      AVERAGE ANNUAL TOTAL RETURNS
        --------------------------------------   ----------------------------
              Small              Lipper Small
            Company   Russell  Company Growth          One    Five      Since
        Growth Fund      2000   Funds Average         Year   Years  Inception
-----------------------------------------------------------------------------
Class K     $22,336   $23,553         $24,988     (10.92)%  16.62%     12.94%

-----------------------------------------------------------------------------
All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Figures for the S&P 500, an unmanaged index of common stock prices, include reinvestment of dividends. National Association of Real Estate Investment Trusts ("NAREIT") are equity real estate investment trusts which are defined as those which derive more than 75% of their income from equity investments in real estate assets. The NAREIT equity index includes all tax qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and the NASDAQ.




Value Fund

                          CLASS K SHARE HYPOTHETICAL

          A Hypothetical Illustration of a 10,000 Initial Investment

                           S&P/BARRA    Lipper Growth &
              Class K      Value Index  Income Funds Average
              -------      -----------  --------------------
 11/30/1995   $10,000.00   $10,000.00   $10,000.00
 12/31/1995     9,906.00    10,277.00    10,165.00
    1/31/96    10,258.00    10,584.00    10,440.00
    2/29/96    10,461.00    10,683.00    10,584.00
    3/31/96    10,649.00    10,933.00    10,728.00
    4/30/96    10,751.00    11,045.00    10,910.00
    5/31/96    10,881.00    11,211.00    11,118.00
    6/30/96    10,733.00    11,158.00    11,079.00
    7/31/96    10,288.00    10,687.00    10,604.00
    8/30/96    10,714.00    10,982.00    10,906.00
    9/30/96    11,143.00    11,452.00    11,409.00
 10/31/1996    11,394.00    11,841.00    11,629.00
 11/30/1996    12,240.00    12,746.00    12,398.00
 12/31/1996    12,484.00    12,537.00    12,264.00
    1/31/97    13,235.00    13,115.00    12,806.00
    2/28/97    12,947.00    13,211.00    12,872.00
    3/31/97    12,565.00    12,759.00    12,405.00
    4/30/97    12,699.00    13,238.00    12,870.00
    5/31/97    13,688.00    14,068.00    13,675.00
    6/30/97    14,422.00    14,605.00    14,214.00
    7/31/97    15,608.35    15,773.40    15,260.15
    8/30/97    15,330.53    15,060.44    14,750.46
    9/30/97    16,455.79    15,942.98    15,498.31
 10/31/1997    15,837.05    15,357.88    14,954.32
 11/30/1997    16,001.75    15,943.01    15,355.09
 12/31/1997    16,497.81    16,296.95    15,616.13
    1/31/98    16,275.09    16,096.49    15,625.50
    2/28/98    17,425.74    17,303.73    16,691.16
    3/31/98    18,199.44    18,181.03    17,427.24
    4/30/98    18,388.71    18,395.57    17,547.49
    5/31/98    17,963.93    18,136.19    17,182.50
    6/30/98    18,150.76    18,274.02    17,472.88
 07/31/1998    17,152.24    17,877.47    17,053.53
 08/31/1998    13,949.92    15,002.78    14,524.49
 09/30/1998    14,810.63    15,914.94    15,317.53
 10/31/1998    15,404.53    17,161.08    16,458.69
 11/30/1998    16,054.61    18,055.18    17,314.54
 12/31/1998    16,834.86    18,688.91    18,064.26
 01/31/1999    17,137.89    19,066.43    18,364.12
 02/28/1999    15,936.52    18,656.50    17,807.69
 03/31/1999    16,051.26    19,221.79    18,386.44
 04/30/1999    17,452.54    20,878.71    19,443.66
 05/31/1999    17,347.82    20,509.16    19,163.67
 06/30/1999    18,062.55    21,296.71    19,987.71

              GROWTH OF A $10,000 INVESTMENT     AVERAGE ANNUAL TOTAL RETURNS
        ---------------------------------------  ----------------------------
                                  Lipper Growth
                      S&P/BARRA        & Income           One         Since
        Value Fund  Value Index   Funds Average          Year     Inception
---------------------------------------------------------------------------
Class K    $18,062      $21,297         $19,988       (0.48)%        17.94%



Framlington Emerging Markets Fund

                         CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                          MSCI Emerging    Lipper Emerging Markets
             Class K      Markets Index    Funds Average
             -------      -------------    -----------------------
   1/10/97   $10,000.00   $10,000.00       $10,000.00
   1/31/97    10,526.80    10,651.00        10,798.00
   2/28/97    10,914.50    11,081.30        11,191.05
   3/31/97    10,984.14    10,809.81        10,957.15
   4/30/97    11,262.47    10,886.56        11,025.09
   5/31/97    11,988.12    11,155.46        11,471.60
   6/30/97    12,869.48    11,800.24        12,107.13
   7/31/97    13,188.26    12,015.01        12,467.92
   8/30/97    12,978.57    10,627.27        11,340.82
   9/30/97    13,387.39    10,708.04        11,794.46
10/31/1997    11,444.88     8,950.85         9,996.98
11/30/1997    10,996.24     8,624.14         9,637.09
12/31/1997    11,217.27     8,831.99         9,783.57
   1/31/98     9,927.28     8,139.56         9,078.18
   2/28/98    11,012.33     8,989.33         9,886.14
   3/31/98    11,431.90     9,379.47        10,260.82
   4/30/98    11,534.79     9,277.23        10,351.12
   5/31/98    10,276.34     8,006.25         9,027.21
   6/30/98     9,223.02     7,166.39         8,219.27
07/31/1998     9,366.08     7,368.48         8,500.37
08/31/1998     6,698.62     5,210.25         6,053.96
09/30/1998     7,221.78     5,526.00         6,269.48
10/31/1998     7,816.85     6,101.25         6,821.83
11/30/1998     8,103.73     6,602.77         7,192.25
12/31/1998     8,134.53     6,482.60         7,140.47
01/31/1999     8,175.20     6,373.05         7,051.21
02/28/1999     8,164.57     6,430.41         6,992.69
03/31/1999     9,077.37     7,258.00         7,754.89
04/30/1999    10,431.72     8,145.65         8,718.05
05/31/1999    10,349.30     8,073.16         8,623.89
06/30/1999    11,898.60     8,972.50         9,658.76

               GROWTH OF A $10,000 INVESTMENT       AVERAGE ANNUAL TOTAL RETURNS
       -------------------------------------------- ----------------------------
        Framlington                Lipper Emerging
           Emerging  MSCI Emerging         Markets        One      Since
       Markets Fund  Markets Index   Funds Average       Year  Inception
------------------------------------------------------------------------
Class K     $11,900         $8,973          $9,659     29.03%      7.29%

-----------------------------------------------------------------------------
Please refer to the preceding and following pages for additional information on performance and index description.





Framlington Healthcare Fund

                         CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                                          Lipper Health/
                          S&P Healthcare  Biotechnology Funds
             Class K      Composite       Average
             -------      --------------  -------------------
    4/1/97   $10,000.00   $10,000.00      $10,000.00
   4/30/97     9,555.60    10,819.00        9,989.00
   5/31/97    10,888.89    11,481.12       11,028.85
   6/30/97    11,523.82    12,582.16       11,597.94
   7/31/97    11,767.21    12,827.51       11,985.32
   8/30/97    11,756.62    11,788.49       11,691.67
   9/30/97    13,047.49    12,471.04       12,742.76
10/31/1997    12,370.33    12,600.74       12,346.46
11/30/1997    12,317.14    13,135.01       12,335.34
12/31/1997    12,296.20    13,711.64       12,380.99
   1/31/98    12,507.69    14,668.71       12,602.61
   2/28/98    13,311.94    15,490.16       13,371.36
   3/31/98    13,682.01    16,032.31       13,832.68
   4/30/98    13,650.54    16,410.67       13,879.71
   5/31/98    12,815.13    16,093.95       13,364.77
   6/30/98    12,497.31    17,270.42       13,583.95
07/31/1998    11,703.77    17,361.95       13,448.11
08/31/1998     8,846.88    15,412.21       11,452.41
09/30/1998    10,349.96    17,241.63       12,755.70
10/31/1998    10,805.36    17,865.78       13,240.41
11/30/1998    11,397.50    18,957.38       13,930.24
12/31/1998    12,431.25    19,774.44       15,090.63
01/31/1999    12,784.30    19,871.34       15,262.66
02/28/1999    11,417.65    20,111.78       14,766.62
03/31/1999    10,873.03    20,648.77       14,923.15
04/30/1999    10,649.05    19,364.41       14,378.45
05/31/1999    10,926.99    18,808.65       14,264.86
06/30/1999    11,161.92    19,690.78       14,898.22

              GROWTH OF A $10,000 INVESTMENT        AVERAGE ANNUAL TOTAL RETURNS
       -------------------------------------------  ----------------------------
       Framlington                  Lipper Health/
        Healthcare  S&P Healthcare   Biotechnology         One        Since
              Fund       Composite   Funds Average        Year    Inception
---------------------------------------------------------------------------
Class K    $11,160         $19,691         $14,898    (10.70)%        5.00%


Framlington International Growth Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                          MSCI EAFE    Lipper International
             Class K      Index        Funds Average
             -------      ---------    --------------------
   1/10/97   $10,000.00   $10,000.00   $10,000.00
   1/31/97    10,070.90     9,650.00     9,967.00
   2/28/97    10,202.63     9,814.05    10,107.53
   3/31/97    10,121.62     9,852.32    10,129.77
   4/30/97    10,162.10     9,906.51    10,150.03
   5/31/97    10,901.70    10,553.41    10,750.91
   6/30/97    11,499.44    11,138.07    11,248.68
   7/31/97    11,681.82    11,320.73    11,555.77
   8/30/97    10,922.51    10,477.34    10,716.82
   9/30/97    11,469.72    11,066.16    11,378.05
10/31/1997    10,587.70    10,218.49    10,520.14
11/30/1997    10,324.07    10,116.31    10,422.31
12/31/1997    10,339.55    10,207.36    10,508.81
   1/31/98    10,889.62    10,676.89    10,755.77
   2/28/98    11,602.89    11,364.49    11,465.65
   3/31/98    12,010.15    11,716.79    12,051.54
   4/30/98    12,162.68    11,811.69    12,216.65
   5/31/98    12,234.44    11,757.36    12,228.87
   6/30/98    12,142.68    11,849.07    12,134.70
07/31/1998    12,387.27    11,972.30    12,300.95
08/31/1998    10,665.44    10,491.33    10,570.20
09/30/1998    10,013.78    10,172.39    10,201.30
10/31/1998    10,757.80    11,235.41    10,988.84
11/30/1998    11,409.73    11,814.03    11,562.46
12/31/1998    11,925.45    12,283.05    11,925.52
01/31/1999    12,138.91    12,249.88    11,964.88
02/28/1999    11,670.35    11,960.78    11,657.38
03/31/1999    12,281.88    12,463.14    12,067.72
04/30/1999    12,699.46    12,970.39    12,579.39
05/31/1999    12,220.69    12,305.01    12,044.77
06/30/1999    12,995.48    12,787.36    12,653.03

             GROWTH OF A $10,000 INVESTMENT      AVERAGE ANNUAL TOTAL RETURNS
       ---------------------------------------   ----------------------------
         Framlington                    Lipper
       International  MSCI EAFE  International          One          Since
         Growth Fund      Index  Funds Average         Year      Inception
--------------------------------------------------------------------------
Class K      $12,996    $12,787        $12,653        7.02%         11.19%

-----------------------------------------------------------------------------
All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The S&P 500/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios. Figures for the Morgan Stanley (MSCI) Emerging Markets Index, an unmanaged index used to protray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East, include gross reinvestment of dividends. The S&P Healthcare Composite is a capitalization-weighted index of all of the stocks in the S&P 500 that are involved in the business of health care related products or services. Figures for the Morgan Stanley (MSCI) EAFE Index, an unmanaged index used to protray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East, include gross reinvestment of dividends.




Bond Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                           Lehman Gov't/Corp  Lipper Corp Debt A
              Class K      Bond Index         Rated Funds Average
              -------      -----------------  -------------------
 11/23/1992   $10,000.00   $10,000.00        $10,000.00
 11/30/1992     9,959.00    10,000.00         10,000.00
 12/31/1992    10,098.00    10,171.13         10,168.00
    1/31/93    10,298.00    10,392.00         10,389.00
    2/28/93    10,524.00    10,608.00         10,625.00
    3/31/93    10,608.00    10,644.00         10,662.00
    4/30/93    10,690.00    10,725.00         10,731.00
    5/31/93    10,656.00    10,720.00         10,733.00
    6/30/93    10,890.00    10,963.00         10,977.00
    7/31/93    10,948.00    11,033.00         11,063.00
    8/31/93    11,204.00    11,286.00         11,324.00
    9/30/93    11,261.00    11,326.00         11,358.00
 10/31/1993    11,329.00    11,372.00         11,412.00
 11/30/1993    11,193.00    11,244.00         11,257.00
 12/31/1993    11,226.00    11,293.00         11,315.00
    1/31/94    11,395.00    11,463.00         11,489.00
    2/28/94    11,115.00    11,213.00         11,231.00
    3/31/94    10,850.00    10,939.00         10,928.00
    4/30/94    10,761.00    10,848.00         10,812.00
    5/31/94    10,761.00    10,828.00         10,776.00
    6/30/94    10,726.00    10,803.00         10,739.00
    7/31/94    10,886.00    11,019.00         10,933.00
    8/31/94    10,895.00    11,023.00         10,934.00
    9/30/94    10,747.00    10,856.00         10,763.00
 10/31/1994    10,713.00    10,844.00         10,735.00
 11/30/1994    10,684.00    10,825.00         10,713.00
 12/31/1994    10,749.00    10,896.00         10,795.00
    1/31/95    10,932.00    11,106.00         10,985.00
    2/28/95    11,163.00    11,363.00         11,237.00
    3/31/95    11,225.00    11,439.00         11,318.00
    4/30/95    11,369.00    11,599.00         11,475.00
    5/31/95    11,784.00    12,085.00         11,953.00
    6/30/95    11,865.00    12,182.00         12,031.00
    7/31/95    11,854.00    12,135.00         11,979.00
    8/31/95    11,990.00    12,290.00         12,144.00
    9/30/95    12,097.00    12,415.00         12,274.00
 10/31/1995    12,269.00    12,597.00         12,451.00
 11/30/1995    12,440.00    12,805.00         12,646.00
 12/31/1995    12,628.00    12,993.00         12,844.00
    1/31/96    12,701.00    13,074.00         12,902.00
    2/29/96    12,445.00    12,797.00         12,613.00
    3/31/96    12,365.00    12,689.00         12,513.00
    4/30/96    12,272.00    12,602.00         12,417.00
    5/31/96    12,243.00    12,581.00         12,394.00
    6/30/96    12,381.00    12,749.00         12,549.00
    7/31/96    12,406.00    12,779.00         12,601.00
    8/30/96    12,364.00    12,748.00         12,570.00
    9/30/96    12,572.00    12,974.00         12,798.00
 10/31/1996    12,834.00    13,277.00         13,098.00
 11/30/1996    13,072.00    13,522.00         13,357.00
 12/31/1996    12,939.00    13,371.00         13,210.00
    1/31/97    12,941.00    13,387.00         13,232.00
    2/28/97    12,963.00    13,415.00         13,274.00
    3/31/97    12,809.00    13,256.00         13,096.00
    4/30/97    12,985.00    13,449.00         13,277.00
    5/31/97    13,079.00    13,575.00         13,395.00
    6/30/97    13,214.00    13,738.00         13,571.00
    7/31/97    13,597.21    14,158.38         13,988.99
    8/30/97    13,454.44    13,999.81         13,822.52
    9/30/97    13,632.03    14,219.61         14,039.53
 10/31/1997    13,867.87    14,447.12         14,222.05
 11/30/1997    13,924.73    14,523.69         14,283.20
 12/31/1997    14,050.05    14,676.19         14,420.32
    1/31/98    14,248.15    14,883.12         14,603.46
    2/28/98    14,219.66    14,853.36         14,574.25
    3/31/98    14,249.52    14,899.40         14,620.89
    4/30/98    14,322.19    14,973.90         14,683.76
    5/31/98    14,481.17    15,134.12         14,836.47
    6/30/98    14,610.05    15,288.49         14,961.09
 07/31/1998    14,621.74    15,300.72         14,967.07
 08/31/1998    14,914.17    15,599.08         15,173.62
 09/30/1998    15,281.06    16,045.22         15,511.99
 10/31/1998    15,135.89    15,931.30         15,355.32
 11/30/1998    15,190.38    16,026.89         15,465.88
 12/31/1998    15,249.62    16,065.35         15,521.56
 01/31/1999    15,353.32    16,179.41         15,636.42
 02/28/1999    14,994.05    15,794.34         15,293.98
 03/31/1999    15,087.02    15,873.32         15,387.27
 04/30/1999    15,105.12    15,913.00         15,416.51
 05/31/1999    14,940.48    15,749.09         15,239.22
 06/30/1999    14,864.28    15,700.27         15,159.97

             GROWTH OF A $10,000 INVESTMENT      AVERAGE ANNUAL TOTAL RETURNS
         ------------------------------------    ----------------------------
                        Lehman    Lipper Corp
                    Gov't/Corp   Debt A Rated         One    Five      Since
         Bond Fund  Bond Index  Funds Average        Year   Years  Inception
----------------------------------------------------------------------------
Class K    $14,847     $15,700        $15,160       1.72%   6.72%      6.17%


Intermediate Bond Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                          Lehman Int.  Lipper Short
                          Gov't/Corp   Invt. Grade
             Class K      Bond Index   Debt Funds Average
             -------      ----------   ------------------
11/20/1992   $10,000.00   $10,000.00   $10,000.00
11/30/1992     9,961.00    10,000.00    10,000.00
12/31/1992    10,069.00    10,130.00    10,075.00
   1/31/93    10,241.00    10,327.00    10,182.00
   2/28/93    10,415.00    10,490.00    10,277.00
   3/31/93    10,461.00    10,532.00    10,314.00
   4/30/93    10,537.00    10,617.00    10,371.00
   5/31/93    10,502.00    10,593.00    10,375.00
   6/30/93    10,660.00    10,759.00    10,452.00
   7/31/93    10,695.00    10,786.00    10,490.00
   8/31/93    10,864.00    10,957.00    10,578.00
   9/30/93    10,910.00    11,002.00    10,611.00
10/31/1993    10,935.00    11,032.00    10,644.00
11/30/1993    10,835.00    10,970.00    10,642.00
12/31/1993    10,879.00    11,020.00    10,688.00
   1/31/94    11,004.00    11,143.00    10,761.00
   2/28/94    10,805.00    10,978.00    10,697.00
   3/31/94    10,594.00    10,797.00    10,623.00
   4/30/94    10,495.00    10,723.00    10,583.00
   5/31/94    10,495.00    10,731.00    10,595.00
   6/30/94    10,483.00    10,732.00    10,605.00
   7/31/94    10,595.00    10,887.00    10,684.00
   8/31/94    10,628.00    10,921.00    10,722.00
   9/30/94    10,520.00    10,820.00    10,711.00
10/31/1994    10,512.00    10,819.00    10,731.00
11/30/1994    10,481.00    10,769.00    10,713.00
12/31/1994    10,528.00    10,808.00    10,707.00
   1/31/95    10,675.00    10,990.00    10,807.00
   2/28/95    10,864.00    11,218.00    10,932.00
   3/31/95    10,920.00    11,282.00    10,989.00
   4/30/95    11,034.00    11,421.00    11,088.00
   5/31/95    11,359.00    11,766.00    11,272.00
   6/30/95    11,411.00    11,845.00    11,338.00
   7/31/95    11,405.00    11,847.00    11,373.00
   8/31/95    11,506.00    11,955.00    11,445.00
   9/30/95    11,590.00    12,041.00    11,507.00
10/31/1995    11,710.00    12,176.00    11,597.00
11/30/1995    11,863.00    12,336.00    11,690.00
12/31/1995    11,980.00    12,465.00    11,778.00
   1/31/96    12,060.00    12,573.00    11,869.00
   2/29/96    11,916.00    12,425.00    11,827.00
   3/31/96    11,835.00    12,361.00    11,820.00
   4/30/96    11,779.00    12,317.00    11,830.00
   5/31/96    11,751.00    12,308.00    11,852.00
   6/30/96    11,872.00    12,439.00    11,934.00
   7/31/96    11,895.00    12,476.00    11,990.00
   8/30/96    11,904.00    12,486.00    12,033.00
   9/30/96    12,053.00    12,660.00    12,143.00
10/31/1996    12,244.00    12,884.00    12,270.00
11/30/1996    12,395.00    13,054.00    12,372.00
12/31/1996    12,324.00    12,970.00    12,377.00
   1/31/97    12,371.00    13,020.00    12,437.00
   2/28/97    12,389.00    13,045.00    12,475.00
   3/31/97    12,290.00    12,955.00    12,464.00
   4/30/97    12,432.00    13,107.00    12,559.00
   5/31/97    12,522.00    13,216.00    12,642.00
   6/30/97    12,624.00    13,337.00    12,726.00
   7/31/97    12,849.09    13,607.74    12,929.62
   8/30/97    12,802.83    13,539.70    12,892.12
   9/30/97    12,916.77    13,696.76    13,019.75
10/31/1997    13,060.15    13,848.80    13,117.40
11/30/1997    13,083.66    13,879.26    13,143.64
12/31/1997    13,179.17    13,990.30    13,229.07
   1/31/98    13,322.82    14,173.57    13,374.59
   2/28/98    13,316.16    14,162.23    13,373.25
   3/31/98    13,349.45    14,207.55    13,424.07
   4/30/98    13,430.88    14,278.59    13,483.14
   5/31/98    13,522.21    14,382.82    13,568.08
   6/30/98    13,599.29    14,474.87    13,634.56
07/31/1998    13,626.49    14,525.53    13,678.19
08/31/1998    13,814.53    14,753.58    13,835.49
09/30/1998    14,079.77    15,123.90    14,085.91
10/31/1998    14,058.65    15,108.77    14,064.78
11/30/1998    14,060.06    15,107.26    14,074.63
12/31/1998    14,096.62    15,167.69    14,133.74
01/31/1999    14,174.15    15,251.11    14,205.82
02/28/1999    13,981.38    15,026.92    14,060.92
03/31/1999    14,079.25    15,139.62    14,164.98
04/30/1999    14,114.45    15,186.56    14,206.05
05/31/1999    14,005.76    15,069.62    14,108.03
06/30/1999    13,984.76    15,080.17    14,102.39

              GROWTH OF A $10,000 INVESTMENT        AVERAGE ANNUAL TOTAL RETURNS
       -------------------------------------------  ----------------------------
                     Lehman Int.      Lipper Short
       Intermediate   Gov't/Corp  Invt. Grade Debt      One   Five      Since
          Bond Fund   Bond Index     Funds Average     Year  Years  Inception
-----------------------------------------------------------------------------
Class K     $13,970      $15,080           $14,102    2.83%  5.92%      5.19%

-----------------------------------------------------------------------------
Please refer to the preceding and following pages for additional information on performance and index description.





International Bond Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                          Salomon Bros  Lipper
                          Non-US$       International
                          World Gov't   Income Funds
             Class K      Bond          Average
             -------      ------------  -------------
   3/25/97   $10,000.00   $10,000.00   $10,000.00
   3/31/97    10,062.90     9,884.00     9,909.00
   4/30/97     9,895.15     9,683.35     9,826.76
   5/31/97    10,167.66    10,039.70    10,034.10
   6/30/97    10,303.91    10,163.19    10,151.50
   7/31/97    10,104.74     9,897.93    10,040.85
   8/30/97    10,104.74     9,942.47    10,051.89
   9/30/97    10,349.27    10,184.07    10,308.22
10/31/1997    10,506.58    10,412.20    10,379.34
11/30/1997    10,233.41    10,145.65    10,272.44
12/31/1997    10,112.65    10,043.17    10,245.73
   1/31/98    10,166.25    10,111.47    10,301.05
   2/28/98    10,337.04    10,254.04    10,428.79
   3/31/98    10,187.16    10,084.85    10,380.81
   4/30/98    10,379.69    10,306.71    10,535.49
   5/31/98    10,411.87    10,290.22    10,563.93
   6/30/98    10,386.99    10,253.18    10,529.07
07/31/1998    10,429.40    10,265.48    10,585.93
08/31/1998    10,697.43    10,546.76    10,718.25
09/30/1998    11,368.16    11,238.63    11,330.26
10/31/1998    11,842.21    11,745.49    11,586.33
11/30/1998    11,573.39    11,505.88    11,535.35
12/31/1998    11,867.36    11,830.35    11,764.90
01/31/1999    11,713.08    11,644.61    11,708.43
02/28/1999    11,304.30    11,235.88    11,299.81
03/31/1999    11,292.99    11,257.23    11,288.51
04/30/1999    11,292.99    11,240.35    11,288.51
05/31/1999    11,071.65    11,013.29    11,067.25
06/30/1999    10,793.75    10,751.17    10,853.65

               GROWTH OF A $10,000 INVESTMENT        AVERAGE ANNUAL TOTAL RETURNS
       --------------------------------------------- ----------------------------
                        Salomon Bros.        Lipper
       International  Non-US $ World  International         One      Since
           Bond Fund      Gov't Bond   Income Funds        Year  Inception
---------------------------------------------------------------------------
Class K      $10,794         $10,751        $10,854       3.92%      3.42%


U.S. Government Income Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                          Lehman       Lipper
                          Gov't/Corp   U.S. Gov't
                          Bond         Grade Debt Funds
             Class K      Index        Average
             -------      ----------   -----------------
    7/5/94   $10,000.00   $10,000.00   $10,000.00
   7/31/94    10,130.00    10,199.00    10,168.00
   8/31/94    10,126.00    10,204.00    10,165.00
   9/30/94     9,974.00    10,049.00    10,005.00
10/31/1994     9,951.00    10,038.00     9,977.00
11/30/1994     9,927.00    10,020.00     9,957.00
12/31/1994     9,989.00    10,086.00    10,030.00
   1/31/95    10,146.00    10,280.00    10,210.00
   2/28/95    10,368.00    10,518.00    10,440.00
   3/31/95    10,431.00    10,589.00    10,492.00
   4/30/95    10,555.00    10,736.00    10,621.00
   5/31/95    10,966.00    11,186.00    11,028.00
   6/30/95    11,047.00    11,276.00    11,095.00
   7/31/95    11,005.00    11,232.00    11,041.00
   8/31/95    11,135.00    11,376.00    11,178.00
   9/30/95    11,241.00    11,491.00    11,292.00
10/31/1995    11,391.00    11,660.00    11,453.00
11/30/1995    11,566.00    11,852.00    11,624.00
12/31/1995    11,707.00    12,027.00    11,795.00
   1/31/96    11,748.00    12,102.00    11,848.00
   2/29/96    11,541.00    11,845.00    11,582.00
   3/31/96    11,469.00    11,746.00    11,475.00
   4/30/96    11,392.00    11,665.00    11,385.00
   5/31/96    11,383.00    11,645.00    11,344.00
   6/30/96    11,525.00    11,801.00    11,477.00
   7/31/96    11,551.00    11,829.00    11,496.00
   8/30/96    11,542.00    11,800.00    11,455.00
   9/30/96    11,729.00    12,009.00    11,650.00
10/31/1996    12,001.00    12,290.00    11,909.00
11/30/1996    12,167.00    12,516.00    12,128.00
12/31/1996    12,044.00    12,377.00    11,987.00
   1/31/97    12,058.00    12,391.00    12,001.00
   2/28/97    12,105.00    12,417.00    12,015.00
   3/31/97    11,973.00    12,270.00    11,860.00
   4/30/97    12,155.00    12,449.00    12,038.00
   5/31/97    12,253.00    12,565.00    12,138.00
   6/30/97    12,388.00    12,716.00    12,281.00
   7/31/97    12,719.63    13,105.11    12,622.41
   8/30/97    12,594.97    12,958.33    12,487.35
   9/30/97    12,780.12    13,161.78    12,674.66
10/31/1997    12,969.27    13,372.37    12,871.12
11/30/1997    12,970.56    13,443.24    12,923.89
12/31/1997    13,095.08    13,584.39    13,057.01
   1/31/98    13,256.15    13,775.93    13,224.14
   2/28/98    13,232.29    13,748.38    13,192.40
   3/31/98    13,299.77    13,791.00    13,225.38
   4/30/98    13,329.03    13,859.96    13,278.28
   5/31/98    13,484.98    14,008.26    13,408.41
   6/30/98    13,590.17    14,151.14    13,530.43
07/31/1998    13,573.73    14,162.46    13,543.96
08/31/1998    13,850.64    14,438.63    13,820.26
09/30/1998    14,097.18    14,851.57    14,132.60
10/31/1998    13,939.29    14,746.13    14,039.32
11/30/1998    13,986.68    14,834.60    14,071.61
12/31/1998    14,042.63    14,870.21    14,108.20
01/31/1999    14,104.42    14,975.79    14,181.56
02/28/1999    13,905.54    14,619.36    13,859.64
03/31/1999    14,032.09    14,692.46    13,920.62
04/30/1999    14,044.71    14,729.19    13,954.03
05/31/1999    13,940.78    14,577.48    13,810.30
06/30/1999    13,878.05    14,532.29    13,735.73

             GROWTH OF A $10,000 INVESTMENT           AVERAGE ANNUAL TOTAL RETURNS
       -------------------------------------------    ----------------------------
                                           Lipper
                            Lehman     U.S. Gov't
       U.S. Government  Gov't/Corp     Grade Debt             One      Since
           Income Fund  Bond Index  Funds Average            Year  Inception
----------------------------------------------------------------------------
Class K        $13,877     $14,532        $13,736           2.11%      6.79%

-----------------------------------------------------------------------------
All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The Lehman Brothers Government/ Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Salomon Brothers Non-U.S. World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, Dm30 billion and Y2.5 trillion. The Lehman Brothers Intermediate Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-Federal corporations and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (ii) Lehman Brothers Corporate Bond Index.




Michigan Tax-Free Bond Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                          Lehman Muni   Lipper MI Muni
                          Bond 20 Year  Debt Funds
             Class K      Index         Average
             -------      ------------  --------------
    1/3/94   $10,000.00   $10,000.00   $10,000.00
   1/31/94    10,050.00    10,125.76    10,123.00
   2/28/94     9,752.00     9,824.74     9,856.00
   3/31/94     9,268.00     9,306.80     9,451.00
   4/30/94     9,341.00     9,383.06     9,490.00
   5/31/94     9,408.00     9,494.17     9,575.00
   6/30/94     9,343.00     9,399.00     9,517.00
   7/31/94     9,518.00     9,615.00     9,687.00
   8/31/94     9,534.00     9,641.00     9,711.00
   9/30/94     9,382.00     9,448.00     9,561.00
10/31/1994     9,215.00     9,199.00     9,364.00
11/30/1994     9,040.00     8,984.00     9,176.00
12/31/1994     9,209.00     9,266.00     9,412.00
   1/31/95     9,483.00     9,628.00     9,698.00
   2/28/95     9,736.00     9,978.00     9,975.00
   3/31/95     9,833.00    10,092.00    10,043.00
   4/30/95     9,832.00    10,090.00    10,040.00
   5/31/95    10,130.00    10,471.00    10,343.00
   6/30/95    10,013.00    10,310.00    10,201.00
   7/31/95    10,068.00    10,363.00    10,265.00
   8/31/95    10,199.00    10,506.00    10,384.00
   9/30/95    10,295.00    10,589.00    10,447.00
10/31/1995    10,445.00    10,814.00    10,626.00
11/30/1995    10,630.00    11,054.00    10,827.00
12/31/1995    10,742.00    11,209.00    10,948.00
   1/31/96    10,809.00    11,266.00    11,004.00
   2/29/96    10,676.00    11,138.00    10,912.00
   3/31/96    10,474.00    10,960.00    10,739.00
   4/30/96    10,416.00    10,917.00    10,695.00
   5/31/96    10,393.00    10,930.00    10,696.00
   6/30/96    10,527.00    11,084.00    10,804.00
   7/31/96    10,651.00    11,193.00    10,904.00
   8/30/96    10,627.00    11,176.00    10,904.00
   9/30/96    10,808.00    11,402.00    11,052.00
10/31/1996    10,919.00    11,538.00    11,159.00
11/30/1996    11,141.00    11,779.00    11,349.00
12/31/1996    11,067.00    11,709.00    11,301.00
   1/31/97    11,072.00    11,697.00    11,296.00
   2/28/97    11,170.00    11,822.00    11,395.00
   3/31/97    10,988.00    11,636.00    11,251.00
   4/30/97    11,077.00    11,765.00    11,341.00
   5/31/97    11,246.00    11,977.00    11,498.00
   6/30/97    11,370.00    12,127.00    11,610.00
   7/31/97    11,754.31    12,534.47    11,936.24
   8/30/97    11,582.69    12,380.29    11,801.36
   9/30/97    11,732.11    12,551.14    11,934.72
10/31/1997    11,821.27    12,642.76    12,005.13
11/30/1997    11,893.38    12,745.17    12,073.56
12/31/1997    12,130.06    12,977.13    12,263.12
   1/31/98    12,241.66    13,122.48    12,367.35
   2/28/98    12,211.05    13,113.29    12,366.12
   3/31/98    12,206.17    13,131.65    12,372.30
   4/30/98    12,128.05    13,064.68    12,300.54
   5/31/98    12,353.63    13,301.15    12,494.89
   6/30/98    12,395.63    13,361.00    12,538.62
07/31/1998    12,417.25    13,389.06    12,559.94
08/31/1998    12,642.00    13,620.69    12,743.31
09/30/1998    12,830.37    13,812.74    12,897.50
10/31/1998    12,749.54    13,768.54    12,842.05
11/30/1998    12,799.26    13,831.88    12,889.56
12/31/1998    12,800.54    13,862.31    12,903.74
01/31/1999    12,984.87    14,010.63    13,040.52
02/28/1999    12,879.69    13,951.79    12,966.19
03/31/1999    12,873.25    14,000.62    12,964.89
04/30/1999    12,902.86    14,038.42    12,992.12
05/31/1999    12,760.93    13,933.13    12,898.57
06/30/1999    12,517.19    13,707.42    12,703.81

               GROWTH OF A $10,000 INVESTMENT     AVERAGE ANNUAL TOTAL RETURNS
        ----------------------------------------- ----------------------------
         Michigan         Lehman  Lipper Michigan
         Tax-Free      Muni Bond        Muni Debt      One    Five      Since
        Bond Fund  20 Year Index    Funds Average     Year   Years  Inception
-----------------------------------------------------------------------------
Class K   $12,518        $13,707          $12,704    0.99%   6.03%      4.18%


Tax-Free Bond Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                           Lehman Muni
                           Bond 20      Lipper Muni Debt
               Class K     Year Index   Funds Average
               -------     -----------  ----------------
    7/5/94   $10,000.00   $10,000.00   $10,000.00
   7/31/94    10,130.00    10,229.00    10,177.00
   8/31/94    10,168.00    10,257.00    10,202.00
   9/30/94    10,048.00    10,052.00    10,032.00
10/31/1994     9,946.00     9,787.00     9,838.00
11/30/1994     9,778.00     9,558.00     9,630.00
12/31/1994     9,965.00     9,858.00     9,868.00
   1/31/95    10,201.00    10,244.00    10,164.00
   2/28/95    10,464.00    10,615.00    10,466.00
   3/31/95    10,577.00    10,737.00    10,561.00
   4/30/95    10,583.00    10,735.00    10,561.00
   5/31/95    10,903.00    11,140.00    10,892.00
   6/30/95    10,787.00    10,969.00    10,769.00
   7/31/95    10,871.00    11,026.00    10,839.00
   8/31/95    10,997.00    11,177.00    10,957.00
   9/30/95    11,057.00    11,266.00    11,022.00
10/31/1995    11,203.00    11,506.00    11,192.00
11/30/1995    11,425.00    11,760.00    11,409.00
12/31/1995    11,548.00    11,925.00    11,539.00
   1/31/96    11,611.00    11,986.00    11,596.00
   2/29/96    11,513.00    11,850.00    11,506.00
   3/31/96    11,318.00    11,660.00    11,324.00
   4/30/96    11,230.00    11,614.00    11,274.00
   5/31/96    11,219.00    11,629.00    11,282.00
   6/30/96    11,339.00    11,793.00    11,386.00
   7/31/96    11,437.00    11,909.00    11,484.00
   8/30/96    11,413.00    11,890.00    11,478.00
   9/30/96    11,544.00    12,131.00    11,643.00
10/31/1996    11,664.00    12,276.00    11,770.00
11/30/1996    11,886.00    12,531.00    11,977.00
12/31/1996    11,794.00    12,457.00    11,927.00
   1/31/97    11,804.00    12,444.00    11,928.00
   2/28/97    11,917.00    12,578.00    12,033.00
   3/31/97    11,700.00    12,380.00    11,880.00
   4/30/97    11,803.00    12,517.00    11,975.00
   5/31/97    12,009.00    12,742.00    12,147.00
   6/30/97    12,147.00    12,902.00    12,286.00
   7/31/97    12,574.57    13,335.51    12,654.58
   8/30/97    12,377.15    13,171.48    12,505.26
   9/30/97    12,551.67    13,353.25    12,659.07
10/31/1997    12,633.26    13,450.73    12,737.56
11/30/1997    12,700.21    13,559.68    12,810.16
12/31/1997    12,955.49    13,806.46    13,013.84
   1/31/98    13,095.41    13,961.09    13,136.17
   2/28/98    13,032.55    13,951.32    13,128.29
   3/31/98    13,007.79    13,970.85    13,130.92
   4/30/98    12,873.81    13,899.60    13,049.50
   5/31/98    13,151.88    14,151.19    13,260.91
   6/30/98    13,172.92    14,214.87    13,304.67
07/31/1998    13,185.03    14,244.72    13,323.30
08/31/1998    13,436.86    14,491.15    13,529.81
09/30/1998    13,641.10    14,695.48    13,692.17
10/31/1998    13,576.99    14,648.45    13,638.77
11/30/1998    13,605.50    14,715.84    13,681.05
12/31/1998    13,629.99    14,748.21    13,705.67
01/31/1999    13,845.34    14,906.02    13,857.80
02/28/1999    13,688.89    14,843.41    13,766.34
03/31/1999    13,673.83    14,895.36    13,767.72
04/30/1999    13,706.65    14,935.58    13,800.76
05/31/1999    13,550.40    14,823.57    13,693.12
06/30/1999     13278.03     14583.42     13461.70

             GROWTH OF A $10,000 INVESTMENT       AVERAGE ANNUAL TOTAL RETURNS
        ---------------------------------------   ----------------------------
                          Lehman         Lipper
         Tax-Free      Muni Bond      Muni Debt             One         Since
        Bond Fund  20 Year Index  Funds Average            Year     Inception
-----------------------------------------------------------------------------
Class K   $13,279        $14,583        $13,462           0.82%         5.85%

-----------------------------------------------------------------------------
Please refer to the preceding and following pages for additional information on performance and index description.




Tax-Free Short-Intermediate Bond Fund

                          CLASS K SHARE HYPOTHETICAL
          A Hypothetical Illustration of a 10,000 Initial Investment

                            Lehman          Lehman         Lipper Short-Int.
                            Muni Bond       Mutual Fund    Muni
                            5 Yr. G/O       Int.-Short     Debt Funds
               Class K      Index           Muni Index     Average
               -------      ---------       ------------   -----------------
 2/29/88       $10,580.00   $ 10,461.76     $ 10,461.76    $ 10,310.00
 3/31/88       $10,473.00   $ 10,422.01     $ 10,422.01    $ 10,204.00
 4/30/88       $10,539.00   $ 10,517.89     $ 10,517.89    $ 10,255.00
 5/31/88       $10,550.00   $ 10,390.62     $ 10,390.62    $ 10,246.00
 6/30/88       $10,630.00   $ 10,466.48     $ 10,466.48    $ 10,346.00
 7/31/88       $10,641.00   $ 10,514.62     $ 10,514.62    $ 10,401.00
 8/31/88       $10,641.00   $ 10,484.13     $ 10,484.13    $ 10,414.00
 9/30/88       $10,730.00   $ 10,585.83     $ 10,585.83    $ 10,551.00
10/31/1988     $10,798.00   $ 10,677.92     $ 10,677.92    $ 10,694.00
11/30/1988     $10,769.00   $ 10,621.33     $ 10,621.33    $ 10,624.00
12/31/1988     $10,849.00   $ 10,651.07     $ 10,651.07    $ 10,727.00
 1/31/89       $10,919.00   $ 10,803.38     $ 10,803.38    $ 10,864.00
 2/28/89       $10,904.00   $ 10,688.86     $ 10,688.86    $ 10,792.00
 3/31/89       $10,839.00   $ 10,620.45     $ 10,620.45    $ 10,772.00
 4/30/89       $10,945.00   $ 10,803.13     $ 10,803.13    $ 10,964.00
 5/31/89       $11,035.00   $ 10,999.74     $ 10,999.74    $ 11,134.00
 6/30/89       $11,116.00   $ 11,120.74     $ 11,120.74    $ 11,257.00
 7/31/89       $11,229.00   $ 11,283.10     $ 11,283.10    $ 11,383.00
 8/31/89       $11,209.00   $ 11,239.10     $ 11,239.10    $ 11,321.00
 9/30/89       $11,205.00   $ 11,244.72     $ 11,244.72    $ 11,303.00
10/31/1989     $11,304.00   $ 11,343.67     $ 11,343.67    $ 11,409.00
11/30/1989     $11,408.00   $ 11,487.74     $ 11,487.74    $ 11,561.00
12/31/1989     $11,475.00   $ 11,580.79     $ 11,580.79    $ 11,654.00
 1/31/90       $11,467.00   $ 11,586.58     $ 11,586.58    $ 11,602.00
 2/28/90       $11,560.00   $ 11,673.48     $ 11,673.48    $ 11,701.00
 3/31/90       $11,628.00   $ 11,637.29     $ 11,637.29    $ 11,701.00
 4/30/90       $11,522.00   $ 11,598.89     $ 11,598.89    $ 11,619.00
 5/31/90       $11,688.00   $ 11,811.15     $ 11,811.15    $ 11,840.00
 6/30/90       $11,774.00   $ 11,897.37     $ 11,897.37    $ 11,936.00
 7/31/90       $11,894.00   $ 12,038.95     $ 12,038.95    $ 12,093.00
 8/31/90       $11,824.00   $ 11,998.01     $ 11,998.01    $ 11,957.00
 9/30/90       $11,898.00   $ 12,023.21     $ 12,023.21    $ 11,993.00
10/31/1990     $12,055.00   $ 12,199.95     $ 12,199.95    $ 12,155.00
11/30/1990     $12,252.00   $ 12,375.63     $ 12,375.63    $ 12,363.00
12/31/1990     $12,325.00   $ 12,421.42     $ 12,421.42    $ 12,413.00
 1/31/91       $12,461.00   $ 12,604.01     $ 12,604.01    $ 12,564.00
 2/28/91       $12,570.00   $ 12,718.71     $ 12,718.71    $ 12,661.00
 3/31/91       $12,585.00   $ 12,689.46     $ 12,689.46    $ 12,679.00
 4/30/91       $12,694.00   $ 12,848.08     $ 12,848.08    $ 12,834.00
 5/31/91       $12,787.00   $ 12,913.60     $ 12,913.60    $ 12,931.00
 6/30/91       $12,756.00   $ 12,909.73     $ 12,909.73    $ 12,916.00
 7/31/91       $12,761.00   $ 13,038.82     $ 13,038.82    $ 13,059.00
 8/31/91       $12,982.00   $ 13,207.03     $ 13,207.03    $ 13,202.00
 9/30/91       $13,091.00   $ 13,369.47     $ 13,369.47    $ 13,361.00
10/31/1991     $13,199.00   $ 13,471.08     $ 13,471.08    $ 13,475.00
11/30/1991     $13,269.00   $ 13,514.19     $ 13,514.19    $ 13,507.00
12/31/1991     $13,527.00   $ 13,818.26     $ 13,818.26    $ 13,782.00
 1/31/92       $13,610.00   $ 13,844.51     $ 13,844.51    $ 13,807.00
 2/29/92       $13,586.00   $ 13,852.82     $ 13,852.82    $ 13,812.00
 3/31/92       $13,543.00   $ 13,807.10     $ 13,807.10    $ 13,790.00
 4/30/92       $13,625.00   $ 13,928.61     $ 13,928.61    $ 13,905.00
 5/31/92       $13,746.00   $ 14,053.96     $ 14,053.96    $ 14,069.00
 6/30/92       $13,896.00   $ 14,256.34     $ 14,256.34    $ 14,287.00
 7/31/92       $14,169.00   $ 14,629.86     $ 14,629.86    $ 14,729.00
 8/31/92       $14,104.00   $ 14,520.13     $ 14,520.13    $ 14,561.00
 9/30/92       $14,186.00   $ 14,611.61     $ 14,611.61    $ 14,647.00
10/31/1992     $14,155.00   $ 14,564.85     $ 14,564.85    $ 14,489.00
11/30/1992     $14,360.00   $ 14,741.09     $ 14,741.09    $ 14,765.00
12/31/1992     $14,446.00   $ 14,844.27     $ 14,844.27    $ 14,901.00
 1/31/93       $14,581.00   $ 15,004.59     $ 15,004.59    $ 15,082.00
 2/28/93       $14,920.00   $ 15,396.21     $ 15,396.21    $ 15,577.00
 3/31/93       $14,774.00   $ 15,222.24     $ 15,222.24    $ 15,382.00
 4/30/93       $14,838.00   $ 15,319.66     $ 15,319.66    $ 15,518.00
 5/31/93       $14,871.00   $ 15,373.28     $ 15,373.28    $ 15,580.00
 6/30/93       $15,033.00   $ 15,580.82     $ 15,580.82    $ 15,811.00
 7/31/93       $15,039.00   $ 15,591.72     $ 15,594.84    $ 15,808.00
 8/31/93       $15,227.00   $ 15,803.77     $ 15,833.44    $ 16,113.00
 9/30/93       $15,321.00   $ 15,917.56     $ 15,972.78    $ 16,312.00
10/31/1993     $15,342.00   $ 15,941.43     $ 16,009.52    $ 16,344.00
11/30/1993     $15,288.00   $ 15,895.20     $ 15,911.86    $ 16,220.00
12/31/1993     $15,465.00   $ 16,112.97     $ 16,168.04    $ 16,512.00
 1/31/94       $15,585.00   $ 16,264.43     $ 16,326.49    $ 16,686.00
 2/28/94       $15,310.00   $ 15,960.28     $ 16,024.45    $ 16,303.00
 3/31/94       $14,963.00   $ 15,604.37     $ 15,646.27    $ 15,810.00
 4/30/94       $15,084.00   $ 15,761.97     $ 15,760.49    $ 15,884.00
 5/31/94       $15,163.00   $ 15,850.24     $ 15,845.59    $ 16,017.00
 6/30/94       $15,096.00   $ 15,813.79     $ 15,824.99    $ 15,966.00
 7/31/94       $15,245.00   $ 15,986.16     $ 16,021.22    $ 16,171.00
 8/31/94       $15,311.00   $ 16,062.89     $ 16,093.32    $ 16,232.00
 9/30/94       $15,185.00   $ 15,942.42     $ 15,971.01    $ 16,057.00
10/31/1994     $15,045.00   $ 15,853.14     $ 15,844.84    $ 15,866.00
11/30/1994     $14,845.00   $ 15,751.68     $ 15,678.47    $ 15,616.00
12/31/1994     $15,062.00   $ 15,890.29     $ 15,863.47    $ 15,863.00
 1/31/95       $15,302.00   $ 16,042.84     $ 16,107.77    $ 16,178.00
 2/28/95       $15,625.00   $ 16,275.46     $ 16,410.60    $ 16,541.00
 3/31/95       $15,757.00   $ 16,534.24     $ 16,579.63    $ 16,691.00
 4/30/95       $15,793.00   $ 16,578.89     $ 16,627.71    $ 16,730.00
 5/31/95       $16,140.00   $ 16,941.96     $ 17,006.82    $ 17,133.00
 6/30/95       $16,148.00   $ 16,955.52     $ 17,003.42    $ 17,077.00
 7/31/95       $16,312.00   $ 17,192.89     $ 17,210.86    $ 17,240.00
 8/31/95       $16,446.00   $ 17,366.54     $ 17,389.85    $ 17,413.00
 9/30/95       $16,449.00   $ 17,418.64     $ 17,452.46    $ 17,501.00
10/31/1995     $16,547.00   $ 17,491.80     $ 17,581.60    $ 17,680.00
11/30/1995     $16,697.00   $ 17,640.48     $ 17,750.39    $ 17,877.00
12/31/1995     $16,767.00   $ 17,737.50     $ 17,839.14    $ 18,002.00
 1/31/96       $16,917.00   $ 17,948.58     $ 18,003.26    $ 18,163.00
 2/29/96       $16,860.00   $ 17,887.55     $ 17,961.85    $ 18,107.00
 3/31/96       $16,691.00   $ 17,792.75     $ 17,830.73    $ 17,895.00
 4/30/96       $16,681.00   $ 17,766.06     $ 17,816.47    $ 17,857.00
 5/31/96       $16,655.00   $ 17,744.74     $ 17,803.99    $ 17,849.00
 6/30/96       $16,744.00   $ 17,870.73     $ 17,928.62    $ 17,957.00
 7/31/96       $16,864.00   $ 17,988.68     $ 18,061.29    $ 18,134.00
 8/30/96       $16,854.00   $ 18,026.45     $ 18,075.74    $ 18,167.00
 9/30/96       $16,976.00   $ 18,161.65     $ 18,222.16    $ 18,295.00
10/31/1996     $17,099.00   $ 18,330.55     $ 18,391.62    $ 18,482.00
11/30/1996     $17,320.00   $ 18,585.35     $ 18,647.27    $ 18,767.00
12/31/1996     $17,274.00   $ 18,557.47     $ 18,611.84    $ 18,722.00
 1/31/97       $17,314.00   $ 18,607.58     $ 18,684.42    $ 18,560.00
 2/28/97       $17,439.00   $ 18,739.69     $ 18,817.08    $ 18,902.00
 3/31/97       $17,212.00   $ 18,527.93     $ 19,007.13    $ 18,702.00
 4/30/97       $17,270.00   $ 18,620.57     $ 19,102.17    $ 18,796.00
 5/31/97       $17,463.00   $ 18,823.53     $ 19,316.11    $ 19,040.00
 6/30/97       $17,588.00   $ 18,989.00     $ 19,470.64    $ 19,224.00
 7/31/97       $17,915.84   $ 19,323.21     $ 19,830.85    $ 19,643.08
 8/30/97       $17,802.97   $ 19,224.66     $ 19,729.71    $ 19,482.01
 9/30/97       $17,963.20   $ 19,395.76     $ 19,911.23    $ 19,682.67
10/31/1997     $18,036.85   $ 19,496.62     $ 20,014.76    $ 19,773.21
11/30/1997     $18,076.53   $ 19,557.05     $ 20,080.81    $ 19,846.38
12/31/1997     $18,244.64   $ 19,725.25     $ 20,277.61    $ 20,094.46
 1/31/98       $18,407.02   $ 19,904.75     $ 20,454.02    $ 20,263.25
 2/28/98       $18,412.54   $ 19,936.59     $ 20,484.70    $ 20,271.35
 3/31/98       $18,399.65   $ 19,954.54     $ 20,499.04    $ 20,273.38
 4/30/98       $18,294.77   $ 19,870.73     $ 20,423.19    $ 20,165.93
 5/31/98       $18,508.82   $ 20,109.18     $ 20,670.32    $ 20,450.27
 6/30/98       $18,547.32   $ 20,177.55     $ 20,738.53    $ 20,507.53
06/30/1998     $18,608.53   $ 20,240.10     $ 20,806.96    $ 20,564.95
07/31/1998     $18,658.77   $ 20,312.96     $ 20,873.55    $ 20,618.42
08/31/1998     $18,877.08   $ 20,587.19     $ 21,136.55    $ 20,824.60
09/30/1998     $19,062.07   $ 20,797.18     $ 21,347.92    $ 20,976.62
10/31/1998     $19,092.57   $ 20,840.85     $ 21,411.96    $ 21,026.97
11/30/1998     $19,132.67   $ 20,870.03     $ 21,463.35    $ 21,064.82
12/31/1998     $19,167.10   $ 20,961.86     $ 21,521.30    $ 21,125.90
01/31/1999     $19,377.94   $ 21,173.57     $ 21,764.49    $ 21,303.36
02/28/1999     $19,321.75   $ 21,148.17     $ 21,716.61    $ 21,260.76
03/31/1999     $19,319.81   $ 21,177.77     $ 21,725.30    $ 21,271.39
04/30/1999     $19,364.25   $ 21,239.19     $ 21,786.13    $ 21,318.18
05/31/1999     $19,273.24   $ 21,166.97     $ 21,716.41    $ 21,262.76
06/30/1999     $19,055.45   $ 20,932.02     $ 21,488.39    $ 21,079.90

                    GROWTH OF A $10,000 INVESTMENT                 AVERAGE ANNUAL TOTAL RETURNS
         -----------------------------------------------------  ---------------------------------
                           Lehman         Lehman
           Tax-Free     Muni Bond    Mutual Fund   Lipper Int.
         Short-Int.        5 Year     Int.-Short     Muni Debt       One         Five       Since
          Bond Fund     G/O Index     Muni Index    Funds Avg.      Year        Years   Inception
-------------------------------------------------------------------------------------------------
Class K     $18,953       $20,932        $21,488       $21,080     2.27%        4.66%       5.30%

-----------------------------------------------------------------------------
All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The Lehman Brothers 20-year Municipal Bond Index is a performance benchmark for the long-term investment grade tax-exempt bond market. The Lehman Brothers Municipal Bond 5-year Government/Obligation Index is an unmanaged index that includes state and local government bonds secured by the taxing power of the issuer with four to six year maturities. The Lehman Mutual Fund Intermediate Short Muni Index is an unmanaged index that covers multiple sectors of the municipal bond universe with maturities between one and 10 years. The Index is a more appropriate comparison for the Tax-Free Short-Intermediate Bond Fund than the Lehman Muni-Bond 5-Year G/O Index because the Advisor believes the Index reflects a broader market exposure more representative of the Fund's process.





Munder Balanced Fund
        Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----
COMMON STOCKS -- 69.6%
     Advertising -- 1.4%
   3,700   Interpublic Group of Companies,
             Inc.                              $ 320,512
   4,400   Omnicom Group, Inc.                   352,000
                                             -----------
                                                 672,512
                                             -----------
     Automobile Parts and Equipment -- 2.1%
   1,856   Borg-Warner Automotive, Inc.          102,080
  18,130   Dura Automotive Systems, Inc.+        602,822
   3,900   Johnson Controls, Inc.                270,319
                                             -----------
                                                 975,221
                                             -----------
     Banking and Financial Services -- 7.6%
   7,700   Associates First Capital Corporation  341,206
   3,300   Chase Manhattan Corporation           285,862
   1,500   Fannie Mae                            102,563
   5,900   First American Corporation            245,219
  16,400   Flagstar Bancorp, Inc.                414,100
  13,200   Fleet Financial Group, Inc.           585,750
   5,400   Goldman Sachs Group, Inc.             390,150
   5,000   Mellon Bank Corporation               181,875
  20,800   Ocean Financial Corporation           377,000
   8,500   U.S. Bancorp                          289,000
  11,200   UST Corporation                       338,800
                                             -----------
                                               3,551,525
                                             -----------
     Broadcasting -- 0.3%
   3,300   Young Broadcasting, Inc.+             140,456
                                             -----------
     Building Materials -- 4.0%
   4,200   Centex Construction Products, Inc.    143,325
  14,570   Craftmade International, Inc.         189,410
  17,600   Dayton Superior Corporation+          326,700
   3,930   Elcor Corporation                     171,692
   9,500   Masco Corporation                     274,313
  15,000   Pulte Corporation                     345,937
   6,200   Southdown, Inc.                       398,350
                                             -----------
                                               1,849,727
                                             -----------
     Business Services -- 1.5%
  14,200   International Telecommunication
             Data Systems, Inc.+                 227,200
   4,770   Steiner Leisure Ltd., ADR+            144,591
   8,188   Tetra Tech, Inc.+                     135,094
   6,820   URS Corporation+                      199,911
                                             -----------
                                                 706,796
                                             -----------
     Chemicals -- 0.5%
  11,100   Crompton & Knowles
             Corporation                         217,144
                                             -----------
     Chemicals -- Specialty -- 0.3%
   2,400   Avery Dennison Corporation            144,900
                                             -----------
     Commercial Services -- 0.4%
   5,025   Manitowoc Company, Inc.               209,166
                                             -----------
     Computer Hardware, Software or
       Services -- 5.1%
   5,950   Advanced Digital Information
             Corporation+                        240,975
   5,700   Analytical Surveys, Inc.+             141,788
   5,600   BMC Software, Inc.+                   302,400
   9,000   Ceridian Corporation+                 294,187
   6,400   Compuware Corporation+                203,600
   2,500   Fundtech Ltd.+                         64,844
  14,100   InterVoice, Inc.+                     203,569
   7,200   Microsoft Corporation+                649,350
   7,650   Wall Data, Inc.+                       73,153
   5,350   Zomax, Inc.+                          235,400
                                             -----------
                                               2,409,266
                                             -----------
     Computer / Peripherals -- 0.3%
   2,200   Sun Microsystems, Inc.+               151,525
                                             -----------
     Consumer Non-Durables -- 0.6%
  12,400   Ivex Packaging Corporation+           272,800
                                             -----------
     Distributors -- 0.4%
   9,250   JLG Industries, Inc.                  188,469
                                             -----------
     Diversified -- 1.9%
   4,000   Textron, Inc.                         329,250
   4,500   Tyco International Ltd.               426,375
   2,000   United Technologies Corporation       143,375
                                             -----------
                                                 899,000
                                             -----------
     Drugs -- 2.2%
   4,500   Amgen, Inc.+                          273,937
   2,300   Cardinal Health, Inc.                 147,488
   5,000   Merck & Company, Inc.                 370,000
   4,400   Schering-Plough Corporation           233,200
                                             -----------
                                               1,024,625
                                             -----------
     Electrical Equipment -- 2.5%
   3,300   General Electric Company              372,900
   2,000   Honeywell, Inc.                       231,750
   5,810   SLI, Inc.+                            156,870
   2,800   Texas Instruments, Inc.               406,000
                                             -----------
                                               1,167,520
                                             -----------
     Electronics -- 6.3%
  12,400   Aeroflex, Inc.+                       244,900
   6,300   Anaren Microwave, Inc.+               131,513
   6,700   ATMI, Inc.+                           199,325
   7,150   C-Cube Microsystems, Inc.+            226,566
   5,000   CISCO Systems, Inc.+                  322,187
   2,650   CTS Corporation                       185,500
  10,000   FLIR Systems, Inc.+                   151,250
  14,900   General Semiconductor, Inc.+          135,962
   5,050   GlobeSpan, Inc.+                      200,737
  11,150   Herley Industries, Inc.+              145,647
   8,900   Innovex, Inc.                         124,600
   6,550   ITI Technologies, Inc.+               148,194
  11,400   MKS Instruments, Inc.+                212,325
   8,750   Unitrode Corporation+                 251,016
   4,700   Xilinx, Inc.+                         269,075
                                             -----------
                                               2,948,797
                                             -----------
     Environmental -- 0.5%
  10,000   Republic Services, Inc.+              247,500
                                             -----------
     Financial Services -- 1.3%
   7,300   Automatic Data Processing, Inc.       321,200
   3,750   Fiserv, Inc.+                         117,422
   5,500   SunGard Data Systems+                 189,750
                                             -----------
                                                 628,372
                                             -----------
     Food and Beverages -- 2.3%
  12,600   ConAgra, Inc.                         335,475
  18,300   J&J Snack Foods Corporation+          439,200
  10,000   SYSCO Corporation                     298,125
                                             -----------
                                               1,072,800
                                             -----------
     Grocery -- 0.3%
   3,000   Safeway, Inc.+                        148,500
                                             -----------
     Health Care -- 1.5%
      56   Coram Healthcare Corporation+              98
  11,300   Province Healthcare Company+          220,350
  12,700   Trigon Healthcare, Inc.+              461,962
                                             -----------
                                                 682,410
                                             -----------
     Home Furnishings -- 0.4%
   6,200   Leggett & Platt, Inc.                 172,438
                                             -----------
     Household Products -- 1.0%
   6,700   Maytag Corporation                    466,906
                                             -----------
     Insurance -- 2.1%
   8,800   Ace Ltd., ADR                         248,600
   1,887   American International Group,
             Inc.                                220,897
  20,200   ARM Financial Group, Inc.             171,700
   2,700   Marsh & McLennan Companies,
             Inc.                                203,850
   2,500   UnumProvident Corporation             136,875
                                             -----------
                                                 981,922
                                             -----------
     Machinery and Heavy Equipment --
       1.1%
   4,000   Ingersoll-Rand Company                258,500
   8,400   Terex Corporation+                    255,675
                                             -----------
                                                 514,175
                                             -----------
     Manufacturing -- 0.2%
   4,900   Penn Engineering &
             Manufacturing Corporation           110,250
                                             -----------
     Manufactured Housing -- 0.6%
  25,000   Clayton Homes, Inc.                   285,937
                                             -----------
     Medical Services and Supplies -- 3.7%
   6,000   Abbott Laboratories                   273,000
   5,900   Baxter International, Inc.            357,687
   4,000   Biomet, Inc.                          159,000
   7,650   ICU Medical, Inc.+                    135,309
   2,800   Johnson & Johnson Company             274,400
  10,100   Orthofix International N.V., ADR+     150,238
   2,200   Stryker Corporation                   132,275
  19,035   US Oncology, Inc.+                    228,420
                                             -----------
                                               1,710,329
                                             -----------
     Oil Equipment and Services -- 1.8%
   8,500   Burlington Resources, Inc.            367,625
  13,900   USX-Marathon Group                    452,619
                                             -----------
                                                 820,244
                                             -----------
     Real Estate -- 1.2%
  11,700   Kilroy Realty Corporation             285,187
   8,800   Mack-Cali Realty Corporation          272,250
                                             -----------
                                                 557,437
                                             -----------
     Recreation -- 0.9%
   7,860   Brass Eagle, Inc.+                    147,375
   6,100   Carnival Corporation, Class A         295,850
                                             -----------
                                                 443,225
                                             -----------
     Restaurants -- 1.0%
   5,660   Dave & Buster's, Inc.+                164,140
  10,300   Wendy's International, Inc.           291,619
                                             -----------
                                                 455,759
                                             -----------
     Retail -- 1.2%
   6,600   Cutter & Buck, Inc.+                  111,375
   5,800   Family Dollar Stores, Inc.            139,200
  10,340   Happy Kids, Inc.+                      89,829
   4,600   Wal-Mart Stores, Inc.                 221,950
                                             -----------
                                                 562,354
                                             -----------
     Retail-- Building Supplies-- 1.1%
   5,700   Home Depot, Inc.                      367,294
   2,800   Lowe's Companies, Inc.                158,725
                                             -----------
                                                 526,019
                                             -----------
     Retail -- Specialty -- 1.2%
   4,600   Dollar General Corporation            133,400
  13,750   Office Depot, Inc.+                   303,359
  11,050   Office Max, Inc.+                     132,600
                                             -----------
                                                 569,359
                                             -----------
     Retirement / Aged Care -- 0.3%
  12,500   Capital Senior Living
             Corporation+                        125,000
                                             -----------
     Semiconductors -- 2.1%
   4,100   Altera Corporation+                   150,931
  11,200   Intel Corporation                     666,400
   2,200   Maxim Integrated Products, Inc.+      146,300
                                             -----------
                                                 963,631
                                             -----------
     Telecommunications -- 3.9%
   7,800   AudioCodes Ltd.+                      210,600
   7,450   CenturyTel, Inc.                      296,137
  10,550   Gilat Communications Ltd.+            168,800
   9,650   Inet Technologies, Inc.+              231,600
   3,960   Lucent Technologies, Inc.             267,053
   3,900   MCI Worldcom, Inc.+                   335,644
   5,400   SBC Communications, Inc.              313,200
                                             -----------
                                               1,823,034
                                             -----------
     Thrift -- 0.5%
   7,789   Charter One Financial, Inc.           216,632
                                             -----------
     Transportation -- 0.6%
   7,600   CNF Transportation, Inc.              291,650
                                             -----------
     Utilities -- 1.0%
   9,900   Edison International                  264,825
   5,400   New Century Energies, Inc.            209,587
                                             -----------
                                                 474,412
                                             -----------
     Waste Management -- 0.4%
   9,300   Azurix Corporation+                   186,000
                                             -----------
TOTAL COMMON STOCKS
  (Cost $26,830,574)                          32,565,744
                                             -----------
ASSET BACKED SECURITIES -- 3.4%
   600,000   Residential Accredit Loans, Inc.,
                Series 1997-QS5, Class A5,
                7.250% due 06/25/2027            601,194
   600,000   Residential Asset Securities
                Corporation, Series 1997-KS3,
                Class A16,
                6.900% due 08/25/2027            587,592
   400,000   Union Acceptance Corporation,
                Series 1996-C, Class A3,
                6.630% due 10/08/2003++          401,768
                                             -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $1,606,495)                            1,590,554
                                             -----------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 2.5%
   600,000   Federal Home Mortgage
                Corporation,
                Series 1541, Class F,
                6.250% due 05/15/2019            598,350
   550,000   Federal Home Mortgage
                Corporation,
                Series 1702-A, Class PD,
                6.500% due 04/15/2022            547,321
                                             -----------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $1,133,719)                            1,145,671
                                             -----------
CORPORATE BONDS AND NOTES -- 11.3%
     Finance -- 2.7%
   300,000   Associates Corporation of
                North America,
                5.800% due 04/20/2004            289,737
   500,000   Countrywide Capital III,
                8.050% due 06/15/2027            504,850
   300,000   Pitney Bowes Credit
                Corporation,
                8.625% due 02/15/2008            336,951
   150,000   Transamerica Capital III,
                7.625% due 11/15/2037            147,495
                                             -----------
                                               1,279,033
                                             -----------
     Finance -- Foreign -- 1.5%
   300,000   Abbey National Plc,
                6.700% due 06/29/2049            279,681
   450,000   Westdeutsche Landesbank,
                6.750% due 06/15/2005            443,812
                                             -----------
                                                 723,493
                                             -----------
     Food and Beverages -- 1.1%
   500,000   Coca Cola Enterprises,
                6.625% due 09/30/2002            498,750
                                             -----------
     Government Agency -- 0.9%
   400,000   Tennessee Valley Authority,
                6.375% due 06/15/2005            399,664
                                             -----------
     Industrial -- 2.7%
   500,000   American Greetings Corporation,
                6.100% due 08/01/2028            466,790
   300,000   Harris Corporation,
                6.350% due 02/01/2028            286,263
   500,000   Racers-Kellogg, Series 1998 144A,
                5.750% due 02/02/2001            498,865
                                             -----------
                                               1,251,918
                                             -----------
     Supranational -- 0.8%
   350,000   African Development Bank,
                6.750% due 07/30/1999            350,242
                                             -----------
     Utility -- Electric -- 1.6%
   500,000   National Rural Utilities
                Cooperative Finance,
                6.125% due 05/15/2005            485,660
   300,000   Puget Sound Energy, Inc.,
                7.020% due 12/01/2027            284,412
                                             -----------
                                                 770,072
                                             -----------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $5,457,195)                            5,273,172
                                             -----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 3.4%
     Federal Home Loan Mortgage
       Corporation(FHLMC) -- 0.4% FHLMC:
   105,018   Pool #E62394, Gold,
                7.500% due 09/01/2010            106,615
    92,930   Pool #200021,
                10.500% due 11/01/2000            97,558
                                             -----------
                                                 204,173
                                             -----------
     Federal National Mortgage Association
       (FNMA) -- 2.6%
           FNMA:
   500,000   Pool #380137,
                7.280% due 03/01/2008            519,735
   239,944   Pool #303105,
                11.000% due 11/01/2020           263,847
   378,238   Pool #100081,
                11.500% due 08/01/2016           423,865
                                             -----------
                                               1,207,447
                                             -----------
     Government National Mortgage Association
       (GNMA) -- 0.4%
   167,575   GNMA, Pool #780584,
                7.000% due 06/15/2027            165,857
                                             -----------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $1,608,864)                            1,577,477
                                             -----------
U.S. TREASURY OBLIGATIONS -- 7.0%
     U.S. Treasury Bonds -- 6.0%
   400,000   3.875% due 04/15/2029               394,248
 2,000,000   8.000% due 11/15/2021             2,406,200
                                             -----------
                                               2,800,448
                                             -----------
     U.S. Treasury Notes -- 1.0%
 $ 440,000   7.875% due 11/15/2004               479,613
                                             -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,552,244)                            3,280,061
                                             -----------
REPURCHASE AGREEMENT -- 3.4%
  (Cost $1,610,000)
$1,610,000   Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $1,610,212 on 07/01/1999,
                collateralized by $1,620,000
                U.S. Treasury Note, 5.250%
                maturing 01/31/2001
                (value $1,644,300)             1,610,000
                                             -----------
OTHER INVESTMENTS**
  (Cost $4,211,746)               9.0%         4,211,746
           ----                              -----------
TOTAL INVESTMENTS
  (Cost $46,010,837*)           109.6%        51,254,425
OTHER ASSETS AND
   LIABILITIES (Net)             (9.6)        (4,471,853)
                                -----        -----------
NET ASSETS                      100.0%       $46,782,572
                                =====        ===========

-------
  *  Aggregate cost for Federal tax purposes is $46,091,052.
 ** As of June 30, 1999, the market value of the securities on loan is $4,197,873. Collateral received for securities loaned of $4,211,746 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+    Non-income producing security.
++ Floating rate note. The interest rate shown reflects the rate currentl in effect.

ABBREVIATION:
ADR   -- American Depository Receipt


See Notes to Financial Statements.





Munder Growth & Income Fund
        Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----
COMMON STOCKS -- 87.8%
     Aerospace -- 2.2%
  78,000   United Technologies
             Corporation                     $ 5,591,625
                                            ------------
     Automobile Parts and Equipment -- 2.6%
  97,000   Johnson Controls, Inc.              6,723,313
                                            ------------
     Banking and Finance -- 6.4%
  79,000   Federal National Mortgage
             Association                       5,401,625
 165,000   U.S. Bancorp                        5,610,000
 122,000   Wells Fargo & Company               5,215,500
                                            ------------
                                              16,227,125
                                            ------------
     Building Materials -- 2.2%
 199,000   Masco Corporation                   5,746,125
                                            ------------
     Computer Software -- 2.0%
 143,000   Dun & Bradstreet Corporation        5,067,563
                                            ------------
     Drugs -- 3.5%
  83,000   American Home Products
             Corporation                       4,772,500
  56,600   Merck & Co., Inc.                   4,188,400
                                            ------------
                                               8,960,900
                                            ------------
     Drugs and Health Care -- 1.6%
  87,000   Abbott Laboratories                 3,958,500
                                            ------------
     Electrical Equipment -- 2.5%
  57,000   General Electric Company            6,441,000
                                            ------------
     Electrical Machinery -- 1.6%
  81,000   Cooper Industries, Inc.             4,212,000
                                            ------------
     Food and Beverages -- 10.0%
  68,000   Anheuser-Busch Companies, Inc.      4,823,750
 173,000   ConAgra, Inc.                       4,606,125
  67,000   General Mills, Inc.                 5,385,125
 125,000   PepsiCo, Inc.                       4,835,938
 197,000   Sysco Corporation                   5,873,062
                                            ------------
                                              25,524,000
                                            ------------
     Holding Companies-- Diversified-- 2.2%
  67,200   Textron, Inc.                       5,531,400
                                            ------------
     Household Furnishings and Appliances -- 4.7%
 232,000   Leggett & Platt, Inc.               6,452,500
  79,000   Maytag Corporation                  5,505,312
                                            ------------
                                              11,957,812
                                            ------------
     Insurance -- 6.9%
 118,000   Lincoln National Corporation        6,172,875
  89,300   Marsh & McLennan Companies,
             Inc.                              6,742,150
  83,000   XL Capital Ltd.                     4,689,500
                                            ------------
                                              17,604,525
                                            ------------
     Manufacturing Specialize -- 1.9%
  79,074   Avery Dennison Corporation          4,774,093
                                            ------------
     Medical Instruments, Services, and
       Supplies --1.7%
  71,000   Baxter International, Inc.          4,304,375
                                            ------------
     Office Equipment and Supplies -- 4.4%
  76,000   Pitney Bowes, Inc.                  4,883,000
 107,000   Xerox Corporation                   6,319,687
                                            ------------
                                              11,202,687
                                            ------------
     Oil and Petroleum -- 5.4%
  50,097   BP Amoco Plc, ADR                   5,435,524
  56,000   Exxon Corporation                   4,319,000
  41,000   Mobil Corporation                   4,059,000
                                            ------------
                                              13,813,524
                                            ------------
     Oil Equipment and Services -- 1.3%
  52,000   Schlumberger Ltd.                   3,311,750
                                            ------------
     Paper and Forest Products -- 2.0%
 110,000   Georgia-Pacific Corporation         5,211,250
                                            ------------
     Printing and Publishing -- 4.0%
 150,800   Central Newspapers, Inc.            5,673,850
  86,000   McGraw-Hill, Inc.                   4,638,625
                                            ------------
                                              10,312,475
                                            ------------
     Real Estate -- 4.3%
  65,000   Apartment Investment &
             Management Company              $ 2,778,750
  74,000   Boston Properties, Inc.             2,654,750
  55,000   Duke Realty Investments, Inc.       1,240,937
  32,000   Kimco Realty Corporation            1,252,000
  39,000   Mack-Cali Realty Corporation        1,206,563
  80,000   Prentiss Properties Trust           1,880,000
                                            ------------
                                              11,013,000
                                            ------------
     Telecommunications -- 4.4%
 126,000   BellSouth Corporation               5,906,250
  92,000   SBC Communications, Inc.            5,336,000
                                            ------------
                                              11,242,250
                                            ------------
     Utilities -- Electric -- 5.8%
  97,000   Consolidated Edison Company         4,389,250
 116,300   New Century Energies, Inc.          4,513,894
 141,000   Texas Utilities Company             5,816,250
                                            ------------
                                              14,719,394
                                            ------------
     Utilities -- Natural Gas -- 4.2%
 137,262   El Paso Natural Gas Company         4,829,907
 283,671   MCN Corporation Holding
             Company                           5,886,173
                                            ------------
                                              10,716,080
                                            ------------
TOTAL COMMON STOCKS
  (Cost $173,705,287)                        224,166,766
                                            ------------

Principal
Amount
---------
CONVERTIBLE BONDS AND NOTES -- 2.7%
  (Cost $2,450,965)
 2,450,000   Home Depot, Inc.,
                Conv. Sub. Note,
                3.250% due 10/01/2001          6,811,000
                                            ------------

Shares
-------
CONVERTIBLE PREFERRED STOCK -- 2.2%
  (Cost $4,862,225)
  93,000   Wendy's Financial I, 5.000%
             Conv. Pfd.                        5,626,500
                                            ------------
REPURCHASE AGREEMENT -- 3.9%
  (Cost $10,114,000)
$10,114,000  Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $10,115,334 on 07/01/1999,
                collateralized by
                $10,550,000 U.S.
                Treasury Note, 4.50%
                maturing 09/30/2000
                (value $10,317,278)           10,114,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $5,435,774)              2.1%         5,435,774
                                            ------------
TOTAL INVESTMENTS
   (Cost $196,568,251*)          98.7%       252,154,040
OTHER ASSETS AND
   LIABILITIES (Net)              1.3          3,222,083
                                -----       ------------
NET ASSETS                      100.0%      $255,376,123
                                =====       ============

-------
  * Aggregate cost for Federal tax purposes is $196,568,253.
 ** As of June 30, 1999 the market value of the securities on loan is $5,176,386. Collateral received for securities loaned of $5,435,774 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

ABBREVIATION:
ADR -- American Depository Receipt


See Notes to Financial Statements.




Munder Index 500 Fund
Portfolio of Investments, June 30, 1999

Shares                                             Value
------                                             -----
COMMON STOCKS -- 97.3%
     Advertising -- 0.2%
   15,550  Interpublic Group of
             Companies, Inc.               $   1,347,019
   20,200  Omnicom Group, Inc.                 1,616,000
                                           -------------
                                               2,963,019
                                           -------------
     Aerospace -- 0.9%
  109,998  Boeing Company                      4,860,537
   14,200  General Dynamics Corporation          972,700
   44,442  Lockheed Martin Corporation         1,655,464
    7,600  Northrop Grumman
             Corporation                         503,975
   54,592  United Technologies
             Corporation                       3,913,578
                                           -------------
                                              11,906,254
                                           -------------
     Airlines -- 0.3%
   17,300  AMR Corporation+                    1,180,725
   16,000  Delta Air Lines, Inc.                 922,000
   38,075  Southwest Airlines Company          1,185,084
    8,300  US Airways Group, Inc.+               361,569
                                           -------------
                                               3,649,378
                                           -------------
     Apparel -- 0.2%
    8,200  Fruit of the Loom, Inc.+               79,950
    7,300  Liz Claiborne, Inc.                   266,450
   32,000  NIKE, Inc., Class B                 2,026,000
    6,300  Reebok International Ltd.+            117,337
   13,600  V.F. Corporation                      581,400
                                           -------------
                                               3,071,137
                                           -------------
     Automobiles -- 1.0%
  136,900  Ford Motor Company                  7,726,294
   73,200  General Motors Corporation          4,831,200
    7,280  Navistar International
             Corporation+                        364,000
                                           -------------
                                              12,921,494
                                           -------------
     Automobile Parts and Equipment -- 0.4%
   16,800  AutoZone, Inc.+                       506,100
    4,600  Cummins Engine, Inc.                  262,775
   18,818  Dana Corporation                      866,804
   63,934  Delphi Automotive Systems
             Corporation                       1,186,770
   20,125  Genuine Parts Company                 704,375
    9,600  Johnson Controls, Inc.                665,400
    5,800  Pep Boys-- Manny, Moe & Jack          125,425
   13,400  TRW, Inc.                             735,325
                                           -------------
                                               5,052,974
                                           -------------
     Banks -- 6.8%
   20,150  AmSouth Bancorporation                467,228
  197,099  Bank of America Corporation        14,449,820
   86,100  Bank of New York, Inc.              3,158,794
  133,405  Bank One Corporation                7,945,935
   33,500  BankBoston                          1,712,688
   35,200  BB&T Corporation                    1,291,400
   95,668  Chase Manhattan Corporation         8,287,240
   17,450  Comerica, Inc.                      1,037,184
   30,125  Fifth Third Bancorporation          2,005,195
  109,334  First Union Corporation             5,138,698
   74,700  Firstar Corporation                 2,091,600
   64,280  Fleet Financial Group, Inc.         2,852,425
   23,630  Huntington Bancshares, Inc.           827,050
   50,600  KeyCorp                             1,625,525
   90,752  MBNA Corporation                    2,779,280
   59,100  Mellon Bank Corporation             2,149,763
   17,600  Mercantile Bancorporation, Inc.     1,005,400
   20,000  Morgan (J.P.) & Company, Inc.       2,810,000
   64,489  Morgan Stanley, Dean Witter,
             Discover and Company              6,610,122
   35,500  National City Corporation           2,325,250
   12,400  Northern Trust Corporation          1,202,800
   34,000  PNC Bank Corporation                1,959,250
   12,000  Republic New York Corporation         818,250
   18,900  Southtrust Corporation                725,288
   18,000  State Street Corporation            1,536,750
   19,400  Summit Bancorp                        811,163
   36,300  SunTrust Banks, Inc.                2,520,581
   30,600  Synovus Financial Corporation         608,175
   82,479  U.S. Bancorp                        2,804,286
   16,100  Union Planters Corporation            719,469
   22,935  Wachovia Corporation                1,962,376
   67,164  Washington Mutual, Inc.             2,375,927
                                           -------------
                                              88,614,912
                                           -------------
     Broadcasting -- 0.9%
   80,400  CBS Corporation                     3,492,375
   37,500  Clear Channel Communications+       2,585,156
   68,700  MediaOne Group, Inc.+               5,109,562
    5,900  Meredith Corporation                  204,288
                                           -------------
                                              11,391,381
                                           -------------
     Building Materials -- 1.0%
    6,600  Centex Corporation                    247,913
    7,575  Crane Company                         238,139
    3,800  Fleetwood Enterprises                 100,463
  167,346  Home Depot, Inc.                   10,783,358
    5,200  Kaufman & Broad Home
             Corporation                         129,350
   38,400  Masco Corporation                   1,108,800
   13,933  Pall Corporation                      309,138
    4,700  Pulte Corporation                     108,394
   11,400  Vulcan Materials Company              550,135
                                           -------------
                                              13,575,690
                                           -------------
     Business Equipment and Supplies -- 2.6%
   13,100  Avery Dennison Corporation            790,912
   16,600  Ikon Office Solutions                 249,000
  205,000  International Business Machines
             Corporation                      26,496,250
   30,300  Pitney Bowes, Inc.                  1,946,775
   74,700  Xerox Corporation                   4,411,969
                                           -------------
                                              33,894,906
                                           -------------
     Business Services -- 0.3%
   86,913  Cendant Corporation+                1,781,717
    9,100  Deluxe Corporation                    354,331
   36,080  IMS Health, Inc.                    1,127,500
   27,800  Paychex, Inc.                         886,125
                                           -------------
                                               4,149,673
                                           -------------
     Chemicals and Plastics -- 2.1%
   25,700  Air Products & Chemicals, Inc.      1,034,425
   24,850  Dow Chemical Company                3,152,844
  127,400  dupont (E.I.) de Nemours &
             Company                           8,703,012
    8,975  Eastman Chemical Company              464,456
   14,400  Ecolab, Inc.                          628,200
   14,150  Engelhard Corporation                 320,144
    3,600  FMC Corporation+                      245,925
    6,500  Great Lakes Chemical
             Corporation                         299,406
   11,400  Hercules, Inc.                        448,163
    9,737  Kerr-McGee Corporation                488,676
    8,000  Mallinckrodt Group, Inc.              291,000
   45,500  Minnesota Mining &
             Manufacturing Company             3,955,656
   71,300  Monsanto Company                    2,811,894
    7,400  Nalco Chemical Company                383,875
   17,700  Praxair, Inc.                         866,194
    8,700  Raychem Corporation                   321,900
   21,300  Rockwell International
             Corporation                       1,293,975
   23,852  Rohm & Haas Company                 1,022,664
   11,312  Sigma-Aldrich Corporation             389,557
   14,900  Union Carbide Corporation             726,375
    7,800  W R Grace & Company+                  143,325
                                           -------------
                                              27,991,666
                                           -------------
     Coal -- 0.1%
   24,400  CSX Corporation                     1,105,625
    2,600  Eastern Enterprises                   103,350
    8,600  Fluor Corporation                     348,300
                                           -------------
                                               1,557,275
                                           -------------
     Communication Equipment -- 1.5%
   19,300  Cabletron Systems, Inc.+              250,900
  109,800  GTE Corporation                     8,317,350
    8,700  Harris Corporation                    340,931
   67,900  Motorola, Inc.                      6,433,525
   18,900  National Semiconductor
             Corporation+                        478,406
    8,300  Scientific-Atlanta, Inc.              298,800
   44,000  Tellabs, Inc.+                      2,972,750
                                           -------------
                                              19,092,662
                                           -------------
     Computer Hardware, Software or
       Services -- 11.7%
   40,600  3COM Corporation+                   1,083,512
    6,700  Adobe Systems, Inc.                   550,447
   16,600  Advanced Micro Devices, Inc.+         299,838
  122,700  America Online, Inc.               13,558,350
   17,800  Apple Computer, Inc.+                 824,362
    6,600  Autodesk, Inc.                        195,113
   69,700  Automatic Data Processing, Inc.     3,066,800
   26,657  BMC Software, Inc.+                 1,439,478
   16,000  Ceridian Corporation+                 523,000
  360,850  Cisco Systems, Inc.+               23,252,272
  192,023  Compaq Computer Corporation         4,548,545
   60,975  Computer Associates
             International, Inc.               3,353,625
   17,800  Computer Sciences Corporation       1,231,537
   41,600  Compuware Corporation+              1,323,400
    5,700  Data General Corporation+              83,006
  286,500  Dell Computer Corporation+         10,600,500
   55,800  Electronic Data Systems
             Corporation                       3,156,187
   17,500  Gateway 2000, Inc.+                 1,032,500
  114,800  Hewlett Packard Company            11,537,400
   14,100  Honeywell, Inc.                     1,633,837
  576,500  Microsoft Corporation+             51,993,094
    8,100  Network Appliance, Inc.+              452,588
   38,200  Novell, Inc.+                       1,012,300
  162,875  Oracle Corporation+                 6,046,734
   30,300  Parametric Technology
             Corporation+                        420,413
   27,200  Peoplesoft, Inc.                      469,200
   25,200  Seagate Technologies, Inc.+           645,750
   21,000  Silicon Graphics, Inc.+               343,875
   87,200  Sun Microsystems, Inc.+             6,005,900
   30,500  Unisys Corporation+                 1,187,594
                                           -------------
                                             151,871,157
                                           -------------
     Computer -- Semiconductors -- 2.6%
   41,800  Applied Materials, Inc.+            3,087,975
  114,300  EMC Corporation+                    6,286,500
  374,800  Intel Corporation                  22,300,600
   16,200  LSI Logic Corporation+                747,225
   28,300  Micron Technology, Inc.+            1,140,844
                                           -------------
                                              33,563,144
                                           -------------
     Consumer Non-Durables -- 3.6%
   27,600  Corning, Inc.                       1,935,450
  369,600  General Electric Company           41,764,800
   10,500  Grainger (W.W.), Inc.                 565,031
   42,020  Lowe's Companies, Inc.              2,382,009
                                           -------------
                                              46,647,290
                                           -------------
     Consumer Services -- 0.1%
   11,000  Block (H & R), Inc.                   550,000
   30,900  Service Corporation
             International                       594,825
                                           -------------
                                               1,144,825
                                           -------------
     Consumer Staples -- 0.1%
   27,100  Pioneer Hi-Bred International,
             Inc.                              1,055,206
                                           -------------
     Containers -- 0.1%
    3,300  Ball Corporation                      139,425
   13,700  Crown Cork & Seal Company,
             Inc.                                390,450
   17,400  Owens-Illinois, Inc.+                 568,763
    9,469  Sealed Air Corporation+               614,301
                                           -------------
                                               1,712,939
                                           -------------
     Cosmetics -- Toiletry -- 0.1%
    6,300  Alberto-Culver Company,
             Class B                             167,738
   29,700  Avon Products, Inc.                 1,648,350
                                           -------------
                                               1,816,088
                                           -------------
     Diversified -- 1.4%
   62,400  Allied Signal Corporation           3,931,200
   19,200  Fortune Brands, Inc.                  794,400
   12,700  Loews Corporation                   1,004,888
   38,100  Raytheon Company, Class B           2,681,287
   17,000  Textron, Inc.                       1,399,312
   17,800  Thermo Electron Corporation+          357,113
   92,359  Tyco International Ltd.             8,751,015
                                           -------------
                                              18,919,215
                                           -------------
     Drugs and Health Care -- 0.1%
   10,800  Watson Pharmaceuticals, Inc.+         378,675
    7,600  Wellpoint Health Networks,
             Inc.+                               645,050
                                           -------------
                                               1,023,725
                                           -------------
     Electrical Equipment -- 0.6%
   10,600  Cooper Industries, Inc.               551,200
    4,400  Foster Wheeler Corporation             62,150
    5,150  Tektronix, Inc.                       155,466
   44,100  Texas Instruments, Inc.             6,394,500
    6,300  Thomas & Betts Corporation            297,675
                                           -------------
                                               7,460,991
                                           -------------
     Electronics -- 0.6%
    8,100  Eaton Corporation                     745,200
    5,100  EG & G, Inc.                          181,688
   49,500  Emerson Electric Company            3,112,312
    9,900  KLA-Tencor Corporation+               642,262
   28,500  Solectron Corporation+              1,900,594
   22,400  Tandy Corporation                   1,094,800
                                           -------------
                                               7,676,856
                                           -------------
     Energy and Resources -- 0.2%
   19,865  Burlington Resources, Inc.            859,161
   33,495  Reliant Energy, Inc.                  925,300
   27,178  Sempra Energy                         614,902
                                           -------------
                                               2,399,363
                                           -------------
     Entertainment -- 1.5%
   10,500  Brunswick Corporation                 292,688
  232,608  Disney (Walt) Company               7,167,234
    7,800  Harcourt General Corporation          402,187
   22,250  Hasbro, Inc.                          621,609
    8,000  King World Productions, Inc.+         278,500
   47,111  Mattel, Inc.                        1,245,497
  134,700  Time Warner, Inc.                   9,900,450
                                           -------------
                                              19,908,165
                                           -------------
     Financial Services -- 5.5%
   51,200  American Express Company            6,662,400
   28,328  American General Corporation        2,135,223
   82,350  Associates First Capital
             Corporation                       3,649,134
   22,300  Capital One Financial
             Corporation                       1,241,831
   46,150  Charles Schwab Corporation          5,070,731
  381,718  Citigroup, Inc.                    18,131,605
   12,600  Countrywide Credit Industries         538,650
   10,400  Dow Jones & Company, Inc.             551,850
   16,500  Equifax, Inc.                         588,844
  115,800  Fannie Mae                          7,917,825
   78,500  Federal Home Loan Mortgage
             Corporation                       4,553,000
   48,792  First Data Corporation              2,387,759
   54,106  Household International, Inc.       2,563,272
   13,400  Lehman Brothers Holdings, Inc.        834,150
   41,600  Merrill Lynch & Company, Inc.       3,325,400
   16,500  Paine Webber Group, Inc.              771,375
   25,300  Regions Financial Corporation         972,469
   18,500  SLM Holding Corporation               847,531
    6,100  Temple-Inland, Inc.                   416,325
  186,660  Wells Fargo & Company               7,979,715
                                           -------------
                                              71,139,089
                                           -------------
     Food and Beverages -- 5.1%
   47,393  Albertson's, Inc.                   2,443,702
   54,100  Anheuser-Busch Companies, Inc.      3,837,719
   31,600  Bestfoods                           1,564,200
   49,300  Campbell Soup Company               2,286,287
  278,900  Coca-Cola Company                  17,431,250
   48,000  Coca-Cola Enterprises, Inc.         1,428,000
   55,350  ConAgra, Inc.                       1,473,694
    3,900  Coors (Adolph) Company,
             Class B                             193,050
   40,900  Heinz (H.J.) Company                2,050,112
   16,000  Hershey Foods Corporation             950,000
   45,900  Kellogg Company                     1,514,700
   36,800  Nabisco Group Holdings
             Corporation                         719,900
  166,800  PepsiCo, Inc.                       6,453,075
  272,500  Philip Morris Cos., Inc.           10,951,094
   15,300  Quaker Oats Company                 1,015,537
   37,200  Ralston-Purina Company              1,132,275
  102,100  Sara Lee Corporation                2,316,394
   48,400  Seagram Company Ltd.                2,438,150
   64,632  Unilever NV                         4,508,092
   19,900  UST, Inc.                             582,075
   13,100  Wrigley (Wm) Jr. Company            1,179,000
                                           -------------
                                              66,468,306
                                           -------------
     Food Distribution -- 0.6%
   66,404  Archer-Daniels-Midland
             Company                           1,025,112
   17,200  General Mills, Inc.                 1,382,450
    4,200  Great Atlantic & Pacific Tea
             Company, Inc.                       142,013
   93,000  Kroger Company+                     2,598,187
   13,500  Supervalu, Inc.                       346,781
   37,700  Sysco Corporation                   1,123,931
   16,700  Winn Dixie Stores, Inc.               616,856
                                           -------------
                                               7,235,330
                                           -------------
     Glass Products -- 0.1%
    5,900  Owens Corning Fiberglass
             Corporation                         202,813
   19,700  PPG Industries, Inc.                1,163,531
                                           -------------
                                               1,366,344
                                           -------------
     Health Care Facilities -- 0.2%
   64,177  Columbia/HCA Healthcare
             Corporation                       1,464,038
   12,550  HCR Manor Care, Inc.+                 303,553
   18,800  Humana, Inc.+                         243,225
   35,100  Tenet Healthcare Corporation+         651,544
                                           -------------
                                               2,662,360
                                           -------------
     Health Care Products -- 3.5%
  171,700  Abbott Laboratories                 7,812,350
    7,300  Allergan, Inc.                        810,300
    6,200  Bausch & Lomb, Inc.                   474,300
   28,000  Becton, Dickinson & Company           840,000
  266,600  Merck & Co, Inc.                   19,728,400
  146,200  Pfizer, Inc.                       16,045,450
                                           -------------
                                              45,710,800
                                           -------------
     Holding Companies -- 0.2%
   15,800  Providian, LLC                      1,477,300
   25,000  Public Service Enterprise           1,021,875
                                           -------------
                                               2,499,175
                                           -------------
     Home Appliances -- 0.4%
    9,700  Black & Decker Corporation            612,312
   28,100  Illinois Tool Works, Inc.           2,304,200
   10,100  Maytag Corporation                    703,844
    7,350  Snap-On, Inc.                         265,978
   10,000  Stanley Works                         321,875
    8,600  Whirlpool Corporation                 636,400
                                           -------------
                                               4,844,609
                                           -------------
     Home Furnishings and Housewares -- 0.8%
  147,900  American Home Products
             Corporation                       8,504,250
    4,400  Armstrong World                       254,375
   31,797  Newell Rubbermaid, Inc.             1,478,560
    2,100  Springs Industries, Inc.               91,613
    6,400  Tupperware Corporation                163,200
                                           -------------
                                              10,491,998
                                           -------------
     Hotels and Restaurants -- 0.8%
   15,100  Darden Restaurants, Inc.              329,369
   14,100  Harrah's Entertainment
             Corporation+                        310,200
   29,500  Hilton Hotels Corporation             418,531
   28,200  Marriott International, Inc.        1,053,975
  153,100  McDonald's Corporation              6,324,944
   22,200  Mirage Resorts, Inc.+                 371,850
   17,140  Tricon Global Restaurants,Inc.+       927,702
   13,900  Wendy's International, Inc.           393,544
                                           -------------
                                              10,130,115
                                           -------------
     Insurance -- 3.3%
   16,014  Aetna Life & Casualty Company       1,432,252
   29,900  AFLAC, Inc.                         1,431,462
   91,120  Allstate Corporation                3,268,930
  139,956  American International Group,
             Inc.                             16,383,599
   28,625  AON Corporation                     1,180,781
   18,200  Chubb Corporation                   1,264,900
   23,400  CIGNA Corporation                   2,082,600
   18,900  Cincinnati Financial
             Corporation                         709,931
   36,198  Conseco, Inc.                       1,101,777
   25,600  Hartford Financial Services
             Group, Inc.                       1,492,800
   11,950  Jefferson-Pilot Corporation           790,941
   22,800  Lincoln National Corporation        1,192,725
   29,700  Marsh & McLennan Companies,
             Inc.                              2,242,350
   11,200  MBIA, Inc.                            725,200
   12,400  MGIC Investment Corporation           602,950
    8,200  Progressive Corporation             1,189,000
   15,200  Provident Cos., Inc.                  608,000
   15,300  SAFECO Corporation                    675,112
   25,558  St. Paul Companies, Inc.              813,064
   15,100  Torchmark, Inc.                       515,288
   14,000  Transamerica Corporation            1,050,000
   19,600  United Healthcare Corporation       1,227,450
   15,500  UNUM Corporation                      848,625
                                           -------------
                                              42,829,737
                                           -------------
     Investment Companies -- 0.1%
   13,140  Bear Stearns Companies, Inc.          614,295
   28,600  Franklin Resources, Inc.            1,161,875
                                           -------------
                                               1,776,170
                                           -------------
     Machinery and Heavy Equipment -- 0.5%
   40,600  Caterpillar, Inc.                   2,436,000
   26,200  Deere & Company                     1,038,175
   24,100  Dover Corporation                     843,500
   18,650  Ingersoll-Rand Company              1,205,256
   12,250  Parker-Hannifin Corporation           560,438
                                           -------------
                                               6,083,369
                                           -------------
     Manufacturing -- 0.5%
   25,750  Alcan Aluminum Ltd.                   822,391
   44,500  Boston Scientific Corporation+      1,955,219
    2,700  Briggs & Stratton Corporation         155,925
    7,800  Brown-Forman Corporation,
             Class B                             508,462
    8,400  Case Corporation                      404,250
   15,000  Danaher Corporation                   871,875
    4,200  Milacron, Inc.                         77,700
    8,840  PACCAR, Inc.                          471,835
    7,400  Reynolds Metals Company               436,600
   19,300  Sherwin-Williams Company              535,575
                                           -------------
                                               6,239,832
                                           -------------
     Medical Instruments, Services, and
       Supplies -- 2.1%
    5,900  Bard (C.R.), Inc.                     282,094
   32,900  Baxter International, Inc.          1,994,562
   12,700  Biomet, Inc.                          504,825
   30,774  Cardinal Health, Inc.               1,973,383
   34,100  Guidant Corporation                 1,754,019
   46,889  HEALTHSOUTH Corporation+              700,404
  152,100  Johnson & Johnson Company          14,905,800
   66,100  Medtronic, Inc.                     5,147,537
    2,900  Shared Medical Systems
             Corporation                         189,225
    9,550  St. Jude Medical, Inc.+               340,219
                                           -------------
                                              27,792,068
                                           -------------
     Metals and Mining -- 0.5%
   41,556  Alcoa, Inc.                         2,571,277
   21,727  Allegheny Teldyne, Inc.               491,573
    4,300  ASARCO, Inc.                           80,894
   44,000  Barrick Gold Corporation              852,500
   26,000  Battle Mountain Gold Company           63,375
   10,300  Cyprus Amax Minerals Company          156,431
   18,500  Freeport McMoRan Copper &
             Gold, Class B                       331,844
   29,400  Homestake Mining Company              240,713
   21,700  Inco Ltd.                             390,600
    1,100  NACCO Industries, Inc., ClassA         80,850
   18,955  Newmont Mining Corporation            376,731
    6,400  Phelps Dodge Corporation              396,400
   36,800  Placer Dome, Inc.                     434,700
                                           -------------
                                               6,467,888
                                           -------------
     Natural Gas -- 0.4%
    9,200  Columbia Gas System, Inc.             576,725
   10,600  Consolidated Natural Gas
             Company                             643,950
   39,765  Enron Corporation                   3,250,789
    5,400  NICOR, Inc.                           205,538
    3,500  ONOEK, Inc.                           111,125
   12,300  Sonat, Inc.                           407,437
                                           -------------
                                               5,195,564
                                           -------------
     News and Publishing -- 0.7%
   31,900  Gannett Company, Inc.               2,276,862
   60,094  Kimberly-Clark Corporation          3,425,358
    8,900  Knight-Ridder, Inc.                   488,944
   19,900  New York Times Company,
             Class A                             732,569
    8,100  Times Mirror Company (New),
             Class A                             479,925
   13,300  Tribune Company                     1,158,762
                                           -------------
                                               8,562,420
                                           -------------
     Oil -- 5.5%
   10,200  Amerada Hess Corporation              606,900
   12,500  Apache Corporation                    487,500
    8,300  Ashland, Inc.                         333,038
   36,400  Atlantic Richfield Company          3,041,675
   37,020  Baker Hughes, Inc.                  1,240,170
   73,800  Chevron Corporation                 7,024,837
   24,100  Coastal Corporation                   964,000
  274,200  Exxon Corporation                  21,147,675
   49,700  Halliburton Company                 2,248,925
   12,300  Louisiana Land & Exploration
             Company                             292,125
    6,500  McDermott International, Inc.         183,625
   88,200  Mobil Corporation                   8,731,800
   39,100  Occidental Petroleum
             Corporation                         825,988
   28,600  Phillips Petroleum Company          1,438,937
  242,600  Royal Dutch Petroleum
             Company                          14,616,650
   10,600  Sunoco, Inc.                          319,988
   19,100  Tenneco, Inc.                         456,013
   60,500  Texaco, Inc.                        3,781,250
   27,800  Union Pacific Corporation           1,621,087
   28,155  Union Pacific Resources Group         459,278
   27,300  Unocal Corporation                  1,081,762
   34,800  USX-Marathon Group                  1,133,175
                                           -------------
                                              72,036,398
                                           -------------
     Oil Equipment and Services -- 0.3%
    5,400  Helmerich & Payne, Inc.               128,588
   61,730  Schlumberger Ltd.                   3,931,429
                                           -------------
                                               4,060,017
                                           -------------
     Paper and Forest Products -- 0.6%
    5,900  Bemis Company, Inc.                   234,525
    6,300  Boise Cascade Corporation             270,113
   10,800  Champion International
             Corporation                         517,050
   24,725  Fort James Corporation                936,459
   19,400  Georgia-Pacific Corporation           919,075
   46,409  International Paper Company         2,343,654
   11,300  Mead Corporation                      471,775
    3,200  Potlatch Corporation                  140,600
   22,550  Weyerhaeuser Company                1,550,313
   12,400  Willamette Industries, Inc.           571,175
                                           -------------
                                               7,954,739
                                           -------------
     Personal Items -- 2.2%
   33,100  Colgate-Palmolive Company           3,268,625
  125,520  Gillette Company                    5,146,320
   11,900  International Flavors &
             Fragrances, Inc.                    528,063
    3,900  Jostens, Inc.                          82,144
  150,200  Procter & Gamble Company           13,405,350
   96,100  Warner-Lambert Company              6,666,937
                                           -------------
                                              29,097,439
                                           -------------
     Petroleum Refining -- 0.2%
   13,700  Anadarko Petroleum
             Corporation                         504,331
    9,500  Rowan Companies+                      175,156
   48,800  Williams Companies, Inc.            2,077,050
                                           -------------
                                               2,756,537
                                           -------------
     Pharmaceuticals -- 2.9%
   11,320  ALZA Corporation+                     575,905
  224,340  Bristol-Myers Squibb Company       15,801,949
  124,400  Lilly (Eli) & Company               8,910,150
   31,347  McKesson HBOC, Inc.                 1,007,022
   57,520  Pharmacia & Upjohn, Inc.            3,267,855
  166,300  Schering-Plough Corporation         8,813,900
                                           -------------
                                              38,376,781
                                           -------------
     Photographic Equipment and Supplies -- 0.2%
   36,700  Eastman Kodak Company               2,486,425
    4,750  Polaroid Corporation                  131,219
                                           -------------
                                               2,617,644
                                           -------------
     Printing and Publishing -- 0.2%
    7,800  American Greetings
             Corporation, Class A                234,975
   15,200  Donnelley (R.R.) & Sons
             Company                             563,350
   18,740  Dun & Bradstreet Corporation          664,099
   22,300  McGraw-Hill, Inc.                   1,202,806
   11,150  Westvaco Corporation                  323,350
                                           -------------
                                               2,988,580
                                           -------------
     Railroads -- 0.2%
   12,400  Kansas City Southern
             Industries, Inc.                    791,275
   42,900  Norfolk Southern Corporation        1,292,362
                                           -------------
                                               2,083,637
                                           -------------
     Recreation -- 0.3%
   69,300  Carnival Corporation, Class A       3,361,050
                                           -------------
     Research and Development -- 0.3%
   57,600  Amgen, Inc.+                        3,506,400
    5,500  PE Corp-PE Biosystems Group           631,125
                                           -------------
                                               4,137,525
                                           -------------
     Retail -- Store -- 4.8%
   23,100  Best Buy Company, Inc.+             1,559,250
   11,300  Circuit City Stores -- Circuit
             City Group                        1,050,900
   12,280  Consolidated Stores
             Corporation+                        331,560
   24,517  Costco Companies, Inc.+             1,962,892
   44,082  CVS Corporation                     2,237,161
   49,900  Dayton Hudson Corporation           3,243,500
   12,100  Dillard's, Inc.                       425,013
   24,825  Dollar General Corporation            719,925
   23,500  Federated Department Stores+        1,244,031
   96,788  Gap, Inc.                           4,875,670
   55,800  K-mart Corporation+                   917,213
   18,400  Kohls Corporation+                  1,420,250
   23,432  Limited, Inc.                       1,063,227
    4,200  Long's Drug Stores Company            145,163
   37,750  May Department Stores
             Company                           1,543,031
   15,900  Nordstrom, Inc.                       532,650
   42,300  Office Depot, Inc.+                   933,244
   29,800  Penney (J.C.) Company, Inc.         1,447,162
   29,300  Rite Aid Corporation                  721,513
    4,000  Russell Corporation                    78,000
   56,100  Safeway, Inc.+                      2,776,950
   43,300  Sears, Roebuck & Company            1,929,556
   52,550  Staples, Inc.+                      1,625,766
   36,600  TJX Companies, Inc.                 1,219,238
   28,450  Toys R Us, Inc.+                      588,559
  502,700  Wal-Mart Stores, Inc.              24,255,275
  113,000  Walgreen Company                    3,319,375
                                           -------------
                                              62,166,074
                                           -------------
     Savings and Loan Associations -- 0.0% #
    6,300  Golden West Financial
             Corporation                         617,400
                                           -------------
     Soaps and Detergents -- 0.1%
   13,212  Clorox Company                      1,411,207
                                           -------------
     Steel -- 0.1%
   14,500  Bethlehem Steel Corporation+          111,469
    9,900  Nucor Corporation                     469,631
    6,900  Timken Company                        134,550
   10,040  USX-U.S. Steel Group, Inc.            271,080
   10,425  Worthington Industries, Inc.          171,361
                                           -------------
                                               1,158,091
                                           -------------
     Technology -- 0.7%
  124,400  Ameritech Corporation               9,143,400
   10,200  ITT Industries                        388,875
    4,800  Millipore Corporation                 194,700
                                           -------------
                                               9,726,975
                                           -------------
     Telecommunications -- 9.7%
   31,766  ALLTEL Corporation                  2,271,269
    9,437  Andrew Corporation+                   178,713
  359,390  AT&T Corporation                   20,058,454
  175,662  Bell Atlantic Corporation          11,483,903
  213,900  BellSouth Corporation              10,026,562
   15,500  CenturyTel, Inc.                      616,125
   83,700  Comcast Corporation Special,
             Class A (non-voting)              3,217,219
   19,600  Frontier Corporation                1,156,400
   19,500  General Instrument
             Corporation+                        828,750
  343,346  Lucent Technologies, Inc.          23,154,362
  210,207  MCI Worldcom, Inc.+                18,090,940
   33,400  NEXTEL Communications, Inc.+        1,676,263
   75,100  Nortel Networks Corporation         6,519,619
  221,800  SBC Communications                 12,864,400
   97,700  Sprint Corporation                  5,159,781
   49,750  Sprint PCS+                         2,841,969
   56,958  US West, Inc.                       3,346,283
   78,000  Viacom, Inc., Class B+              3,432,000
                                           -------------
                                             126,923,012
                                           -------------
     Tire and Rubber -- 0.1%
    8,600  Cooper Tire & Rubber
             Company                             203,175
    8,400  Goodrich (B.F.) Company               357,000
   17,500  Goodyear Tire & Rubber
             Company                           1,029,219
                                           -------------
                                               1,589,394
                                           -------------
     Tobacco -- 0.0% #
        1  R.J. Reynolds Tobacco
             Holdings, Inc.+                          32
                                           -------------
     Transportation -- 0.3%
   53,089  Burlington Northern Santa Fe        1,645,759
   33,460  FDX Corporation+                    1,815,205
    7,900  Ryder System, Inc.                    205,400
                                           -------------
                                               3,666,364
                                           -------------
     Utilities -- 1.9%
   21,500  AES Corporation+                    1,249,687
   15,400  Ameren Corporation                    590,975
   21,700  American Electric Power
             Company, Inc.                       815,106
   17,000  Carolina Power & Light
             Company                             727,812
   24,100  Central & Southwest
             Corporation                         563,337
   17,734  Cinergy Corporation                   567,488
   13,100  CMS Energy Corporation                548,563
   25,700  Consolidated Edison Company         1,162,925
   16,750  Constellation Energy Group            496,219
   21,900  Dominion Resources, Inc.              948,544
   16,200  DTE Energy Company                    648,000
   40,970  Duke Energy Company                 2,227,744
   39,200  Edison International                1,048,600
   27,700  Entergy Corporation                   865,625
   26,827  FirstEnergy Corporation               831,637
   11,000  Florida Progress Corporation          454,438
   20,300  FPL Group, Inc.                     1,108,887
   14,300  GPU, Inc.                             603,281
    4,500  National Service Industries, Inc.     162,000
   12,900  New Century Energies, Inc.            500,681
   21,000  Niagara Mohawk Holdings, Inc.+        337,313
   17,100  Northern States Power Company         413,606
   33,600  PacifiCorp                            617,400
   21,700  PECO Energy Company                   908,687
    3,800  People's Energy Corporation           143,213
   43,300  PG & E Corporation                  1,407,250
   17,800  PP & L Resources, Inc.                547,350
   78,900  Southern Company                    2,090,850
   31,715  Texas Utilities Company             1,308,244
   24,400  Unicom Corporation                    940,925
                                           -------------
                                              24,836,387
                                           -------------
     Waste Management -- 0.4%
   17,700  Browning-Ferris Industries,
             Inc.                                761,100
   37,400  Laidlaw, Inc., Class B
             (non-voting)                        275,825
   68,753  Waste Management, Inc.              3,695,474
                                           -------------
                                               4,732,399
                                           -------------
TOTAL COMMON STOCKS
  (Cost $833,035,030)                      1,268,824,241
                                           -------------

Principal
Amount
---------
U.S. TREASURY BILLS -- 0.3%
  (Cost $3,453,603)
 $3,500,000  4.53%++ due 10/14/1999**          3,453,603
                                           -------------
REPURCHASE AGREEMENT -- 1.8%
  (Cost $22,988,000)
 $22,988,000  Agreement with State Street
                 Bank and Trust Company,
                 4.750% dated 06/30/1999,
                 to be repurchased at
                 $22,991,033 on 07/01/1999,
                 collateralized by $23,305,000
                 U.S. Treasury Note, 6.125%
                 maturing 12/31/2001
                 (value $23,450,656)          22,988,000
                                          --------------
TOTAL INVESTMENTS
   (Cost $859,476,633*)          99.4%     1,295,265,844
OTHER ASSETS AND
   LIABILITIES (Net)              0.6          8,171,802
                                -----     --------------
NET ASSETS                      100.0%    $1,303,437,646
                                =====     ==============

---------------------------------------------------------------------------
*  Aggregate cost for Federal tax purposes is $861,062,709.
** Securities pledged as collateral for futures contracts.
+  Non-income producing security.
++ Rate represents annualized yield at date of purchase.
#  Amount represents less than 0.1% of net assets.

Number of                                    Unrealized
Contracts                                   Appreciation
---------                                   ------------
FUTURES CONTRACTS -- LONG POSITION
     98    S&P 500 Index September 1999         $969,420
                                                ========

           See Notes to Financial Statements.



Munder International Equity Fund
        Portfolio of Investments, June 30, 1999

Shares                                             Value
------                                             -----
COMMON STOCKS -- 95.7%
     Argentina -- 0.4%
   1,100   Alpargatas S.A.I.C., ADR              $ 1,001
   2,681   Banco de Galicia Bueno, ADR            54,290
   1,656   Banco Frances del Rio
             de la Plata SA, ADR                  31,464
   3,000   Banco Rio de La Plata SA               28,500
  10,100   Corporacion Mapfre, ADR                57,680
     508   IRSA Inversiones Y
             Representaciones SA, GDR             15,685
   2,220   Metrogas SA, ADR                       18,731
  13,865   Perez Companc SA, ADR                 167,789
   4,000   Quilmes Industrial SA, ADR             49,500
   7,100   Telecom Argentina SA, ADR             189,925
   8,500   Telefonica de Argentina, ADR          266,688
   2,800   Transportadora de Gas
             del Sur SA, ADR                      26,250
                                            ------------
                                                 907,503
                                            ------------
     Australia -- 3.0%
   6,450   Amcor Ltd.                            145,125
   2,100   Ashton Mining Ltd., ADR                 4,928
   9,850   Australia & New Zealand Bank,
             ADR                                 365,681
   5,200   Boral Ltd., ADR                        71,500
  35,640   Broken Hill Proprietary Ltd., ADR     844,222
   2,800   Burns, Philip & Company Ltd.,
             ADR+                                  3,165
   7,000   Coca-Cola Amatil Ltd., ADR             56,352
   5,500   Coles Myer Ltd., ADR                  258,500
     900   Cortecs International Ltd., ADR+        1,125
   8,500   CSR Ltd., ADR                          97,095
   5,000   E-mail Partners Ltd., ADR              19,223
   1,200   FH Faulding & Company, ADR             29,192
  19,152   Goldfields Ltd., ADR                   65,835
  10,900   Goodman Fielder Ltd., ADR              38,823
   6,900   James Hardie Industries, ADR           36,490
   4,700   Kidston Gold Mines Ltd., ADR+           2,237
     800   Lihir Gold Ltd., ADR+                  12,100
  46,700   M.I.M. Holdings Ltd., ADR              66,064
   2,400   Mayne Nickless Ltd., ADR               41,012
  11,400   National Australia Bank Ltd., ADR     957,600
  26,300   News Corporation Ltd., ADR            928,719
   6,139   Normandy Mining Ltd.                   40,825
   4,900   North Ltd., ADR                        49,559
   1,300   Orbital Engineering Ltd., ADR+          2,925
   9,600   Pacific Dunlop Olympic
             Ltd., ADR                            55,200
   1,700   Petsec Energy Ltd., ADR+                2,763
  32,100   Pioneer International Ltd., ADR        81,696
   5,370   Rio Tinto Ltd., ADR                   351,746
   5,100   Santos Ltd., ADR                       66,938
     700   Simsmetal Ltd., ADR                    12,383
     600   Sons of Gwalia, ADR                     7,887
   4,300   Southcorp Holdings Ltd., ADR           86,711
   8,000   St. George Bank Ltd., ADR              55,459
   8,900   Telstra Corporation Ltd.            1,018,642
  13,500   Westpac Banking Ltd., ADR             450,563
  10,100   WMC Ltd., ADR                         176,750
  27,700   Woodside Petroleum Ltd.               187,322
                                            ------------
                                               6,692,357
                                            ------------
     Austria -- 0.1%
   7,800   Bank Austria Aktiengeselschaft,
             ADR                                  82,015
   2,240   EVN-Energie Versorgung
             Niederoesterreich AG, ADR            65,486
   9,800   OMV AG, ADR                           174,750
   1,000   Wolford AG, ADR                         8,515
                                            ------------
                                                 330,766
                                            ------------
     Belgium -- 0.0% #
   1,200   Xeikon NV, ADR+                        27,300
                                            ------------
     Bermuda -- 0.1%
     300   ESG Re Ltd.                             4,500
     400   Frontline Ltd., ADR+                    1,892
     600   LaSalle Re Holdings Ltd., ADR          10,200
   2,000   PartnerRe Ltd., ADR                    74,750
   3,900   XL Capital Ltd., Class A              220,350
                                            ------------
                                                 311,692
                                            ------------
     Brazil -- 0.7%
   5,425   Aracruz Celulose SA, ADR              119,350
   5,996   Cemig-Companhia Energetica
             de Minas, ADR                       125,982
   1,100   Centrais Eletricas Brasileiras SA,
             ADR                                  10,407
   3,410   Centrais Geradoras doSuldo
             Brasil SA, ADR+                      11,509
   5,000   Companhia Cervejaria
             Brahma, ADR                          40,156
   2,700   Companhia Siderurgica
             Nacional, ADR                        70,875
   1,800   Continental AG, ADR                    42,677
  11,200   Embratel Participacoes SA,
             ADR                                 155,400
   2,600   Panamerican Beverages Inc.,
             Class A, ADR                         61,912
   1,120   Tele Celular Sul Participacoes SA      24,290
   1,933   Tele Centro Oeste Celular
             Participacoes SA, ADR+                7,611
   2,240   Tele Centro Sul Participacoes
             SA, ADR                             124,320
     400   Tele Nordeste Celular
             Participacoes SA, ADR                10,800
  11,200   Tele Norte Leste Participacoes
             SA, ADR                             207,900
   2,240   Tele Sudeste Celular
             Participacoes SA, ADR                64,960
     200   Telemig Celular Participacoes
             SA, ADR                               4,925
   4,480   Telesp Celular Participacoes
             SA, ADR                             119,840
  11,200   Telesp Participacoes SA, ADR          256,200
                                            ------------
                                               1,459,114
                                            ------------
     Canada -- 2.6%
   3,200   Abitibi-Consolidated, Inc., ADR        36,400
   1,400   Agnico Eagle Mines Ltd., ADR            8,663
   2,950   Alberta Energy Company
             Ltd., ADR                            95,322
     500   Alliance Atlantis Communications
             Corp., Class B+                       5,197
   9,550   Bank of Montreal, ADR                 349,172
   2,600   BCE Mobile Communications,
             Inc.+                                79,137
  23,000   BCE, Inc., ADR                      1,134,187
     800   Bell Canada International, Inc.+       10,100
   3,700   BioChem Pharmaceuticals, Inc.          69,375
   1,200   Biomira, Inc., ADR+                     4,350
   1,000   Biovail Corporation
             International, ADR+                  51,062
   4,600   Campbell Resource, Inc., ADR+           1,438
  15,900   Canadian Imperial Bank of
             Commerce                            381,600
   1,000   Canadian Marconi Company, ADR          12,000
   2,000   Canadian National Railway
             Company                             134,000
   5,100   Canadian Occidental Petroleum,
             ADR                                  82,237
  12,700   Canadian Pacific Ltd., ADR            302,419
   1,600   Celestica, Inc.+                       69,300
   1,100   Clearnet Communications, Inc.,
             ADR+                                 15,331
   3,300   Cominco, ADR                           56,512
   2,000   Corel, ADR+                             7,750
   2,300   Cott Corporation, ADR                   8,338
     400   Decoma International, Inc.              3,400
   4,800   Domatar, Inc., ADR                     45,600
     800   Dorel Industries, Inc.+                17,150
  10,250   EdperBrascan Corporation,
             Class A                             153,750
   4,400   Enbridge, Inc.                        101,200
   4,000   Encal Energy Ltd.+                     19,750
     600   Fahnestock Viner Holdings, Inc.,
             ADR                                   9,375
   1,000   Four Seasons Hotels, Inc., ADR         44,063
   2,500   Goldcorp, Inc., Class A, ADR+          12,500
   9,106   Gulf Canada Resources, ADR             38,131
  16,900   Imperial Oil Ltd., ADR                320,044
     800   Intertape Polymer Group
             Inc., ADR                            23,400
   1,400   Intrawest Corporation                  21,438
   1,650   Ipsco, Inc., ADR                       34,856
     300   Jetform Corporation, ADR+               1,256
   1,600   Loewen Group, Inc., ADR                   900
   4,700   Macmillan Bloedel Ltd., ADR            84,600
   2,200   Magna International, Class A, ADR     124,850
   5,600   Methanex Corporation, ADR+             21,000
   1,300   Microcell Telecommunications, Inc.+    10,156
   4,000   Mitel Corporation, ADR+                26,500
   6,200   Newbridge Network, ADR+               178,250
   2,400   Newcourt Credit Group, Inc.            31,050
   3,250   NOVA Chemicals Corporation             75,766
   3,400   Numac Energy, Inc., ADR+                8,925
   1,700   Potash Corporation of
             Saskatchewan, ADR                    87,975
   1,900   Rio Algom Ltd., ADR                    26,838
   3,400   Rogers Cantel Mobil
             Communications, Class B,
             ADR+                                 55,887
  11,400   Royal Bank of Canada                  505,875
   2,500   Royal Group Technologies Ltd.+         73,594
   4,300   Royal Oak Mines, ADR+                       0
   2,000   Suncor Energy, Inc.                    82,250
   3,200   Supersol Ltd.                          46,800
     270   Talisman Energy, Inc.+                  7,172
   4,200   Teleglobe, Inc.                       124,950
   2,800   Telesystem International
             Wireless, Inc.+                      50,750
  16,252   Transcanada Pipelines Ltd., ADR       227,528
   3,900   Trizec Hahn Corporation, ADR           79,462
   3,400   West Coast Energy, Inc., ADR           67,150
                                            ------------
                                               5,758,031
                                            ------------
     Chile -- 0.3%
     600   AFP Provida, ADR                       13,200
     900   Banco de Edwards, ADR                  13,050
     400   Banco Santander Chile, ADR              6,200
   3,200   Banco Santiago SA, ADR                 61,400
   1,900   Compania Cervecerias Unidas SA,
             ADR                                  54,388
   7,075   Compania de Telecomunicaciones
             de Chile SA, ADR                    175,106
     800   Cristalerias de Chile, ADR             12,350
   2,500   Distribucion y Servicio D&S SA         46,875
   2,200   Embotelladora Andina SA, ADR           44,000
   7,500   Empresa Nacional Electricidad
             SA, ADR                              90,937
   2,100   Empresa Telex Chile, ADR+               2,100
   2,660   Enersis S.A., ADR                      60,847
   2,200   Gener SA, ADR                          39,050
     700   Laboratorio Chile SA, ADR              12,600
   2,400   Linea Aerea Nacional
             Chile SA, ADR                        17,250
   1,200   Madeco, ADR                            12,150
   1,000   Maderas Y Sintelicos Sociedad
             (Masisa), ADR                        10,500
     700   Quimica Minera Chile SA, ADR           24,763
   3,500   Quinenco SA, ADR                       32,813
     500   Vina Concha Y Toro SA, ADR             18,000
                                            ------------
                                                 747,579
                                            ------------
     China\Hong Kong -- 4.2%
  18,500   Amoy Properties Ltd., ADR              87,032
   2,300   Amway Asia Pacific Ltd., ADR           26,738
   1,440   Asia Pulp & Paper Company Ltd.+         3,780
   7,200   Asia Pulp & Paper Company
             Ltd., ADR+                           69,300
     600   Asia Satellite Telecommunications
             Holdings Ltd., ADR                   13,838
  47,848   Bank East Asia Ltd., ADR              121,183
     750   Beijing Yanhua Petrochemical
             Company Ltd., ADR                     8,531
   3,200   C.P. Pokphand, ADR+                     4,279
  10,300   Cathay Pacific Airways, ADR            78,990
   6,800   CDL Hotels International Ltd.,
             ADR                                  28,485
  24,100   China Telecom (Hong Kong)
             Ltd.+                             1,373,700
   5,800   Dairy Farm International Ltd.,
             ADR                                  34,800
     500   DSG International Ltd., ADR+            3,500
     580   Egana International Holdings
             Ltd., ADR                             4,572
  17,000   First Pacific Company Ltd., ADR        72,307
   3,700   Glorious Sun Enterprises Ltd.          12,638
   1,300   Gold Peak Industries Ltd., ADR          2,781
   3,000   Guangshen Railway Company
             Ltd., ADR                            22,875
   8,750   Hang Lung Development, ADR             54,133
  27,300   Hang Seng Bank Ltd., ADR              305,245
  59,100   Henderson Land Development
             Company Ltd., ADR                   339,734
  90,307   Hong Kong and China Gas
             Ltd., ADR                           130,945
  74,800   Hong Kong Electric Holdings
             Ltd., ADR                           241,023
  13,400   Hong Kong Land Holdings,
             ADR                                 108,540
  17,432   Hong Kong Telecommunications
             Ltd., ADR                           469,574
  32,200   Hopewell Holdings Ltd., ADR            24,486
  10,800   HSBC Holdings Plc, ADR              3,825,181
   4,700   Huaneng Power International,
             ADR                                  80,487
  18,600   Hysan Development Ltd., ADR            56,098
  17,200   Jardine Matheson & Company
             Ltd., ADR                            87,290
   5,800   Jardine Strategic Holding, ADR         30,160
   2,400   Johnson Electric Holdings, ADR         98,987
  34,200   New World Development
             Company Ltd., ADR                   204,973
     500   Peak International Ltd.+                3,391
   2,200   Shandong Huaneng, ADR                  11,413
   3,970   Shanghai Chlor-Alkali Chemical
             Company, ADR+                         5,876
   1,600   Shanghai Erfangji Co., Ltd., ADR+       1,856
   2,600   Shanghai Petrochemicals Ltd., ADR      59,962
   3,190   Shanghai Tire & Rubber
             Company Ltd., ADR                     6,316
   5,500   Shuntak Holdings Ltd., ADR             14,709
   1,800   Singer Company, ADR                     8,325
  11,150   South China Morning Post, ADR          31,257
  88,400   Sun Hung Kai PropertiesLtd.,
             ADR                                 806,112
  61,500   Swire Pacific Ltd., ADR               310,647
   7,700   Television Broadcasts Ltd.             72,250
     800   VTech Holdings Ltd., ADR               25,417
   1,800   Yanzhou Coal Mining Company
             Ltd., ADR                            31,950
                                            ------------
                                               9,415,666
                                            ------------
     Colombia -- 0.0% #
   1,100   Banco Ganadero SA, ADR                 19,869
     700   Banco Industrial Colombiano,
             ADR                                   3,325
                                            ------------
                                                  23,194
                                            ------------
     Denmark -- 0.4%
   6,200   Novo Nordisk AS, Series B,
             ADR                                 331,700
  19,000   Tele Danmark, Series B, ADR           489,250
                                            ------------
                                                 820,950
                                            ------------
     Finland -- 1.5%
   1,700   American Group Ltd., ADR               12,223
   1,700   Instrumentarium Corporation,
             ADR                                  34,850
  36,400   Nokia Oyj, ADR                      3,332,875
     700   Rauma-Repola, ADR                       7,875
   1,600   Valmet Corporation, ADR+               35,600
                                            ------------
                                               3,423,423
                                            ------------
     France -- 6.4%
  13,200   Accor SA, ADR                         331,336
   2,500   Alcatel                               351,778
  25,800   Alcatel Alsthom Cie Generale
             D'Electric, ADR                     732,075
   7,800   Alstom+                               249,600
   4,300   Axa                                   524,383
     700   Bouygues Offshore SA, ADR              10,981
     800   Business Objects SA, ADR+              29,200
   3,000   Canal Plus, ADR                       168,297
     800   Cap Gemini SA                         125,681
   2,372   Clarins SA                             45,603
   1,300   Coflexip SA, ADR                       56,550
   1,000   Companie Generale de
             Geophysique SA, ADR+                 10,750
   3,900   Dassault Systemes SA, ADR             129,431
  21,500   Elf Aquitaine, ADR                  1,581,594
  36,800   France Telecom SA                   2,833,600
     800   Genset, ADR+                           12,500
  12,750   Groupe Danone, ADR                    657,167
   8,900   Lafarge SA, ADR                       281,965
   2,900   Lagardere Group, ADR                  107,920
     300   Legrand SA                             61,047
  17,600   Louis Vuitton Moet Hennessy,
             ADR                               1,051,600
   3,800   Pechiney SA, ADR                       81,225
   8,150   Pernod Ricard, ADR                    136,523
     600   PSA Peugeot Citroen                    94,632
   9,050   PSA Peugeot Citroen, ADR              356,842
   6,500   Rhodia SA, ADR                        123,500
  10,900   Rhone-Poulnec SA, ADR                 502,762
     400   Scor SA, ADR                           20,150
  16,200   Societe Generale, ADR                 570,798
     400   Sodexho Alliance, SA                   68,861
  11,400   STMicroelectronics NV                 790,875
   4,200   Thomson CSF, ADR                      145,906
  24,405   Total SA, ADR                       1,572,597
   2,700   Valeo SA, ADR                         222,664
  13,500   Vivendi, ADR                          218,628
                                            ------------
                                              14,259,021
                                            ------------
     Germany -- 7.3%
  25,500   Bayer AG, ADR                       1,061,982
  14,200   Commerzbank AG, ADR                   431,091
  14,371   Daimler Chrysler Aerospace AG       1,277,223
  19,700   Deutsche Bank AG, ADR               1,201,203
 102,100   Deutsche Telekom, ADR               4,313,725
  16,400   Dresdner Bank AG, ADR                 640,735
   7,800   Fresenius Medical Care AG, ADR        156,488
  21,600   Hoechst AG, ADR                       993,600
  15,200   Mannesmann AG                       2,267,293
     428   Pfeiffer Vacuum Technology
             AG, ADR                              14,071
  12,500   RWE AG, ADR                           578,436
  49,004   SAP AG, ADR                         1,631,239
   2,300   SGL Carbon AG, ADR                     59,728
  18,200   VEBA AG                             1,078,350
  51,400   Volkswagen AG, ADR                    658,082
                                            ------------
                                              16,363,246
                                            ------------
     Greece -- 0.1%
     400   Anangel-American
             Shipholdings Ltd., ADR+               2,163
  15,000   Hellenic Telecommunication
             Organization SA (OTE), ADR          165,937
                                            ------------
                                                 168,100
                                            ------------
     Hungary -- 0.1%
   7,700   Magyar Tavkozlesi Rt., ADR            211,750
                                            ------------
     Indonesia -- 0.1%
   3,300   Gulf Indonesia Resources Ltd.+         37,950
   7,150   PT Indorayon Utama, ADR+                2,555
   3,883   PT Indosat, ADR                        75,718
   1,100   PT Pasifik Satelit Nusantara,
             ADR+                                  8,938
  16,740   PT Telekomunikasi Indonesia,
             ADR                                 208,204
   1,100   PT Tri Polyta Indonesia, ADR+           1,306
                                            ------------
                                                 334,671
                                            ------------
     Ireland -- 0.6%
  12,600   Allied Irish Banks, ADR               343,350
   4,300   Bank of Ireland, ADR                  297,775
   1,400   CBT Group Plc, ADR+                    23,100
  14,000   CRH, ADR                              255,500
   4,800   Elan Corporation Plc, ADR+            133,200
     700   ESAT Telecom Group Plc, ADR+           30,712
   2,100   Jefferson Smurfit Group, ADR           49,481
   1,400   Ryanair Holdings Plc, ADR+             74,200
   1,300   Saville Systems Ireland, ADR+          18,850
     500   Warner Chilcott Laboratories,
             ADR+                                  4,063
   2,800   Waterford Wedgwood Plc, ADR            30,800
                                            ------------
                                               1,261,031
                                            ------------
     Israel -- 0.2%
     200   American-Israeli Paper Mills,
             ADR                                  11,250
   1,300   Blue Square-Israel Ltd., ADR           20,638
   1,300   Check Point Software
             Technologies Ltd.+                   69,712
   2,700   ECI Telecommunications Ltd.,
             ADR                                  89,606
     800   Elbit Medical Imaging Ltd., ADR         7,250
     900   Elbit Systems Ltd., ADR                15,750
     800   Elron Electronic Industries
             Ltd., ADR                            19,600
     400   Gilat Satellite Network Ltd.,
             ADR+                                 21,000
   2,300   Koor Industries Ltd., ADR              53,763
     500   Matav-Cable Systems Media
             Ltd., ADR                            22,250
     300   NICE-Systems Ltd., ADR+                 8,269
     500   Orckit Communications Ltd.+            12,375
   1,600   Scitex Corporation, ADR+               16,000
   2,100   Teva Pharmaceutical, ADR              102,900
                                            ------------
                                                 470,363
                                            ------------
     Italy -- 2.1%
   3,272   Benetton Group SpA, ADR               129,448
   1,600   De Rigo SpA, ADR                        8,700
  29,400   Ente Nazionale Idrocarburi
             SpA, ADR                          1,764,000
  24,230   Fiat, ADR                             390,709
   1,000   Fila Holding SpA, ADR                  11,813
   2,100   Industrie Natuzzi, ADR                 40,819
  14,800   Instituto Nazionale delle
             Assicurazioni, ADR                  344,100
  11,286   Istituto Bancario San Paolo
             di Torino, ADR                      310,365
   8,500   Luxottica Group, ADR                  132,281
  10,162   Montedison SpA                        165,130
     500   SAES Getters SpA, ADR                   2,625
  14,200   Telecom Italia SpA                  1,493,662
                                            ------------
                                               4,793,652
                                            ------------
     Japan -- 19.7%
  10,870   Amway Japan Ltd., ADR                  54,350
 135,000   Asahi Breweries Ltd.                1,680,665
   6,700   Bandai Company Ltd., ADR               24,453
 180,895   Bank of Tokyo, ADR                  2,634,283
  30,700   Canon, Inc., ADR                      894,138
   2,500   CSK Corporation, ADR                   56,406
  13,200   Dai'El, Inc., ADR                      91,163
   9,750   Eisai Company Ltd., ADR               192,227
  18,900   Fuji Photo Film Company Ltd.,
             ADR                                 718,200
  12,200   Hitachi Ltd., ADR                   1,152,137
  17,100   Honda Motor Company Ltd.,
             ADR                               1,483,425
  15,600   Ito-Yokado Ltd., ADR                1,058,850
  32,700   Japan Airlines Company, ADR           218,681
  12,800   Kawasaki Heavy Industries Ltd.        138,824
  11,800   Kawasaki Steel Corporation,
             ADR                                 220,451
  70,000   Kinden Corporation                    755,146
   3,800   Kirin Brewery Company, ADR            451,250
  20,900   Kobe Steel Ltd., ADR                   93,296
   9,100   Komatsu Ltd., ADR                     232,597
  21,000   Komori Corporation                    378,441
   2,600   Kubota Corporation, ADR               156,325
   6,800   Kyocera Corporation, ADR              407,575
   6,200   Makita Corporation, ADR                70,138
 106,000   Marui Company Ltd.                  1,752,501
   7,600   Matsushita Electric Industrial
             Company Ltd., ADR                 1,507,175
  77,200   Minolta Co., Ltd.                     395,668
  28,800   Mitsubishi Corporation, ADR           390,444
   3,000   Mitsui & Company Ltd., ADR            429,000
  11,200   NEC Corporation, ADR                  707,000
 102,000   NGK Insulators, Ltd.                1,065,785
 117,300   Nippon Telegraph & Telephone
             Corporation, ADR                  7,345,912
  46,500   Nissan Motor Company Ltd.,
             ADR                                 447,563
 100,000   NTT Mobile Communications
             Network, Inc., ADR                6,778,540
   9,600   Olympus Optical Company, ADR          141,972
  48,100   Onward Kashiyama Co., Ltd.            528,834
   6,200   Pioneer Electronics
             Corporation, ADR                    122,063
   2,900   Q.P. Corporation, ADR                  41,713
   4,900   Ricoh Company Ltd., ADR               337,414
  14,400   Sanyo Electric Corporation, ADR       298,800
     512   Sawako Corporation, ADR                 2,666
  11,900   Sega Enterprises, ADR                  39,373
  14,800   Shiseido Ltd., ADR                    221,933
  13,800   Sony Corporation, ADR               1,523,175
  11,400   Sumitomo Metal Industries, ADR        142,300
  16,000   Sumitomo Special Metals Co.,
             Ltd.                                277,755
  46,100   Sumitomo Trust & Banking Co.,
             Ltd., ADR                           221,792
   4,800   TDK Corporation, ADR                  441,900
  11,200   Tokio Marine & Fire Insurance
             Ltd., ADR                           628,600
  26,300   Tokyo Kikai Seisakusho, Ltd.          150,012
  36,700   Toyoda Machine Works, Ltd.            256,660
  72,170   Toyota Motor Corporation, ADR       4,618,880
   1,200   Wacoal Corporation, ADR                62,100
                                            ------------
                                              44,040,551
                                            ------------
     Korea -- 0.8%
  47,700   Korea Electric Power
             Corporation, ADR                    977,850
     800   Korea Telecom Corporation,
             ADR+                                 32,000
  13,900   Pohang Iron & Steel Company,
             Ltd., ADR                           467,388
  21,275   SK Telecom Company Ltd.,
             ADR                                 361,669
                                            ------------
                                               1,838,907
                                            ------------
     Luxembourg -- 0.0% #
   1,200   Espirito Santo Financial
             Holdings, ADR                        19,650
   1,700   Millicom International
             Cellular SA+                         53,550
                                            ------------
                                                  73,200
                                            ------------
     Malaysia -- 0.0% #
  41,900   Amsteel Corporation Berhad                 --
  39,500   Resorts World Berhad                   93,033
                                            ------------
                                                  93,033
                                            ------------
     Mexico -- 1.4%
   2,900   Altos Hornos de Mexico SA,
             ADR+                                  4,350
   2,100   Apasco SA, Series A, ADR               68,582
     800   Bufete Industries, ADR+                 1,525
  22,500   Cemex SA, ADR                         221,636
   5,100   Coca-Cola Femsa SA, ADR                98,812
   2,500   Consorcio G. Grupo Dina, ADR+           3,750
   2,000   Controladora Comercial
             Mexican SA de CV, ADR                42,000
   2,505   Desc de CV, Series C, ADR              56,676
   4,000   Empresas Ica, ADR                      27,000
  37,800   Grupo Carso SA, ADR                   350,304
   1,100   Grupo Casa Autrey, ADR                  3,988
  13,300   Grupo Elektra, ADR                     78,137
   7,800   Grupo Financiero Bancomer
             SA de CV, ADR                        56,406
   4,400   Grupo Financiero Serfin SA de
             CV, ADR+                                880
   1,100   Grupo Imsa SA, ADR                     17,600
     800   Grupo Industrial Durango SA,
             ADR+                                  8,625
   2,400   Grupo Industrial Maseca SA,
             ADR                                  21,450
   2,100   Grupo Iusacell, Series L, ADR+         27,300
     500   Grupo Radio Central, ADR                2,625
   5,600   Grupo Telivisa SA, ADR+               250,950
   2,800   Grupo Tribasa SA, ADR+                  3,675
   1,000   Industries Bachoco SA                   9,313
   5,200   Kimberly Clark, Inc., ADR             106,967
   4,400   Savia SA de CV, ADR+                  100,650
  19,300   Telefono de Mexico SA, ADR          1,559,681
     200   Transport Matima Mexico,
             Class L, ADR+                         1,050
   2,700   Tubos de Acero de Mexico, ADR          29,362
   4,300   Vitro Sociedad Anomina, ADR            22,038
                                            ------------
                                               3,175,332
                                            ------------
     Netherlands -- 5.0%
  52,500   ABN AMRO Holding, ADR               1,158,281
  19,200   AEGON Insurance, ADR                1,420,800
  10,500   Akzo Nobel, ADR                       444,937
   5,000   ASM Lithography Holdings NV+          296,875
   6,800   Baan Company, ADR                     107,950
   1,200   Benckiser NV                           64,350
   5,200   DSM, ADR                              139,371
  12,900   Elsevier, ADR                         304,763
   7,200   Equant NV+                            677,700
  14,850   Fortis Amev, ADR                      458,478
   3,200   Gucci Group, ADR                      224,000
  33,105   ING Groep NV                        1,820,775
   4,800   Ispat International NV, Class A        53,100
   3,400   KLM Royal Dutch Airlines, ADR          97,113
  14,260   Koninklijke Ahold, ADR                493,752
  11,316   Koninklijke Philips Electronics
             N.V., ADR                         1,141,501
     500   Koninklijke Van Ommeren,
             ADR                                  15,050
   3,100   Koninklijke Wessanen NV, CVA           39,306
   5,400   New Holland NV, ADR                    92,475
   2,500   Oce Van Der Griten, ADR                63,438
     600   QIAGEN NV, ADR+                        40,800
   1,600   Royal Nedlloyd Group, ADR              19,792
  16,983   Royal PTT Nederland, ADR              815,184
  16,983   TNT Post Group NV, ADR                407,592
   3,300   Toolex Alpha NV, ADR+                  44,241
   6,900   VNU-Verenigde Nederlandse
             Uitgeversbedrijven Verengd
             Bezit, ADR                          275,624
  10,400   Wolters Kluwer, ADR                   413,825
                                            ------------
                                              11,131,073
                                            ------------
     New Zealand -- 0.1%
   1,325   Fletcher Challenge, Building,
             ADR                                  19,461
   1,325   Fletcher Challenge, Energy, ADR        35,941
   3,160   Fletcher Challenge, Forest, ADR        18,170
   2,550   Fletcher Challenge, Paper, ADR         19,284
   4,500   Telecommunications of
             New Zealand Ltd., ADR               157,219
     500   Tranz Rail Holdings Ltd., ADR           2,656
                                            ------------
                                                 252,731
                                            ------------
     Norway -- 0.2%
   1,800   Nera ASA, ADR                           4,838
   8,250   Norsk Hydro AS, ADR                   315,562
   2,200   Petroleum Geo-Services, ADR+           32,725
   4,300   Saga Petroleum, Class A, ADR           72,025
   1,700   Smedvig ASA, ADR                       15,748
                                            ------------
                                                 440,898
                                            ------------
     Panama -- 0.0% #
     700   Banco Latinoamericano
             de Exportaciones SA                  18,725
                                            ------------
     Peru -- 0.1%
     500   Compania de Minas
             Buenaventura SA, ADR                  7,656
   8,500   Telefonica del Peru SA, ADR           128,563
                                            ------------
                                                 136,219
                                            ------------
     Philippines -- 0.2%
   4,100   Philippine Long Distance
             Telephone Company, ADR              123,512
  10,065   San Miguel Corporation,
             Class B, ADR                        219,552
                                            ------------
                                                 343,064
                                            ------------
     Portugal -- 0.4%
   4,200   Banco Comercial Portuges SA,
             ADR                                 108,413
  10,900   Electricidade de Portugal SA,
             ADR                                 391,037
   6,900   Portugal Telecom SA, ADR              284,194
                                            ------------
                                                 783,644
                                            ------------
     Russia -- 0.3%
   4,800   Lukoil, ADR                           190,080
   9,300   Mosenergo, ADR                         41,664
   4,400   Rostelecom, ADR                        43,175
  17,000   Surgutneftegaz                        134,895
  15,100   Unified Energy Systems                132,125
   1,000   Vimpel-Communications,
             ADR+                                 23,187
                                            ------------
                                                 565,126
                                            ------------
     Singapore -- 0.3%
   6,500   Asia Pacific Resources
             International Holdings Ltd.,
             Class A                               7,719
   1,300   China Yuchai, ADR+                      1,706
   3,200   Cycle & Carriage Ltd., ADR             36,851
   6,022   Development Bank of Singapore,
             ADR                                 294,377
  12,875   Keppel Corporation Ltd.                87,750
   6,100   Neptune Orient Lines Ltd., ADR+        29,819
  16,600   United Overseas Bank Ltd., ADR        220,423
                                            ------------
                                                 678,645
                                            ------------
     South Africa -- 0.2%
   3,900   Gold Fields of South Africa
             Ltd., ADR                             7,800
   1,600   Harmony Gold Mining
             Company Ltd., ADR                     7,750
   6,515   Imperial Holdings Ltd., ADR            63,908
   9,100   Iscor Ltd., ADR                        28,504
   9,200   Liberty Life Association of Africa
             Ltd., ADR                           117,859
   3,400   Pepkor Ltd., ADR                       27,385
  21,200   Sasol Ltd., ADR                       153,700
  13,400   Wooltru Ltd., ADR                      21,763
                                            ------------
                                                 428,669
                                            ------------
     Spain -- 2.9%
   9,100   Argentaria, Caja Postal YBanco,
             Hipothecario de Espana SA,
             ADR                                 418,600
  77,000   Banco Bilbao Vizcaya, ADR           1,126,125
 115,260   Banco Santander Central
             Hispano S.A., ADR+                1,224,637
  22,700   Banesto Espanol de Credito,
             ADR+                                187,202
   3,100   Compania Sevillana Electric,
             ADR                                  71,838
  40,300   Endesa SA, ADR                        856,375
  37,350   Repsol, ADR                           758,672
  12,069   Telefonica de Espana SA, ADR        1,775,599
                                            ------------
                                               6,419,048
                                            ------------
     Sweden -- 1.9%
   4,300   AGA AB, ADR                            53,186
   5,066   Atlas Copco, ADR                      138,153
   3,800   Autoliv, Inc., ADR                    114,950
     500   Biacore International AB, ADR+          4,500
   7,000   Electrolux AB, ADR                    294,000
  70,900   Ericsson (L.M.) Telephone
             Company, Class B, ADR             2,335,269
  19,500   Forenings Sparbanken AB, ADR          275,651
     700   Pricer AB, ADR                            709
  10,350   Sandvik AB, ADR                       229,214
   4,300   SKF AB, ADR                            79,550
   7,100   Svenska Cellulosa AB, ADR             184,003
   1,700   Swedish Match Company, ADR             60,669
  18,400   Volvo AB, ADR                         540,500
                                            ------------
                                               4,310,354
                                            ------------
     Switzerland -- 5.1%
  12,000   ABB AB, ADR                           163,500
   2,900   ABB AG, ADR                           428,911
   5,000   Adecco SA, ADR                        335,000
  19,100   Credit Suisse Group, ADR              825,976
   1,700   Mettler Toledo International, Inc.+    42,181
  29,700   Nestle, ADR                         2,674,738
  46,066   Novartis, ADR                       3,362,158
  29,200   Roche Holdings Ltd.                 3,000,553
   4,100   Sulzer Medica, ADR                     76,875
   1,200   TAG Heuer International SA,
             ADR                                  12,450
  41,000   UBS AG, ADR                           611,665
                                            ------------
                                              11,534,007
                                            ------------
     Taiwan -- 0.7%
   4,483   Macronix International
             Company Ltd., ADR                    40,627
  43,500   Taiwan Semiconductor
             Manufacturing Company             1,479,000
                                            ------------
                                               1,519,627
                                            ------------
     Thailand -- 0.0% #
   3,800   Advanced Information
             Services PCL, ADR                    36,686
  18,997   Shin Corporations, PCL, ADR            41,986
                                            ------------
                                                  78,672
                                            ------------
     United Kingdom -- 26.2%
  24,300   Abbey National Plc, ADR               912,375
  19,100   Admiral Plc                           273,065
   2,800   Albert Fisher Group Plc, ADR            5,738
  38,200   Allied Domeq Plc, ADR                 367,599
  28,588   Allied Zurich AG, Plc, ADR            718,736
   4,200   Amvescap Plc, ADR                     195,300
   2,400   ARM Holdings Plc, ADR+                 83,700
 115,000   Ashtead Group Plc                     317,220
  67,236   Astra Zeneca Group Plc, ADR         2,634,811
  16,000   AXA SA, ADR                           997,000
  38,100   BAA Plc, ADR                          366,336
  18,200   Barclays Plc, ADR                   2,174,900
  28,714   Bass Publishing Limited
             Company Plc, ADR                    428,915
   1,000   Bespak Plc, ADR                        12,807
  32,117   BG Plc, ADR                           983,583
  26,800   Blue Circle Industries Plc, ADR       180,135
   4,600   BOC Group Plc, ADR                    185,438
   1,600   Body Shop International Plc,
             ADR                                  14,628
  38,100   BP Amoco Plc, ADR                   4,133,850
  59,000   Britannic Plc                         894,648
   3,600   British Airways Plc, ADR              257,175
  28,591   British American Tobacco Plc,
             ADR                                 550,377
   2,500   British Biotech Plc, ADR+               9,063
   6,200   British Sky Broadcasting Group
             Plc, ADR                            347,975
   7,300   British Steel Plc, ADR                190,256
  22,900   BritishTelecommunications
             Plc, ADR                          3,921,625
   3,800   Burmah Castrol Plc, ADR               119,700
  12,312   Cable & Wireless Communications
             Plc+                                597,132
  26,900   Cable & Wireless Plc, ADR           1,065,912
  17,900   Cadbury Schweppes Plc, ADR            476,587
  65,100   Capita Group Plc                      673,660
   4,300   Carlton Communications Plc,
             ADR                                 184,363
   8,450   Coats Viyella Plc, ADR                 20,379
   4,400   COLT Telecom Group Plc, ADR+          380,050
  23,500   Compass Group Plc, ADR                232,993
     870   Cordiant Communications Group          11,963
   1,700   Danka Business Systems Plc, ADR         9,563
  37,183   Diageo Plc, ADR                     1,598,869
     900   Dialog Corp. Plc+                       5,288
   5,000   Dixons Group Plc, ADR                 281,628
     600   Eidos Plc, ADR+                        19,838
  16,025   EMI Group Plc, ADR                    257,267
   4,300   English China Clays Plc, ADR+          50,173
   5,400   Enterprise Oil Plc, ADR               103,950
   6,200   Gallaher Group Plc, ADR               151,513
     400   Gentia Software Plc+                      700
  61,300   Glaxo Wellcome Plc, ADR             3,471,112
   4,825   Hanson Trust Plc, ADR                 214,109
   3,150   Hillsdown Holdings Plc                 28,599
     400   ICON Plc, ADR+                          7,850
   6,600   Imperial Chemical Industries
             Plc, ADR                            262,350
   9,425   Imperial Tobacco Group Plc, ADR       205,609
  64,580   Invensys Plc, ADR                     611,274
  24,700   Kingfisher Plc, ADR                   568,427
   9,921   LASMO Plc                              22,364
  10,500   LASMO Plc, ADR                         71,531
   1,800   Laura Ashley Holdings Plc, ADR+         2,057
   2,700   London International Group
             Plc, ADR                             37,125
     600   London Pacific Group Ltd. Plc,
             ADR                                  13,800
  17,200   Marks & Spencer Plc, ADR              599,435
   3,200   Medeva Plc, ADR                        22,400
     500   MERANT Plc, ADR+                        9,750
  10,670   National Grid Group Plc, ADR          370,850
  11,000   National Power Plc, ADR               338,250
  10,400   National Westminster Bank Plc,
             ADR                               1,351,350
   3,750   NFC Plc, ADR                           59,297
   9,400   Orange Plc, ADR+                      709,700
  20,300   Pearson Plc, ADR                      408,293
  11,200   Peninsular & Oriental Steam Plc,
             ADR                                 336,309
   6,900   Powergen Plc, ADR                     295,837
   5,100   Premier Farnell Plc, ADR               37,931
   1,600   Premier Oil Plc, ADC                    4,666
  14,100   Prudential Plc, ADR                 1,042,359
   5,300   Racal Electronics Plc, ADR             64,577
   1,800   Ramco Energy Plc, ADR+                  9,788
  15,400   Rank Group Plc, ADR                   123,200
  11,700   Reed International Plc, ADR           316,631
 873,200   Rentokil Initial Plc                3,385,899
  10,600   Rentokil Initial Plc, ADR             413,529
   8,753   Reuters Group Plc, ADR                709,540
  14,311   Rexam Plc, ADR                         58,138
   9,700   Rio Tinto Plc, ADR                    652,325
     870   Saatchi & Saatchi Plc                  14,518
   1,600   Scottish & Southern Energy
             Plc, ADR                            163,678
   7,400   Scottish Power Plc, ADR               257,313
   1,700   Select Appointments Holdings
             Plc, ADR                             40,800
 140,600   Sema Group Plc                      1,352,995
   1,700   Senetek Plc, ADR+                       2,444
  62,300   Shell Transportation & Trading
             Plc, ADR                          2,889,162
   1,700   Shire Pharmaceuticals Group
             Plc, ADR+                            44,200
     400   Signet Group Plc                       10,050
     300   Smallworldwide Plc, ADR+                2,213
  42,500   Smithkline Beecham Group
             Plc, ADR                          2,807,656
  20,094   South African Breweries, ADR+         174,499
     500   Stolt Comex Seaway SA+                  5,375
   1,300   Stolt-Nielsen SA Plc                   19,825
     850   Stolt-Nielsen SA Plc, ADR              14,556
   3,000   Tate & Lyle Plc, ADR                   75,234
     900   Taylor Nelson Sofres Plc, ADR          33,621
   6,807   Telewest Communications Plc,
             ADR+                                311,420
  76,200   Tesco Plc, ADR                        592,023
   8,500   TI Group Plc, ADR                     115,760
  12,300   Tomkins Plc, ADR                      224,475
   1,400   Trinity Plc                            24,848
  62,053   Unilever Plc, ADR                   2,311,474
  17,244   United Biscuits (Holdings) Plc         51,644
   4,600   United News & Media Plc, ADR           89,413
  10,100   United Utilities Plc, ADR             247,450
  11,050   Vodafone Group Plc, ADR             2,176,850
   2,500   Wembley Plc, ADR                       56,903
   6,461   Williams Plc, ADR                     128,779
   2,800   WPP Group Plc, ADR                    240,100
   1,000   Xenova Group Plc, ADR                   1,531
                                            ------------
                                              58,715,853
                                            ------------
     Venezuela -- 0.0% #
   1,700   Compania Anonima Nacional
             Telefonos de Venezuela, ADR          46,325
   2,400   Mavesa SA, ADR                          7,800
   1,000   Sidervrgica/Venez/Sivensa, ADR          3,001
                                            ------------
                                                  57,126
                                            ------------
TOTAL COMMON STOCKS
  (Cost $158,216,872)                        214,413,913
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 4.2%
  (Cost $9,503,000)
$9,503,000   Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $9,504,254 on 07/01/1999,
                collateralized by
                $9,585,000 U.S. Treasury
                Notes, 5.625%-6.250%,
                maturing 12/31/1999-
                02/15/2007 (value
                $9,697,793)                    9,503,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $45,629,693)            20.4%        45,629,693
                                 ----       ------------
TOTAL INVESTMENTS
   (Cost $213,349,565*)         120.3%       269,546,606
OTHER ASSETS AND
   LIABILITIES (Net)            (20.3)       (45,521,781)
                                -----       ------------
NET ASSETS                      100.0%      $224,024,825
                                =====       ============

------
  * Aggregate cost for Federal tax purposes is 214,310,625.
 ** As of June 30, 1999, the market value of the securities on loan is $44,117,384. Collateral received for securities loaned includes $242,380 in U.S. Government securities and the remaining $45,387,313 is invested in State Street Navigator Securities
    Lending Trust-Prime Portfolio.
  + Non-income producing security.
  # Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt

See Notes to Financial Statements.





Munder International Equity Fund
Portfolio of Investments, June 30, 1999

At June 30, 1999 sector diversification of the Munder International Equity Fund was as follows:

                                    % of
                                 Net Assets        Value
                                 ----------        -----
COMMON STOCKS:
Telecommunications...............   17.7%      $39,689,744
Banking and Financial Services...   13.1        29,254,023
Oil and Gas......................    7.4        16,642,968
Drugs and Health Care............    7.4        16,505,978
Business Services................    4.7        10,518,655
Automotive.......................    4.7        10,421,032
Utilities........................    4.5        10,128,223
Food and Beverages...............    4.5        10,113,785
Machinery and Heavy
   Equipment.....................    3.1         7,049,458
Retail...........................    2.9         6,392,520
Electronics......................    2.9         6,520,602
Electric and Electrial Equipment.    2.1         4,655,305
Metals and Mining................    1.7         3,858,709
Chemicals........................    1.7         3,823,363
Printing and Publishing..........    1.4         3,235,909
Manufacturing....................    1.2         2,724,185
Household Appliances and
   HomeFurnishings...............    1.2         2,730,923
Construction and Mining
   Equipment.....................    1.2         2,753,341
Photography......................    1.1         2,550,830
Insurance........................    1.1         2,480,477
Transportation...................    1.0         2,233,139
Miscellaneous....................    1.0         2,311,474
Diversified......................    1.0         2,195,962
Software.........................    0.9         1,952,414
Real Estate......................    0.7         1,533,561
Building and Building Materials..    0.7         1,455,650
Tobacco..........................    0.6         1,401,828
Industrial Machinery.............    0.6         1,288,449
Broadcasting and Advertising.....    0.6         1,364,081
Apparel and Textiles.............    0.5         1,002,640
Other............................    2.5         5,624,685
                                    ----       -----------
TOTAL COMMON STOCKS .............   95.7       214,413,913
REPURCHASE
   AGREEMENT ....................    4.2         9,503,000
OTHER INVESTMENTS ...............   20.4        45,629,693
                                    ----       -----------
TOTAL INVESTMENTS ...............  120.3       269,546,606
OTHER ASSETS AND
   LIABILITIES (Net) ............  (20.3)      (45,521,781)
                                   -----      ------------
NET ASSETS ......................  100.0%     $224,024,825
                                   =====      ============


See Notes to Financial Statements.




Munder Micro-Cap Equity Fund
        Portfolio of Investments, June 30, 1999

Shares                                           Value
------                                           -----
COMMON STOCKS -- 94.2%
     Aerospace -- 0.8%
   4,350   Integral Systems, Inc.+              $ 98,962
  17,300   Integral Systems, Inc.+***            322,016
                                            ------------
                                                 420,978
                                            ------------
     Banking and Financial Services -- 2.7%
  33,400   ACE Cash Express, Inc.+               471,775
  47,700   American Capital Strategies Ltd.      870,525
                                            ------------
                                               1,342,300
                                            ------------
     Building Materials -- 2.9%
  27,800   Craftmade International, Inc.         361,400
  26,200   Dayton Superior Corporation+          486,338
  64,750   U.S. Concrete, Inc.+                  615,125
                                            ------------
                                               1,462,863
                                            ------------
     Business Services -- 3.8%
  11,100   Charles River Associates,Inc.+        278,194
  64,000   International Telecommunication
             DataSystems, Inc.+                1,024,000
  42,950   Workflow Management, Inc.+            612,037
                                            ------------
                                               1,914,231
                                            ------------
     Commercial Services -- 5.0%
  20,350   COMARCO, Inc.+                        403,184
  54,150   Insurance Auto Auctions, Inc.+        873,169
  46,850   Koala Corporation+                  1,253,238
                                            ------------
                                               2,529,591
                                            ------------
     Computers and Business Equipment -- 4.2%
  88,500   Integrated Measurement
             Systems, Inc.+                    1,139,437
  44,600   ScanSource, Inc.+                     964,475
                                            ------------
                                               2,103,912
                                            ------------
     Computer Hardware, Software or
       Services -- 17.0%
  54,500   Advanced Digital Information
             Corporation+                      2,207,250
  46,250   CAIS Internet, Inc.+                  849,844
  54,600   Launch Media, Inc.+                   975,975
  51,200   MapQuest.com, Inc.+                   835,200
  46,500   SBS Technologies, Inc.+               941,625
  55,950   Timberline Software Corporation       881,212
  77,300   Wiztec Solutions Ltd.+              1,835,875
                                            ------------
                                               8,526,981
                                            ------------
     Electrical Equipment -- 1.9%
 117,500   Ault, Inc.+                           962,031
                                            ------------
     Electronics -- 14.5%
  71,000   Aeroflex, Inc.+                     1,402,250
  47,360   Anaren Microwave, Inc.+               988,640
  63,700   B.I., Inc.+                           541,450
  43,800   Comptek Research, Inc.+               353,137
  84,570   Herley Industries, Inc.+            1,104,696
 100,450   inTEST Corporation+                   703,150
  99,100   JPM Company+                        1,288,300
  70,200   Trimble Navigation Ltd.+              903,825
                                            ------------
                                               7,285,448
                                            ------------
     Health Care Products -- 5.0%
  74,600   Colorado MEDTech, Inc.+             1,636,537
  49,400   ICU Medical, Inc.+                    873,763
                                            ------------
                                               2,510,300
                                            ------------
     Industrial Machinery -- 0.9%
  27,250   Park-Ohio Industries+                 461,547
                                            ------------
     Machinery -- 4.1%
  86,150   Applied Science and Technology,
             Inc.+                             1,938,375
  18,100   Bolt Technology Corporation+          104,075
                                            ------------
                                               2,042,450
                                            ------------
     Manufactured Housing -- 0.5%
  34,750   Nobility Homes, Inc.                  260,625
                                            ------------
     Medical and Medical Services -- 5.9%
  41,750   Moore Medical Corporation+            435,766
 129,900   Polymedica Corporation+             1,299,000
 100,600   Zoll Medical Corporation+           1,207,200
                                            ------------
                                               2,941,966
                                            ------------
     Restaurants -- 2.1%
 163,000   Roadhouse Grill, Inc.+              1,049,313
                                            ------------
     Retail -- 10.2%
  33,450   Cutter & Buck, Inc.+                  564,469
  70,650   Gildan Activewear, Inc.+            1,192,219
  94,230   Happy Kids, Inc.+                     818,623
  35,100   Tropical Sportswear
             International Corporation+        1,118,812
  78,150   Ultimate Electronics, Inc.+         1,421,353
                                            ------------
                                               5,115,476
                                            ------------
     Telecommunications -- 9.5%
  82,300   Advanced Communication
             Systems, Inc.+                    1,126,481
  52,150   AudioCodes Ltd.+                    1,408,050
  71,250   Gilat Communications Ltd., ADR+     1,140,000
 111,400   TTI Team Telecom International
             Ltd.+                             1,114,000
                                            ------------
                                               4,788,531
                                            ------------
     Toys -- 3.2%
  54,450   JAKKS Pacific, Inc.+                1,623,291
                                            ------------
TOTAL COMMON STOCKS
  (Cost $37,535,089)                          47,341,834
                                            ------------
Principal
Amount
---------

REPURCHASE AGREEMENT -- 5.7%
  (Cost $2,854,000)
$2,854,000   Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $2,854,377 on 07/01/1999,
                collateralized by
                $2,660,000 U.S. Treasury
                Note, 7.875% maturing
                11/15/2004 (value
                $2,911,452)                    2,854,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $3,126,900)              6.2%         3,126,900
                                 ----       ------------
TOTAL INVESTMENTS
   (Cost $43,515,989*)          106.1%        53,322,734
OTHER ASSETS AND
   LIABILITIES (Net)             (6.1)%       (3,051,365)
                                -----       ------------
NET ASSETS                      100.0%      $ 50,271,369
                                =====       ============


[FN]
-------
Aggregate cost for Federal tax purposes is $43,433,048.
** As of June 30, 1999, the market value of the securities on loan is $3,178,100. Collateral received for securities loaned of $3,126,900 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
***Restricted security which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 1999, this security represents 0.6% of net assets.

       Security         Acquisition Date    Acquisition Cost
       --------         ----------------    ----------------
    Integral Systems        06/08/99            $311,400

+  Non-income producing security.
ABBREVIATION:
ADR -- American Depository Receipt

See Notes to Financial Statements.




Munder Multi-Season Growth Fund
Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----

COMMON STOCKS -- 98.0%
     Advertising -- 4.8%
 219,000   Interpublic Group of
             Companies, Inc.                $ 18,970,875
 246,350   Omnicom, Inc.                      19,708,000
                                            ------------
                                              38,678,875
                                            ------------
     Automobile Parts and Equipment -- 2.7%
 281,550   Johnson Controls, Inc.             19,514,934
 101,760   Tower Automotive, Inc.+             2,588,520
                                            ------------
                                              22,103,454
                                            ------------
     Banking and Financial Services -- 11.3%
 415,000   Associates First Capital
             Corporation, Class A             18,389,687
 424,150   Automatic Data Processing, Inc.    18,662,600
 120,000   Federal National Mortgage
             Association                       8,205,000
 163,500   Fiserv, Inc.+                       5,119,594
 364,000   Fleet Financial Group, Inc.        16,152,500
 220,000   Mellon Bank Corporation             8,002,500
 245,000   SunGuard Data Systems, Inc.+        8,452,500
 233,900   U.S. Bancorp                        7,952,600
                                            ------------
                                              90,936,981
                                            ------------
     Building Materials -- 2.2%
 625,000   Masco Corporation                  18,046,875
                                            ------------
     Chemicals -- 1.1%
 150,000   Avery Dennison Corporation          9,056,250
                                            ------------
     Computer Hardware, Software or
       Services -- 10.4%
 309,550   BMC Software, Inc.+                16,715,700
 278,000   Ceridian Corporation+               9,087,125
 278,800   Compuware Corporation+              8,869,325
 390,200   Microsoft Corporation+             35,191,163
 200,000   Sun Microsystems, Inc.+            13,775,000
                                            ------------
                                              83,638,313
                                            ------------
     Diversified -- 7.9%
 230,000   Allied Signal Corporation          14,490,000
 236,000   Textron, Inc.                      19,425,750
 225,146   Tyco International Ltd.            21,332,584
 115,900   United Technologies
             Corporation                       8,308,581
                                            ------------
                                              63,556,915
                                            ------------
     Drugs -- 6.8%
 257,000   Amgen, Inc.+                       15,644,875
 124,000   Cardinal Health, Inc.               7,951,500
 294,800   Merck & Co., Inc.                  21,815,200
 172,600   Schering-Plough Corporation         9,147,800
                                            ------------
                                              54,559,375
                                            ------------
     Electrical Equipment -- 4.2%
 199,800   General Electric Company           22,577,400
 100,575   Honeywell, Inc.                    11,654,128
                                            ------------
                                              34,231,528
                                            ------------
     Electronics -- 2.1%
 268,200   CISCO Systems, Inc.+               17,282,138
                                            ------------
     Environmental Services -- 1.4%
 445,000   Republic Services, Inc., Class A+  11,013,750
                                            ------------
     Food and Beverages -- 2.1%
 555,000   SYSCO Corporation                  16,545,938
                                            ------------
     Home Furnishings -- 1.2%
 345,950   Leggett & Platt, Inc.               9,621,734
                                            ------------
     Hotels and Restaurants -- 2.5%
 200,000   Brinker International, Inc.+        5,437,500
 510,940   Wendy's International, Inc.        14,465,989
                                            ------------
                                              19,903,489
                                            ------------
     Insurance -- 3.3%
  87,093   American International Group,
             Inc.                             10,195,324
 110,400   Marsh & McLennan Companies,
             Inc.                              8,335,200
 143,200   UNUM Corporation                    7,840,200
                                            ------------
                                              26,370,724
                                            ------------
     Manufactured Housing -- 1.3%
 896,448   Clayton Homes, Inc.                10,253,124
                                            ------------
     Medical Services and Supplies-- 7.3%
 369,900   Abbott Laboratories                16,830,450
 260,900   Biomet, Inc.                       10,370,775
 605,000   HEALTHSOUTH Corporation+            9,037,188
 170,000   Johnson & Johnson Company          16,660,000
  96,200   Stryker Corporation                 5,784,025
                                            ------------
                                              58,682,438
                                            ------------
     Office Equipment and Supplies -- 0.3%
  36,500   Pitney Bowes, Inc.                  2,345,125
                                            ------------
     Recreation -- 2.4%
 403,000   Carnival Corporation, Class A      19,545,500
                                            ------------
     Retail -- Building Supplies -- 3.3%
 276,000   Home Depot, Inc.                   17,784,750
 150,000   Lowe's Companies, Inc.              8,503,125
                                            ------------
                                              26,287,875
                                            ------------
     Retail Grocery -- 0.9%
 150,000   Safeway, Inc.+                      7,425,000
                                            ------------
     Retail -- Specialty -- 3.0%
 256,900   Dollar General Corporation          7,450,100
 745,750   Office Depot, Inc.+                16,453,109
                                            ------------
                                              23,903,209
                                            ------------
     Retail -- Store -- 2.4%
 325,000   Family Dollar Stores, Inc.          7,800,000
  89,200   TJX Companies, Inc.                 2,971,475
 171,800   Wal-Mart Stores, Inc.               8,289,350
                                            ------------
                                              19,060,825
                                            ------------
     Semiconductors -- 4.1%
 280,000   Altera Corporation+                10,307,500
 215,000   Intel Corporation                  12,792,500
 149,600   Maxim Integrated Products,
             Inc.+                             9,948,400
                                            ------------
                                              33,048,400
                                            ------------
     Telecommunications -- 7.9%
 367,585   CenturyTel, Inc.                   14,611,504
 145,695   Lucent Technologies, Inc.           9,825,306
 200,000   MCI WorldCom, Inc.+                17,212,500
 375,000   SBC Communications                 21,750,000
                                            ------------
                                              63,399,310
                                            ------------
     Thrift -- 1.1%
 315,311   Charter One Financial, Inc.         8,769,587
                                            ------------
TOTAL COMMON STOCKS
  (Cost $532,653,606)                        788,266,732
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 4.3%
  (Cost $34,676,000)
$34,676,000  Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $34,680,575 on 07/01/1999,
                collateralized by
                $34,860,000 U.S. Treasury
                Note, 6.375% maturing
                01/15/2000 (value
                $35,372,651)                  34,676,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $3,372,170)              0.4%         3,372,170
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $570,701,776*)         102.7%       826,314,902
OTHER ASSETS AND
   LIABILITIES (Net)             (2.7)       (22,028,153)
                                -----       ------------
NET ASSETS                      100.0%      $804,286,749
                                =====       ============

------
*  Aggregate cost for Federal tax purposes is $570,818,187.
** As of June 30, 1999, the market value of the securities on loan is $3,194,279. Collateral received for securities loaned of $3,372,170 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.



See Notes to Financial Statements.





Munder Real Estate Equity Investment Fund
        Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----
COMMON STOCKS -- 98.2%
     Apartments -- 14.9%
  73,075   Apartment Investment &
             Management Company              $ 3,123,956
  86,634   Avalon Bay Community, Inc.          3,205,458
 106,650   Camden Property Trust               2,959,538
  63,125   Equity Residential Properties
             Trust                             2,844,570
                                            ------------
                                              12,133,522
                                            ------------
     Community Shopping Centers -- 17.0%
 137,050   Bradley Real Estate, Inc.           2,843,788
 161,575   Developers Diversified Realty
             Corporation                       2,686,184
 226,375   IRT Property Company                2,235,453
 130,750   JDN Realty Corporation              2,925,531
  78,500   Kimco Realty Corporation            3,071,313
                                            ------------
                                              13,762,269
                                            ------------
     Hotels -- 5.5%
  86,600   Felcor Lodging Trust, Inc.          1,796,950
  87,525   Starwood Hotels & Resorts
             Worldwide, Inc.                   2,674,983
                                            ------------
                                               4,471,933
                                            ------------
     Office and Industrial -- 33.7%
  80,625   Boston Properties, Inc.             2,892,422
 132,200   Brandywine Realty Trust             2,619,212
  80,200   CenterPoint Properties
             Corporation                       2,937,325
 133,800   Corporate Office Properties
             Trust, Inc.                       1,095,487
 127,825   Duke Realty Investments, Inc.       2,884,052
 102,469   Equity Office Properties Trust      2,625,768
 114,325   Kilroy Realty Corporation           2,786,672
  93,700   Mack-Cali Realty Corporation        2,898,844
 121,100   Reckson Associates Realty
             Corporation                       2,845,850
  28,307   Reckson Associates Realty
             Corporation, Class B+               675,830
   9,696   Reckson Services Industries,
             Inc.+                               146,652
  75,525   Spieker Properties, Inc.            2,936,034
                                            ------------
                                              27,344,148
                                            ------------
     Regional Malls -- 8.5%
  80,050   CBL & Associates Properties,
             Inc.                              2,111,319
 102,600   JP Realty, Inc.                     2,109,712
 105,825   Simon DeBartolo Group, Inc.         2,685,309
                                            ------------
                                               6,906,340
                                            ------------
     Storage -- 3.6%
 104,200   Public Storage, Inc.                2,917,600
                                            ------------
     Triple Net Lease -- 2.7%
 170,000   Commercial Net Lease Realty         2,188,750
                                            ------------
     Other -- 12.3%
 176,300   Correctional Properties Trust       2,776,725
   6,840   Crescent Operating, Inc.+              46,598
 106,250   Crescent Real Estate Equities,
             Inc.                              2,523,437
 122,750   Glenborough Realty Trust, Inc.      2,148,125
   3,526   Vornado Operating, Inc.+               28,208
  70,525   Vornado Realty Trust                2,490,414
                                            ------------
                                              10,013,507
                                            ------------
TOTAL COMMON STOCKS
  (Cost  $81,708,179)                         79,738,069
                                            ------------
Principal
Amount
---------
REPURCHASE AGREEMENT -- 1.4%
  (Cost $1,149,000)
 1,149,000   Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $1,149,152 on 07/01/1999,
                collateralized by $1,045,000
                U.S. Treasury Bond, 7.500%
                maturing 11/15/2016
                (value $1,175,625)             1,149,000
                                            ------------
TOTAL INVESTMENTS
   (Cost $82,857,179*)           99.6%        80,887,069
OTHER ASSETS AND
   LIABILITIES (Net)              0.4            363,473
                                 ----       ------------
NET ASSETS                      100.0%       $81,250,542
                                 ====       ============
-------
*  Aggregate cost for Federal tax purposes is $82,857,179.
+  Non-income producing security.

See Notes to Financial Statements.





Munder Small-Cap Value Fund
        Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----
COMMON STOCKS -- 95.3%
     Airlines -- 2.5%
 107,875   Midwest Express Holdings, Inc.+   $ 3,667,750
                                            ------------
     Apparel and Textiles -- 0.9%
  47,500   Kellwood Company                    1,288,438
                                            ------------
     Automobile Parts and Equipment -- 4.5%
  57,000   Detroit Diesel Corporation          1,403,625
 153,900   Dura Automotive Systems, Inc.+      5,117,175
                                            ------------
                                               6,520,800
                                            ------------
     Banking and Financial Services -- 17.1%
 137,100   Financial Federal Corporation+      3,016,200
 144,200   Flagstar Bancorp, Inc.              3,641,050
 270,600   Long Beach Financial
             Corporation+                      3,974,437
 151,800   Metris Companies, Inc.              6,185,850
  95,800   Ocean Financial Corporation         1,736,375
  88,000   Riggs National Corporation          1,809,500
 146,200   UST Corporation                     4,422,550
                                            ------------
                                              24,785,962
                                            ------------
     Building Materials -- 11.8%
 152,700   Dayton Superior Corporation+        2,834,494
  90,400   Elcor Corporation                   3,949,350
  59,450   Lone Star Industries, Inc.          2,233,091
  74,200   Pulte Corporation                   1,711,237
  87,500   U.S. Home Corporation+              3,106,250
 156,000   Universal Forest Products,Inc.      3,354,000
                                            ------------
                                              17,188,422
                                            ------------
     Commercial Services -- 1.8%
 182,100   Tokheim Corporation+                2,082,769
  50,000   TurboChef Technologies, Inc.+         481,250
                                            ------------
                                               2,564,019
                                            ------------
     Computer Hardware, Software or
       Services -- 4.3%
  64,100   Datastream Systems, Inc.+           1,025,600
  81,100   Inter-Tel, Inc.                     1,480,075
  99,300   Visio Corporation+                  3,779,606
                                            ------------
                                               6,285,281
                                            ------------
     Construction and Mining
       Equipment -- 2.0%
  96,600   Terex Corporation+                  2,940,263
                                            ------------
     Containers -- 1.9%
 124,400   Ivex Packaging Corporation+         2,736,800
                                            ------------
     Electronics -- 3.3%
 147,400   Methode Electronics, Inc.,
             Class A                           3,371,775
  77,900   SMART Modular Technologies,
             Inc.+                             1,353,512
                                            ------------
                                               4,725,287
                                            ------------
     Food and Beverages -- 6.0%
 264,100   Del Monte Foods Company+            4,423,675
 125,300   J&J Snack Foods Corporation+        3,007,200
 136,200   Merkert American Corporation+       1,293,900
                                            ------------
                                               8,724,775
                                            ------------
     Health Care -- 1.3%
 129,200   Sierra Health Services, Inc.+       1,865,325
                                            ------------
     Health Care Products -- 2.3%
 183,300   Helen of Troy Ltd.+                 3,287,944
                                            ------------
     Home Furnishings -- 3.8%
 173,900   Heilig-Meyers Company               1,184,694
 196,400   Quaker Fabric Corporation+            822,425
  87,800   Toro Company                        3,457,125
                                            ------------
                                               5,464,244
                                            ------------
     Hotels -- 0.8%
 185,900   Suburban Lodges of America,
             Inc.+                             1,196,731
                                            ------------
     Insurance -- 1.7%
  95,100   ARM Financial Group, Inc.             808,350
 110,300   ESG Re Ltd.                         1,654,500
                                            ------------
                                               2,462,850
                                            ------------
     Medical Supplies -- 2.0%
 125,644   Bindley Western Industries, Inc.    2,897,665
                                            ------------
     Metals and Metal Processing -- 2.5%
  80,400   Quanex Corporation                  2,291,400
  68,800   Trans Technology Corporation        1,354,500
                                            ------------
                                               3,645,900
                                            ------------
     Oil and Gas -- 4.6%
 120,600   Houston Exploration
             Company+                          2,283,862
  45,600   Marine Drilling Companies, Inc.+      624,150
  36,600   North Carolina Natural Gas
             Corporation                       1,246,688
  89,900   Southwest Gas Corporation           2,573,387
                                            ------------
                                               6,728,087
                                            ------------
     Printing and Publishing -- 1.0%
  39,100   Central Newspapers, Inc.,
             Class A                           1,471,138
                                            ------------
     Real Estate -- 10.2%
  96,000   Center Point Properties
             Corporation                       3,516,000
 155,900   JDN Realty Corporation              3,488,262
 166,000   Kilroy Realty Corporation           4,046,250
 158,500   Reckson Associates Realty
             Corporation                       3,724,750
                                            ------------
                                              14,775,262
                                            ------------
     Restaurants -- 1.3%
  97,900   Ruby Tuesday, Inc.                  1,860,100
                                            ------------
     Shoes -- 0.7%
 108,900   Maxwell Shoe, Inc.+                   986,906
                                            ------------
     Telecommunications -- 2.3%
  71,400   Century Communications
             Corporation, Class A+             3,284,400
                                            ------------
     Telecommunications Equipment -- 1.9%
 175,000   REMEC, Inc.+                        2,821,875
                                            ------------
     Transportation -- 2.8%
 101,200   Varlen Corporation                  4,098,600
                                            ------------
TOTAL COMMON STOCKS
  (Cost $122,655,273)                        138,274,824
                                            ------------

Principal
Amount
---------

REPURCHASE AGREEMENT -- 5.7%
  (Cost $8,180,000)
$8,180,000   Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $8,181,079 on 07/01/1999,
                collateralized by
                $6,675,000 U.S. Treasury
                 Bond, 10.375%
                maturing 11/15/2012
                (value $8,343,750)           $ 8,180,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $14,541,947)            10.0%        14,541,947
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $145,377,220*)         111.0%       160,996,771
OTHER ASSETS AND
   LIABILITIES (Net)            (11.0)       (15,946,505)
                                -----       ------------
NET ASSETS                      100.0%      $145,050,266
                                =====       ============
-------
  * Aggregate cost for Federal tax purposes is $145,410,872.
 ** As of June 30, 1999, the market value of the securities on loan is $14,061,873. Collateral received for securities loaned of $14,541,947 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio. + Non-income producing security.


See Notes to Financial Statements.





Munder Small Company Growth Fund
        Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----
COMMON STOCKS -- 94.6%
     Aerospace and Defense -- 2.2%
 366,200   Aeroflex, Inc.+                   $ 7,232,450
                                            ------------
     Apparel and Textiles -- 1.1%
 127,950   Kellwood Company                    3,470,644
                                            ------------
     Automobile Parts and Equipment -- 1.5%
 282,360   Keystone Automotive Industries,
             Inc.+                             4,906,005
                                            ------------
     Banking and Financial Services -- 5.0%
 136,300   Affiliated Managers Group,Inc.+     4,114,556
 159,850   Financial Federal Corporation+      3,516,700
 231,915   Litchfield Financial Corporation    3,928,061
 262,350   Southwest Bancorporation of
             Texas, Inc.+                      4,722,300
                                            ------------
                                              16,281,617
                                            ------------
     Building Materials -- 2.2%
  87,200   Centex Construction Products,
             Inc.                              2,975,700
  98,150   Elcor Corporation                   4,287,928
                                            ------------
                                               7,263,628
                                            ------------
     Business Services -- 4.7%
 232,063   Tetra Tech, Inc.+                   3,829,031
 246,575   URS Corporation+                    7,227,730
 211,900   Wackenhut Corrections
             Corporation+                      4,198,269
                                            ------------
                                              15,255,030
                                            ------------
     Commercial Services -- 7.8%
 269,900   Comfort Systems USA, Inc.+          4,858,200
 142,800   F.Y.I., Inc.+                       4,480,350
 267,150   International Telecommunication
             Data Systems, Inc.+               4,274,400
  60,500   Kroll-O'Gara Company+               1,334,781
 157,350   Manitowoc Company, Inc.             6,549,694
 147,200   Pre-Paid Legal Services, Inc.+      4,002,000
                                            ------------
                                              25,499,425
                                            ------------
     Computer Hardware, Software or
       Services -- 11.6%
 173,850   Apex PC Solutions, Inc.+            3,563,925
  92,825   AVT Corporation+                    3,515,747
 229,750   Cybex Computer Products
             Corporation+                      6,404,281
  46,850   Fundtech Ltd.+                      1,215,172
 227,250   Gerber Scientific, Inc.             5,013,703
 278,530   Inter-Tel, Inc.                     5,083,172
 272,550   InterVoice, Inc.+                   3,934,941
 159,200   Maxwell Technologies, Inc.+         3,830,750
 131,350   MICROS Systems, Inc.+               4,465,900
  60,200   Wall Data, Inc.+                      575,663
                                            ------------
                                              37,603,254
                                            ------------
     Distributors -- 5.0%
 106,700   Advance Paradigm, Inc.+             6,508,700
 145,300   JLG Industries, Inc.                2,960,487
 147,700   Miami Computer Supply
             Corporation+                      2,787,838
 238,700   Watsco, Inc.                        3,908,712
                                            ------------
                                              16,165,737
                                            ------------
     Electronics -- 8.8%
 112,300   CTS Corporation                     7,861,000
  96,000   EG & G, Inc.                        3,420,000
 130,000   FLIR Systems, Inc.+                 1,966,250
 112,800   Quanta Services, Inc.+              4,963,200
 255,100   SBS Technologies, Inc.+             5,165,775
 197,000   SLI, Inc.+                          5,319,000
                                            ------------
                                              28,695,225
                                            ------------
     Food and Beverages -- 0.6%
  91,500   Hain Food Group, Inc.+              1,887,187
                                            ------------
     Health Care Products -- 6.5%
 226,125   Alpharma, Inc.                      8,041,570
 355,110   Helen of Troy Ltd.+                 6,369,786
 268,890   Morrison Health Care, Inc.          6,722,250
                                            ------------
                                              21,133,606
                                            ------------
     Homebuilders -- 0.3%
  42,450   National R.V. Holdings, Inc.+       1,029,413
                                            ------------
     Insurance -- 0.6%
  38,700   FPIC Insurance Group, Inc.+         1,876,950
                                            ------------
     Leisure -- 3.1%
 118,750   Action Performance Companies,
             Inc.+                             3,918,750
 202,630   Steiner Leisure Ltd.+               6,142,222
                                            ------------
                                              10,060,972
                                            ------------
     Medical Products -- 3.2%
 180,700   Datascope Corporation+              5,804,988
 329,910   Hanger Orthopedic Group+            4,680,598
                                            ------------
                                              10,485,586
                                            ------------
     Medical Services -- 6.1%
 506,200   Capital Senior Living
             Corporation+                      5,062,000
 239,900   Province Healthcare Company+        4,678,050
 169,000   Res-Care, Inc.+                     3,844,750
 520,422   US Oncology, Inc.+                  6,245,059
                                            ------------
                                              19,829,859
                                            ------------
     Medical Supplies -- 3.5%
 166,800   CONMED Corporation+                 5,108,250
 170,010   Molecular Devices Corporation+      6,375,375
                                            ------------
                                              11,483,625
                                            ------------
     Restaurants -- 5.3%
 247,375   Consolidated Products, Inc.+        4,452,750
 100,450   Papa John's International, Inc.+    4,488,859
 279,200   Ruby Tuesday, Inc.                  5,304,800
 284,050   Schlotzsky's, Inc.+                 3,106,797
                                            ------------
                                              17,353,206
                                            ------------
     Retail -- 11.1%
 317,720   Casey's General Stores, Inc.        4,765,800
  64,950   Fossil, Inc.+                       3,141,956
 169,950   Office Max, Inc.+                   2,039,400
 196,650   Pacific Sunwear of California,
             Inc.+                             4,793,344
 172,150   Rent-Way, Inc.+                     4,239,194
 315,850   Sunglass Hut International, Inc.+   5,428,672
 178,600   The Men's Wearhouse, Inc.+          4,554,300
 189,800   Whitehall Jewellers, Inc.+          5,065,287
  54,800   Zale Corporation+                   2,196,724
                                            ------------
                                              36,224,677
                                            ------------
     Telecommunications -- 3.9%
 200,100   DSP Communications, Inc.+           5,777,887
 129,350   Gilat Satellite Networks
             Ltd., ADR+                        6,790,875
                                            ------------
                                              12,568,762
                                            ------------
     Transporation -- Trucking -- 0.5%
 150,200   U.S. Xpress Enterprises, Inc.,
             Class A+                          1,605,262
                                            ------------
TOTAL COMMON STOCKS
  (Cost $264,769,552)                        307,912,120
                                            ------------
Principal
Amount
---------
REPURCHASE AGREEMENT -- 6.6%
  (Cost $21,259,000)
$21,259,000  Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $21,261,805 on 07/01/1999,
                collateralized by
                $21,210,000 U.S. Treasury
                Note, 6.500% maturing
                05/31/2002 (value
                $21,687,225)                 21,259,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $59,323,706)            18.2%        59,323,706
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $345,352,258*)         119.4%       388,494,826
OTHER ASSETS AND
   LIABILITIES (Net)            (19.4)       (63,013,740)
                                -----       ------------
NET ASSETS                      100.0%      $325,481,086
                                =====       ============
-------
*  Aggregate cost for Federal tax purposes is $343,723,358.
** As of June 30, 1999, the market value of the securities on loan is $57,464,099. Collateral received for securities loaned of $59,323,706 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.
ABBREVIATION:
ADR -- American Depository Receipt


See Notes to Financial Statements.




Munder Value Fund
Portfolio of Investments, June 30, 1999

Shares                                           Value
------                                           -----
COMMON STOCKS -- 97.2%
     Airlines -- 1.4%
 113,100   America West Holdings
             Corporation+                   $  2,134,762
                                            ------------
     Automobiles -- 0.9%
  25,800   Ford Motor Company                  1,456,088
                                            ------------
     Banking and Financial Services -- 16.8%
  51,615   Bank One Corporation                3,074,318
  49,400   Chase Manhattan Corporation         4,279,275
  45,150   Citigroup, Inc.                     2,144,625
  60,250   First American Corporation          2,504,141
 111,000   Fleet Financial Group, Inc.         4,925,625
  69,400   Goldman Sachs Group, Inc.           5,014,150
 110,600   Heller Financial, Inc.              3,076,063
  15,900   Morgan Stanley, Dean Witter &
             Company                           1,629,750
                                            ------------
                                              26,647,947
                                            ------------
     Broadcasting -- 2.6%
  56,250   MediaOne Group, Inc.+               4,183,594
                                            ------------
     Building Materials -- 2.7%
  67,700   Southdown, Inc.                     4,349,725
                                            ------------
     Chemicals -- 2.4%
  12,000   Dow Chemical Company                1,522,500
  47,900   Praxair, Inc.                       2,344,106
                                            ------------
                                               3,866,606
                                            ------------
     Computer Hardware, Software or
       Services -- 5.2%
  28,700   Applied Materials, Inc.+            2,120,213
  69,300   Compuware Corporation+              2,204,606
  24,300   Honeywell, Inc.                     2,815,762
   8,600   International Business Machines
             Corporation                       1,111,550
                                            ------------
                                               8,252,131
                                            ------------
     Cosmetics -- Toiletry -- 1.4%
  39,900   Avon Products, Inc.                 2,214,450
                                            ------------
     Electric Utilities -- 2.7%
  50,700   Edison International                1,356,225
  37,300   GPU, Inc.                           1,573,594
  59,000   SCANA Corporation                   1,379,125
                                            ------------
                                               4,308,944
                                            ------------
     Electronics -- 4.5%
  31,700   Intel Corporation                   1,886,150
  33,100   Jabil Circuit, Inc.+                1,493,637
  26,500   Teradyne, Inc.+                     1,901,375
  13,200   Texas Instruments, Inc.             1,914,000
                                            ------------
                                               7,195,162
                                            ------------
     Food and Beverages -- 2.5%
 103,200   ConAgra, Inc.                       2,747,700
  61,900   Nabisco Group Holdings
             Corporation                       1,210,919
                                            ------------
                                               3,958,619
                                            ------------
     Home Furnishings and Housewares -- 6.0%
 144,550   Furniture Brands International,
             Inc.+                             4,029,331
  79,800   Maytag Corporation                  5,561,063
                                            ------------
                                               9,590,394
                                            ------------
     Insurance -- 3.9%
 112,050   Ace Ltd.                            3,165,413
  31,200   Lincoln National Corporation        1,632,150
  42,450   Torchmark Corporation               1,448,606
                                            ------------
                                               6,246,169
                                            ------------
     Machinery and Heavy Equipment -- 1.7%
  46,100   Caterpillar, Inc.                   2,766,000
                                            ------------
     Manufacturing -- 1.3%
  39,100   PACCAR, Inc.                        2,086,963
                                            ------------
     Medical Services -- 3.7%
  26,800   Baxter International, Inc.          1,624,750
  52,800   St. Jude Medical, Inc.+             1,881,000
  63,900   Trigon Healthcare, Inc.+            2,324,362
                                            ------------
                                               5,830,112
                                            ------------
     Metals and Mining -- 3.0%
  38,400   Alcoa, Inc.                         2,376,000
 131,100   Inco Ltd.                           2,359,800
                                            ------------
                                               4,735,800
                                            ------------
     Oil and Gas -- 8.9%
  28,500   Atlantic Richfield Company          2,381,531
  93,000   Burlington Resources, Inc.          4,022,250
  29,800   Elf Aquitaine, ADR                  2,192,163
  84,300   ENSCO International, Inc.           1,680,731
  23,800   Mobil Corporation                   2,356,200
  24,600   Texaco, Inc.                        1,537,500
                                            ------------
                                              14,170,375
                                            ------------
     Paper and Forest Products-- 0.9%
  31,600   Georgia-Pacific Group               1,497,050
                                            ------------
     Pharmaceuticals -- 1.0%
  27,600   Pharmacia & Upjohn, Inc.            1,568,025
                                            ------------
     Pollution Control -- 6.8%
 138,200   Azurix Corporation+                 2,764,000
 156,500   Republic Services, Inc.+            3,873,375
  78,700   Waste Management, Inc.              4,230,125
                                            ------------
                                              10,867,500
                                            ------------
     Real Estate -- 4.0%
  41,600   Apartment Investment &
             Management Company                1,778,400
  32,700   Boston Properties, Inc.             1,173,113
  60,050   Public Storage, Inc.                1,681,400
  42,300   Spieker Properties, Inc.            1,644,412
                                            ------------
                                               6,277,325
                                            ------------
     Retail -- Store -- 1.9%
  65,800   Sears, Roebuck & Company            2,932,212
                                            ------------
     Telecommunications -- 8.2%
  60,900   ALLTEL Corporation                  4,354,350
  66,600   GTE Corporation                     5,044,950
  38,800   Motorola, Inc.                      3,676,300
                                            ------------
                                              13,075,600
                                            ------------
     Tobacco -- 0.4%
  20,633   R.J. Reynolds Tobacco Holdings,
             Inc.+                               649,950
                                            ------------
     Transportation -- 2.4%
  97,400   CNF Transportation, Inc.            3,737,725
                                            ------------
TOTAL COMMON STOCKS
  (Cost $133,116,127)                        154,599,228
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 2.3%
  (Cost $3,676,000)
$3,676,000   Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $3,676,485 on 07/01/1999,
                collateralized by $2,770,000
                U.S. Treasury Bond, 12.750%
                maturing 11/15/2010
                (value $3,754,649)             3,676,000
                                            ------------
OTHER INVESTMENTS**
  (Cost $3,556,640)               2.2%         3,556,640
                                 ----       ------------
TOTAL INVESTMENTS
   (Cost $140,348,767*)         101.7%       161,831,868
OTHER ASSETS AND
   LIABILITIES (Net)             (1.7)        (2,761,715)
                                -----       ------------
NET ASSETS                      100.0%      $159,070,153
                                =====       ============

-------
*  Aggregate cost for Federal tax purposes is $141,537,890.
** As of June 30, 1999, the market value of the securities on loan is $3,560,778. Collateral received for securities loaned of $3,556,640 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

See Notes to Financial Statements.




Munder Framlington Emerging Markets Fund
        Portfolio of Investments, June 30, 1999

Shares                                           Value
------                                           -----
COMMON STOCKS -- 97.1%
     Brazil -- 12.4%
   4,750   Aracruz Celulose SA, ADR            $ 104,500
  80,000   Banco Bradesco SA, ADR                402,144
 100,000   Centrais Eletricas Brasileiras
             SA, ADR                           1,008,470
  20,200   Companhia Brasileira
             de Distribuicao Grupo Pao
             de Acucar, GDR                      377,488
  77,000   Companhia Cervejaria
             Brahma, ADR                         871,062
  48,000   Companhia Energetica
             de Minas-Gerais, ADR              1,008,528
   7,750   Companhia Vale do Rio Doce,
             ADR                                 152,330
  26,000   Embratel Participacoes SA, ADR        360,750
  40,800   Petroleo Brasileiro SA, ADR           633,718
   5,000   Tele Centro Sul Participacoes
             SA, ADR                             277,500
  23,000   Tele Norte Leste Participacoes
             SA, ADR                             426,938
   6,710   Telecomunicacoes Brasileiras
             SA, ADR                                 419
   7,510   Telecomunicacoes Brasileiras
             SA, ADR                             677,308
   7,000   Telesp Celular Participacoes
             SA, ADR                             160,125
   9,800   Telesp Celular Participacoes
             SA, ADR                             262,150
  13,830   Uniao De Bancos Brasileiros
             SA (Unibanco)                       332,784
                                            ------------
                                               7,056,214
                                            ------------
     Chile -- 2.4%
  29,500   Compania Telecomunicaciones
             de Chile SA, ADR                    730,125
  17,000   Enersis SA, ADR                       388,875
   6,664   Quimica Minera Chile SA, ADR          235,739
                                            ------------
                                               1,354,739
                                            ------------
     China\Hong Kong -- 6.6%
 250,000   China Telecom (Hong Kong)
             Ltd.+                               694,391
 470,000   Heilongjiang Electric Power
             Company Ltd.                        220,900
 650,000   Legend Holdings Ltd.                  624,146
 180,000   New World Infrastructure Ltd.+        338,721
 930,000   Shanghai Dazhong Taxi
             Company+                            632,400
1,900,000  Shanghai Diesel Engine
             Company Ltd.                        505,400
3,000,000  Shanghai Petrochemical
             Company Ltd.                        707,602
                                            ------------
                                               3,723,560
                                            ------------
     Czech Republic -- 0.6%
   4,500   Ceske Radiokomunikace, GDR+           155,250
  12,513   SPT Telecom AS, GDR+                  203,336
                                            ------------
                                                 358,586
                                            ------------
     Egypt -- 2.4%
  28,500   Al-Ahram Beverages Company
             S.A.E, GDR                          815,100
  13,000   Industrial and Engineering
             Enterprises                         102,845
  35,000   Orascom Construction
             Industries+                         471,740
                                            ------------
                                               1,389,685
                                            ------------
     Ghana -- 0.8%
 642,263   Social Security Bank                  462,478
                                            ------------
     Greece -- 1.8%
  43,000   Hellenic Telecommunication
             Organization SA                     920,318
   1,600   National Bank of Greece+              104,509
                                            ------------
                                               1,024,827
                                            ------------
     Hungary -- 1.7%
  17,000   Magyar Tavkozlesi Rt, ADR             467,500
  14,000   MOL Magyar Olaj-es Gazipari
             Rt, GDR                             336,000
   3,700   OTP Bank Rt, GDR                      153,550
                                            ------------
                                                 957,050
                                            ------------
     India -- 6.5%
  51,000   BSES Ltd., GDR                        516,375
  31,200   Hindalco Industries Ltd.,
             ADR++                               610,740
  30,525   Pentafour Software & Exports
             Ltd., GDR                           839,438
 137,000   Tata Engineering and Locomotive
             Company Ltd., GDR+                  787,750
  74,955   Videsh Sanchar Nigam Ltd.,
             ADR                                 953,802
                                            ------------
                                               3,708,105
                                            ------------
     Indonesia -- 1.0%
10,000,000 PT Lippo Bank+                        541,516
                                            ------------
     Mexico -- 15.5%
 100,000   ALFA SA de CV                         415,120
 362,000   Cemex SA de CV                      1,792,535
  13,906   Cemex SA de CV                         68,491
 290,000   Desc SA de CV                         322,871
  12,000   Fomento Economico Mexicano
             SA de CV, ADR                       478,500
  75,000   Grupo Carso SA de CV, ADR             695,047
 272,000   Grupo Elektra SA                      158,626
  19,700   Grupo Industrial Maseca SA,
             ADR                                 176,069
  79,600   Grupo Modelo SA de CV                 227,043
  49,600   Grupo Televisa SA+                  1,109,702
 145,000   Organizacion Soriana SA de CV         681,105
  29,250   Telefono de Mexico SA, ADR          2,363,766
  26,300   Tubos de Acero de Mexico SA,
             ADR                                 286,012
  12,000   TV Azteca SA de CV, ADR                62,250
                                            ------------
                                               8,837,137
                                            ------------
     Peru -- 2.1%
       1   Cementos Norte Pacasmayo SA                 1
  58,256   Credicorp Ltd., ADR                   640,816
      83   Ferreyros SA, ADR                       1,089
  35,000   Telefonica del Peru SA, ADR           529,375
                                            ------------
                                               1,171,281
                                            ------------
     Poland -- 3.1%
  19,000   Bank Handlowy w Warszawie,
             GDR                                 301,150
  16,500   Elektrim Spolka Akcyjna SA            233,223
  17,500   KGHM Polska Miedz SA, GDR             236,250
  10,500   ProKom, GDR                           172,200
  90,000   Telekomunikacja Polska SA,
             GDR+                                641,250
  33,000   Wielkopolski Bank Kredytowy
             SA                                  193,302
                                            ------------
                                               1,777,375
                                            ------------
     Russia -- 1.1%
   9,000   Lukoil Holdings, ADR                  356,400
  28,050   Rostelecom, ADR                       275,241
                                            ------------
                                                 631,641
                                            ------------
     Senegal -- 1.0%
  11,782   Sonatel Communications
             Corporation+                        547,142
                                            ------------
     Singapore -- 1.8%
1,000,000  China Everbright Pacific Ltd.+        998,891
                                            ------------
     Slovakia -- 0.0% #
   2,000   Slovnaft AS, GDR                       26,391
                                            ------------
     South Africa -- 7.4%
 230,000   AECI Ltd.                             514,584
 203,840   Dimension Data Holdings Ltd.          901,977
  80,000   Ellerine Holdings Ltd.                318,197
  56,588   Imperial Holdings Ltd.                562,691
 155,000   Pepkor Ltd.                           624,213
 242,000   Standard Bank Investment
             Corporation Ltd.                    800,116
 520,000   The Education Investment
             Corporation Ltd.                    490,354
                                            ------------
                                               4,212,132
                                            ------------
     South Korea -- 16.4%
   9,579   Dacom Corporation                   1,034,449
  35,000   Hankuk Electric Glass
             Company Ltd.                      1,496,760
  26,000   Housing & Commercial Bank,
             Korea                               819,871
  40,000   Kookmin Bank, GDR                     812,095
     100   Korea Telecom Corporation               6,635
   6,415   Korea Telecom Corporation,
             ADR+                                256,600
   8,088   L.G. Chemicals Ltd.                   220,105
  38,000   LG Electronics                      1,050,540
   2,610   Pohang Iron & Steel Company
             Ltd.                                308,916
  15,571   Samsung Electronics                 1,708,438
  33,902   SK Corporation, GDR                   975,323
  37,920   SK Telecom Company Ltd.,
             ADR                                 644,640
                                            ------------
                                               9,334,372
                                            ------------
     Taiwan -- 3.1%
  60,000   Asustek Computer, Inc.                864,000
  39,000   Synnex Technology International
             Corporation, GDR                    881,400
                                            ------------
                                               1,745,400
                                            ------------
     Thailand -- 6.5%
  63,000   Advanced Info Service Public
             Company Ltd.                        854,237
  47,600   KCE Electronics Public
             Company Ltd.+                       119,403
1,500,000  National Finance Public
             Company Ltd.+                       905,085
  31,600   Siam Cement Public Company
             Ltd.+                               959,783
 104,200   Total Access Communication
             Public Company Ltd.                 333,440
 685,000   United Broadcasting
             Corporation Public
             Company Ltd.+                       538,712
                                            ------------
                                               3,710,660
                                            ------------
     Turkey -- 2.9%
9,391,100  Carsi Buyuk Magazacilik AS            322,596
 106,279   Haci Omer Sabanci Holding
             SA, ADR                             576,564
5,300,000  Koc Holding AS                        332,733
3,930,000  Vestel Elektronik Sanayi ve
             Ticaret AS+                         428,277
                                            ------------
                                               1,660,170
                                            ------------
TOTAL COMMON STOCKS
  (Cost $47,472,668)                          55,229,352
                                            ------------
INVESTMENT COMPANY SECURITIES -- 1.4%
     India -- 0.7%
  33,000   Is Himalayan Fund                     435,270
                                            ------------
     South Africa -- 0.7%
 385,355   Hosken Consolidated
             Investments Ltd.+                   382,545
                                            ------------
TOTAL INVESTMENT COMPANY SECURITIES
  (Cost $731,931)                                817,815
                                            ------------
PREFERRED STOCKS -- 0.6%
     Brazil -- 0.6%
6,696,358  Telecomunicacoes do Rio de
             Janeiro SA                          114,600
     417   Telecomunicacoes do Rio de
             Janiero SA+                              21
6,696,358  Telerj Celular SA                     218,610
                                            ------------
                                                 333,231
                                            ------------
TOTAL PREFERRED STOCKS
  (Cost $932,630)                                333,231
                                            ------------
RIGHTS -- 0.0% #
  (Cost $0)
     Indonesia -- 0.0% #
36,000,000 PT Lippo Bank, expiring,
                07/12/1999                            --
                                            ------------
OTHER INVESTMENTS**
   (Cost $11,437,692)            20.1%        11,437,692
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $60,574,921*)          119.2%        67,818,090
OTHER ASSETS AND
   LIABILITIES (Net)            (19.2)       (10,944,301)
                                -----       ------------
NET ASSETS                      100.0%      $ 56,873,789
                                =====       ============

------
  * Aggregate cost for Federal tax purposes is $60,658,165.
 ** As of June 30, 1999, the market value of the securities on loan is $11,223,771. Collateral received for securities loaned consists of $11,437,692 invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  # Amount represents less than 1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

See Notes to Financial Statements.





Munder Framlington Emerging Markets Fund
Portfolio of Investments, June 30, 1999

At June 30, 1999 sector diversification of the Munder Framlington Emerging Markets Fund was as follows:

                                      % of
                                  Net Assets      Value
                                  ----------      -----
COMMON STOCKS:
Telecommunications...............   23.9%      $13,621,437
Banking and Financial
   Services......................   11.4         6,469,415
Electronics......................    7.7         4,403,881
Utilities........................    5.7         3,245,993
Building and Building
   Materials.....................    5.5         3,106,823
Oil and Gas......................    5.3         3,035,434
Diversified......................    5.1         2,905,027
Food and Beverages...............    4.5         2,567,774
Computer Hardware, Software or
   Services......................    4.4         2,517,184
Retail...........................    3.8         2,164,027
Broadcasting and Advertising.....    3.3         1,865,914
Household Appliances and Home
   Furnishings...................    3.2         1,814,957
Metals and Mining................    2.2         1,236,147
Real Estate......................    1.8           998,892
Investment Company Securities....    1.6           901,977
Building Construction............    1.4           810,460
Automobiles......................    1.4           787,750
Chemicals........................    1.3           734,689
Transportation...................    1.1           632,400
Investment Companies.............    0.9           490,355
Industrial Machinery.............    0.9           505,400
Steel............................    0.5           308,916
Other............................    0.2           104,500
                                   -----        ----------
TOTAL COMMON STOCKS .............   97.1        55,229,352
INVESTMENT COMPANY
     SECURITIES .................    1.4           817,815
PREFERRED STOCKS ................    0.6           333,231
OTHER INVESTMENTS ...............   20.1        11,437,692
                                   -----       -----------
TOTAL INVESTMENTS ...............  119.2        67,818,090
OTHER ASSETS AND
   LIABILITIES (Net) ............  (19.2)      (10,944,301)
                                   -----       -----------
NET ASSETS ......................  100.0%      $56,873,789
                                   =====       ===========


See Notes to Financial Statements.






Munder Framlington Healthcare Fund
        Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----
COMMON STOCKS -- DOMESTIC -- 81.2%
     Biotechnology -- 21.6%
  12,000   Abegenix, Inc.+                     $ 238,500
  12,500   Alexion Pharmaceuticals, Inc.+        110,937
  35,000   Ariad Pharmaceuticals, Inc.+           43,750
   7,000   Biomatrix, Inc.+                      151,375
  13,125   Cell Genesys, Inc.+                    55,781
   5,000   Centocor, Inc.+                       233,125
  16,700   CombiChem, Inc.+                       67,844
  15,000   Corixa Corporation+                   267,187
   8,000   Coulter Pharmaceutical, Inc.+         180,500
  40,000   Cubist Pharmaceuticals, Inc.+         157,500
  30,000   Gene Logic+                           108,750
   5,000   Gilead Sciences, Inc.+                261,250
   8,000   Guilford Pharmaceuticals, Inc.+       102,000
   6,000   ICOS Corporation+                     244,875
   4,875   Invitrogen Corporation+               120,352
  21,500   La Jolla Pharmaceutical Company+       17,469
  30,000   Medarex, Inc.+                        123,750
   7,000   Millennium Pharmaceuticals, Inc.+     252,000
  16,000   NPS Pharmaceuticals, Inc.+            106,000
   1,500   ONYX Pharmaceuticals, Inc.+            13,313
  25,000   OSI Pharmaceuticals, Inc.+            106,250
   9,000   Pharmacyclics, Inc.+                  252,000
  15,000   Synaptic Pharmaceutical
             Corporation+                         71,250
   7,000   Transkaryotic Therapies, Inc.+        231,000
   4,275   V.I. Technologies Inc.+                21,375
  12,000   Vical, Inc.+                          145,500
                                            ------------
                                               3,683,633
                                            ------------
     Contract Sales and Research
       Organizations -- 6.6%
   4,800   Accredo Health, Inc.+                 157,200
  25,000   Aurora Bioscience Corporation+        181,250
   8,000   BioReliance Corporation+               52,000
   8,000   PAREXEL International
             Corporation+                        106,500
   7,000   Pharmaceutical Product
             Development, Inc.+                  191,625
   5,000   Quintiles TransNational
             Corporation+                        210,000
  19,100   US Oncology, Inc.+                    229,200
                                            ------------
                                               1,127,775
                                            ------------
     Distribution and Marketing Services
        -- 5.6%
   5,000   Advance Paradiam, Inc.+               305,000
  20,000   Healthworld Corporation+              225,000
   5,000   Henry Schein, Inc.+                   158,437
   4,000   NCS Healthcare, Inc., Class A+         21,750
  10,000   Omnicare, Inc.                        126,250
  10,000   PSS World Medical, Inc.+              111,875
                                            ------------
                                                 948,312
                                            ------------
     Drugs -- 11.4%
  18,600   AVANT Immunotherapeutics, Inc.+        39,525
  20,000   Collagenex Pharmaceuticals, Inc.+     200,000
   8,000   Connetics Corporation+                 49,000
     175   Crescendo Pharmaceuticals Corporation+  3,019
  10,000   GelTex Pharmaceuticals, Inc.+         180,000
   6,000   Jones Medical Industries, Inc.        236,250
  13,000   Martek Biosciences Corporation+       110,500
   7,500   Medicis Pharmaceutical Corporation+   190,313
   4,000   Medimmune, Inc.+                      271,000
   6,000   PathoGenesis Corporation+              85,125
   2,000   Sepracor, Inc.+                       162,500
  15,000   Serologicals Corporation+             121,875
   2,125   United Therapeutics Corporation+       25,234
   7,300   US Bioscience, Inc.+                   66,912
   4,000   Watson Pharmaceuticals, Inc.+         140,250
   8,000   Zonagen, Inc.+                         74,000
                                            ------------
                                               1,955,503
                                            ------------
     Drug Delivery -- 2.6%
  10,000   Anesta Corporation+                   204,375
   7,000   Inhale Therapeutic Systems+           166,688
  24,000   Nastech Pharmaceuticals
             Company, Inc.+                       79,500
                                            ------------
                                                 450,563
                                            ------------
     Hospital/Medical Services -- 4.0%
  15,190   American Healthcorp, Inc.+            126,267
   8,000   Amsurg Corporation, Class A+           60,500
  15,000   Amsurg Corporation, Class B+          114,375
   7,000   Carematrix Corporation+                87,062
   2,500   Express Scripts, Inc., ClassA+        150,469
   3,000   TLC The Laser Center, Inc.+           144,000
                                            ------------
                                                 682,673
                                            ------------
     Managed Health Care -- 8.1%
   7,000   Curative Health Services, Inc.+        38,500
  15,000   Hanger Orthopedic Group+              212,812
   8,000   IMPATH, Inc.+                         216,000
   7,000   Pediatrix Medical Group, Inc.+        148,750
  40,000   ProMedCo Management
             Company+                            153,750
  10,000   Renal Care Group, Inc.+               258,750
  25,000   Renex Corporation+                    135,938
  10,000   Res-Care, Inc.+                       227,500
                                            ------------
                                               1,392,000
                                            ------------
     Medical Devices -- 19.2%
  25,000   Aksys Ltd.+                           145,313
   5,000   Bionx Implants, Inc.+                  27,500
  15,000   Cyberonics, Inc.+                     187,500
  12,000   Cytyc Corporation+                    234,000
  18,000   Endocardial Solutions, Inc.+          169,875
  30,500   EndoSonics Corporation+               213,500
  20,000   EPIX Medical, Inc.+                   110,000
   8,000   Gliatech, Inc.+                       204,000
   2,615   Horizon Medical Products,Inc.+         15,690
  40,000   LifeCell Corporation+                 165,000
  13,000   Lifecore Biomedical, Inc.+            149,500
  40,000   LJL Biosystems, Inc.+                 180,000
   3,000   Medtronic, Inc.                       233,625
   2,500   MiniMed, Inc.+                        192,344
   9,000   Molecular Devices Corporation+        337,500
   6,400   Novoste Corporation+                  134,400
   7,800   ResMed, Inc.+                         258,862
  12,000   SeaMED Corporation+                   141,000
  25,000   Theragenics Corporation+              173,437
                                            ------------
                                               3,273,046
                                            ------------
     Medical Information Systems -- 2.1%
  15,000   First Consulting Group, Inc.+         159,375
  10,000   QuadraMed Corporation+                 81,250
   5,000   Superior Consultant Holdings
             Corporation+                        123,438
                                            ------------
                                                 364,063
                                            ------------
TOTAL COMMON STOCKS -- DOMESTIC
  (Cost $15,080,465)                          13,877,568
                                            ------------
COMMON STOCKS -- FOREIGN -- 15.9%
     Biotechnology -- 9.6%
     700   Cambridge Antibody Technology
             Group Plc+                            2,122
  30,000   Celltech Group Plc+                   231,709
   5,000   Cerep+                                 80,922
   3,700   Genset, ADR+                           57,812
   8,650   Karo Bio AB+                           88,905
  30,400   KS Biomedix Holdings+                 200,537
  12,000   Maxim Pharmaceutical+                 114,501
   2,500   NeuroSearch A/S                        50,955
  10,200   Oxford Asymmetry International
             Plc+                                 57,623
 800,000   Oxford BioMedica Plc+                 258,505
  22,500   Oxford Glyco Sciences+                110,830
 108,000   Peptide Therapeutics Group+           132,783
  37,500   Shield Diagnostics Group Plc+         248,259
                                            ------------
                                               1,635,463
                                            ------------
     Drugs -- 4.0%
  64,000   AMRAD Corporation Ltd.+                36,892
  34,000   Bioglan Pharma Plc+                   196,953
     150   CliniChem Development, Inc.+              975
   1,750   H. Lundbeck A/S                        47,075
  25,000   Shire Pharmaceuticals Group Plc+      208,459
   4,000   Teva Pharmaceutical, ADR              196,000
                                            ------------
                                                 686,354
                                            ------------
     Medical Devices -- 2.3%
  13,828   Biocompatibles International Plc       23,976
  10,000   Biora AB+                              42,408
  50,000   Chemunex SA+                           33,503
   5,000   Kawasumi Laboratories                  74,812
   7,500   NMT Group Plc+                         21,212
   6,000   Ortivus AB                             33,219
   2,400   QIAGEN N.V., ADR+                     163,200
                                            ------------
                                                 392,330
                                            ------------
TOTAL COMMON STOCKS -- FOREIGN
  (Cost $2,989,599)                            2,714,147
                                            ------------
WARRANTS -- DOMESTIC -- 0.0% #
  (Cost $0)
     Drugs -- 0.0% #
   2,400   AVANT Immunotherapeutics,
             Inc., expires 08/24/03+                  --
                                            ------------
WARRANTS -- FOREIGN -- 0.0% #
  (Cost $2,653)
     Medical Devices -- 0.0% #
   3,828   Biocompatibles International
             Plc, expires 12/15/99+                  332
                                            ------------

Principal
Amount
---------

REPURCHASE AGREEMENT -- 1.2%
  (Cost $207,000)
  $207,000   Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $207,027 on 07/01/1999,
                collateralized by $195,000
                U.S. Treasury Note, 7.8750%
                maturing 11/15/2004
                (value $213,434)                 207,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $3,841,217)             22.5%         3,841,217
                                 ----       ------------
TOTAL INVESTMENTS
   (Cost $22,120,934*)          120.8%        20,640,264
OTHER ASSETS AND
   LIABILITIES (Net)            (20.8)        (3,561,013)
                                -----       ------------
NET ASSETS                      100.0%      $ 17,079,251
                                =====       ============

-------
*  Aggregate cost for Federal tax purposes is $22,120,938.
** As of June 30, 1998, the market value of the securities on loan is $3,708,111. Collateral received for securities loaned of $3,841,217 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.
#  Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt

See Notes to Financial Statements.




Munder Framlington International Growth Fund
        Portfolio of Investments, June 30, 1999

Shares                                         Value
------                                         -----
COMMON STOCKS -- 95.4%
     Australia -- 1.8%
  25,000   Broken Hill Proprietary
             Company Ltd.                   $    289,209
  63,275   ecorp Ltd.+                           110,844
  50,000   Publishing & Broadcasting Ltd.        329,534
  80,000   Telstra Corporation Ltd.              457,817
                                            ------------
                                               1,187,404
                                            ------------
     Belgium -- 0.9%
  16,200   Lernout & Hauspie Speech
             Products NV+                        574,087
                                            ------------
     Brazil -- 0.8%
  10,750   Companhia Energetica de Minas
             Gerais, ADR                         225,868
     525   Companhia Siderurgica
             Nacional, ADR                        13,781
   3,000   Telecomunicacoes Brasileiras
             SA, ADR                             270,563
                                            ------------
                                                 510,212
                                            ------------
     China\Hong Kong -- 2.8%
  40,000   Cheung Kong (Holdings) Ltd.           355,734
 140,000   China Telecom (Hong Kong) Ltd.+       388,859
 299,500   Heilongjiang Electric Power
             Company Ltd.                        140,765
  25,000   Hutchison Whampoa Ltd.                226,362
 200,000   New World Infrastructure Ltd.+        376,356
 260,000   Pacific Century Insurance
             Holdings Ltd.+                      212,578
 510,000   Shanghai Diesel Engine
             Company Ltd., B Shares              135,660
                                            ------------
                                               1,836,314
                                            ------------
     Finland -- 4.3%
  10,600   Nokia AB Oyj                          928,796
  61,000   Raisio Group                          565,937
  18,400   Sampo Insurance, A Shares             532,991
  20,000   Tieto Corporation, B Shares           832,927
                                            ------------
                                               2,860,651
                                            ------------
     France -- 6.6%
   6,300   AXA Company                           768,282
   3,000   Castorama Dubois                      711,287
   4,600   Elf Aquitaine SA                      674,774
   3,800   Publicis SA                           803,032
   4,350   Societe Generale                      766,350
   8,000   Vivendi                               647,786
                                            ------------
                                               4,371,511
                                            ------------
     Germany -- 3.3%
   7,400   Bayerische Vereinsbank AG             480,582
  15,000   Hoechst AG                            678,815
   7,000   Mannesmann AG                       1,046,313
                                            ------------
                                               2,205,710
                                            ------------
     Ireland -- 1.7%
  14,000   Global TeleSystems Group,
             Inc.+                             1,134,000
                                            ------------
     Italy -- 2.9%
 335,000   Banca Di Roma                         481,742
  90,000   ENI                                   537,176
  90,000   Telecom Italia                        935,188
                                            ------------
                                               1,954,106
                                            ------------
     Japan -- 24.2%
   3,800   Aiful Corporation                     465,537
  80,000   Asahi Bank, Ltd.                      383,566
  13,000   Computer Engineering &
             Consulting Ltd.                     342,812
  18,800   Credit Saison Company Ltd.            393,188
      70   DDI Corporation                       435,728
   8,000   Family Mart Company Ltd.              367,033
   6,000   Fast Retailing Company Ltd.           644,788
  27,000   FCC Company Ltd.                      401,753
  17,000   Fuji Machine MFG Company Ltd.         524,180
  34,000   Fujisawa Pharmaceutical
             Company Ltd.                        553,691
  12,000   Honda Motor Company Ltd.              508,886
   4,000   Keyence Corporation                   700,339
  20,000   Kokuyo Company                        322,394
 120,000   Marubeni Corporation                  250,971
  25,000   Marui Company Ltd.                    413,326
  15,000   Meitec Corporation                    502,191
  76,000   Mitsubishi Heavy Industries           308,473
   6,000   Nichiei Company Ltd.                  525,750
  40,000   Nikko Securities Company Ltd.         258,246
  32,000   Nomura Securities Company Ltd.        374,837
       4   NTT Mobile Communications
             Network, Inc.                        54,229
      16   NTT Mobile Communications
             Network, Inc.+                      216,913
  40,000   Onward Kashiyama Company Ltd.         439,778
   5,200   Orix Corporation                      464,247
   3,000   Promise Company Ltd.                  177,317
  30,000   Ricoh Company Ltd.                    413,160
   7,000   Rohm Company                        1,096,553
  13,000   Shin-Etsu Chemical Company Ltd.       435,232
   8,000   Sony Corporation                      863,024
  28,000   Sumitomo Bank Ltd.                    347,425
  32,000   Sumitomo Electric Industries          363,991
  41,000   Sumitomo Trust & Banking              197,256
  40,000   The Bank of Tokyo-Mitsubishi Ltd.     569,728
   5,000   Tokyo Electron Ltd.                   339,340
  43,000   Ube-Nitto Kasei Company Ltd.          142,184
  10,000   World Company Ltd.                    727,453
   5,000   Yamanouchi Pharmaceutical
             Company Ltd.                        191,370
  47,000   Yamato Kogyo Company, Ltd.            342,291
                                            ------------
                                              16,059,180
                                            ------------
     Netherlands -- 6.8%
  30,000   ABN AMRO Holdings                     649,436
   7,855   Equant NV+                            723,901
  12,500   Getronics NV                          480,634
  11,000   ING Groep NV                          595,316
  15,000   STMicroelectronics                    998,894
  10,700   United Pan-Europe
             Communicatins NV+                   580,183
  29,000   Vedior NV                             493,262
                                            ------------
                                               4,521,626
                                            ------------
     Portugal -- 1.7%
  24,300   Banco Comercial Portugues, SA
             (BCP)                               629,498
   3,700   Telecel-Comunicacaoes
             Pessoais SA                         476,768
                                            ------------
                                               1,106,266
                                            ------------
     Singapore -- 0.6%
  50,000   Datacraft Asia Ltd.                   218,000
  40,500   Overseas Union Bank Ltd.              195,123
                                            ------------
                                                 413,123
                                            ------------
     Slovakia -- 0.0% #
   2,000   Slovnaft AS, GDR                       26,391
                                            ------------
     South Korea -- 2.5%
     859   Dacom Corporation                      92,765
   6,000   Hyundai Motor Company Ltd.            142,289
     100   Korea Telecom Corporation               6,635
   3,210   Korea TelecomCorporation, ADR+        128,400
  17,000   LG Electronics                        469,978
   5,246   Samsung Electronics                   575,587
  12,585   SK Telecom Company Ltd., ADR          213,945
                                            ------------
                                               1,629,599
                                            ------------
     Spain -- 3.1%
  32,000   Argentaria SA                         728,687
  25,000   Cortefiel SA                          657,167
  14,565   Telefonica de Espana SA               701,320
                                            ------------
                                               2,087,174
                                            ------------
     Sweden -- 3.8%
  17,000   Autoliv, Inc., ADR                    518,671
  30,000   Ericsson (L.M.) Telephone
             Company, Class B                    963,011
 105,000   Nordbanken Holding AB                 614,737
  81,000   Orvitus AB, Series B                  448,463
                                            ------------
                                               2,544,882
                                            ------------
     Switzerland -- 5.3%
   1,451   Adecco SA                             777,238
     500   Novartis AG                           729,857
      70   Roche Holdings AG                     719,311
   2,500   UBS AG-- Registered                   745,933
     950   Zurich Allied AG                      540,029
                                            ------------
                                               3,512,368
                                            ------------
     Thailand -- 0.6%
 121,000   Total Access Communication
             Public Company Ltd.                 387,200
                                            ------------
     United Kingdom -- 21.7%
  65,541   BAA Plc                               631,528
 163,000   BBA Group Plc                       1,248,674
  50,000   BP Amoco Plc                          895,310
  74,000   Compass Group Plc                     734,265
  10,000   HSBC Holdings Plc                     364,756
  30,000   Laporte Plc                           338,578
  60,000   Lloyds TSB Group Plc                  814,764
  80,000   Logica Plc                            841,465
  42,000   National Westminster Bank Plc         890,424
 115,000   Norwich Union Plc                     778,549
  60,000   Ocean Group Plc                       988,309
   8,420   Pizza Express Plc                     122,103
  80,000   Sema Group Plc                        769,841
  80,000   Senior Engineering Group Plc          162,669
  87,000   Smithkline Beecham Plc              1,131,354
  78,000   Vodafone Group Plc                  1,534,385
  70,000   Whitbread Plc                       1,084,618
 157,692   Williams Plc                        1,041,475
                                            ------------
                                              14,373,067
                                            ------------
TOTAL COMMON STOCKS
(Cost $53,056,014)                            63,294,871
                                            ------------
PREFERRED STOCKS -- 2.0%
     Germany -- 2.0%
  12,000   Fresenius Medical Care AG             420,587
     300   Porsche AG                            705,102
     575   SAP AG                                229,686
                                            ------------
                                               1,355,375
                                            ------------
TOTAL PREFERRED STOCKS
  (Cost $1,333,527)                            1,355,375
                                            ------------
OTHER INVESTMENTS**
   (Cost $2,382,310)              3.6%         2,382,310
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $56,771,851*)          101.0%        67,032,556
OTHER ASSETS AND
   LIABILITIES (Net)             (1.0)          (671,890)
                                -----       ------------
NET ASSETS                      100.0%      $ 66,360,666
                                =====       ============

------
*  Aggregate cost for Federal tax purposes is $56,775,294.
** As of June 30, 1999, the market value of the securities on loan is $2,317,187. Collateral received for securities loaned includes $599,400 in U.S. Government securities and the remaining $1,782,910 invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.
#  Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

See Notes to Financial Statements.





Munder Framlington International Growth Fund
Portfolio of Investments, June 30, 1999



At June 30, 1999 sector diversification of the Munder Framlington
International Growth Fund was as follows:

                                    % of
                                 Net Assets     Value
                                 ----------     -----

COMMON STOCKS:
Banking and Financial Services...   17.5%    $11,588,695
Telecommunications...............   15.6      10,359,462
Electronics......................    9.2       6,119,993
Drugs and Health Care............    5.0       3,325,582
Insurance........................    4.3       2,832,430
Diversified Industrial...........    4.3       2,819,955
Retail...........................    4.2       2,793,600
Oil and Gas......................    3.2       2,133,651
Machinery........................    3.1       2,081,327
Software.........................    3.0       2,017,205
Electric and Electrical Equipment    2.8       1,842,756
Automotive.......................    2.6       1,707,260
Air Travel.......................    2.4       1,619,837
Food and Beverages...............    2.1       1,422,304
Apparel and Textiles.............    1.8       1,167,232
Restaurants......................    1.6       1,084,618
Industrial Machinery.............    1.6       1,046,313
Chemicals........................    1.4         915,994
Computers........................    1.3         893,794
Private Placements...............    1.2         777,238
Building and Building Materials..    1.2         776,721
Advertising......................    1.2         803,032
Business Services................    0.9         604,106
Pharmaceuticals and Medical
   Supplies......................    0.7         448,463
Communication Services...........    0.7         489,142
Building Construction............    0.6         376,357
Real Estate......................    0.5         355,734
Forest Paper and Products........    0.5         322,394
Broadcasting and Advertising.....    0.5         329,533
Other............................    0.4         240,143
                                    ----      ----------
TOTAL COMMON STOCKS .............   95.4      63,294,871
PREFERRED STOCKS ................    2.0       1,355,375
OTHER INVESTMENTS ...............    3.6       2,382,310
                                   -----      ----------
TOTAL INVESTMENTS ...............  101.0      67,032,556
OTHER ASSETS AND
   LIABILITIES (Net) ............   (1.0)      (671,890)
                                   -----      ----------
NET ASSETS ......................  100.0%   $ 66,360,666
                                   =====      ==========


See Notes to Financial Statements.




Munder Bond Fund
Portfolio of Investments, June 30, 1999

Principal
Amount                                          Value
---------                                       -----

ASSET-BACKED SECURITIES -- 7.3%
 $ 4,975,000  Ford Credit Auto Owner Trust,
                Series 1999-A, Class A 4,
                5.310% due 11/15/2001          $ 4,953,607
   5,500,000  Residential Accredit Loans,
                Inc., Series 1997 QS5
                Class A 5,
                7.250% due 06/25/2027            5,510,945
   5,940,000  Standard Credit Card Master
                Trust, Class A, Series 1994-2,
                7.250% due 04/07/2008            6,179,026
   2,300,000  Union Acceptance Corporation,
                Class A3, Series 1996-C,
                6.630% due 10/08/2003+           2,310,166
                                              ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $18,829,976)                            18,953,744
                                              ------------
CORPORATE BONDS AND NOTES -- 44.2%
     Drugs -- 2.7%
   6,400,000  Eli Lilly and Company,
                8.375% due 02/07/2005            6,859,200
                                              ------------
     Finance -- 16.1%
   5,072,000  ACC Consumer Finance
                Corporation,
                10.250% due 12/01/2003           5,389,000
   4,800,000  Associates Corporation of North
                America,
                5.800% due 04/20/2004            4,635,792
      14,135  BankAmerica National Trust,
                9.000% due 03/01/2008               14,486
   3,830,000  Block Financial Corporation,
                6.750% due 11/01/2004            3,814,872
   6,000,000  CIT Group, Inc., Class A,
                5.625% due 10/15/2003            5,769,480
   4,500,000  Countrywide Capital III,
                Subordinated Capital Income,
                Secs Series B,
                8.050% due 06/15/2027++          4,543,650
   2,500,000  Ford Motor Credit Company,
                6.550% due 09/10/2002            2,501,825
   4,600,000  General Electric Capital
                Corporation,
                8.850% due 04/01/2005            5,047,718
   4,520,000  Pitney Bowes Credit Corporation,
                8.625% due 02/15/2008            5,076,728
   4,850,000  Transamerica Capital III,
                7.625% due 11/15/2037            4,769,005
                                              ------------
                                                41,562,556
                                              ------------
     Finance -- Foreign -- 5.7%
   5,250,000  Abbey National Plc,
                6.700% due 06/29/2049            4,894,417
   5,000,000  Dresdner Funding Trust I,
                8.151% due 06/30/2031++          4,803,600
   5,000,000  Westdeutsche Landesbank,
                6.750% due 06/15/2005            4,931,250
                                              ------------
                                                14,629,267
                                              ------------
     Food and Beverage -- 2.1%
   5,500,000  Coca-Cola Enterprises,
                6.625% due 09/30/2002            5,486,250
                                              ------------
     Industrial -- 9.5%
   4,000,000  American Greetings Corporation,
                6.100% due 08/01/2028            3,734,320
   3,895,000  Anheuser-Busch Companies,
                9.000% due 12/01/2009            4,557,890
   6,725,000  Harris Corporation Delaware,
                6.350% due 02/01/2028            6,417,062
   5,000,000  IBM Corporation,
                7.500% due 06/15/2013            5,308,550
   4,500,000  Racers-Kellogg, Series 1998144A,
                5.750% due 02/02/2001++          4,489,785
                                              ------------
                                                24,507,607
                                              ------------
     Real Estate Investment Trust -- 1.9%
   5,000,000  Spieker Properties, Inc.,
                7.250% due 05/01/2009            4,833,650
                                              ------------
     Supranational -- 1.5%
   3,950,000  African Development Bank,
                6.750% due 07/30/1999            3,952,726
                                              ------------
     Transportation -- 0.4%
   1,000,000  Consolidated Rail Corporation,
                MTN,
                7.000% due 07/01/1999            1,000,040
                                              ------------
     Utility -- Electric -- 4.3%
   2,500,000  Montana Power Company,
                Series A, MTN,
                8.680% due 02/07/2022            2,592,275
   4,100,000  National Rural Utilities
                Cooperative Finance, Note,
                6.125% due 05/15/2005            3,982,412
   4,700,000  Puget Sound Energy, Inc.,
                7.020% due 12/01/2027            4,455,788
                                              ------------
                                                11,030,475
                                              ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $118,491,168)                          113,861,771
                                              ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS --
  24.0%
     Collateralized Mortgage Obligations
              (CMO) --11.3%
     Federal Home Loan Mortgage Corporation:
   5,000,000  Series #1541, Class F,
                6.250% due 05/15/2019            4,986,250
   1,925,000  Series 1702-A, Class PD,
                6.500% due 04/15/2022            1,915,625
   6,175,000  Series 1669 Class G,
                6.500% due 02/15/2023            6,145,052
   2,737,289  Series 1752 Class K,
                8.000% due 07/15/2007            2,738,630
              Federal National Mortgage Association:
   7,000,000  Remic Trust 1994 30 Class H,
                6.250% due 11/25/2022            6,843,200
   2,510,000  Remic Trust 1997 G1 Class K,
                6.750% due 02/18/2004            2,510,452
   3,606,411  Remic Trust 1990-41 Class D,
                9.500% due 04/25/2020            3,852,621
                                              ------------
                                                28,991,830
                                              ------------
     Federal Home Loan Mortgage Corporation
       -- 0.4%
              FHLMC:
     941,603  Pool #E62394, Gold,
                7.500% due 09/01/2010            $ 955,915
     185,860  Pool #200021,
                10.500% due 11/01/2000             195,116
                                              ------------
                                                 1,151,031
                                              ------------
     Federal National Mortgage Association
       (FNMA) -- 5.3%
              FNMA:
   4,951,958  Pool #455598,
                5.500% due 12/01/2028            4,507,619
   4,400,000  Pool #380137,
                7.280% due 03/01/2008            4,573,668
   2,072,850  Pool #303105,
                11.000% due 11/01/2020           2,279,348
   2,066,864  Pool #100081,
                11.500% due 08/01/2016           2,316,189
                                              ------------
                                                13,676,824
                                              ------------
     Government Agency Debentures -- 4.1%
   6,555,000  Federal National Mortgage
                Association, Benchmark Note,
                5.250% due 01/15/2009            6,009,624
   4,600,000  Tennessee Valley Authority,
                6.375% due 06/15/2005            4,596,136
                                              ------------
                                                10,605,760
                                              ------------
     Government National Mortgage
       Association(GNMA) -- 2.9%
              GNMA:
   3,508,058  Pool #371438,
                6.500% due 01/15/2024            3,415,024
   1,538,642  Pool #780584,
                7.000% due 06/15/2027            1,522,871
   2,365,193  Pool #780840,
                8.500% due 07/20/2028            2,448,661
                                              ------------
                                                 7,386,556
                                              ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $62,730,110)                          $ 61,812,001
                                              ------------
U.S. TREASURY OBLIGATIONS -- 21.8%
     U.S. Treasury Bonds -- 13.2%
   6,000,000  3.875% due 04/15/2029,TIPS         5,913,720
  23,425,000  8.000% due 11/15/2021             28,182,618
                                              ------------
                                                34,096,338
                                              ------------
     U.S. Treasury Notes -- 8.6%
   3,300,000  6.250% due 02/15/2007              3,361,677
   5,100,000  7.000% due 07/15/2006              5,400,900
  12,180,000  7.875% due 11/15/2004             13,276,565
                                              ------------
                                                22,039,142
                                              ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $58,769,891)                            56,135,480
                                              ------------
REPURCHASE AGREEMENT -- 1.7%
  (Cost  $4,487,000)
   4,487,000  Agreement with State Street Bank
                and Trust Company, 4.750% dated
                06/30/1999, to be repurchased at
                $4,487,592 on 07/01/1999,
                collateralized by $4,525,000
                U.S.Treasury Note, 6.250%
                maturing 02/15/2007
                (value $4,580,454)               4,487,000
                                              ------------
OTHER INVESTMENTS**
   (Cost $53,027,216)            20.6%          53,027,216
                                 ----         ------------
TOTAL INVESTMENTS
   (Cost $316,335,361*)         119.6%         308,277,212
OTHER ASSETS AND
   LIABILITIES (Net)            (19.6)         (50,502,445)
                                -----         ------------
NET ASSETS                      100.0%        $257,774,767
                                =====         ============
-------
  *Aggregate cost for Federal tax purposes is $317,764,182.
 **As of June 30, 1999, the market value of the securities on loan is $52,502,365. Collateral received for securities loaned of 53,027,216 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  +Floating rate note. The interest shown reflects the rate currently in effect.
 ++Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 ABBREVIATIONS:
 MTN -- Medium Term Note
 TIPS -- Treasury Inflation-Protection Security


                     See Notes to Financial Statements.




Munder Intermediate Bond Fund
Portfolio of Investments, June 30, 1999

Principal
Amount                                          Value
---------                                       -----

ASSET-BACKED SECURITIES -- 10.7%
 $ 5,000,000  American Express Credit
                Account Master,
                Series 96 Class A,
                6.800% due 12/15/2003        $ 5,064,400
   5,000,000  Banc One Credit Card Master
                Trust, Series1995-A Class A,
                6.150% due 07/15/2002          5,024,250
  12,000,000  Carco Auto Loan Master Trust,
                Series 1999 Class A1,
                5.650% due 03/15/2003         11,901,000
   5,000,000  Chase Manhattan Credit Card
                Master, Series 1996 3 Class A,
                7.040% due 02/15/2005          5,085,600
  10,000,000  Chemical Master Credit Card,
                Trust 1,
                6.230% due 06/15/2003         10,074,700
   5,405,000  Contimortgage Home Equity
                Loan, 1997 2 Passthru
                Certificate Class A9,
                7.090% due 04/15/2028          5,397,163
   4,704,037  CWMBS, Mortgage Passthru
                Series 1996 I Class A6,
                7.750% due 09/25/2026          4,702,578
  11,320,000  Standard Credit Card and
                Trust, Series 1990-6A,
                7.850% due
                02/07/2002                    11,465,009
                                            ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost  $59,552,100)                         58,714,700
                                            ------------
CORPORATE BONDS AND NOTES -- 37.0%
     Banking and Financial Services -- 17.2%
  10,000,000  America Express Bank, Ltd.,
                5.144% due 02/10/2004+         9,777,660
  10,000,000  American General Finance
                Corporation, MTN,
                5.820% due 04/16/2004          9,598,000
              Associates Corporation of
                North America:
   5,000,000    6.000% due 03/15/2000          5,021,000
   5,275,000    5.800% due 04/20/2004          5,094,543
   2,570,000    MTN,
                8.250% due 10/15/2004          2,751,853
  11,500,000  AT&T Capital Corporation,
                MTN,
                6.180% due 12/03/1999         11,525,185
  10,000,000  Countrywide Home Loans,
                Inc, MTN,
                6.850% due 06/15/2004          9,888,100
              Ford Motor Credit Corporation:
   9,425,000    7.000% due 09/25/2001          9,556,479
   2,400,000    6.500% due 02/15/2006          2,350,968
  10,000,000  SunAmerica Institutional, MTN,
                5.750% due 02/16/2009          9,202,860
   3,360,000  Swiss Bank Corporation,
                7.250% due 09/01/2006          3,386,510
   1,667,928  Textron Financial Corporation
                Receivables,
                6.050% due 03/16/2009          1,668,111
  10,000,000  Transamerica Finance
                Corporation, MTN,
                6.370% due 05/14/2004          9,912,400
   4,000,000  U.S. Leasing International, MTN,
                9.880% due 03/06/2001          4,229,720
                                            ------------
                                              93,963,389
                                            ------------
     Foreign -- 2.9%
   6,480,000  Abbey National Plc,
                6.700% due 06/29/2049          6,041,110
  10,000,000  Westdeutsche Landesbank,
                6.750% due 06/15/2005          9,862,500
                                            ------------
                                              15,903,610
                                            ------------
     Industrial -- 10.5%
   2,500,000  American Greetings Corporation,
                6.100% due 08/01/2028          2,333,950
   4,178,000  Anheuser-Busch Companies,
                9.000% due 12/01/2009          4,889,054
   3,701,813  Chevron Corporation,
                Trust Fund,
                8.110% due 12/01/2004          3,881,795
   4,900,000  General Motors Corporation,
                5.910% due 03/11/2002          4,831,743
  10,000,000  Merck & Co.,
                5.760% due 05/03/2037         10,003,800
   4,000,000  Pitney Bowes, Inc.,
                5.950% due 02/01/2005          3,902,880
  10,000,000  Racers-Kellogg,
                Series 1998-1 144A,
                5.750% due 02/02/2001          9,977,300
   4,000,000  Rohm and Haas
                Company, 144A,
                6.950% due 07/15/2004          3,992,520
   4,100,000  Times Mirror Co.,
                6.610% due 09/15/2027          4,082,124
  10,140,000  Tyco International Group,
                6.375% due 06/15/2005          9,789,257
                                            ------------
                                              57,684,423
                                            ------------
     Real Estate Investment Trust -- 1.8%
   5,000,000  Camden Property Trust,
                7.000% due 04/15/2004          4,891,800
   5,000,000  Kimco Realty Corporation, MTN,
                5.300% due 08/17/1999          4,997,000
                                            ------------
                                               9,888,800
                                            ------------
     Transportation -- 1.0%
   5,505,000  Ryder System, Inc., MTN,
                6.910% due 06/18/2002          5,494,871
                                            ------------
     Utility -- Electric -- 1.9%
   4,500,000  Montana Power Company, MTN,
                8.680% due 02/07/2022          4,666,095
   5,925,000  National Rural Utilities, MTN,
                5.540% due 12/15/2005          5,492,238
                                            ------------
                                              10,158,333
                                            ------------
     Utility -- Telephone -- 1.7%
   9,500,000  Michigan Bell Telephone,
                5.875% due 09/15/1999          9,508,645
                                            ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $206,749,279)                        202,602,071
                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS --
  35.9%
     Federal Home Loan Mortgage Corporation
       (FHLMC) -- 3.5%
              FHLMC:
   2,354,810  8.000% due 03/01/2028            2,419,567
   3,328,132  Pool #A00813,
                9.000% due 10/01/2020          3,509,349
     727,413  Pool #E61740,
                9.000% due 04/01/2010            756,793
   2,813,882  Pool #F70013, Gold,
                7.000% due 12/01/2011          2,826,798
   2,049,577  Pool #G50249, REMIC,
                8.500% due 03/01/2000          2,069,437
   7,850,000  Series 1650 Class 1650 J,
                6.500% due 06/15/2023          7,611,282
                                            ------------
                                              19,193,226
                                            ------------
     Federal National Mortgage Association
       (FNMA) -- 9.4%
              FNMA:
   4,776,000  5.125% due 02/13/2004            4,590,739
  10,204,207  6.000% due 02/01/2013            9,856,549
  11,082,562  6.000% due 06/01/2013           10,704,980
  12,388,718  6.000% due 05/01/2018           11,792,449
   6,136,341  5.819% due 12/01/2028            5,971,826
   2,031,009  Pool #070225,
                7.500% due 08/01/2018          2,050,080
   6,568,757  Pool #250550,
                6.500% due 05/01/2026          6,381,941
                                            ------------
                                              51,348,564
                                            ------------
     Government Agency Debentures -- 19.6%
  17,000,000  AID-Israel,
                0.000% due 02/15/2004         12,763,600
   8,500,000  Federal Farm Credit Bank,
                5.950% due 05/18/2005          8,346,830
              FNMA:
  25,730,000  Benchmark Note,
                5.750% due 06/15/2005         25,272,521
   9,000,000  Benchmark Note,
                5.250% due 01/15/2009          8,251,200
  10,225,000  MTN,
                5.650% due 06/12/2000         10,232,975
  30,000,000  Government Trust Certificates,
                Class 3-C,
                0.000% due 11/15/2004         21,453,600
  10,950,000  SallieMae Student Loan Trust,
                5.208% due 01/25/2010         10,726,620
  10,000,000  Tennessee Valley Authority,
                6.375% due 06/15/2005          9,991,600
                                            ------------
                                             107,038,946
                                            ------------
     Government National Mortgage
       Association (GNMA) -- 3.0%
              GNMA:
   1,783,925  Pool #780077,
                8.000% due 03/15/2025          1,830,682
   6,033,251  Pool #780840,
                8.500% due 07/20/2028          6,246,165
   9,169,414  Pool #781008,
                6.000% due 03/15/2029          8,583,947
                                            ------------
                                              16,660,794
                                            ------------
     Small Business Administration
       (SBA) -- 0.4%
   2,236,219  SBA, Pool #502796,
                5.750% due 11/25/2019          2,258,581
                                            ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $199,925,485)                        196,500,111
                                            ------------
U.S. TREASURY OBLIGATIONS -- 14.3%
     U.S. Treasury Bonds -- 2.7%
 $15,000,000  U.S. Treasury Bonds,
                3.875% due
                04/15/2029, TIPS              14,784,300
                                            ------------
     U.S. Treasury Notes -- 11.6%
   5,000,000  7.500% due 11/15/2001            5,202,200
  34,000,000  6.250% due 02/15/2003           34,513,060
   7,100,000  7.875% due 11/15/2004            7,739,213
  15,000,000  7.000% due 07/15/2006           15,885,000
                                            ------------
                                              63,339,473
                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $79,588,982)                          78,123,773
                                            ------------
REPURCHASE AGREEMENT -- 1.2%
  (Cost $6,593,000)
   6,593,000  Agreement with State Street
                Bank and Trust Company, 4.750%
                dated 06/30/1999, to be
                repurchased at $6,593,870 on
                07/01/1999, collateralized by
                $6,630,000 U.S. Treasury Note,
                6.375% maturing 01/15/2000
                (value $6,727,501)             6,593,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $49,997,850)             9.1%        49,997,850
                                 ----       ------------
TOTAL INVESTMENTS
   (Cost $602,406,696*)         108.2%       592,531,505
OTHER ASSETS AND
   LIABILITIES (Net)             (8.2)       (44,833,450)
                                 ----       ------------
NET ASSETS                      100.0%     $ 547,698,055
                                 ====       ============
-------
  *Aggregate cost for Federal tax purposes is $602,424,776.
 **As of June 30, 1999, the market value of the securities on loan is $49,348,195. Collateral received for securities loaned of $49,997,850 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  +Floating rate note. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
MTN   -- Medium Term Note
TIPS  -- Treasury Inflation Protection Security

                     See Notes to Financial Statements.


Munder International Bond Fund
Portfolio of Investments, June 30, 1999

Principal
Amount                                                   Value
---------                                                -----

FOREIGN BONDS AND NOTES -- 91.7%
Belgium -- 3.4%
     Government -- 3.4%
 BEF       1,512,151  Kingdom of Belgium,
                         Series 10,
                         8.750% due 06/25/2002            $ 1,781,553
                                                         ------------
Canada -- 10.7%
     Government -- 10.7%
                      Government of Canada:
 CAD       3,000,000    6.000% due 06/01/2008               2,108,659
           3,000,000    7.500% due 12/01/2003               2,198,485
           1,750,000  Ontario Province of Canada,
                         6.500% due 03/08/2029              1,232,060
                                                         ------------
                                                            5,539,204
                                                         ------------
Denmark -- 4.5%
     Government -- 4.5%
 DKK      14,000,000  Kingdom of Denmark,
                         8.000% due 03/15/2006              2,317,351
                                                         ------------
Finland -- 1.2%
     Government -- 1.2%
 FIM         504,564  Republic of Finland,
                         9.500% due 03/15/2004                638,495
                                                         ------------
France -- 12.5%
     Government -- 8.8%
                      Government of France:
 FRF       3,430,103    5.500% due 04/25/2007               3,783,790
             548,816    8.500% due 12/26/2012                 775,923
     Supranational -- 3.7%
          12,000,000  Eurofima,
                         5.625% due 11/25/1999              1,906,426
                                                         ------------
                                                            6,466,139
                                                         ------------
Germany -- 14.5%
     Finance -- 2.7%
 DEM       1,329,359  Bayerische Vereinsbank
                         New York, Global Bond,
                         4.500% due 06/24/2002              1,403,122
     Government -- 10.0%
           3,451,220  Federal Republic of Germany,
                         5.625% due 01/04/2028              3,667,268
           1,278,230  Federal Republic of Germany
                         Series 95,
                         6.500% due 10/14/2005              1,482,767
     Supranational -- 1.8%
           1,750,000  International Bank of
                      Reconstruction & Development,
                         7.250% due 10/13/1999                932,510
                                                         ------------
                                                            7,485,667
                                                         ------------
Italy -- 3.0%
     Government -- 3.0%
 ITL       1,291,140  Government of Italy,
                         8.500% due 04/01/2004              1,579,997
                                                         ------------
Japan -- 27.2%
     Government -- 19.1%
                      Government of Japan:
 JPY     950,000,000    2.000% due 03/20/2009               8,007,895
         200,000,000    6.300% due 09/20/2001               1,862,549
     Supranational -- 8.1%
         230,000,000  Asian Development Bank,
                         5.000% due 02/05/2003              2,178,933
         220,000,000  Interamerican Development Bank,
                         6.000% due 10/30/2001              2,044,365
                                                         ------------
                                                           14,093,742
                                                         ------------
Netherlands -- 4.4%
     Government -- 4.4%
 NLG       1,951,255  Government of Netherlands,
                         Series 2,
                         8.250% due 06/15/2002              2,266,906
                                                         ------------
Spain -- 3.6%
     Government -- 3.6%
 ESP       1,750,000  Kingdom of Spain,
                         5.150% due 07/30/2009              1,851,072
                                                         ------------
Sweden -- 2.6%
     Government -- 2.6%
 SEK      10,500,000  Government of Sweden,
                         Series 1038,
                         6.500% due 10/25/2006              1,358,144
                                                         ------------
United Kingdom -- 4.1%
     Government -- 1.7%
 GBP         500,000  UK Gilts,
                         7.500% due 12/07/2006                888,611
     Supranational-- 2.4%
             750,000  European Investment Bank,
                         8.500% due 11/06/2001              1,247,686
                                                         ------------
                                                            2,136,297
                                                         ------------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $49,592,246)                                       47,514,567
                                                         ------------
GOVERNMENT AGENCY OBLIGATIONS -- 6.0%
 GBP         600,000  Federal National Mortgage
                         Association, Global Bond,
                         6.875% due 06/07/2002                968,921
 DEM       3,700,000  Tennessee Valley Authority,
                        Global Bond,
                         6.375% due 09/18/2006              2,151,006
                                                         ------------
                                                            3,119,927
                                                         ------------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $3,307,327)                                         3,119,927
                                                         ------------
REPURCHASE AGREEMENT -- 0.5%
   (Cost $246,000)
 U.S.$      246,000   Agreement with State Street Bank
                        and Trust Company, 4.750%
                        dated 06/30/1999, to be
                        repurchased at $246,032 on
                        07/01/1999, collateralized
                        by $210,000 U.S. Treasury
                        Bond, 10.375% maturing
                        11/15/2009 (value $252,098)          246,000
                                                         ------------
TOTAL INVESTMENTS (Cost $53,145,573*)        98.2%         50,880,494
OTHER ASSETS AND LIABILITIES (Net)            1.8             912,482
                                            -----        ------------
NET ASSETS                                  100.0%       $ 51,792,976
                                            =====        ============

------
*  Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
BEF -- Belgian Francs
CAD -- Canadian Dollar
DEM -- German Deutsche Mark
DKK -- Danish Krone
ESP -- Spanish Peseta
FIM -- Finnish Markka
FRF -- French Franc
GBP -- Great British Pound
ITL -- Italian Lira
JPY -- Japanese Yen
NLG -- Netherlands Guilder
SEK -- Swedish Krona

                     See Notes to Financial Statements.




Munder U.S. Government Income Fund
Portfolio of Investments, June 30, 1999

Principal
Amount                                          Value
---------                                       -----

ASSET-BACKED SECURITY -- 1.7%
  (Cost $4,954,723)
 $ 5,000,000  Residential Accreditation
                Loans, Inc.                  $ 5,074,850
                                            ------------
CORPORATE BONDS AND NOTES -- 0.0% #
  (Cost $13,783)
     Finance -- 0.0% #
     $14,128  BankAmerica National Trust          14,478
                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 84.2%
     Federal Home Loan Bank (FHLB) -- 0.8%
  $2,500,000  FHLB,
              5.800% due 09/02/2008            2,393,575
                                            ------------
     Federal Home Loan Mortgage Corporation
       (FHLMC) -- 50.0%
              FHLMC:
   1,594,627  Pool #A01048, Gold,
                8.500% due 02/01/2020          1,658,253
   5,041,258  Pool #E00160, Gold,
                7.000% due 11/01/2007          5,063,137
   1,071,543  Pool #G00479, Gold,
                9.000% due 04/01/2025          1,131,067
   5,500,000  Series 1399, Class Q,
                7.000% due 02/15/2021          5,510,285
   1,000,000  Series 1452, Class PH,
                6.500% due 06/15/2006          1,010,450
   5,800,000  Series 1503, Class PK,
                7.000% due 03/15/2022          5,754,644
   5,000,000  Series 1531, Class M,
                6.000% due 06/15/2008          4,854,750
   5,000,000  Series 1574, Class G,
                6.500% due 04/15/2021          5,007,800
   9,150,000  Series 1574, Class PG,
                6.500% due 02/15/2021          9,141,948
   5,000,000  Series 1603, Class J,
                6.500% due 07/15/2023          4,860,900
   3,375,000  Series 1610, Class PM,
                6.250% due 04/15/2022          3,333,859
   4,300,000  Series 1617, Class C,
                6.500% due 02/15/2023          4,219,375
   4,845,000  Series 1619, Class B,
                6.400% due 01/15/2023          4,795,000
  11,585,000  Series 1633, Class PL,
                6.500% due 03/15/2023         11,320,630
   5,000,000  Series 1638 Class H,
                6.500% due 12/15/2023          4,780,250
   2,000,000  Series 1650, Class H,
                6.250% due 10/15/2022          1,974,360
   9,000,000  Series 1669, Class G,
                6.500% due 02/15/2023          8,956,350
   3,000,000  Series 1671, Class F,
                6.250% due 03/15/2022          2,981,070
   3,800,000  Series 1674, Class VC,
                6.300% due 06/15/2006          3,704,430
   8,000,000  Series 1676, Class H,
                6.500% due 10/15/2022          7,961,440
   4,811,145  Series 1685, Class G,
                6.000% due 09/15/2023          4,697,554
   8,560,000  Series 1702A, Class PD,
                6.500% due 04/15/2022          8,518,313
   1,030,000  Series 1706, Class K,
                7.000% due 03/15/2024          1,021,842
   1,200,000  Series 1722, Class PH,
                6.500% due 08/15/2022          1,194,120
   2,000,000  Series 1848, Class PE,
                7.000% due 09/15/2025          1,984,120
   8,943,000  Series 1865, Class PD,
                7.000% due 12/15/2025          8,657,003
   4,156,000  Series 1866, Class E,
                7.000% due 01/15/2026          4,140,664
   7,000,000  Series 1870, Class VB,
                6.500% due 04/15/2007          6,969,340
   1,045,078  Series 1999, Class PN,
                6.650% due 11/15/2022          1,032,015
   4,257,278  Series 43, Class D,
                10.000% due 06/15/2020         4,600,500
   7,500,000  Series T-7, Class A6,
                7.030% due 08/25/2028          7,507,875
                                            ------------
                                             148,343,344
                                            ------------
     Federal Housing Authority/Veterans
       Administration (FHA/VA) -- 0.3%
     979,646  FHA, Azalea Garden,
                8.500% due 09/01/2030            964,339
                                            ------------
     Federal National Mortgage Association
       (FNMA) -- 26.9%
              FNMA:
      88,446  Pool #040305,
                11.500% due 02/01/2014            98,079
      37,265  Pool #058255,
                11.500% due 11/01/2010            41,331
      77,310  Pool #081585,
                11.500% due 07/01/2012            85,764
   1,263,780  Pool #100081,
                11.500% due 08/01/2016         1,416,230
     136,558  Pool #210448,
                11.500% due 11/01/2015           151,511
   1,388,447  Pool #303105,
                11.000% due 11/01/2020         1,526,764
     162,031  Pool #336457,
                10.500% due 11/01/2020           176,183
   2,950,000  Pool #375618,
                6.420% due 12/01/2007          2,901,768
   3,142,305  Series 1990-117, Class E,
                8.950% due 10/25/2020          3,311,707
   5,000,000  Series 1990-45, Class J,
                9.500% due 05/25/2020          5,444,150
   6,000,000  Series 1993-139, Class H,
                6.750% due 12/25/2021          5,999,760
   7,500,000  Series 1993-144, Class C,
                7.000% due 07/25/2019          7,535,925
   2,000,000  Series 1993-160, Class BC,
                6.500% due 09/25/2022          1,986,300
   5,100,000  Series 1993-163, Class BJ,
                7.000% due 07/25/2006          5,127,795
   3,000,000  Series 1993-198, Class T,
                6.500% due 10/25/2023          2,791,140
  10,319,600  Series 1993-226, Class PN,
                9.000% due 05/25/2022         11,277,362
   3,500,000  Series 1993-240, Class PD,
                6.250% due 12/25/2013          3,388,420
   2,000,000  Series 1993-83, Class VE,
                6.600% due 12/25/2005          1,972,780
   1,500,000  Series 1994-37, Class N,
                6.500% due 03/25/2024          1,463,505
   1,500,000  Series 1994-44, Class H,
                6.500% due 08/25/2022          1,493,430
   1,600,000  Series 1994-60, Class PJ,
                7.000% due 04/25/2024          1,583,488
   7,634,900  Series 1996-28, Class PJ,
                6.500% due 12/25/2024          7,344,316
   5,150,000  Series 1996-70, Class PJ,
                6.500% due 02/25/2026          4,921,958
   6,250,000  Series 1999-17, Class PC,
                6.000% due 12/25/2022          6,089,813
   1,732,476  Series G97-1,Class J,
                6.750% due 02/18/2004          1,748,467
                                            ------------
                                              79,877,946
                                            ------------
     Government National Mortgage Association
       (GNMA) -- 6.1%
              GNMA:
   1,889,305  Pool #780840,
                8.500% due 07/20/2028          1,955,979
  10,100,000  Series 1996-11, Class PD,
                7.000% due 06/20/2025         10,152,419
   6,000,000  Series 1996-9, Class PD,
                7.000% due 01/20/2025          6,032,040
                                            ------------
                                              18,140,438
                                            ------------
     Small Business Administration
       (SBA) -- 0.1%
     320,729  SBA, Pool #503548,
                6.125% due 11/25/2021+++         317,522
                                            ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $252,409,073)                        250,037,164
                                            ------------
U.S. TREASURY OBLIGATIONS -- 13.4%
     U.S. Treasury Bonds -- 13.4%
              U.S. Treasury Bonds:
   1,800,000  8.750% due 11/15/2008            1,988,010
   2,500,000  10.375% due 11/15/2012           3,177,475
   6,000,000  7.500% due 11/15/2016            6,756,180
   4,000,000  8.125% due 08/15/2019            4,823,200
  19,180,000  8.000% due 11/15/2021           23,075,458
                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $40,278,018)                          39,820,323
                                            ------------
REPURCHASE AGREEMENT -- 0.2%
  (Cost $426,000)
     426,000  Agreement with State Street
                Bank and Trust Company,
                4.750% dated 06/30/1999,
                to be repurchased at
                $426,056 on 07/01/1999,
                collateralized by $370,000
                U.S. Treasury Bond,
                10.750% maturing
                05/15/2003
                (value $434,750)                 426,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $42,210,450)            14.2%      $ 42,210,450
                                 -----      ------------
TOTAL INVESTMENTS
   (Cost $340,292,047*)         113.7%       337,583,265
OTHER ASSETS AND
   LIABILITIES (Net)            (13.7)       (40,555,622)
                                -----      -------------
NET ASSETS                      100.0%     $ 297,027,643
                                =====      =============

-------
  * Aggregate cost for Federal tax purposes is $340,338,140.
 ** As of June 30, 1999, the market value of the securities on loan is $41,782,171. Collateral received for securities loaned of $42,210,450 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+++ Variable rate security. The interest rate shown reflects the rate currently in effect.
  # Amount represents less than 0.1% of net assets.

                     See Notes to Financial Statements.




Munder Michigan Tax-Free Bond Fund
Portfolio of Investments, June 30, 1999

                                                                 Rating (Unaudited)
Principal                                                        ------------------
Amount                                                              S&P   Moody's     Value
---------                                                           ---   -------     -----
MUNICIPAL BONDS AND NOTES -- 98.5%
     Michigan -- 98.5%
$1,000,000     Auburn Hills, Michigan, Building Authority,
                          Refunding, (AMBAC Insured),
                          5.000% due 11/01/2017                     AAA    Aaa      $ 953,630
 1,000,000     Birmingham, Michigan, City School District,
                          7.000% due 11/01/2008                     AA+    Aa2      1,136,340
   625,000     Cadillac, Michigan, Area Public Schools,
                          Pre-refunded,
                          5.375% due 05/01/2012                     AAA    Aaa        649,325
 1,000,000     Central Michigan University Revenue,
                          (FGIC Insured),
                          5.500% due 10/01/2026                     AAA    Aaa      1,048,340
   610,000     Clarkston, Michigan, Community Schools,
                          GO, Pre-refunded,
                          5.750% due 05/01/2016                     AAA    Aaa        650,095
   515,000     Clinton Township, Michigan Building Authority,
                          Refunding, (AMBAC Insured),
                          4.750% due 11/01/2012                     AAA     NR        497,531
   600,000     Clintondale Community Schools, Michigan, GO,
                          5.250% due 05/01/2015                     AA+    Aa2        596,016
                De Witt, Michigan, Public Schools, GO:
                          750,000 4.700% due 05/01/2012             AAA    Aaa        714,915
 1,055,000      AMBAC Insured, Q-SBLF,
                          5.500% due 05/01/2011                     AAA    Aaa      1,102,602
   700,000      Dearborn School District, Michigan, GO,
                          (MBIA Insured),
                          5.000% due 05/01/2014                     AAA    Aaa        681,905
 1,300,000      Detroit, Michigan, City School District,
                          Series C, (FGIC Insured),
                          5.250% due 05/01/2011                     AAA    Aaa      1,320,046
 1,055,000      Detroit, Michigan, Water Supply System,
                          (MBIA Insured), Series B,
                          5.400% due 07/01/2011                     AAA    Aaa      1,089,456
                Detroit, Michigan, Water Supply Systems, Revenue:
   500,000                Series A,
                          5.000% due 07/01/2027                     AAA    Aaa        459,865
   375,000                Series A,
                          5.750% due 07/01/2011                     AAA    Aaa        398,959
  1,000,000     Dexter Community Schools, Michigan, GO,
                          5.100% due 05/01/2018                     AAA    Aaa        976,200
  1,000,000     Eastern Michigan University Revenue, GO,
                          (FGIC Insured),
                          5.500% due 06/01/2017                     AAA    Aaa      1,017,800
    500,000     Farmington Hills, Michigan, Hospital Revenue,
                          Botsford General Hospital, Series A,
                          Pre-refunded,
                          6.500% due 02/15/2022                     AAA    Aaa        536,175
  1,000,000     Farmington Michigan, Public School District,
                          Refunding,
                          5.000% due 05/01/2003                     AA     Aa2      1,019,060
  1,000,000     Ferris State University, Michigan,
                          Revenue Refunding,
                          (MBIA Insured),
                          5.250% due 10/01/2015                     AAA    Aaa      1,003,450
    750,000     Fowlerville, Michigan, Community School
                           District, Refunding (FSA Insured),
                          4.500% due 05/01/2015                     AAA    Aaa        682,290
                Grand Rapids, Michigan:
    500,000               Building Authority,
                          4.550% due 04/01/2010                     AA-    Aa3        473,645
    705,000               Building Authority,
                          5.000% due 04/01/2016                     AA-    Aa3        682,306
  1,000,000     Community College Refunding, GO,
                          (MBIA Insured),
                          5.375% due 05/01/2019                     AAA    Aaa        988,450
  1,000,000     Grand Traverse County, Michigan Hospital,
                          Munson Healthcare, Series A,
                          Pre-refunded,
                          6.250% due 07/01/2022                     AAA    Aaa      1,072,580
    635,000     Grand Valley, Michigan State University Revenue,
                          5.500% due 02/01/2018                     AAA     NR        649,072
    500,000     Hesperia, Michigan Community Schools,
                          5.625% due 05/01/2017                     AAA    Aaa        528,130
    500,000     Holland, Michigan, Water Supply Systems,
                          5.375% due 07/01/2017                     A+     A1         499,805
  1,100,000     Ingham County Michigan, Refunding, (FSA Insured),
                          5.125% due 11/01/2012                     AAA    Aaa      1,100,121
    610,000     Kalamazoo, Michigan, Building Authority,
                          5.250% due 10/01/2017                     AAA    Aaa        607,767
  1,000,000     Kalamazoo, Michigan, City School District, GO,
                          (FGIC Insured),
                          5.700% due 05/01/2016                     AAA    Aaa      1,064,980
  1,500,000     Kalamazoo, Michigan, Hospital Finance Authority
                          Revenue, Series A, (FGIC Insured),
                          6.250% due 06/01/2014                     AAA    Aaa      1,638,720
    500,000     Kenowa Hills, Michigan, Public Schools, GO,
                          (MBIA Insured),
                          5.625% due 05/01/2010                     AAA    Aaa        515,750
    760,000     Kent County, Michigan, Airport Facility Revenue,
                          4.750% due 01/01/2016                     AAA    Aa1        707,134
    600,000     Kent County, Michigan, Board County Road,
                          Michigan Transportation,
                          4.250% due 08/01/2003                     AA-    Aa3        600,948
  1,000,000     Kent County, Michigan, Building Authority,
                          4.750% due 06/01/2011                     AAA    Aa2        951,450
                Lincoln, Michigan, Consolidate School District:
    650,000              7.000% due 05/01/2005                      AA+    Aa1        729,749
    500,000              FSA Insured,
                         5.000% due 05/01/2018                      AAA    Aaa        473,625
  1,000,000     Lincoln, Michigan, School District, Refunding,
                         5.000% due 05/01/2011                      AAA    Aaa        993,390
  1,000,000     Lowell, Michigan, Area Schools, (FGIC Insured),
                         5.625% due 05/01/2009                      AAA    Aaa      1,041,340
                Michigan Municipal Bond Authority Revenue:
    550,000              Local Government Loan (AMBAC Insured),
                         4.550% due 05/01/2008                      AAA    NR         535,244
  1,000,000     School Loan,
                         5.250% due 12/01/2010                      AA     Aa2      1,015,880
  1,250,000     State Revolving Fund,
                         5.125% due 10/01/2020                      AA+    Aa1      1,197,587
  1,100,000     Michigan Public Power Agency Revenue,
                         (Belle River Project),
                         Series A,
                         5.250% due 01/01/2018                      AA-    A1       1,064,470
                Michigan State Building Authority Revenue:
  1,000,000              Facilities Project, Series 1,
                         5.000% due 10/15/2014                      AA     Aa2        970,580
  1,000,000              Refunding Facilities Program, Series 1,
                         4.750% due 10/15/2021                      AA     Aa2        904,220
  1,000,000     Michigan State Comprehensive Transportation
                         Revenue Series A, (MBIA Insured),
                         5.250% due 08/01/2012                      AAA    Aaa      1,010,220
  1,200,000     Michigan State Enviromental Protection
                         Program, GO,
                         6.250% due 11/01/2012                      AA+    Aa1      1,332,636
                Michigan State Environmental Protection Program:
                         500,000 5.000% due 11/01/2011              AA+    Aa1        494,805
  1,000,000              6.000% due 11/01/2006                      AA+    Aa1      1,078,200
                Michigan State Hospital Finance Authority Revenue:
  1,000,000              Genesys Health System, Series A,
                         7.500% due 10/01/2027                      AAA   Baa2      1,155,570
    500,000              Hackley Hospital, Series A,
                         4.800% due 05/01/2005                      NR    A3          493,600
  1,000,000              Henry Ford Continuing Care, Series A,
                         5.250% due 11/15/2025                      AA-   Aa3         937,670
  1,000,000              Mercy Health Services, Series S,
                         5.500% due 08/15/2020                      AA-   Aa3         994,980
    715,000              Saint John Hospital & Medical
                         Center, Series A,
                         6.000% due 05/15/2010                      AAA   Aaa         770,913
                Michigan State Housing Development Authority:
  1,000,000              Series A, (AMBAC Insured),
                         6.450% due 12/01/2014                      AA+   NR        1,039,740
    500,000              Series A, AMT, (AMBAC Insured),
                         6.050% due 12/01/2027                      AAA   Aaa         511,440
  1,000,000     Michigan State Housing Development Rental Revenue,
                         AMT Series C,
                         5.050% due 10/01/2015                      AAA   Aaa         954,680
    750,000     Michigan State Housing Single Family Mortgage,
                         Series B, AMT,
                         5.200% due 12/01/2018                      AAA   NR          717,135
  1,000,000     Michigan State Trunk Line, Series A,
                         5.250% due 11/01/2011                      AA-   Aa3       1,015,020
  1,000,000     Michigan State Trunk Line Highway Revenue,
                         Pre-refunding,
                         Series A, (FGIC Insured),
                         5.500% due 11/01/2016                      AAA   Aaa       1,056,110
  1,500,000     Montrose, Michigan, School District, GO,
                         (MBIA Insured, Q-SBLF),
                         6.200% due 05/01/2017                      AAA   Aaa       1,657,935
    500,000     Oakland Community College, Michigan, Refunding
                         and Improvement, GO, (MBIA Insured),
                         5.250% due 05/01/2018                      AAA   Aaa         491,700
                Oakland County Michigan:
    700,000              Detroit Country Day School Project,
                         4.950% due 10/01/2018                      NR    Aaa         649,012
  1,000,000              Novi Wastewater Control Systems,
                         5.000% due 05/01/2007                      AA+   Aa3       1,019,670
  1,000,000     Plainwell, Michigan Community School District,
                         Refunding, (FSA Insured),
                         5.000% due 05/01/2018                      AAA   Aaa         947,250
    500,000     Redford, Michigan Union School District, MB,
                         5.500% due 05/01/2014                      AAA   Aaa         514,180
  1,500,000     Redford, Michigan Union School District,
                         Refunding,
                         5.000% due 05/01/2022                      AAA   Aaa       1,431,195
  1,000,000     Redford, Michigan, Unified School District, GO,
                         (FGIC Insured, Q-SBLF),
                         5.750% due 05/01/2011                      AAA   Aaa       1,067,870
  1,750,000     Rochester Community School District,
                         Michigan, GO,
                         (MBIA Insured),
                         5.000% due 05/01/2019                      AAA   Aaa       1,681,680
    750,000     Rockford Michigan Public Schools,
                         (FGIC Insured),
                         6.500% due 05/01/2009                      AAA   Aaa         839,160
  1,000,000     Saint Johns, Michigan, Public Schools
                          District, GO,
                         (FGIC Insured, Q-SBLF),
                         5.625% due 05/01/2020                      AAA   Aaa       1,059,420
  1,000,000     South Lake, Michigan, Public Schools System,
                         (FGIC Insured),
                         5.125% due 05/01/2014                      AAA   Aaa         989,970
  1,000,000     South Redford, Michigan, School District, GO,
                         (FGIC Insured, Q-SBLF),
                         5.350% due 05/01/2010                      AAA   Aaa       1,035,430
    750,000     Three Rivers, Michigan, Community Schools,
                         Pre-refunded,
                         5.600% due 05/01/2010                      AAA   Aaa         794,400
  1,000,000     West Bloomfield School District, Michigan, GO,
                         (MBIA Insured),
                         5.125% due 05/01/2014                      AAA   Aaa         983,890
  1,000,000     Williamston, Michigan, Community School
                          District,
                         (MBIA Insured),
                         5.500% due 05/01/2025                      AAA   Aaa       1,016,710
    500,000     Willow Run, Michigan, Community Schools, GO,
                         (AMBAC Insured, Q-SBLF),
                         5.000% due 05/01/2016                      AAA   Aaa         480,085
                                                                                 ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $68,351,435)                                                               67,763,219
                                                                                 ------------
Shares
---------
SHORT-TERM INVESTMENTS -- 0.6%
  (Cost $425,383)
    425,383  Valiant Fund Tax Exempt Money Market                                     425,383
                                                                                 ------------
TOTAL INVESTMENTS (Cost $68,776,818*)                                    99.1%     68,188,602
OTHER ASSETS AND LIABILITIES (Net)                                        0.9         584,680
                                                                        -----    ------------
NET ASSETS                                                              100.0%   $ 68,773,282
                                                                        =====    ============
---------
*  Aggregate cost for Federal tax purposes is $68,784,260.

ABBREVIATIONS:
AMBAC    -- American Municipal Bond Assurance Corporation
AMT      -- Alternative Minimum Tax
FGIC     -- Federal Guaranty Insurance Corporation
FSA      -- Financial Security Assurance
GO       -- Government Obligation Bonds
MBIA     -- Municipal Bond Investors Assurance
Q-SBLF   -- Qualified School Bond Loan Fund

                     See Notes to Financial Statements.

Munder Tax-Free Bond Fund
Portfolio of Investments, June 30, 1999

                                                                       Rating (Unaudited)
Principal                                                              ------------------
Amount                                                                   S&P    Moody's         Value
---------                                                                ---    -------         -----
MUNICIPAL BONDS AND NOTES -- 95.6%
      Arizona -- 1.5%
   $ 1,600,000   Phoenix, Arizona Water Systems
                    Revenue, ETM,
                    8.000% due 06/01/2003                                 AAA      Aaa        $ 1,804,400
     1,000,000   Tempe, Arizona, High School
                    District Number 213,
                    (FGIC Insured),
                    4.500% due 07/01/2010                                 AAA      Aaa            956,870
                                                                                             ------------
                                                                                                2,761,270
                                                                                             ------------
      California -- 2.3%
     2,905,000   Perris, California Community
                    Facilities Revenue, ETM,
                    8.750% due 10/01/2021                                 AAA      Aaa          4,152,029
                                                                                             ------------
      Colorado -- 0.8%
     1,350,000   Colorado Health Facilities,
                    Hospital Revenue Bonds,
                    Series A, Pre-refunded,
                    6.875% due 02/15/2023                                 NR       Aaa          1,483,353
                                                                                             ------------
      Delaware -- 0.9%
     1,555,000   Delaware State Economic Development
                    Authority, Osteopathic Hospital
                    Associates Delaware,
                    Series A, ETM,
                    6.500% due 01/01/2008                                 NR       Aaa          1,698,138
                                                                                             ------------
      District of Columbia -- 1.3%
     2,500,000   District of Columbia, Washington,
                    Revenue, Smithsonian Institution,
                    5.000% due 02/01/2028                                 AAA      Aaa          2,277,575
                                                                                             ------------
      Florida -- 13.3%
     2,000,000   Dade County, Florida, GO, (FGIC Insured),
                    12.000% due 10/01/2001                                AAA      Aaa          2,331,220
     2,000,000   Florida State, Board of Education,
                    Administrative
                    Capital Revenue,
                    8.400% due 06/01/2007                                 AA+      Aa2          2,467,740
     3,000,000   Gainesville, Florida, Utility Systems
                    Revenue, Series A,
                    6.500% due 10/01/2012                                 AA       Aa3          3,381,150
     2,500,000   Orlando, Florida, Utilities Commission,
                    Water and Electric
                    Revenue Refunding, Series D,
                    6.750% due 10/01/2017                                 AA-      Aa2          2,891,150
                 Palm Beach County, Florida:
     2,285,000      Criminal Justice, (FGIC Insured),
                    5.750% due 06/01/2013                                 AAA      Aaa          2,430,989
     3,050,000      GO,
                    6.750% due 07/01/2011                                 AA       Aa2          3,508,140
   $ 5,785,000   Port Everglades, Florida, Port Authority
                    Revenue, ETM,
                    7.125% due 11/01/2016                                 AAA      Aaa          6,919,959
                                                                                             ------------
                                                                                               23,930,348
                                                                                             ------------
      Georgia -- 4.4%
                 Georgia State, GO:
     2,500,000      7.400% due 08/01/2007                                 AAA      Aaa          2,942,050
     2,000,000      Series B,
                    6.250% due 03/01/2011                                 AAA      Aaa          2,216,120
     2,500,000   Metro Atlanta Rapid Transit Authority,
                    Series K,
                    6.250% due 07/01/2018                                 AA-      A1           2,706,800
                                                                                             ------------
                                                                                                7,864,970
                                                                                             ------------
      Hawaii -- 1.3%
     2,000,000   Honolulu, Hawaii, GO,
                    7.350% due 07/01/2008                                 AA-      Aa3          2,345,440
                                                                                             ------------
      Illinois -- 5.5%
     1,000,000   Addison, Illinois, Single-family
                    Mortgage Revenue, ETM,
                    7.500% due 04/01/2011                                 AAA      NR           1,145,570
     2,500,000   Chicago, Illinois, Wastewater
                    Transmission Revenue,
                    (FGIC Insured),
                    5.375% due 01/01/2013                                 AAA      Aaa          2,538,875
     2,500,000   Du Page County, Illinois,
                    Stormwater Project,
                    5.600% due 01/01/2021                                 AAA      Aaa          2,551,325
     2,500,000   Illinois State, Sales Tax
                    Revenue, Series Y,
                    5.250% due 06/15/2009                                 AAA      Aa2          2,563,025
     1,000,000   Regional Transport Authority,
                    Illinois, (FGIC Insured),
                    6.000% due 06/01/2015                                 AAA      Aaa          1,076,640
                                                                                             ------------
                                                                                                9,875,435
                                                                                             ------------
      Indiana -- 3.0%
     3,000,000   Indiana State Office Building Capital
                    Revenue, (MBIA Insured),
                    7.400% due 07/01/2015                                 AAA      Aaa          3,677,160
     1,525,000   Indiana Transportation Finance Airport
                    Lease, Refunding
                    Series A, (AMBAC Insured),
                    6.000% due 11/01/2010                                 AAA      Aaa          1,652,200
                                                                                             ------------
                                                                                                5,329,360
                                                                                             ------------
      Louisiana -- 0.6%
     1,100,000   Shreveport, Louisiana, Refunding,
                    5.000% due 02/01/2013                                 AAA      Aaa          1,086,844
                                                                                             ------------
      Maryland -- 1.8%
     2,000,000   Baltimore, Maryland, Series A,
                    (FGIC Insured),
                    5.900% due 07/01/2010                                 AAA      Aaa          2,149,980
     1,000,000   Prince Georges County, Maryland
                    GO, Public Improvement,
                    (MBIA Insured),
                    5.000% due 04/15/2006                                 AAA      Aaa          1,022,320
                                                                                             ------------
                                                                                                3,172,300
                                                                                             ------------
      Massachusetts -- 5.9%
     3,500,000   Massachusetts Bay Transport Authority,
                    General Transportation
                    Systems, Series A, (MBIA Insured),
                    5.500% due 03/01/2011                                 AAA      Aaa          3,620,330
     1,150,000   Massachusetts State, Series C,
                    5.250% due 08/01/2010                                 AA-      Aa3          1,168,814
     1,000,000   Massachusetts State Port Authority Revenue,
                    Refunding Series A,
                    5.750% due 07/01/2012                                 AA-      Aa3          1,056,990
     2,000,000   Massachusetts State, Grant Anticipation
                    Notes, Series A,
                    5.250% due 12/15/2012                                 NR       Aa3          2,010,860
     3,000,000   Massachusetts State, Turnpike Authority
                    Revenue, Department f Transportation,
                    Senior Series A, (MBIA Insured),
                    5.125% due 01/01/2023                                 AAA      Aaa          2,845,080
                                                                                             ------------
                                                                                               10,702,074
                                                                                             ------------
      Michigan -- 17.3%
     1,500,000   Birmingham, Michigan City School District,
                    5.000% due 11/01/2018                                 AA+      Aa2          1,419,705
     1,500,000   Clarkston, Michigan, Community Schools,
                    GO, Pre-refunded,
                    5.750% due 05/01/2016                                 AAA      Aaa          1,598,595
     1,500,000   Detroit, Michigan, City School District,
                    GO, Series C, (FGIC Insured),
                    5.250% due 05/01/2011                                 AAA      Aaa          1,523,130
     1,000,000   Farmington Michigan, Public School
                    District, Refunding,
                    5.000% due 05/01/2003                                 AA       Aa2          1,019,060
     2,000,000   Grand Valley, Michigan State University Revenue,
                    (FGIC Insured),
                    5.500% due 02/01/2018                                 AAA      NR           2,044,320
     1,625,000   Jenison, Michigan, Public Schools, Pre-refunded,
                    5.250% due 05/01/2015                                 AAA      Aaa          1,628,055
     2,120,000   Kent County, Michigan, Building Authority, GO,
                    4.875% due 06/01/2012                                 AAA      Aa1          2,041,475
                 Michigan Municipal Bond Authority Revenue:
     1,000,000      School Loan,
                    5.000% due 12/01/2008                                 AA       Aa2          1,009,170
     1,000,000      School Loan,
                    5.250% due 12/01/2010                                 AA       Aa2          1,015,880
     5,000,000   Michigan State Enviromental Protection
                    Program, GO,
                    6.250% due 11/01/2012                                 AA+      Aa1          5,552,650
     2,000,000   Michigan State Environmental Protection Program,
                    5.000% due 11/01/2011                                 AA+      Aa1          1,979,220
                 Michigan State, Hospital Finance Authority Revenue:
     2,250,000      Henry Ford Health System, (AMBAC Insured),
                    6.000% due 09/01/2011                                 AAA      Aaa          2,445,795
     1,000,000      McLaren Health Care Corporation Series A,
                    5.250% due 06/01/2009                                 NR       A1             997,930
     1,000,000      Saint John Hospital & Medical Center Series A,
                    (AMBAC Insured),
                    6.000% due 05/15/2010                                 AAA      Aaa          1,078,200
     1,000,000   Michigan State, Housing Development Rental Revenue,
                    AMT, Series C,
                    5.050% due 10/01/2015                                 AAA      Aaa            954,680
     2,500,000   Rochester Community School District, Michigan, GO,
                    Pre-refunded, (Q-SBLF),
                    5.000% due 05/01/2019                                 AAA      Aaa          2,402,400
     1,500,000   South Lake, Michigan, Public Schools System,
                    (FGIC Insured),
                    5.125% due 05/01/2014                                 AAA      Aaa          1,484,955
     1,000,000   Western Michigan University Revenues,
                    Pre-refunded,
                    6.125% due 11/15/2022                                 AAA      Aaa          1,073,130
                                                                                             ------------
                                                                                               31,268,350
                                                                                             ------------
      Minnesota -- 1.4%
     2,500,000   University of Minnesota, Series A,
                    5.500% due 07/01/2021                                 AA       Aa2          2,551,500
                                                                                             ------------
      Missouri -- 0.6%
     1,000,000   St. Louis County, Missouri,
                    5.250% due 02/01/2008                                 AAA      Aaa          1,035,720
                                                                                             ------------
      Nevada -- 2.1%
                 Nevada State:
     1,000,000      Refunding,
                    6.000% due 05/15/2010                                 AA       Aa2          1,078,200
     2,500,000      Refunding Series A1,
                    6.000% due 05/15/2009                                 AA       Aa2          2,693,450
                                                                                             ------------
                                                                                                3,771,650
                                                                                             ------------
      New Mexico -- 0.6%
     1,000,000   Bernalillo County, New Mexico,
                    Gross Receipts,
                    5.750% due 10/01/2017                                 AA       Aa3          1,052,370
                                                                                             ------------
      North Carolina -- 3.1%
     3,000,000   Charlotte, North Carolina,
                    5.000% due 06/01/2006                                 AAA      Aaa          3,075,330
     2,500,000   North Carolina, Municipal Power
                    Agency, Catawba Electric
                    Revenue, (AMBAC Insured), ETM,
                    5.500% due 01/01/2013                                 AAA      Aaa          2,596,000
                                                                                             ------------
                                                                                                5,671,330
                                                                                             ------------
      Ohio -- 5.0%
     1,000,000   Cleveland, Ohio, GO, (MBIA Insured),
                    4.400% due 10/01/2011                                 AAA      Aaa            930,360
     1,350,000   Cleveland, Ohio, Waterworks Revenue,
                    (MBIA Insured),
                    5.500% due 01/01/2021                                 AAA      Aaa          1,387,948
     2,500,000   Columbus, Ohio, Series 2,
                    5.000% due 06/15/2015                                 AAA      Aaa          2,437,775
     2,000,000   Ohio State, GO,
                    6.650% due 09/01/2009                                 AA+      Aa1          2,254,180
                 University Cincinnati, Ohio, General Receipts:
       585,000      Series AA,
                    5.500% due 06/01/2012                                 A-1      Aa             592,710
     1,450,000      Series T,
                    5.500% due 06/01/2013                                 A-1      Aa           1,495,139
                                                                                             ------------
                                                                                                9,098,112
                                                                                             ------------
      Oklahoma -- 0.7%
     1,000,000   Blackwell, Oklahoma, Hospital and Trust Authority,
                    First Mortgage Revenue, (Blackwell
                    Regional Hospital), ETM,
                    8.350% due 05/01/2009                                 AAA      NR           1,196,640
                                                                                             ------------
      Oregon -- 0.5%
     1,025,000   Tualatin Hills, Oregon, Park and Recreational
                    District, GO, (FGIC Insured),
                    4.600% due 03/01/2011                                 AAA      Aaa            986,901
                                                                                             ------------
      Pennsylvania -- 2.6%
     2,500,000   Pennsylvania Intergovernmental
                    Cooperative, Philadelphia
                    Funding Program, Pre-refunded,
                    6.750% due 06/15/2021                                 AAA      Aaa          2,776,575
     2,000,000   Pennsylvania State, GO,
                    5.000% due 10/15/2015                                 AA       Aa3          1,938,820
                                                                                             ------------
                                                                                                4,715,395
                                                                                             ------------
      Rhode Island -- 0.6%
     1,000,000   Rhode Island Depositors Economic
                    Protection, ETM,
                    5.800% due 08/01/2012                                 AAA      Aaa          1,062,920
                                                                                             ------------
      South Carolina -- 1.3%
     2,215,000   South Carolina, State Highway, Series B,
                    5.650% due 07/01/2021                                 AAA      Aaa          2,318,684
                                                                                             ------------
      Tennessee -- 1.4%
     1,475,000   Johnson City, Tennessee, Water & Sewer,
                    (FGIC Insured),
                    4.750% due 06/01/2013                                 AAA      Aaa          1,417,859
     1,000,000   Williamson County, Tennessee, Refunding, GO,
                    5.500% due 09/01/2014                                 NR       Aa1          1,035,190
                                                                                             ------------
                                                                                                2,453,049
                                                                                             ------------
      Texas -- 9.0%
     1,000,000   Harris County, Texas, Toll Road Series A,
                    Pre-refunded,
                    6.125% due 08/15/2020                                 AAA      Aa2          1,089,300
     4,000,000   Houston, Texas, Airport Systems Revenue, ETM,
                    9.500% due 07/01/2010                                 AAA      Aaa          5,117,000
     2,750,000   Houston, Texas, Water & Sewer Systems Revenue,
                    Series A, Pre-refunded,
                    6.200% due 12/01/2023                                 AAA      Aaa          2,991,505
                 San Antonio, Texas, Electric & Gas Revenue:
       995,000      Series A,
                    5.000% due 02/01/2012                                 AA       Aa1            981,846
         5,000      Series A, ETM,
                    5.000% due 02/01/2012                                 AA       Aa1              4,918
     2,000,000   Spring, Texas, Independent School District
                    Authority, GO, (PSFG),
                    6.875% due 08/15/2009                                 AAA      Aaa          2,262,780
     2,000,000   Texas State, Refunding Water Financial
                    Assistance, Series C,
                    5.000% due 08/01/2018                                 AA       Aa1          1,914,380
     2,000,000   University Texas Permanent University Fund,
                    4.750% due 07/01/2018                                 AAA      Aaa          1,844,280
                                                                                             ------------
                                                                                               16,206,009
                                                                                             ------------
      Utah -- 1.2%
     2,000,000   Utah State, Building Ownership Authority,
                    5.500% due 05/15/2009                                 AAA      Aaa          2,076,020
                                                                                             ------------
      Virginia -- 1.3%
     2,500,000   Richmond, Virginia, Series B,
                    5.000% due 01/15/2021                                 AAA      Aaa          2,364,375
                                                                                             ------------
      Washington -- 2.3%
     1,815,000   Douglas County, Washington, Public Utility
                    District No.1, GO, (Wells Hydroelectric
                    Project), Pre-refunded,
                    8.750% due 09/01/2018                                 A+        A           2,335,088
     1,000,000   King County, Washington, Series B,
                    (MBIA Insured),
                    4.750% due 01/01/2020                                 AAA      Aaa            903,830
     1,000,000   Vancouver, Washington, Water & Sewer Revenue,
                    (MBIA Insured),
                    4.250% due 06/01/2009                                 AAA      Aaa            941,440
                                                                                             ------------
                                                                                                4,180,358
                                                                                             ------------
      Wisconsin -- 2.0%
     1,500,000   Wisconsin State, GO,
                    5.000% due 11/01/2007                                 AA       Aa2          1,522,515
                 Wisconsin State, Transportation Revenue:
     1,000,000      Series A,
                    5.500% due 07/01/2011                                 AA-      A1           1,035,190
     1,000,000      Series A,
                    5.500% due 07/01/2012                                 AA-      A1           1,034,470
                                                                                             ------------
                                                                                                3,592,175
                                                                                             ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $171,487,967)                                                                         172,280,694
                                                                                             ------------
SHORT-TERM INVESTMENTS -- 2.9%
  (Cost $5,152,947)
     5,152,947 Valiant Fund Tax Exempt Money Market                                          $  5,152,947
                                                                                             ------------
TOTAL INVESTMENTS (Cost $176,640,914*)                                           98.5%        177,433,641
OTHER ASSETS AND LIABILITIES (Net)                                                1.5           2,773,338
                                                                                -----        ------------
NET ASSETS                                                                      100.0%       $180,206,979
                                                                                =====        ============
-------
*Aggregate cost for Federal tax purposes is $176,641,277.

ABBREVIATIONS:
AMBAC    -- American Municipal Bond Assurance Corporation
ETM      -- Escrowed to Maturity
FGIC     -- Federal Guaranty Insurance Corporation
GO       -- Government Obligation Bonds
MBIA     -- Municipal Bond Investors Assurance
PSFG     -- Permanent School Fund Guaranteed
Q-SBLF   -- Qualified School Bond Loan Fund

                     See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
Portfolio of Investments, June 30, 1999

                                                                     Rating (Unaudited)
Principal                                                            -----------------
Amount                                                                 S&P     Moody's            Value
---------                                                              ---     -------            -----
MUNICIPAL BONDS AND NOTES -- 97.7%
      Alabama -- 1.7%
   $ 3,500,000   Alabama State Public School and College
                    Authority Revenue, Series A,
                    5.750% due 08/01/2003                              AA       Aa3        $  3,683,120
     1,000,000   Huntsville, Alabama Health Care,
                    Series B, Pre-refunded,
                    6.625% due 06/01/2023                              AAA      Aaa           1,108,590
                                                                                           ------------
                                                                                              4,791,710
                                                                                           ------------
      Arizona -- 2.2%
     3,000,000   Phoenix, Arizona, Pre-refunded, GO,
                    7.500% due 07/01/2004                              AA+      Aa1           3,402,810
     2,500,000   Tempe, Arizona, High School District, GO,
                    6.250% due 07/01/2004                              AAA      Aaa           2,701,900
                                                                                           ------------
                                                                                              6,104,710
                                                                                           ------------
      California -- 3.3%
     3,000,000   Los Angeles County, California,
                    Metropolitan Transportation
                    Authority, Sales Tax Revenue,
                    Series B, (AMBAC Insured),
                    8.000% due 07/01/2003                              AAA      Aaa           3,401,460
     5,070,000   Sacramento County, California,
                    Sanitation District Financing
                    Authority Revenue,
                    9.000% due 12/01/2002                              AA       Aa3           5,835,570
                                                                                           ------------
                                                                                              9,237,030
                                                                                           ------------
      Delaware -- 0.9%
     2,500,000   Delaware State, GO, Series A,
                    5.000% due 01/01/2007                              AA+      Aa1           2,540,575
                                                                                           ------------
      Florida -- 5.0%
     4,000,000   Dade County, Florida, School District,
                    (MBIA Insured),
                    6.000% due 07/15/2005                              AAA      Aaa           4,284,560
     2,500,000   Florida State, Board of Education,
                    Capital Outlay, Series D,
                    6.000% due 06/01/2005                              AA+      Aa2           2,681,225
     3,650,000   Jacksonville, Florida, Electric
                    Authority Revenue, St. John's River
                    Power Park System, Series 10,
                    6.500% due 10/01/2003                              AA       Aa2           3,946,051
     3,000,000   Orlando, Florida, Utilities Commission,
                    Water and Electric
                    Revenue, Series A, Pre-refunded,
                    6.500% due 10/01/2020                              AA-      Aaa           3,206,910
                                                                                           ------------
                                                                                             14,118,746
                                                                                           ------------
      Georgia -- 0.8%
     1,975,000   Georgia State, Series C,
                    7.250% due 07/01/2006                              AAA      Aaa           2,279,644
                                                                                           ------------
      Hawaii -- 2.5%
     3,000,000   Hawaii State, GO, Series BZ,
                    6.250% due 10/01/2002                              A+       A1            3,169,170
     3,650,000   Honolulu, Hawaii, City and County,
                    GO, Series A, ETM,
                    10.000% due 08/01/2000                             AA-      Aaa           3,894,732
                                                                                           ------------
                                                                                              7,063,902
                                                                                           ------------
      Illinois -- 8.8%
     2,000,000   Chicago, Illinois, Emergency Telephone
                    Systems Pre-refunding,
                    (FGIC Insured),
                    4.500% due 01/01/2003                              AAA      Aaa           2,000,620
     4,500,000   Chicago, Illinois, Metropolitan Water District,
                    Capital Improvement,
                    6.700% due 01/01/2003                              AA       Aa2           4,820,580
     6,000,000   Illinois Educational Facilities
                    Authority Revenues, Mandatory
                    Put 11/01/2007,
                    4.850% due 11/01/2032                              AA+      Aa1           6,024,780
     2,000,000   Illinois Health Facilities Authority
                    Revenue, Pre-refunded,
                    5.500% due 05/15/2023                              AAA      Aaa           2,107,340
     4,000,000   Illinois State Sales Tax Revenue, Series Y,
                    5.250% due 06/15/2007                              AAA      Aa2           4,125,920
     4,525,000   Lake County, Illinois, Adalai E.
                    Stevenson School District,
                    No. 125, 5.500% due 01/01/2003                     NR       Aa1           4,688,805
     1,000,000   Waukegan, Illinois, Series A, Pre-refunded,
                    6.750% due 11/15/2013                              AAA      Aaa           1,119,220
                                                                                           ------------
                                                                                             24,887,265
                                                                                           ------------
      Indiana -- 1.5%
     4,000,000   Kokomo, Indiana, Hospital Authority Revenue,
                    Saint Joseph's Hospital, Pre-refunded,
                    6.350% due 08/15/2013                              AAA      Aaa           4,357,760
                                                                                           ------------
      Maryland -- 3.8%
                 Maryland State:
     3,000,000      5.250% due 06/15/2006                              AAA      Aaa           3,118,140
     2,275,000      State & Local Facilities Series 3, GO,
                    5.000% due 10/15/2005                              AAA      Aaa           2,338,609
     5,000,000   Prince George's County, Maryland,
                    Consolidated Public
                    Improvement, GO, (MBIA Insured),
                    6.250% due 01/01/2005                              AAA      Aaa           5,417,450
                                                                                           ------------
                                                                                             10,874,199
                                                                                           ------------
      Massachusetts -- 0.8%
     2,000,000   Massachusetts Water Resource Authority Revenue,
                    Series A, Pre-refunded,
                    6.750% due 07/15/2012                              AAA      Aaa           2,174,540
                                                                                           ------------
      Michigan -- 27.6%
     1,415,000   Birmingham, Michigan, City School District,
                    7.000% due 11/01/2007                              AA+      Aa2           1,622,467
     2,500,000   Caledonia, Michigan, Community Schools,
                    (AMBAC Insured), Pre-refunded,
                    6.700% due 05/01/2022                              AAA      Aaa           2,703,950
     1,000,000   Clarkston, Michigan, Community
                    Schools, Pre-refunded,
                    5.750% due 05/01/2016                              AAA      Aaa           1,065,730
                 Detroit, Michigan, Sewage Disposal Revenue:
     1,000,000      Series A,
                    4.600% due 07/01/2004                              AAA      Aaa           1,005,380
     1,410,000      Series A, (FGIC Insured), Pre-refunded,
                    5.700% due 07/01/2013                              AAA      NR            1,500,043
     2,000,000   Detroit, Michigan, Water Supply Systems Revenue,
                    Senior Lien, Series A,
                    5.250% due 07/01/2006                              AAA      Aaa           2,064,760
     2,000,000   Farmington Hills, Michigan, Hospital
                    Authority Revenue, Botsford General Hospital,
                    Series A, (MBIA Insured),
                    6.500% due 02/15/2022                              AAA      Aaa           2,144,700
     2,350,000   Gaylord, Michigan, Community Schools,
                    GO, Pre-refunded,
                    6.600% due 05/01/2021                              AA       Aa2           2,532,266
     3,075,000   Goodrich, Michigan, Area School
                    District, Pre-refunded,
                    5.875% due 05/01/2024                              AAA      Aaa           3,320,139
     1,000,000   Lake Orion, Michigan, Community School
                    District, Pre-refunded,
                    7.000% due 05/01/2020                              AAA      Aaa           1,128,910
     2,000,000   Livonia, Michigan, Public Schools,
                    (FGIC Insured),
                    Series II, Pre-refunded,
                    6.300% due 05/01/2022                              AAA      Aaa           2,142,140
                 Michigan State, Building Authority
                    Revenue, Series I:
     2,500,000      6.500% due 10/01/2004                              AA       Aa2           2,732,475
     5,600,000      AMBAC Insured,
                    6.000% due 10/01/2006                              AAA      Aaa           6,041,840
     2,500,000     AMBAC Insured,
                    6.250% due 10/01/2003                              AAA      Aaa           2,677,625
                 Michigan State, Hospital Finance Authority Revenue:
     1,000,000      McLaren Health Care Corporation, Series A,
                    5.250% due 06/01/2008                              NR       A1            1,007,190
     5,250,000      McLaren Obligated Group, Series A, Pre-refunded,
                    7.500% due 09/15/2021                              NR       Aaa           5,716,148
     2,900,000   Oakwood Hospital Obligated Group, (FGIC Insured),
                    Pre-refunded,
                    7.000% due 07/01/2010                              AAA      Aaa           3,053,584
     3,870,000   Oakwood Hospital Obligated Group, Pre-refunded,
                    7.100% due 07/01/2018                              AAA      Aaa           4,078,670
     1,450,000   Michigan State, Housing Development Authority,
                    Rental Housing Revenue, Series A, AMT,
                    5.000% due 10/01/2003                              AAA      Aaa           1,473,446
     1,095,000   Michigan State, Housing Single Family Mortgage,
                    Series A, AMT,
                    5.300% due 12/01/2006                              AAA      Aaa           1,113,681
     2,000,000   Michigan State, Municipal Bond Authority Revenue,
                    Local Government Loan,
                    3.750% due 11/01/2002                              A        NR            1,960,760
     3,000,000   Michigan State, Trunk Line Highway Revenue,
                    Series A,
                    5.625% due 10/01/2003                              AA-      Aa3           3,146,100
     3,500,000   Michigan State, Underground Storage Tank
                    Financial Assurance Authority,
                    Series I, (AMBAC Insured),
                    6.000% due 05/01/2006                              AAA      Aaa           3,762,430
     4,000,000   Plymouth-Canton, Michigan, Community School
                    District, Series B, (Q-SBLF), GO, Pre-refunded,
                    6.800% due 05/01/2017                              AA+      Aa2           4,222,880
     2,000,000   Redford, Michigan, Union School
                    District, Pre-refunded,
                    5.950% due 05/01/2015                              AAA      Aaa           2,158,840
                 Rochester Community School District, Michigan, GO:
     2,000,000      6.000% due 05/01/2002                              AA+      Aa2           2,088,700
     2,000,000      Pre-refunded,
                    6.500% due 05/01/2011                              AA+      NR            2,114,420
     3,000,000   University of Michigan, Hospital
                    Revenue, Series A,
                    7.500% due 12/01/2001                              AA       Aa2           3,225,990
     1,510,000   Wayne County, Michigan Transportation
                    Fund Series A,
                    5.000% due 10/01/2007                              AA-      Aa3           1,533,480
     2,500,000   Western Michigan University Revenue, Series A,
                    (AMBAC Insured), Pre-refunded,
                    6.500% due 07/15/2021                              AAA      Aaa           2,661,475
     2,000,000   Western Michigan University Revenues, Pre-refunded,
                    6.125% due 11/15/2022                              AAA      Aaa           2,146,260
                                                                                           ------------
                                                                                             78,146,479
                                                                                           ------------
      Minnesota -- 1.8%
     1,500,000   Minnesota State,
                    5.000% due 05/01/2002                              AAA      Aaa           1,532,310
     3,500,000   Minnesota State, GO, Pre-refunded,
                    6.250% due 08/01/2011                              AAA      Aaa           3,702,405
                                                                                           ------------
                                                                                              5,234,715
                                                                                           ------------
      Missouri -- 1.3%
     3,500,000   Missouri State Regional Convention and Sport,
                    Series A, Pre-refunded,
                    6.900% due 08/15/2021                              AAA      Aaa           3,811,675
                                                                                           ------------
      Nebraska -- 1.5%
     1,000,000   American, Public Energy Agency,
                    Series A, Gas Supply Revenue,
                    4.000% due 06/01/2000                              AAA      Aaa           1,004,820
     2,950,000   Nebraska, Public Power District Revenue,
                    Pre-refunded,
                    6.125% due 01/01/2015                              AAA      Aaa           3,163,492
                                                                                           ------------
                                                                                              4,168,312
                                                                                           ------------
      Nevada -- 0.3%
     1,000,000   Clark County, Nevada School District,
                    (FSA Insured),
                    4.000% due 06/15/2002                              AAA      Aaa             991,500
                                                                                           ------------
      New Jersey -- 1.4%
     3,500,000   New Jersey State,
                    6.500% due 07/15/2005                              AA+      Aa1           3,857,525
                                                                                           ------------
      New Mexico -- 0.7%
     2,000,000   New Mexico State,
                    4.625% due 09/01/2006                              AA+      Aa1           1,994,380
                                                                                           ------------
      New York -- 4.0%
                 Municipal Assistance Corporation,
                    City of New York:
     3,600,000      Series G,
                    5.000% due 07/01/2003                              AA       Aa2           3,675,528
     2,500,000      Series J,
                    5.500% due 07/01/2002                              AA       Aa2           2,583,225
     2,500,000   New York State Thruway Authority,
                    Highway & Bridge Transportation Fund,
                    Series B, (FGIC Insured),
                    4.000% due 04/01/2004                              AAA      Aaa           2,439,775
     2,500,000   Triborough, New York, Bridge & Tunnel Authority,
                    General Purpose Series A,
                    5.000% due 01/01/2001                              A+       Aa3           2,529,950
                                                                                           ------------
                                                                                             11,228,478
                                                                                           ------------
      North Carolina -- 0.3%
     1,000,000   North Carolina State, Public School Building, GO,
                    4.600% due 04/01/2006                              AAA      Aaa           1,000,410
                                                                                           ------------
      Ohio -- 2.4%
     1,500,000   Cleveland Ohio, Waterworks Revenue, Series I,
                    5.000% due 01/01/2008                              AAA      Aaa           1,511,535
     2,420,000   Columbus Ohio, Series 1,
                    6.100% due 09/15/2007                              NR       NR            2,520,285
     2,500,000   Warren Ohio Hospital Revenue, Warren General
                    Hospital Project, Series B, Pre-refunded,
                    7.300% due 11/15/2014                              AAA      NR            2,825,850
                                                                                           ------------
                                                                                              6,857,670
                                                                                           ------------
      Oklahoma -- 1.3%
     3,250,000   Tulsa Oklahoma Industrial Authority Hospital Revenue,
                    Tulsa Regional Medical Center, Pre-refunded,
                    7.200% due 06/01/2017                              AAA      NR            3,627,748
                                                                                           ------------
      Oregon -- 0.8%
     2,000,000   Washington County Or Unified Sewer Agency, Agency
                    Sewer Revenue, Pre-refunded,
                    6.125% due 10/01/2012                              AAA      Aaa           2,149,940
                                                                                           ------------
      Pennsylvania -- 1.7%
     2,500,000   Intragovernmental Cooperative,
                    Philadelphia Funding Program,
                    Pre-refunded,
                    6.750% due 06/15/2021                              AAA      Aaa           2,776,575
     2,000,000   Pennsylvania State, GO, Series 3,
                    6.000% due 11/15/2003                              AA       Aa3           2,127,100
                                                                                           ------------
                                                                                              4,903,675
                                                                                           ------------
      Rhode Island -- 2.0%
     5,100,000   Rhode Island Depositors Economic Protection
                    Corporation, Special Obligation,
                    Series A, Pre-refunded,
                    6.950% due 08/01/2022                              AAA      Aaa           5,570,985
                                                                                           ------------
      South Carolina -- 2.4%
     3,170,000   South Carolina State Public Service Authority
                    Revenue, Pre-refunded, Santee Cooper,
                    Series D, (AMBAC Insured),
                    6.625% due 07/01/2031                              AAA      Aaa           3,433,078
     3,000,000   York County, South Carolina, Public Facilities
                    Corporation, COP, Pre-refunded,
                    7.500% due 06/01/2011                              NR       Aaa           3,241,980
                                                                                           ------------
                                                                                              6,675,058
                                                                                           ------------
      Tennessee -- 0.7%
     2,000,000   Tennergy Corporation, Tennessee, Gas Revenue,
                    (MBIA Insured),
                    4.500% due 06/01/2004                              AAA      Aaa           1,995,680
                                                                                           ------------
      Texas -- 11.9%
                 Austin, Texas, Independent School District:
       680,000      PSFG,
                    7.000% due 08/01/2006                              AAA      Aaa             773,119
     2,820,000      Pre-refunded,
                    7.000% due 08/01/2006                              AAA      Aaa           3,202,646
                 Dallas, Texas, GO, ETM:
     2,750,000      6.000% due 02/15/2005                              AAA      Aaa           2,941,840
     2,100,000      7.000% due 05/01/2004                              AAA      Aaa           2,325,015
     5,070,000   Dallas, Texas, Waterworks and
                    Sewer Authority Revenue,
                    7.750% due 04/01/2003                              AA       Aa2           5,650,617
                 Harris County, Texas:
     2,000,000      Series A, (AMBAC Insured), Pre-refunded,
                    6.500% due 08/15/2017                              AAA      Aaa           2,163,500
     1,500,000      Toll Road, Series A, Pre-refunded,
                    6.125% due 08/15/2020                              AAA      Aa2           1,633,950
     2,000,000   Harris County, Texas, Housing Finance Corporation,
                    7.000% due 03/01/2007                              AAA      Aaa           2,277,560
     2,000,000   Houston, Texas, Water & Sewer Systems Revenue,
                    Series A, Pre-refunded,
                    6.200% due 12/01/2023                              AAA      Aaa           2,175,640
     2,175,000   Plano, Texas, Independent School District,
                    GO, (PSFG),
                    8.500% due 02/15/2003                              AAA      Aaa           2,468,603
                 Texas State, GO:
     2,500,000      Series A, ETM,
                    6.100% due 08/01/2001                              AAA      Aaa           2,595,625
     2,000,000      Series B,
                    5.000% due 10/01/2003                              AA       Aa2           2,049,500
     3,250,000   University of Texas, Permanent University
                    Funding, (PSFG),
                    5.000% due 07/01/2004                              AAA      Aaa           3,325,075
                                                                                           ------------
                                                                                             33,582,690
                                                                                           ------------
      Virginia -- 1.3%
     1,000,000   Fairfax County, Virginia, Water Authority
                    Revenue, Pre-refunded,
                    6.000% due 04/01/2022                              AAA      Aaa           1,090,560
     2,500,000   Hampton, Virginia, Public Improvement Revenue,
                    Series C,
                    6.000% due 08/01/2003                              AA       Aa3           2,649,125
                                                                                           ------------
                                                                                              3,739,685
                                                                                           ------------
      Wisconsin -- 3.0%
     2,200,000 Madison, Wisconsin, GO, Series A,
                    5.000% due 05/01/2003                              NR       Aaa           2,245,804
                 Wisconsin State:
     1,500,000      5.000% due 11/01/2007                              AA       Aa2           1,522,515
     2,000,000      6.000% due 05/01/2003                              AA       Aa2           2,110,520
     2,640,000   Wisconsin State, Clean Water Revenue, Series I,
                    5.250% due 06/01/2005                              AA+      Aa2           2,721,655
                                                                                           ------------
                                                                                              8,600,494
                                                                                           ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $274,628,506)                                                                       276,567,180
                                                                                           ------------
REPURCHASE AGREEMENT -- 0.2%
  (Cost $694,000)
  $694,000       Agreement with State Street Bank and Trust
                    Company, 4.75% dated 06/30/1999, to be
                    repurchased at $694,092 on 07/01/1999,
                    collateralized by $720,000 U.S. Treasury
                    Note, 3.625% maturing 01/15/2008 (value
                    $711,718)                                                              $    694,000
                                                                                           ------------
TOTAL INVESTMENTS (Cost $275,322,506*)                                          97.9%       277,261,180
OTHER ASSETS AND LIABILITIES (Net)                                               2.1          5,860,975
                                                                               -----       ------------
NET ASSETS                                                                     100.0%      $283,122,155
                                                                               =====       ============
-------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
COP     -- Certificates of Participation
ETM     -- Escrowed to Maturity
FGIC    -- Federal Guaranty Insurance Corporation
FSA     -- Financial Security Assurance
GO      -- Government Obligation Bonds
MBIA    -- Municipal Bond Investors Assurance
PSFG    -- Permanent School Fund Guaranteed
Q-SBLF  -- Qualified School Bond Loan Fund



                     See Notes to Financial Statements.





Munder Cash Investment Fund
Portfolio of Investments, June 30, 1999

                                                                           Rating (Unaudited)
Principal                                                                 --------------------
Amount                                                                    S&P          Moody's                Value
---------                                                                 ---          -------                -----
CERTIFICATES OF DEPOSIT -- 12.6%
   $50,000,000    Bank of Nova Scotia
                      4.850% due 08/09/1999+                              A1/A+         P1/Aa3       $   50,000,000
    22,000,000    Barclays Bank Plc
                      5.610% due 06/14/2000+                              A1/AA         P1/Aa2           21,991,932
    20,000,000    Deutsche Bank AG
                      5.150% due 03/17/2000+                             A1+/AA         P1/Aa1           20,000,000
    40,000,000    Rabobank Nederland
                      5.350% due 05/22/2000+                             A1+/AAA        P1/Aaa           40,000,000
    40,000,000    Societe Generale
                      5.300% due 03/03/2000+                             A1+/AA-        P1/Aa3           40,000,000
                                                                                                     --------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $171,991,932)                                                                                   171,991,932
                                                                                                     --------------
COMMERCIAL PAPER -- 64.1%
    50,000,000    AIG Funding, Inc.
                      5.250% due 07/07/1999+                            A1+/AAA        P1/Aaa            49,956,250
    45,000,000    AKZO Nobel, Inc.
                      4.840% due 09/20/1999+                             A1/NR          P1/NR            44,509,950
    50,000,000    Assets Securitization Cooperative Corporation
                      4.940% due 08/16/1999+                            A1+/NR          P1/NR            49,684,389
    42,000,000    Centric Capital Corporation
                      4.940% due 07/12/1999+                            A1+/NR          P1/NR            41,936,603
    50,000,000    Corporate Asset Funding
                      5.500% due 07/01/1999+                            A1+/NR          P1/NR            50,000,000
    50,000,000    Corporate Receivables Corporation
                      4.800% due 07/22/1999+                            A1+/NR          P1/NR            49,860,000
    50,000,000    CXC, Inc.
                      4.810% due 07/27/1999+                            A1+/NR          P1/NR            49,826,306
    45,000,000    Enterprise Funding Corporation
                      4.850% due 07/14/1999+                            A1+/NR          P1/NR            44,921,188
    50,000,000    Falcon Asset Securitization Corporation
                      4.930% due 07/01/1999+                             A1/NR          P1/NR            50,000,000
                  Finova Capital Corporation,:
    35,000,000        4.890% due 07/16/1999+,+++                         A2/A-         P2/Baa            34,928,687
    30,000,000        5.000% due 09/08/1999+,+++                         A2/A-         P2/Baa            29,712,500
    50,000,000    General Electric Capital Corporation
                      4.810% due 08/02/1999+                           A-1+/AAA        P1/Aaa            49,786,222
    30,000,000    International Lease Finance Corporation
                      4.920% due 02/07/2000+                            A1+/A+          P1/A1            29,093,900
    50,000,000    Koch Industries, Inc.
                      5.520% due 07/01/1999+                            A1+/AA+         P1/NR            50,000,000
    50,000,000    Moat Funding LLC
                      5.350% due 10/04/1999+,+++                         NR/NR          P1/NR            49,294,097
    50,000,000    Monte Rosa Capital Corporation
                      4.930% due 07/16/1999+                            A1+/NR          P1/NR            49,897,292
    50,000,000    New Center Asset Trust
                      5.500% due 07/01/1999+                            A1+/NR          P1/NR            50,000,000
    50,000,000    Sheffield Receivables Corporation
                      4.930% due 07/02/1999+                            A1+/NR          P1/NR            49,993,153
    50,000,000    UBS Finance Delaware Inc.
                      5.500% due 07/01/1999+                            A1+/AA+        P1/Aa1            50,000,000
                                                                                                     --------------
TOTAL COMMERCIAL PAPER
  (Cost $873,400,537)                                                                                   873,400,537
                                                                                                     --------------
CORPORATE BONDS AND NOTES -- 15.5%
    25,000,000    Allstate Funding Agreement
                      5.060% due 05/16/2000++                           NR/AA+         NR/Aa2            25,000,000
    40,000,000    Fleet National Bank
                      5.070% due 03/15/2000++                            A1/A+          P1/A1            39,988,960
    52,000,000    GTE Corporation
                      5.135% due 06/12/2000+                             A1/A          P1/Baa            51,968,263
    45,000,000    Heller Financial, Inc.
                      5.250% due 10/13/1999++,+++                        A2/A-          P2/A3            45,000,000
    25,000,000    Jackson National Life Insurance
                      5.070% due 09/23/1999++                            NR/AA         NR/Aa3            25,000,000
    25,000,000    Transamerica Life and Annuity Company
                      5.030% due 02/17/2000++                            A1/AA         P1/Aa3            25,000,000
                                                                                                     --------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $211,957,223)                                                                                   211,957,223
                                                                                                     --------------
REPURCHASE AGREEMENTS -- 5.6%
  (Cost  $76,193,805)
   $76,193,805    Agreement with Lehman Brothers Holdings Inc.,
                      4.800% dated 06/30/1999, to be repurchased at
                      $76,203,964 on 07/01/1999, collateralized by
                      $59,330,000 U.S. Treasury Note, 8.875%
                      maturing 02/15/2019 (value $77,683,581)                                            76,193,805
                                                                                                     --------------
TOTAL INVESTMENTS (Cost $1,333,543,497*)                                           97.8%              1,333,543,497
OTHER ASSETS AND LIABILITIES (Net)                                                  2.2                  29,995,887
                                                                                  -----              --------------
NET ASSETS                                                                        100.0%             $1,363,539,384
                                                                                  =====              ==============
-------
   * Aggregate cost for Federal tax purposes.
   + Rate represents annualized yield at date of purchase.
  ++ Variable rate security.  The interest rate shown reflects the rate currently in effect.
 +++ These securities have either a F1 rating by Fitch or a D1 rating by Duff and Phelps, or both, and thus are defined as being eligible securities under Rule 2a7.

                     See Notes to Financial Statements.




Munder Tax-Free Money Market Fund
Portfolio of Investments, June 30, 1999

                                                                            Rating (Unaudited)
Principal                                                                   ------------------
Amount                                                                      S&P        Moody's          Value
---------                                                                   ---        -------          -----
MUNICIPAL BONDS AND NOTES -- 96.1%
      Arizona -- 6.4%
   $ 3,400,000   Apache County, Arizona, Industrial Development
                    Authority, Industrial Development Revenue, (Tucson
                    Electric -- 83C), (Society Generale, LOC),
                    3.450% due 12/15/2018+                                  A-1+        VMIG1        $ 3,400,000
     1,600,000   Arizona State, Transportation Board, Maricopa County,
                    4.000% due 07/01/1999                                    AAA         Aaa           1,600,000
                 Maricopa County, Arizona, Pollution Control:
     3,000,000      3.400% due 12/01/2014+                                   NR          Aa2           3,000,000
     6,400,000      El Paso A, Rmkt,
                    3.400% due 08/01/2015+                                   NR         VMIG1          6,400,000
                 Phoenix Arizona Multifamily Housing Revenue:
     5,000,000      Paradise Shadows Apartments,
                    3.400% due 01/02/2012+                                  A-1+         NR            5,000,000
     1,825,000      Paradise Shadows Apartments,
                    (Citibank N.A., LOC),
                    3.400% due 12/01/2002+                                  A-1+         NR            1,825,000
     3,000,000   Pima County, Arizona Industrial Development
                    Authority, (Tucson Electric),
                    3.550% due 12/01/2022+                                   AA         VMIG1          3,000,000
                                                                                                    ------------
                                                                                                      24,225,000
                                                                                                    ------------
      Arkansas -- 1.6%
     6,000,000   Arkansas Hospital Equipment Finance Authority,
                    Baptist Health Project, (MBIA Insured)
                    (SBPA - Credit Suisse exp 3/26/01),
                    3.700% due 11/01/2010+                                  A-1+        VMIG1          6,000,000
                                                                                                    ------------
      California -- 3.7%
                 California School Cash Reserve:
    10,000,000      Pool Series A,
                    4.500% due 07/02/1999                                   SP-1+       VMIG1         10,000,201
     4,000,000      Pool Series A, (GIC Insured),
                    4.000% due 07/03/2000                                   SP-1+       VMIG1          4,035,480
                                                                                                    ------------
                                                                                                      14,035,681
                                                                                                    ------------
      Colorado -- 4.2%
     3,900,000   Colorado Health Facilities Authority Revenue,
                    Variable Catholic Health Series B,
                    3.500% due 12/01/2025+                                  A-1+        VMIG1          3,900,000
     2,400,000   Colorado Housing Finance Authority,
                    Multifamily Winridge Apartments,
                    3.400% due 02/15/2028+                                  A-1+         NR            2,400,000
     3,180,000   Jefferson County Colorado Revenue,
                    Rocky Mtn Butterfly Project,
                    3.650% due 06/01/2010+                                  A-1+         NR            3,180,000
     6,500,000   Smith Creek Metropolitan District Company Revenue,
                    3.800% due 10/01/2035+                                  A-1+         NR            6,500,000
                                                                                                    ------------
                                                                                                      15,980,000
                                                                                                    ------------
      Connecticut -- 0.3%
     1,000,000   Connecticut State, Special Tax Obligation, Series C,
                    Pre-refunded,
                    6.700% due 12/01/2001                                    AA          NR            1,034,780
                                                                                                    ------------
      Delaware -- 0.9%
     1,000,000   Delaware, Transportation Authority Systems Revenue,
                    6.875% due 07/01/1999                                    AA          A1            1,000,000
     2,500,000   New Castle County, Delaware, Economic, Refunding
                    Henderson Mcguire,
                    3.750% due 08/15/2020+                                  A-1+         NR            2,500,000
                                                                                                    ------------
                                                                                                       3,500,000
                                                                                                    ------------
      Florida -- 5.8%
     6,000,000   Alachua County, Florida, Health Facilities
                    Authority, Teaching Hospital, Series B,
                    3.300% due 01/26/2012+                                   AAA         Aaa           6,000,000
     2,500,000   Broward County, Florida, Multifamily Housing,
                    Southern Pointe Project,
                    3.700% due 05/15/2027+                                  A-1+         NR            2,500,000
     1,000,000   Dade County, Florida, Aviation Revenue, Series X,
                    5.000% due 10/01/1999                                     A          Aa3           1,004,301
     1,085,000   Jacksonville, Florida, Electric Authority Revenue,
                    Saint Johns River, Series 5, Pre-refunded,
                    6.000% due 10/01/2015                                    AA          Aa2           1,092,473
     1,000,000   Palm Beach County Florida, Criminal Justice
                    Facilities Revenue, Pre-refunded (FGIC Insured),
                    7.250% due 06/01/2011                                    AAA         Aaa           1,054,676
     4,000,000   Palm Beach County Florida Revenue, Jewish
                    Community Campus Corporation,
                    3.600% due 03/01/2027+                                  A-1+         NR            4,000,000
     6,200,000   University of North Florida, Foundation, Inc.,
                    Capital Improvement Revenue,
                    Series 1994, (First Union National
                    Bank of North Carolina, LOC),
                    3.800% due 11/01/2024+                                   NR         VMIG1          6,200,000
                                                                                                    ------------
                                                                                                      21,851,450
                                                                                                    ------------
      Georgia -- 4.5%
     5,425,000   Clayton County, Georgia, Multifamily
                    Housing Revenue, Rivers Edge Development,
                    (Bankers Trust, LOC),
                    3.750% due 08/01/2006+                                   NR         VMIG1          5,425,000
     5,700,000   DeKalb County, Georgia, Private Hospital,
                    Hospital Authority, Revenue Anticipation
                    Certificates, (Egleston Children's Health)
                    Series A, (Suntrust Bank, Atlanta, GA, LOC),
                    3.350% due 12/01/2017+                                  A-1+        VMIG1          5,700,000
     2,800,000   Fulco Georgia Hospital Authority
                    Anticipation Certificates, Shepherd
                    Center Incorporated Project,
                    3.350% due 09/01/2017+                                  A-1+         NR            2,800,000
     1,000,000   Fulton County, Georgia, Development Authority
                    Revenue, Metro Atlanta YMCA Project,
                    3.350% due 06/01/2020+                                  A-1+         Aa3           1,000,000
     2,260,000   Georgia State, Series C,
                    6.250% due 08/01/1999                                    AAA         Aaa           2,265,576
                                                                                                    ------------
                                                                                                      17,190,576
                                                                                                    ------------
      Hawaii -- 0.4%
     1,420,000   Hawaii State, Series BT, Pre-refunded,
                    8.125% due 02/01/2000                                    A+          A1            1,458,973
                                                                                                    ------------
      Illinois -- 13.4%
     4,700,000   Chicago Illinois Multifamily Housing Revenue,
                    Waveland Association, (Swiss Bank, LOC),
                    3.400% due 11/01/2010+                                   NR         VMIG1          4,700,000
     1,000,000   Chicago Illinois Wastewater Transmission Revenue,
                    6.500% due 11/15/1999                                    AAA         Aaa           1,012,388
                 Illinois Development Finance Authority Revenue:
     4,000,000      Loyola Academy, Series A,
                    3.650% due 10/01/2027+                                  A-1+         NR            4,000,000
     2,000,000      Jewish Charity, Revenue Anticipation Notes,
                    3.700% due 06/30/2000+                                  A-1+         Aa2           2,000,000
     2,225,000   Illinois Development Finance Authority,
                    Industrial Revenue, Tajon Warehouse, Series B,
                    (National City Bank, PA, LOC),
                    3.600% due 01/01/2010+                                  A-1+         NR           2,225,000
                 Illinois Educational Facilities Authority Revenues:
     5,200,000      Art Institute of Chicago,
                    3.700% due 03/01/2027+                                  A-1+        VMIG1          5,200,000
     1,000,000      The Adler Planetarium,
                    3.650% due 04/01/2031+                                  A-1+         NR            1,000,000
     3,750,000      University Pooled Financing Program,
                    3.750% due 12/01/2005+                                   AAA         Aaa           3,750,000
                 Illinois Health Facilities Authority:
    11,260,000      Advocate Health Care, Series B,
                    3.400% due 08/15/2022+                                  A-1+        VMIG1         11,260,000
     3,000,000      Gottlieb Health Resources Inc.,
                    3.650% due 11/15/2024+                                   NR         VMIG1          3,000,000
     2,000,000   Illinois State Development Finance Authority,
                    Industrial Development Authority Revenue,
                    (Lake Forest Academy Project),
                    (Northern Trust Company, LOC),
                    3.550% due 12/01/2024+                                  A-1+         NR            2,000,000
                 Illinois State Sales Tax Revenue:
     1,000,000      Series Q,
                    5.300% due 06/15/2000                                    AAA         Aa2           1,016,460
     1,015,000      Series X,
                    4.400% due 06/15/2000                                    AAA         Aa2           1,023,201
     5,000,000   Lake Cook, Kane, & McHenry Counties, Illinois,
                    Unit School District,
                    3.500% due 12/15/1999                                    NR          NR            5,010,426
     2,000,000   South Barrington, Illinois, Cook County,
                    (Harris Trust and Savings, LOC),
                    3.650% due 12/01/2015+                                  A-1+         NR            2,000,000
     1,500,000   Will County Illinois Community School
                    District 201-U, Crete-Monee,
                    4.000% due 05/01/2000                                    NR          NR            1,502,917
                                                                                                    ------------
                                                                                                      50,700,392
                                                                                                    ------------
      Indiana -- 3.4%
     5,790,000   Indiana Bond Bank, Advance Funding
                    Program, Series A1,
                    3.500% due 07/27/1999                                   SP-1+        NR            5,792,301
     6,000,000   Indiana Municipal Power Supply Systems Revenue,
                    Refunding Series A, (Toronto-Dominion Bank, LOC),
                    3.350% due 01/01/2018+                                  A-1+        VMIG1          6,000,000
     1,100,000   Indiana State Development Finance Authority
                    Revenue, Educational Facility -- Indiana
                    Historical Society), (NBD Bank, Detroit, LOC),
                    3.650% due 08/01/2031+                                  A-1+         NR            1,100,000
                                                                                                    ------------
                                                                                                      12,892,301
                                                                                                    ------------
      Iowa -- 0.8%
     2,865,000   Woodbury County Iowa Purchase Revenue,
                    Siouxland Regional Cancer Center, Series A,
                    (Norwest Bank, MN, LOC),
                    3.650% due 12/01/2014+                                  A-1+         NR            2,865,000
                                                                                                    ------------
      Kansas -- 0.7%
     2,500,000   Kansas State Development Finance
                    Authority Revenue, Series G2,
                    4.500% due 10/01/1999                                    AA-         A1            2,506,123
                                                                                                    ------------
      Kentucky -- 0.3%
     1,000,000   Kentucky State Property & Buildings Commission
                    Revenues, Project Number 51, Pre-refunded,
                    6.250% due 08/01/1999                                    AAA         AAA           1,002,389
                                                                                                    ------------
      Louisiana -- 0.8%
     1,400,000   Louisiana State, Series A,
                    7.000% due 05/01/2000                                    AAA         Aaa           1,442,072
     1,675,000   Louisiana State, Gas & Fuels Tax,
                    Series A, Pre-refunded,
                    7.250% due 11/15/2000                                    A+          Aa3           1,731,662
                                                                                                    ------------
                                                                                                       3,173,734
                                                                                                    ------------
      Maine -- 0.3%
     1,000,000   Maine, Municipal Bond Bank, Series D,
                    7.100% due 11/01/1999                                    A+          Aa3           1,012,489
                                                                                                    ------------
      Maryland -- 0.8%
     3,100,000   Baltimore County, Maryland, Revenue Bonds,
                    (Sheppard & Enoch Pratt Hospital),
                    (Societe Generale, LOC),
                    3.400% due 07/01/2022+                                   NR         VMIG1          3,100,000
                                                                                                    ------------
      Massachusetts -- 0.6%
     1,000,000   Boston Massachusetts, Series A, (MBIA Insured),
                    10.000% due 07/01/2000                                   AAA         Aaa           1,063,491
     1,100,000   Massachusetts State, Series C,
                    5.100% due 09/01/1999                                    AA-         Aa3           1,103,650
                                                                                                    ------------
                                                                                                       2,167,141
                                                                                                    ------------
      Michigan -- 5.1%
     2,500,000   Detroit Michigan City School District,
                    4.500% due 07/01/1999                                   SP-1+        NR            2,500,000
     3,000,000   Kalamazoo County, Michigan, Economic Development
                    Revenue, (Old Kent Bank, LOC),
                    3.650% due 09/01/2015+                                   NR          Aa2           3,000,000
     7,800,000   Michigan Municipal Bond Authority Revenue, Series D1,
                    4.250% due 08/27/1999                                   SP-1+        NR            7,808,502
     2,000,000   Michigan Public Power Agency Revenue,
                    Belle River Project, Series A,
                    5.300% due 01/01/2000                                    AA-         A1            2,020,545
     3,000,000   Michigan State Hospital Finance Authority Revenue,
                    Hospital Equipment Loan Program, Series A,
                    3.350% due 12/01/2023+                                   NR         VMIG1          3,000,000
     1,000,000   Saline, Michigan, Economic Development,
                    Obligation Brecon Village Project,
                    3.650% due 11/01/2025+                                  A-1+         NR            1,000,000
                                                                                                    ------------
                                                                                                      19,329,047
                                                                                                    ------------
      Minnesota -- 3.4%
     1,300,000   Cohasset, Minnesota, Revenue, Power & Light Company
                    Project B, (ABN Amro Bank N.V., LOC),
                    3.600% due 06/01/2013+                                  A-1+         NR            1,300,000
     2,000,000   Duluth Minnesota Economic Development Health Care
                    Authority Revenue, Benedictine Hospital,
                    St. Mary's Project, Pre-refunded,
                    8.375% due 02/15/2020                                    AAA         NR            2,098,500
     1,500,000   Eagan, Minnesota, Multifamily Revenue,
                    Aspenwoods of Eagan, Housing Project,
                    3.650% due 01/01/2026+                                   A-1         NR            1,500,000
     6,000,000   Minneapolis Minnesota, Series B,
                    (SBPA, Bayerische Vereinsbank exp 6/25/03),
                    3.500% due 12/01/2016+                                  A-1+        VMIG1          6,000,000
     2,200,000   St Paul Minnesota Housing & Redevelopment Authority,
                    Science Museum, Series A, (First Bank, LOC),
                    3.350% due 05/01/2027+                                   NR         VMIG1          2,200,000
                                                                                                    ------------
                                                                                                      13,098,500
                                                                                                    ------------
      Missouri -- 4.4%
     2,000,000   Columbia, Missouri, Special Obligation Reserve,
                    Series A, (Toronto Dominion Bank, LOC),
                    3.300% due 06/01/2008+                                   AA         VMIG1          2,000,000
     9,200,000   Missouri State Environment Improvement Energy,
                    Kansas City Power,
                    3.750% due 07/01/2017+                                   A-1        VMIG1          9,200,000
     3,000,000   Missouri State Health & Educational
                    Facilities, Authority,
                    3.500% due 06/01/2019+                                  A-1+        VMIG1          3,000,000
     2,600,000   Missouri State Health & Educational Facility,
                    Authority, St. Louis University,
                    4.500% due 10/01/1999                                    AA-         A1            2,606,372
                                                                                                    ------------
                                                                                                      16,806,372
                                                                                                    ------------
      Nebraska -- 0.3%
     1,000,000   Omaha, Public Power District, Electric
                    Revenue, Series B,
                    4.700% due 02/01/2000                                    AA          Aa2           1,008,426
                                                                                                    ------------
      Nevada -- 0.7%
     2,570,000   Reno Nevada Economic Development Revenue,
                    University of Nevada, Student Aid Fund,
                    3.750% due 05/01/2018+                                   NR          NR            2,570,000
                                                                                                    ------------
      New Hampshire -- 0.4%
     1,500,000   New Hampshire State Turnpike Systems
                    Revenue, Pre-refunded,
                    7.400% due 04/01/2000                                    AAA         Aaa           1,574,869
                                                                                                    ------------
      New Jersey -- 0.3%
     1,080,000   Monmouth County, New Jersey, Improvement Authority
                    Revenue, Recreation Facilities, Pre-refunded,
                    6.625% due 12/01/2005                                    AA          Aaa           1,116,920
                                                                                                    ------------
      New Mexico -- 2.3%
     2,125,000   Albuquerque, New Mexico, Educational
                    Facilities Revenue,
                    3.750% due 06/01/2018+                                   NR          NR            2,125,000
     5,000,000   Farmington, New Mexico, Pollution Control Revenue,
                    (El Paso Electric Co.), Series A,
                    3.400% due 11/01/2013+                                   NR          Aa3           5,000,000
     1,625,000   Las Cruces, New Mexico, School District, Series A,
                    4.100% due 08/01/1999                                    NR          A1            1,626,376
                                                                                                    ------------
                                                                                                       8,751,376
                                                                                                    ------------
      North Carolina -- 3.1%
     3,800,000   Mecklenburg County, Industrial Facilities,
                    Edgcomb Metals Company Project,
                    3.700% due 12/01/2009+                                   NR          Aa3           3,800,000
                 North Carolina Medical Care Commission:
     5,000,000      Catholic Health East, Series D,
                    3.300% due 11/15/2028+                                  A-1+        VMIG1          5,000,000
     3,000,000      Hospital Revenue, Series B,
                    3.650% due 06/01/2022+                                  A-1+        VMIG1          3,000,000
                                                                                                    ------------
                                                                                                      11,800,000
                                                                                                    ------------
      North Dakota -- 0.6%
     2,300,000   Grand Forks, North Dakota, Health Care Facilities
                    Revenue, United Hospital Obligation, Group A,
                    3.850% due 12/01/2025+                                   NR         VMIG1          2,300,000
                                                                                                    ------------
      Ohio -- 4.2%
                 Clermont County, Ohio, Hospital Facilities Revenue:
     1,435,000      7.200% due 09/01/1999                                    AAA         Aaa           1,444,726
     4,375,000      Pre-refunded,
                    7.500% due 09/01/2019                                    AAA         Aaa           4,491,383
     1,930,000   Franklin County, Ohio, Hospital Revenue,
                    US Health Corporation, Series A,
                    3.550% due 12/01/2021+                                   NR         VMIG1          1,930,000
     3,005,000   Montgomery County, Ohio, Society Saint Vincent DePaul,
                    3.600% due 12/01/2010+                                   A-1         NR            3,005,000
     4,010,000   Ohio State Building Authority, State Correctional
                    Facility, Series A,
                    5.000% due 10/01/1999                                    AA-         Aa2           4,025,092
     1,115,000   Ohio State Water Development Authority Revenue,
                    Water Development-Fresh Water Series,
                    5.000% due 06/01/2000                                    A+          Aa3           1,132,112
                                                                                                    ------------
                                                                                                      16,028,313
                                                                                                    ------------
      Oregon -- 0.9%
     1,340,000   Clackamas County, Oregon, School
                    District 12, Pre-refunded,
                    6.500% due 06/01/2007                                    NR          AAA           1,378,294
     2,000,000   Portland Oregon, Bond Anticipation Notes, Series A,
                    3.750% due 12/15/1999                                    NR         VMIG1          2,004,928
                                                                                                    ------------
                                                                                                       3,383,222
                                                                                                    ------------
      Pennsylvania -- 5.6%
     1,500,000   Allegheny County, Pennsylvania, Industrial
                    Development, Revenue Series C,
                    3.600% due 07/01/2027+                                   NR         VMIG1          1,500,000
     4,200,000   Berks County Pennsylvania, Industrial
                    Development Revenue,
                    3.350% due 09/08/1999                                   A-1+         NR            4,200,000
     2,000,000   Delaware Valley, Pennsylvania, Registered
                    Finance, Series A,
                    3.350% due 12/01/2017+                                  A-1+        VMIG1          2,000,000
     1,030,000   Montgomery County, Pennsylvania, Sewer Authority,
                    4.375% due 08/01/1999                                    NR          Aaa           1,031,135
     2,390,000   Montgomery County, Pennsylvania Education &
                    Health Authority, Hospital Revenue, Series A,
                    Pre-refunded,
                    8.375% due 11/01/2011                                    AAA         NR            2,478,622
     1,750,000   Pennsylvania State, First Series,
                    6.000% due 09/15/1999                                    AA          Aa3           1,759,310
     1,500,000   Philadelphia, Pennsylvania, Hospital & Higher
                    Education, Health Systems, Series B,
                    3.250% due 05/15/2023+                                  A-1+         A1            1,500,000
     2,000,000   Philadelphia, Pennsylvania, Water & Sewer Revenue,
                    Series 14, Pre-refunded,
                    6.900% due 10/01/2020                                    AAA         Aaa           2,058,741
     4,765,000   York County, Pennsylvania, Industrial Development
                    Authority, Industrial Development Revenue,
                    (New Edgecomb Corporation Project),
                    (Banque Nationale Paris, LOC),
                    3.350% due 07/01/2009+                                   NR          Aa3           4,765,000
                                                                                                    ------------
                                                                                                      21,292,808
                                                                                                    ------------
      Rhode Island -- 0.3%
     1,000,000   Rhode Island State, Series B, Pre-refunded,
                    6.850% due 10/15/2004                                    AA-         A1            1,030,401
                                                                                                    ------------
      South Dakota -- 0.5%
     1,940,000   South Dakota State Health & Educational Revenue,
                    Rapid City Regional Hospital,
                    4.500% due 09/01/1999                                    AAA         Aaa           1,944,619
                                                                                                    ------------
      Tennessee -- 2.9%
     6,700,000   Chattanooga, Tennessee, Industrial Development
                    Authority Revenue, (Market Street Ltd. Project),
                    (ABN-Amro, LOC),
                    3.450% due 12/15/2012+                                  A-1+         NR            6,700,000
     2,300,000   Hendersonville, Tennessee, Industrial
                    Development Board, Multifamily Housing Revenue,
                    Windsor Park Project,
                    3.450% due 02/15/2028+                                  A-1+         NR            2,300,000
     2,000,000   Metropolitan Government Nashville and Davidson
                    County, Tennessee, Industrial Development Board
                    Revenue, Multifamily Housing, (Arbor Crest
                    Apartments), Series B,
                    3.650% due 12/01/2007+                                   NR         VMIG1          2,000,000
                                                                                                    ------------
                                                                                                      11,000,000
                                                                                                    ------------
      Texas -- 7.2%
     1,750,000   Arlington, Texas, Independent School District,
                    6.750% due 08/15/1999+                                   NR          Aa2           1,757,443
     2,090,000   Austin County, Texas, Utility Systems Revenue,
                    Pre-refunded,
                    11.300% due 11/15/2014                                   AAA         Aaa           2,151,796
     5,395,000   Bexar County, Texas, Health Facilities Development
                    Company, Retirement Community, Air Force,
                    Series B,
                    3.700% due 03/01/2012+                                  A-1+         NR            5,395,000
     3,485,000   Fort Worth, Texas, Independent School District,
                    Refunding,
                    3.110% due 02/15/2000                                    AA          Aa2           3,416,039
     1,150,000   North Texas Municipal Water District, Series 1992,
                    5.900% due 09/01/1999                                    AAA         Aaa           1,155,099
     8,800,000   Port Corpus Christi, Texas, Nueces County
                    Marine Term Revenue,
                    3.750% due 09/01/2014+                                  A-1+         NR            8,800,000
     3,500,000   Texas State, National Research Laboratory
                    Commission, Super Cond, Pre-refunded,
                    7.000% due 04/01/2002                                    AA          Aaa           3,657,841
     1,000,000   University Texas, University Revenues,
                    Financing Systems, Series B,
                    6.300% due 08/15/1999                                    AAA         Aa1           1,003,460
                                                                                                    ------------
                                                                                                      27,336,678
                                                                                                    ------------
      Utah -- 0.3%
     1,305,000   Alpine Utah School District, School Bond Program,
                    4.250% due 03/15/2000                                    NR          Aaa           1,312,334
                                                                                                    ------------
      Vermont -- 0.5%
     2,000,000   Vermont State, Series B,
                    5.000% due 01/15/2000                                    AA          Aa2           2,018,968
                                                                                                    ------------
      Virginia -- 1.1%
     1,640,000   Hampton, Virginia,
                    7.625% due 01/15/2000                                    AA          Aa3           1,678,297
     1,670,000   Richmond, Virginia, Redevelopment & Housing
                    Authority, Stony Point Project,
                    3.750% due 04/01/2029+                                   A-1         NR            1,670,000
     1,000,000   Virginia State, Public School Authority, Series A,
                    5.500% due 08/01/1999                                    AA          Aa2           1,002,049
                                                                                                    ------------
                                                                                                       4,350,346
                                                                                                    ------------
      Washington -- 2.2%
     2,000,000   King County, Washington, Series G,
                    4.500% due 12/01/1999+                                   AA+         Aa1           2,012,271
     1,850,000   King County, Washington Economic Enterprises,
                    Puget Sound Blood Center Project,
                    (U.S. Bank and Trust, LOC),
                    3.600% due 04/01/2023+                                   NR         VMIG1          1,850,000
     1,625,000   Seattle, Washington, Municipality Metropolitan,
                    Series T, Pre-refunded,
                    6.800% due 01/01/2012                                    AA-         A1            1,686,177
     1,760,000   Spokane Washington, Bond Anticipation Notes,
                    3.000% due 12/01/1999                                    NR         VMIG1          1,760,000
     1,000,000   Washington State Public Power Supply, Series C,
                    Pre-refunded,
                    8.000% due 07/01/2017                                    AAA         Aaa           1,062,733
                                                                                                    ------------
                                                                                                       8,371,181
                                                                                                    ------------
      Wisconsin -- 0.9%
     2,445,000   Milwaukee Wisconsin, Series O,
                    4.750% due 06/15/2000                                    AA+         Aa1           2,473,419
     1,000,000   Milwaukee, Wisconsin, Metropolitan Sewage
                    District, Series A,
                    6.600% due 10/01/1999                                    NR          Aa1           1,008,365
                                                                                                    ------------
                                                                                                       3,481,784
                                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $364,602,193)                                                                                364,602,193
                                                                                                    ------------

Shares
---------
SHORT-TERM INVESTMENTS -- 4.1%
    12,743,561   Dreyfus Tax-Exempt Cash Management                                                   12,743,561
     2,714,410   Valiant Fund Tax Exempt Money Market                                                  2,714,410
                                                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $15,457,971)                                                       15,457,971
                                                                                                    ------------
TOTAL INVESTMENTS (Cost $380,060,164*)                                             100.2%            380,060,164
OTHER ASSETS AND LIABILITIES (Net)                                                  (0.2)               (887,120)
                                                                                   -----            ------------
NET ASSETS                                                                         100.0%           $379,173,044
                                                                                   =====            ============

-------
* Aggregate cost for Federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
FGIC -- Federal Guaranty Insurance Corporation
GIC -- Guaranteed Investment Contract
LOC -- Instruments supported by bank letter of credit
MBIA -- Municipal Bond Investors Assurance
SBPA -- Stand by Purchase Agreement

                     See Notes to Financial Statements.





Munder U.S. Treasury Money Market Fund
Portfolio of Investments, June 30, 1999

Principal
Amount                                                                                              Value
---------                                                                                           -----

U.S. TREASURY OBLIGATIONS -- 48.4%
      U.S. Treasury Notes -- 48.4%
    $15,000,000   5.875% due 08/31/1999                                                      $ 15,024,745
     15,000,000   5.625% due 11/30/1999                                                        15,041,409
     10,000,000   5.875% due 02/15/2000                                                        10,048,825
                                                                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $40,114,979)                                                                           40,114,979
                                                                                             ------------
REPURCHASE AGREEMENTS -- 51.1%
     3,000,000   Agreement with Goldman Sachs & Co., 4.700% dated
                    06/30/1999, to be repurchased at $3,000,392 on
                    07/01/1999, collateralized by $2,765,000 U.S. Treasury
                    Bond, 8.375% maturing 08/15/2008 (value $3,090,704)                         3,000,000
    18,284,909   Agreement with Lehman Brothers Holdings Inc., 4.800%
                    dated 06/30/1999, to be repurchased at $18,287,347 on
                    07/01/1999, collateralized by $14,240,000 U.S. Treasury
                    Bond, 8.875% maturing 02/15/2019 (value $18,645,107)                       18,284,909
     3,000,000   Agreement with Merill Lynch and Company, Inc., 4.700% dated
                    06/30/1999, to be repurchased at $3,000,392 on
                    07/01/1999, collateralized by $3,015,000 U.S. Treasury
                    Bond, 5.750% maturing 09/30/1999 (value $3,063,994)                         3,000,000
    18,000,000   Agreement with State Street Bank and Trust Company,
                    4.750% dated 06/30/1999, to be repurchased at
                    $18,002,375 on 07/01/1999, collateralized by
                    $15,630,000 U.S. Treasury Bond, 10.750% maturing
                    05/15/2003 (value $18,365,250)                                             18,000,000
                                                                                             ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $42,284,909)                                                                           42,284,909
                                                                                             ------------
TOTAL INVESTMENTS (Cost $82,399,888*)                                            99.5%         82,399,888
OTHER ASSETS AND LIABILITIES (Net)                                                0.5             384,835
                                                                                -----        ------------
NET ASSETS                                                                      100.0%       $ 82,784,723
                                                                                =====        ============

-------
* Aggregate cost for Federal tax purposes.


                     See Notes to Financial Statements.








The Munder Funds
Statements of Assets and Liabilities, June 30, 1999

                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 -----------     ------------    --------------  ------------    -----------     ------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities  ..............   $49,644,425     $242,040,040    $1,272,277,844  $260,043,606    $50,468,734     $791,638,902
    Repurchase Agreements  ...     1,610,000       10,114,000        22,988,000     9,503,000      2,854,000       34,676,000
                                 -----------     ------------    --------------  ------------    -----------     ------------
Total Investments  ...........    51,254,425      252,154,040     1,295,265,844   269,546,606     53,322,734      826,314,902
Cash  ........................           947              315               514         4,378            384              293
Interest receivable  .........       154,113           21,241             3,033         1,254            377            4,575
Dividends receivable  ........        24,766          355,356         1,073,965       805,164            556          424,657
Receivable for investment
  securities sold  ...........        94,568        8,551,559         7,374,253       632,297        353,888        6,650,983
Receivable for Fund shares
  sold  ......................       127,658          821,696        11,615,455       375,721        102,436        1,073,947
Receivable from investment
  advisor  ...................        --               --               --             --                667           --
Unamortized organization
  costs  .....................        --               --               --             --             --               --
Receivable for future
  variation margin  ..........        --               --               617,330        --             --               --
Prepaid expenses and other
  assets  ....................        20,027           29,063            66,434        25,438         22,220          101,969
                                 -----------     ------------    --------------  ------------    -----------     ------------
      Total Assets  ..........    51,676,504      261,933,270     1,316,016,828   271,390,858     53,803,262      834,571,326
                                 -----------     ------------    --------------  ------------    -----------     ------------
LIABILITIES:
Due to custodian  ............        --               --               --             --             --               --
Unrealized depreciation of
  foreign
  currency and net other
  assets  ....................        --               --               --             --             --               --
Payable for Fund shares
  redeemed  ..................       322,515          826,460         9,780,585       973,857         81,333       23,778,677
Payable for investment
  securities
  purchased  .................       287,783           --             2,083,009       498,603        243,364        2,046,813
Payable upon return of
  securities loaned  .........     4,211,746        5,435,774           --         45,629,693      3,126,900        3,372,170
Investment advisory fee
  payable  ...................        23,998          155,788            70,494       132,884         38,894          479,988
Administration fee payable  ..         2,351           23,311           108,574        19,167          4,325           68,928
Shareholder servicing fees
  payable  ...................         5,270           41,777            51,102        21,761            497           58,844
Distribution fees payable  ...         1,925            5,236           164,329         4,556         17,504          104,736
Transfer agent fee payable  ..         2,749            9,861            20,619         7,946            292           38,354
Custodian fees payable  ......         9,215           15,522            79,790        37,223          5,033           50,519
Accrued Trustees'/Directors'
  fees and
  expenses  ..................           288            1,117             7,389         1,028            168            6,113
Accrued expenses and other
  payables  ..................        26,092           42,301           213,291        39,315         13,583          279,435
                                 -----------     ------------    --------------  ------------    -----------     ------------
  Total Liabilities  .........     4,893,932        6,557,147        12,579,182    47,366,033      3,531,893       30,284,577
                                 -----------     ------------    --------------  ------------    -----------     ------------
NET ASSETS  ..................   $46,782,572     $255,376,123    $1,303,437,646  $224,024,825    $50,271,369     $804,286,749
                                 ===========     ============    ==============  ============    ===========     ============
Investments, at cost  ........   $46,010,837     $196,568,251    $  859,476,633  $213,349,565    $43,515,989     $570,701,776
                                 ===========     ============    ==============  ============    ===========     ============

                     See Notes to Financial Statements.




-----------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     ------------    ------------    ------------    -----------     -----------     -----------
    $79,738,069     $152,816,771    $367,235,826    $158,155,868    $67,818,090     $20,433,264     $67,032,556
      1,149,000        8,180,000      21,259,000       3,676,000         --             207,000          --
    -----------     ------------    ------------    ------------    -----------     -----------     -----------
     80,887,069      160,996,771     388,494,826     161,831,868     67,818,090      20,640,264      67,032,556
            663               49             200              39         --               1,064       1,829,004
            152            1,079           2,805             485         --                  27          --
        559,226          127,481          14,548         268,285        163,867             690         124,530
         --            1,528,200       4,936,105       1,632,681      1,061,291         395,986         561,708
        481,163          287,219       1,598,664       2,166,146        124,348           9,874          71,992
         --               --              --              --             28,057           8,995          46,460
          3,739           --              --              13,654          3,527           3,020          15,006
         --               --              --              --             --              --              --
         20,772           23,846          35,239          25,224         24,771          17,974          26,888
    -----------     ------------    ------------    ------------    -----------     -----------     -----------
     81,952,784      162,964,645     395,082,387     165,938,382     69,223,951      21,077,894      69,708,144
    -----------     ------------    ------------    ------------    -----------     -----------     -----------

         --               --              --              --             88,285          --              --

         --               --              --              --                  6          --               2,599
        593,885        2,633,948       3,111,282       2,416,597        290,888          33,180         230,228
         --              568,839       6,804,928         725,750        439,875          88,124         638,461

         --           14,541,947      59,323,706       3,556,640     11,437,692       3,841,217       2,382,310
         50,150           84,374         191,167          93,900         56,201          13,825          53,000
          7,606           12,580          28,397          14,203          4,845           1,510           5,728
            333           14,203          24,416           1,743          6,929              10             313
          6,353            5,284          14,136           4,809          1,321           7,468             905
          3,702            5,348          14,489           6,770          1,695             826           2,391
          7,859           11,651          24,981          11,789         19,158           7,407          24,532

            360              429           1,173             566            194              95             296
         31,994           35,776          62,626          35,462          3,073           4,981           6,715
    -----------     ------------    ------------    ------------    -----------     -----------     -----------
        702,242       17,914,379      69,601,301       6,868,229     12,350,162       3,998,643       3,347,478
    -----------     ------------    ------------    ------------    -----------     -----------     -----------
    $81,250,542     $145,050,266    $325,481,086    $159,070,153    $56,873,789     $17,079,251     $66,360,666
    ===========     ============    ============    ============    ===========     ===========     ===========
    $82,857,179     $145,377,220    $345,352,258    $140,348,767    $60,574,921     $22,120,934     $56,771,851
    ===========     ============    ============    ============    ===========     ===========     ===========

                     See Notes to Financial Statements.




The Munder Funds
Statements of Assets and Liabilities, June 30, 1999
(Continued)

                                        INCOME FUNDS
                                        --------------------------------------------------------------------------------
                                                         Munder           Munder           Munder U.S.      Munder
                                        Munder           Intermediate     International    Government       Michigan
                                        Bond             Bond             Bond             Income           Tax-Free
                                        Fund             Fund             Fund             Fund             Bond Fund
                                        ------------     ------------     -----------      ------------     -----------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities  .....................   $303,790,212     $585,938,505     $50,634,494      $337,157,265     $68,188,602
    Repurchase Agreements  ..........      4,487,000        6,593,000         246,000           426,000          --
                                        ------------     ------------     -----------      ------------     -----------
Total Investments  ..................    308,277,212      592,531,505      50,880,494       337,583,265      68,188,602
Cash  ...............................             40              818             550               623          --
Interest receivable  ................      3,232,961        6,117,810         929,305         1,971,930         744,379
Receivable for investment securities
  sold  .............................         --            4,379,511          --                27,675          --
Receivable for Fund shares sold  ....        297,954        1,057,015           5,599           394,061         325,156
Unamortized organization costs  .....         --               --              15,273            --              --
Prepaid expenses and other assets  ..         28,723           45,636          26,905            30,096           4,983
                                        ------------     ------------     -----------      ------------     -----------
      Total Assets  .................    311,836,890      604,132,295      51,858,126       340,007,650      69,263,120
                                        ------------     ------------     -----------      ------------     -----------
LIABILITIES:
Due to custodian  ...................         --               --              --                --              --
Payable for Fund shares redeemed  ...        819,253        1,968,664          --               483,417         400,968
Payable for investment securities
  purchased  ........................         --            3,992,520          --                --              --
Payable upon return of securities
  loaned  ...........................     53,027,216       49,997,850          --            42,210,450          --
Dividends payable  ..................         --               --              --                --              --
Investment advisory fee payable  ....        105,124          225,579          21,731           122,897          28,906
Administration fee payable  .........         22,841           48,260           4,853            27,399           6,422
Shareholder servicing fees payable  .          9,559           70,300              14            43,957          13,398
Distribution fees payable  ..........          3,020            5,750             287             6,242           1,129
Transfer agent fee payable  .........         10,704           23,043           2,170            12,038           2,699
Custodian fees payable  .............         18,896           30,189          11,202            21,617           6,955
Accrued Trustees'/Directors' fees
  and expenses  .....................          1,189            2,781             286             1,462             439
Accrued expenses and other payables           44,321           69,304          24,607            50,528          28,922
                                        ------------     ------------     -----------      ------------     -----------
      Total Liabilities  ............     54,062,123       56,434,240          65,150        42,980,007         489,838
                                        ------------     ------------     -----------      ------------     -----------
NET ASSETS  .........................   $257,774,767     $547,698,055     $51,792,976      $297,027,643     $68,773,282
                                        ============     ============     ===========      ============     ===========
Investments, at cost  ...............   $316,335,361     $602,406,696     $53,145,573      $340,292,047     $68,776,818
                                        ============     ============     ===========      ============     ===========

                     See Notes to Financial Statements.




                                      MONEY MARKET FUNDS
---------------------------------     ----------------------------------------------------------------
                     Munder
    Munder           Tax-Free         Munder           Munder           Munder           Munder
    Tax-Free         Short-           Cash             Money            Tax-Free         U.S. Treasury
    Bond             Intermediate     Investment       Market           Money Market     Money Market
    Fund             Bond Fund        Fund             Fund             Fund             Fund
    ------------     ------------     --------------   ------------     ------------     -----------
    $177,433,641     $276,567,180     $1,257,349,692   $159,911,613     $380,060,164     $40,114,979
          --              694,000         76,193,805     23,327,973           --          42,284,909
    ------------     ------------     --------------   ------------     ------------     -----------
     177,433,641      277,261,180      1,333,543,497    183,239,586      380,060,164      82,399,888
          --              746,016            --              --               --              --
       2,850,018        4,892,820          3,229,501        370,475        3,318,755         592,328
          --               --                --              --            3,205,000          --
         479,199        1,359,283         38,135,363      6,592,178       13,976,743         221,672
          --               --                --              --               --              --
          26,323           33,071            190,638         46,880           24,555          13,494
    ------------     ------------     --------------   ------------     ------------     -----------
     180,789,181      284,292,370      1,375,098,999    190,249,119      400,585,217      83,227,382
    ------------     ------------     --------------   ------------     ------------     -----------
          --               --                --              --               80,000          --
         400,817          884,813          6,279,746     20,706,776          826,334         205,881
          --               --                --              --           19,657,879          --
          --               --                --              --               --              --
          --               --              4,384,898         68,044          570,814         162,626
          74,640          117,397            392,262         73,171          100,836          25,379
          16,206           25,513            118,543         19,872           31,249           8,089
          36,483           56,057            106,238         --               26,882           3,439
           1,307            2,303             26,891         17,740           14,338           6,060
           2,563           12,395            --              --               13,098             630
          13,469           20,379             69,481         14,016           25,432           8,603
             793            1,249              8,030            908            2,089             633
          35,924           50,109            173,526         40,380           63,222          21,319
    ------------     ------------     --------------   ------------     ------------     -----------
         582,202        1,170,215         11,559,615     20,940,907       21,412,173         442,659
    ------------     ------------     --------------   ------------     ------------     -----------
    $180,206,979     $283,122,155     $1,363,539,384   $169,308,212     $379,173,044     $82,784,723
    ============     ============     ==============   ============     ============     ===========
    $176,640,914     $275,322,506     $1,333,543,497   $183,239,586     $380,060,164     $82,399,888
    ============     ============     ==============   ============     ============     ===========

                     See Notes to Financial Statements.



The Munder Funds
Statements of Assets and Liabilities, June 30, 1999
(Continued)

                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 -----------     ------------    --------------  ------------    ----------      ------------
NET ASSETS consist of:
Undistributed net investment
  income/(loss)  .............   $    14,245     $     30,504    $      --       $    201,333    $     --        $     --
Accumulated net realized
  gain/(loss) on investments
  sold, futures contracts and
  currency transactions  .....     8,183,927        8,853,924        10,458,322     7,112,369     (6,745,700)      42,077,650
Net unrealized
  appreciation/(depreciation)
  of investments, foreign
  currency and net other
  assets  ....................     5,243,588       55,585,789       436,758,649    56,187,310      9,806,745      255,613,126
Par value  ...................         3,605           17,031            44,474        13,777         27,822          365,293
Paid-in capital in excess of
  par value  .................    33,337,207      190,888,875       856,176,201   160,510,036     47,182,502      506,230,680
                                 -----------     ------------    --------------  ------------    -----------     ------------
                                 $46,782,572     $255,376,123    $1,303,437,646  $224,024,825    $50,271,369     $804,286,749
                                 ===========     ============    ==============  ============    ===========     ============
NET ASSETS:
Class A Shares  ..............   $ 1,572,035     $  5,577,513    $  393,277,976  $ 16,023,705    $ 9,844,307     $ 49,602,385
                                 ===========     ============    ==============  ============    ===========     ============
Class B Shares  ..............   $ 1,828,558     $  3,700,237    $  305,955,079  $  1,103,671    $13,811,282     $ 99,695,622
                                 ===========     ============    ==============  ============    ===========     ============
Class C Shares  ..............   $   360,497     $  1,365,846    $       --      $  2,110,998    $ 6,332,788     $ 13,076,470
                                 ===========     ============    ==============  ============    ===========     ============
Class K Shares  ..............   $27,205,977     $205,364,409    $  272,449,537  $106,105,803    $ 2,739,830     $327,354,520
                                 ===========     ============    ==============  ============    ===========     ============
Class Y Shares  ..............   $15,815,505     $ 39,368,118    $  331,755,054  $ 98,680,648    $17,543,162     $314,557,752
                                 ===========     ============    ==============  ============    ===========     ============
SHARES OUTSTANDING:
Class A Shares  ..............       121,288          372,214        13,425,085       988,689        542,030        2,249,795
                                 ===========     ============    ==============  ============    ===========     ============
Class B Shares  ..............       141,506          247,784        10,434,399        69,119        774,083        4,727,557
                                 ===========     ============    ==============  ============    ===========     ============
Class C Shares  ..............        27,841           91,632           --            131,173        354,803          619,243
                                 ===========     ============    ==============  ============    ===========     ============
Class K Shares  ..............     2,095,730       13,694,453         9,303,318     6,540,313        150,931       14,852,121
                                 ===========     ============    ==============  ============    ===========     ============
Class Y Shares  ..............     1,218,359        2,624,906        11,311,697     6,047,962        960,377       14,080,537
                                 ===========     ============    ==============  ============    ===========     ============
CLASS A SHARES:
Net asset value and
  redemption price per share     $     12.96     $      14.98    $        29.29  $      16.21    $     18.16     $      22.05
                                 ===========     ============    ==============  ============    ===========     ============
Maximum sales charge  ........          5.50%            5.50%             2.50%         5.50%          5.50%            5.50%
Maximum offering price per
  share  .....................   $     13.71     $      15.85    $        30.04  $      17.15    $     19.22     $      23.33
                                 ===========     ============    ==============  ============    ===========     ============
CLASS B SHARES:
Net asset value and offering
  price per share*  ..........   $     12.92     $      14.93    $        29.32  $      15.97    $     17.84     $      21.09
                                 ===========     ============    ==============  ============    ===========     ============
CLASS C SHARES:
Net asset value and offering
  price per share*  ..........   $     12.95     $      14.91              N/A   $      16.09    $     17.85     $      21.12
                                 ===========     ============    ==============  ============    ===========     ============
CLASS K SHARES:
Net asset value, offering
  price and redemption price
  per share  .................   $     12.98     $      15.00    $        29.29  $      16.22    $     18.15     $      22.04
                                 ===========     ============    ==============  ============    ===========     ============
CLASS Y SHARES:
Net asset value, offering
  price and redemption price
  per share  .................   $     12.98     $      15.00    $        29.33  $      16.32    $     18.27     $      22.34
                                 ===========     ============    ==============  ============    ===========     ============

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                     See Notes to Financial Statements.



-----------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     ------------    ------------    ------------    ------------    -----------     -----------
    $     --        $     16,492    $     --        $     --        $     --        $    (3,654)    $  (104,043)

     (1,946,987)      (3,837,651)    (60,278,517)       (474,885)    (13,677,531)      (585,973)        136,151

     (1,970,110)      15,619,551      43,142,568      21,483,101       7,237,953     (1,480,674)     10,254,920
         63,506          110,566          19,547         102,769          48,969         16,457          51,840
     85,104,133      133,141,308     342,597,488     137,959,168      63,264,398     19,133,095      56,021,798
    -----------     ------------    ------------    ------------    ------------    -----------     -----------
    $81,250,542     $145,050,266    $325,481,086    $159,070,153    $ 56,873,789    $17,079,251     $66,360,666
    ===========     ============    ============    ============    ============    ===========     ===========

    $ 3,529,813     $  6,014,962    $ 25,728,767    $  2,978,583    $    960,685    $ 3,382,278     $ 2,868,528
    ===========     ============    ============    ============    ============    ===========     ===========
    $ 5,336,647     $  3,287,455    $  8,744,520    $  3,764,697    $  1,120,788    $ 6,682,046     $   545,869
    ===========     ============    ============    ============    ============    ===========     ===========
    $ 1,251,356     $  1,844,538    $  3,839,366    $  1,828,453    $    497,277    $ 1,651,724     $   172,011
    ===========     ============    ============    ============    ============    ===========     ===========
    $ 2,277,092     $ 74,471,758    $123,341,371    $ 10,487,361    $ 36,437,866    $    60,300     $ 1,833,899
    ===========     ============    ============    ============    ============    ===========     ===========
    $68,855,634     $ 59,431,553    $163,827,062    $140,011,059    $ 17,857,173    $ 5,302,903     $60,940,359
    ===========     ============    ============    ============    ============    ===========     ===========

        276,304          458,995       1,556,316         192,686          82,197        323,450         224,314
    ===========     ============    ============    ============    ============    ===========     ===========
        417,990          252,221         556,693         246,186          97,732        650,667          43,473
    ===========     ============    ============    ============    ============    ===========     ===========
         97,612          141,853         240,424         119,713          43,336        160,878          13,670
    ===========     ============    ============    ============    ============    ===========     ===========
        178,130        5,678,394       7,458,160         678,314       3,140,092          5,775         143,847
    ===========     ============    ============    ============    ============    ===========     ===========
      5,380,547        4,525,093       9,735,349       9,039,953       1,533,531        504,928       4,758,733
    ===========     ============    ============    ============    ============    ===========     ===========

    $     12.78     $      13.10    $      16.53    $      15.46    $      11.69    $     10.46     $     12.79
    ===========     ============    ============    ============    ============    ===========     ===========
           5.50%            5.50%           5.50%           5.50%           5.50%          5.50%           5.50%
    $     13.52     $      13.86    $      17.49    $      16.36    $      12.37    $     11.07     $     13.53
    ===========     ============    ============    ============    ============    ===========     ===========

    $     12.77     $      13.03    $      15.71    $      15.29    $      11.47    $     10.27     $     12.56
    ===========     ============    ============    ============    ============    ===========     ===========

    $     12.82     $      13.00    $      15.97    $      15.27    $      11.47    $     10.27     $     12.58
    ===========     ============    ============    ============    ============    ===========     ===========

    $     12.78     $      13.11    $      16.54    $      15.46    $      11.60    $     10.44     $     12.75
    ===========     ============    ============    ============    ============    ===========     ===========

    $     12.80     $      13.13    $      16.83    $      15.49    $      11.64    $     10.50     $     12.81
    ===========     ============    ============    ============    ============    ===========     ===========

                     See Notes to Financial Statements.



The Munder Funds
Statements of Assets and Liabilities, June 30, 1999
(Continued)

                                     INCOME FUNDS
                                     ---------------------------------------------------------------------------------------
                                                        Munder             Munder             Munder U.S.        Munder
                                     Munder             Intermediate       International      Government         Michigan
                                     Bond               Bond               Bond               Income             Tax-Free
                                     Fund               Fund               Fund               Fund               Bond Fund
                                     ------------       ------------       -----------        ------------       -----------
NET ASSETS consist of:
Undistributed net investment
  income  ........................   $    591,759       $    934,341       $ 1,501,834        $    446,422       $    53,564
Accumulated net realized
  gain/(loss) on investments sold        (632,121)       (20,741,358)          (11,521)             (2,362)          (10,758)
Net unrealized
  appreciation/(depreciation) of
  investments and foreign
  currency transactions  .........     (8,058,149)        (9,875,191)       (2,304,167)         (2,708,782)         (588,217)
Par value  .......................         26,800             59,142            52,990              29,611             7,152
Paid-in capital in excess of par
  value  .........................    265,846,478        577,321,121        52,553,840         299,262,754        69,311,541
                                     ============       ============       ===========        ============       ===========
                                     $257,774,767       $547,698,055       $51,792,976        $297,027,643       $68,773,282
                                     ============       ============       ===========        ============       ===========
NET ASSETS:
Class A Shares  ..................   $  2,514,971       $ 10,292,652       $   359,285        $  4,515,862       $ 2,455,753
                                     ============       ============       ===========        ============       ===========
Class B Shares  ..................   $  2,610,076       $  3,779,326       $   138,390        $  4,689,882       $   624,145
                                     ============       ============       ===========        ============       ===========
Class C Shares  ..................   $    431,245       $    607,566       $    74,870        $  1,186,746       $   115,191
                                     ============       ============       ===========        ============       ===========
Class K Shares  ..................   $ 51,465,071       $339,622,095       $    27,313        $213,326,698       $64,064,822
                                     ============       ============       ===========        ============       ===========
Class Y Shares  ..................   $200,753,404       $193,396,416       $51,193,118        $ 73,308,455       $ 1,513,371
                                     ============       ============       ===========        ============       ===========
SHARES OUTSTANDING:
Class A Shares  ..................        261,534          1,109,693            36,880             450,444           255,713
                                     ============       ============       ===========        ============       ===========
Class B Shares  ..................        271,582            408,383            14,238             467,659            64,790
                                     ============       ============       ===========        ============       ===========
Class C Shares  ..................         44,653             65,596             7,661             118,426            11,971
                                     ============       ============       ===========        ============       ===========
Class K Shares  ..................      5,351,181         36,677,598             2,800          21,265,278         6,661,939
                                     ============       ============       ===========        ============       ===========
Class Y Shares  ..................     20,870,766         20,880,624         5,237,452           7,308,796           157,292
                                     ============       ============       ===========        ============       ===========
CLASS A SHARES:
Net asset value and redemption
  price per share  ...............   $       9.62       $       9.28       $      9.74        $      10.03       $      9.60
                                     ============       ============       ===========        ============       ===========
Maximum sales charge  ............           4.00%              4.00%             4.00%               4.00%             4.00%
Maximum offering price per share     $      10.02       $       9.67       $     10.15        $      10.45       $     10.00
                                     ============       ============       ===========        ============       ===========
CLASS B SHARES:
Net asset value and offering
  price per share*  ..............   $       9.61       $       9.25       $      9.72        $      10.03       $      9.63
                                     ============       ============       ===========        ============       ===========
CLASS C SHARES:
Net asset value and offering
  price per share*  ..............   $       9.66       $       9.26       $      9.77        $      10.02       $      9.62
                                     ============       ============       ===========        ============       ===========
CLASS K SHARES:
Net asset value, offering price
  and redemption price per share     $       9.62       $       9.26       $      9.75        $      10.03       $      9.62
                                     ============       ============       ===========        ============       ===========
CLASS Y SHARES:
Net asset value, offering price
  and redemption price per share     $       9.62       $       9.26       $      9.77        $      10.03       $      9.62
                                     ============       ============       ===========        ============       ===========

----------------
 *Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                     See Notes to Financial Statements.



                                          MONEY MARKET FUNDS
--------------------------------------    -----------------------------------------------------------------------
    Munder             Munder             Munder             Munder             Munder             Munder
    Tax-Free           Tax-Free Short-    Cash               Money              Tax-Free           U.S. Treasury
    Bond               Intermediate       Investment         Market             Money Market       Money Market
    Fund               Bond Fund          Fund               Fund               Fund               Fund
    ------------       ------------       --------------     ------------       ------------       -----------
    $    135,148       $    197,079       $      --          $     --           $     --           $     --

       1,328,587          1,126,000               (4,951)              99           (132,944)           41,582

         792,727          1,938,674              --                --                 --                --
          17,972             27,703            1,363,542        1,693,091            379,262            82,743
     177,932,545        279,832,699        1,362,180,793      167,615,022        378,926,726        82,660,398
    ============       ============       ==============     ============       ============       ===========
    $180,206,979       $283,122,155       $1,363,539,384     $169,308,212       $379,173,044       $82,784,723
    ============       ============       ==============     ============       ============       ===========

    $  2,335,848       $  5,641,690       $  135,705,366     $ 17,463,173       $ 67,846,635       $27,040,436
    ============       ============       ==============     ============       ============       ===========
    $    763,111       $  1,285,032              --          $ 10,133,338             --                --
    ============       ============       ==============     ============       ============       ===========
    $    418,553       $    152,064              --          $  2,323,812             --                --
    ============       ============       ==============     ============       ============       ===========
    $173,862,547       $268,948,323       $  869,709,465           --           $289,535,525       $21,776,992
    ============       ============       ==============     ============       ============       ===========
    $  2,826,920       $  7,095,046       $  358,124,553     $139,387,889       $ 21,790,884       $33,967,295
    ============       ============       ==============     ============       ============       ===========

         233,148            551,955          135,704,789       17,464,133         67,828,216        27,038,728
    ============       ============       ==============     ============       ============       ===========
          76,164            125,884              --            10,133,338             --                --
    ============       ============       ==============     ============       ============       ===========
          41,800             14,796              --             2,323,800             --                --
    ============       ============       ==============     ============       ============       ===========
      17,339,232         26,316,134          869,711,117           --            289,633,146        21,760,348
    ============       ============       ==============     ============       ============       ===========
         282,092            693,906          358,125,991      139,387,794         21,801,036        33,944,065
    ============       ============       ==============     ============       ============       ===========

    $      10.02       $      10.22       $         1.00     $       1.00       $       1.00       $      1.00
    ============       ============       ==============     ============       ============       ===========
            4.00%              4.00%                --               --                 --               --
    $      10.44       $      10.65       $         1.00     $       1.00       $       1.00       $      1.00
    ============       ============       ==============     ============       ============       ===========

    $      10.02       $      10.21                  N/A     $       1.00                N/A               N/A
    ============       ============       ==============     ============       ============       ===========

    $      10.01       $      10.28                  N/A     $       1.00                N/A               N/A
    ============       ============       ==============     ============       ============       ===========

    $      10.03       $      10.22       $         1.00              N/A       $       1.00       $      1.00
    ============       ============       ==============     ============       ============       ===========

    $      10.02       $      10.22       $         1.00     $       1.00       $       1.00       $      1.00
    ============       ============       ==============     ============       ============       ===========

                     See Notes to Financial Statements.



The Munder Funds
Statements of Operations, Year Ended June 30, 1999

                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 ------------    -----------     ------------    -----------     -----------     -----------
INVESTMENT INCOME:
Interest  ....................   $  1,503,856    $   799,642     $  1,610,048    $   197,635     $    46,257     $ 1,960,896
Dividends (a)  ...............        422,210      5,744,335       13,190,412      4,256,713          77,228       6,466,935
Other  .......................         16,598         22,533           --            422,611          16,182          45,467
                                 ------------    -----------     ------------    -----------     -----------     -----------
      Total investment income       1,942,664      6,566,510       14,800,460      4,876,959         139,667       8,473,298
                                 ------------    -----------     ------------    -----------     -----------     -----------
EXPENSES:
Distribution and shareholder
  servicing fees:
  Class A Shares  ............          2,752         14,718          668,669         16,677          19,674         100,839
  Class B Shares  ............          9,120         24,950        1,928,910          9,592         127,395         948,914
  Class C Shares  ............          1,491          9,852           --             17,822          57,284         125,706
Shareholder servicing fees:
  Class K Shares  ............         70,693        503,308          526,665        249,986           6,020         740,531
Investment advisory fee  .....        417,501      1,851,765        1,131,461      1,537,543         432,863       6,861,477
Administration fee  ..........         68,581        262,917        1,009,569        218,250          46,203         796,216
Transfer agent fee  ..........         22,206         82,262          352,358         67,462          14,904         255,799
Custodian fees  ..............         53,402         63,517          251,854        198,762          22,217         150,803
Legal and audit fees  ........          9,503         33,518          131,714         28,306           5,549         139,162
Trustees'/Directors' fees and
  expenses  ..................          2,524          8,962           32,687          7,368           1,284          25,324
Amortization of organization
  costs  .....................         --              1,216           --             --              --              --
Registration and filing fees           33,457         42,804          141,321         38,392          40,635         114,214
Other  .......................         13,561         33,767          338,554         29,775          40,048         155,689
                                 ------------    -----------     ------------    -----------     -----------     -----------
      Total Expenses  ........        704,791      2,933,556        6,513,762      2,419,935         814,076      10,414,674
Fees waived and/or expenses
  reimbursed by investment
  advisor and/or distributor           --             --           (1,778,650)        --             (50,658)     (1,250,000)
                                 ------------    -----------     ------------    -----------     -----------     -----------
      Net Expenses  ..........        704,791      2,933,556        4,735,112      2,419,935         763,418       9,164,674
                                 ------------    -----------     ------------    -----------     -----------     -----------
NET INVESTMENT INCOME/(LOSS)        1,237,873      3,632,954       10,065,348      2,457,024        (623,751)       (691,376)
                                 ------------    -----------     ------------    -----------     -----------     -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss)
  from:
  Security transactions  .....     14,076,577     10,528,419       13,521,805      9,076,275      (6,696,854)     89,416,385
  Futures contracts  .........         --             --            2,519,659         --              --              --
  Foreign currency
    transactions  ............         --             --               --              2,655          --              --
Net change in unrealized
  appreciation/
  (depreciation) of:
  Securities  ................    (10,208,561)     1,735,753      180,273,804     10,052,611      10,124,607       9,480,176
  Futures contracts  .........         --             --              289,891         --              --              --
  Foreign currency and net
    other assets  ............         --             --               --             (6,945)         --              --
                                 ------------    -----------     ------------    -----------     -----------     -----------
Net realized and unrealized
  gain/(loss) on investments        3,868,016     12,264,172      196,605,159     19,124,596       3,427,753      98,896,561
                                 ------------    -----------     ------------    -----------     -----------     -----------
NET INCREASE/(DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS  ................   $  5,105,889    $15,897,126     $206,670,507    $21,581,620     $ 2,804,002     $98,205,185
                                 ============    ===========     ============    ===========     ===========     ===========

----------------
(a) Net of foreign withholding taxes of $646, $14,733, $147,303, $382,077,
    $9,774, $50,772, $201, $99,445 for Munder Balanced Fund, Munder Growth & Income Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

                     See Notes to Financial Statements.



-----------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    ------------    -----------     ------------    -----------     -----------     -----------     ----------
    $    126,287    $   533,561     $  1,016,996    $   392,739     $   229,840     $    20,190     $   64,790
       4,941,487      1,688,906        1,472,878      2,390,933         678,391           6,278        805,337
          --             94,413          172,111         29,061          56,210          37,683         35,099
    ------------    -----------     ------------    -----------     -----------     -----------     ----------
       5,067,774      2,316,880        2,661,985      2,812,733         964,441          64,151        905,226
    ------------    -----------     ------------    -----------     -----------     -----------     ----------

           7,993         15,374           52,064         12,320           1,134          10,366          5,139
          56,177         28,749          107,763         21,110           4,912          75,939          5,792
          12,460         17,721           47,642         12,058           3,029          23,360          1,744

           4,548        164,091          325,840         26,646          73,189             312          4,479
         652,005      1,022,524        2,558,572      1,187,734         538,218         192,182        626,144
          94,060        145,544          363,930        171,327          45,835          20,469         66,652
          30,350         47,797          116,530         57,398          13,154           5,924         20,539
          26,098         41,728           93,395         46,226         144,325          33,288        152,650
          16,101         18,223           46,442         21,609          20,776           8,998         31,709
           3,014          4,549           12,121          5,309           1,452             647          2,077
          14,645         --               --             12,490           1,401           1,200          5,965
          43,362         41,043           53,841         43,786          34,633          31,849         34,145
          21,762         22,399           76,334         23,337           7,706          26,400          6,264
    ------------    -----------     ------------    -----------     -----------     -----------     ----------
         982,575      1,569,742        3,854,474      1,641,350         889,764         430,934        963,299

          --             --               --             --            (118,477)        (59,761)       (93,638)
    ------------    -----------     ------------    -----------     -----------     -----------     ----------
         982,575      1,569,742        3,854,474      1,641,350         771,287         371,173        869,661
    ------------    -----------     ------------    -----------     -----------     -----------     ----------
       4,085,199        747,138       (1,192,489)     1,171,383         193,154        (307,022)        35,565
    ------------    -----------     ------------    -----------     -----------     -----------     ----------

      (1,754,780)    (3,939,228)     (57,804,325)      (179,786)     (6,956,063)       (468,293)       535,867
          --             --           (1,330,354)        --              --              --              --
          --             --               --                (81)       (342,635)         (4,377)      (101,989)

      (9,497,908)    (5,751,711)      16,665,056     (3,617,545)     19,152,085      (1,882,951)     3,805,159
          --             --               --             --              --              --              --
          --             --               --                  8          (1,468)            (14)        (6,130)
    ------------    -----------     ------------    -----------     -----------     -----------     ----------

     (11,252,688)    (9,690,939)     (42,469,623)    (3,797,404)     11,851,919      (2,355,635)     4,232,907
    ------------    -----------     ------------    -----------     -----------     -----------     ----------

    $ (7,167,489)   $(8,943,801)    $(43,662,112)   $(2,626,021)    $12,045,073     $(2,662,657)    $4,268,472
    ============    ===========     ============    ===========     ===========     ===========     ==========

                     See Notes to Financial Statements.



The Munder Funds
Statements of Operations, Year Ended June 30, 1999
(Continued)

                                        INCOME FUNDS
                                        ---------------------------------------------------------------------------
                                                        Munder          Munder          Munder U.S.     Munder
                                        Munder          Intermediate    International   Government      Michigan
                                        Bond            Bond            Bond            Income          Tax-Free
                                        Fund            Fund            Fund            Fund            Bond Fund
                                        ------------    ------------    ----------      ------------    -----------
INVESTMENT INCOME:
Interest (Net of foreign withholding
  taxes of $5,234 for the Munder
  International Bond Fund)  .........   $ 17,785,394    $ 35,940,824    $2,237,879      $ 20,161,332    $ 3,373,529
Other  ..............................         58,557         101,721           351            37,774         --
                                        ------------    ------------    ----------      ------------    -----------
         Total investment income  ...     17,843,951      36,042,545     2,238,230        20,199,106      3,373,529
                                        ------------    ------------    ----------      ------------    -----------
EXPENSES:
Distribution and shareholder
servicing fees:
   Class A Shares  ..................          5,031          22,016           813             9,378          5,390
   Class B Shares  ..................         15,696          22,201         1,342            35,222          6,916
   Class C Shares  ..................          2,689           2,423           491             6,931          2,242
Shareholder servicing fees:
   Class K Shares  ..................        117,166         879,794           173           549,383        162,430
Investment advisory fee  ............      1,323,141       2,847,670       270,236         1,506,263        345,389
Administration fee  .................        282,194         606,823        57,684           321,496         73,705
Transfer agent fee  .................         91,440         189,940        17,802            99,789         26,792
Custodian fees  .....................         83,674         141,988        59,050            84,030         36,065
Legal and audit fees  ...............         34,896          78,947         7,336            40,735          9,160
Trustees'/Directors' fees and
  expenses  .........................          8,751          20,514         1,952            10,727          2,426
Amortization of organization costs  .         --              --             6,504             2,330          3,007
Registration and filing fees  .......         43,523          55,451        34,224            46,152          9,554
Other  ..............................         30,742          60,190        24,089            41,437         11,158
                                        ------------    ------------    ----------      ------------    -----------
         Total Expenses  ............      2,038,943       4,927,957       481,696         2,753,873        694,234
                                        ------------    ------------    ----------      ------------    -----------
NET INVESTMENT INCOME  ..............     15,805,008      31,114,588     1,756,534        17,445,233      2,679,295
                                        ------------    ------------    ----------      ------------    -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
   Security transactions  ...........        113,541        (638,020)      826,107          (332,111)       363,391
   Foreign currency transactions  ...         --              --            43,751            --             --
Net change in unrealized appreciation/
  (depreciation) of:
   Securities  ......................    (10,652,037)    (13,474,110)     (592,025)      (10,742,077)    (2,577,732)
   Foreign currency and net other
    assets  .........................         --              --           (25,478)           --             --
                                        ------------    ------------    ----------      ------------    -----------
Net realized and unrealized
  gain/(loss) on investments  .......    (10,538,496)    (14,112,130)      252,355       (11,074,188)    (2,214,341)
                                        ------------    ------------    ----------      ------------    -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS  ..................   $  5,266,512    $ 17,002,458    $2,008,889      $  6,371,045    $   464,954
                                        ============    ============    ==========      ============    ===========

                     See Notes to Financial Statements.



                                    MONEY MARKET FUNDS
---------------------------------   ------------------------------------------------------------
                    Munder                                                          Munder
    Munder          Tax-Free        Munder          Munder          Munder          U.S.
    Tax-Free        Short-          Cash            Money           Tax-Free        Treasury
    Bond            Intermediate    Investment      Market          Money Market    Money Market
    Fund            Bond Fund       Fund            Fund            Fund            Fund
    -----------     -----------     -----------     ----------      -----------     ----------
    $ 9,539,271     $13,881,233     $68,101,469     $6,655,748      $11,110,667     $4,746,093
         --              --              --              --              --              3,532
    -----------     -----------     -----------     ----------      -----------     ----------
      9,539,271      13,881,233      68,101,469      6,655,748       11,110,667      4,749,625
    -----------     -----------     -----------     ----------      -----------     ----------

          6,166          16,189         318,257         45,127          177,079         28,349
          7,353           9,837          --             47,860           --              --
            666             316          --             15,411           --              --

        468,707         714,913       1,256,981          --             367,804         74,027
        971,168       1,511,012       4,540,033        514,285        1,188,449        334,833
        206,804         321,790       1,375,320        137,095          361,566        102,073
         58,288          97,414         282,173         31,229          111,117         24,385
         64,836          90,126         267,354         27,675           76,844         31,639
         26,816          41,652         167,781         14,957           43,958         14,491
          7,066          10,901          45,187          4,317           11,910          4,395
          5,485          --              --              6,168           --              --
         36,953          42,576         120,477         61,274           44,388         22,410
         30,760          29,762         102,364          4,786           40,019         21,658
    -----------     -----------     -----------     ----------      -----------     ----------
      1,891,068       2,886,488       8,475,927        910,184        2,423,134        658,260
    -----------     -----------     -----------     ----------      -----------     ----------
      7,648,203      10,994,745      59,625,542      5,745,564        8,687,533      4,091,365
    -----------     -----------     -----------     ----------      -----------     ----------

      4,151,537       2,619,695          --               (204)           2,388          --
         --              --              --              --              --              --

     (9,789,711)     (6,462,466)         --              --              --              --
         --              --              --              --              --              --
    -----------     -----------     -----------     ----------      -----------     ----------
     (5,638,174)     (3,842,771)         --               (204)           2,388          --
    -----------     -----------     -----------     ----------      -----------     ----------

    $ 2,010,029     $ 7,151,974     $59,625,542     $5,745,360      $ 8,689,921     $4,091,365
    ===========     ===========     ===========     ==========      ===========     ==========

                     See Notes to Financial Statements.



The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1999

                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 ------------    ------------    --------------  ------------    -----------     ------------
Net investment income/(loss)     $  1,237,873    $  3,632,954    $   10,065,348  $  2,457,024    $  (623,751)    $   (691,376)
Net realized gain/(loss) on
  investments sold  ..........     14,076,577      10,528,419        16,041,464     9,078,930     (6,696,854)      89,416,385
Net change in unrealized
  appreciation/
  (depreciation) of
  investments  ...............    (10,208,561)      1,735,753       180,563,695    10,045,666     10,124,607        9,480,176
                                 ------------    ------------    --------------  ------------    -----------     ------------
Net increase/(decrease) in
  net assets resulting from
  operations  ................      5,105,889      15,897,126       206,670,507    21,581,620      2,804,002       98,205,185
Dividends to shareholders
  from net investment income:
    Class A Shares  ..........        (20,597)        (75,395)       (2,632,324)      (59,090)        --               --
    Class B Shares  ..........         (9,726)        (11,422)       (1,254,520)       (6,706)        --               --
    Class C Shares  ..........         (1,589)         (4,869)          --            (12,169)        --               --
    Class K Shares  ..........       (495,656)     (2,515,841)       (1,806,046)   (1,142,060)        --               --
    Class Y Shares  ..........       (653,889)       (546,965)       (3,323,108)   (1,239,749)        --             (345,882)
Distributions to shareholders
  in excess of net investment
  income:
    Class A Shares  ..........         --              --               --             --             --               --
    Class B Shares  ..........         --              --               --             --             --               --
    Class C Shares  ..........         --              --               --             --             --               --
    Class K Shares  ..........         --              --               --             --             --               --
    Class Y Shares  ..........         --              --               --             --             --               --
Distributions to shareholders
  from net realized gains:
    Class A Shares  ..........       (111,254)       (453,417)       (2,169,071)      (76,269)      (158,713)      (2,451,617)
    Class B Shares  ..........        (91,842)       (202,291)       (1,537,617)      (13,857)      (282,930)      (7,432,162)
    Class C Shares  ..........        (12,800)        (66,154)          --            (25,947)      (123,793)      (1,028,461)
    Class K Shares  ..........     (3,289,822)    (18,732,778)       (1,904,925)   (1,540,788)       (44,400)     (22,000,121)
    Class Y Shares  ..........     (3,992,119)     (3,210,916)       (2,728,139)   (1,475,693)      (301,983)     (21,500,520)
Distributions to shareholders
  in excess of realized gains:
    Class A Shares  ..........         --              --               --             --             --               --
    Class B Shares  ..........         --              --               --             --             --               --
    Class C Shares  ..........         --              --               --             --             --               --
    Class K Shares  ..........         --              --               --             --             --               --
    Class Y Shares  ..........         --              --               --             --             --               --
Distributions to shareholders
  from capital:
    Class A Shares  ..........         --              --               --             --             --               --
    Class B Shares  ..........         --              --               --             --             --               --
    Class C Shares  ..........         --              --               --             --             --               --
    Class K Shares  ..........         --              --               --             --             --               --
    Class Y Shares  ..........         --              --               --             --             --               --
Net increase/(decrease) in
  net assets from Fund share
  transactions:
    Class A Shares  ..........        701,203      (4,014,850)      134,515,408     8,893,119     (1,056,169)      14,240,459
    Class B Shares  ..........      1,149,209       1,998,157       134,033,626       (67,178)    (2,329,218)      (4,872,510)
    Class C Shares  ..........        239,877        (421,392)          --             99,990     (1,095,036)      (1,410,384)
    Class K Shares  ..........     (3,404,875)     (2,066,361)       61,622,699    (7,374,138)      (354,975)      56,882,761
    Class Y Shares  ..........    (28,897,431)      5,560,859       (43,886,978)  (10,808,955)       599,445      (60,956,845)
                                 ------------    ------------    --------------  ------------    -----------     ------------
Net increase/(decrease) in
  net assets  ................    (33,785,422)     (8,866,509)      475,599,512     6,732,130     (2,343,770)      47,329,903
NET ASSETS:
Beginning of period  .........     80,567,994     264,242,632       827,838,134   217,292,695     52,615,139      756,956,846
                                 ------------    ------------    --------------  ------------    -----------     ------------
End of period  ...............   $ 46,782,572    $255,376,123    $1,303,437,646  $224,024,825    $50,271,369     $804,286,749
                                 ============    ============    ==============  ============    ===========     ============
Undistributed net investment
  income/(loss)  .............   $     14,245    $     30,504    $      --       $    201,333    $     --        $     --
                                 ============    ============    ==============  ============    ===========     ============

                     See Notes to Financial Statements.



-----------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
    $  4,085,199    $    747,138    $ (1,192,489)   $  1,171,383    $   193,154     $  (307,022)    $    35,565
      (1,754,780)     (3,939,228)    (59,134,679)       (179,867)    (7,298,698)       (472,670)        433,878

      (9,497,908)     (5,751,711)     16,665,056      (3,617,537)    19,150,617      (1,882,965)      3,799,029
    ------------    ------------    ------------    ------------    -----------     -----------     -----------

      (7,167,489)     (8,943,801)    (43,662,112)     (2,626,021)    12,045,073      (2,662,657)      4,268,472

        (148,737)        (32,483)         --             (17,723)        --              --              --
        (229,771)           (590)         --              --             --              --              --
         (51,338)           (365)         --              --             --              --              --
         (90,219)       (301,291)         --             (30,305)        --              --              --
      (3,909,906)       (420,084)         --            (770,952)        --              --              --

          --             (11,564)         --              --             --              --              --
          --              (4,201)         --              --             --              --              --
          --              (2,599)         --              --             --              --              --
          --             (26,396)         --              --             --              --              --
          --              --            (245,135)         --             --              --              --

         (92,242)       (182,203)     (1,595,064)       (239,222)        --             (34,003)         (1,318)
        (173,403)        (68,000)       (920,567)        (65,020)        --             (61,201)           (264)
         (39,951)        (42,037)       (370,434)        (41,943)        --             (18,261)            (92)
         (60,204)     (1,344,886)     (9,282,837)       (416,053)        --              (1,180)           (904)
      (2,367,839)     (1,361,469)    (12,457,292)     (5,372,785)        --             (38,003)        (31,731)

          --              --              --              --             --              (6,191)         --
          --              --              --              --             --             (11,143)         --
          --              --              --              --             --              (3,325)         --
          --              --              --              --             --                (215)         --
          --              --              --              --             --              (6,919)         --

         (21,931)         --              --              --             --              --              --
         (38,530)         --              --              --             --              --              --
          (8,546)         --              --              --             --              --              --
         (12,479)         --              --              --             --              --              --
        (522,878)         --              --              --             --              --              --

          49,263      (1,568,355)      4,650,565      (3,384,827)       238,069        (995,684)        892,175
        (576,360)        337,976      (2,785,595)      1,530,743        479,951        (905,614)        (36,560)
         (26,150)        116,967      (1,252,201)        672,528        277,007      (1,224,944)        (27,499)
         480,851      (2,862,277)     (7,189,080)     (3,137,313)    (3,994,617)        (82,506)       (479,640)
      (1,066,406)     (5,824,485)     (9,567,847)    (16,271,565)       429,997         483,685      (7,524,088)
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
     (16,074,265)    (22,542,143)    (84,677,599)    (30,170,458)     9,475,480      (5,568,161)     (2,941,449)

      97,324,807     167,592,409     410,158,685     189,240,611     47,398,309      22,647,412      69,302,115
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
    $ 81,250,542    $145,050,266    $325,481,086    $159,070,153    $56,873,789     $17,079,251     $66,360,666
    ============    ============    ============    ============    ===========     ===========     ===========
    $     --        $     16,492    $     --        $     --        $    --         $    (3,654)    $  (104,043)
    ============    ============    ============    ============    ===========     ===========     ===========

                     See Notes to Financial Statements.



The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1999
(Continued)

                                        INCOME FUNDS
                                        -------------------------------------------------------------------------------
                                                         Munder           Munder           Munder U.S.      Munder
                                        Munder           Intermediate     International    Government       Michigan
                                        Bond             Bond             Bond             Income           Tax-Free
                                        Fund             Fund             Fund             Fund             Bond Fund
                                        ------------     ------------     -----------      ------------     -----------
Net investment income  ..............   $ 15,805,008     $ 31,114,588     $ 1,756,534      $ 17,445,233     $ 2,679,295
Net realized gain/(loss) on
  investments sold  .................        113,541         (638,020)        869,858          (332,111)        363,391
Net change in unrealized
  appreciation/(depreciation) of
  investments  ......................    (10,652,037)     (13,474,110)       (617,503)      (10,742,077)     (2,577,732)
                                        ------------     ------------     -----------      ------------     -----------
Net increase in net assets resulting
  from operations  ..................      5,266,512       17,002,458       2,008,889         6,371,045         464,954
Dividends to shareholders from net
  investment income:
  Class A Shares  ...................       (110,890)        (467,224)         (5,912)         (213,866)        (84,644)
  Class B Shares  ...................        (76,952)        (104,235)         (1,778)         (169,414)        (20,266)
  Class C Shares  ...................        (13,121)         (10,373)            (43)          (33,137)         (7,361)
  Class K Shares  ...................     (2,596,504)     (18,796,958)         (1,327)      (11,734,377)     (2,518,676)
  Class Y Shares  ...................    (12,260,301)     (11,485,716)     (1,019,898)       (4,114,959)        (43,650)
Distributions to shareholders from
  net realized gains:
  Class A Shares  ...................         --               --              (4,410)           (4,336)        (29,157)
  Class B Shares  ...................         --               --              (1,957)           (4,239)        (10,432)
  Class C Shares  ...................         --               --                 (50)             (976)         (3,824)
  Class K Shares  ...................         --               --              (1,083)         (254,250)     (1,053,829)
  Class Y Shares  ...................         --               --            (732,896)          (84,482)        (15,888)
Distributions in excess of net
  realized capital gains:
  Class A Shares  ...................         --               --              --                (1,949)         --
  Class B Shares  ...................         --               --              --                (1,905)         --
  Class C Shares  ...................         --               --              --                  (439)         --
  Class K Shares  ...................         --               --              --              (114,252)         --
  Class Y Shares  ...................         --               --              --               (37,964)         --
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares  ...................      1,082,357        3,155,208         204,393         2,106,533         717,704
  Class B Shares  ...................      2,032,030        3,287,122          32,380         3,922,510          24,599
  Class C Shares  ...................        386,963          552,291          52,731         1,142,790          40,325
  Class K Shares  ...................     10,118,927       (7,527,036)        (53,407)        1,090,361       9,613,181
  Class Y Shares  ...................    (13,039,842)     (28,657,896)      1,107,190         4,931,332         553,700
                                        ------------     ------------     -----------      ------------     -----------
Net increase/(decrease) in net
  assets  ...........................     (9,210,821)     (43,052,359)      1,582,822         2,794,026       7,626,736
NET ASSETS:
Beginning of period  ................    266,985,588      590,750,414      50,210,154       294,233,617      61,146,546
                                        ------------     ------------     -----------      ------------     -----------
End of period  ......................   $257,774,767     $547,698,055     $51,792,976      $297,027,643     $68,773,282
                                        ============     ============     ===========      ============     ===========
Undistributed net investment income     $    591,759     $    934,341     $ 1,501,834      $    446,422     $    53,564
                                        ============     ============     ===========      ============     ===========

                     See Notes to Financial Statements.



                                          MONEY MARKET FUNDS
--------------------------------------    ----------------------------------------------------------------------
    Munder             Munder             Munder             Munder             Munder             Munder
    Tax-Free           Tax-Free Short-    Cash               Money              Tax-Free           U.S. Treasury
    Bond               Intermediate       Investment         Market             Money Market       Money Market
    Fund               Bond Fund          Fund               Fund               Fund               Fund
    ------------       ------------       --------------     ------------       ------------       ------------
    $  7,648,203       $ 10,994,745       $   59,625,542     $  5,745,564       $  8,687,533       $  4,091,365
       4,151,537          2,619,695              --                  (204)             2,388             --

      (9,789,711)        (6,462,466)             --                --                 --                 --
    ------------       ------------       --------------     ------------       ------------       ------------
       2,010,029          7,151,974           59,625,542        5,745,360          8,689,921          4,091,365

         (97,210)          (232,599)          (5,702,448)        (787,647)        (1,771,500)          (462,365)
         (23,614)           (28,549)             --              (166,881)            --                 --
          (2,137)            (1,046)             --               (55,291)            --                 --
      (7,417,078)       (10,424,146)         (38,263,538)          --             (6,347,694)        (2,092,400)
        (144,808)          (337,854)         (15,659,556)      (4,735,745)          (568,339)        (1,536,600)

         (93,983)           (57,554)             --                --                 --                 --
         (25,703)            (9,614)             --                --                 --                 --
          (1,675)              (136)             --                --                 --                 --
      (6,883,736)        (2,598,200)             --                --                 --                 --
        (114,516)           (78,091)             --                --                 --                 --

          --                 --                  --                --                 --                 --
          --                 --                  --                --                 --                 --
          --                 --                  --                --                 --                 --
          --                 --                  --                --                 --                 --
          --                 --                  --                --                 --                 --

           1,759           (822,519)           2,045,869        2,715,307         (4,164,201)        18,394,886
         334,729            855,361              --             9,475,555             --                 --
         383,951            155,186              --             2,322,947             --                 --
      (7,856,749)       (20,332,001)         196,865,078           --             83,938,192        (19,470,068)
      (1,103,133)        (2,156,522)          30,706,000       70,697,768          1,392,428         (3,469,552)
    ------------       ------------       --------------     ------------       ------------       ------------
     (21,033,874)       (28,916,310)         229,616,947       85,211,373         81,168,807         (4,544,734)

     201,240,853        312,038,465        1,133,922,437       84,096,839        298,004,237         87,329,457
    ------------       ------------       --------------     ------------       ------------       ------------
    $180,206,979       $283,122,155       $1,363,539,384     $169,308,212       $379,173,044       $ 82,784,723
    ============       ============       ==============     ============       ============       ============
    $    135,148       $    197,079       $      --          $     --           $     --           $     --
    ============       ============       ==============     ============       ============       ============

                     See Notes to Financial Statements.



The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1998

                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 ------------    ------------    ------------    ------------    -----------     ------------
Net investment income/(loss)     $  2,081,463    $  4,576,922    $  8,883,915    $  2,440,184    $  (363,504)    $    (86,750)
Net realized gain/(loss) on
  investments sold  ..........      5,703,535      47,077,678      33,333,607      12,355,064      2,381,269       57,519,549
Net change in unrealized
  appreciation/
  (depreciation) of
  investments  ...............      4,433,170         306,124     129,730,391      (6,574,836)      (836,028)      88,892,683
                                 ------------    ------------    ------------    ------------    -----------     ------------
Net increase/(decrease) in
  net assets resulting from
  operations  ................     12,218,168      51,960,724     171,947,913       8,220,412      1,181,737      146,325,482
Dividends to shareholders
  from net investment income:
    Class A Shares  ..........        (12,304)       (105,754)     (1,934,743)        (81,341)        --              (12,065)
    Class B Shares  ..........         (7,042)        (10,894)       (841,512)         (7,796)        --               --
    Class C Shares  ..........         (1,440)         (8,114)         --             (14,540)        --               --
    Class K Shares  ..........       (640,005)     (3,798,603)     (1,499,498)     (1,386,400)        --             (162,310)
    Class Y Shares  ..........     (1,397,675)       (639,004)     (4,498,789)     (1,473,592)        --             (367,945)
Distributions to shareholders
  from net realized gains:  ..
    Class A Shares  ..........        (34,027)       (709,636)    (10,783,436)       (421,143)      (200,426)        (911,264)
    Class B Shares  ..........        (27,885)       (130,526)     (7,428,003)        (73,900)      (284,509)      (4,381,717)
    Class C Shares  ..........         (7,200)        (71,978)         --            (146,699)      (166,726)        (510,812)
    Class K Shares  ..........     (2,572,553)    (33,747,169)    (10,764,825)     (7,243,743)       (55,740)     (12,258,369)
    Class Y Shares  ..........     (4,287,718)     (4,561,542)    (24,608,492)     (6,435,614)      (388,128)     (13,781,279)
Distributions to shareholders
  in excess of realized gains:
    Class A Shares  ..........         --              --              --              --             --               --
    Class B Shares  ..........         --              --              --              --             --               --
    Class C Shares  ..........         --              --              --              --             --               --
    Class K Shares  ..........         --              --              --              --             --               --
    Class Y Shares  ..........         --              --              --              --             --               --
Net increase/(decrease) in
  net assets from Fund share
  tranactions:  ..............
    Class A Shares  ..........        440,063       5,491,229      93,474,978        (176,367)    10,885,938       11,650,530
    Class B Shares  ..........        432,175       1,022,079      55,275,429          21,870     15,922,896        2,131,348
    Class C Shares  ..........         39,185       1,002,578          --            (393,285)     7,605,168        3,287,255
    Class K Shares  ..........     25,358,644      (2,599,559)     88,663,914     (24,045,346)     2,744,686       (7,678,546)
    Class Y Shares  ..........    (26,488,592)      3,990,672     (69,550,686)     (2,594,187)    12,155,073      109,458,384
                                 ------------    ------------    ------------    ------------    -----------     ------------
Net increase/(decrease) in
  net assets  ................      3,011,794      17,084,503     277,452,250     (36,251,671)    49,399,969      232,788,692
NET ASSETS:
Beginning of period  .........     77,556,200     247,158,129     550,385,884     253,544,366      3,215,170      524,168,154
                                 ------------    ------------    ------------    ------------    -----------     ------------
End of period  ...............   $ 80,567,994    $264,242,632    $827,838,134    $217,292,695    $52,615,139     $756,956,846
                                 ============    ============    ============    ============    ===========     ============
Undistributed net investment
  income/(loss)  .............   $     --        $    136,706    $     --        $     41,238    $    --         $     --
                                 ============    ============    ============    ============    ===========     ============

                     See Notes to Financial Statements.




-----------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     ------------    ------------    ------------    ------------    -----------     -----------
    $ 3,557,590     $    888,525    $ (1,943,180)   $  1,172,506    $    445,711    $  (208,621)    $   224,653
      3,087,322        8,250,295      86,273,022      16,249,019      (5,791,184)       260,574        (457,298)

     (1,828,364)      14,588,947     (38,336,774)     13,817,752     (12,928,226)       100,052       3,758,489
    -----------     ------------    ------------    ------------    ------------    -----------     -----------

      4,816,548       23,727,767      45,993,068      31,239,277     (18,273,699)       152,005       3,525,844

       (108,959)         (26,178)         --             (36,542)         (2,697)        --              (2,066)
       (212,532)          --              --                (743)            (61)        --              --
        (36,424)          --              --                (382)             (4)        --              --
        (76,887)        (330,560)         --             (64,557)       (133,371)        --              (2,557)
     (2,999,226)        (414,148)         --          (1,079,848)        (92,010)        --            (122,744)

        (20,080)         (98,858)     (2,406,705)       (155,490)         (2,952)        --              (2,543)
        (57,106)         (46,471)     (1,802,093)       (102,547)         (1,902)        --                (423)
         (9,143)         (31,704)       (739,949)        (52,647)           (125)        --                (155)
        (17,626)      (3,173,416)    (29,901,527)       (709,652)       (141,436)        --              (3,147)
       (626,049)      (2,414,775)    (37,145,834)     (8,345,671)        (69,616)        --            (100,609)

         --               --              --              --             (11,999)        --              (1,338)
         --               --              --              --              (7,730)        --                (222)
         --               --              --              --                (510)        --                 (81)
         --               --              --              --            (574,853)        --              (1,657)
         --               --              --              --            (282,947)        --             (52,964)

      2,724,813        4,300,790       1,838,033       2,771,389         330,315      4,350,716         420,739
      2,284,249        2,782,374       9,490,901       1,157,493         584,974      7,733,693         442,098
      1,003,579        1,717,806       4,338,208         543,586         133,643      3,228,224          83,236
        617,619       23,335,289      19,006,863       5,094,370      40,278,768         37,061         936,727
     33,785,992       47,491,052      76,298,503      67,989,812      15,732,843      3,049,654      37,971,159
    -----------     ------------    ------------    ------------    ------------    -----------     -----------
     41,068,768       96,818,968      84,969,468      98,247,848      37,464,631     18,551,353      43,089,297

     56,256,039       70,773,441     325,189,217      90,992,763       9,933,678      4,096,059      26,212,818
    -----------     ------------    ------------    ------------    ------------    -----------     -----------
    $97,324,807     $167,592,409    $410,158,685    $189,240,611    $ 47,398,309    $22,647,412     $69,302,115
    ===========     ============    ============    ============    ============    ===========     ===========
    $   138,196     $    126,140    $     --        $     14,983    $   (127,776)   $    (2,990)    $   (45,004)
    ===========     ============    ============    ============    ============    ===========     ===========

                     See Notes to Financial Statements.




The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1998
(Continued)

                                        INCOME FUNDS
                                        -------------------------------------------------------------------------------
                                                         Munder           Munder           Munder U.S.      Munder
                                        Munder           Intermediate     International    Government       Michigan
                                        Bond             Bond             Bond             Income           Tax-Free
                                        Fund             Fund             Fund             Fund             Bond Fund
                                        ------------     ------------     -----------      ------------     -----------
Net investment income  ..............   $ 13,694,126     $ 32,447,440     $ 1,913,886      $ 16,789,533     $ 2,244,864
Net realized gain/(loss) on
  investments sold during the period       4,728,659        3,685,329        (125,433)        1,108,248         863,725
Net change in unrealized
  appreciation/(depreciation) of
  investments  ......................      3,308,753        5,213,246      (1,187,143)        7,657,342       1,255,741
                                        ------------     ------------     -----------      ------------     -----------
Net increase in net assets resulting
  from operations  ..................     21,731,538       41,346,015         601,310        25,555,123       4,364,330
Dividends to shareholders from net
  investment income:
  Class A Shares  ...................        (64,993)        (392,003)         (3,591)         (153,757)        (36,612)
  Class B Shares  ...................        (32,649)         (27,600)           (460)          (63,433)        (14,966)
  Class C Shares  ...................         (9,081)          (7,222)            (25)           (1,531)         (2,693)
  Class K Shares  ...................     (2,309,105)     (19,688,059)         (1,948)      (12,468,287)     (2,120,313)
  Class Y Shares  ...................    (10,967,327)     (11,705,695)     (1,217,193)       (3,797,610)        (30,979)
Distributions to shareholders from
  net realized gains:
  Class A Shares  ...................         --               --                (260)          (18,534)           (923)
  Class B Shares  ...................         --               --                 (36)           (6,556)           (661)
  Class C Shares  ...................         --               --              --                  (120)           (164)
  Class K Shares  ...................         --               --                (147)       (1,148,408)        (87,429)
  Class Y Shares  ...................         --               --             (82,339)         (329,997)         (1,099)
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares  ...................        674,212        1,201,962          (5,296)        1,322,725       1,288,395
  Class B Shares  ...................        100,737          125,196          86,442          (667,713)        301,399
  Class C Shares  ...................         15,087             (872)         31,759            90,138         (16,409)
  Class K Shares  ...................      6,660,251       24,345,882         (23,235)       19,461,225      12,267,002
  Class Y Shares  ...................    101,272,269       61,989,285      (1,144,971)       14,050,826         332,242
                                        ------------     ------------     -----------      ------------     -----------
Net increase/(decrease) in net
  assets  ...........................    117,070,939       97,186,889      (1,759,990)       41,824,091      16,241,120
NET ASSETS:
Beginning of period  ................    149,914,649      493,563,525      51,970,144       252,409,526      44,905,426
                                        ------------     ------------     -----------      ------------     -----------
End of period  ......................   $266,985,588     $590,750,414     $50,210,154      $294,233,617     $61,146,546
                                        ============     ============     ===========      ============     ===========
Undistributed/(distribution in
  excess of) net investmentincome  ..   $     43,986     $    669,522     $    --          $   (231,084)    $    48,865
                                        ============     ============     ===========      ============     ===========

                     See Notes to Financial Statements.



                                    MONEY MARKET FUNDS
--------------------------------    -------------------------------------------------------------
                    Munder                                                          Munder
    Munder          Tax-Free        Munder          Munder          Munder          U.S.
    Tax-Free        Short-          Cash            Money           Tax-Free        Treasury
    Bond            Intermediate    Investment      Market          Money Market    Money Market
    Fund            Bond Fund       Fund            Fund            Fund            Fund
    ------------    ------------    --------------  ------------    ------------    -------------
    $  9,358,193    $ 12,580,536    $   54,172,011  $  5,663,941    $  8,981,333    $   6,515,109

       5,702,590       1,939,378           --             --              20,202              350

       1,457,881       1,683,215           --             --              --              --
    ------------    ------------    --------------  ------------    ------------    -------------
      16,518,664      16,203,129        54,172,011     5,663,941       9,001,535        6,515,459

        (144,258)       (281,249)       (5,145,981)     (451,160)     (1,749,355)        (338,938)
         (13,876)        (11,775)          --            (27,058)         --              --
          (1,537)         --               --            (52,154)         --              --
      (8,900,093)    (11,750,608)      (33,090,514)       --          (6,299,298)      (2,253,812)
        (190,299)       (343,586)      (15,935,516)   (5,133,569)       (932,680)      (3,922,359)

         (62,615)        (62,353)          --             --              --              --
          (5,007)         (3,013)          --             --              --              --
            (599)         --               --             --              --              --
      (2,947,365)     (2,377,413)          --             --              --              --
         (59,887)        (61,867)          --             --              --              --

         (51,267)        309,819        37,467,530    11,093,345      66,785,667        3,325,188
         245,213         191,703                --       206,444              --               --
          40,861              --                --    (1,754,337)             --               --
        (202,350)     10,713,073        72,985,200            --     (21,186,744)        (640,511)
          96,749       1,874,706        47,992,725   (55,930,785)     (2,552,382)    (196,101,274)
    ------------    ------------    --------------  ------------    ------------    -------------
       4,322,334      14,400,566       158,445,455   (46,385,333)     43,066,743     (193,416,247)

     196,918,519     297,637,899       975,476,982   130,482,172     254,937,494      280,745,704
    ------------    ------------    --------------  ------------    ------------    -------------
    $201,240,853    $312,038,465    $1,133,922,437  $ 84,096,839    $298,004,237    $  87,329,457
    ============    ============    ==============  ============    ============    =============

    $    167,194    $    226,528    $      --       $     --        $     --        $      --
    ============    ============    ==============  ============    ============    =============

                     See Notes to Financial Statements.




The Munder Funds
Statements of Changes -- Capital Stock Activity, Year Ended June 30, 1999

                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 ------------    ------------    -------------   -------------   ------------    -------------
Amount
Class A Shares:
Sold  ........................   $  1,140,908    $ 36,363,414    $ 306,026,628   $ 154,582,825   $  9,475,953    $ 785,755,717
Issued in connection with
  Fund reorganization  .......         --              --              --              --              --            3,645,184
Issued as reinvestment of
  dividends  .................        110,159         289,589        2,276,020          76,045        111,618        1,788,540
Redeemed  ....................       (549,864)    (40,667,853)    (173,787,240)   (145,765,751)   (10,643,740)    (776,948,982)
                                 ------------    ------------    -------------   -------------   ------------    -------------
Net increase/(decrease)  .....   $    701,203    $ (4,014,850)   $ 134,515,408   $   8,893,119   $ (1,056,169)   $  14,240,459
                                 ============    ============    =============   =============   ============    =============
Class B Shares
Sold  ........................   $  1,373,486    $  2,903,698    $ 159,019,278   $     419,856   $  4,873,253    $  11,477,272
Issued in connection with
  Fund reorganization  .......         --              --              --              --              --              423,609
Issued as reinvestment of
  dividends  .................         25,182          82,783        1,198,821           8,577        127,867        2,980,135
Redeemed  ....................       (249,459)       (988,324)     (26,184,473)       (495,611)    (7,330,338)     (19,753,526)
                                 ------------    ------------    -------------   -------------   ------------    -------------
Net increase/(decrease)  .....   $  1,149,209    $  1,998,157    $ 134,033,626   $     (67,178)  $ (2,329,218)   $  (4,872,510)
                                 ============    ============    =============   =============   ============    =============
Class C Shares:
Sold  ........................   $    365,546    $  5,675,166    $     --        $     784,962   $  2,511,654    $  14,691,587
Issued in connection with
  Fund reorganization  .......         --              --              --              --              --               27,285
Issued as reinvestment of
  dividends  .................          3,270          22,089          --                2,507         41,160           69,569
Redeemed  ....................       (128,939)     (6,118,647)         --             (687,479)    (3,647,850)     (16,198,825)
                                 ------------    ------------    -------------   -------------   ------------    -------------
Net increase/(decrease)  .....   $    239,877    $   (421,392)   $     --        $      99,990   $ (1,095,036)   $  (1,410,384)
                                 ============    ============    =============   =============   ============    =============
Class K Shares:
Sold  ........................   $  9,051,179    $ 43,942,687    $  99,263,563   $  16,375,849   $    874,607    $ 110,054,804
Issued in connection with
  Fund reorganization  .......         --              --              --              --              --           30,893,203
Issued as reinvestment of
  dividends  .................         --               2,558            8,661             862            325          147,907
Redeemed  ....................    (12,456,054)    (46,011,606)     (37,649,525)    (23,750,849)    (1,229,907)     (84,213,153)
                                 ------------    ------------    -------------   -------------   ------------    -------------
Net increase/(decrease)  .....   $ (3,404,875)   $ (2,066,361)   $  61,622,699   $  (7,374,138)  $   (354,975)   $  56,882,761
                                 ============    ============    =============   =============   ============    =============
Class Y Shares:
Sold  ........................   $ 10,363,069    $ 64,513,627    $  79,091,960   $  11,617,421   $  5,619,141    $  61,127,513
Issued in connection with
  Fund reorganization  .......         --              --              --              --              --            8,653,859
Issued as reinvestment of
  dividends  .................         25,568          87,471          132,854          84,636        174,800        1,623,598
Redeemed  ....................    (39,286,068)    (59,040,239)    (123,111,792)    (22,511,012)    (5,194,496)    (132,361,815)
                                 ------------    ------------    -------------   -------------   ------------    -------------
Net increase/(decrease)  .....   $(28,897,431)   $  5,560,859    $ (43,886,978)  $ (10,808,955)  $    599,445    $ (60,956,845)
                                 ============    ============    =============   =============   ============    =============

                     See Notes to Financial Statements.




-----------------------------------------------------------------------------------------------------------------------
    Munder                            Munder                            Munder                            Munder
    Real Estate      Munder           Small                             Framlington      Munder           Framlington
    Equity           Small-Cap        Company          Munder           Emerging         Framlington      International
    Investment       Value            Growth           Value            Markets          Healthcare       Growth
    Fund             Fund             Fund             Fund             Fund             Fund             Fund
    ------------     -------------    -------------    -------------    ------------     -----------      ------------
    $  3,097,125     $ 204,932,864    $ 516,745,495    $ 243,685,685    $  1,420,206     $   882,935      $ 18,526,567
          --               --               --               --               --              --                --
         126,652           147,666          857,595           77,126          --              13,738             1,313
      (3,174,514)     (206,648,885)    (512,952,525)    (247,147,638)     (1,182,137)     (1,892,357)      (17,635,705)
    ------------     -------------    -------------    -------------    ------------     -----------      ------------
    $     49,263     $  (1,568,355)   $   4,650,565    $  (3,384,827)   $    238,069     $  (995,684)     $    892,175
    ============     =============    =============    =============    ============     ===========      ============
    $  1,967,281     $   1,605,943    $   8,733,728    $   3,512,851    $  1,650,573     $ 1,720,586      $    462,021
          --               --               --               --               --              --                --
         137,336            29,154          350,225           21,686          --              39,333               203
      (2,680,977)       (1,297,121)     (11,869,548)      (2,003,794)     (1,170,622)     (2,665,533)         (498,784)
    ------------     -------------    -------------    -------------    ------------     -----------      ------------
    $   (576,360)    $     337,976    $  (2,785,595)   $   1,530,743    $    479,951     $  (905,614)     $    (36,560)
    ============     =============    =============    =============    ============     ===========      ============
    $    689,276     $   1,563,402    $   2,114,641    $   1,891,202    $    481,365     $   402,803      $    181,063
          --               --               --               --               --              --                --
          25,554            15,741           77,875            9,682          --               3,123                77
        (740,980)       (1,462,176)      (3,444,717)      (1,228,356)       (204,358)     (1,630,870)         (208,639)
    ------------     -------------    -------------    -------------    ------------     -----------      ------------
    $    (26,150)    $     116,967    $  (1,252,201)   $     672,528    $    277,007     $(1,224,944)     $    (27,499)
    ============     =============    =============    =============    ============     ===========      ============
    $  1,114,941     $  30,619,211    $  57,197,271    $   3,272,167    $ 17,037,605     $    43,800      $    502,556
          --               --               --               --               --              --                --
          --                    87           18,166              193          --              --                --
        (634,090)      (33,481,575)     (64,404,517)      (6,409,673)    (21,032,222)       (126,306)         (982,196)
    ------------     -------------    -------------    -------------    ------------     -----------      ------------
    $    480,851     $  (2,862,277)   $  (7,189,080)   $  (3,137,313)   $ (3,994,617)    $   (82,506)     $   (479,640)
    ============     =============    =============    =============    ============     ===========      ============
    $ 18,204,684     $  60,951,348    $  96,528,187    $  75,168,143    $  6,623,826     $ 1,004,715      $  8,894,961
          --               --               --               --               --              --                --
       1,286,467           302,524        1,414,591          761,480          --              17,579             8,595
     (20,557,557)      (67,078,357)    (107,510,625)     (92,201,188)     (6,193,829)       (538,609)      (16,427,644)
    ------------     -------------    -------------    -------------    ------------     -----------      ------------
    $ (1,066,406)    $  (5,824,485)   $  (9,567,847)   $ (16,271,565)   $    429,997     $   483,685      $ (7,524,088)
    ============     =============    =============    =============    ============     ===========      ============

                     See Notes to Financial Statements.



The Munder Funds
Statements of Changes -- Capital Stock Activity, Year Ended June 30, 1999 (Continued)

                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &       Munder           International   Micro-Cap       Multi-Season
                                 Balanced        Income         Index 500        Equity          Equity          Growth
                                 Fund            Fund           Fund             Fund            Fund            Fund
                                 ----------      ----------     -----------      ----------      --------        -----------
Shares
Class A Shares:
Sold  ........................       94,099       2,500,882      11,616,038       9,829,257       593,060         38,411,153
Issued in connection with
  Fund reorganizaton  ........        --              --              --              --             --              189,419
Issued as reinvestment of
  dividends  .................        9,486          21,050          89,599           5,276         7,866             92,718
Redeemed  ....................      (44,882)     (2,760,800)     (6,690,820)     (9,262,579)     (695,471)       (37,949,040)
                                 ----------      ----------     -----------      ----------      --------        -----------
Net increase/(decrease)  .....       58,703        (238,868)      5,014,817         571,954       (94,545)           744,250
                                 ==========      ==========     ===========      ==========      ========        ===========
Class B Shares:
Sold  ........................      111,387         201,879       5,992,982          27,512       324,276            597,140
Issued in connection with
  Fund reorganizaton  ........        --              --              --              --             --               22,939
Issued as reinvestment of
  dividends  .................        2,172           6,054          47,391             599         9,133            161,175
Redeemed  ....................      (20,174)        (68,980)     (1,030,228)        (34,578)     (507,788)        (1,016,015)
                                 ----------      ----------     -----------      ----------      --------        -----------
Net increase/(decrease)  .....       93,385         138,953       5,010,145          (6,467)     (174,379)          (234,761)
                                 ==========      ==========     ===========      ==========      ========        ===========
Class C Shares:
Sold  ........................       29,333         396,608           --             51,188       166,176            750,825
Issued in connection with
  Fund reorganizaton  ........        --              --              --              --             --                1,474
Issued as reinvestment of
  dividends  .................          283           1,617           --                168         2,938              3,756
Redeemed  ....................      (10,311)       (420,836)          --            (47,992)     (256,106)          (832,142)
                                 ----------      ----------     -----------      ----------      --------        -----------
Net increase/(decrease)  .....       19,305         (22,611)          --              3,364       (86,992)           (76,087)
                                 ==========      ==========     ===========      ==========      ========        ===========
Class K Shares:
Sold  ........................      745,255       3,015,495       3,874,623       1,116,407        57,922          4,506,451
Issued in connection with
  Fund reorganizaton  ........        --              --              --              --             --            1,608,086
Issued as reinvestment of
  dividends  .................        --                186             346              60            23              7,679
Redeemed  ....................   (1,002,737)     (3,158,624)     (1,471,425)     (1,623,278)      (86,489)        (4,127,521)
                                 ----------      ----------     -----------      ----------      --------        -----------
Net increase/(decrease)  .....     (257,482)       (142,943)      2,403,544        (506,811)      (28,544)         1,994,695
                                 ==========      ==========     ===========      ==========      ========        ===========
Class Y Shares:
Sold  ........................      865,614       4,418,808       3,006,663         792,809       402,801          4,819,485
Issued in connection with
  Fund reorganizaton  ........        --              --              --              --             --              444,900
Issued as reinvestment of
  dividends  .................        2,203           6,324           5,350           5,889        12,267             83,310
Redeemed  ....................   (3,153,292)     (4,027,938)     (4,805,069)     (1,509,586)     (354,262)        (6,599,730)
                                 ----------      ----------     -----------      ----------      --------        -----------
Net increase/(decrease)  .....   (2,285,475)        397,194      (1,793,056)       (710,888)       60,806         (1,252,035)
                                 ==========      ==========     ===========      ==========      ========        ===========

                     See Notes to Financial Statements.



-----------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    ----------      -----------     -----------     -----------     ----------      --------        ----------
       240,492       17,282,016      31,110,553      17,219,329        136,734        81,639         1,557,057
         --              --              --              --              --             --               --
        10,178           12,700          53,566           5,660          --            1,298               113
      (248,777)     (17,290,366)    (30,655,150)    (17,388,370)      (124,885)     (181,202)       (1,467,146)
    ----------      -----------     -----------     -----------     ----------      --------        ----------
         1,893            4,350         508,969        (163,381)        11,849       (98,265)           90,024
    ==========      ===========     ===========     ===========     ==========      ========        ==========

       155,151          131,184         563,596         241,284        186,048       164,817            38,471
         --              --              --              --              --             --               --
        11,127            2,515          22,966           1,609          --            3,771                18
      (214,152)        (109,601)       (761,308)       (139,996)      (145,442)     (258,818)          (44,954)
    ----------      -----------     -----------     -----------     ----------      --------        ----------
       (47,874)          24,098        (174,746)        102,897         40,606       (90,230)           (6,465)
    ==========      ===========     ===========     ===========     ==========      ========        ==========

        54,141          129,366         131,826         131,656         52,223        38,586            14,652
         --              --              --              --              --             --               --
         2,053            1,361           5,021             719          --              299                 7
       (59,643)        (125,088)       (221,158)        (85,949)       (23,616)     (166,856)          (17,543)
    ----------      -----------     -----------     -----------     ----------      --------        ----------
        (3,449)           5,639         (84,311)         46,426         28,607      (127,971)           (2,884)
    ==========      ===========     ===========     ===========     ==========      ========        ==========

        87,288        2,569,270       3,443,786         219,174      2,088,599         3,932            43,933
         --              --              --              --              --             --               --
         --                   8           1,135              14          --             --               --
       (52,699)      (2,834,248)     (3,995,528)       (451,292)    (2,485,396)      (11,980)          (90,573)
    ----------      -----------     -----------     -----------     ----------      --------        ----------
        34,589         (264,970)       (550,607)       (232,104)      (396,797)       (8,048)          (46,640)
    ==========      ===========     ===========     ===========     ==========      ========        ==========

     1,409,073        5,090,624       5,745,898       5,266,369        708,935        94,073           779,551
         --              --              --              --              --             --               --
       103,706           25,949          87,075          55,701          --            1,657               740
    (1,656,986)      (5,589,940)     (6,419,767)     (6,460,284)      (768,253)      (51,824)       (1,433,472)
    ----------      -----------     -----------     -----------     ----------      --------        ----------
      (144,207)        (473,367)       (586,794)     (1,138,214)       (59,318)       43,906          (653,181)
    ==========      ===========     ===========     ===========     ==========      ========        ==========

                     See Notes to Financial Statements.



The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1999 (Continued)

                                 INCOME FUNDS
                                 ----------------------------------------------------------------------------------------
                                                    Munder             Munder             Munder U.S.        Munder
                                 Munder             Intermediate       International      Government         Michigan
                                 Bond               Bond               Bond               Income             Tax-Free
                                 Fund               Fund               Fund               Fund               Bond Fund
                                 ------------       ------------       -----------        ------------       ------------
Amount
Class A Shares:
Sold  ........................   $  2,106,920       $ 30,380,505       $ 1,205,890        $ 14,807,969       $  2,571,027
Issued as reinvestment of
  dividends  .................         79,742            351,589            10,601             115,866             43,931
Redeemed  ....................     (1,104,305)       (27,576,886)       (1,012,098)        (12,817,302)        (1,897,254)
                                 ------------       ------------       -----------        ------------       ------------
Net increase/(decrease)  .....   $  1,082,357       $  3,155,208       $   204,393        $  2,106,533       $    717,704
                                 ============       ============       ===========        ============       ============
Class B Shares:
Sold  ........................   $  4,553,570       $  6,654,765       $    68,173        $  9,678,927       $    216,428
Issued as reinvestment of
  dividends  .................         16,294             37,461               243              17,266             24,024
Redeemed  ....................     (2,537,834)        (3,405,104)          (36,036)         (5,773,683)          (215,853)
                                 ------------       ------------       -----------        ------------       ------------
Net increase  ................   $  2,032,030       $  3,287,122       $    32,380        $  3,922,510       $     24,599
                                 ============       ============       ===========        ============       ============
Class C Shares:
Sold  ........................   $    718,929       $  2,174,048       $   112,666        $  2,089,267       $    355,873
Issued as reinvestment  ......          2,201              3,281                92              10,851              2,926
Redeemed  ....................       (334,167)        (1,625,038)          (60,027)           (957,328)          (318,474)
                                 ------------       ------------       -----------        ------------       ------------
Net increase  ................   $    386,963       $    552,291       $    52,731        $  1,142,790       $     40,325
                                 ============       ============       ===========        ============       ============
Class K Shares:
Sold  ........................   $ 20,031,702       $ 57,610,345       $     8,061        $ 37,500,971       $ 22,921,774
Issued as reinvestment  ......          4,085             17,103            --                   2,136             --
Redeemed  ....................     (9,916,860)       (65,154,484)          (61,468)        (36,412,746)       (13,308,593)
                                 ------------       ------------       -----------        ------------       ------------
Net increase/(decrease)  .....   $ 10,118,927       $ (7,527,036)      $   (53,407)       $  1,090,361       $  9,613,181
                                 ============       ============       ===========        ============       ============
Class Y Shares:
Sold  ........................   $ 32,488,800       $ 47,989,563       $ 2,744,051        $ 14,132,700       $    763,455
Issued as reinvestment  ......         93,684            193,082           677,932              48,621             27,277
Redeemed  ....................    (45,622,326)       (76,840,541)       (2,314,793)         (9,249,989)          (237,032)
                                 ------------       ------------       -----------        ------------       ------------
Net increase/(decrease)  .....   $(13,039,842)      $(28,657,896)      $ 1,107,190        $  4,931,332       $    553,700
                                 ============       ============       ===========        ============       ============

----------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class C Shares commenced operations on July 8, 1998.

                     See Notes to Financial Statements.



--------------------------------------
    Munder             Munder
    Tax-Free           Tax-Free Short-
    Bond               Intermediate
    Fund               Bond Fund(a)
    ------------       ------------
    $  3,419,758       $  4,563,388
          74,814            156,463
      (3,492,813)        (5,542,370)
    ------------       ------------
    $      1,759       $   (822,519)
    ============       ============

    $  1,271,532       $  2,012,200
           4,047              3,282
        (940,850)        (1,160,121)
    ------------       ------------
    $    334,729       $    855,361
    ============       ============

    $    436,399       $    209,573
             598              1,132
         (53,046)           (55,519)
    ------------       ------------
    $    383,951            155,186
    ============       ============

    $ 19,482,729       $ 33,941,440
           2,040             11,048
     (27,341,518)       (54,284,489)
    ------------       ------------
    $ (7,856,749)      $(20,332,001)
    ============       ============

    $  1,089,291       $  1,944,090
          11,185              3,242
      (2,203,609)        (4,103,854)
    ------------       ------------
    $ (1,103,133)      $ (2,156,522)
    ============       ============

                     See Notes to Financial Statements.



The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1999 (Continued)

                                 INCOME FUNDS
                                 --------------------------------------------------------------------------
                                                 Munder          Munder          Munder U.S.     Munder
                                 Munder          Intermediate    International   Government      Michigan
                                 Bond            Bond            Bond            Income          Tax-Free
                                 Fund            Fund            Fund            Fund            Bond Fund
                                 ----------      ----------      --------        ----------      ----------
Shares
Class A Shares:
Sold  ........................      211,326       3,209,933       120,716         1,462,472         256,138
Issued as reinvestment  ......        8,014          37,056           988            11,306           4,419
Redeemed  ....................     (110,897)     (2,914,147)     (101,387)       (1,273,651)       (189,320)
                                 ----------      ----------      --------        ----------      ----------
Net increase/(decrease)  .....      108,443         332,842        20,317           200,127          71,237
                                 ==========      ==========      ========        ==========      ==========
Class B Shares:
Sold  ........................      455,010         700,296         6,668           933,231          21,223
Issued as reinvestment  ......        1,638           3,973            22             1,687           2,394
Redeemed  ....................     (253,626)       (358,948)       (3,519)         (560,693)        (21,374)
                                 ----------      ----------      --------        ----------      ----------
Net increase  ................      203,022         345,321         3,171           374,225           2,243
                                 ==========      ==========      ========        ==========      ==========
Class C Shares:
Sold  ........................       71,841         230,747        10,495           201,382          35,318
Issued as reinvestment  ......          223             348             8             1,065             291
Redeemed  ....................      (33,737)       (172,824)       (6,077)          (93,731)        (31,370)
                                 ----------      ----------      --------        ----------      ----------
Net increase  ................       38,327          58,271         4,426           108,716           4,239
                                 ==========      ==========      ========        ==========      ==========
Class K Shares:
Sold  ........................    2,011,523       6,061,011           759         3,616,886       2,272,829
Issued as reinvestment  ......          409           1,801          --                 207              --
Redeemed  ....................     (992,995)     (6,849,313)       (5,962)       (3,514,490)     (1,335,639)
                                 ----------      ----------      --------        ----------      ----------
Net increase/(decrease)  .....    1,018,937        (786,501)       (5,203)          102,603         937,190
                                 ==========      ==========      ========        ==========      ==========
Class Y Shares:
Sold  ........................    3,257,465       5,048,703       258,271         1,362,880          78,010
Issued as reinvestment of
  dividends  .................        9,354          20,328        63,149             4,707           2,719
Redeemed  ....................   (4,555,297)     (8,067,135)     (230,301)         (883,177)        (23,872)
                                 ----------      ----------      --------        ----------      ----------
Net increase/(decrease)  .....   (1,288,478)     (2,998,104)       91,119           484,410          56,857
                                 ==========      ==========      ========        ==========      ==========

----------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class C Shares commenced operations on July 8, 1998.

                     See Notes to Financial Statements.



-------------------------------------
    Munder             Munder
    Tax-Free           Tax-Free Short
    Bond               Intermediate
    Fund               Bond Fund(a)
    ----------         ----------
       326,184            436,147
         7,121             14,921
      (334,187)          (525,554)
    ----------         ----------
          (882)           (74,486)
    ==========         ==========

       119,587            191,087
           388                316
       (89,391)          (110,000)
    ----------         ----------
        30,584             81,403
    ==========         ==========

        42,972             19,998
            59                109
        (5,081)            (5,311)
    ----------         ----------
        37,950             14,796
    ==========         ==========

     1,845,545          3,238,883
           195              1,054
    (2,573,738)        (5,175,469)
    ----------         ----------
      (727,998)        (1,935,532)
    ==========         ==========

       104,036            185,468
         1,062                309
      (207,087)          (391,669)
    ----------         ----------
      (101,989)          (205,892)
    ==========         ==========

                     See Notes to Financial Statements.




The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1999 (Continued)

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                 MONEY MARKET FUNDS
                                 ----------------------------------------------------------------------
                                 Munder             Munder             Munder             Munder
                                 Cash               Money              Tax-Free           U.S. Treasury
                                 Investment         Market             Money Market       Money Market
                                 Fund               Fund               Fund               Fund
                                 ---------------    -------------      -------------      -------------
Class A Shares:
Sold  ........................   $ 1,710,077,835    $ 917,191,375      $ 103,127,008      $  89,754,036
Issued as reinvestment of
  dividends  .................         5,274,720          508,498          1,764,646            451,318
Redeemed  ....................    (1,713,306,686)    (914,984,566)      (109,055,855)       (71,810,468)
                                 ---------------    -------------      -------------      -------------
Net increase/(decrease)  .....   $     2,045,869    $   2,715,307      $  (4,164,201)     $  18,394,886
                                 ===============    =============      =============      =============
Class B Shares:
Sold  ........................                      $  36,082,923
Issued as reinvestment of
  dividends  .................                            129,646
Redeemed  ....................                        (26,737,014)
                                                    -------------
Net increase  ................                      $   9,475,555
                                                    =============
Class C Shares:
Sold  ........................                      $  25,710,402
Issued as reinvestment of
  dividends  .................                             45,751
Redeemed  ....................                        (23,433,206)
                                                    -------------
Net increase  ................                      $   2,322,947
                                                    =============
Class K Shares:
Sold  ........................   $ 1,260,967,529                       $ 458,825,126      $ 152,551,590
Issued as reinvestment of
  dividends  .................            39,799                               3,581                  3
Redeemed  ....................    (1,064,142,250)                       (374,890,515)      (172,021,661)
                                 ---------------                       -------------      -------------
Net increase/(decrease)  .....   $   196,865,078                       $  83,938,192      $ (19,470,068)
                                 ===============                       =============      =============
Class Y Shares:
Sold  ........................   $   698,641,835    $ 516,444,454      $  66,759,446      $  88,111,377
Issued as reinvestment of
  dividends  .................           175,030        4,590,787             27,537            313,446
Redeemed  ....................      (668,110,865)    (450,337,473)       (65,394,555)       (91,894,375)
                                 ---------------    -------------      -------------      -------------
Net increase/(decrease)  .....   $    30,706,000    $  70,697,768      $   1,392,428      $  (3,469,552)
                                 ===============    =============      =============      =============

                     See Notes to Financial Statements.



The Munder Funds
Statements of Changes -- Capital Stock Activity, Year Ended June 30, 1998

                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 ------------    ------------    -------------   ------------    -----------     -------------
Amount
Class A Shares:
Sold  ........................   $    465,440    $ 52,339,094    $ 174,197,902   $ 15,657,100    $13,663,946     $ 125,767,920
Issued as reinvestment of
  dividends  .................         42,874         550,030        4,221,414        197,002        137,190           658,823
Redeemed  ....................        (68,251)    (47,397,895)     (84,944,338)   (16,030,469)    (2,915,198)     (114,776,213)
                                 ------------    ------------    -------------   ------------    -----------     -------------
Net increase/(decrease)  .....   $    440,063    $  5,491,229    $  93,474,978   $   (176,367)   $10,885,938     $  11,650,530
                                 ============    ============    =============   ============    ===========     =============
Class B Shares
Sold  ........................   $    509,380    $  1,136,459    $  60,486,745   $    305,470    $16,787,807     $  12,159,704
Issued as reinvestment of
  dividends  .................          4,555          52,424        2,819,935         20,842        127,415         1,685,590
Redeemed  ....................        (81,760)       (166,804)      (8,031,251)      (304,442)      (992,326)      (11,713,946)
                                 ------------    ------------    -------------   ------------    -----------     -------------
Net increase  ................   $    432,175    $  1,022,079    $  55,275,429   $     21,870    $15,922,896     $   2,131,348
                                 ============    ============    =============   ============    ===========     =============
Class C Shares:
Sold  ........................   $     67,088    $  9,979,727    $     --        $ 26,112,696    $10,789,550     $   5,465,341
Issued as reinvestment of
  dividends  .................          2,435          13,871          --               1,467         76,181            27,187
Redeemed  ....................        (30,338)     (8,991,020)         --         (26,507,448)    (3,260,563)       (2,205,273)
                                 ------------    ------------    -------------   ------------    -----------     -------------
Net increase/(decrease)  .....   $     39,185    $  1,002,578    $     --        $   (393,285)   $ 7,605,168     $   3,287,255
                                 ============    ============    =============   ============    ===========     =============
Class K Shares:
Sold  ........................   $ 36,238,336    $ 37,934,509    $ 123,539,189   $ 19,678,745    $ 3,286,508     $  50,186,632
Issued as reinvestment of
  dividends  .................         --                 791           26,046          4,812          1,933            89,260
Redeemed  ....................    (10,879,692)    (40,534,859)     (34,901,321)   (43,728,903)      (543,755)      (57,954,438)
                                 ------------    ------------    -------------   ------------    -----------     -------------
Net increase/(decrease)  .....   $ 25,358,644    $ (2,599,559)   $  88,663,914   $(24,045,346)   $ 2,744,686     $  (7,678,546)
                                 ============    ============    =============   ============    ===========     =============
Class Y Shares:
Sold  ........................   $ 17,891,800    $ 41,828,650    $  88,239,520   $ 37,273,610    $13,665,453     $ 192,274,534
Issued as reinvestment of
  dividends  .................         20,638          93,667          705,826        234,936        246,160         1,713,798
Redeemed  ....................    (44,401,030)    (37,931,645)    (158,496,032)   (40,102,733)    (1,756,540)      (84,529,948)
                                 ------------    ------------    -------------   ------------    -----------     -------------
Net increase/(decrease)  .....   $(26,488,592)   $  3,990,672    $ (69,550,686)  $ (2,594,187)   $12,155,073     $ 109,458,384
                                 ============    ============    =============   ============    ===========     =============

                     See Notes to Financial Statements.



-----------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     -------------   -------------   -------------   -----------     ----------      -----------
    $ 3,008,839     $ 141,413,374   $ 851,622,256   $ 182,928,935   $   725,997     $4,670,335      $   551,489
         79,679            94,875       1,616,927         148,415        15,685          --               5,750
       (363,705)     (137,207,459)   (851,401,150)   (180,305,961)     (411,367)      (319,619)        (136,500)
    -----------     -------------   -------------   -------------   -----------     ----------      -----------
    $ 2,724,813     $   4,300,790   $   1,838,033   $   2,771,389   $   330,315     $4,350,716      $   420,739
    ===========     =============   =============   =============   ===========     ==========      ===========

    $ 3,140,780     $   2,934,233   $  12,987,682   $   1,975,392   $   731,828     $8,010,359      $   446,549
         74,933            21,465         384,944          19,472         3,531          --                 185
       (931,464)         (173,324)     (3,881,725)       (837,371)     (150,385)      (276,666)          (4,636)
    -----------     -------------   -------------   -------------   -----------     ----------      -----------
    $ 2,284,249     $   2,782,374   $   9,490,901   $   1,157,493   $   584,974     $7,733,693      $   442,098
    ===========     =============   =============   =============   ===========     ==========      ===========

    $ 1,122,807     $   2,449,191   $  19,422,073   $   3,033,439   $   357,347     $3,413,905      $ 3,196,011
         13,557            17,092         217,318          17,693           498          --                  20
       (132,785)         (748,477)    (15,301,183)     (2,507,546)     (224,202)      (185,681)      (3,112,795)
    -----------     -------------   -------------   -------------   -----------     ----------      -----------
    $ 1,003,579     $   1,717,806   $   4,338,208   $     543,586   $   133,643     $3,228,224      $    83,236
    ===========     =============   =============   =============   ===========     ==========      ===========

    $   699,056     $  42,055,711   $ 258,655,493   $   7,292,813   $48,204,012     $   37,061      $ 2,491,379
         --                   610         385,586             364            15          --              --
        (81,437)      (18,721,032)   (240,034,216)     (2,198,807)   (7,925,259)         --          (1,554,652)
    -----------     -------------   -------------   -------------   -----------     ----------      -----------
    $   617,619     $  23,335,289   $  19,006,863   $   5,094,370   $40,278,768     $   37,061      $   936,727
    ===========     =============   =============   =============   ===========     ==========      ===========

    $40,212,699     $  95,281,559   $ 182,007,606   $ 102,254,412   $19,650,219     $3,416,348      $42,572,415
        541,776           925,440       5,087,805       1,469,009       117,261          --              96,952
     (6,968,483)      (48,715,947)   (110,796,908)    (35,733,609)   (4,034,637)      (366,694)      (4,698,208)
    -----------     -------------   -------------   -------------   -----------     ----------      -----------
    $33,785,992     $  47,491,052   $  76,298,503   $  67,989,812   $15,732,843     $3,049,654      $37,971,159
    ===========     =============   =============   =============   ===========     ==========      ===========

                     See Notes to Financial Statements.



The Munder Funds
Statements of Changes -- Capital Stock Activity, Year Ended June 30, 1998 (Continued)

                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 ----------      ----------      ----------      ----------      --------        ----------
Shares
Class A Shares:
Sold  ........................       35,128       3,300,696       7,712,233       1,068,198       783,470         6,081,224
Issued as reinvestment of
  dividends  .................        3,375          37,128         199,979          14,938         8,580            35,825
Redeemed  ....................       (5,256)     (2,967,466)     (3,750,716)     (1,092,860)     (169,871)       (5,537,783)
                                 ----------      ----------      ----------      ----------      --------        ----------
Net increase/(decrease)  .....       33,247         370,358       4,161,496          (9,724)      622,179           579,266
                                 ==========      ==========      ==========      ==========      ========        ==========
Class B Shares:
Sold  ........................       38,372          73,692       2,696,194          20,825       963,594           634,260
Issued as reinvestment of
  dividends  .................          356           3,590         134,247           1,610         8,014            94,589
Redeemed  ....................       (5,942)        (10,728)       (354,470)        (20,761)      (57,721)         (604,396)
                                 ----------      ----------      ----------      ----------      --------        ----------
Net increase  ................       32,786          66,554       2,475,971           1,674       913,887           124,453
                                 ==========      ==========      ==========      ==========      ========        ==========
Class C Shares:
Sold  ........................        5,032         645,741           --          1,737,363       618,833           278,253
Issued as reinvestment of
  dividends  .................          193             935           --                110         4,788             1,524
Redeemed  ....................       (2,315)       (582,962)          --         (1,753,702)     (190,515)         (111,422)
                                 ----------      ----------      ----------      ----------      --------        ----------
Net increase/(decrease)  .....        2,910          63,714           --            (16,229)      433,106           168,355
                                 ==========      ==========      ==========      ==========      ========        ==========
Class K Shares:
Sold  ........................    2,660,260       2,399,900       5,527,348       1,372,285       194,137         2,532,388
Issued as reinvestment of
  dividends  .................        --                 53           1,239             369           121             4,859
Redeemed  ....................     (812,753)     (2,511,129)     (1,553,772)     (2,942,441)      (30,301)       (2,862,299)
                                 ----------      ----------      ----------      ----------      --------        ----------
Net increase/(decrease)  .....    1,847,507        (111,176)      3,974,815      (1,569,787)      163,957          (325,052)
                                 ==========      ==========      ==========      ==========      ========        ==========
Class Y Shares:
Sold  ........................    1,351,069       2,641,745       3,994,223       2,573,626       810,899         9,751,713
Issued as reinvestment of
  dividends  .................        1,626           6,391          33,540          17,653        15,366            92,338
Redeemed  ....................   (3,253,921)     (2,368,783)     (7,060,235)     (2,658,666)     (104,360)       (4,201,175)
                                 ----------      ----------      ----------      ----------      --------        ----------
Net increase/(decrease)  .....   (1,901,226)        279,353      (3,032,472)        (67,387)      721,905         5,642,876
                                 ==========      ==========      ==========      ==========      ========        ==========

                     See Notes to Financial Statements.



-----------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    ---------       ----------      -----------     -----------     ---------       -------         ---------
      193,510        9,885,606       38,939,088      11,436,014        65,933       389,454            48,119
        5,166            7,030           85,371          10,894         1,497          --                 576
      (23,295)      (9,534,652)     (38,516,138)    (11,204,399)      (38,259)      (28,756)          (11,602)
    ---------       ----------      -----------     -----------     ---------       -------         ---------
      175,381          357,984          508,321         245,509        29,171       360,698            37,093
    =========       ==========      ===========     ===========     =========       =======         =========

      201,381          207,462          634,390         127,593        59,988       665,972            38,978
        4,841            1,630           21,081           1,425           333          --                  19
      (60,244)         (11,995)        (196,447)        (52,811)      (13,539)      (22,987)             (400)
    ---------       ----------      -----------     -----------     ---------       -------         ---------
      145,978          197,097          459,024          76,207        46,782       642,985            38,597
    =========       ==========      ===========     ===========     =========       =======         =========

       71,494          170,434          864,580         189,854        32,857       289,644           309,736
          875            1,284           11,715           1,232            47          --                   2
       (8,477)         (51,868)        (658,060)       (155,615)      (20,000)      (15,939)         (298,660)
    ---------       ----------      -----------     -----------     ---------       -------         ---------
       63,892          119,850          218,235          35,471        12,904       273,705            11,078
    =========       ==========      ===========     ===========     =========       =======         =========

       45,991        2,985,358       11,225,265         484,866     3,932,077         2,916           230,623
        --                  47           20,358              25             1          --               --
       (5,293)      (1,258,817)     (10,302,528)       (142,618)     (737,301)         --            (136,071)
    ---------       ----------      -----------     -----------     ---------       -------         ---------
       40,698        1,726,588          943,095         342,273     3,194,777         2,916            94,552
    =========       ==========      ===========     ===========     =========       =======         =========

    2,604,804        6,789,601        8,089,789       6,579,214     1,600,701       300,623         3,728,279
       35,106           68,847          264,990          99,537        11,233          --               9,641
     (461,761)      (3,377,343)      (5,027,722)     (2,215,981)     (392,540)      (31,075)         (425,626)
    ---------       ----------      -----------     -----------     ---------       -------         ---------
    2,178,149        3,481,105        3,327,057       4,462,770     1,219,394       269,548         3,312,294
    =========       ==========      ===========     ===========     =========       =======         =========

                     See Notes to Financial Statements.



The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998 (Continued)

                                 INCOME FUNDS
                                 ---------------------------------------------------------------------------
                                                 Munder          Munder          Munder U.S.     Munder
                                 Munder          Intermediate    International   Government      Michigan
                                 Bond            Bond            Bond            Income          Tax-Free
                                 Fund            Fund            Fund            Fund            Bond Fund
                                 ------------    ------------    -----------     ------------    -----------
Amount
Class A Shares:
Sold  ........................   $    954,099    $ 35,518,363    $    20,223     $  4,536,840    $ 1,586,012
Issued as reinvestment of
  dividends  .................         44,875         306,750          3,852          101,920         17,093
Redeemed  ....................       (324,762)    (34,623,151)       (29,371)      (3,316,035)      (314,710)
                                 ------------    ------------    -----------     ------------    -----------
Net increase/(decrease)  .....   $    674,212    $  1,201,962    $    (5,296)    $  1,322,725    $ 1,288,395
                                 ============    ============    ===========     ============    ===========
Class B Shares:
Sold  ........................   $    929,598    $    635,955    $    91,959     $  3,178,214    $   292,659
Issued as reinvestment of
  dividends  .................          2,530           8,823            111            1,375         11,786
Redeemed  ....................       (831,391)       (519,582)        (5,628)      (3,847,302)        (3,046)
                                 ------------    ------------    -----------     ------------    -----------
Net increase/(decrease)  .....   $    100,737    $    125,196    $    86,442     $   (667,713)   $   301,399
                                 ============    ============    ===========     ============    ===========
Class C Shares:
Sold  ........................   $    646,994    $  2,201,476    $    31,759     $    197,028    $    24,993
Issued as reinvestment of
  dividends  .................            218           4,450         --                  964         --
Redeemed  ....................       (632,125)     (2,206,798)        --             (107,854)       (41,402)
                                 ------------    ------------    -----------     ------------    -----------
Net increase/(decrease)  .....   $     15,087    $       (872)   $    31,759     $     90,138    $   (16,409)
                                 ============    ============    ===========     ============    ===========
Class K Shares:
Sold  ........................   $ 14,348,224    $ 80,068,663    $    43,020     $ 47,245,732    $16,968,229
Issued as reinvestment of
  dividends  .................         --              24,387         --                2,615         --
Redeemed  ....................     (7,687,973)    (55,747,168)       (66,255)     (27,787,122)    (4,701,227)
                                 ------------    ------------    -----------     ------------    -----------
Net increase/(decrease)  .....   $  6,660,251    $ 24,345,882    $   (23,235)    $ 19,461,225    $12,267,002
                                 ============    ============    ===========     ============    ===========
Class Y Shares:
Sold  ........................   $135,969,213    $100,224,429    $ 4,116,120     $ 16,769,629    $   576,221
Issued as reinvestment of
  dividends  .................         81,944         146,626        491,207           46,332          9,477
Redeemed  ....................    (34,778,888)    (38,381,770)    (5,752,298)      (2,765,135)      (253,456)
                                 ------------    ------------    -----------     ------------    -----------
Net increase/(decrease)  .....   $101,272,269    $ 61,989,285    $(1,144,971)    $ 14,050,826    $   332,242
                                 ============    ============    ===========     ============    ===========

----------------
(a) The Munder Tax-Free Bond Fund Class C Shares commenced operations on July 7, 1997.

                     See Notes to Financial Statements.



--------------------------------------
    Munder             Munder
    Tax-Free           Tax-Free Short-
    Bond               Intermediate
    Fund(a)            Bond Fund
    ------------       ------------
    $  3,614,014       $  4,811,740
          46,628            166,779
      (3,711,909)        (4,668,700)
    ------------       ------------
    $    (51,267)      $    309,819
    ============       ============

    $    246,154       $    191,439
              59                264
          (1,000)            --
    ------------       ------------
    $    245,213       $    191,703
    ============       ============

    $     40,861       $     --
          --                 --
          --                 --
    ------------       ------------
    $     40,861       $     --
    ============       ============

    $ 23,208,945       $ 45,773,724
             821             11,065
     (23,412,116)       (35,071,716)
    ------------       ------------
    $   (202,350)      $ 10,713,073
    ============       ============

    $    837,177       $  3,988,232
           3,985              1,632
        (744,413)        (2,115,158)
    ------------       ------------
    $     96,749       $  1,874,706
    ============       ============

                     See Notes to Financial Statements.



The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998 (Continued)

                                 INCOME FUNDS
                                 -------------------------------------------------------------------------
                                                 Munder          Munder          Munder U.S.     Munder
                                 Munder          Intermediate    International   Government      Michigan
                                 Bond            Bond            Bond            Income          Tax-Free
                                 Fund            Fund            Fund            Fund            Bond Fund
                                 ----------      ----------      --------        ----------      ---------
Shares
Class A Shares:
Sold  ........................       96,300       3,750,114         2,097           440,195        159,016
Issued as reinvestment of
  dividends  .................        4,562          32,465           401             9,916          1,718
Redeemed  ....................      (33,162)     (3,659,805)       (3,049)         (321,399)       (31,820)
                                 ----------      ----------      --------        ----------      ---------
Net increase/(decrease)  .....       67,700         122,774          (551)          128,712        128,914
                                 ==========      ==========      ========        ==========      =========
Class B Shares:
Sold  ........................       93,817          67,247         9,526           308,147         29,315
Issued as reinvestment of
  dividends  .................          257             935            12               134          1,185
Redeemed  ....................      (83,938)        (54,915)         (579)         (373,051)          (307)
                                 ----------      ----------      --------        ----------      ---------
Net increase/(decrease)  .....       10,136          13,267         8,959           (64,770)        30,193
                                 ==========      ==========      ========        ==========      =========
Class C Shares
Sold  ........................       65,083         233,511         3,235            19,096          2,500
Issued as reinvestment of
  dividends  .................           22             470          --                  94          --
Redeemed  ....................      (63,450)       (232,883)         --             (10,463)        (4,067)
                                 ----------      ----------      --------        ----------      ---------
Net increase/(decrease)  .....        1,655           1,098         3,235             8,727         (1,567)
                                 ==========      ==========      ========        ==========      =========
Class K Shares:
Sold  ........................    1,456,896       8,464,953         4,445         4,581,485      1,705,070
Issued as reinvestment of
  dividends  .................        --              2,585          --                 254          --
Redeemed  ....................     (779,936)     (5,887,836)       (6,880)       (2,691,211)      (473,464)
                                 ----------      ----------      --------        ----------      ---------
Net increase/(decrease)  .....      676,960       2,579,702        (2,435)        1,890,528      1,231,606
                                 ==========      ==========      ========        ==========      =========
Class Y Shares
Sold  ........................   13,821,217      10,591,114       423,302         1,627,028         57,300
Issued as reinvestment of
  dividends  .................        8,318          15,507        50,974             4,506            952
Redeemed  ....................   (3,523,204)     (4,056,301)     (584,840)         (268,382)       (25,401)
                                 ----------      ----------      --------        ----------      ---------
Net increase/(decrease)  .....   10,306,331       6,550,320      (110,564)        1,363,152         32,851
                                 ==========      ==========      ========        ==========      =========

----------------
(a) The Munder Tax Free Bond Fund Class C commenced operations on July 7,
    1997.

                     See Notes to Financial Statements.



    Munder             Munder
    Tax-Free           Tax-Free Short-
    Bond               Intermediate
    Fund(a)            Bond Fund
    ----------         ----------
       336,093            457,922
         4,348             15,922
      (343,395)          (443,962)
    ----------         ----------
        (2,954)            29,882
    ==========         ==========

        22,812             18,270
             5                 25
           (93)             --
    ----------         ----------
        22,724             18,295
    ==========         ==========

         3,850              --
         --                 --
         --                 --
    ----------         ----------
         3,850              --
    ==========         ==========

     2,156,931          4,356,995
            76              1,056
    (2,177,117)        (3,340,840)
    ----------         ----------
       (20,110)         1,017,211
    ==========         ==========

        78,211            380,413
           372                156
       (69,922)          (201,750)
    ----------         ----------
         8,661            178,819
    ==========         ==========

                     See Notes to Financial Statements.



The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998 (Continued)

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                 MONEY MARKET FUNDS
                                 ----------------------------------------------------------------------
                                 Munder             Munder             Munder             Munder
                                 Cash               Money              Tax-Free           U.S. Treasury
                                 Investment         Market             Money Market       Money Market
                                 Fund               Fund               Fund               Fund
                                 ---------------    -------------      -------------      -------------
Class A Shares:
Sold  ........................   $ 1,529,521,817    $ 632,100,591      $ 177,864,977      $  38,374,572
Issued as reinvestment of
  dividends  .................         4,882,857          321,576          1,747,092            329,790
Redeemed  ....................    (1,496,937,144)    (621,328,822)      (112,826,402)       (35,379,174)
                                 ---------------    -------------      -------------      -------------
Net increase  ................   $    37,467,530    $  11,093,345      $  66,785,667      $   3,325,188
                                 ===============    =============      =============      =============
Class B Shares:
Sold  ........................                      $  16,765,810
Issued as reinvestment of
  dividends  .................                             16,857
Redeemed  ....................                        (16,576,223)
                                                    -------------
Net increase  ................                      $     206,444
                                                    =============
Class C Shares:
Sold  ........................                      $  54,403,515
Issued as reinvestment of
  dividends  .................                             46,154
Redeemed  ....................                        (56,204,006)
                                                    -------------
Net decrease  ................                      $  (1,754,337)
                                                    =============
Class K Shares:
Sold  ........................   $ 1,296,422,618                       $ 398,274,187      $ 157,006,524
Issued as reinvestment of
  dividends  .................           165,621                               6,260              3,336
Redeemed  ....................    (1,223,603,039)                       (419,467,191)      (157,650,371)
                                 ---------------                       -------------      -------------
Net increase/(decrease)  .....   $    72,985,200                       $ (21,186,744)     $    (640,511)
                                 ===============                       =============      =============
Class Y Shares:
Sold  ........................   $   659,461,802    $ 481,224,890      $ 119,848,786      $ 112,737,894
Issued as reinvestment of
  dividends  .................           131,983        4,772,056              4,192             15,454
Redeemed  ....................      (611,601,060)    (541,927,731)      (122,405,360)      (308,854,622)
                                 ---------------    -------------      -------------      -------------
Net increase/(decrease)  .....   $    47,992,725    $ (55,930,785)     $  (2,552,382)     $(196,101,274)
                                 ===============    =============      =============      =============

                     See Notes to Financial Statements.



Munder Balanced Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             K Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e)
                                        ----------    -------       ----------    ----------    ----------    ----------
Net asset value, beginning of period    $ 13.49       $ 13.03       $12.37        $10.78        $ 9.97        $10.35
                                        -------       -------       ------        ------        ------        ------
Income from investment operations:
Net investment income  ..............      0.22          0.31         0.29          0.27          0.07          0.21
Net realized and unrealized
  gain/(loss) on investments  .......      1.02          1.64         1.30          1.57          0.86         (0.42)
                                        -------       -------       ------        ------        ------        ------
Total from investment operations  ...      1.24          1.95         1.59          1.84          0.93         (0.21)
                                        -------       -------       ------        ------        ------        ------
Less distributions:
Dividends from net investment income      (0.23)        (0.32)       (0.27)        (0.25)        (0.12)        (0.17)
Distributions from net realized
  gains  ............................     (1.52)        (1.17)       (0.66)          --            --            --
                                        -------       -------       ------        ------        ------        ------
Total distributions  ................     (1.75)        (1.49)       (0.93)        (0.25)        (0.12)        (0.17)
                                        -------       -------       ------        ------        ------        ------
Net asset value, end of period  .....   $ 12.98       $ 13.49       $13.03        $12.37        $10.78        $ 9.97
                                        =======       =======       ======        ======        ======        ======
Total return (b)  ...................     10.83%        15.86%       13.64%        17.17%         9.33%        (1.95)%
                                        =======       =======       ======        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $27,206       $31,748       $6,588        $1,718        $  168        $  151
Ratio of operating expenses to
  average net assets  ...............      1.22%         1.17%        1.22%         1.15%         1.16%(c)      1.22%
Ratio of net investment income to
  average net assets  ...............      1.78%         2.41%        2.30%         2.29%         2.51%(c)      1.89%
Portfolio turnover rate  ............       116%           79%         125%          197%           52%          116%
Ratio of operating expenses to
  average net assets without waivers       1.22%         1.17%        1.22%         1.26%         1.51%(c)      1.57%

----------------
(a) The Munder Balanced Fund Class K Shares commenced operations on April 16, 1993.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.



Munder Growth & Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             K Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Period
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99       6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e)
                                        -------       -------       ----------    ----------    ----------    ----------
Net asset value, beginning of period    $  15.64      $  15.23      $  13.05      $  11.14      $  10.43      $  10.00
                                        --------      --------      --------      --------      --------      --------
Income from investment operations:
Net investment income  ..............       0.21          0.28          0.32          0.32          0.11          0.22
Net realized and unrealized gain on
  investments  ......................       0.72          2.97          3.14          1.99          0.78          0.36
                                        --------      --------      --------      --------      --------      --------
Total from investment operations  ...       0.93          3.25          3.46          2.31          0.89          0.58
                                        --------      --------      --------      --------      --------      --------
Less distributions:
Dividends from net investment income       (0.18)        (0.28)        (0.32)        (0.31)        (0.18)        (0.15)
Distributions from net realized
  gains  ............................      (1.39)        (2.56)        (0.96)        (0.09)         --           (0.00)(g)
                                        --------      --------      --------      --------      --------      --------
Total distributions  ................      (1.57)        (2.84)        (1.28)        (0.40)        (0.18)        (0.15)
                                        --------      --------      --------      --------      --------      --------
Net asset value, end of period  .....   $  15.00      $  15.64      $  15.23      $  13.05      $  11.14      $  10.43
                                        ========      ========      ========      ========      ========      ========
Total return (b)  ...................       6.95%        23.00%        28.12%        20.97%         8.57%         5.94%
                                        ========      ========      ========      ========      ========      ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $205,364      $216,387      $212,415      $192,592      $132,583      $105,629
Ratio of operating expenses to
  average net assets  ...............       1.21%         1.19%         1.20%         1.21%         1.09%(c)      0.53%(c)
Ratio of net investment income to
  average net assets  ...............       1.45%         1.78%         2.28%         2.56%         3.33%(c)      4.72%(c)
Portfolio turnover rate  ............         50%           73%           62%           37%           13%           12%
Ratio of operating expenses to
  average net assets without waivers        1.21%         1.19%         1.20%         1.28%        15.51%(c)      1.53%(c)

----------------
(a) The Munder Growth & Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.


                     See Notes to Financial Statements.



Munder Index 500 Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             K Shares
                                        ----------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99       6/30/98       6/30/97       6/30/96(d)    6/30/95(e)    2/28/95(d,f)
                                        -------       -------       -------       ----------    ----------    ------------
Net asset value, beginning of period    $  24.44      $  20.94      $ 16.16       $ 13.80       $12.40        $12.06
                                        --------      --------      -------       -------       ------        ------
Income from investment operations:
Net investment income  ..............       0.22          0.28         0.31          0.33         0.10          0.30
Net realized and unrealized gain on
  investments  ......................       5.09          5.48         5.04          3.07         1.44          0.50
                                        --------      --------      -------       -------       ------        ------
Total from investment operations  ...       5.31          5.76         5.35          3.40         1.54          0.80
                                        --------      --------      -------       -------       ------        ------
Less distributions:
Dividends from net investment income       (0.22)        (0.27)       (0.30)        (0.32)       (0.14)        (0.29)
Distributions from net realized
  gains  ............................      (0.24)        (1.99)       (0.27)        (0.72)         --          (0.17)
                                        --------      --------      -------       -------       ------        ------
Total distributions  ................      (0.46)        (2.26)       (0.57)        (1.04)       (0.14)        (0.46)
                                        --------      --------      -------       -------       ------        ------
Net asset value, end of period  .....   $  29.29      $  24.44      $ 20.94       $ 16.16       $13.80        $12.40
                                        ========      ========      =======       =======       ======        ======
Total return (b)  ...................      21.99%        29.42%       33.79%        25.37%       12.49%         6.90%
                                        ========      ========      =======       =======       ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $272,450      $168,639      $61,254       $17,068       $2,778        $1,746
Ratio of operating expenses to
  average net assets  ...............       0.55%         0.53%        0.54%         0.51%        0.50%(c)      0.50%
Ratio of net investment income to
  average net assets  ...............       0.96%         1.23%        1.76%         2.13%        2.41%(c)      2.49%
Portfolio turnover rate  ............          6%            8%          11%            8%           6%            7%
Ratio of operating expenses to
  average net assets without waivers        0.60%         0.60%        0.64%         0.69%        0.63%(c)      0.64%

----------------
(a) The Munder Index 500 Fund Class K Shares commenced operations on December 7, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

                     See Notes to Financial Statements.



Munder International Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                         K Shares
                                        ----------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(f)    6/30/98       6/30/97(d)    6/30/96(d)    6/30/95(e)    2/28/95(d,f)
                                        ----------    -------       ----------    ----------    ----------    ------------
Net asset value, beginning of period    $  15.03      $  15.74      $  15.08      $  13.42      $ 12.28       $ 13.68
                                        --------      --------      --------      --------      -------       -------
Income from investment operations:
Net investment income  ..............       0.16          0.16          0.14          0.15         0.11          0.17
Net realized and unrealized
  gain/(loss) on investments  .......       1.43          0.32          2.31          1.63         1.03         (1.48)
                                        --------      --------      --------      --------      -------       -------
Total from investment operations  ...       1.59          0.48          2.45          1.78         1.14         (1.31)
                                        --------      --------      --------      --------      -------       -------
Less distributions:
Dividends from net investment income       (0.17)        (0.19)        (0.20)        (0.12)        --           (0.03)
Distributions from net realized
  gains  ............................      (0.23)        (1.00)        (1.59)         --           --            --
Distributions from capital  .........       --            --            --            --           --           (0.06)
                                        --------      --------      --------      --------      -------       -------
Total distributions  ................      (0.40)        (1.19)        (1.79)        (0.12)        --           (0.09)
                                        --------      --------      --------      --------      -------       -------
Net asset value, end of period  .....   $  16.22      $  15.03      $  15.74      $  15.08      $ 13.42       $ 12.28
                                        ========      ========      ========      ========      =======       =======
Total return (b)  ...................      10.94%         4.24%        18.09%        13.29%        9.28%        (9.68)%
                                        ========      ========      ========      ========      =======       =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $106,106      $105,916      $135,593      $116,053      $73,168       $63,159
Ratio of operating expenses to
  average net assets  ...............       1.29%         1.25%         1.26%         1.26%        1.21%(c)      1.18%
Ratio of net investment income to
  average net assets  ...............       1.09%         1.03%         0.98%         1.07%        2.57%(c)      1.31%
Portfolio turnover rate  ............         23%           41%           46%           75%          14%           20%
Ratio of operating expenses to
  average net assets without waivers        1.29%         1.25%         1.26%         1.33%        1.46%(c)      1.43%

----------------
(a) The Munder International Equity Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.


                     See Notes to Financial Statements.



Munder Micro-Cap Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                        K Shares
                                        --------------------------------------
                                        Year          Year          Period
                                        Ended         Ended         Ended
                                        6/30/99(d)    6/30/98(d)    6/30/97(d)
                                        ----------    ----------    ----------
Net asset value, beginning of period    $17.00        $12.82        $10.12
                                        ------        ------        ------
Income from investment operations:
Net investment loss  ................    (0.18)        (0.17)        (0.05)
Net realized and unrealized gain on
  investments  ......................     1.63          4.99          2.75
                                        ------        ------        ------
Total from investment operations  ...     1.45          4.82          2.70
                                        ------        ------        ------
Less distributions:
Distributions from net realized
  gains  ............................    (0.30)        (0.64)          --
                                        ------        ------        ------
Total distributions  ................    (0.30)        (0.64)          --
                                        ------        ------        ------
Net asset value, end of period  .....   $18.15        $17.00        $12.82
                                        ======        ======        ======
Total return (b)  ...................     9.04%        37.90%        26.68%
                                        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $2,740        $3,050        $  199
Ratio of operating expenses to
  average net assets  ...............     1.53%         1.53%         1.50%(c)
Ratio of net investment loss to
  average net assets  ...............    (1.21)%       (0.98)%       (0.88)%(c)
Portfolio turnover rate  ............      184%          172%           68%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ..............     1.64%         1.78%         7.90%(c)

----------------
(a) The Munder Micro-Cap Equity Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.



Munder Multi-Season Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                    K Shares
                                        --------------------------------------------------------------------
                                        Year          Year          Year          Year          Period
                                        Ended         Ended         Ended         Ended         Ended
                                        6/30/99       6/30/98(e)    6/30/97(e)    6/30/96(e)    6/30/95(d,f)
                                        -------       ----------    ----------    ----------    ------------
Net asset value, beginning of period    $  21.42      $  18.00      $  14.83      $  12.02      $  12.20
                                        --------      --------      --------      --------      --------
Income from investment operations:
Net investment income/(loss)  .......      (0.02)         0.00(g)       0.04          0.06          0.00(g)
Net realized and unrealized
  gain/(loss) on investments  .......       2.22          4.35          3.89          3.20         (0.18)
                                        --------      --------      --------      --------      --------
Total from investment operations  ...       2.20          4.35          3.93          3.26         (0.18)
                                        --------      --------      --------      --------      --------
Less distributions:
Dividends from net investment income        --           (0.01)        (0.01)        (0.05)         --
Distributions from net realized
  gains  ............................      (1.58)        (0.92)        (0.75)        (0.40)         --
                                        --------      --------      --------      --------      --------
Total distributions  ................      (1.58)        (0.93)        (0.76)        (0.45)         --
                                        --------      --------      --------      --------      --------
Net asset value, end of period  .....   $  22.04      $  21.42      $  18.00      $  14.83      $  12.02
                                        ========      ========      ========      ========      ========
Total return (b)  ...................      11.40%        25.05%        27.55%        27.56%        (1.48)%
                                        ========      ========      ========      ========      ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $327,355      $275,378      $237,330      $140,833      $104,767
Ratio of operating expenses to
  average net assets  ...............       1.22%         1.21%         1.25%         1.26%         1.20%(c)
Ratio of net investment income to
  average net assets  ...............      (0.09)%        0.00%(g)      0.25%         0.44%         0.28%(c)
Portfolio turnover rate  ............         53%           34%           33%           54%           27%
Ratio of operating expenses to
  average net assets without waivers        1.39%         1.39%         1.50%         1.51%         1.58%(c)

----------------
(a) The Munder Multi-Season Growth Fund Class K Shares commenced operations on June 23, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Per share numbers have been calculated using the average shares method.

(f) On June 23, 1995, the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

(g) Amount represents less than 0.01.


                     See Notes to Financial Statements.



Munder Real Estate Equity Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                    K Shares
                                        -----------------------------------
                                        Year          Year          Period
                                        Ended         Ended         Ended
                                        6/30/99(d)    6/30/98(d)    6/30/97
                                        ----------    ----------    -------
Net asset value, beginning of period    $14.94        $14.40        $12.07
                                        ------        ------        ------
Income from investment operations:
Net investment income  ..............     0.58          0.69          0.40
Net realized and unrealized
  gain/(loss) on investments  .......    (1.64)         0.61          2.38
                                        ------        ------        ------
Total from investment operations  ...    (1.06)         1.30          2.78
                                        ------        ------        ------
Less distributions:
Dividends from net investment income     (0.61)        (0.62)        (0.41)
Distributions in excess of net
  investment income  ................      --            --          (0.01)
Distributions from net realized
  gains.  ...........................    (0.39)        (0.14)          --
Distributions from capital  .........    (0.10)          --          (0.03)
                                        ------        ------        ------
Total distributions  ................    (1.10)        (0.76)        (0.45)
                                        ------        ------        ------
Net asset value, end of period  .....   $12.78        $14.94        $14.40
                                        ======        ======        ======
Total return (b)  ...................    (6.66)%        8.92%        23.11%
                                        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $2,277        $2,145        $1,481
Ratio of operating expenses to
  average net assets  ...............     1.27%         1.28%         1.35%(c)
Ratio of net investment income to
  average net assets  ...............     4.50%         4.15%         3.80%(c)
Portfolio turnover rate  ............       22%           15%           15%
Ratio of operating expenses to
  average net assets without waivers      1.27%         1.28%         1.38%(c)

----------------
(a) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.



Munder Small-Cap Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                     K Shares
                                        -----------------------------------
                                        Year          Year          Period
                                        Ended         Ended         Ended
                                        6/30/99(d)    6/30/98(d)    6/30/97
                                        ----------    ----------    -------
Net asset value, beginning of period    $ 14.25       $ 12.04       $ 10.08
                                        -------       -------       -------
Income from investment operations:
Net investment income  ..............      0.05          0.08          0.09
Net realized and unrealized
  gain/(loss) on investments  .......     (0.85)         2.83          1.91
                                        -------       -------       -------
Total from investment operations  ...     (0.80)         2.91          2.00
                                        -------       -------       -------
Less distributions:
Dividends from net investment income      (0.06)        (0.06)        (0.04)
Dividends in excess of net
  investment income  ................     (0.01)         --            --
Distributions from net realized
  capital gains  ....................     (0.27)        (0.64)         --
                                        -------       -------       -------
Total distributions  ................     (0.34)        (0.70)        (0.04)
                                        -------       -------       -------
Net asset value, end of period  .....   $ 13.11       $ 14.25       $ 12.04
                                        =======       =======       =======
Total return (b)  ...................     (5.33)%       24.53%        19.85%
                                        =======       =======       =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $74,472       $84,699       $50,769
Ratio of operating expenses to
  average net assets  ...............      1.23%         1.27%         1.38%(c)
Ratio of net investment income to
  average net assets  ...............      0.45%         0.56%         1.93%(c)
Portfolio turnover rate  ............        69%           53%           73%
Ratio of operating expenses to
  average net assets without waivers       1.23%         1.27%         1.51%(c)

----------------
(a) The Munder Small-Cap Value Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.



Munder Small Company Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             K Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(f)    6/30/98(f)    6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e)
                                        ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period    $  19.96      $  21.62      $  21.08      $  15.28      $ 13.89       $ 14.37
                                        --------      --------      --------      --------      -------       -------
Income from investment operations:
Net investment loss  ................      (0.07)        (0.13)        (0.12)        (0.12)       (0.02)        (0.04)
Net realized and unrealized
  gain/(loss) on investments  .......      (2.14)         2.58          3.65          7.16         1.41         (0.42)
                                        --------      --------      --------      --------      -------       -------
Total from investment operations  ...      (2.21)         2.45          3.53          7.04         1.39         (0.46)
                                        --------      --------      --------      --------      -------       -------
Less distributions:
Distributions from net realized
  gains  ............................      (1.21)        (4.11)        (2.99)        (1.24)        --           (0.02)
                                        --------      --------      --------      --------      -------       -------
Total distributions  ................      (1.21)        (4.11)        (2.99)        (1.24)        --           (0.02)
                                        --------      --------      --------      --------      -------       -------
Net asset value, end of period  .....   $  16.54      $  19.96      $  21.62      $  21.08      $ 15.28       $ 13.89
                                        ========      ========      ========      ========      =======       =======
Total return (b)  ...................     (10.92)%       12.36%        18.93%        48.28%       10.01%        (3.21)%
                                        ========      ========      ========      ========      =======       =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $123,341      $159,837      $152,766      $111,669      $52,077       $45,080
Ratio of operating expenses to
  average net assets  ...............       1.22%         1.20%         1.22%         1.21%        1.21%(c)      1.23%
Ratio of net investment loss to
  average net assets  ...............      (0.44)%       (0.57)%       (0.62)%       (0.66)%      (0.41)%(c)    (0.40)%
Portfolio turnover rate  ............        108%          123%           98%           98%          39%           45%
Ratio of operating expenses to
  average net assets without waivers        1.22%         1.20%         1.22%         1.28%        1.46%(c)      1.48%

----------------
(a) The Munder Small Company Growth Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.



Munder Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                              K Shares
                                        ----------------------------------------------------
                                        Year          Year          Year          Period
                                        Ended         Ended         Ended         Ended
                                        6/30/99(d)    6/30/98(d)    6/30/97(d)    6/30/96(d)
                                        ----------    ----------    ----------    ----------
Net asset value, beginning of period    $ 16.21       $ 13.98       $11.57        $10.83
                                        -------       -------       ------        ------
Income from investment operations:
Net investment income  ..............      0.07          0.09         0.08          0.05
Net realized and unrealized
  gain/(loss) on investments  .......     (0.23)         3.38         3.64          0.74
                                        -------       -------       ------        ------
Total from investment operations  ...     (0.16)         3.47         3.72          0.79
                                        -------       -------       ------        ------
Less distributions:
Dividends from net investment income      (0.04)        (0.09)       (0.09)        (0.05)
Distributions from net realized
  gains  ............................     (0.55)        (1.15)       (1.22)          --
                                        -------       -------       ------        ------
Total distributions  ................     (0.59)        (1.24)       (1.31)        (0.05)
                                        -------       -------       ------        ------
Net asset value, end of period  .....   $ 15.46       $ 16.21       $13.98        $11.57
                                        =======       =======       ======        ======
Total return (b)  ...................     (0.48)%       25.84%       34.37%         7.33%
                                        =======       =======       ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $10,487       $14,754       $7,940        $1,018
Ratio of operating expenses to
  average net assets  ...............      1.23%         1.24%        1.27%         1.20%(c)
Ratio of net investment income to
  average net assets  ...............      0.51%         0.61%        0.70%         0.64%(c)
Portfolio turnover rate  ............       138%           92%         139%          223%
Ratio of operating expenses to
  average net assets without waivers       1.23%         1.24%        1.31%         1.30%(c)

----------------
(a) The Munder Value Fund Class K Shares commenced operations on November 30, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.



Munder Framlington Emerging Markets Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                       K Shares
                                        --------------------------------------
                                        Year          Year          Period
                                        Ended         Ended         Ended
                                        6/30/99(d)    6/30/98(d)    6/30/97(d)
                                        ----------    ----------    ----------
Net asset value, beginning of period    $  8.99       $ 12.92       $10.06
                                        -------       -------       ------
Income from investment operations:
Net investment income  ..............      0.03          0.10         0.05
Net realized and unrealized
  gain/(loss) on investments  .......      2.58         (3.72)        2.84
                                        -------       -------       ------
Total from investment operations  ...      2.61         (3.62)        2.89
                                        -------       -------       ------
Less distributions:
Dividends from net investment income       --           (0.04)       (0.03)
Distributions from net realized
  gains  ............................      --           (0.05)         --
Distributions in excess of net
  realized gains  ...................      --           (0.22)         --
                                        -------       -------       ------
Total distributions  ................      --           (0.31)       (0.03)
                                        -------       -------       ------
Net asset value, end of period  .....   $ 11.60       $  8.99       $12.92
                                        =======       =======       ======
Total return (b)  ...................     29.03%       (28.34)%      28.69%
                                        =======       =======       ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $36,438       $31,790       $4,419
Ratio of operating expenses to
  average net assets  ...............      1.85%         1.89%        1.79%(c)
Ratio of net investment income to
  average net assets  ...............      0.39%         0.93%        1.14%(c)
Portfolio turnover rate  ............       159%           94%          46%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ..............      2.12%         2.14%        5.43%(c)

----------------
(a) The Munder Framlington Emerging Markets Fund Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.



Munder Framlington Healthcare Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                      K Shares
                                        -----------------------------------
                                        Year          Year          Period
                                        Ended         Ended         Ended
                                        6/30/99(d)    6/30/98(d)    6/30/97
                                        ----------    ----------    -------
Net asset value, beginning of period    $ 11.80       $10.89        $ 9.45
                                        -------       ------        ------
Income from investment operations:
Net investment loss  ................     (0.13)       (0.14)        (0.02)
Net realized and unrealized
  gain/(loss) on investments  .......     (1.13)        1.05          1.46
                                        -------       ------        ------
Total from investment operations  ...     (1.26)        0.91          1.44
                                        -------       ------        ------
Less distributions:
Distributions from net realized
  gains  ............................     (0.08)         --            --
Distributions in excess of net
  realized gains  ...................     (0.02)         --            --
                                        -------       ------        ------
Total distributions  ................     (0.10)         --            --
                                        -------       ------        ------
Net asset value, end of period  .....   $ 10.44       $11.80        $10.89
                                        =======       ======        ======
Total return (b)  ...................    (10.70)%       8.45%        15.24%
                                        =======       ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $    60       $  163        $  119
Ratio of operating expenses to
  average net assets  ...............      1.61%        1.62%         1.55%(c)
Ratio of net investment loss to
  average net assets  ...............     (1.27)%      (1.21)%       (0.95)%(c)
Portfolio turnover rate  ............        49%          47%           14%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ..............      1.92%        2.40%         7.33%(c)

----------------
(a) The Munder Framlington Healthcare Fund Class K Shares commenced operations on April 1, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.



Munder Framlington International Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                        K Shares
                                        --------------------------------------
                                        Year          Year          Period
                                        Ended         Ended         Ended
                                        6/30/99(d)    6/30/98(d)    6/30/97(d)
                                        ----------    ----------    ----------
Net asset value, beginning of period    $11.92        $11.35        $ 9.87
                                        ------        ------        ------
Income from investment operations:
Net investment income/(loss)  .......    (0.02)         0.02          0.05
Net realized and unrealized gain on
  investments  ......................     0.86          0.61          1.43
                                        ------        ------        ------
Total from investment operations  ...     0.84          0.63          1.48
                                        ------        ------        ------
Less distributions:
Dividends from net investment income       --          (0.02)          --
Distributions from net realized
  gains  ............................    (0.01)        (0.03)          --
Distributions in excess of net
  realized gains  ...................      --          (0.01)          --
                                        ------        ------        ------
Total distributions  ................    (0.01)        (0.06)          --
                                        ------        ------        ------
Net asset value, end of period  .....   $12.75        $11.92        $11.35
                                        ======        ======        ======
Total return (b)  ...................     7.02%         5.60%        14.99%
                                        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $1,834        $2,271        $1,089
Ratio of operating expenses to
  average net assets  ...............     1.61%         1.62%         1.55%(c)
Ratio of net investment
  income/(loss) to average net
  assets  ...........................    (0.17)%        0.21%         1.01%(c)
Portfolio turnover rate  ............       66%           38%           15%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ..............     1.76%         1.82%         2.56%(c)

----------------
(a) The Munder Framlington International Growth Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.



Munder Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                            K Shares
                                        ----------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(d)    6/30/98(d)    6/30/97       6/30/96       6/30/95(e)    2/28/95(d,f)
                                        ----------    ----------    -------       -------       ----------    ------------
Net asset value, beginning of period    $  9.99       $  9.57       $  9.53       $  9.69       $  9.31       $  9.91
                                        -------       -------       -------       -------       -------       -------
Income from investment operations:
Net investment income  ..............      0.58          0.59          0.61          0.61          0.21          0.62
Net realized and unrealized
  gain/(loss) on investments  .......     (0.40)         0.40          0.01         (0.19)         0.37         (0.64)
                                        -------       -------       -------       -------       -------       -------
Total from investment operations  ...      0.18          0.99          0.62          0.42          0.58         (0.02)
                                        -------       -------       -------       -------       -------       -------
Less distributions:
Dividends from net investment income      (0.55)        (0.57)        (0.58)        (0.58)        (0.20)        (0.58)
                                        -------       -------       -------       -------       -------       -------
Total distributions  ................     (0.55)        (0.57)        (0.58)        (0.58)        (0.20)        (0.58)
                                        -------       -------       -------       -------       -------       -------
Net asset value, end of period  .....   $  9.62       $  9.99       $  9.57       $  9.53       $  9.69       $  9.31
                                        =======       =======       =======       =======       =======       =======
Total return (b)  ...................      1.72%        10.57%         6.72%         4.35%         6.28%         0.44%
                                        =======       =======       =======       =======       =======       =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $51,465       $43,281       $34,999       $32,211       $36,718       $33,842
Ratio of operating expenses to
  average net assets  ...............      0.97%         0.96%         0.96%         0.95%         0.95%(c)      0.92%
Ratio of net investment income to
  average net assets  ...............      5.77%         5.93%         6.34%         6.26%         6.47%(c)      6.57%
Portfolio turnover rate  ............       142%          222%          279%          507%           99%          165%
Ratio of operating expenses to
  average net assets without waivers       0.97%         0.96%         0.96%         1.04%         1.19%(c)      1.16%

----------------
(a) The Munder Bond Fund Class K Shares commenced operations on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                     See Notes to Financial Statements.



Munder Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             K Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(f)    6/30/98(f)    6/30/97(f)    6/30/96       6/30/95(d)    2/28/95(e)
                                        ----------    ----------    ----------    -------       ----------    ----------
Net asset value, beginning of period    $   9.50      $   9.33      $   9.31      $   9.51      $   9.27      $   9.91
                                        --------      --------      --------      --------      --------      --------
Income from investment operations:
Net investment income  ..............       0.51          0.55          0.55          0.58          0.22          0.56
Net realized and unrealized
  gain/(loss) on investments  .......      (0.24)         0.15          0.02         (0.20)         0.24         (0.57)
                                        --------      --------      --------      --------      --------      --------
Total from investment operations  ...       0.27          0.70          0.57          0.38          0.46         (0.01)
                                        --------      --------      --------      --------      --------      --------
Less distributions:
Dividends from net investment income       (0.51)        (0.53)        (0.55)        (0.58)        (0.22)        (0.62)
Distributions from net realized
  gains  ............................       --            --            --            --            --           (0.01)
                                        --------      --------      --------      --------      --------      --------
Total distributions  ................      (0.51)        (0.53)        (0.55)        (0.58)        (0.22)        (0.63)
                                        --------      --------      --------      --------      --------      --------
Net asset value, end of period  .....   $   9.26      $   9.50      $   9.33      $   9.31      $   9.51      $   9.27
                                        ========      ========      ========      ========      ========      ========
Total return (b)  ...................       2.83%         7.73%         6.34%         4.04%         5.04%         0.54%
                                        ========      ========      ========      ========      ========      ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $339,622      $355,840      $325,331      $370,493      $300,596      $285,493
Ratio of operating expenses to
  average net assets  ...............       0.95%         0.93%         0.93%         0.94%         0.95%(c)      0.93%
Ratio of net investment income to
  average net assets  ...............       5.38%         5.77%         5.91%         6.08%         7.12%(c)      6.71%
Portfolio turnover rate  ............        128%          194%          325%          494%           84%           80%
Ratio of operating expenses to
  average net assets without waivers        0.95%         0.93%         0.93%         1.02%         1.19%(c)      1.18%

----------------
(a) The Munder Intermediate Bond Fund Class K Shares commenced operations on November 20, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.



Munder International Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                     K Shares
                                        -----------------------------------
                                        Year          Year          Period
                                        Ended         Ended         Ended
                                        6/30/99(d)    6/30/98       6/30/97
                                        ----------    -------       -------
Net asset value, beginning of period    $ 9.67        $ 9.83        $9.54
                                        ------        ------        -----
Income from investment operations:
Net investment income  ..............     0.31          0.19         0.09
Net realized and unrealized
  gain/(loss) on investments  .......     0.10         (0.11)        0.20
                                        ------        ------        -----
Total from investment operations  ...     0.41          0.08         0.29
                                        ------        ------        -----
Less distributions:
Dividends from net investment income     (0.18)        (0.22)         --
Distributions from net realized
  gains  ............................    (0.15)        (0.02)         --
                                        ------        ------        -----
Total distributions  ................    (0.33)        (0.24)         --
                                        ------        ------        -----
Net asset value, end of period  .....   $ 9.75        $ 9.67        $9.83
                                        ======        ======        =====
Total return (b)  ...................     3.92%         0.80%        3.04%
                                        ======        ======        =====
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $   27        $   77        $ 103
Ratio of operating expenses to
  average net assets  ...............     1.14%         1.11%        1.14%(c)
Ratio of net investment income to
  average net assets  ...............     3.03%         3.53%        3.61%(c)
Portfolio turnover rate  ............       59%           81%          75%
Ratio of operating expenses to
  average net assets without waivers      1.14%         1.11%        1.18%(c)

----------------
(a) The Munder International Bond Fund Class K Shares commenced operations on March 25, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.



Munder U.S. Government Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          K Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Period
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(f)    6/30/98       6/30/97       6/30/96(f)    6/30/95(d)    2/28/95(e)
                                        ----------    -------       -------       ----------    ----------    ----------
Net asset value, beginning of period    $  10.38      $  10.09      $   9.98      $  10.30      $   9.89      $  10.00
                                        --------      --------      --------      --------      --------      --------
Income from investment operations:
Net investment income  ..............       0.59          0.60          0.65          0.71          0.23          0.47
Net realized and unrealized
  gain/(loss) on investments  .......      (0.37)         0.36          0.07         (0.27)         0.41         (0.12)
                                        --------      --------      --------      --------      --------      --------
Total from investment operations  ...       0.22          0.96          0.72          0.44          0.64          0.35
                                        --------      --------      --------      --------      --------      --------
Less distributions:
Dividends from net investment income       (0.55)        (0.61)        (0.61)        (0.68)        (0.23)        (0.46)
Distributions from net realized
  gains  ............................      (0.01)        (0.06)        (0.00)(g)     (0.08)         --            --
Distributions in excess of net
  realized gains  ...................      (0.01)         --            --            --            --            --
                                        --------      --------      --------      --------      --------      --------
Total distributions  ................      (0.57)        (0.67)        (0.61)        (0.76)        (0.23)        (0.46)
                                        --------      --------      --------      --------      --------      --------
Net asset value, end of period  .....   $  10.03      $  10.38      $  10.09      $   9.98      $  10.30      $   9.89
                                        ========      ========      ========      ========      ========      ========
Total return (b)  ...................       2.11%         9.70%         7.49%         4.32%         6.55%         3.68%
                                        ========      ========      ========      ========      ========      ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $213,327      $219,724      $197,479      $158,948      $174,674      $165,298
Ratio of operating expenses to
  average net assets  ...............       0.96%         0.94%         0.96%         0.97%         0.97%(c)      0.95%(c)
Ratio of net investment income to
  average net assets  ...............       5.74%         6.00%         6.51%         6.92%         6.96%(c)      7.02%(c)
Portfolio turnover rate  ............         23%           85%          130%          133%           42%          143%
Ratio of operating expenses to
  average net assets without waivers        0.96%         0.94%         0.96%         1.04%         1.21%(c)      1.19%(c)

----------------
(a) The Munder U.S. Government Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.


                     See Notes to Financial Statements.



Munder Michigan Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                           K Shares
                                        ----------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(d)    6/30/98       6/30/97(d)    6/30/96(d)    6/30/95(d,e)  2/28/95(d,f)
                                        ----------    -------       ----------    ----------    ------------  ------------
Net asset value, beginning of period    $ 10.06       $  9.64       $  9.34       $  9.34       $  9.24       $  9.73
                                        -------       -------       -------       -------       -------       -------
Income from investment operations:
Net investment income  ..............      0.39          0.42          0.43          0.48          0.16          0.44
Net realized and unrealized
  gain/(loss) on investments  .......     (0.28)         0.44          0.30          0.00(g)       0.10         (0.50)
                                        -------       -------       -------       -------       -------       -------
Total from investment operations  ...      0.11          0.86          0.73          0.48          0.26         (0.06)
                                        -------       -------       -------       -------       -------       -------
Less distributions:
Dividends from net investment income      (0.39)        (0.42)        (0.43)        (0.48)        (0.16)        (0.43)
Distributions from net realized
  gains  ............................     (0.16)        (0.02)        (0.00)(g)      --            --            --
                                        -------       -------       -------       -------       -------       -------
Total distributions  ................     (0.55)        (0.44)        (0.43)        (0.48)        (0.16)        (0.43)
                                        -------       -------       -------       -------       -------       -------
Net asset value, end of period  .....   $  9.62       $ 10.06       $  9.64       $  9.34       $  9.34       $  9.24
                                        =======       =======       =======       =======       =======       =======
Total return (b)  ...................      0.99%         9.02%         8.00%         5.14%         2.84%        (0.16)%
                                        =======       =======       =======       =======       =======       =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $64,065       $57,574       $43,316       $29,476       $25,549       $27,731
Ratio of operating expenses to
  average net assets  ...............      1.00%         0.98%         0.88%         0.51%         0.52%(c)      0.56%
Ratio of net investment income to
  average net assets  ...............      3.89%         4.29%         4.57%         5.01%         5.06%(c)      4.81%
Portfolio turnover rate  ............        33%           34%           19%           31%            8%           53%
Ratio of operating expenses to
  average net assets without waivers       1.00%         0.98%         1.02%         1.09%         1.26%(c)      1.30%

----------------
(a) The Munder Michigan Tax-Free Bond Fund Class K Shares commenced operations on January 3, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Amount represents less than $0.01 per share.


                     See Notes to Financial Statements.



Munder Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                           K Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Period
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99       6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d,f)  2/28/95(e)
                                        -------       -------       ----------    ----------    ------------  ----------
Net asset value, beginning of period    $  10.74      $  10.52      $  10.35      $  10.30      $  10.14      $  10.00
                                        --------      --------      --------      --------      --------      --------
Income from investment operations:
Net investment income  ..............       0.42          0.49          0.47          0.46          0.15          0.31
Net realized and unrealized gain on
  investments  ......................      (0.32)         0.38          0.25          0.07          0.16          0.14
                                        --------      --------      --------      --------      --------      --------
Total from investment operations  ...       0.10          0.87          0.72          0.53          0.31          0.45
                                        --------      --------      --------      --------      --------      --------
Less distributions:
Dividends from net investment income       (0.42)        (0.49)        (0.47)        (0.47)        (0.15)        (0.31)
Distributions from net realized
  gains  ............................      (0.39)        (0.16)        (0.08)        (0.01)         --            --
                                        --------      --------      --------      --------      --------      --------
Total distributions  ................      (0.81)        (0.65)        (0.55)        (0.48)        (0.15)        (0.31)
                                        --------      --------      --------      --------      --------      --------
Net asset value, end of period  .....   $  10.03      $  10.74      $  10.52      $  10.35      $  10.30      $  10.14
                                        ========      ========      ========      ========      ========      ========
Total return (b)  ...................       0.82%         8.43%         7.13%         5.12%         3.09%         4.64%
                                        ========      ========      ========      ========      ========      ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $173,863      $194,077      $190,243      $196,645      $232,040      $251,636
Ratio of operating expenses to
  average net assets  ...............       0.98%         0.93%         0.95%         0.98%         1.02%(c)      0.93%(c)
Ratio of net investment income to
  average net assets  ...............       3.94%         4.60%         4.52%         4.42%         4.38%(c)      4.69%(c)
Portfolio turnover rate  ............         32%           61%           45%           15%           12%           50%
Ratio of operating expenses to
  average net assets without waivers        0.98%         0.93%         0.95%         1.06%         1.26%(c)      1.17%(c)

----------------
(a) The Munder Tax-Free Bond Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.



Munder Tax-Free Short-Intermediate Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             K Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e)
                                        ----------    -------       ----------    ----------    ----------    ----------
Net asset value, beginning of period    $  10.46      $  10.41      $  10.34      $  10.37      $  10.17      $  10.44
                                        --------      --------      --------      --------      --------      --------
Income from investment operations:
Net investment income  ..............       0.38          0.43          0.41          0.41          0.14          0.38
Net realized and unrealized
  gain/(loss) on investments  .......      (0.14)         0.13          0.10         (0.03)         0.20         (0.21)
                                        --------      --------      --------      --------      --------      --------
Total from investment operations  ...       0.24          0.56          0.51          0.38          0.34          0.17
                                        --------      --------      --------      --------      --------      --------
Less distributions:
Dividends from net investment income       (0.38)        (0.42)        (0.41)        (0.41)        (0.14)        (0.42)
Distributions from net realized
  gains  ............................      (0.10)        (0.09)        (0.03)         --            --           (0.02)
                                        --------      --------      --------      --------      --------      --------
Total distributions  ................      (0.48)        (0.51)        (0.44)        (0.41)        (0.14)        (0.44)
                                        --------      --------      --------      --------      --------      --------
Net asset value, end of period  .....   $  10.22      $  10.46      $  10.41      $  10.34      $  10.37      $  10.17
                                        ========      ========      ========      ========      ========      ========
Total return (b)  ...................       2.27%         5.44%         5.04%         3.69%         3.35%         2.05%
                                        ========      ========      ========      ========      ========      ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $268,948      $295,601      $283,641      $333,768      $333,067      $345,658
Ratio of operating expenses to
  average net assets  ...............       0.96%         0.94%         0.93%         0.96%         0.98%(c)      0.95%
Ratio of net investment income to
  average net assets  ...............       3.63%         4.07%         3.96%         3.91%         4.01%(c)      4.19%
Portfolio turnover rate  ............         25%           27%           31%           20%            5%           52%
Ratio of operating expenses to
  average net assets without waivers        0.96%         0.94%         0.93%         1.04%         1.22%(c)      1.19%

----------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class K Shares commenced operations on February 9, 1987.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.



Munder Cash Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                           K Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99       6/30/98       6/30/97       6/30/96       6/30/95(d)    2/28/95(e)
                                        -------       -------       -------       -------       ----------    ----------
Net asset value, beginning of period    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                        --------      --------      --------      --------      --------      --------
Income from investment operations:
Net investment income  ..............      0.046         0.050         0.048         0.050         0.018         0.040
                                        --------      --------      --------      --------      --------      --------
Total from investment operations  ...      0.046         0.050         0.048         0.050         0.018         0.040
                                        --------      --------      --------      --------      --------      --------
Less distributions:
Dividends from net investment income      (0.046)       (0.050)       (0.048)       (0.050)       (0.018)       (0.040)
                                        --------      --------      --------      --------      --------      --------
Total distributions  ................     (0.046)       (0.050)       (0.048)       (0.050)       (0.018)       (0.040)
                                        --------      --------      --------      --------      --------      --------
Net asset value, end of period  .....   $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                        ========      ========      ========      ========      ========      ========
Total return (b)  ...................       4.68%         5.14%         4.90%         5.10%         1.81%         4.08%
                                        ========      ========      ========      ========      ========      ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $869,709      $672,842      $599,858      $547,523      $558,628      $559,212
Ratio of operating expenses to
  average net assets  ...............       0.68%         0.66%         0.70%         0.68%         0.67%(c)      0.70%
Ratio of net investment income to
  average net assets  ...............       4.57%         5.02%         4.81%         4.98%         5.49%(c)      4.12%
Ratio of operating expenses to
  average net assets without waivers        0.68%         0.66%         0.70%         0.68%         0.69%(c)      0.73%

----------------
(a) The Munder Cash Investment Fund Class K Shares commenced on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.


                     See Notes to Financial Statements.



Munder Tax-Free Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             K Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99       6/30/98       6/30/97       6/30/96       6/30/95(d)    2/28/95(e)
                                        -------       -------       -------       -------       ----------    ----------
Net asset value, beginning of period    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                        --------      --------      --------      --------      --------      --------
Income from investment operations:
Net investment income  ..............      0.026         0.029         0.028         0.030         0.011         0.024
                                        --------      --------      --------      --------      --------      --------
Total from investment operations  ...      0.026         0.029         0.028         0.030         0.011         0.024
                                        --------      --------      --------      --------      --------      --------
Less distributions:
Dividends from net investment income      (0.026)       (0.029)       (0.028)       (0.030)       (0.011)       (0.024)
                                        --------      --------      --------      --------      --------      --------
Total distributions  ................     (0.026)       (0.029)       (0.028)       (0.030)       (0.011)       (0.024)
                                        --------      --------      --------      --------      --------      --------
Net asset value, end of period  .....   $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                        ========      ========      ========      ========      ========      ========
Total return (b)  ...................       2.61%         2.98%         2.90%         3.00%         1.12%         2.44%
                                        ========      ========      ========      ========      ========      ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $289,536      $205,600      $226,782      $192,591      $195,730      $195,926
Ratio of operating expenses to
  average net assets  ...............       0.70%         0.69%         0.68%         0.68%         0.69%(c)      0.70%
Ratio of net investment income to
  average net assets  ...............       2.57%         2.93%         2.86%         2.99%         3.36%(c)      2.39%
Ratio of operating expenses to
  average net assets without waivers        0.70%         0.69%         0.68%         0.70%         0.74%(c)      0.75%

----------------
(a) The Munder Tax-Free Money Market Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                     See Notes to Financial Statements.



Munder U.S. Treasury Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          K Shares
                                        --------------------------------------------------------------------------------
                                        Year          Year          Year          Year          Period        Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                        6/30/99(f)    6/30/98       6/30/97       6/30/96       6/30/95(d)    2/28/95(e)
                                        ----------    -------       -------       -------       ----------    ----------
Net asset value, beginning of period    $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                        -------       -------       -------       -------       -------       -------
Income from investment operations:
Net investment income  ..............     0.042         0.048         0.047         0.048         0.017         0.037
                                        -------       -------       -------       -------       -------       -------
Total from investment operations  ...     0.042         0.048         0.047         0.048         0.017         0.037
                                        -------       -------       -------       -------       -------       -------
Less distributions:
Dividends from net investment income     (0.042)       (0.048)       (0.047)       (0.048)       (0.017)       (0.037)
                                        -------       -------       -------       -------       -------       -------
Total distributions  ................    (0.042)       (0.048)       (0.047)       (0.048)       (0.017)       (0.037)
                                        -------       -------       -------       -------       -------       -------
Net asset value, end of period  .....   $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                        =======       =======       =======       =======       =======       =======
Total return (b)  ...................      4.33%         4.87%         4.73%         4.89%         1.76%         3.83%
                                        =======       =======       =======       =======       =======       =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $21,777       $41,247       $41,877       $62,133       $74,210       $75,197
Ratio of operating expenses to
  average net assets  ...............      0.73%         0.72%         0.69%         0.69%         0.70%(c)      0.70%
Ratio of net investment income to
  average net assets  ...............      4.23%         4.77%         4.64%         4.74%         5.23%(c)      3.73%
Ratio of operating expenses to
  average net assets without waivers       0.73%         0.72%         0.69%         0.71%         0.75%(c)      0.75%

----------------
(a) The Munder U. S. Treasury Money Market Fund Class K Shares commenced operations on November 25, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.



The Munder Funds
Notes To Financial Statements, June 30, 1999

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 32 currently in operation. Information presented in these financial statements pertains to the following funds only (each a "Fund" collectively, the "Munder Funds") as follows:


MFI:

Equity Funds

Munder Micro-Cap Equity Fund
Munder Multi-Season Growth Fund
Munder Real Estate Equity Investment Fund
Munder Small-Cap Value Fund
Munder Value Fund

Income Funds

Munder International Bond Fund
Money Market Fund
Munder Money Market Fund

MFT:

Equity Funds

Munder Balanced Fund
Munder Growth & Income Fund
Munder Index 500 Fund
Munder International Equity Fund
Munder Small Company Growth Fund

Income Funds

Munder Bond Fund
Munder Intermediate Bond Fund
Munder U.S. Government Income Fund
Munder Michigan Tax-Free Bond Fund
Munder Tax-Free Bond Fund
Munder Tax-Free Short-Intermediate Bond Fund
(formerly Munder Tax-Free Intermediate Bond Fund)

Money Market Funds

Munder Cash Investment Fund
Munder Tax-Free Money Market Fund
Munder U.S. Treasury Money Market Fund

Framlington:

Equity Funds

Munder Framlington Emerging Markets Fund
Munder Framlington Healthcare Fund
Munder Framlington International Growth Fund


      The Equity Funds (with the exception of the Munder Index 500 Fund) and the Income Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Munder Index 500 Fund offers four classes of shares -- Class A, Class B, Class K and Class Y Shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. The Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class A, Class B, Class C and Class Y Shares are presented in separate annual reports. Each Fund is classified as a diversified management investment company under the 1940 Act, other than the Munder Tax-Free Short-Intermediate Bond Fund, Munder Michigan Tax-Free Bond Fund and Munder International Bond Fund which are each classified as non-diversified.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Munder Funds in the preparation of their financial statements:

      Security Valuation: With respect to the Equity and Income Funds, securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by Munder Capital Management (the "Advisor"), and under certain circumstances by a pricing committee, under the guidelines approved by supervision of the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mean price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Debt securities held by the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

      Forward Foreign Currency Exchange Contracts: Each Equity Fund (except Real Estate Equity Investment Fund) and the Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.



      Foreign Currency: The books and records of Munder International Equity Fund, Munder International Bond Fund, Munder Framlington Emerging Markets Fund and Munder Framlington International Growth Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

      Futures Contracts: Each of the Equity Funds and the Income Funds may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Repurchase Agreements: Each of the Munder Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which the Fund seeks to assert its rights. The Advisor, acting under the guidelines approved by the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: Each of the Munder Funds may lend portfolio securities, up to 25%(33-1/3% for Munder Money Market Fund) of the value of the Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. This income is reflected as other income in the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.



      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by the Equity Funds (excluding Munder Balanced Fund, Munder Growth & Income Fund, Munder Index 500 Fund and Munder Small Company Growth Fund for which dividends are declared and paid quarterly and the Munder Real Estate Equity Investment Fund for which dividends are declared and paid monthly); declared and paid monthly by the Income Funds (excluding the Munder International Bond Fund for which dividends are declared and paid quarterly); and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Munder Growth & Income Fund, Munder Multi-Season Growth Fund, Munder Index 500 Fund and Munder Value Fund also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

      As determined on June 30, 1999, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.




2. Investment Advisor, Sub-Advisor, Custodian and Other Related Party
   Transactions

      For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates: monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                                         Fees on Assets
                                                        Fees on Assets       Between      Fees on Assets
                                                             up to          $250 and         Exceeding
                                                         $250 Million     $500 Million     $500 Million
                                                        --------------       -------      --------------
Munder Index 500 Fund ...............................        0.20%            0.12%            0.07%
                                                          Fees on Assets         Fees on Assets
                                                        up to $500 Million   Exceeding $500 Million
                                                        ------------------   ----------------------
Munder Multi-Season Growth Fund .....................          1.00%                  0.75%
                                                          Fees on Assets         Fees on Assets
                                                        up to $250 Million   Exceeding $250 Million
                                                        ------------------   ----------------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund .............          1.00%                  0.75%
                                                         Fees on Average
                                                        Daily Net Assets
                                                        ----------------
Munder Micro-Cap Equity .............................         1.00%
Munder Growth & Income Fund, Munder International
  Equity Fund, Munder Small-Cap Value Fund, and
  Munder Small Company Growth Fund ..................         0.75%
Munder Real Estate Equity Investment Fund and Munder
  Value Fund ........................................         0.74%
Munder Balanced Fund ................................         0.65%
The Income Funds ....................................         0.50%
The Money Market Funds (excluding Munder Money Market
  Fund) .............................................         0.35%
Munder Money Market Fund ............................         0.40%
Munder Framlington Emerging Markets Fund ............         1.25%


      The Advisor voluntarily waived fees and reimbursed expenses for the year ended June 30, 1999 for the following Funds:

                         Fund                           Fees Waived   Expenses Reimbursed
                         ----                           -----------   -------------------
Munder Index 500 Fund ...............................    $  450,000             --
Munder Micro-Cap Equity Fund ........................         --            $ 50,658
Munder Multi Season Growth Fund .....................     1,250,000             --
Munder Framlington Emerging Markets Fund ............         --             118,477
Munder Framlington Healthcare Fund ..................         --              59,761
Munder Framlington International Growth Fund ........         --              93,638

      Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to the Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Munder Framlington International Growth Fund and the Munder Framlington Healthcare Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

      Effective July 2, 1998 Comerica Bank ("Comerica") acquired an additional interest in the Advisor whereby it now owns approximately 88% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $562,963 for its shareholder services to the Munder Funds for the year ended June 30, 1999.

      Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $30,000 annual retainer for services in such capacity plus $2,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. No officer, director or employee of the Advisor, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. Distribution and Service Plans

      The Munder Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Munder Funds. The Class B and Class C Plans also permit payments to be made by the Munder Funds to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Munder Funds). The Munder Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of the Munder Funds. Under the Class K Plans, the Munder Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers.

      Comerica Securities and LPM Investment Services, Inc. ("LPM") are among the Service Organizations who receive trail commissions from the Distributor. Comerica Securities is a wholly owned subsidiary of Comerica. LPM is an affiliate of the Advisor. For the year ended June 30, 1999, the Distributor paid $18,220 and $89,393 to Comerica Securities and LPM, respectively, for shareholder services provided to the Funds.

      For the year ended June 30, 1999, the contractual rates, as a percentage of average daily net assets, under the Plans and Class K Plans are as follows:

                                                          Class A      Class B      Class C       Class K
                                                          Shares       Shares       Shares        Shares
                                                        12b-1 Fees   12b-1 Fees   12b-1 Fees   Service Fees
                                                        ----------   ----------   ----------   ------------
The Equity Funds (excluding the Munder Index 500
  Fund) .............................................      0.25%        1.00%        1.00%         0.25%
Munder Index 500 Fund ...............................      0.25%        1.00%         N/A          0.25%
The Income Funds ....................................      0.25%        1.00%        1.00%         0.25%
The Money Market Funds (excluding Munder Money Market
  Fund) .............................................      0.25%         N/A          N/A          0.15%
Munder Money Market Fund ............................      0.25%        1.00%        1.00%          N/A



      For the year ended June 30, 1999, the Distributor voluntarily waived distribution and service fees for the Munder Index 500 Fund in excess of 0.25% and 0.45% of average net assets for the Class A Shares and the Class B Shares, respectively. For the year ended June 30, 1999 the waivers amounted to $301,764 for the Class A Shares and $1,026,886 for the Class B Shares of the Fund.

4. Securities Transactions

      For the year ended June 30, 1999, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                        Cost of Purchases   Proceeds from Sales
                                                        -----------------   -------------------
Munder Balanced Fund ................................      $ 64,809,924         $ 85,955,935
Munder Growth & Income Fund .........................       116,370,634          144,970,799
Munder Index 500 Fund ...............................       329,394,954           58,714,200
Munder International Equity Fund ....................        46,488,605           60,124,748
Munder Micro-Cap Equity Fund ........................        78,716,209           86,283,512
Munder Multi-Season Growth Fund .....................       374,814,846          444,750,355
Munder Real Estate Equity Investment Fund ...........        18,980,670           20,320,961
Munder Small-Cap Value Fund .........................        88,049,142           89,786,852
Munder Small Company Growth Fund ....................       351,465,640          383,215,667
Munder Value Fund ...................................       208,457,677          234,621,294
Munder Framlington Emerging Markets Fund ............        66,500,373           61,857,935
Munder Framlington Healthcare Fund ..................         9,321,729           11,850,304
Munder Framlington International Growth Fund ........        40,494,519           49,156,293
Munder Bond Fund ....................................       163,220,799          171,180,830
Munder Intermediate Bond Fund .......................       310,687,053          338,151,391
Munder International Bond Fund ......................        36,624,634           30,073,845
Munder U.S. Government Income Fund ..................            --                   12,531
Munder Michigan Tax-Free Bond Fund ..................        32,132,510           21,840,771
Munder Tax-Free Bond Fund ...........................        60,101,023           78,257,900
Munder Tax-Free Short-Intermediate Bond Fund ........        75,032,733           97,864,413

      For the year ended June 30, 1999 purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                        Cost of Purchases   Proceeds from Sales
                                                        -----------------   -------------------
Munder Balanced Fund ................................      $  6,526,322         $ 16,347,193
Munder Bond Fund ....................................       215,999,079          194,062,334
Munder Intermediate Bond Fund .......................       406,159,074          370,640,381
Munder U.S. Government Income Fund ..................       104,014,782           67,608,550




      At June 30, 1999 aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                           Tax Basis      Tax Basis
                                                          Unrealized     Unrealized
                                                        Appreciation   Depreciation
                                                        ------------   ------------
Munder Balanced Fund ................................   $  6,850,032    $ 1,686,643
Munder Growth & Income Fund .........................     58,743,598      3,157,806
Munder Index 500 Fund ...............................    447,502,935     13,299,800
Munder International Equity Fund ....................     66,633,337     11,397,356
Munder Micro-Cap Equity Fund ........................     10,794,829      1,182,633
Munder Multi-Season Growth Fund .....................    259,012,860      3,516,145
Munder Real Estate Equity Investment Fund ...........      3,476,507      5,446,617
Munder Small-Cap Value Fund .........................     26,205,098     10,619,194
Munder Small Company Growth Fund ....................     54,650,444     12,100,262
Munder Value Fund ...................................     21,960,944      1,666,966
Munder Framlington Emerging Markets Fund ............     12,463,338      5,303,413
Munder Framlington Healthcare Fund ..................      2,742,334      4,223,008
Munder Framlington International Growth Fund ........     13,381,505      3,124,243
Munder Bond Fund ....................................        370,830      9,857,800
Munder Intermediate Bond Fund .......................        617,651     10,510,922
Munder International Bond Fund ......................        190,341      2,455,420
Munder U.S. Government Income Fund ..................      2,348,403      5,103,278
Munder Michigan Tax-Free Bond Fund ..................        786,666      1,382,324
Munder Tax-Free Bond Fund ...........................      4,256,902      3,464,538
Munder Tax-Free Short-Intermediate Bond Fund ........      3,537,817      1,599,143


5. Concentration

      The Munder Tax-Free Short-Intermediate Bond Fund and Munder Michigan Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

      Certain Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At June 30, 1999, investments in these securities for the Munder Michigan Tax-Free Bond, Munder Tax-Free Bond Fund, and Munder Tax-Free
Short-Intermediate Bond Fund represented 45.6%, 23.7% and 19.1% of holdings, respectively.

      The Munder International Equity Fund and the Munder International Bond Fund primarily invest in foreign securities and the Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest as least 65% of their total net assets in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.




      The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

      The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

6. Organizational Costs

      Expenses incurred in connection with the organization of the Munder Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. Reorganization

      On December 4, 1998, Munder Accelerating Growth Fund transferred its net assets to Munder Multi-Season Growth Fund in a tax-free exchange for Munder Multi-Season Growth Fund shares having an aggregate net asset value equal to the value of the net assets of the Munder Accelerating Growth Fund acquired, pursuant to a plan of reorganization approved by Munder Accelerating Growth Fund's shareholders on November 20, 1998. Net unrealized appreciation of investments for Munder Accelerating Growth Fund, prior to the acquisition, was $14,874,166. The total shares issued by Munder Multi-Season Growth Fund were 2,266,819 and, prior to the acquisition, the total net assets of Munder Accelerating Growth Fund and Munder Multi-Season Growth Fund were $43,643,141 and $707,634,542, respectively. The total net assets of Munder Multi-Season Growth Fund after the acquisition were $751,277,683.

8. Income Tax Information

      As determined at June 30, 1999 the following Munder Funds had available for Federal income tax purposes, unused capital losses as follows: unused capital losses as follows:

                                  Expiring   Expiring   Expiring    Expiring      Expiring      Expiring
              Fund                  2000       2001       2002        2003          2005          2007
                                  --------   --------   --------    --------      --------      --------
Munder Micro-Cap Fund  ........       --         --         --          --           --       $ 6,169,618
Munder Small-Cap Value Fund  ..       --         --         --          --           --         3,803,999
Munder Small Company Growth
  Fund  .......................       --         --         --          --           --        46,123,147
Munder Framlington Emerging
  Markets Fund  ...............       --         --         --          --           --        13,156,700
Munder Intermediate Bond Fund         --         --         --     $8,154,852   $11,240,318        --
Munder International Bond Fund        --         --         --          --           --            11,521
Munder Cash Investment Fund  ..    $ 1,650       --         --          --           --            --
Munder Tax-Free Money Market
  Fund  .......................     57,257    $39,684    $15,088       12,291        --            --



      Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Munder Funds have elected to defer net capital and currency losses arising between November 1, 1998 and June 30, 1999 as follows:

                                                           Amount
                                                           ------
Munder Micro-Cap Equity Fund ........................   $   381,532
Munder Real Estate Equity Investment Fund ...........     1,946,987
Munder Small Company Growth Fund ....................    13,562,982
Munder Framlington Emerging Markets Fund ............       437,587
Munder Framlington Healthcare Fund ..................       589,627
Munder Framlington International Growth Fund ........       104,043
Munder Bond Fund ....................................       677,569
Munder Intermediate Bond Fund .......................     1,328,108
Munder U.S. Government Income Fund ..................         4,194
Munder Michigan Tax-Free Bond Fund ..................         3,942


9. Year 2000 (Unaudited)

      Like other mutual funds, financial institutions and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by the Advisor and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Advisor is taking steps that it believes are reasonably designed to address year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by a Fund's other major service providers. Although there can be no assurances, the Advisor believes that these steps will be sufficient to avoid any adverse impacts on any of the Funds. Similarly, the companies and other issuers in which a Fund invests could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid an adverse impact on a Fund.




               Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors/Trustees and Shareholders of The Munder Funds Trust
The Munder Funds, Inc.
The Munder Framlington Funds Trust

We have audited the accompanying statements of assets and liabilities of the Munder Balanced Fund, Munder Growth & Income Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Small Company Growth Fund, Munder Bond Fund, Munder Intermediate Bond Fund, Munder U.S. Government Income Fund, Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Short-Intermediate Bond Fund, Munder Cash Investment Fund, Munder Tax-Free Money Market Fund and Munder U.S. Treasury Money Market Fund (fourteen of the portfolios constituting The Munder Funds Trust), the Munder Micro-Cap Equity Fund, Munder Multi-Season Growth Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Value Fund, Munder International Bond Fund, and Munder Money Market Fund (seven of the portfolios constituting The Munder Funds, Inc.), and the Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund (three of the portfolios constituting The Munder Framlington Funds Trust) (collectively, the "Funds"), including the portfolios of investments, as of June 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlight. Our procedures included confirmation of securities owned as of June 30, 1999 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above constituting The Munder Funds Trust, The Munder Funds, Inc., and The Munder Framlington Funds Trust at June 30, 1999, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

Boston, Massachusetts
August 16, 1999




The Munder Funds
Tax Information, June 30, 1999 (Unaudited)

      The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 1999, were as follows:

Munder Balanced Fund
  Federal Home Loan Mortgage Corporation ............    2.9%
  Federal National Mortgage Association .............    2.6%
  Government Agency Debentures ......................    0.9%
  Government National Mortgage Association ..........    0.4%
  U.S. Treasury Bond ................................    6.0%
  U.S. Treasury Notes ...............................    1.0%

Munder Bond Fund
  Federal Home Loan Mortgage Corporation ............    6.6%
  Federal National Mortgage Association .............   10.4%
  Government Agency Debentures ......................    4.1%
  Government National Mortgage Association ..........    2.9%
  U.S. Treasury Bond ................................   13.2%
  U.S. Treasury Notes ...............................    8.6%

Munder Intermediate Bond Fund
  Federal Home Loan Mortgage Corporation ............    3.5%
  Federal National Mortgage Association .............    9.4%
  Government Agency Debentures ......................   19.6%
  Government National Mortgage Association ..........    3.0%
  Small Business Administration .....................    0.4%
  U.S. Treasury Bond ................................    2.7%
  U.S. Treasury Notes ...............................   11.6%

Munder U.S. Government Income Fund
  Federal Home Loan Bank ............................    0.8%
  Federal Home Loan Mortgage Corporation ............   50.0%
  Federal Housing Authority/Veterans Administration .    0.3%
  Federal National Mortgage Association .............   26.9%
  Government National Mortgage Association ..........    6.1%
  Small Business Administration .....................    0.1%
  U.S. Treasury Bond ................................   13.4%

Munder U.S. Treasury Money Market Fund
  U.S. Treasury Notes ...............................   48.4%



      Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders:

Munder Balanced Fund ................................    13.9%
Munder Growth & Income Fund .........................   100.0%
Munder Index 500 Fund ...............................   100.0%
Munder International Equity Fund ....................     2.6%
Munder Real Estate Equity Investment Fund ...........    17.7%
Munder Small-Cap Value Fund .........................   100.0%
Munder Value Fund ...................................   100.0%
Munder Framlington International Growth Fund ........    15.7%

      Of the distributions made from investment income, the following percentages are tax exempt for regular Federal income tax purposes:

Munder Michigan Tax-Free Bond Fund ..................    99.9%
Munder Tax-Free Bond Fund ...........................    99.9%
Munder Tax-Free Short-Intermediate Bond Fund ........   100.0%
Munder Tax-Free Money Market Fund ...................   100.0%

      The following amounts have been designated as capital gains dividends for the purpose of the dividends paid deduction:

Munder Balanced Fund ................................   $7,497,837
Munder Growth & Income Fund .........................   23,158,430
Munder Index 500 Fund ...............................    7,583,573
Munder International Equity Fund ....................    3,132,554
Munder Micro-Cap Equity Fund ........................       34,961
Munder Multi-Season Growth Fund .....................   87,316,064
Munder Real Estate Equity Investment Fund ...........    1,711,785
Munder Small-Cap Value Fund .........................      973,558
Munder Small Company Growth Fund ....................   24,626,194
Munder Value Fund ...................................    4,717,521
Munder Framlington Healthcare Fund ..................      180,441
Munder International Bond Fund ......................      211,292
Munder U.S. Government Income Fund ..................      364,253
Munder Michigan Tax-Free Bond Fund ..................    1,030,133
Munder Tax-Free Bond Fund ...........................    6,057,710
Munder Tax-Free Short Intermediate Bond Fund ........    2,697,963

      The following amounts have been designated as foreign tax credits for regular Federal income tax purposes:

Munder International Equity Fund ....................   $382,077
Munder Framlington International Growth Fund ........     99,445
Munder International Bond Fund ......................      5,235



                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee P. Munder

OFFICERS
               Lee P. Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Therese Hogan, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               211 South Gulph Road
               King of Prussia, PA 19406-3101

ADMINISTRATOR & CUSTODIAN
               State Street Bank & Trust Company
               225 Franklin Street
               Boston, MA 02110

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116




                                          (OUTSIDE BACK COVER)

ANNK99

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.










                                                        (OUTSIDE FRONT COVER)

                                                              CLASS Y SHARES

                                                                      Annual
                                                                      Report
The Munder Funds
Investments                                                    JUNE 30, 1999
for all seasons
                                            THE MUNDER EQUITY SELECTION FUND

                                                THE MUNDER FRAMINGTON GLOBAL
                                                     FINANCIAL SERVICES FUND

                                        THE MUNDER GROWTH OPPORTUNITIES FUND


                                        "We provide you with a
                                         consistency of discipline
                                         to allow you to build a
                                         portfolio to meet your
                                         long-term goals."




The Munder Funds
    Letter to shareholders

DEAR FELLOW SHAREHOLDERS:

     On the following pages you will find the most recent financial information for selected funds within the Munder Family of Mutual Funds. I hope you are pleased with the performance and operations of the Funds.

     As you know, especially those of you who are long-term shareholders of The Munder Funds, we follow a very disciplined style of investing across each one of the Funds. We believe that this discipline is important to provide you and your financial consultant a measure of consistency as you build your long-term asset allocation. That has been the hallmark of investment philosophy here at Munder Capital since our inception in 1985. We provide you, the shareholder and investor, with a consistency of discipline to allow you to build a portfolio to meet your long-term goals.

     Toward this end we have created a full family of funds that focus on specific sectors of the market, whether they are large or small capitalization, growth or value. The three funds included in this report represent our focus on specific portions of the market where we have special expertise: the Financial Services area through our Framlington subsidiary, the mid-cap portion of the market with the Growth Opportunities Fund, or the overall expertise of our research staff in the Equity Selection Fund (or what we internally call our "stock pickers fund").

     Each of these funds represents our continued commitment to provide shareholders with the best investment advice in a very targeted, disciplined manner. We hope you are pleased with them.

     If you have any questions, please call the Fund at 1-800-4MUNDER, or call your financial advisor. You may also contact us through our website at http://www.munder.com. Thank you very much for your confidence in Munder Capital Management and the Munder Family of Mutual Funds.



     Very truly yours

     /s/ Lee Munder

     Lee Munder, President


Table of
  Contents

FUNDS OVERVIEW
            iii   Munder Equity Selection Fund
            iv    Munder Framlington Global Financial Services Fund
            iv    Munder Growth Opportunities Fund
            v     Hypotheticals and Total Returns
PORTFOLIO OF INVESTMENTS -
            1     Munder Equity Selection Fund
            4     Munder Framlington Global Financial Services Fund
            7     Munder Growth Opportunities Fund
            9     Financial Statements
            13    Financial Highlights
            16    Notes to Financial Statements
                  Report of Ernst & Young LLP, Independent Auditors


-----------------------------------------------------------------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.




Management's Discussion and
  Analysis of Fund Operations


The Investment Environment

      Coming into 1999 the US economy seemed to shrug off the problems that plagued the rest of the world, showing strong performance across many sectors of the economy. Spending in the US continued to be fueled not only by strong consumer demand, but increased public sector outlays as states and the Federal government anticipated surpluses and moved to spend on infrastructure and other improvements. The manufacturing sector saw improved health as well, as inventories stayed under control and improvement in our net trade balance. This was also reflected in the steady rise in the Purchasing Managers' Index, which increased steadily throughout the period. At the end of June the Index recorded its highest reading since July 1997. Production and new orders were two of the Index's components that showed significant increases.

      Looking at the various sectors of the economy, capital goods spending remained strong. Public sector spending increased as the improved finances of state and local governments translated into higher spending. Export orders also appear to be on an upward trend.

      While there is firm fundamental support for expanding domestic demand, there are also indicators of a near-term moderation in growth. Retail sales, which increased at a 14.5% annualized rate during the first quarter, slowed to a still strong but more moderate pace of 7.9% during the second quarter. Employment growth and hours worked also slowed. In addition, the significant increase in mortgage rates that occurred during the quarter should slow housing purchases and construction, along with the sales of related goods such as furniture.

      In the midst of strong economic growth, inflation remained subdued. The Consumer Price Index (CPI), after a large jump in April, remained unchanged throughout the rest of the second calendar quarter. With industrial capacity continuing to grow faster than production, firms have very little pricing power. This has helped to keep inflation subdued in spite of strong economic growth.

      The combination of strong domestic growth and a strengthening of the global economy caused the Federal Reserve to increase the Federal Funds rate by 0.25 percentage point on June 29, 1999. At the time, policy makers indicated the need to remain alert to the potential for "inflationary forces that could undermine growth". Whether the Federal Reserve sees the need for further tightening of monetary policy this year depends upon the strength seen in the economic data released over the next months. As of this writing, the market has factored in another 0.25 percentage point increase in anticipation of when the Federal Reserve meets again in late August. Whether that is the last increase or not, is uncertain at this time.


The Stock Market

      The first quarter of 1999 represented a continuation of the very narrow performance that has characterized the stock market for the previous six quarters. Again, large stocks significantly outperformed smaller stocks as the S&P 500 Index returned 4.98% for the first quarter, and the S&P 600 Index (an index of small company stocks) returned -9.00%. In fact, two companies (Microsoft and America Online) accounted for over half of the return of the S&P500 Index, and only 10 companies accounted for the entire increase.

      Early in the second quarter of 1999, however, the stock market experienced a dramatic shift away from growth stocks (stocks purchased with the anticipation of above-average long-term earnings growth) to value stocks (stocks with relative valuations below the average market valuations). This shift came about as investors reasoned that rising interest rates would have less of a negative impact on value stocks than on growth stocks. In addition, a recovering global economy was likely to be more of a positive for value-oriented cyclical stocks than for growth stocks.

      The shift lasted exactly one week (from April 12th to April 19th). The magnitude was so great, however, that this one-week of performance caused value stocks to outperform growth stocks for the entire quarter. In that one week time period, large value stocks outperformed large growth stocks by more than 11 percentage points. Mid-cap value stocks outperformed mid-cap growth stocks by 8 percentage points and small-cap value stocks outperformed small-cap growth stocks by 4 percentage points. Many of the large growth stocks which had led the S&P 500 over the past several years, such as Microsoft, Wal-Mart, General Electric, Merck and Cisco Systems, saw their stock prices decline by 10% to 15% during that week. Value-oriented cyclical stocks (the stocks of companies that are highly sensitive to the strength of the economy) such as Alcoa and Caterpillar Tractor, which had lagged the overall market in recent periods, had price increases of over 20% during that week. Overall, traditional growth sectors of the market, such as Healthcare and Business Services, were the worst performing sectors, while more cyclical sectors such as Basic Materials and Capital Goods were the best performing sectors for the first time since late 1997.

      The Fed has been extremely outspoken about slowing the economy in an effort to avoid inflation. Our discipline focuses on companies that have demonstrated an ability to grow their earnings throughout an economic cycle - these are precisely the types of companies investors gravitate to in times when the economy is slowing and earnings are decelerating. Recent history reinforces the wisdom of this discipline.

      The following paragraphs detail the performance of The Munder Equity Selection, Growth Opportunities & Framlington Global Financial Services Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses.

MUNDER EQUITY SELECTION FUND

Fund Manager: The Equity Selection Fund Committee

      The Fund began operation on November 12, 1998. For the time period of inception to June 30, 1999, the Fund earned a return of 24.50% relative to the 22.74% return for the S&P 500 Index and the 20.04% average return for the Lipper universe of capital appreciation mutual funds for the same time period. The Fund has earned above-average returns for the one-month and six-month time periods ending June 30, 1999.

      The sector weights in this Fund are set equal to those of the S&P 500 universe. Therefore, the performance of this Fund, relative to the S&P 500 Index, is driven largely by stock selection. The technology, capital goods and energy sectors were among the strongest sectors in the Fund during the quarter. All three sectors benefited from overall market strength. Technology holdings also benefited from strong returns from specific technology stocks. Good stock selection was also a key to the strong performance of the capital goods sector as well as the energy sector. Consumer staples and healthcare were among the weaker sectors of the overall market during the quarter.



MUNDER GROWTH OPPORTUNITIES FUND

Fund Manager: The Munder Growth Opportunities Fund Committee

      The Fund earned a return of 8.44% for the year ending June 30, 1999, relative to the 17.18% return for the S&P 400 MidCap Index and the 13.36% average return for the Lipper universe of mid-cap mutual funds. The Fund has earned above-average returns for the one-month, three-month, and six-month time periods ending June 30, 1999.

      Mid-cap stocks experienced a strong rebound in the second quarter of 1999, after underperforming during the first quarter of the 1999. The 14.16% return for the S&P Mid-Cap 400 Index for the same time period was double the 7.05% return of the larger capitalization S&P 500 Index.

      The technology and capital goods sectors were among the strongest sectors in the mid-cap segment of the stock market. Both sectors were slightly overweighted in the Fund, which helped to boost the Fund's returns during the quarter. In addition to overall market strength, the performance of the technology holdings in the Fund was boosted by strong stock selection. We anticipate that the broadening out of the market will continue to benefit the Fund's performance.

MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND

Fund Manager: The Munder Framlington Global Financial Services Fund Committee

      The Fund earned a return of -1.29% for the year ending June 30, 1999. This compares to the 3.1% return for the MSCI Finance Index and the 2.16% average return for the Lipper universe of financial services mutual funds. The Fund earned above-average returns for the three-month time period ending June 30, 1999.

      In the U.S., financial stocks in general produced positive returns for both June and for the quarter as a whole. The sector, however, lagged the broader stock market because of concerns over rising interest rates. The Fund benefited from its overweighted position in regional banks during the quarter. This was the strongest group of U.S. financial stocks due to continued solid earnings growth and a pickup in consolidation activity. Good stock selection in the insurance, money center and consumer finance sectors contributed to the strong relative quarter from the Fund's non-U.S. holdings.

      Among its non-U.S. holdings, the Fund experienced improving performance from its Japanese stocks due to the strong overall market in Japan during the quarter. European financial stocks continued to lag because of rising interest rates in Europe and the weakness of the euro. In the U.K., financial stocks performed in line with the overall market.

      As of June 30, the Fund remained overweighted in Europe, neutral in the U.S. and underweighted in Japan relative to its MSCI Finance Index benchmark. Although Japan is still underweighted in the Fund, there was a modest increase in Japanese holdings during June. While the overweighted position in Europe has held back performance for the first six months of the year, we continue to view this region as attractive. Economic growth in Europe should accelerate this year and into 2000. If this occurs, the euro should recover, which would be a positive for European financial stocks. Consolidation in the European banking and insurance industries continues at a rapid pace and this should also help to boost the returns of European financial stocks.


Hypotheticals and Total Returns

The following graphs represent the performance of the Funds since inception. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each Fund. The Lipper mutual fund averages were derived from a universe of only those mutual funds that were in existence as of the inception date of the Funds and are comprised of mutual funds which are categorized under the Funds' respective objectives by Lipper Analytical Services, Inc.


Equity Selection Fund

                         CLASS Y SHARE HYPOTHETICAL
         A Hypothetical Illustration of a $10,000 Initial Investment

                                                             Lipper Capital
                                                             Appreciation
                Class Y               S&P 500 Index          Funds Average
                -------               -------------          --------------
06/30/1998      $10,000.00                 $0.00                  $0.00
07/31/1998      $10,000.00                 $0.00                  $0.00
08/31/1998      $10,000.00                 $0.00                  $0.00
09/30/1998      $10,000.00                 $0.00                  $0.00
10/31/1998      $10,000.00                 $0.00                  $0.00
11/30/1998      $10,380.00            $10,000.00             $10,000.00
12/31/1998      $11,138.78            $10,576.00             $10,916.00
01/31/1999      $11,618.86            $11,018.08             $11,435.60
02/28/1999      $11,198.26            $10,675.41             $10,868.40
03/31/1999      $11,638.35            $11,102.43             $11,427.03
04/30/1999      $11,879.26            $11,532.10             $11,842.98
05/31/1999      $11,698.70            $11,259.94             $11,713.89
06/30/1999      $12,449.75            $11,884.86             $12,449.52

                              GROWTH OF A $10,000 INVESTMENT                 AGGREGATE TOTAL RETURNS
                       ------------------------------------------   ------------------------------------------
                                                           Lipper
                                                          Capital      One          One      Since       Since
Class and              With    Without    S&P 500    Appreciation     Year         Year  Inception   Inception
Inception Date         Load       Load      Index   Funds Average   w/load   w/out load     w/load  w/out load
--------------------------------------------------------------------------------------------------------------
Class Y -- 11/11/98     N/A    $12,450    $11,885         $12,450      N/A          N/A        N/A      24.50%

-----------------------------------------------------------------------------
All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that, an investor's shares, upon redemption, may be worth more or less than original cost.

Aggregate total returns are derived by dividing the initial investment into the value of shares held at the end of a period and subtracting one from the result.

Figures for the Standard & Poor's Composite 500 Index ("S&P 500"), an unmanaged index of common stock prices, include reinvestment of dividends.




Growth Opportunities Fund

                         CLASS Y SHARE HYPOTHETICAL
 A Hypothetical Illustration of a $10,000 Initial Investment - Class Y

                                    S&P 400             Lipper Mid Cap
               Class Y              Mid-cap             Funds Average
               -------              -------             --------------
06/30/1998     $10,020.00           $10,000.00          $10,000.00
07/31/1998      $9,580.12            $9,612.00           $9,496.00
08/31/1998      $7,439.92            $7,823.21           $7,683.21
09/30/1998      $8,184.66            $8,553.89           $8,197.99
10/31/1998      $8,494.86            $9,318.61           $8,698.07
11/30/1998      $8,775.19            $9,783.61           $9,228.65
12/31/1998      $9,655.34           $10,965.47          $10,117.37
01/31/1999      $9,455.47           $10,538.91          $10,191.22
02/28/1999      $8,634.74            $9,986.68           $9,604.21
03/31/1999      $8,905.01           $10,265.30          $10,079.62
04/30/1999      $9,435.74           $11,075.24          $10,666.25
05/31/1999     $10,196.27           $11,122.86          $10,707.85
06/30/1999     $10,867.18           $11,719.05          $11,339.61

                             GROWTH OF A $10,000 INVESTMENT                  AVERAGE ANNUAL TOTAL RETURNS
                     ---------------------------------------------    ------------------------------------------
                                               S&P 400                   One         One       Since       Since
Class and            With       Without        Mid Cap      Lipper      Year        Year   Inception   Inception
Inception Date       Load          Load  Funds Average     Mid Cap    w/load  w/out load      w/load  w/out load
----------------------------------------------------------------------------------------------------------------
Class Y-- 6/24/98     N/A       $10,866        $11,719     $11,340        N/A      8.44%         N/A       8.49%


Framlington Global Financial Services Fund


                         CLASS Y SHARE HYPOTHETICAL
 A Hypothetical Illustration of a $10,000 Initial Investment - Class Y

                            MSCI World      Lippper Financial Services
               Class Y      Finance Index   Funds Average
               -------      -------------   --------------------------
06/30/1998     $10,190.00   $10,000.00      $10,000.00
07/31/1998     $10,580.28   $10,283.00       $9,903.00
08/31/1998      $8,680.06    $8,196.58       $7,854.07
09/30/1998      $8,316.36    $7,760.52       $8,083.41
10/31/1998      $9,157.98    $8,876.48       $8,694.51
11/30/1998      $9,799.04    $9,593.70       $9,216.18
12/31/1998     $10,069.49    $9,732.81       $9,487.14
01/31/1999      $9,988.94    $9,725.03       $9,494.73
02/28/1999      $9,658.30    $9,600.55       $9,427.32
03/31/1999      $9,828.29   $10,085.37       $9,685.63
04/30/1999     $10,248.94   $10,681.42      $10,329.72
05/31/1999      $9,758.02    $9,865.36       $9,940.29
06/30/1999     $10,056.61   $10,113.97      $10,207.68

                              GROWTH OF A $10,000 INVESTMENT                       AVERAGE ANNUAL TOTAL RETURNS
                     ------------------------------------------------       ------------------------------------------
                                                               Lipper
                                          MSCI  World       Financial          One         One       Since       Since
Class and            With       Without        Finance       Services         Year        Year   Inception   Inception
Inception Date       Load          Load          Index  Funds Average       w/load  w/out load      w/load  w/out load
----------------------------------------------------------------------------------------------------------------------
Class Y-- 6/24/98     N/A       $10,059        $10,114        $10,208           N/A    (1.29)%         N/A       0.58%

-----------------------------------------------------------------------------
All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The S&P 400 Midcap Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million. Figures for the Morgan Stanley (MSCI) World Finance Index, an unmanaged index which follows 22 developed nations, containing four sub-sectors (Insurance, Financial Services, Real Estate and Banking), includes gross reinvestment of dividends.



Munder Equity Selection Fund
       Portfolio of Investments, June 30, 1999

Shares                                              Value
------                                              -----

COMMON STOCKS -- 99.7%
     Advertising -- 0.8%
    1,200 Interpublic Group of
             Companies, Inc.                $     103,950
                                            -------------
     Aerospace -- 0.7%
    1,300 General Dynamics Corporation             89,050
                                            -------------
     Air Travel -- 0.5%
    1,700 Continental Airlines, Inc.,
             Class B +                             63,963
                                            -------------
     Banks -- 7.6%
    1,400 Bank of America                         102,638
    1,800 Bank One Corporation                    107,212
    3,400 Charter One Financial, Inc.              94,563
    2,200 Chase Manhattan Corporation             190,575
    3,000 Fleet Financial Group, Inc.             133,125
    3,400 Mellon Bank Corporation                 123,675
    1,500 SunTrust Banks, Inc.                    104,156
    3,800 U.S. Bancorp                            129,200
                                            -------------
                                                  985,144
                                            -------------
     Building Materials -- 0.4%
    1,700 Masco Corporation                        49,088
                                            -------------
     Business Equipment & Supplies -- 1.0%
    2,200 Xerox Corporation                       129,937
                                            -------------
     Chemicals and Plastics -- 1.7%
    1,800 dupont (E.I.) de Nemours & Company      122,962
    1,800 Minerals Technologies, Inc.             100,463
                                            -------------
                                                  223,425
                                            -------------
     Computer Hardware, Software or Services--10.7%
    1,500 America Online, Inc.                    165,750
    2,500 BMC Software, Inc. +                    135,000
    1,700 Ceridian Corporation +                   55,569
    5,200 Cisco Systems, Inc. +                   335,075
    4,900 Compuware Corporation +                 155,881
    6,100 Microsoft Corporation +                 550,144
                                            -------------
                                                1,397,419
                                            -------------
     Construction Materials -- 1.3%
    1,000 Illinois Tool Works, Inc.                82,000
    1,400 Ingersoll-Rand Company                   90,475
                                            -------------
                                                  172,475
                                            -------------
     Cosmetics -- Toiletry -- 1.7%
    2,900 Avon Products, Inc.                     160,950
      700 Procter & Gamble Company                 62,475
                                            -------------
                                                  223,425
                                            -------------
     Diversified -- 4.3%
    1,100 General Electric Company                124,300
      800 Temple-Inland, Inc.                      54,600
      800 Textron, Inc.                            65,850
    3,300 Tyco International Ltd.                 312,675
                                            -------------
                                                  557,425
                                            -------------
     Financial Services -- 5.5%
    4,200 Associates First Capital
             Corporation                          186,112
    3,400 CIT Group, Inc.                          98,175
    2,700 Citigroup, Inc.                         128,250
    2,200 Federal Home Loan Mortgage
             Corporation                          127,600
    1,200 Morgan Stanley, Dean Witter,
             Discover and Company                 123,000
      550 Providian Financial                      51,425
                                            -------------
                                                  714,562
                                            -------------
     Food and Beverages -- 4.5%
    1,700 Anheuser-Busch Companies, Inc.          120,594
    1,800 Nabisco Group Holdings
             Corporation, Class A                  35,212
    3,800 Nabisco Holdings Corporation,
             Class A                              164,350
    3,500 PepsiCo, Inc.                           135,406
    1,400 Wrigley (Wm) Jr. Company                126,000
                                            -------------
                                                  581,562
                                            -------------
     Health Care -- 5.7%
    2,400 Abbott Laboratories                     109,200
    1,600 Amgen, Inc. +                            97,400
    3,000 Merck & Company, Inc.                   222,000
    2,500 Schering-Plough Corporation             132,500
      700 Smithkline Beecham Group Plc,
             ADR                                   46,244
    2,200 United Healthcare Corporation           137,775
                                            -------------
                                                  745,119
                                            -------------
     Health Care Facilities -- 1.0%
    2,900 Columbia/HCA Healthcare
             Corporation                           66,156
    2,400 HCR Manor Care, Inc. +                   58,050
                                            -------------
                                                  124,206
                                            -------------
     Health Care -- Instruments, Service, and Supplies
       -- 3.7%
    1,300 Baxter International, Inc.               78,812
    1,000 Bristol-Myers Squibb Company             70,437
      600 Cardinal Health, Inc.                    38,475
    4,800 HEALTHSOUTH Corporation +                71,700
    1,900 Johnson & Johnson Company               186,200
    1,100 St. Jude Medical, Inc. +                 39,188
                                            -------------
                                                  484,812
                                            -------------
     Home Appliances -- 1.0%
    1,800 Maytag Corporation                      125,438
                                            -------------
     Home Furnishings and Housewares -- 1.2%
    5,600 Leggett & Platt, Inc.                   155,750
                                            -------------
     Hotels and Restaurants -- 3.7%
    7,200 Brinker International, Inc. +           195,750
    4,500 Papa John's International, Inc. +       201,094
    3,000 Wendy's International, Inc.              84,937
                                            -------------
                                                  481,781
                                            -------------
     Household Products -- 1.9%
    2,300 Clorox Company                          245,669
                                            -------------
     Insurance -- 3.1%
      800 Allstate Corporation                     28,700
    1,000 American International Group, Inc.      117,062
    1,400 Lincoln National Corporation             73,238
    1,600 Reliastar Financial Corporation          70,000
    2,200 UNUM Corporation                        120,450
                                            -------------
                                                  409,450
                                            -------------
     Metals and Mining -- 0.5%
    1,000 Alcoa, Inc.                              61,875
                                            -------------
     Newspapers -- 0.5%
    1,800 Central Newspapers, Inc.                 67,725
                                            -------------
     Oil and Gas -- 2.0%
    1,800 Atlantic Richfield Company              150,412
    1,700 Total Fina SA +                         109,544
                                            -------------
                                                  259,956
                                            -------------
     Paper and Forest Products -- 0.7%
    1,700 International Paper Company              85,850
                                            -------------
     Petroleum -- Integrated -- 2.4%
    1,500 Mobil Corporation                       148,500
    1,800 Texaco, Inc.                            112,500
    1,500 USX-Marathon Group                       48,844
                                            -------------
                                                  309,844
                                            -------------
     Petroleum-- Service and Equipment-- 1.5%
    1,700 Burlington Resources, Inc.               73,525
    4,400 Global Marine, Inc. +                    67,925
    2,400 Santa Fe International Corporation       55,200
                                            -------------
                                                  196,650
                                            -------------
     Retail -- 5.1%
      800 Costco Companies, Inc. +                 64,050
    2,000 Dollar General Corporation               58,000
    3,900 Family Dollar Stores, Inc.               93,600
      600 Federated Department Stores, Inc. +      31,763
    2,500 Home Depot, Inc.                        161,094
    1,000 Lowe's Companies, Inc.                   56,687
    2,700 Staples, Inc. +                          83,531
    2,500 Wal-Mart Stores, Inc.                   120,625
                                            -------------
                                                  669,350
                                            -------------
     Retail Grocery -- 0.5%
    1,300 Safeway, Inc. +                          64,350
                                            -------------
     Semiconductors -- 7.7%
    2,800 Applied Materials, Inc. +               206,850
    6,000 Intel Corporation                       357,000
    3,600 Teradyne, Inc. +                        258,300
    1,200 Texas Instruments, Inc.                 174,000
                                            -------------
                                                  996,150
                                            -------------
     Telecommunications -- 10.2%
    2,000 ALLTEL Corporation                      143,000
    1,800 AT & T Corporation                      100,463
    2,900 Century Telephone Enterprises, Inc.     115,275
    5,000 Cincinnati Bell, Inc.                   124,688
    2,100 GTE Corporation                         159,075
    2,145 Lucent Technologies, Inc.               144,653
    3,300 MCI Worldcom, Inc. +                    284,006
    4,500 SBC Communications                      261,000
                                            -------------
                                                1,332,160
                                            -------------
     Telecommunications Equipment-- 1.7%
    1,600 Motorola, Inc.                          151,600
      800 Nokia Oyj, ADR                           73,250
                                            -------------
                                                  224,850
                                            -------------
     Tobacco -- 0.6%
    1,500 Philip Morris Companies, Inc.            60,281
      600 R.J. Reynolds Tobacco Holdings,
             Inc. +                                18,900
                                            -------------
                                                   79,181
                                            -------------
     Transportation -- 0.4%
    1,300 CNF Transportation, Inc.                 49,888
                                            -------------
     Utilities -- 2.6%
    1,300 Duke Energy Company                      70,687
    1,700 Edison International                     45,475
    1,100 GPU, Inc.                                46,406
      800 Montana Power Company                    56,400
    1,500 PECO Energy Company                      62,813
    2,400 Southern Company                         63,600
                                            -------------
                                                  345,381
                                            -------------
     Waste Management -- 1.3%
    6,800 Republic Services, Inc. +               168,300
                                            -------------
TOTAL COMMON STOCKS
   (Cost  $11,500,741)                         12,975,160
                                            -------------
REPURCHASE AGREEMENT -- 1.3%
     (Cost  $171,000)
 $171,000 Agreement with State Street
          Bank and Trust Company, 4.750%
          dated 06/30/1999, to be repurchased at
          $171,023 on 07/01/1999, collateralized
          by $150,000 U.S. Treasury Bond,
          10.750% maturing 05/15/2003.
          (value $176,250)                   $    171,000
                                             ------------

TOTAL INVESTMENTS
   (Cost  $11,671,741*)            101.0%      13,146,160
OTHER ASSETS AND
LIABILITIES (Net)                   (1.0)        (135,447)
                                   -----     ------------
NET ASSETS                         100.0%    $ 13,010,713
                                   =====     ============
---------------------------------------------------------------------------
   * Aggregate cost for Federal tax purposes is $11,698,781.
   + Non-income producing security.

    ABBREVIATION:
    ADR - American Depository Receipt



                      See Notes to Financial Statements




Munder Framlington Global Financial Services Fund
       Portfolio of Investments, June 30, 1999

Shares                                              Value
------                                              -----
COMMON STOCKS -- 95.2%
     Austria -- 1.3%
      650 Erste Bank AG                     $      37,047
                                            -------------
     Belgium -- 0.6%
      315 KBC Bancassurance Holding NV             18,671
                                            -------------
     Finland -- 1.6%
      500 Pohjola Group Insurance
             Corporation                           25,643
      750 Sampo Insurance Company Ltd.             21,725
                                            -------------
                                                   47,368
                                            -------------
     France -- 5.4%
      400 AXA Company                              48,779
      450 Banque Nationale de Paris                37,482
      350 Banque Paribas                           39,219
      200 Societe Generale                         35,234
                                            -------------
                                                  160,714
                                            -------------
     Germany -- 3.1%
      450 Bayerische Vereinsbank AG                29,225
      900 BHW Holding AG                           13,777
      800 Dresdner Bank AG                         31,255
       50 Muenchener Rueckversicherugs+             9,123
       50 Muenchener Rueckversicherugs AG           9,252
                                            -------------
                                                   92,632
                                            -------------
     Ireland -- 1.2%
    1,500 Bank of Ireland                          25,310
      912 Irish Life & Permanent Plc                9,416
                                            -------------
                                                   34,726
                                            -------------
     Italy -- 5.8%
    4,300 Banca Fideuram SpA                       25,045
    8,000 Banca Nazionale del Lavoro (BNL)+        25,153
    1,350 Banca Popolare Commercioe Industria      31,590
      112 Banca Popolare Commercioe Industria       2,635
    2,250 Banca Popolare di Lodi                   27,021
   12,500 Banco di Roma SpA+                       17,975
    4,000 Mediolanum SpA                           30,719
    2,500 Monte dei Paschi di Siena SpA+           11,082
                                            -------------
                                                  171,220
                                            -------------
     Japan -- 5.4%
    4,000 Asahi Bank, Ltd.                         19,178
    1,500 Credit Saison Company Ltd.               31,372
    1,000 Mitsubishi Estate Company Ltd.            9,763
      200 Nichiei Company Ltd.                     17,525
    2,000 Nomura Securities Company Ltd.           23,427
      400 Orix Corporation                         35,711
      400 Promise Company Ltd.                     23,642
                                            -------------
                                                  160,618
                                            -------------
     Netherlands -- 3.4%
    1,500 ABN AMRO Holdings                        32,472
    1,000 ING Groep NV                             54,119
      250 Kempen & Co NV                           12,499
                                            -------------
                                                   99,090
                                            -------------
     Norway -- 0.7%
    6,000 Den Norske Bank ASA                      19,796
                                            -------------
     Portugal -- 2.5%
      825 Banco Commercial Portugues SA (BCP)      21,372
    2,600 Banco Mello SA                           26,641
    1,000 Companhia de Seguros
             Tranquilidade                         25,153
                                            -------------
                                                   73,166
                                            -------------
     Spain -- 1.7%
    1,200 Corporacion Bancaria de Espana SA        27,326
      750 Mapfre Vida Seguros                      21,416
                                            -------------
                                                   48,742
                                            -------------
     Sweden -- 3.0%
    1,800 Forenings Sparbanken AB                  25,445
    4,500 Nordbanken Holding AB                    26,346
    2,000 Skandia Forsakrings AB                   37,460
                                            -------------
                                                   89,251
                                            -------------
     Switzerland -- 3.7%
       20 Baloise Holding Ltd.                     16,308
      200 UBS AG                                   59,675
       35 Verwaltungs-und Privat-Bank AG           34,277
                                            -------------
                                                  110,260
                                            -------------
     United Kingdom -- 14.5%
    1,000 Abbey National Plc                       18,781
    1,000 Allied Zurich Plc+                       12,571
      600 Barclays Bank Plc                        17,449
    6,500 Benfield & Rea Investment Trust Plc       9,631
    1,000 CGU Plc                                  14,399
    6,000 Goshawk Insurance Holdings Plc           10,403
    3,000 Grantchester Holdings Plc                 8,110
    2,000 Hitachi Credit (Uk) Plc                  12,137
    1,600 HSBC Holdings Plc                        56,695
    2,000 Liberty International Holdings Plc       13,430
    4,500 Limit Plc                                 9,469
    4,000 Lloyds TSB Group Plc                     54,318
    4,500 London Scottish Bank Plc                  7,714
    1,500 Milner Estates Plc                        6,360
    1,150 National Westminster Bank Plc            24,381
    1,500 Northern Rock Plc                        11,420
    2,500 Norwich Union Plc                        16,925
    2,200 Paragon Group Companies Plc               8,947
    1,400 Prudential Corporation Plc               20,633
   15,000 Rea Brothers Group Plc                   11,321
    1,454 Royal & Sun Alliance Insurance
             Group Plc                             13,029
      500 Schroders Plc                            10,088
      700 Secure Trust Group Plc                    6,344
    2,300 Shaftesbury Plc                           8,918
    1,231 Standard Chartered Plc                   20,043
    1,882 Sun Life & Provincial Holdings Plc       13,438
    1,650 Woolwich Plc                              9,649
                                            -------------
                                                  426,603
                                            -------------
     United States -- 41.3%
      500 Ambac Financial Group, Inc.              28,562
      200 American General Corporation             15,075
      200 American International Group, Inc.       23,413
    1,500 Associates First Capital Corporation     66,469
      500 Bank of America Corporation              36,656
      400 Bank of New York, Inc.                   14,675
      967 Bank One Corporation                     57,597
    1,292 Charter One Financial, Inc.              35,934
      400 Chase Manhattan Corporation              34,650
    1,400 CIT Group, Inc.                          40,425
      600 Citigroup, Inc.                          28,500
      400 City National Corporation                14,975
      300 Compass Banc shares, Inc.                 8,175
      400 Countrywide Credit Industries            17,100
      750 Federal Home Loan Mortgage
             Corporation                           43,500
    1,400 Federated Investors, Inc.                25,113
      200 Fifth Third Bancorp                      13,313
    1,600 Financial Federal Corporation +          35,200
      150 First Virginia Banks, Inc.                7,369
      700 Flagstar Bancorp, Inc.                   17,675
    1,300 Fleet Financial Group, Inc.              57,687
      200 KeyCorp                                   6,425
    1,500 Mellon Bank Corporation                  54,562
    1,000 Metris Companies, Inc.                   40,750
      500 Morgan Stanley, Dean Witter
             & Company                             51,250
    1,500 Online Resources &Communications
             Corporation +                         20,344
      800 Peoples Heritage Financial Group,
             Inc.                                  15,050
      700 PNC Bank Corporation                     40,337
      400 Providian, LLC                           37,400
      900 Radian Group, Inc.                       43,931
    1,200 ReliaStar Financial Corporation          52,500
      950 Southwest Bancorporation of
             Texas, Inc. +                         17,100
      600 SunTrust Banks, Inc.                     41,662
      350 TD Waterhouse Group, Inc. +               8,772
    1,300 Torchmark Corporation                    44,362
    1,700 U.S. Bancorp                             57,800
      200 UnionBanCal Corporation                   7,225
      800 UNUM Corporation                         43,800
      665 West Coast Bancorp                       11,638
                                            -------------
                                                1,216,971
                                            -------------
TOTAL COMMON STOCKS
   (Cost $2,743,119)                            2,806,875
                                            -------------
PREFERRED STOCKS -- 0.8%
   (Cost $24,365)
     Germany -- 0.8%
       50 Marshchollek, Lautenschlaeger
          und Partner AG                           23,813
                                            -------------
TOTAL INVESTMENTS
   (Cost $2,767,484*)             96.0%         2,830,688
OTHER ASSETS AND
LIABILITIES (Net)                  4.0            116,499
                                 -----      -------------
NET ASSETS                       100.0%     $   2,947,187
                                 =====      =============

---------------------------------------------------------------------------
   * Aggregate cost for Federal tax purposes.
   + Non-income producing security.

                      See Notes to Financial Statements




Munder Framlington Global Financial Services Fund
       Portfolio of Investments, June 30, 1999
                        (Continued)


At June 30, 1999 sector diversification of the Munder Framlington Global Financial Services Fund was as follows:

                                     % of
                                   Net Assets      Value
                                   ----------      -----
COMMON STOCKS:
Banks ............................    50.3%  $ 1,482,827
Insurance ........................    21.3       627,136
Financial Services ...............    20.2       596,723
Savings and Loan .................     1.8        53,608
Real Estate ......................     1.6   46,5816,581
                                     -----   -----------
TOTAL COMMON STOCKS ..............    95.2     2,806,875
TOTAL PREFERRED STOCK ............     0.8        23,813
                                     -----   -----------
TOTAL INVESTMENTS ................    96.0     2,830,688
OTHER ASSETS AND LIABILITIES (Net)     4.0       116,499
                                     -----   -----------
NET ASSETS .......................   100.0%  $ 2,947,187
                                     =====   ===========


                      See Notes to Financial Statements




Munder Growth Opportunities Fund
       Portfolio of Investments, June 30, 1999


Shares                                              Value
------                                              -----
COMMON STOCKS -- 97.0%
     Advertising -- 1.3%
      700 TMP Worldwide, Inc. +             $      44,450
                                            -------------
     Automobile Parts and Equipment -- 1.3%
    1,700 Tower Automotive, Inc. +                 43,244
                                            -------------
     Banking and Financial Services-- 5.1%
    1,322 Charter One Financial, Inc.              36,768
    1,600 CIT Group, Inc.                          46,200
    2,000 North Fork Bancorporation, Inc.          42,625
    1,300 Southtrust Corporation                   49,888
                                            -------------
                                                  175,481
                                            -------------
     Chemicals -- 1.1%
      650 Minerals Technologies, Inc.              36,278
                                            -------------
     Commercial Services -- 2.5%
      500 Cintas Corporation                       33,594
    1,000 Galileo International, Inc.              53,437
                                            -------------
                                                   87,031
                                            -------------
     Computer Hardware, Software or Services -- 11.6%
    2,050 Affiliated Computer Services, Inc. +    103,781
    1,300 Compuware Corporation +                  41,356
    1,300 Concord EFS, Inc. +                      55,006
      850 Electronic Arts +                        46,113
      975 Fiserv, Inc. +                           30,530
      600 Network Appliance, Inc. +                33,525
    1,200 Sterling Commerce, Inc. +                43,800
    1,300 Sun Guard Data Systems +                 44,850
                                            -------------
                                                  398,961
                                            -------------
     Construction Materials -- 3.8%
      900 Martin Marietta Materials, Inc.          53,100
    1,200 Southdown, Inc.                          77,100
                                            -------------
                                                  130,200
                                            -------------
     Diversified -- 2.9%
    1,200 Carlisle Companies, Inc.                 57,750
    1,000 Teleflex, Inc.                           43,437
                                            -------------
                                                  101,187
                                            -------------
     Drugs and Health Care -- 1.2%
      600 Biogen, Inc. +                           38,587
      300 Omnicare, Inc.                            3,788
                                            -------------
                                                   42,375
                                            -------------
     Electrical Equipment -- 1.6%
    2,800 American Power Conversion
             Corporation +                         56,350
                                            -------------
     Electronics -- 10.4%
    1,600 Altera Corporation +                     58,900
    2,400 L-3 Communications Holding, Inc. +      115,950
      800 Lexmark International Group, Inc. +      52,850
      600 Maxim Integrated Products, Inc. +        39,900
    1,900 Microchip Technology, Inc. +             90,012
                                            -------------
                                                  357,612
                                            -------------
     Engineering and Construction -- 2.4%
    2,200 Jacobs Engineering Group, Inc. +         83,600
                                            -------------
     Financial Services -- 4.9%
    1,100 Countrywide Credit Industries            47,025
      800 Finova Group, Inc.                       42,100
    1,400 Metris Companies, Inc.                   57,050
      850 TD Waterhouse Group, Inc. +              21,303
                                            -------------
                                                  167,478
                                            -------------
     Food and Beverages -- 4.7%
    2,600 McCormick & Company, Inc.                82,062
    1,900 United States Food Service +             80,988
                                            -------------
                                                  163,050
                                            -------------
     Health Care Products -- 4.8%
    3,000 Bergen Brunswig Corporation              51,750
    1,800 Elan Corporation Plc, ADR +              49,950
    1,800 Patterson Dental Company +               62,550
                                            -------------
                                                  164,250
                                            -------------
     Home Furnishings and Housewares -- 1.8%
    2,200 Furniture Brands International, Inc. +   61,325
                                            -------------
     Hotels and Restaurants -- 2.9%
    3,600 Brinker International, Inc. +            97,875
                                            -------------
     Industrial Machinery -- 1.2%
    1,700 Donaldson Company, Inc.                  41,650
                                            -------------
     Insurance -- 2.2%
      600 Ambac Financial Group, Inc.              34,275
      950 Nationwide Financial Services, Inc.      42,988
                                            -------------
                                                   77,263
                                            -------------
     Leisure Time Products -- 1.3%
      800 Harley Davidson, Inc.                    43,500
                                            -------------
     Medical Instruments and Supplies -- 2.2%
    1,000 Biomet, Inc.                             39,750
    1,300 Invacare Corporation                     34,775
                                            -------------
                                                   74,525
                                            -------------
     Networking Products -- 1.1%
      250 Juniper Networks, Inc. +                 37,250
                                            -------------
     Oil Equipment and Services -- 2.1%
    1,100 Diamond Offshore Drilling, Inc.          31,213
    1,500 Transocean Offshore, Inc.                39,375
                                            -------------
                                                   70,588
                                            -------------
     Precision Instrumentation-- 0.9%
      600 Waters Corporation +                     31,875
                                            -------------
     Real Estate -- 2.1%
    1,600 Duke Realty Investments, Inc.            36,100
    1,000 Sun Communities, Inc.                    35,500
                                            -------------
                                                   71,600
                                            -------------
     Retail -- 7.3%
    1,365 Intimate Brands, Inc.                    64,667
      800 O'Reilly Automotive, Inc. +              40,300
    3,150 Office Depot, Inc. +                     69,497
    1,900 Zale Corporation +                       76,000
                                            -------------
                                                  250,464
                                            -------------
     Retail-On-Line -- 0.6%
      500 eToys, Inc. +                            20,375
                                            -------------
     Telecommunications -- 9.3%
      950 ALLTEL Corporation                       67,925
    2,450 CenturyTel, Inc.                         97,387
    3,000 Cincinnati Bell, Inc.                    74,813
    3,300 Inet Technologies, Inc. +                79,200
                                            -------------
                                                  319,325
                                            -------------
     Transporation -- Trucking -- 2.4%
    3,750 Swift Transportation Co., Inc. +         82,500
                                            -------------
TOTAL COMMON STOCKS
   (Cost  $2,971,140)                           3,331,662
                                            -------------
TOTAL INVESTMENTS
   (Cost  $2,971,140*)              97.0%       3,331,662
OTHER ASSETS AND
LIABILITIES (Net)                    3.0          102,545
                                   -----    -------------
NET ASSETS                         100.0%   $   3,434,207
                                   =====    =============

---------------------------------------------------------------------------
   * Aggregate cost for Federal tax purposes is $2,985,357.
   + Non-income producing security.

     ABBREVIATION:
     ADR-American Depository Receipt


                      See Notes to Financial Statements



The Munder Funds
       Statements of Assets and Liabilities, June 30, 1999

                                                                 -------------------------------------------------------
                                                                 Munder              Munder              Munder
                                                                 Equity              Framlington Global  Growth
                                                                 Selection           Financial Services  Opportunities
                                                                 Fund                Fund                Fund
                                                                 ---------------     ---------------     ---------------
ASSETS:
Investments, at value See accompanying schedules:
       Securities.........................................       $    12,975,160     $     2,830,688     $     3,331,662
       Repurchase Agreements..............................               171,000                   -                   -
                                                                 ---------------     ---------------     ---------------
Total Investments.........................................            13,146,160           2,830,688           3,331,662
Cash......................................................                   604             123,824              19,368
Interest receivable.......................................                    22                   -                   -
Dividends receivable......................................                 8,117               3,654               1,257
Receivable for investment securities sold.................                     -              30,526              75,282
Receivable for Fund shares sold...........................                22,483               6,036               5,939
Receivable from investment advisor........................                     -               3,998               3,007
Prepaid expenses..........................................                   373                 928               3,137
                                                                 ---------------     ---------------     ---------------
       Total Assets.......................................            13,177,759           2,999,654           3,439,652
                                                                 ---------------     ---------------     ---------------
LIABILITIES:
Payable for investment securities purchased...............               126,870              44,477                   -
Investment advisory fee payable...........................                 7,326               1,782               2,009
Unrealized appreciation of foreign currency and other net assets               -                  60                   -
Administration fee payable................................                 1,258                 122                 293
Transfer agent fee payable................................                    96                 124                 118
Custodian fees payable....................................                 1,370               5,650               2,308
Accrued Trustees'/Directors' fees and expenses............                   136                  20                  23
Accrued expenses and other payables.......................                29,990                 232                 694
                                                                 ---------------     ---------------     ---------------
       Total Liabilities..................................               167,046              52,467               5,445
                                                                 ---------------     ---------------     ---------------
NET ASSETS................................................       $    13,010,713     $     2,947,187     $     3,434,207
                                                                 ===============     ===============     ===============
Investments, at cost......................................       $    11,671,741     $     2,767,484     $     2,971,140
                                                                 ===============     ===============     ===============
NET ASSETS consist of:
Undistributed net investment income.......................       $             -     $        17,179     $             -
Accumulated net realized gain/(loss) on
     investments sold and foreign currency transactions...               625,261             (22,400)             56,100
Net unrealized appreciation of investments,
     foreign currency and net other assets................             1,474,419              63,090             360,522
Par value.................................................                 1,047               2,942               3,164
Paid-in capital in excess of par value....................            10,909,986           2,886,376           3,014,421
                                                                 ---------------     ---------------     ---------------
       Total Net Assets...................................       $    13,010,713     $     2,947,187     $     3,434,207
                                                                 ===============     ===============     ===============
SHARES OUTSTANDING, CLASS Y SHARES........................             1,046,554             294,237             316,395
                                                                 ===============     ===============     ===============
NET ASSET VALUE, offering and redemption
      price per share.....................................       $         12.43     $         10.02     $         10.85
                                                                 ===============     ===============     ===============

                      See Notes to Financial Statements




The Munder Funds
       Statements of Operations, Year Ended June 30, 1999

                                                                 ---------------------------------------------------------
                                                                 Munder              Munder                  Munder
                                                                 Equity              Framlington Global      Growth
                                                                 Selection           Financial Services      Opportunities
                                                                 Fund (a)            Fund                    Fund
                                                                 ---------------     ---------------     ---------------
INVESTMENT INCOME:
Interest..................................................       $        14,415     $         9,539     $         6,127
Dividends (b).............................................                74,886              47,867              16,913
                                                                 ---------------     ---------------     ---------------
       Total investment income............................                89,301              57,406              23,040
                                                                 ---------------     ---------------     ---------------
EXPENSES:
Investment advisory fee...................................                50,364              18,413              19,294
Administration fee........................................                 7,147               2,479               2,743
Transfer agent fee........................................                 2,070                 853                 875
Custodian fees............................................                15,872              34,320              14,052
Legal and audit fees......................................                   573               1,691               1,563
Trustees'/Directors' fees and expenses....................                   209                  98                  99
Registration and filing fees..............................                15,387               1,068               3,050
Other.....................................................                20,000               1,267               1,101
                                                                 ---------------     ---------------     ---------------
       Total Expenses.....................................               111,622              60,189              42,777
Expenses reimbursed by investment advisor.................                     -             (31,219)            (12,414)
                                                                 ---------------     ---------------     ---------------
       Net Expenses.......................................               111,622              28,970              30,363
                                                                 ---------------     ---------------     ---------------
NET INVESTMENT INCOME/(LOSS)..............................               (22,321)             28,436              (7,323)
                                                                 ---------------     ---------------     ---------------
NET REALIZED AND UNREALIZED
    GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
    Security transactions.................................               663,243             (22,399)             63,575
    Foreign currency transactions.........................                     -              (3,304)                  -
Net change in unrealized appreciation/(depreciation) of:
    Securities............................................             1,474,419              28,078             357,908
    Foreign currency and net other assets.................                     -                 (55)                  -
                                                                 ---------------     ---------------     ---------------
Net realized and unrealized gain on investments...........             2,137,662               2,320             421,483
                                                                 ---------------     ---------------     ---------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS.............................       $     2,115,341     $        30,756     $       414,160
                                                                 ===============     ===============     ===============

--------------------
(a) The Munder Equity Selection Fund commenced operations on November 11,
    1998.

(b) Net of foreign withholding taxes of $244 and $967 for the Munder Equity Selection Fund and the Munder Framlington
    Global Financial Services Fund respectively.


                      See Notes to Financial Statements




The Munder Funds
       Statements of Changes in Net Assets, Year Ended June 30, 1999

                                                                 -------------------------------------------------------
                                                                 Munder              Munder              Munder
                                                                 Equity              Framlington Global  Growth
                                                                 Selection           Financial Services  Opportunities
                                                                 Fund (a)            Fund                Fund
                                                                 ---------------     ---------------     ---------------
Net investment income/(loss)..............................       $       (22,321)    $        28,436     $        (7,323)
Net realized gain/(loss) on investments sold..............               663,243             (25,703)             63,575
Net change in unrealized appreciation of investments......             1,474,419              28,023             357,908
                                                                 ---------------     ---------------     ---------------
Net increase in net assets resulting from operations......             2,115,341              30,756             414,160

Distributions to shareholders from net investment income..                     -              (9,324)               (967)
Distributions to shareholders in excess of net
  investment income.......................................               (15,703)                  -                   -
Net increase in net assets from Fund share transactions...            10,911,075           1,091,433           1,448,196
                                                                 ---------------     ---------------     ---------------
Net increase in net assets................................            13,010,713           1,112,865           1,861,389

NET ASSETS:
Beginning of Period.......................................                     -           1,834,322           1,572,818
                                                                 ---------------     ---------------     ---------------
End of Period.............................................       $    13,010,713     $     2,947,187     $     3,434,207
                                                                 ===============     ===============     ===============
Undistributed net investment income.......................       $             -     $        17,179     $             -
                                                                 ===============     ===============     ===============

--------------------
(a) The Munder Equity Selection Fund commenced operations on November 11,
    1998.

                      See Notes to Financial Statements




The Munder Funds
       Statements of Changes in Net Assets, Period Ending June 30, 1998

                                                                 -----------------------------------
                                                                 Munder              Munder
                                                                 Framlington Global  Growth
                                                                 Financial Services  Opportunities
                                                                 Fund (a)            Fund (a)
                                                                 ---------------     ---------------
Net investment income.....................................       $         1,077     $           815
Net realized gain/(loss) on investments sold..............                (2,352)                  -
Net change in unrealized appreciation of investments......                35,067               2,614
                                                                 ---------------     ---------------
Net increase in net assets resulting from operations......                33,792               3,429

Net increase in net assets from Fund share transactions...             1,800,530           1,569,389
                                                                 ---------------     ---------------
Net increase in net assets................................             1,834,322           1,572,818

NET ASSETS:
Beginning of Period.......................................                     -                   -
                                                                 ---------------     ---------------
End of Period.............................................       $     1,834,322     $     1,572,818
                                                                 ===============     ===============
Undistributed net investment income.......................       $         1,371     $           815
                                                                 ===============     ===============

--------------------
(a) Munder Framlington Global Financial Services Fund and Munder Growth Opportunities Fund commenced operations on June 24, 1998.

                      See Notes to Financial Statements





Munder Equity Selection Fund (a)
       Financial Highlights, For a Share Outstanding Throughout The Period


                                                           Period
                                                           Ended
                                                           6/30/99
                                                           -------

Net asset value, beginning of period....................   $   10.00
                                                           ---------
Income from investment operations:
Net investment loss.....................................       (0.02)
Net realized and unrealized gain on investments.........        2.47
                                                           ---------
Total from investment operations........................        2.45
                                                           ---------
Less distributions:
Distributions in excess of net investment income........       (0.02)
                                                           ----------
Total distributions.....................................       (0.02)
                                                           ----------
Net asset value, end of period..........................       $12.43
                                                           ==========
Total return (b)........................................        24.50%
                                                           ==========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)....................   $   13,011
Ratio of operating expenses to average net assets.......         1.65% (c)
Ratio of net investment loss to average net assets......        (0.33)% (c)
Portfolio turnover......................................          107%
Ratio of operating expenses to average net assets
   without expenses reimbursed..........................          N/A

--------------------
(a) Munder Equity Selection Fund commenced operations on November 11,
    1998.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                      See Notes to Financial Statements





Munder Framlington Global Financial Services Fund (a)
       Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          Year             Period
                                                                          Ended            Ended
                                                                          6/30/99          6/30/98
                                                                          -------          -------
Net asset value, beginning of period........................            $     10.19       $   10.00
                                                                        -----------       ---------
Income from investment operations:
Net investment income.......................................                   0.10            0.01
Net realized and unrealized gain/(loss) on investments......                  (0.23) (d)       0.18
                                                                        -----------       ---------
Total from investment operations............................                  (0.13)           0.19
                                                                        -----------       ---------

Less distributions:
Dividends from net investment income........................                  (0.04)              -
                                                                        -----------       ---------
Total distributions.........................................                  (0.04)              -
                                                                        -----------       ---------
Net asset value, end of period..............................            $     10.02       $   10.19
                                                                        ===========       =========
Total return (b)............................................                  (1.29)%           1.90%
                                                                        ===========       ==========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)........................            $     2,947       $    1,834
Ratio of operating expenses to average net assets...........                   1.18%            1.14% (c)
Ratio of net investment income to average net assets........                   1.16%            3.60% (c)
Portfolio turnover rate.....................................                     75%               0%
Ratio of operating expenses to average net assets
    without expenses reimbursed.............................                   2.45%            1.14% (c)

--------------------
(a) The Munder Framlington Global Financial Services Fund commenced operations on June 24, 1998.

(b)  Total return represents aggregate total return for the period indicated.

(c)  Annualized.

(d) The amount shown at this caption for each share outstanding throughout the period may not accord with the change in aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

                      See Notes to Financial Statements




Munder Growth Opportunities Fund (a)
       Financial Highlights, For a Share Outstanding Throughout Each Period


                                                                          Year              Period
                                                                          Ended             Ended
                                                                          6/30/99           6/30/98
                                                                          -------           -------
Net asset value, beginning of period........................            $     10.02       $   10.00
                                                                        -----------       ---------
Income from investment operations:
Net investment income/(loss)................................                  (0.02)           0.01
Net realized and unrealized gain/(loss) on investments......                   0.85            0.01
                                                                        -----------       ---------
Total from investment operations............................                   0.83            0.02
                                                                        -----------       ---------

Less distributions:
Dividends from net investment income........................                  (0.00) (d)          -
                                                                        -----------       ---------
Total distributions.........................................                  (0.00) (d)          -
                                                                        -----------       ---------
Net asset value, end of period..............................            $     10.85       $   10.02
                                                                        ===========       =========
Total return (b)............................................                   8.44%            0.20%
                                                                        ===========       ==========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)........................            $    3,434        $    1,573
Ratio of operating expenses to average net assets...........                   1.18%            1.15% (c)
Ratio of net investment income/(loss) to average net assets.                  (0.28)%           3.18% (c)
Portfolio turnover rate.....................................                    122%               0%
Ratio of operating expenses to average net assets
    without expenses reimbursed.............................                   1.66%           1.16% (c)

--------------------
(a)  The Munder Growth Opportunities Fund commenced operations on June 24,
     1998.

(b)  Total return represents aggregate total return for the period indicated.

(c)  Annualized.

(d)  Amount represents less than $0.01 per share.

                      See Notes to Financial Statements





The Munder Funds
       Notes To Financial Statements, June 30, 1999

1.   Organization and Significant Accounting Policies

     The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act, as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI and Framlington consist of 19 portfolios currently in operation. Information presented in these financial statements pertains only to the equity funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the other remaining funds of MFI and the Framlington are presented in separate reports.

               MFI:
               Munder Equity Selection Fund
               Munder Growth Opportunities Fund

               Framlington:
               Munder Framlington Global Financial Services Fund

     The Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. At June 30, 1999, Class A, Class B, Class C and Class K had not yet commenced operations.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by Munder Capital Management (the "Advisor"), and under certain circumstances by a pricing committee, under the guidelines approved by supervision of the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mean price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

     Forward Foreign Currency Exchange Contracts: The Munder Framlington Global Financial Services Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.






     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Foreign Currency: The books and records of the Munder Framlington Global Financial Services Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Repurchase Agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Advisor, acting under the guidelines approved by the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

     Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Funds are allocated to each Fund based on relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

     Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

     Dividends and Distributions to Shareholders: Dividends from net investment income and net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually.
Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

     Federal Income Taxes: Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.





2.   Investment Advisor, Sub-Advisor, Custodian and Other Related Party
     Transactions

     For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, at an annual rate of 0.75%, based on the average daily net assets of the respective Fund.

     The Advisor voluntarily reimbursed certain expenses, payable by the Funds, for the year ended June 30, 1999, as follows:

                                                         Expenses Reimbursed
                                                         -------------------
     Munder Framlington Global Financial Services Fund......         $31,219
     Munder Growth Opportunities Fund.......................          12,414

     Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to the Munder Framlington Global Financial Services Fund and is responsible for the management of the Fund's portfolio, including all decisions regarding purchases and sales of foreign securities held by the Fund. For its services with regard to the Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.375% of the Fund's daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

     Effective July 2, 1998 Comerica Bank ("Comerica") acquired an additional interest in the Advisor whereby it now owns approximately 88% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $1,174 for its shareholder services to the Funds for the year ended June 30, 1999.

     Each Trustee of Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFI, The Munder Funds Trust, Framlington and St. Clair Funds, Inc. The fee consists of a $30,000 annual retainer, for services in such capacity plus $2,500 for each Board meeting attended, plus out-of-pocket expenses related to such attendance at such meetings. No officer, director or employee of the Advisor, Sub-Advisor or Comerica received any compensation from MFI or Framlington.

3.   Securities Transactions

     For the year ended June 30, 1999, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                                             Cost of Purchases    Proceeds from Sales
                                                             -----------------    -------------------
     Munder Equity Selection Fund..........................       $ 20,694,241            $ 9,984,189
     Munder Framlington Global Financial Services Fund.....          3,003,751              1,728,358
     Munder Growth Opportunities Fund......................          4,607,413              2,974,851

     Cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments for the Munder Equity Selection Fund were $253,065 and $125,619 respectively, for the year ended June 30, 1999.

     At June 30, 1999, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                                   Tax Basis         Tax Basis
                                                                  Unrealized        Unrealized
                                                                Appreciation      Depreciation
                                                                ------------      ------------
     Munder Equity Selection Fund........................        $ 1,563,940         $ 116,561
     Munder Framlington Global Financial Services Fund...            209,838           146,634
     Munder Growth Opportunities Fund....................            418,336            72,031





4    Common Stock

     Changes in common stock for the Funds were as follows:

                                Period Ended
                                   6/30/99
                          ------------------------
Munder Equity
  Selection Fund:          Shares         Amount
                           ------         ------
Sold .................   1,242,415    $ 13,257,609
Issued as reinvestment       1,219          13,641
Redeemed .............    (197,080)     (2,360,175)
                         ---------    ------------
Net increase .........   1,046,554    $ 10,911,075
                         =========    ============

                               Year Ended               Period Ended
                                 6/30/99                   6/30/98
                         ----------------------    ----------------------
Munder Framlington Global
  Financial Services Fund:
                          Shares       Amount       Shares       Amount
                          ------       ------       ------       ------
Sold .................   141,096    $ 1,354,330    180,165    $ 1,801,738
Issued as reinvestment       469          3,977       --             --
Redeemed .............   (27,374)      (266,874)      (119)        (1,208)
                         -------    -----------    -------    -----------
Net increase .........   114,191    $ 1,091,433    180,046    $ 1,800,530
                         =======    ===========    =======    ===========

                                Year Ended               Period Ended
                                 6/30/99                    6/30/98
                         ----------------------    ----------------------
Munder Growth
  Opportunities Fund:     Shares       Amount       Shares       Amount
                          ------       ------       ------       ------
Sold .................   233,089    $ 2,125,600    157,042    $ 1,570,420
Issued as reinvestment        92            766       --             --
Redeemed .............   (73,725)      (678,170)      (103)        (1,031)
                         -------    -----------    -------    -----------
Net increase .........   159,456    $ 1,448,196    156,939    $ 1,569,389
                         =======    ===========    =======    ===========

5.   Geographic and Industry Concentration

     The Munder Framlington Global Financial Services Fund intends to invest at least 65% of its total net assets in at least three different countries including the United States. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S.
companies and the U.S. government.

     The Munder Framlington Global Financial Services Fund primarily invests in equity securities of U.S. and foreign companies which are principally engaged in the financial services industry and companies providing services primarily within the financial services industry, and accordingly, is more susceptible to factors adversely affecting the financial services industry.

6.   Income Tax Information

     Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Munder Framlington Global Financial Services Fund has elected to defer net capital losses arising between November 1, 1998 and June 30, 1999 of $1,623.





7.   Distributions (Unaudited)

     The Munder Framlington Global Financial Services Fund designated $5,794 as a foreign tax credit for regular Federal income tax purposes.

     Of the distributions made by the Funds, the corresponding percentage represents the amount of each distribution that will qualify for the dividend received deduction available to corporate shareholders:

      Munder Equity Selection Fund..............................    10.3%
      Munder Growth Opportunities Fund..........................    18.8%
      Munder Framlington Global Financial Services Fund.........    39.4%

8.   Year 2000 (Unaudited)

     Like other mutual funds, financial institutions and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by the Advisor and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Advisor is taking steps that it believes are reasonably designed to address year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by a Fund's other major service providers. Although there can be no assurances, the Advisor believes that these steps will be sufficient to avoid any adverse impacts on any of the Funds. Similarly, the companies and other issuers in which a Fund invests could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid an adverse impact on a Fund.






              Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors/Trustees and Shareholders of The Munder Funds, Inc.
The Munder Framlington Funds Trust


We have audited the accompanying statements of assets and liabilities of the Munder Growth Opportunities Fund and the Munder Equity Selection Fund (two of the portfolios constituting The Munder Funds, Inc.) and the Munder Framlington Global Financial Services Funds (one of the portfolios constituting The Munder Framlington Funds Trust), (collectively the "Funds") including the portfolios of investments, as of June 30, 1999, and the related statement of operations, the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above constituting The Munder Funds, Inc. and The Munder Framlington Funds Trust at June 30, 1999, the results of their operations, changes in their net assets and their financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                     /s/ Ernst & Young LLP

Boston, Massachusetts
August 16, 1999







                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee P. Munder

OFFICERS
               Lee P. Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Therese Hogan, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               211 South Gulph Road
               King of Prussia, PA 19406-3101

ADMINISTRATOR & CUSTODIAN
               State Street Bank & Trust Company
               225 Franklin Street
               Boston, MA 02110

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116





                                          (OUTSIDE BACK COVER)

ANNGFGOPEQS99

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.